                                                           Exhibit 10.7



  [LOGO]            EMPRESA MINERA DEL CENTRO DEL PERU S.A.
          Casilia 2412 o Lima 1 Peru. Fax: 476-9729, Telefono: 476-1010

                                                         cc. Dr. Craig Johnson
                                                             Mr. Daniel Vonverg
                                                             Dr. Jorge Gutierrez

GPR1-602-97/21.09.04

Lima, 16 de octubre de 1997

Senores
ESTUDIO FERRERO ABOGADOS

Atencion: DR. RAUL FERRERO
          Asesor Legal de The Doe Run Company

Asunto: Resolucion Directoral aprobando Division del PAMA del Complejo Metalurgico de La Oroya

Estimado Dr. Ferrero:

Por favor, sirvase encontrar adjunto copia de la Resolucion Directoral No. 334-97-EM/DGM de fecha 16 de octubre de 1997, en la que se el Ministerio de Energia y Minas aprueba la solicitud presentada por Centromin Peru para la Division del PAMA del Complejo Metalurgico de La Oroya, de conformidad con los compromisos de inversion acordados con The Doe Run Company para el PAMA de Metaloroya y el PAMA de Centromin Peru.

Tambien se adjunta copia de la Resolucion Directoral No. 325-97-EM/DGM de fecha 6 de octubre de 1997, en la que el Ministerio de Energia y Minas aprueba la solicitud presentada por Centromin Peru para la Modificacion del Cronograma de Acciones e Inversiones del PAMA del Complejo Metalurgico de La Oroya, de conformidad con los compromisos de inversion acordados con The Doe Run Company para el PAMA de Metaloroya y el PAMA de Centromin Peru.

La suscripcion de los respectivos contratos de estabilidad administrativa ambiental esta en proceso y tan pronto el Vice Ministro de Minas firme los mismos, se los estaremos remitiendo.

Por favor, le agradeceremos hacer llegar copia de los documentos adjuntos a los representantes de The Doe Run Company.

Muy atentamente,


/s/ Ing. Hugo Aragon
Ing. Hugo Aragon
Gerente de Privatizacion

Adjtos. (4)

[LOGO]

MINISTERIO DE ENERGIA Y MINAS

INFORME No 1047-97EM-DGM-DFM-DFT

SENOR :     Director General de Mineria

ASUNTO: Division del PAMA del Complejo Metalurgico La Oroya de Centromin Peru S.A.


REF.  :     Rec. No 1152485 del 19-09-97
            Rec. No 1155365 del 10-10-97
            Informe No 107-97-EM/DGAA/LC
            Memo No 2159-97-EM/DGAA

            En relacion al asunto, tengo a bien de informar a Ud., lo siguiente:

            Con el informe de la referencia, la Direccion General de Asuntos Ambientales he efectuado la evaluacion de los documentos de la referencia presentado por la empresa CENTROMIN PERU S.A., solicitando la Division del PAMA del COMPLEJO METALURGICO DE LA OROYA, para los efectos de transferencia por venta de dicho complejo, considerando necesario compartir los compromisos asumidos en el Programa de adecuacion y Manejo Ambiental (PAMA) con la EMPRESA METALOROYA S.A., la Division de los compromisos han sido hechos de conocimiento del Ministerio de Energia y Minas mediante al Recurso No 1152485; luego de la evaluacion efectuada se puede indicar lo siguiente:

o Los montos que corresponden asumir a CENTROMIN PERU S.A. y METALOROYA S.A. para cumplir con sus compromisos del PAMA seran los Sgtes: US$ 24'167,000 (18.34%) para CENTROMIN PERU S.A. y US$ 107'575,000 (81.66%) para METALOROYA S.A., la suma de los montos menclonados es la que corresponde a la cifra de reprogramacion del PAMA aprobado con R.D. No 325-97-EM/DGM de fecha 06-10-97.
o El Cronograma de Accionese e Inversiones de CENTROMIN PERU S.A. sera ejecutado en un periodo que comprendera hasta el ano 2005 (09 anos), minetras que el de METALOROYA S.A. abarcara hasta el ano 2006 (10 anos).
o En el recurso No 1155365, que se solicita la division del PAMA, se presenta un resumen de los resultados economicos financieros consolidados hasta el mes de agosto de 1997 y una proyeccion hasta el mes de diciembre, en esta proyeccion se puede observar que el volumen de ventas de METALOROYA S.A. para 1997 sera de US$ 263,359,500, determinadose por lo tanto que el 1% seria de US$ 2'633,695. Lo que se proyecta invertir en cada uno de los anos que durara la ejecucion del PAMA, superando lo calculado, el 1% de las ventas de METALOROYA S.A.

La Direccion General de Asuntos Ambientales, segun el informe y memo de la referencia, opina, que en base a lo expuesto y considerando que lo propuesto

          [LOGO]
MINISTERIO DE ENERGIA Y MINAS

se encuentra dentro de lo que senala el Reglamento Ambiental para la Actividades Minero-Metalurgicas, D.S. No 016-93-EM y D.S. No 059-93-EM, por lo que recomienda la division del PAMA comprometiendo a las mencionadas empresas a ejecutar las acciones e inversiones de la reprogramacion aprobada.

            En consecuencia por lo antes expresado, el suscrito es de opinion aprobar la division del PAMA aprobado por R.D. No 325-97-EM/DGM de fecha 6 de octubre de 1997, a favor de CENTROMIN PERU S.A. y METALOROYA S.A. con los montos anteriormente mencionados para cada empresa, asi como la reprogramacion de acciones e inversiones y tiempo de adecuacion ambiental de su Programa de Adecuacion y Manejo Ambiental, por las razones tecnicas-economicas que se exponen en el informe de la referencia.

                                      Lima, 16 OCT, 1997


                                      /s/ JAVIER F. GUERRERO VALERA
                                      ---------------------------------
                                      JAVIER F. GUERRERO VALERA
                                         Reg. del CIP. No 40602
                                      [ILLEGIBLE] FISC.   TECNICA

Lima, 16 OCT. 1997

Estando de acuerdo con el informe que antcede, ELEVEBE a la Direccion General de Mineria, para los fines consiguientes.


                                      /s/ CESAR LAVADO HUYHUA
                                      ---------------------------------
                                      Ing. CESAR LAVADO HUYHUA
                                      Director de [ILLEGIBLE]

Lima, 16 OCT. 1997

Visto el informe precedente que esta Direccion encuentra conforme. EXPIDASE la R.D. que deje sin efecto el ART. 2o de la R.D. No 325-97-EM/DGM de fecha 06 de octubre de 1,997, quedando vigente las demas disposiciones que la contiene Y MODIFIQUESE e INCLUYASE la Division del PAMA del Complejo Metalurgico La Oroya, con un monto total de US$ 24'167,000 para CENTROMIN PERU S.A. cuyo periodo de ejecucion sera hasta el ano 2005 (09 anos), y un monto total de US$ 107'575,000 para METALOROYA S.A. cuyo periodo de ejecucion sera hasta el ano 2006 (10 anos)., por las razones tecnicas-economicas sustentadas por el titular. Hecho vuelva a la Division de Fiscalizacion Minera.


                                      /s/ Jorge [ILLEGIBLE]
                                      ---------------------------------
                                      Ing. Jorge [ILLEGIBLE]
                                      DIRECTOR GENERAL DE MINERIA

                                     [LOGO]
                         MINISTERIO DE ENERGIA Y MINAS

                     Resolucion Directoral No 334-97-EM/DGM

                               Lima, 16 OCT. 1997

            Visto, el informe No/047 97-EM-DGM-DFT de fecha No. de octubre de 1997, sobre Division del PAMA del Complejo Metalurgico La Oroya de CENTROMIN PERU S.A., ubicada en el distrito de la Oroya, provincia de Yaull y departamento de Junin.

            CONSIDERANDO.

            Que, de conformidad con el Art. 9o del Reglamento para la Proteccion Ambiental en la Actividad Minero-Metalurgica, aprobado por Decreto Supremo No 016-93-EM y el Art. 3o del Decreto Supremo No 059-93-EM que modifica en parte el Reglamento aprobado por Decreto Supremo No 016-93-EM, establece que los Programas de Adecuacion y Manejo Ambiental seran aprobados u observados por la Direccion General de Mineria mediante Resolucion, segun opinion de la Direccion General de Asuntos Ambientales y modificados por la [ILLEGIBLE] Direccion General de Mineria mediante R.D., de oficio o a solicitud del interesado, sustentandose los fundamentos tecnicos, economicos, sociales y ambientales.

            Que, con Recursos Nos 1152485 y 1156365, del 19 de setiembre y 10 de octubre de 1,997, CENTROMIN PERU, S.A. solicito la Division del PAMA del Complejo Metalurgico La Oroya, para afectos de transferencia por venta de dicho Complejo, considerando necesario compartir los compromisos asumidos en el Programa de Adecuacion y Manejo Ambiental con la Empresa Metaloroya S.A., sustentado ante la Direccion General de Asuntos Ambientales, la misma que ha dado su opinion favorable conforme al informe No 107-97-DGAA/LC de fecha 14 de octubre de 1,997 y Memorandum No 2159-97-EM/DGAA de fecha 14 de octubre de 1,997.

            De conformidad con el Reglamento aprobado por D.S.No 016-93-EM y su modificatoria D.S.No 059-93-EM.

            SE RESUELVE:

            Articulo 1.-Dejar sin efecto el Art. 2o de la R.D. No 325-97-EM/DGM de fecha 06 de octubre de 1,997, que aprueba la modificacion del conograma de acciones e inversiones por un monto total de US$ 131'742,000, para un periodo de adecuacion ambiental de diez (10) anos (1997-2006), del Programa de Adecuacion y Manejo Ambiental del COMPLEJO METALURGICO LA OROYA de CENTROMIN PERU S.A..

            Articulo 2.-Aprobar la Division del PAMA del COMPLEJO METALURGICO LA OROYA, con un monto total de US$ 24'167,000 para CENTROMIN PERU S.A. para un periodo de ejecucion hasta el ano 2005 (09 anos) y un monto total de US$ 107'675,000 para METALOROYA S.A. para un periodo de ejecucion hasta el ano 2006 (10 anos), conforme al cronograma de acciones e inversiones que deben ejecutar ambas empresas en cumplimiento a las Normas de Medio Ambiente vigentes.

                                            Registrese y Comuniquese.


                                            /s/ [ILLEGIBLE]
                                            ----------------------------
                                            [ILLEGIBLE]
                                            DIRECTOR GENERAL DE MINERIA

                     RESOLUCION DIRECTORAL No 325-97-EM/DGM

                               Lima, 06 OCT. 1997

            Visto, el informe No 949 97-EM-DGM-DFM-DFT de fecha 30 de setiembre de 1997, sobre Modificacion del cronograma de acciones e inversiones de ejecucion del Programa de Adecuacion y Manejo Ambiental de la U.P. "La Oroya" de CENTROMIN PERU S.A., ubicada en el distrito de la Oroya, provincia de Yaull y departamento de Junin.

            CONSIDERANDO.

            Que, de conformidad con el Art. 9o del Reglamento para la Proteccion Ambiental en la Actividad Minero-Metalurgica, aprobado por Decreto Supremo No 016-93-EM y el Art. 3o del Decreto Supremo No 059-93-EM que modifica en parte el Reglamento aprobado por Decreto Supremo No 016-93-EM, establece que los Programas de Adecuacion y Manejo Ambiental seran aprobados u observados por la Direccion General de Mineria mediante Resolucion, segun opinion de la Direccion General de Asuntos Ambientales y modificados por la misma Direccion General de Mineria mediate R.D., de oficio o a solicitud del interesado, sustentandose los fundamentos tecnicos, economicos, sociales y ambientales.

            Que, con Recursos Nos 1149473 y 1151912, del 15 y 16 de setiembre de 1,997, CENTROMIN PERU S.A. solicito la Modificacion de los PAMA's de sus diversas Unidades de Produccion, en lo referente al cronograma de acciones e inversiones, en la cual esta incluida la U.P. "La Oroya", sustentando ante la Direccion General de Asuntos Ambientales dicha Modificacion, mereciendo opinion favorable conforme al Informe No 91-97-DGAA/LC de fecha 18 de setiembre de 1,997 y Memorandum No 1184-97-EM/DGAA de fecha 19 de setiembre de 1,997.

            De conformidad con el Reglamento aprobado por D.S.No 016-93-EM y su modificatoria D.S.No 059-93-EM.

            SE RESUELVE:

            Articulo 1.-Dejar sin afecto el Art. 2o de la R.D. No 017-97-EM/DGM de fecha 13 de enero de 1,997, que aprueba el periodo de adecuacion de diez (10) anos, para un cronograma de acciones e inversiones por un monto de US$ 129'125,000 inicialmente presentado, quedando vigente las demas disposiciones que la contiene.

            Articulo 2.-Aprobar la modificacion del cronograma de acciones e inversiones por un monto total de US$ 131'742,000, para al periodo de adecuacion ambiental de diez (10) anos (91997-2006), del Programa de Adecuacion Y Manejo Ambiental de la U.P. "La Oroya" de CENTROMIN PERU S.A.

                                       Registrese y Comuniquese.


                                       /s/ [ILLEGIBLE]
                                       ---------------------------------
                                       [ILLEGIBLE]
                                          DIRECTOR GENERAL DE MINERIA

                    EMPRESA MINERA DEL CENTRO DEL PERU S.A.

                                                         cc: Dr. Craig Johnson
                                                             Mr. Daniel Vornberg
                                                             Dr. Jorge Gutierrez

GPRI-602-97/21.09.04

Lima, October 16, 1997

Messrs
Ferrero Law Office

Attention: DR RAUL FERRERO
           Legal Advisor of The Doe Run Company

Re: Directoral Resolution approving the PAMA Division of La Oroya Metallurgical
    Complex

Dear Dr. Ferrero:

Please find attached a copy of Directoral Resolution No. 334-97-EM/DGM dated October 16, 1997 in which the Ministry of Energy and Mines approves the request presented by Centromin Peru for the Pama Division of La Oroya Metallurgical Complex, in accordance with the pledges of investment agreed upon with The Doe Run Company for the Metaloroya PAMA and the Centromin Peru PAMA.

Also attached is a copy of Directoral Resolution No. 325-97-EM/DGM dated October 6, 1997 in which the Ministry of Energy and Mines approves the request presented by Centromin Peru for the Modification of the Timetable of Shares and Investments, of La Oroya Metallurgical Complex PAMA, in accordance with the pledges of investment agreed upon with The Doe Run Company for the Melaloroya PAMA and the Centromin Peru PAMA.

The subscription of the respective contracts of environmental administrative stability is under way and as soon as the Vice Minister of Mines signs these, we will send them to you.

Please send a copy of the attached documents to the representatives of The Doe Run Company.

Sincerely,

Hugo Aragon, Eng.
Manager of Privatization

MINISTRY OF ENERGY AND MINES

REPORT NO. ????-97-EM/DGM-DFM-DFT [Note that numbers on fax were not ligible]

TO:  Director General of Mining

RE:  PAMA Division, La Oroya Metallurgical Complex,
     Centromin Peru S.A.

REF: Rec. No. 1152485 dated September 19, 1997
     Rec. No. 1155365 dated October 10, 1997
     Report No. 107-97-EM/DGAA/LC
     Memo No. 2159-97-EM/DGAA

In regard to this affair, I am informing you of the following:

            With the aforementioned report, the Director General of Environmental Affairs has completed the evaulation of the reference documents presented by the company CENTROMIN PERU S.A. requesting the PAMA DIVISION OF LA OROYA METALLURGICAL COMPLEX for the purposes of transferral through the sale of said complex, considering it necessary to divide the pledges assumed in the Program of Adaptation and Environmental Management (PAMA) with EMPRESA METALOROYA S.A. the division of the Appeal has been made with the knowledge of the Ministry of Energy and Mines through Appeal No. 1152485. From the evaluation done the following is indicated:

o The sums which are to be assumed by CENTROMIN PERU S.A. and METALOROYA S.A. in order to complete their PAMA pledges will be the following:
      US$24,187,000 (18.34%) for CENTROMIN PERU S.A. and US$107,575,000 (81.66%)
      for METALOROYA S.A. the sum of the amounts mentioned corresponds to the figure for the reprogramming of the PAMA approved in R.D. No. 325-97-EM/DGM dated October 6, 1997.

o The Timetable of Shares and Investments of CENTROMIN PERU S.A. will be executed within a period lasting until 2005 (9 years) while that of METALOROYA S.A. will last until 2006 (10 years).

o Appeal No. 1155365 which requests the division of PAMA presents a summary of the financial economic results consolidated up to August 1997 and a projection up to the month of December. In this projection one can observe that the volume of sales of METALOROYA S.A. for 1997 will be US$263,359,500 which indicates that 1% would be US$2,633,595. What is projected to be invested in each year of PAMA surpasses this calculation of 1% of the sales of METALOROYA S.A.

The Director General of Environmental Affairs, according to the report and memo referred to, on the basis of what is stated and considering that that which is proposed is found within the boundaries contained in Environmental Regulation for Mining-Metallurgical Activities, D.S. No. 016-93-EM and D.S. No. 059-93-EM, through which is recommended the PAMA division binding the aforementioned companies to execute the shares and investments of the approved reprogramming.

            In consequence of the aforementioned, the undersigned is of the opinion to approve the division of the PAMA approved by R.D. 326-97-EM/DGM dated October 6, 1997 in favor of CENTROMIN PERU S.A. and METALOROYA S.A. with the amounts aforementioned for each company, as well as the reprogramming of the shares and investments and time of environmental adaptation of their Program of Adaptation and Environmental Management for the technical-economic reasons that are shown in the reference report.

                                                          Lima, October 16, 1997

                                                       Javier F. Guerrero Valero

Lima, October 16, 1997

Being in agreement with the preceding report, it is sent to the Director General of Mining for his consideration.

                                                        Ing. Cesar Lavado Huyhua

Lima, October 16, 1997

In view of the preceding report with which this Office finds itself in agreement, expedite the R.D. which leaves not in effect Art 2 of R.D. No 325-97-EM/DGM dated October 6, 1997 keeping in effect the remaining dispositions which it contains and MODIFY AND INCLUDE the Division of PAMA of La Oroya Metallurgical Complex with a total sum of US$24,1?7,000 [Note: Numbers not legible on fax] FOR CENTROMIN PERU S.A. whose execution period will last until 2006 (9 years) and a total sum of US$107,575,000 for METALOROYA S.A. whose execution period will last until 2006 (9 years) for the technical-economic reasons sustained by the titleholder. Return to the Division of Mining Fiscalization.

                                              Ing. Jorge [Note: Fax not legible]
                                                      DIRECTOR GENERAL OF MINING

                          MINISTRY OF ENERGY AND MINES

                     DIRECTORAL RESOLUTION NO. 334-97-EM/DGM
                             LIMA, OCTOBER 16, 1997

In view of report No ????-97-EM-DGM-DFM-DT [Note: numbers not legible] dated October 10, 1997 on the Division of PAMA of La Oroya Metallurgical Complex of CENTROMIN PERU S.A. located in the district of La Oroya, province of Yaull, department of Jumin.

            CONSIDERING

            That in accordance with Art. 8 of the Regulation for the Environmental Protection of Mining-Metallurgical Activity, approved by Supreme Decree No. 016-93-EM and Article 3 of Supreme Decree No. 059-93-EM which modifies in part the Regulation approved by Supreme Decree No. 016-93-EM establishes that the Programs of Adaptation and Environmental Management will be approved or observed by the General Direction of Mining by means of Resolution, according to the opinion of the General Direction of Environmental Affairs and modified by the same General Direction of Mining by means of R.D. officially or on request of the interested party, technical, economic, social and environmental fundamentals being sustained.

            That with Appeals Nos. 1152485 and 1156385, dated September 19 and October 10, 1997, CENTROMIN PERU S.A. requested the Division of PAMA of La Oroya Metallurgical Complex because of the transferral by sale of said Complex, it being cosidered necessary to divide the pledges assumed in the Program of Adaptation and Environmental Management with Empresa Metaloroya S.A., sustained before the General Direction of Environmental Affairs, which has given its favorable opinion in accordance with report No. 107-97-DGAA/LC dated October 14, 1997 and Memorandum No. 2159-97-EM/DGAA dated October 14, 1997.

            In conformance with the Regulation approved by D.S. No. 018-93-EM and its modifying D.S. No. 059-93-EM.

            BE IT RESOLVED

            Article 1.-To leave not in effect Article 2 of R.D. No. 326-97-EM/DGM dated October 6, 1997, which approves the modification of the timetable of shares and investments for a total sum of US$131,742,000 for a period of environmental adaptation of ten (10) years (1997-2006) of the Program of Adaptation and Environmental Management of LA OROYA METALLURGICAL COMPLEX OF CENTROMIN PERU S.A.

            Article 2.-To approve the Division of the PAMA of LA OROYA METALLURGICAL COMPLEX with a total sum of US$24,1?7,000 [Note: numbers not legible] for CENTROMIN PERU S.A. for an execution period lasting until 2005 (9 years) and a total amount of US$107,575,000 for an execution period lasting until 2006 (10 years) in conformance with the timetable of shares and investments which both companies must execute in completion of the Environmental Rules in effect.

                          MINISTRY OF ENERGY AND MINES

                    DIRECTORAL RESOLUTION NO. 334-97-EM/DGM
                             LIMA, OCTOBER 16, 1997

In view of report No ????-97-EM-DGM-DFM-DT [Note: numbers not legible] dated October 10, 1997 on the Division of PAMA of La Oroya Metallurgical Complex of CENTROMIN PERU S.A. located in the district of La Oroya, province of Yaull, department of Jumin.

            CONSIDERING

            That in accordance with Art. 8 of the Regulation for the Environmental Protection of Mining-Metallurgical Activity, approved by Supreme Decree No. 016-93-EM and Article 3 of Supreme Decree No. 059-93-EM which modifies in part the Regulation approved by Supreme Decree No. 016-93-EM establishes that the Programs of Adaptation and Environmental Management will be approved or observed by the General Direction of Mining by means of Resolution, according to the opinion of the General Direction of Environmental Affairs and modified by the same General Direction of Mining by means of R.D. officially or on request of the interested party, technical, economic, social and environmental fundamentals being sustained.

            That with Appeals Nos. 1152485 and 1156385, dated September 19 and October 10, 1997, CENTROMIN PERU S.A. requested the Division of PAMA of La Oroya Metallurgical Complex because of the transferral by sale of said Complex, it being cosidered necessary to divide the pledges assumed in the Program of Adaptation and Environmental Management with Empresa Metaloroya S.A., sustained before the General Direction of Environmental Affairs, which has given its favorable opinion in accordance with report No. 107-97-DGAA/LC dated October 14, 1997 and Memorandum No. 2159-97-EM/DGAA dated October 14, 1997.

            In conformance with the Regulation approved by D.S. No. 018-93-EM and its modifying D.S. No. 059-93-EM.

            BE IT RESOLVED

            Article 1.-To leave not in effect Article 2 of R.D. No. 326-97-EM/DGM dated October 6, 1997, which approves the modification of the timetable of shares and investments for a total sum of US$131,742,000 for a period of environmental adaptation of ten (10) years (1997-2006) of the Program of Adaptation and Environmental Management of LA OROYA METALLURGICAL COMPLEX OF CENTROMIN PERU S.A.

            Article 2.-To approve the Division of the PAMA of LA OROYA METALLURGICAL COMPLEX with a total sum of US$24,1?7,000 [Note: numbers not legible] for CENTROMIN PERU S.A. for an execution period lasting until 2005 (9 years) and a total amount of US$107,575,000 for an execution period lasting until 2006 (10 years) in conformance with the timetable of shares and investments which both companies must execute in completion of the Environmental Rules in effect.

                                                     Registered and Communicated

                                                          Ing. Jorge......
                                                   [Note: Signature not legible]

                     DIRECTORAL RESOLUTION NO. 325-97-EM/DGM

                             LIMA, OCTOBER 6, 1997

            In view of report No ????-97-EM-DGM-DFM-DT [Note: numbers not legible] dated September 10, 1997 on Modification of the timetable of shares and investments of execution of the Program of Adaptation and Environmental Management of U.P. "La Oroya" of CENTROMIN PERU S.A., located in the district of La Oroya, provinces of Yaull and department of Junin.

            CONSIDERING

            That, in accordance with Art. 8 of the Regulation for the Environmental Protection of Mining-Metallurgical Activity, approved by Supreme Decree No. 016-93-EM and Article 3 of Supreme Decree No. 059-93-EM which modifies in part the Regulation approved by Supreme Decree No. 016-93-EM establishes that the Programs of Adaptation and Environmental Management will be approved or observed by the General Direction of Mining by means of Resolution, according to the opinion of the Director General of Environmental Affairs and modified by the same General Direction of Mining by means of R.D. officially or on request of the interested party, technical, economic, social and environmental fundamentals being sustained.

            That with Appeals Nos. 1149473 and 1151952, dated September 15 and 16, 1997, CENTROMIN PERU S.A. requested the modification of the PAMA's of its diverse Production Units, in that referring to the timetable of assets and investments, in which is included Production Unit "La Oroya", sustaining before the General Direction of Environmental Affairs said Modification, meeting favorable opinion in accordance to report No. 91-97-DGAA/LC dated September 18, 1997 and Memorandum No. 1184-97-EM/DGAA dated September 19, 1997.

            In conformance with the Regulation approved by D.S. No. 018-93-EM and its modifying D.S. No. 059-93-EM.

            BE IT RESOLVED

            Article 1.-To leave not in effect Article 2 of R.D. No. 017-97-EM/DGM dated January 13, 1997, which approves the period of adaptation of ten (10) years for a timetable of shares and investments for a sum of US$129,125,000 initially preserved, with the other dispositions which it contains remaining in effect.

            Article 2.-To approve the modification of the timetable of assets and investments for a total sum of US$131,742,000 for the period of environmental adaptation of ten (10) years (1997-2006) of the Program of Adaptation and Environmental Management of the Production Unit "La Oroya" of CENTROMIN PERU, S.A..

                                                     Registered and Communicated

                                                Ing. Jorge.... [fax not legible]

               [LOGO]

        MINISTERIO DE SALUD
Direccion General de Salud Ambiental

Lima, 01 OCT. 1997

OFICIO Nro. 297-0-97/DIGESA/DG

Senor
DAN VERNBEG
THE DOE RUN COMPANY
Presente.

Tengo el agrado de dirigirme a usted, a fin de acusar recibo de su comunicacion de fecha 29 de setiembre de 1997, en la cual nos informan que su empresa adquirire la Empresa Metaloroya S.A., asumiando las obligaciones del PAMA de CENTROMIN y que desean realizar acciones complementarias que conlleven a alcanzar los limitos maximos permisibles de calidad de agua vigentes.

La Direccion General de Salud Ambiental (DIGESA), en calidad de Autoridad Sanitaria encargada del control de la calidad de los vertimientos considera positivos e importantes los esfuerzos que su empresa tiene programada realizar y en este sentido requerimos contar con la informacion pertinente a fin de poder realizar el angliais respectivo.

Sin otro particular, Aprovecho la ocasion para manifestarle los sentimientos de mi consideracion.

                                                   Atentamente,

                                               MINISTERIO DE SALUD
                                      Direccion General de Salud Ambiental


                                      /s/ JORGE [ILLEGIBLE]
                                      ------------------------------------
                                            JORGE [ILLEGIBLE]
                                             Director General

Deema/JVCH/AGV/gv.

--------------------------------------------------------------------------------
Los ???????? 350-LINCE. .... [ILLEGIBLE].......

              DECLARACION DE LA EMPRESA MINERA DEL CENTRO DEL PERU-
                               CENTROMIN PERU S.A.

Senores
BANKERS TRUST COMPANY
ADMINISTRATION AGENT
CUIDAD.

DE NUESTRA CONSIDERACION:

ESTA DECLARACION ES EMITIDA POR CENTROMIN EN RELACION A LOS CONTRATOS DE CREDITO SUSCRITOS ENTRE DOE RUN MINING SCRLTDA., THE DOE RUN RESOURCES CORPORATION, DOE RUN CAYMAN LTD., DOE RUN PERU SCRLTDA, Y EMPRESA METALURGICA LA OROYA S.A.-METALOROYA S.A., PARA AL PROCESO DE PRIVATIZACION DE PROMOCION DE LA INVERSION PRIVADA EN LA EMPRESA METALURGICA DE LA OROYA S.A., METALOROYA S.A., CONCURO PRI-16-97, Y AL CONTRATO DE TRANSFERENCIA DE ACCIONES, AUMENTO DE CAPITAL Y SUSCRIPCION DE ACCIONES. AL RESPECTO, CENTROMIN DECLARA QUE NO HA FORMADO PARTE DE LOS CONTRATOS DE CREDITO ANTES REFERIDOS.

PARA PARTICIPAR EN LA MATERIA, CENTROMIN CERTIFICA QUE EL PROGRAMA DE ADECUACION Y MANEJO AMBIENTAL (PAMA), DE LA UNIDAD DE PRODUCCION "LA OROYA" DE CENTROMIN, QUE FUERA APROBADO POR RESOLUCION DIRECTORAL NO. 017-97-EM/DGM, CON FECHA 13 DE ENERO DE 1997, Y MODIFICADO POR RESOLUCION DIRECTORAL NO. 325-97-EM/DGM, DE FECHA 06 DE OCTUBRE DE 1997, HA SIDO DIVIDIDO EN EL PROGRAMA DE ADECUACION Y MANEJO AMBIENTAL DEL COMPLEJO METALURGICO DE LA OROYA DE METALOROYA S.A., QUE FUERA APROBADO POR RESOLUCION DIRECTORAL NO. 334-97-EM/DGM, CON FECHA 16 DE OCTUBRE DE 1997 Y EN EL PROGRAMA DE ADECUACION Y MANEJO AMBIENTAL DE LA OROYA DE CENTROMIN PERU S.A., QUE FUERA APROBADO POR RESOLUCION DIRECTORAL NO. 334-97-EM/DGM, DE FECHA 16 DE OCTUBRE DE 1997.

ASIMISMO, CENTROMIN DECLARA Y CERTIFICA QUE NINGUNA ACCION LEGAL HA SIDO INTERPUESTA O PRESENTADA CONTRA CENTROMIN EN RELACION AL PROGRAMA DE ADECUACION Y MANEJO AMBIENTAL - PAMA.

                                                     LIMA, 21 DE OCTUBRE DE 1997


/s/ CESAR POLO ROBILLIARD
---------------------------------------
EMPRESA MINERA DEL CENTRO DEL PERU S.A.

CESAR POLO ROBILLIARD
   Gerente Central
Finanzas y Comercial

            [LOGO]

MINISTERIO DE ENERGIA Y MINAS

                                                 Lima, 21 OCT. 1997

OFICIO No 1113-97-EM/DGM

Senor
Ing. JORGE MERINO TAFUR
Gerente General
EMPRESA METALURGICA LA OROYA S.A., (METALOROYA S.A.)

            Asunto     :  Remite Contrato de Estabilidad
                          Administrativa Ambiental

            Referencia :  Recurso No 1152487 del 19-09-97

            Tengo el agrado de dirigirme a usted, para remitirle adjunto al presente el Contrato de Estabilidad Administrativa Ambiental suscrito entre el Estado Peruano y la Empresa Metalurgica La Oroya S.A., de acuerdo al Articulo 18o del Reglamento del Titulo Decimo Quinto del Texto Unico Ordenado de la Ley General de Mineria, aprobado por Decreto Supremo No 016-93-EM.

            Hago propicia la ocasion, para expresarle las seguridades de mi especial consideracion y estima personal.

                                                 Atentamente,


                                                 /s/ [ILLEGIBLE]
                                                 ----------------------------
                                                 [ILLEGIBLE]
                                                 DIRECTOR GENERAL DE MINERIA

LSC/mpa.

Senor Notario:

            Sirvase Usted extender en su Registro de Escrituras Publicas, El Contrato de Estabilidad Administrativa Ambiental que celebran de una parte el Ministerio de Energia y Mines en representacion del Estado Peruano, debidamente representado por el Senor Vice Ministro de Minas Ing. Juan MENDOZA MARSANO, identificado con Libreta Electoral No 09179432, autorizado por Resolucion Ministerial No 292-97-EM/VMM de fecha 7 de Julio de 1997; y de la otra parte, la Empresa METALURGICA LA OROYA S.A. titular de actividad minera, con Registro Unico de Contribuyente numero 33526610, sociedad existente y constituida de acuerdo con las leyes de la Republica del Peru, inscrita en el Asiento 1 de la Ficha No 040367, del Libro de Sociedades del Registro Publico de Mineria, domiciliada en Av. Javier Prado Este No 2175, San Borja, a quien en adelante se le denominara "El Titular", debidamente representada por su Gerente General Ing. Jorge MERINO TAFUR, identificado con Libreta Electoral No 07341351 segun poder que Usted Senor Notario se servira insertar, en los terminos y condiciones siguientes:

      CLAUSULA PRIMERA - ANTECEDENTES

      1.1. Las Normas de Proteccion del Ambiente establecidas en el Codigo del Medio Ambiente, y los Recursos Naturales, asi como las relacionadas con la Actividad Minero - Metalurgica contenidas en la Ley General de Mineria y sus reglamentos aprobados por los Decretos Supremos Nos 016-93-EM y 059-93-EM, Resoluciones Ministeriales Nos. 011-96-EM/VMM y 315-96-EM/VMM, concordantes con el Decreto Ley No 25763, su Reglamento Decreto Supremo No 012-93-EM y sus modificatorias Decretos Supremos Nos 036-93-EM y 058-93-EM, establecen que el Ministerio de Energia y Minas es el encargado de fijar la politica de proteccion del ambiente en la actividad minero-metalurgica.

      1.2 Por Decreto Legislativo No 674 del 25 de Setiembre de 1991, se declaro de interes nacional la Promocion de la Inversion Privada en las empresas que conforman la Actividad Empresarial del Estado.

      1.3 Mediante Resolucion Suprema No 102-92-PCM se ratifica el acuerdo adoptado por la Comision de Promocion de la Inversion Privada (COPRI) conforme al cual se aprueba el nuevo Plan de Promocion de la inversion privada a que se refiere el Decreto Legislativo No 674.

      1.4 Por Resolucion Suprema No 016-96-PCM se ratifica el acuerdo adoptado por COPRI conforme al cual se apruebe el nuevo Plan de promocion de la Inversion Privada en relacion a CENTROMIN PERU S.A.

      1.5 Por acuerdo de COPRI tomado en sesion del 17 de Abril de 1996, se autorizo la constitucion de empresas en base a las unidades operativas de CENTROMIN, de conformidad con el articulo 10(degrees) del Decreto Legislativo No 674.

[SEAL]
[SEAL]
[SEAL]
[SEAL]

      1.6 Dentro del contexto expresado se constituyo la Empresa Metalurgica La Oroya S.A..- denominada tambien METALOROYA S.A., sobre la base de la Unidad de Produccion de La Oroya, cuyas acciones son integramente de propiedad de CENTROMIN y cuyo objeto social consiste principalmente, en el ejercicio de todas las actividades propias de la industria minero metalurgica.

      1.7 CENTROMIN PERU S.A. transferira a la Empresa Metalurgica La Oroya S.A.-METALOROYA S.A., a la suscripcion del contrato de transferencia de acciones entre CENTROMIN PERU S.A. y DOE RUN PERU S.R.Ltda, ganador de la Buena - Pro en el Concurso PRI -16 - 97, las operaciones de la ex-Unidad de Produccion La Oroya. METALOROYA S.A., asumira la responsabilidad sobre asuntos ambientales derivados de estas operaciones, por las concesiones mineras y de beneficio que le sean cedidas.

      1.8 Mediante Resolucion Diretoral No 017-97-EM-DGM, de fecha 13 de Enero de 1997 la Direccion General de Mineria aprobo el Programa de Adecuacion y Manejo Ambiental de la Unidad Operativa de La Oroya, cuya reprogramacion ha sido aprobada por Resolucion Directoral No 325-97-EM/DGM del 06 de Octubre de 1997.

      1.9 CENTROMIN PERU S.A. con recurso No 1152485 del 19 de Setiembre de 1997, solicito a la Direccion General de Mineria la division del PAMA de la Unidad de Produccion LA OROYA, la que se aprobo mediante Resolucion Directoral No 334-97-EM/DGM, del 16 de Octubre de 1997, correspondiendole a "El Titular" ejecutar el Plan y Cronograma de Inversiones incluidos en el Anexo No 2 que se circunscribe a las concesiones mineras y de beneficio senaladas en el Anexo No
1. Los Anexos mencionados, en adelante "EL PAMA", forman parte integrante del presente contrato.

      1.10 Por Recurso No 1152487 de feche 19 de Setiembre de 1997 "El Titular", de acuerdo con lo dispuesto por los Articulos 4(degrees) y 18(degrees) del Decreto Supremo No 016-93-EM solicito ante el Ministerio de Energia y Minas se le otorgue la Garantia de Estabilidad Administrativa Ambiental, en relacion a "EL PAMA".

      1.11 El PAMA elaborado, entre sus objetivos establece acciones para mitigar y prevenir el deterioro ambiental causado por las operaciones minero metalurgicas de la Unidad Metalurgica LA OROYA, e incluye el cronograma de ejecucion de las inversiones sobre las medidas a ejecutar para la mitigacion de los impactos ambientales identificados.

      CLAUSULA SEGUNDA - OBJETO DEL CONTRATO

      El objeto del presente contrato es garantizar a "El Titular" estabilidad administrativa ambiental para los trabajos de solucion de problemas ambientales comprendidos en "EL PAMA" de tal forma que los posibles cambios en las normas y niveles maximos permisibles, no los afecten negativamente durante la vigencia del presente contrato.

[SEAL]
[SEAL]
[SEAL]

      CLAUSULA TERCERA.-VIGENCIA DEL CONTRATO.

      El presente Contrato entrara en vigencia en la fecha de su suscripcion por las partes, debiendo culminar en el plazo de diez anos desde la aprobacion del PAMA.

      CLAUSULA CUARTA.-DE LAS GARANTIAS CONTRACTUALES.

      4.1 Los niveles maximos permisibles son los determinados en el Anexo No 2 del la Resolucion Ministerial No 011-96-EM/VMM y Resolucion Ministerial No 315-96-EM/VMM los que se encuentran vigentes a la suscripcion del presente contrato. Estos niveles no estaran sujetos a modificacion durante el plazo de vigencia del contrato.

      4.2 Quedara entendido que las referencias a leyes, decretos legislativos, decretos leyes, decretos supremos y otras disposiciones legales en el presente instrumento, han sido cumplidos de acuerdo con los textos existentes a la fecha de la aprobacion de "EL PAMA"; y no interferiran, limitaran ni reduciran los derechos del "El Titular" de gozar de todos los beneficios dispuestos por la legislacion vigente aplicable en la fecha de aprobacion de "EL PAMA", para cuyo efecto el presente contrato constituye una garantia; ni queda exento de cumplir con las obligaciones establecidas en la legislacion vigente aplicable en la fecha de aprobacion de "EL PAMA" o en otras disposiciones aprobadas posteriormente siempre que las mismas no se opongan a las garantias otorgadas por el presente.

      CLAUSULA QUINTA.-OBLIGACIONES DEL TITULAR

      "El Titular" esta obligado a realizar durante la vigencia de "EL PAMA", el programa de monitoreo operacional, cuyos resultados debera reportar al Ministerio de Energia y Minas en concordancia con las Resoluciones Ministeriales Nos. 011-96-EM/VMM y 315-96-EM/VMM.

      CLAUSULA SEXTA.-DEL PAMA Y SU PLAZO DE EJECUCION

      6.1 El plazo de ejecucion de "EL PAMA" es de diez anos, que vencera el 13 de Enero del 2006.

      6.2 El Plan de Inversiones incluido en "EL PAMA" referido en el Articulo 18o del Decreto Supremo No 016-93-EM, comprende en detalle las obras y adquisiciones necesarias para la puesta en marcha de los proyectos.

      6.3 Las metas, los principales controles ambientales, obras de mitigacion ambiental y labores contenidas en el Plan de Inversiones de "EL PAMA" figuran en el Anexo 2, que forma parte integrante del presente contrato.

      CLAUSULA SEPTIMA.-DE LA MODIFICACION DEL PAMA

      "EL PAMA", podra ser modificado en concordancia con lo especificado en el Articulo 17o Decreto Supremo No 016-93-EM.

      CLAUSULA OCTAVA.-DE LA TRANSFERENCIA O CESION

      Este contrato podra ser objeto de cesion, adjudicacion, aporte u otro modo de transferencia o adjudicacion, con consemtimiento previo y expreso del Estado. Para el consentimiento que otorgue el Estado, bastara la suscripcion de la correspondiente minuta y escritua publica.

      CLAUSULA NOVENA.-DEL CASO FORTUITO O FUERZA MAYOR.

      En concordancia con el Articulo 1315o del Codigo Civil, si por causas de caso fortuito o fuerza mayor, se impidiera cumplir o se demorase el cumplimiento de las obligaciones previstas en la ejecucion de "EL PAMA", dicho impedimento o demora no constituira incumplimiento del contrato y el plazo para cualquier obligacion prevista en "El PAMA" o en el presente instrumento, sera extendido por el tiempo correspondiente al periodo o periodos durante los cuales "El Titular" haya estado impedido de cumplir o haya demorado sus obligaciones contractuales como consecuencia de las razones especificadas en la presente clausula.

      "El Titular" dara aviso en el dia que empezo el acontecimiento a la Direccion General de Mineria, acreditando los hechos acompanado de un informe de su auditor ambiental, dentro de los cinco dias siguientes al acontecimiento.

      CLAUSURA DECIMA.-GASTOS

      Todos los gastos relacionados con el perfeccionamiento e inscripcion en el Registro Publico de Mineria de este contrato seran de cargo exclusivo de "El Titular", incluyendo un juego del testimonio para la Direccion General de Mineria y una copia simple para la Direccion General de Asuntos Ambientales.

      CLAUSULA DECIMO PRIMERA.-RESOLUCION DEL CONTRATO

      Es causal de resolucion del presente contrato, la omision de cumplir con "EL PAMA" dentro del plazo senalado en el numeral 6.1 de la Clausula Sexta, salvo por causas de fuerza mayor o caso fortuito.

      CLAUSURA DECIMO SEGUNDA.-DOMICILIO

      Para los efectos de este contrato y de toda notificacion judicial o extrajudicial que se le dirija, el titular senala como su domicilio el que figura en la introduccion de este instrumento. Todo cambio debera ser comunicado a la Direccion General de Mineria a traves de Carta Notarial.

      Agregue Usted Senor Notario las clausuras de Ley y pase los partes respectivos al Registro Publico de Mineria para su inscripcion.

      Firmen las partes, en senal de expresa aceptacion del contenido de los terminos y condiciones del presente contrato, por triplicado a los 17 dias del mes de octubre de 1997.


         /s/ [ILLEGIBLE]                             /s/ [ILLEGIBLE]
         ------------------------                    ----------------------
                 EL ESTADO                                 EL TITULAR

         -----------------------
           Ing. JUAN MENDOZA [ILLEGIBLE]
         Vice Ministro de Minas

ANEXO No 1

                                                    METALOROYA S.A.

                                                  CONCESIONES MINERAS

-----------------------------------------------------------------------------------------------------------------------
                       NOMBRE                                   INSCRIPCION EN REGISTRO PUBLICO DE MINERIA
-----------------------------------------------------------------------------------------------------------------------
                                                           FICHA                                        ASIENTO
-----------------------------------------------------------------------------------------------------------------------
La Oroya -1                                                11030                                          01
-----------------------------------------------------------------------------------------------------------------------
La Oroya -2                                                11031                                          01
-----------------------------------------------------------------------------------------------------------------------
La Oroya -3                                                11032                                          01
-----------------------------------------------------------------------------------------------------------------------
La Oroya -4                                                11033                                          01
-----------------------------------------------------------------------------------------------------------------------
La Oroya -5                                                11034                                          01
-----------------------------------------------------------------------------------------------------------------------
La Oroya -7                                                12333                                          01
-----------------------------------------------------------------------------------------------------------------------
Cerro de Pasco Seis                                        11090                                          01
-----------------------------------------------------------------------------------------------------------------------


                                                CONCESIONES DE BENEFICIO

-----------------------------------------------------------------------------------------------------------------------
             NOMBRE                                             INSCRIPCION EN REGISTRO PUBLICO DE MINERIA
-----------------------------------------------------------------------------------------------------------------------
                                                           FICHA                                        ASIENTO
-----------------------------------------------------------------------------------------------------------------------
Complejo Metalurgico La Oroya
-----------------------------------------------------------------------------------------------------------------------
Refineria 1 (Fundicion)                                    011135                                         001
-----------------------------------------------------------------------------------------------------------------------
Refineria 2 (Refineria de Cu y Pb)
-----------------------------------------------------------------------------------------------------------------------

ANEXO No 2

                                   CUADRO No 1

                               PLAN DE INVERSIONES

                  COMPLEJO METALURGICO DE LA OROYA (METALOROYA)

---------------------------------------------------------------------------------------------------------------------------------
              PROYECTO                                    METAS                             PRINCIPALES CONTROLES AMBIENTALES/
                                                                                                    OBRAS DE MITIGACION
---------------------------------------------------------------------------------------------------------------------------------
Nuevas Plantas de Acido Sulfurico       Fijar el SO(2) de las emisiones producto de las   Se instalaran 2 plantas de acido
                                        operaciones metalurgicas y alcanzar los niveles   sulfurico: Planta de acido de la
                                        maximos permisibles                               fundacion de Cu de 235,000 T/ano
                                                                                          Planta de acido de la fundicion de Pb /
                                                                                          circuito de Zn de 270,000 T/ano
                                                                                          Resultados de la mitigacion: Se fijara
                                                                                          como minimo el 83% del SO(2) generado
                                                                                          Para el ingreso de 515 T/dia (188,261
                                                                                          T/ano) de azufre se emitira al medio
                                                                                          ambiente 110 T/dia de SO(2) Respecto a la
                                                                                          calidad de aire la concentracion diaria
                                                                                          de SO(2) estara por debajo de 572 ug/m3 y
                                                                                          la emision de material particulado por
                                                                                          debajo de 100 mg/m3 cumpliendo asi, lo
                                                                                          dispuesto en la R.M. No 315-96-EM//VMM.
---------------------------------------------------------------------------------------------------------------------------------
Planta de tratamiento de agua           Tratar las soluciones acido ferrosas de la        Proceso de predilucion,
madre de la Refineria de Cobre          refineria de cobre que se descargan al rio Yaull  intercambio ionico/electrowining
                                        y obtener una solucion neutralizada apia para     (SX-EW), neutralizacion
                                        reciclar y/o descartar previa recuperacion del
                                        niquel y purificar la solucion Raff para obtener
                                        un efluente final con contenidos de impurezas
                                        por debajo de los limites maximos permisibles
                                        establecidos por el M.E.M.
---------------------------------------------------------------------------------------------------------------------------------
Muro de contencion para los lodos       Instalar un muro de concreto para                 Recuperar las soluciones acidas y
de plomo en la Planta Zileret -         almacenar los lodos de plomo descargados          recircularlas al circuito de
Division de zinc (*)                    de la unidad de hidrometalurgia de la             lixiviacion acida de la unidad
                                        planta Ziteret.                                   hidrometalurgia
---------------------------------------------------------------------------------------------------------------------------------

                                                                          Van...

Viene...

--------------------------------------------------------------------------------------------------------------------------------
              PROYECTO                                    METAS                            PRINCIPALES CONTROLES AMBIENTALES/
                                                                                                   OBRAS DE MITIGACION
--------------------------------------------------------------------------------------------------------------------------------
Planta de tratamiento de                Obtener un efluente hacia el rio Mantaro con     Implementacion de una planta de
efluentes liquidos industriales         contenidos de elementos contaminantes segun      tratamiento de efluentes, con capacidad
de fundicion y refineria - La           los niveles maximos permisibles ( R.M. No        de tratamiento de 9m^3/min. y un proceso
Oroya                                   011-96-EM/VMM) para la actividad minero -        de neutralizacion y precipitacion con
                                        metalurgicos.                                    floculante. R.M No 011-96-EM/VMM.
--------------------------------------------------------------------------------------------------------------------------------
Recirculacion del agua utilizada        Eliminar la contaminacion del rio Mantaro por    Utilizar las aguas de granulacion de
en la granulacion de speiss del         sustancias contaminantes y solidos en            spiess en circuito cerrado.
horno de espumaje-Fundicion de          suspension en las aguas de granulacion de
Plomo.                                  speiss.
--------------------------------------------------------------------------------------------------------------------------------
Nuevo sistema de lavado de anodos       Eliminar la contaminacion del rio Mantaro.       Optimizar el cosumo de agua mediante
- Refineria de Zinc                                                                      automatizacion del lavado de anodos. El
                                                                                         volumen residual sera tratado en la
                                                                                         planta de tratamiento de efluentes
                                                                                         liquidos industriales.
--------------------------------------------------------------------------------------------------------------------------------
Manejo y disposicion de las             Eliminar la contaminacion del rio Mantaro por    Se instalaran 2 desaguadores rotatorios
escorias de cobre y plomo               sustancias contaminantes y solidos en            tipo IBA, sistemas nuevos de
                                        suspension en las aguas de granulacion de        granulacion, recirculacion de agua de
                                        escorias de cobre y plomo.                       granulacion y trasnporte. Con esta
                                                                                         implementacion se elimina la evacuacion
                                                                                         de las aguas de granulacion y se
                                                                                         evitaran las perdidas de escorias al
                                                                                         rio Mantaro.
--------------------------------------------------------------------------------------------------------------------------------
Nuevo desposito de escorias de          Preparar un nuevo deposito a 9 Km. de La Oroya   Minimizar la contaminacion hacia el rio
Cobre y Plomo (Cochabamba)              camino a Huancayo en la margen izquierda del     Mantaro de acuerdo a las normas
                                        rio Mantaro.                                     ambientales vigentes.
--------------------------------------------------------------------------------------------------------------------------------
Nuevo Deposito de Trioxido de           Construccion de un nuevo deposito con            Consiste de un sistema compuesto de
Arsenico                                tecnologia de avanzada y que se ajuste a las     forrado de fondo de los depositos, una
                                        normas de control ambiental.                     cubierta compuesta y un sistema de
                                                                                         deteccion y monitoreo de lixiviado,
                                                                                         disenados para controlar la liberacion
                                                                                         de contaminantes en el medio ambiente y
                                                                                         control del pontencial de exposicion
                                                                                         del publico. La calidad de aire del
                                                                                         medio ambiente como del agua que
                                                                                         descurre al rio Mantaro, estaran acorde
                                                                                         a los niveles maximos permisibles
                                                                                         establecidos por el Ministerio de
                                                                                         Energia y Minas.
--------------------------------------------------------------------------------------------------------------------------------


                                                                          Van...

Viene...

------------------------------------------------------------------------------------------------------------------------------------
              PROYECTO                                    METAS                                PRINCIPALES CONTROLES AMBIENTALES/
                                                                                                       OBRAS DE MITIGACION
------------------------------------------------------------------------------------------------------------------------------------
Tratamiento de aguas servidas y         Ejecucion de obras, adquisicion e instalacion        Instalacion de dos plantas de
disposicion de basura en La             de equipo para el tratamiento de aguas               iratamiento de aguas servidas, una en
Oroya.                                  servidas y deposicion de basura de las zonas         Chulec y la otra en Sudete para tener
                                        de vivienda dependiente de CENTROMIN PERU S.A.       un efluente de solo 30ppm de DBO y 40
                                                                                             ppm de solidos suspendidos.
                                                                                             Disponer de una planta de disposicion
                                                                                             final bajo las tecnicas de un relieno
                                                                                             sanitario eliminando la contaminacion
                                                                                             al rio Manataro.
------------------------------------------------------------------------------------------------------------------------------------

[ILLEGIBLE]

Nota:
(*) Inversiones consideradas en continuidad operativa de proceso, iniciadas por CENTROMIN PERU S.A., y seran continudas por METALOROYA S.A..

ANEXO No 2

                                   CUADRO No 2

 CRONOGRAMA DE INVERSIONES DEL PROGRAMA DE ADECUACION Y MANEJO AMBIENTAL(PAMA)

               COMPLEJO METALURGICO DE LA OROYA - METALOROYA S.A.

------------------------------------------------------------------------------------------------------------------------------------
                                                          N
                    PROYECTOS                            Proy      1997     1998     1999      2000     2001     2002      2003
------------------------------------------------------------------------------------------------------------------------------------
  CIRCUITO DE COBRE:
  Nueva Planta de Acido Sulfurico                         1                                                               3,800
  CIRCUITO DE PLOMO:
  Nueva Planta de Acido Sulfurico                         1
  CIRCUITO DE ZINC:
  Nueva Planta de Acido Sulfurico                         1
  EFLUENTES LIQ. INSDUSTRIALES:
  Planta de tratamiento de agua madre de la Ref.
    de Cobre                                              5                            500
  Planta de tratamiento de efluentes liquidos             6                 1,000                500    1,000
  Muro de contencion para todos de Pb. en Planta
    Ziterel                                               9                                        5
  Solucion Barren, Cadmio.
  Recirculacion del agua utilizada en granulacion de
    [ILLEGIBLE] del                                      10                                       55
  Horno de espumaje - Fundicion de Plomo
  Nuevo sistema de lavado de inodos - Refineria de Zinc. 11                                       15
  Manejo de Escorias - Nuevo sistema (Agua Granul.)
    Escorias de Cu/Pb.                                   12                   650    2,302       ????   1,200
  Depositos
  Nuevos (Cochabamba)                                    13                   200                                2,300
  [ILLEGIBLE] de Arsenico (As(2)O(3)- Depositos
  Nuevos                                                 14                   450      550     1,000
  Desagua/Basura                                         15                   400      200     1,100    1,100      700
------------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                                                  2,700    3,612     4,963    3,300    3,000    3,800
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                          N                                TOTAL
                    PROYECTOS                            Proy   2004     2005      2006   Miles US$
---------------------------------------------------------------------------------------------------
  CIRCUITO DE COBRE:
  Nueva Planta de Acido Sulfurico                         1     2,775   16,200    18,425   41,200
  CIRCUITO DE PLOMO:
  Nueva Planta de Acido Sulfurico                         1             22,500             22,500
  CIRCUITO DE ZINC:
  Nueva Planta de Acido Sulfurico                         1                       26,300   26,300
  EFLUENTES LIQ. INSDUSTRIALES:
  Planta de tratamiento de agua madre de la Ref.
    de Cobre                                              5                                   500
  Planta de tratamiento de efluentes liquidos             6                                 2,500
  Muro de contencion para todos de Pb. en Planta
    Ziterel                                               9                                     5
  Solucion Barren, Cadmio.
  Recirculacion del agua utilizada en granulacion de
    [ILLEGIBLE] del                                      10                                    65
  Horno de espumaje - Fundicion de Plomo
  Nuevo sistema de lavado de inodos - Refineria de Zinc. 11                                    15
  Manejo de Escorias - Nuevo sistema (Agua Granul.)
    Escorias de Cu/Pb.                                   12                                 6,500
  Depositos
  Nuevos (Cochabamba)                                    13                                 2,500
  [ILLEGIBLE] de Arsenico (As(2)O(3)- Depositos
  Nuevos                                                 14                                 2,000
  Desagua/Basura                                         15                                 3,500
---------------------------------------------------------------------------------------------------
                      TOTAL                                     2,775   18,700    44,725  107,575
---------------------------------------------------------------------------------------------------


NOTA:
En caso de que METALOROYA devuelva dentro de dos anos, [ILLEGIBLE]

                                     [LOGO]
                          MINISTERIO DE ENERGIA Y MINAS


                     Resolucion Directoral No 330-97-EM/DGM

                               Lima, 09 OCT, 1997

      Visto el expediente No 1120022 relativo al procedimiento ordinario para concension de beneficio para depositos de residuos solidos denominados "Huachan Lote A" de 44.1885 Has., "Huanchan Lote B" de 2.5685 Ha. Y "Vado" de 6.9974 Has. De extensiones respectivamente, formulado el 10 de abril de 1997 por Empresa Minera del Centro de Peru S.A.-CENTROMIN PERU S.A. con RUC No 10017653, inscrita en el As. 30, fojas 324 del Tomo 28 del Registro de Sociedades Contractuales, representado por el Sr. Mario Guevarra Tarazona con poder inscrito en el As. 37, ficha 14423 del Registro Publico de Minera, con domicilio legal en A. De la Poesia 155. San Borja, las areas se encuentran ubicadas en los parajas Huanchan y Vado, distrito de La Oroya, provincia de Yauli, departamento de Junin.

      CONSIDERADO:

      Que, el tramite del expediente se ha efectuado con sujecion a las normas que para el efecto establece el Texto Unico Ordenado de la Ley General de Mineria y sus Reglamentos.

      Que, La Empresa Minera del Centro del Peru S.A. con recurso No 1099939 del 13 de diciembre de 1,996, cumplio con presentar El Programa de Adecuacion de Manejo Ambiental - PAMA del "COMPLEJO METALURGICO LA OROYA", donde estan incluidos los depositos de residuos solidos "huanchan Lote A", "Huancha Lote B", y "Vado", ademas las actividades minerametalurgicas que la recurrente ha vendio desarrollando antes de la entrada en vigencia del Reglamento de Medio Ambiente aprobado por D.S. No 016-93-EM del 28 de abril de 1,993;

      Que, la recurrente acredita la titularidad del terreno superficial donde estan los depositos de residuos solidos antiguos y que actualmente se encuentran en operacion "Huanchan Lote A", "Huanchan Lote B" y "Vado", con Testimonio de la Escritura Publica, inscrito el titulo en el Registro de Propiedades Inmuebles de Huancayo.

      Que, la Empresa Minera del Centro de Peru S.A. solicita se considere como consecion de beneficio para depositos de residous solidos las area denominadas "Huanchan Lote A, Lote B", y "Vado", otrogadas como ampliacion de areas mediante R.D. No 255-97-EM/DGM del 14-07-97;

      Estando con la opinion favorable de la Direccion de Promocion y Desarrollo Minero y de conformidad con el inciso a) del Art. 101o del Texto Unico Ordenado de la Ley General de Mineria.


      SE RESUELVE:

      ARTICULO 1o.- Aprobar el titulo de la concesion de beneficio para depositos de residuos solidos denominados "Huanchan Lote A" de 44.1885 Has., "Huanchan Lote B" de 2.5685 Has. Y "Vado" de 6.9974 Has. De extensiones respectivamente a la Empresa Minera del Centro del Peru S.A.- CENTROMIN PERU S.A., ubicados en los parajes Huanchan y Vado, distrito de La Oroya, provincia de yauli, departamento de Junin, cuyas coordenadas U.T.M. de los vertices de las poligonales que encierran las areas son:

                  "HUANCHAN LOTE A" (44.1885 HAS.)

    VERTICE                 NORTE                      ESTE
    -------                 -----                      ----
       1                8'724,228.250              403,715.800
       2                8'724,349.750              403,727.500
       3                8'725,191.200              402,862.400
       4                8'725,191.200              402,813.300
       5                8'724,884.600              402,802.100
       6                8'724,676.900              402,862.850
       7                8'724,380.820              403,019.130
       8                8'724,265.130              403,120.450
       9                8'724,195.750              403,237.050
       10               8'724,195.000              403,390.200
       11               8'724,240.120              403,658.600


                   "HUANCHAN LOTE B" (2.5685 HAS.)

    VERTICE                 NORTE                      ESTE
    -------                 -----                      ----
       1                8'725,191.200              402,774.200
       2                8'725,191.200              402,765.500
       3                8'725,008.500              402,714.300
       4                8'724,822.800              402,715.000
       5                8'724,638.500              402,812.200
       6                8'724,451.300              402,936.300
       7                8'724,663.700              402,825.050
       8                8'724,886.800              402,762.250


                        "VADO" (6.9974 HAS.)

    VERTICE                 NORTE                      ESTE
    -------                 -----                      ----

      S-1               8'730,711.331              396,398.979
      S-2               8'730,776.263              396,843.278
      3-3               8'730,835.913              396,767.028
      AS2               8'730,830.614              396,625,872
      S-4               8'730,812.307              396,487.334
      S-5               8'730,806.933              396,398.867
      S-6               8'730,761.785              396,427.280
      V-4               8'730,616.429              396,575.050

                                     [LOGO]

                          MINISTERIO DE ENERGIA Y MINAS


                     Resolucion Directoral No 330-97-EM/DGM
                                  09 OCT, 1997

      ARTICULO 2o.- La presente concesion de beneficio para depositos de residuos solidos, se concede a la Empresa Minera del Centro del Peru S.A.-CENTROMIN PERU S.A. sin perjuicio del cumplimiento, de parte de la titular, de las disposiciones del D.S. No 016-93-EM del 28 de abril de 1,993 y su modificatoria, D.S. No 059-93-EM de fecha 10 de diciembre de 1,993.

      ARTICULO 3o.- La estabilidad de los depositos de residuos solidos debera ser garantizado con el cumplimiento de lo dispuesto en la R.D. No 440-96-EM/DGM del 6 de diciembre de 1,996 y la R.D. No 019-97-EM/DGAA del 20 de junio de 1,997.

      ARTICULO 4o.- La titular de la concesion de beneficio aprobada, esta obligada a respetar la integridad de los monumentos arqueologicos o historicos, red vial nacional, oleoductos, cuarteles, puertos o obras de defensa nacional que se encuentren dentro del ara otorgada en concesion de beneficio; conforme establece el Art. 1o del D.S. No 022-94-EM, que modifica el Art 22o del Reglamento de Procedimientos Mineros, aprobado por D.S. No 018-92-EM.

      ARTICULO 5o.- Dejese sin efecto la R.D. No 255-97-EM/DGM del 14 de julio de 1,997, que aprobo la ampliacion de area de la concesion de beneficio "Compleojo Metalurgico La Oroya-Refineria 1 y 2" con la inclusion de los depositos de residuos solidos denominados "Huanchan Lote A", Huanchan Lote B" y "Vado".

      ARTICULO 6o.- Trancribase la presente Resolucion, consentida que sea, al Registro Publico de Mineria, paa los fines de Ley.

                           Registrese, comuniquese y archivese.


                           /s/ [ILLEGIBLE]
                           ---------------------------
                           Ing. [ILLEGIBLE]
                           DIRECTOR GENERAL DE MINERIA.

            [LOGO]

MINISTERIO DE ENERGIA Y MINAS

      INFORME No 544-97-EM-DGM/DPDM

      Senor    :        Director General de Mineria

      Asunto   :        Procedimiento Minero de concesion de beneficio para
                        deposito De residuos solidos "Huanchan Lote A",
                        Huanchan Lote B" y "Vado" De Empresa Minera del
                        Centro del Peru S.A.-CENTROMIN PERU S.A.

      Ref.     :        Expediente No 1120022

            Revisado el expediente y el recurso de la referencia, sobre el asunto que se indica, Informo a usted lo siguiente:

1.-   UBICACION

      El petitorio de concesion de beneficio para disposicion de residuos solidos denominados "Huanchan Lote A", "Huanchan Lote B" y "Vada" se encuentran ubicados en los parajes Huanchan y Vado, distrito de La Oroya, provincia de Yauli, departamento de Junin.

2.-   ANTECENDENTES

      Mediante Resolucion Directoral No 133-93-EM-DGM del 27 de agosto de 1,993, la Direccion General de Mineria aprobo el titulo de concesion de beneficio "Complejo Metalurgico La Oroya-Refineria 1" de 36.40 Has. Y "Complejo Metalurgico La Oyora-Refineria 2" de 5.9275 Has.

      Empresa Minera del Centro de Peru S.A.-CENTROMIN PERU S.A. con el recurso No 11120022 del 10 de abril de 1,997, solicito en vias de regularizacion la ampliacion del area de la concesion de beneficio "COMPLEJO METALURGICO LA OROYA-REFINERIA 1 Y 2" para disposicion de residuos solidos denominadas "Huanchan" y "Vado", adjuntando una copia del PAMA y otros requisitos.

      La Direccion General de Mineria mediante resolucion de fecha 14 de mayo de 1,997 de acuerdo con el informe No 350-97-EM-DGM/DPDM, notifico a la Empresa Minera del Centro del Peru S.A. para que cumpla con presentar el diseno de los depositos de residuos solidos, reduccion de las areas de acuerdo el requerimiento real y otros.

      Empresa Minera del Centro del Peru S.A.-CENTROMIN PERU S.A. con el recurso No 1131566 del 11 de junio de 1,997, presento la boleta de pago faltante por derecho de tramite y asimismo adjunto la copia del titulo de propiedad inscrito en el Registro de Propiedades Inmuebles de Huancayo, acreditando la titularidad del terreno superficial.

      La Direccion General de Mineria mediante R.D. No 255-97-EM/DGM del 14 de julio de 1,997, aprobo la ampliacion del area de la concesion de beneficio "COMPLEJO METALURGICO LA

            [LOGO]

MINISTERIO DE ENERGIA Y MINAS

      OROYA-REFINERIA 1 Y 2" con la inclusion de los depositos de residuos soldios "Huanchan Lote A", "Huanchan Lote B" y "Vado".

      Empresa Mienra del Centro del Peru S.A. con recurso No 1153609 del 29 de seteimbre de 1,997, solicito division de los titulos otorgados del "COMPLEJO METALURGICO LA OROYA-REFINERIA 1 Y 2" a nombre de Metal Oroya S.A. y los depositos de residuos solidos "Huanchan Lote A", "Huanchan Lote B" y "Vado" a nombre de Empresa Minera del Centro del Peru S.A.

      Empresa Minera del Centro del Peru S.A. con recurso No 1155077 del 9 de octubre de 1,997, solicito se deje sin efecto la R.D. No 255-97-EM/DGM del 14-07-97, que aprobo la ampliacion de area de la concesion de beneficio "COMPLEJO METALURGICO LA OROYA-REFINERIA 1 Y 2" con la inclusion de los depositos de residuos solidos "Huanchan Lote A", "Huanchan Lote B" y "Vado".

3.-   EVALUACION

      De las dos peticiones solicitadas por CENTROMIN PERU S.A. la primera consistente en otorgar el titulo del "COMPLEJOMETALURGICO LA OROYA-REFINERIA 1Y 2" a nombre de Metal Oroya S.A. no es procedente pro cuanto ello debe ser realizado por transferencia, la misma que debe estar inscrita en el RegistroPublico de Mineria. En cuanto a la solicitud de considerar como concesion de beneficio a nombre de CENTROMIN PERU S.A. las areas denominadas "Huanchan Lote A", "Huanchan Lote B" y "Vado" para el cumplimiento de las normas de control ambiental como el Programa de Adecuacion y Manejo Ambiental y por encontrarse en proceso de privatizacion, es atendible.

      En consecuencia, sugiero a usted Senor Director se deje sin efecto la R.D. No 255-97-EM/DGM y se apruebe la concesion de beneficio para depositos de residuos solidos denominadas "Huanchan Lote A" de 44.1885 has., "Huanchan Lote B" de 2.5685 Has. y "Vado" de 6.9974 Has. A nombre de Empresa Minera del Centro del Peru S.A.-CENTROMIN PERU S.A. Lima, 09 OCT. 1997


         /s/ [ILLEGIBLE]                          /s/ Hugo Mendiera Espinoza
         -------------------------------          ----------------------------
         Ing. [ILLEGIBLE]                         Ing. Hugo Mendiera Espinoza
              [ILLEGIBLE]                                  CIP No 52272
         Lima, 02 OCT. 1997

Visto el informe No 544-97-EM/DPDM, que antecede y estnado de acuerdo con lo opinado PROYECTESE la resolucion correspondiente de aprobacion de la concesion de beneficio para depositos de residuos solidos "Huanchan Lote A", "Huanchan Lote B" y "Vado" a nombre de Emrpesa Minera del Centro del Peru S.A.-CENTROMIN PERU S.A., NOTIFIQUESE para su conocimiento y fines pertinentes. Hecho, vuelva el expediente a la Direccion de Promocion y Desarollo Minero.


                                                  /s/ [ILLEGIBLE]
                                                  ----------------------------
                                                  [ILLEGIBLE]

                                     [LOGO]
                       EMPRESA MINERA DEL CENTRO DEL PERU




                    PROGRAMA DE ADECUACION Y MANEJO AMBIENTAL
                                      PAMA







                                    [GRAPHIC]







--------------------------------------------------------------------------------
                          Complejo Metalurgico La Oroya
--------------------------------------------------------------------------------

[LOGO]              EMPRESA MINERA DEL CENTRO DEL PERU S.A.
     Casilla 2412 - Lima 1 Peru, Cables: cantromin Peru, Telefono: 35-5467

GEGE-822-96


                                               San Borja, 12 de diciembre, 1996

Ingeniero
Jose Magrovejo Castillo
Director General Asuntos Ambientales
Ministerio de Energia y Minas
Presente


   Ref: Respuesta a las Observaciones del PAMA - Unidad Metalurgica La Oroya
               Oficio No 334-96-EM/DGAA, del 28 de octubre de 1996

Estimado Ingeniero:

Nos dirigimos a usted, para hacerle llegar las absoluciones a las observaciones del Programa de Adecuacion y Manejo Ambiental (PAMA) de la Unidad Metalurgica de La Oroya, las cuales fueron respondidas de conformidad con las coordinaciones realizadas en la reunion llevada acabo en su despacho.

Asimismo, le adjuntamos dos ejemplares de la version revisada del PAMA de la Oroya.

Aprovecho la oportunidad para saludarlo.

                                                   Atentamente,


                                     /s/ Jorge Merino Tafur
                                     -------------------------------------
                                            Ing. Jorge Merino Tafur
                                                Gerente General

PGA/Doris s.

MINISTERIO DE ENERGIA Y MINAS                            Fecha   :   13/12/1996
VENTANILLA DE TRAMITE CAJA                               Hora    :   12:00:47

                             INGRESO DE EXPEDIENTES


Numero            :        1089839

Antecedente       :

Interesado        :        CONTROMIN PERU S.A.

Descripcion       :        2974     INFORMES

                           REF. OFICIO No 834-00/EM-DGAA/OBSERVACIONES PAMA



Referencia        :

Oficina Recibe    :        DIRECCION GENERAL DE ASUNTOS AMBIENTALES

Folio             :        13

Observacion       :        4 ANILLADOS



                                                          [ILLEGIBLE]

               RESPUESTAS A LAS OBSERVACIONES AL PAMA DE LA UNIDAD
                             METALURGICA DE LA OROYA


INTRODUCCION

      Con fecha 23 de Octubre de 1996, su despacho emitio un documento, sobre la Evaluacion del Cumplimiento del PAMA de la Unidad Metalurgica de La Oroya, en el cual luego de comentar los siguientes puntos: Diagnositico de los problemas ambientales, Soluciones propuestas a nivel de perfil, Montos y Cronograma de Inversiones y Sanciones, concluia que el PAMA presentado no cumplia con lo requerido para una evaluacion cabal del programa de mitigacion, por existir observaciones de precision y detalle que debian subsanarse dentro de los 60 dias siguientes.

      Adicionalmente con fecha 28 de Octubre de 1996, se recibio el Oficio No 334-96-EM/DGAA, en cual se remitia la relacion de 37 observaciones planteadas al PAMA, que era el detalle de la Evaluacion de Cumplimiento.

EVALUACION DE CUMPLIMIENTO DEL PAMA

      Los comentarios y observaciones realizados al respecto, se refieren principalmente a falta de informacion, profundidad de analisis y precision de las inversiones, que aparentemente no le dan al PAMA la solidez que el programa amerita y que la ley exige.

2.1 DIAGNOSTICO DE LOS PROBLEMAS AMBIENTALES

      Se reclama informacion existente y que fuera presentada y aprobada en el EVAP, como es el caso de los efluentes liquidos, residuos solidos y depositos. Adicionalmente se solicita muestreo de suelos afectados de La Oroya, con la finalidad de una mejor cuantificacion de los impactos, para lograr las mejores medidas de mitigacion.

2.2 SOLUCIONES PROPUESTAS A NIVEL DE PERFIL

      Se considera que las soluciones propuesta de mitigacion son descriptivas y generales, no siendo congruentes con los montos y cronogramas, en especial lo referente al problema del SO2.

2.3 MONTOS Y CRONOGRAMA DE INVERSIONES

      Se requiere un mayor sustento de montos y tiempos, en especial debe considerarse los montos minimos de iversion annual, equivalente al 1% de las ventas anuales, senalado por ley.

2.4 RELACION DE LAS OBSERVACIONES PLANTEADAS

      Las 37 observaciones planteadas, se refieren a puntos especificos que deben ser subsanadso, a fin de que el PAMA, cumpla con los dispositivos legales vigentes, y se constituya como el elemento de gestion que permita alcanzar los niveles amibientales esperados, adecuadonse a las regulaciones amibientales vigentes.

RESPUESTAS A LAS OBSERVACIONES PLANTEADAS

3.1 CONSIDERACIONES GENERALES

      Debe indicarse que el PAMA presentado el 30 de Agosto, ?????????????????? Reiterativamente al EVAP, documento aprobado, considero que no era pertinente repetir la informacion que en el se consignaba, motivo por el cual el PAMA adolece de esta informacion dando la apariencia de superficialidad.

      Esite informacion detallada referente a los puntos observados, que no fueron reportados en el PAMA, por consideraciones de simplificacion, que fue objeto de una interpretacion de omision.

      Las soluciones propuestas al Control Ambiental, han sido desarrolladas en su mayoria por empresas extranjeras consultoras de reconocido prestigio, quienes propusieron tecnologias de aplicacion de alta eficiencia, por lo que consideramos soluciones viables y confiables.

      Los montos indicados para inversiones, supera a la inversion minima annual exigida por ley, no existiendo riesgo en la ejecucion del programa, pro tratarse de montos inferiores a los que normalmente se manejan y que no comrprometen la gestion empresarial.

3.2 RESPUESTAS

      Con el proposito de dar respuestaa las observaciones planteadas, el PAMA ha sido sometido a una revision exhaustiva, complementando detalles, incrementandto informacion adicional, que en algunos casos supera lo solicitado y mejorando su estructura para ofrecer un documento de mas facil comprension.

      En el cuadro de respuestas que se adjunta, se absuelven cada una de las 37 observaciones planteadas, en forma concreta, senalandose el acapite, cuadros, talbas y otros donde se encuentra el detalle respectivo.

----------------------------------------------------------------------------------------------------
                   RESPUESTA A LAS OBSERVACIONES AL PAMA - UNIDAD METALURGICA LA OROYA
----------------------------------------------------------------------------------------------------
No.    Pag.      Sec      Descripcion                            Observacion
----------------------------------------------------------------------------------------------------
 1       7      2.1.3    Efluentes       Debe indicarse en forma explicita para cada efluente si
                         liquidos,       este se descarga directamente
                         tratamiento y
                         disposicion
----------------------------------------------------------------------------------------------------
 2                                       En la Tabla 2,3A y otras similares, debe indicarse el
                                         valos limite referencial (LMP), de la Ley General de Agua
                                         u otra fuente para los elementos cuyos LMP no considerdos
                                         en el DS 011-96-EM/VMM.  Des ese modo el lector puede
                                         formarse una idea de la gravedad de la contaminacion de
                                         cada element.
----------------------------------------------------------------------------------------------------
 3    15       2.1.3.                    Indicar si 7 efluentes seleccionados como los de mayor
                                         caudal, corresponden tambien a los de mayor carga
                                         contaminante.  Debe indicarse asimismo, la magntud (caudal
                                         o carga) de este grupo con  respecto al
                                         resto de efluentes.
----------------------------------------------------------------------------------------------------
 4                                       Indicar si los promedios de las concentraciones reportadas en la tabla 2.4 son artimeticos o ponderados.

----------------------------------------------------------------------------------------------------
 5                                       Corregir talba No 2, 3B, los valores de pH (>200)
                                         concetraciones, etc. son muy incogruentes.


----------------------------------------------------------------------------------------------------

----------------------------------------------------------------

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                            Respuesta
----------------------------------------------------------------
  En la tabla 4.1.2/1 (Pagina 80), se detalla la descarga de cada efluente.


----------------------------------------------------------------
  Las tablas No, 2, 3A y otras, han sido reemplazadas por la
  4.1.2/2, 2A,3 y 3A en las paginas 125 a 128, en las cuales se incluyen los limites maximos permisibles (LMP).



----------------------------------------------------------------
  En las tablas 4.1.2/4, 3, 4 y 4A, 5 y 5A de las paginas 129 a 132, se detalla als descargas de los 7 efluentes de mayor contaminacion, los cuales alcanzaron el 94% del total.


----------------------------------------------------------------
  La tabla 2.4 ha sido reemplazada por la 4.1.2/4 y 4A
  (Paginas 129 y 130), donde se indica que los promedios
  reportados son aritmeticos.
----------------------------------------------------------------
  Las tablas No 2 y 3B, han sido reemplazadas por la 4.1.2/2 y
  2A (Pags. 125 y 126). Donde se han corregido los valores de
  pH y corresponden a los efluentes cuyos codigos son 131 al
  137.
----------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
No.   Pag.     Sec.       Descripcion                               Observacion
---------------------------------------------------------------------------------------------------------
6                                          Se deberia la concentracion de grasa/ aceites en los
                                           efluentes de Talleres (Cuadro No. 2, 3D)


---------------------------------------------------------------------------------------------------------
7                                          La tabla 2.4 de efluentes liquidos mas importantes, debe
                                           reportar tambien la concetracion de Cd, As y Mn que son
                                           sumamente altas en varios de esos efluentes.  El hecho de
                                           que el MEM no haya fijado el LMP para esos elementos, no
                                           implica de ningun modo que se dejen de reportar y
                                           controlar. La tabla 2.16 reporta, aparentemente, las
                                           concentraciones promedios en los rios Mantaro y Yauli, el
                                           titulo debe indicar la fecha de muestreo y/o si corresponden a promedio anual aritmetico o ponderado. La contaminacion
                                           del rio es mucho mayor en epoca de estio.
---------------------------------------------------------------------------------------------------------
8      16      2.1.4   Residuos            La descripcion de los residuos solidos es insuficiente para
      etc.             Solidos             caracterizarlas desde el punto de vista ambiental.  Debe
                       Tratamiento         complementarse con granulometira, contenido metalico soluble disposicion final.  en agua, pH de pasta, etc. Ya qu estos residuos estaran expuestos a las lluvias y otros agentes naturales. Lo mismo depositos de Iroxido de arsenico, escorias de Cu y Pb y es aplicable a la informacion reportada en la tabla 2.5. Lo
                                           ferritas de Zinc, efecutado por empresas consultoras. ideal hubiera sido correr pruebas de resistencia quimica a los
                                           agentes naturales (intemperismo), para establecer el grado de disolucion que experimentaran los metales en el futuro.
---------------------------------------------------------------------------------------------------------


-----------------------------------------------------------
                         Respuesta
-----------------------------------------------------------
 Las grasas y aceites se recircula a los tanques de
 petroleo pesado Bunker No. 6, lo cual se indica en el
 acapite 4.1.3, Residuos Soldios Industriales (Capitulo
 IV-Pagina 85).
-----------------------------------------------------------
 La tabla 2.4 has sido reemplazada por las tablas 4.1.2/5
 y5A (Paginas 131 y 132), en las que se reportan los
 contenidos de Cd, As y Mn.
 La tabla 2.16 ha sido reemplazada por las tablas 4.1.2/6
 y 6A (Paginas 133 y 134) que se refieren a los rios
 mantaro y Yauli, indicandose en ellas la fecha de
 muestreo y las cifras reportadas corresponden al promedio
 aritmetico anual.


-----------------------------------------------------------
 La caracterizacion y la granulometria de los residuos
 solidos se indican en las Tablas 4.1.3/1,  4.1.3/2 y 2A.
 La informacion adicional solicitada sobre resistencai
 quimica, se indican en los esudios de abandono de los







-----------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
  No.       Pag.      Sec.        Descripcion                             Observacion
-------------------------------------------------------------------------------------------------------------
   9                                               Aclarar el concepto de "almacenado en las riberas del
                                                   rio Mantaro" cando se refieren al residuo de dioxido de
                                                   manganeso.  Describir el tip de confinamiento adoptado
                                                   para almacenar este residuo.
-------------------------------------------------------------------------------------------------------------
   10                                              Las canchas o stokpiles de escoria, todos (ZLR), etc. no
                                                   han sido descritas apropiadamente.  Se requiere area,
                                                   dimensiones, alto, profundidad, humedad, % soldios,
                                                   ubicacion precisa con respecto a carretera, poblado,
                                                   rios, ares verdes, etc., y coordenadas, tambien
                                                   pendiente de taludes, canales perimetricos de coleccion
                                                   de escorrentias si los hay, calidad del susbtracto.
                                                   Indicar si este ha sido impermeabilizado o no, volumen
                                                   estimado de cada cancha, tiempo de vida.
-------------------------------------------------------------------------------------------------------------
   11        19      2.1.5         Emisiones       Las gases que emite la Planta de Coque no son, o no
            etc.                   gaseosas,       debieran ser, de combustion, son gases fugitivos de
                                  tratamiento      destilacion.  No es cierto que sean poco nocivas,
                              disposicion final.   gerenarlmente contienen tenoles, gases nitrosos, etc.y
                                                   ello debio ser confirmado/descartado mediante
                                                   muestreo/analisis.  La tabla 2.7 debio incluir analisis
                                                   de este tipo para los gases de la Planta de Coque.
-------------------------------------------------------------------------------------------------------------
   12                                              Los gases emitidos de la Pia, de Residuos Anodicos debe
                                                   analizarse para determinar concentracion de gases
                                                   nitrosos. (Tabla 2,7H)



-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------
                      Respuesta
-------------------------------------------------------
 El dioxido de manganeso no es un residuo, es un
 reactivo de consumo diario y su almacenamiento es
 temporal y minimo, y se encuentra a mas de 100
 metros de la ribera del rio Mantaro.
-------------------------------------------------------
 El detalle solicitado se encuentra en el Plano No
 M-03-96-02, Capitulo IV, Proyecto No 03, sobre
 escorias de Cu/Pb.  Las ferritas de zinc en el
 plano No M-03-96-04 del Proyecto No 15; y el
 trioxido de arsenico en las figuras 1 y 2 del
 proyecto No 14, se explican en el acapite 4.1.3
 (Paginas 81, 82, 85).


-------------------------------------------------------
 Las tablas 4.1.1/5, 5A, 5B y 5C (Paginas 106 a
 109), reafirman que se tratan de gases de
 combustion y con respecto a los gaes fugitivos de
 la destilacion, estos se consignan en el Proyecto
 No 2 del Capitulo V.


-------------------------------------------------------
 La tabla 2, 7H ha sido reemplazada por la 4.1.1/8 y
 8A (Pags. 114 y 115).  Los gases nitrosos son
 genrados por el uso de nitrato de sodio en el
 proceso de copelacion, operacion que se realiza una
 vez por semana.
 No existen analisis de gases nitrosos representati-
-------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
  No.       Pag.         Sec.         Descripcion                           Observacion
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
   13        28         2.2.2.       Ambiente        Precisar en que unidades mm/mes, mm/ano, etc. estan
                                     Fisico          expresados los valores de precipitacion pluvial.  La
                                     Clima           accion de lavado indicada amerita que caraterice mejor
                                                     los residuos solidos (ver nota 8).
--------------------------------------------------------------------------------------------------------------
   14        29                      Cantidad de     Los LMP para gases establecidos por la R.M. 315-96 deben
                                     Aire            ser incluidos junto con las concentraciones de elementos
                                                     reportados durante el monitoreo de aire (Tabla 2.13 y
                                                     otras).
--------------------------------------------------------------------------------------------------------------
   15        34          2.2.5       Suelos          Aclarar el concepto de "ligeramente acidos" cuando se
                                                     refiere a suelos con pH en el orden de 3.5 (talba 2.1.4);
                                                     la gravedad de la contaminacion parece ser mayor que la
                                                     sugerida por dicho comentario.


--------------------------------------------------------------------------------------------------------------
   16        35           2.3        Ambiente        El cuadro 2.15 sobre composicion quimica de Plantas debe
            etc.                     Biologico       ser contrastado con analisis de Plantas similares
                                                     correspondientes a lugares no contaminados.  El cuadro
                                                     debe ser comentado con amplitud.

--------------------------------------------------------------------------------------------------------------

------------------------------------------------------
                       Respuesta
------------------------------------------------------
   Vos. Al respecto se presenta el Proyecto No 3 del
   Capitulo V, para la eliminacion del consumo de
   nitrato de sodio.
------------------------------------------------------
   Las unidades on expresada en mm H20/ano y se
   especifican en las Tablas 2.1.3/2 y 2.1.3/3
   (Paginas 34 y 35).

------------------------------------------------------
   Los solicitado se puede observar en las Tablas
   2.1.4/2 y 2A (Paginas 38 y 39).


------------------------------------------------------
   El termino "ligerament acidos", se refiere a un
   termino tecnico agropecuaro, pero cabe indicar
   que los suelos son afectado por las emisiones de
   SO2, los cuales on lavados por accion de la
   lluvia, lo que se explica en el Capitulo IV,
   Acapite 4.2.1 (Pagina 87).
------------------------------------------------------
   El cuadro 2.15 ha sido reemplazado por la Tabla
   2.2.2/1 (Pagina 42), en la que se indica el
   contenido de elementos esenciales en las plantas;
   el Diagrama 7.2.4/3 y el Plano 1-559-01-2008 del
   Anexo No 8.
------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
  No.       Pag.         Sec.         Descripcion                           Observacion
---------------------------------------------------------------------------------------------------------------
                                                     El texto que describe los impactos y se acompana
                                                     con con fotos, deberla ser complementado con
                                                     planos de ubicacionde las areas descritas. Los
                                                     planos de Anexos 8 y 10 deben ser mejorados
                                                     con informacion topografica, areas verdes, lagunas,
                                                     rios, etc. e incoporados en esta seccion del texto.
                                                     Los planos son de mala calidad.
---------------------------------------------------------------------------------------------------------------
   17        37           2.4        Ambiente        La incidencia de uno u otro tipo de enfermedad en La
            etc.                     Socio           Oroya debe estar sustentada mediante cuadros estadisticos.
                                     Economico
---------------------------------------------------------------------------------------------------------------
   18        50           2.5        Ambiente de     Debe indicarse que La Oroya es el punto donde convergen
                                     Interes Humano  las vias principales hacia la zona de Huancayo,
                                                     Chanchamayo, Huanuco - Pucallpa.  Todo este transito es
                                                     frecuentemente afectado por interrupciones en las calles
                                                     de La Oroya, drecta e indirectamente realcionadas con las
                                                     actividades de Centromin Peru.
---------------------------------------------------------------------------------------------------------------
   19        63           4.0        Resumen de la   Falta la Tabla mencionada en la pag. 65, parrafo 1.
            etc.                     Evaluacion y    Tampoco esta la tabla 4.1 mencionada en el texto.  No es
                                     Analisis de     posible entonces interpretar el texto.  Estas omisiones
                                     Impactos        son serias.
                                     Ambientales
---------------------------------------------------------------------------------------------------------------
   20                                                Los impactos deben ser descritos con mucho mayor
                                                     amplitud, se debio indicar por lo menos la carga de cada
                                                     metal vertida a cada rio por cada efluente liquido.  Otro
                                                     tanto se debio hacer con las

---------------------------------------------------------------------------------------------------------------


-----------------------------------------------------
                      Respuesta
-----------------------------------------------------
  Los planos de Anexos 8 y 10, son reemplazados
  por el Diagrama 7.2.4/3 del Capitulo VII y el Plano
  1.3/1 en Anexo del Capitulo 1; asimismo el Plano
  1-559-01-2008 del Capitulo V (Proyecto No 4).



-----------------------------------------------------
  Segun lo conversado con la Direccion de Asuntos
  Ambientales del MEM, dicha pregunta fue
  descartada.
-----------------------------------------------------
  Aunque esta pregunta fue eliminada, se contesta
  en el Capitulo II, Acapite 2.3.1 (Paginas 30 y
  31), (Vias de comunicacion).



-----------------------------------------------------
  Se omitio la tabla mencionada, y esta
  informacion se indica en las tablas 4.1.2/2, 2A,
  3 y 3A (Pags. 125 a128).
  La Tabla 4.1 omitida se detalla en el Acapite
  4.1.1 (paginas 72a 77).
-----------------------------------------------------
  La carga vertida en cada efluente liquido se
  aprecia en las Tablas 4.1.2/3 (Pag. 127)  y
  4.1.2/3A (Pag. 128)  las emisiones gaseosas y
  polvos por la chimenea principal, se aprecia en
  la Tabla No.
-----------------------------------------------------

---------------------------------------------------------------------------------------------------------------
  No.       Pag.         Sec.         Descripcion                           Observacion
---------------------------------------------------------------------------------------------------------------
                                                     Emisiones gaseosa y polvos.  Debio hacerse un registro
                                                     historico de los polvos contaminantes vertidos al area
                                                     circundate para determinar si la disolucion de ellos
                                                     continuara contaminando suelos y aguas.  El analisis de
                                                     suelos de la tabla No 2.1.4 es insuficiente.  Debio
                                                     hacerse analizado por contenido metalico muestras de
                                                     suelos de toda la zona de influencia de esta actividad,
                                                     para tener una idea mas "cuantificable" del dano,
                                                     impacto ambiental y de las medidas requeridas para la
                                                     mitigacion y su rehabilitacion.
---------------------------------------------------------------------------------------------------------------
   21        67           5.0        Plan de         El costo de la Planta de Acido Sulfurico debe expresarse
            etc.                     Medidas de      correctamente (en millones US$). Las medidas de
                                     Mitigacion      mitigacion debieron ser presentadas a un nivel de
                                                     por lo menos de "Perfil de Proyecto" no ha sido asi
                                                     como tampoco se ha incluido informacion relevante como
                                                     balances metalurgicos, diagramas de flujo, resultados
                                                     de pruebas experimentales, etc.

---------------------------------------------------------------------------------------------------------------
   22                                                La fabricacion de acido no resuelve el problema ambiental
                                                     sino existe mercado, el perfil debe incluir informacion
                                                     acerca del destino del acido fabricado.  Debe indicarse
                                                     tambien porque no se evaluaron otras alternativas y si
                                                     lo hicicieron, deben reportarse. Alternativas mas
                                                     costosas como la simple neutralizacion con caliza, cal,
                                                     etc. u otros metodos de fijacion del azufre, son sin
                                                     embargo las unicas soluciones difinitivas.

---------------------------------------------------------------------------------------------------------------


-----------------------------------------------------
                      Respuesta
-----------------------------------------------------
  4.1.1/3B (Pagina 100).
  La Tabla No. 2.1.4 ha sido reemplazada por la
  Tabla No. 2.1.6/1 (Pagina 41), que muestra los
  resultados de analisis efectuados en el
  Laboratorio de la Universidad Agraria.





-----------------------------------------------------
  La respuesta se encuentra en el Proyecto No 1,
  Capitulo V, Pagina 155 (nuevas plantas de acido
  sulfurico).





-----------------------------------------------------
  La respuesta se encuentra en le Proyecto No. 1,
  Capitulo V, Pagina 155, (nuevas plantas de acido
  sulfurico).






-----------------------------------------------------

---------------------------------------------------------------------------------------------------------------
  No.       Pag.         Sec.         Descripcion                           Observacion
---------------------------------------------------------------------------------------------------------------
   23                                                El proyecto con codigo 119, contempla el tratamiento de
                                                     soluciones muy acidas en la Planta de Cadmio para evitar
                                                     su vertimiento al rio.  Debe adjuntarse un diagrama de
                                                     flujo y balance metalurgico que demuestre que el acido
                                                     adicionalmente alimentado a esa planta no rebasara su
                                                     capacidad y finalmente se vertira al medio receptor,
                                                     ello implica que solo se estaria modificando el punto
                                                     de vertimiento, mas no la carga contaminante.
---------------------------------------------------------------------------------------------------------------
   24                                                En la descripcion del proyecto con codigo 123, debe
                                                     incluirse la composicion quimica del nuevo efluente una
                                                     vez recuperados Cu yAg, para aserar que se ha controlado
                                                     la contaminacion.
---------------------------------------------------------------------------------------------------------------
   25                                                En la descripcion del proyecto con codigo 118, debe
                                                     incluirse la composicion quimica pH, TSS del nuevo
                                                     efluente una vez terminado el tratamiento, para asegurar
                                                     que se ha controlado la contaminacion.
---------------------------------------------------------------------------------------------------------------
   26                                                El la descripcion del proyecto con codigo 118, debe
                                                     incluirse la composicion quimica, pH, TSS del nuevo
                                                     efluente una vez terminado el tratamiento, para
                                                     asegurar que se ha controlado la contaminacion.
---------------------------------------------------------------------------------------------------------------
   27                                                En la descripcion del proyecto con codigo 118, debe
                                                     incluirse la compcosicion quimica, pH, TSS del nuevo
                                                     efluente una vez terminado el tratamiento,
---------------------------------------------------------------------------------------------------------------

----------------------------------------------------
                      Respuesta
----------------------------------------------------
  No es proyecto, la observacion se refiere al
  efluente con codigo No 119 y explica por si solo
  con el Proyecto No 7, Capitulo V, Pagina 197.





-----------------------------------------------------
  El el Proyecto No 8 (Pagina 198); Planta de
  Tratamiento de Efluentes Liquidos Industriales,
  que vertera un efluente final al rio Mantaro
  dentro de los Niveles MaximosPermisibles.
-----------------------------------------------------
  Se detalla en el Proyecto No 10 del Capitulo V
  donde se considera una recirculacion de este
  efluente.

-----------------------------------------------------
  Repeticon de la pregunta 25.



-----------------------------------------------------
  Respuesta similar a la Pregunta No 24.


-----------------------------------------------------

----------------------------------------------------------------------------------------------------------------
  No.       Pag.         Sec.         Descripcion                           Observacion
----------------------------------------------------------------------------------------------------------------
                                                     Para asegurar que se ha controlado la contaminacion. Se
                                                     menciona que se han realizado estudios por la firma
                                                     ECOLAB S.R.L., porque no se ha adjuntado los
                                                     resultados. Debe incluirse tambien un plano que indique
                                                     la ubicacion relativa de la Planta (Cochabamba).
----------------------------------------------------------------------------------------------------------------
   28                                                En la descripcion del proyecto con codigo 124, debe
                                                     incluirse lo composicion quimica, pH, TSS del nuevo
                                                     efluente una vez terminado el tratamiento, para asegurar
                                                     que se ha controlado la contaminacion.
----------------------------------------------------------------------------------------------------------------
   29                                                En la descripcion del proyecto con codigo 136, se cuenta
                                                     con el tiempo de construccion y el costo estimado, como
                                                     entonces no se incluyen las dimensiones, 5 millones de
                                                     dolares es ciertamente una cifra elevada para un muro de
                                                     contencion.
----------------------------------------------------------------------------------------------------------------
   30                                                El proyecto con codigo 135, tiene un caudal sumamente
                                                     alto junto con concentraciones de metales que esta muy
                                                     por encima del LMP. Sin embargo, no se describe sobre
                                                     el tratamiento, inversion, cronograma, etc. de que sera
                                                     objeto este efluente. Simplemente se indica que se hara
                                                     igual que "el efluente X o neutralizacion con lechada
                                                     de cal". Cosideramos que esta es una omision sumamente
                                                     grave porque se trata de uno de los principales
                                                     efluentes conlaminates que se vierten rectamente al rio
                                                     Mantaro.

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------
                     Respuesta
----------------------------------------------------





----------------------------------------------------
 Se detalla en la Pagina 211 con le Proyecto No
 11 (Capitulo V), donde se indica que el efluente
 final sera tratado segun el Proyect No 8 (Planta
 de Tratamiento de Efluentes Liquidos).
----------------------------------------------------
 Error en el cuestionario de las observaciones,
 la misma que fue absuelta en el MEM, el monto
 debe ser US$ 5,000 (Cinco Mil Dolares).  Se
 detalla en el Proyecto No 9 del Capitulo V.

----------------------------------------------------
 Respuesta similar a la pregunta No 24.










----------------------------------------------------

----------------------------------------------------------------------------------------------------------------
  No.       Pag.         Sec.         Descripcion                           Observacion
----------------------------------------------------------------------------------------------------------------
   31                                                En la descripcion del proyecto con codigo R4, debe
                                                     incluirse la composicion quimica, pH, TSS del nuevo
                                                     efluente una vez terminado el  tratamiento, para asegurar
                                                     que se ha controlado el contaminacion. Es de suponerse
                                                     que se cuenta con la informacion del Estudio realizado
                                                     por el Dpto. De Inv. Metalurgicas.
----------------------------------------------------------------------------------------------------------------
   32                                                En la descripcion proyecto con codigo R4, incluirse la
                                                     composicion quimica, pH, TSS del nuevo efluente comparado
                                                     con la practica anterior.  Observar tambien que la
                                                     concentracion de Cu esta aun sobre el LMP.
----------------------------------------------------------------------------------------------------------------
   33                                                Se cita varias veces al EVAP como fuente de datos de
                                                     concentracion de metales y se senala al mismo tiempo
                                                     como fecha Abril `96-Junio'96. El EVAP fue realizado en
                                                     Marzo de 1995.
----------------------------------------------------------------------------------------------------------------
   34                                                Si bien el cronograma de inversiones de la tabla 5.1
                                                     indica que se invertira un total de 2 millones de US$
                                                     para rehabilitar el area afectada por los humos, no se
                                                     explica como se hara ello. No hay perfil del proyecto
                                                     ni tampoco un diagnostico apropiado. Ver nota 20 en
                                                     este mismo cuadro.
----------------------------------------------------------------------------------------------------------------
   35        98                      ANEXOS          La tabla que resume (no tiene No.), las
                                                     medidas/inversiones de mitigacion es incompleta, se
                                                     asemeja mas a un indice porque hace referencias a otras
                                                     secciones del texto y no registra ni las medidas ni el
                                                     costo en todos los casos.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------
                     Respuesta
----------------------------------------------------
 Error de tiopo en el PAMA, debe decir R-1 y se
 consigna en el Proyect No. 5 del Capitulo V
 (Pag. 188).



----------------------------------------------------
 Se consigna en el Proyecto No 5 Capitulo V (Pag.
 188).


----------------------------------------------------
 Se efecuaron las correcciones correspondientes.



----------------------------------------------------
 Se explica por si solo en el Proyecto No 4 del
 Capitulo V (Pagina 178).




----------------------------------------------------
 Se explica en el Capitulo V, segun Talba 5.1.1
 (Pag. 141).



----------------------------------------------------

----------------------------------------------------------------------------------------------------------------
  No.       Pag.         Sec.         Descripcion                           Observacion
----------------------------------------------------------------------------------------------------------------
   36                                                El nuevo sistema INBA propuesto para la granulacion de la
                                                     escoria usa una relacion agua/escoria de 10, debe
                                                     indicarse cual es el valor de esta relacion con la
                                                     practica actual.  Lo emnos que debe indicarse en una
                                                     propuesta de 6.5 millones de US$ es el diagrama de flujo
                                                     y balance de materias.  Indicar si el nuevo sistema
                                                     implica un nuevo sistema ("de punta") de granulacion o
                                                     es simplemente un buen metodo de recuperacion de agua
                                                     que nuna se implemento anteriormente. Ello permite
                                                     establecer si el cronograma propuesto es correcto.
----------------------------------------------------------------------------------------------------------------
   37                                                El proyecto de Cierre de Depositos de escorias de Cu y
                                                     Pb, menciona varios estudios que estan siendo
                                                     realizados.  Debe incluirse el Estudio de Factibilidad
                                                     quimica de esos materiales.  Debe tambien incluirse un
                                                     Estudio de construccion, "sand blasting" (actualmente en
                                                     practica), etc.











----------------------------------------------------------------------------------------------------------------

----------------------------------------------------
                     Respuesta
----------------------------------------------------
 La relacion es 1:40, es tecnologia de punta y
 uno de estos sistemas opera en Hoboke, Belgica,
 el diagrama de flujo y balance se detalla en el
 Proyecto No 12 del Capitulo V (Pagina 212).  El
 equipo principal del sistema es a pedido y su
 constuccion demora de 8 a 12 meses.




----------------------------------------------------
 De acuerdo al reporte de la consultora Rescan
 S.A. las escorias son quimicamente estables
 Proyecto No 13, (Pagina 220).  El uso
 alternativo de escorias se ha estudiado en le
 Empresa por mas de 30 anos encontrandose su
 factibilidad en multiples usos como los que se
 indican en las obervaciones, e incluso en la
 fabricacion de cemento y lana de vidrio. Si bien
 a nivel experimental dio resultados positivos,
 su altocosto de procesamiento y limitado mercado
 para estos productos, no lo hace viable.
----------------------------------------------------

                 [LOGO] Empresa Minera del Centro del Peru S.A.




                         GERENCIA CENTRAL DE OPERACIONES



                          COMPLEJO METALURGICO LA OROYA




================================================================================
                             PROGRAMA DE ADECUACION
                               Y MANEJO AMBIENTAL

                                      PAMA
================================================================================







                                      1996

PAMA COMPLEJO METALURGICO - LA OROYA        Resumen Ejecutivo                  I
--------------------------------------------------------------------------------




          EMPRESA MINERA DEL CENTRO DEL PERU S.A. (CENTROMIN PERU S.A.)

                          COMPLEJO METALURGICO LA OROYA

                PROGRAMA DE ADECUACION Y MANEJO AMBIENTAL (PAMA)

                                RESUMEN EJECUTIVO

INTRODUCCION

o CENTROMIN PERU S.A. se creo el 01 de nero de 1974 como una Empresa Estatal de Derecho Privado y como tal se rige por la Ley de la Actividad Empresarial del Estado (Ley No 24948) y demas dispositivos legales vigentes aplicables. Esta dedicaba a la actividad minero-metalurgica no ferrosa conforme a lo establecido en la Ley General de Mineria. Opera siete (7) centros mineros y cuya produccion de concetrados junto con toros de terceros son procesados en su Complejo Metalgurgico La Oroya, donde se obtiene (11) metales y (9) subproductos que comercializa en los mercado interno y externo.

o El Complejo Metalurgico La Oroya esta localizada en la Region Andres Avelino Caceres (Departamento de Junin), sobre el falnco oriental de los Andes Orientales a 3 750 m.s.n.m., al N.E. y a 175 km. De la ciudad de Lima; Provincia de Yauli, Distrito de La Oroya en un emplazamiento caracterizado por una topgrafia muy accidentada.

MARCO LEGAL

o Centromin Peru S.A., esta obligada a cumplir lo dispuesto en el Codigo del Medio Ambiente y los Recursos Naturales (D.Leg. No 613), Titulo XV del T.U.O de la Ley General de Mineria (D.S. No 014-95-EM) su reglamento y modificaciones (D.S. No 016-93-EM y No 059-93-EM), R.M. No 011-96-EM/VMM Niveles maximos permisibles para efluentes liquidos mienro metalurgicos (NMP) y RM., No 315-96-EM/VMM (Niveles maximos permisibles de elementos y compuestos presentes en emisiones gaseosas provenientes en las unidades minero-metalurgicas).

o El Ministerio de Energia y Minas (M.E.M.), como Autoridad Competente del Sector, ejerce sus funciones normativas de control, de fiscalizacion y asesoramiento que el Decreto Legislativo No 613 le otorga a traves de la Direccion General de Asuntos Ambientales (D.G.A.A.) y la Direccion General de Mineria (D.G.M).

ESTRUCTURA Y DESARROLLO

o El PAMA ha sido estructurado v desarrollado considerando los lineamientos dados en la Guia Ambiental correspondiente, asi como las recomendaciones y sugerencias de los funcionarios involucrados del Sector, en un comun esfuerzo para cumplir satisfactoriamente y a cabalidad lo normado en los dispositivos legales viegentes. Contiene en siete (7) capitulos la informacion general, las acciones e inversiones necesarias para incorporar a las operaciones y procesos metalurgicos los adelantos tecnologicos y/o medidas alternativas que tenga co-

PAMA COMPLEJO METALURGICO - LA OROYA        Resumen Ejecutivo                 II
--------------------------------------------------------------------------------


  Mo proposito reducir o eliminar las emisiones y/o vertimientos para poder cumplir con los Niveles Maximos Permisibles establecidos por la Autoridad Competente.

COMPONENTES AMBIENTALES

o Las actividades del Complejo Metalurgico La Oroya, originan emisiones gaseosas con materiales particulados, efluentes liquidos y residuos solidos que afectan a la calidad del aire, los cursos de agua receptores y los suelos.

o El ambiente fisico del emplazamiento se caracteriza por tener una topografia agreste, surcado por lor ios Yauli y Mantaro. El clima es firo, seco entre los meses de mayo a octubre y lluvioso de noviembre a abril. Los vientos son de baja velocidad y de direccion predominante Sur-Este.

  El agua para uso domestico tiene como fuente el rio Tishgo (185 1/s), mientras que para uso industrial (1 076 1/s) se tiene los rios Mantaro, Tishgo y el manantial de Cuchimachay. Para emergencias existen las fuentes del subsuelo Hidro y Mayupampa. Gran parte de los efluentes liquidos domesticos e industriales, se descargan sin ningun tratamiento a los rios Yauli y Mantaro.

  El aire recibe la descarga de las emisiones gaseosas y material particulado que se generan en los procesos metalurgicos que son diariamente monitoreadas en cinco estaciones (Huancha, Sindicato, Hotel Inca, Cushurupampa y Casaracra) distribuidas en un radio de 10 km del punto de ubicacion del emisor principal (chimenea de 167,5 m de alto).

  Las rocas mas antiguas del emplazamiento pertenecen al Grupo pucara sobreyaciendo a las rocas del Grupo Mitu. Estan presentes tambien rocas del Grupo Goyllarisquizga y del Grupo Machay. Pueden apreaciarse en las proximadades al Complejo, afloramientos importantes de roca clacarea con muy pequenas areas de suelo con escasa vegetacion.

o El ambiente biologico del eplamzamiento se enmarca en la bioregion de la Serrania Esteparia en las vertientes Occidentales de los Adnes entre los 1000 y 3800 m.sn.m, caracterizada por la presencia de vegetacion que forma una estepa de gramineas que constituyen los pastos naturales. Los rios son de aguas rapidas y tormentosas que disminuyen su temperatura con la altura originando diversos habitats acuaticos.

  En La Oroya con excepcion de la forestacion conducida por Centromin Peru S.A. la forla y la fauna es escasa, debido a sus caracteristicas geologicas,altitud, topografia y en parta a la accion de las emisiones gaseosas de la Fundicion, lo que contrasta con el escenario de gramieneas y herbaceas de habitos perennes que se encuentra en Casaracra a 10 km de distancia. Las aguas del rio Tishgo en este lugar son utilizadas en acuicultura de la trucha arcoiris, observandose adiconalmente la presencia de gviotas de la puna, aves que se ven a lo largo de las riveras del rio Mantaro incluso hasta las proximadades de l Fudicion. Al Sur de La Oroya siguiendo el curso del rio mantaro en un radio de 7 km., no se ha observado especies representativas de fauna, ni existe vegetacion tipica con excepcion de escas presencia de ichu. En general las condiciones del emplazamiento y su entorno, asi como la calidad de sus suelos, no permiten el uso de la tierra para fines productivos, habiendose efectuado forestaciones con plantas traidas por Centromin Peru, de otros lugares o ciudades proximas, algunas de las cuales se han adaptado al lugar. Ademas, las pracitcas ganaderas

PAMA COMPLEJO METALURGICO - LA OROYA        Resumen Ejecutivo                III
--------------------------------------------------------------------------------


  Desordenas y el sobrepastoreo de algunas areas, limitan la regenreracion natural de los pastos, no favoreciendo el mejoramiento del habitat para un mayor desarrollo de la flora y fauna de esta zona.

o El ambiente socio-economico del emplazamiento incluye a los grupos humanos de la Comunidad de huari y Hacienda Quilla en la ruta hacia Huancayo, la Comunidad de Hauynacancha en la ruta hacia Lima y la Hacienda Antahuaro, Paccha y Casaracra en la ruta hacia Tarma.

  De los 67 700 habitantes de la Provincia de Yauli, 30 900 corresponden a La Oroya de los cuales 3 215 son trabajadores de Centromin Peru S.A y de quienes dependen economicamente 13 728 personas.

  La Oroya se divide en dos grandes sectores: La Oroya Antigua asentada en la margen izquierda del rio Manataro al Nor-Oeste de las instalaciones de la Fundacion y la Oroya Nueva en la margen derecha. A 11 km., de la Oroya en la ruta hacia Lima se ubica el proyecto de viviendas "Curipata", patrocinado por Centromin Peru S.A. en beneficio de sus trabajadores, dentro de un plan de reordenamiento urbano.

  El emplazamiento se caracteriza por estar ubicado en la unica ruta de acceso a Lima y otras ciudades de la Costa y de retorno desde Lima a las ciudades de toda la Sierra y Selva Central.

  Las actividades productivas del Complejo Metalurgico La Oroya sustentan la existencia de una zona urbana importante. Las acitividades artesanales son practicamente inexistentes destacando las acitvidades comerciales (987 establecimientos) de servicios (228 establecimientos) e industriales (83 establecimientos). Destaca la presencia de empresas de Servicios Publicos (Telefonos, Correo, Bancos, Transportes, y Emisoras Radiales y de TV locales). Existen 56 escuelas y colegios, a los que asisten un total de 13 192 alumnos de todos los niveles. Existe un Policlinico del IPSS con 72 camas, el Ministerio de Salud cuenta con tres centros de salud y Centromin Peru S.A., cuenta con un Hospital con 50 camas.

o El ambiente de interes humano del emplazamiento, esta reducido a constituir una ruta de accesoa ciudades y lugares donde existen recursos arqueologicos (Tarma, Jauja, Huancayo), areas naturales protegidas, parques y reservas nacionales (Bosque de rocas de Huayllay en Cerro de Pasco y Lago de Chinchaycocha en Junin), circuitos turisticos (Lima-Tarma-Valle de Chancahnayo y Valle del Mantaro) y razones socio-economicas.


OPERACIONES METALURGICAS

o El Complejo Meetalurgico esta conformado por (3) circuitos integrados para el tratamiento de concentrados de Cobre, Plomo y Zinc. En 1995 se procesaron 255 109 t de concentrados de Cobre, 191575t de concentrado de Plomo y 154 710t de concentrado de Zinc. Se estima que para 1996 el procesamiento de concentrados alcance el mismo orden de las cifras mencionadas.

o Las caracteristicas de los coentrados tratados, de naturaleza polimetalica, colocan al Complejo dentro de las cuatro (4) del mundo, capaces del procesar este tip de materia prima, obteniendo productos de reconcida calidad internacional.

PAMA COMPLEJO METALURGICO - LA OROYA        Resumen Ejecutivo                 IV
--------------------------------------------------------------------------------


IMPACTOS AMBIENTALES

o Se ha identificado tres generadores de impacto: Las emisiones de gases y material particulado, los efluentes liquidos y los residuos solidos. En 1995 se descargaron a la atmosfera por la chimenea principal 899,8 t/dia de SO2 y 8,9 t/dia de material particulado, representando este ultimo solo el 3% del total generado. El 7,2% de azufre que ingreso al proceso, se fijo en forma de acido sulfurico, el 4,3% se fijo en los residuos solidos y el 80,5% se descargo a la atmosfera en forma de anhidrido sulfuroso. Las emisiones gaseosas fugitivas impactan igualmente al aire, pero dificiles de cuantificar por no ser regulares y generalmente se dispersan rapidamente.

o Los efluentes liquidos generados en la Fundicion se descargan al rio mantaro por (37 emisores y los generadores en las Refinerias de Cobre y Plomo se descargan por (3) emisores al rio Yauli. De ellos (6) en la Fundicion y uno
  (1) en la Refineria de Cobre, se caracterizan por se los principales contribuyentes de contaminacion. Debe indicarse, que ambos rios en especial el Yauli, llegan a La Oyora con un alto contenido de contaminantes industriales.

o Los residuos solidos industriales: Escorias de Cobre y Plomo y pulpa de Ferritas de Zinc, se depositan en la zona de Huanchan a ters (3) Km., al Sur de la Fundicion. El Trioxido de Arsenico en cambio, se deposita en la zona de Vado distante 9 km., al Norte de la Fundicion. La basura industrial es incenerada tanto en la Fundicion como el la Refineria de Cobre y Plomo, mientras que la basura domestica es depositada en el lugar denominado Cochabamba, distante 9 km., al Sur de la Fundicion. Estos depositos tnato de residuos solidos como de basura, por no haber considerado en su disenos originales los aspectos ambientales, actualmente se constituyen en elementos que contaminan los suelos y el agua de lso rios que se encuentran proximos a ellos.


MEDIDAS DE MITIGACION

o Desde 1922 segun las demandas de la epoca, se ha venido incorporando mejoras ambientales en el Complejo Metalurgico La Oroya sin alcanzar los NMP vigentes al presente. Las necesidad de mejorar las condiciones ambientales dentro del area de influencia impulso entre 1981 y 1983 la construccion y puesta en marcha de la Nueva Planta de Aglomeracion. Entre 1990 y 1992 se iniciaron y completaron las pruebas metalurgicas para cambiar los indice de las camas de cobre que han permitido reducir la generacion de SO2 escorias y materiales particulados en 50 000, 80 000 y 1 40 t/ano respectivamente. En enero de 1994 se concluyo la construccion y montaje de la Nueva Planta de Oxigeno de 312 t/dia de capacidad y en febrero se puso en marcha el reverbero de cobre con quemadores oxy fuel, reduciendose el consumo de petroleo pesado en 20 000 t/ano. A la fecha, se ha desarrollado un Programa de Modernizacion e Innovacion Tecnologica, que adiconado a la implementacion de diversas mejo ambientales que se vienen ejecutando, evidencian un cambio de actitud humana hacia el manejo ambiental responsable, dirigido a mitigar los impactos existentes.

o Para mitigar los impactos originados por la descarga de SO2 y materiales particualdos a la atmosfera, se ha proyectado la construccion de 2 modulos, para fijar de acuerdo con la norma ambiental el 83% del total de SO2 generado, produciendo un volumen de 505 000

PAMA COMPLEJO METALURGICO - LA OROYA        Resumen Ejecutivo                  V
--------------------------------------------------------------------------------



  Totaliza 90 millones de US$ y conforme al cronograma los modulos entrarian en operacion en los anos 2003 y 2005.

o Para mitigar los impactos ambientales originados por los efluentes liquidos de la Fundicion que se descargan al rio Mantaro, se proyecta la construccion de una Planta de Tratamiento, solucion de tecnologia comprobada que ha sido propuesta por la Consultora ECOLAB SRL, donde se ha considerado, la reduccion de volumenes de agua industrial, la recirculacion parcial del agua de recirculacion y la eliminacion de cinco efluentes. El costo del proyecto asciende a 3,3 millones de US$, de los cuales 2,5 corresponden a la Planta, su implementacion se ha programado para los anos 1998-1999.

o La mitigacion planteada para los impactos de contaminacion liquida y solida del rio Mantaro, originados por la disposicion de escorias de cobre y plomo, plantea el uso de 2 dessguadores rotatorios INBA y n nuevo sistema de transporte para escorias granuladas a un costo de 6,5 millones de US$. El proyecto se ejecutara en el periodo 1997-1998.

o El proyecto para Abandono de los Depositos de Escorias propuesto por RESCAN PERU S.A., plantea la estabilizacion de taludes, obras de captacion de efluentes de infiltracion y escorrentias que comtaminan suelo y aguas, con un costo de 5,25 millones de US$. El proyecto que considera adicionalmente, la recuperacion y restauracion del area, se implemenatra en el periodo 1997-2001. Para el nuevo deposito ubicado en Cochabamba y cuya construccion se iniciara el ano 2002, se tiene una inversion de 25, millones de US$.

o Para le proyecto de Abandono de los Depositos de Trioxido de Arsenico, se efectuara el encapsulamiento de los residuos de Malpaso y Vado, con geotextiles y geomembranas, solucion propuesta por ADI INTERNATIONAL INC., con una inversion de 8,7 millones de US$. Se contempla tambien, la construccion de un nuevo deposito en el ex-aeropuerto de Vado, por un monto de 2,0 millones de US$, que se ejecutara a partir del ano 1999. Este tipo de solucion es recomendad por la EPA de los Estado Unidos.

o El proyecto de Abandono de las Ferritas de Zinc, considera los trabajos de estabilidad, controlo de efluentes acidos y el de arrastre de particulas por accion eolica. La solucion planteada por RESCN PERU S.A., y que alcanza la suma de 5,6 millones de US$, incluye la respectiva restauracion del area y sera ejecutada en el periodo 1997-2000. Sin embargo, debido al alto valor de los contenidos metalicos de las Ferritas de Zinc (230 millones de US$), como medida alternativa de remediacion, se ha contemplado el reprocesamiento de las mismas con tecnologia de punta, aspecto que se viene evaluando.

PLAN DE CIERRE

o La importancia que el Complejo Metalurgico tiene dentro del desarrollo soci-economico de la region, hacne que la probabilidad de cierre de sus operaciones no sea predecible en el corto ni mediano plazo.

o La decision de cierre, estar suepeditada a considerar no solo aspectos, sino tambien aspectos economicos, y politicos, que involucran acciones de planeamiento detallado, cuyo proceso de ejecucion podria realizarse en forma glogal o parcial. En esta direccion, se ha concebido y estruturado un Plan de Cierre/Abandono eficaz, dirigido a proteger la salud y seguridad publica, mitigar los efectos ambientales detrimentales y promover su pronta recu-

PAMA COMPLEJO METALURGICO - LA OROYA        Resumen Ejecutivo                 VI
--------------------------------------------------------------------------------

  Peracion, a partir del cese de las operaciones metalurgicas, dentro de un marco tecnico y encomicno factible. Asi mismo, se considera la utulizacion productiva futura de las areas del emplazamiento.

PLAN DE MONITOREO DE EMISIONES Y EFLUENTES

o Centromin Peru S.A.,es responsible de implementar y mantener programas de monitoreo a tiempo real, basados en sitemas de muestreo adeacuado y en analisis mecanicos, fisicos y quimicos, permitiendo la realizacion de una evaluacion y control de emisiones gaseosas, efluentes liquidos, residuos solidos, ruido y otros elementos que puedan ser generados dentro del Complejo Metalurgico La Oroya y que afecten al entorno de su influencia.

o El plan para el monitoreo ambiental del Complejo Metalurgico, que ha sido elaborado en base a los protocols emitidos por la autoridad respectiva, sera reajustada conforme ser vayan implementando los proyectos de mitigacion. La infraestructura exitente permite cumplir con las exigencias vigentes, proviendose su modernizacion permantente y la adquisicion de nuevos instrumentos. El plan contempla asi mismo, un programa de capacitacion tecnico, legla y de relaciones institucionales.

INVERSIONES

o Para solucionar el problema ambiental del Complejo Matalurgico, se ha considerado dos (2) principales rubros de inversion.

      El primer, una modernizacion con cambio de tecnologia de los procesos, con la finalidad de lograr mejores niveles de comepetividad y mejora ambiental, principalmetente para la concentracion de SO2, facilitando de esta manera la fabricacion de acido sulfurico. Estimandose para tal fin una inversion de 141,0 millones de US$.

      El segundo, para el Programa de Adecuacion y Manejo Ambiental (PAMA), con una inversion estimada de 129,1 millones de US$, el cual en gran medida complementara con la modernizacion de los procesos.

o Ambos rubros que totalizaron un monto de 270,1 millones de US$, se ha programado para el perido 1997-2006. Esta cantidad estimada, fue confirmado por la firma consultora KILBORN-SNC-LAVALIN EUROPE, en octubre de 1996.

o De acuerdo a ley, se tiene una obligacion minima para el PAMA, del equivalente al 1% del valor de las ventas anuales. En ese sentido, el Complejo le conrresponderia un monto de inversion annual minima de 4,5 millones de US$.

o Si se tiene en cuenta que el nivel de inversion que realiza el Complejo para su continuidad operativa mejora de proceso y control amibiental, ha sido del roden de los 8 a 16 millones de US$ anuales en los ultimos anos, sin tener en cuenta los proyectos de modernizacion ejecutados que superan el monto senalado para el PAMA, se considera que el programa presentado es viable y no afectara los resultados economicos de la gestion empresarial.

PAMA COMPLEJO METALURGICO - LA OROYA        Resumen Ejecutivo                VII
--------------------------------------------------------------------------------



CONCLUSIONES

o La ejecucion del presente PAMA, permitira alcanzar los NMP exigidos por las autoridades del sector.

o El programa es viable desde el punto de vista tecnico, al ser necesario tecnologias reconocidas y probadas. En el aspecto economico no significa un deterioro de la gestion empresarial y sera completado en los 10 anos asignados para la adecuacion de las operaciones metalurgicas.

o El monto de ivnersion para el PAMA sera de 129,1 millones de US$ y de 141,0 para la modernizacion.

o Las emisiones gaseosas, constituyen el principal agente contaminante del emplazamiento, razon por la cual, el 70% de la inversion del programa esta orientado a la fijacion del SO2, enforma de acido sulfurico, cuya demanda de mercado esta garantizado, por su aplicacion a nivel mundial en megaproyetos de yacimientos de Cobre, oreintados a la lixiviacion.

o La implementacion del programa, permitira colocar al Complejo Metalurgico, entre la empresas que garantizan un desarrollo sustentable de su emplazamiento y entorno, mejorando el habitar y el nivel socio-economico de las futuras generaciones.

                                     INDICE

CAPITULO I

1. INTRODUCCION                                                                                           001

         1.1 Antecedentes                                                                                 001

         1.2 Objetivos del PAMA                                                                           002

         1.3 Breve Resumen del Emplazamiento del Complejo Metalurgico La Oroya                            002

         1.4 Resena Historica                                                                             003


CAPITULO II



2.Descripcion de los Componentes Ambientales                                                              010

         2.1 Ambiente Fisico                                                                              010

                  2.1.1 Topografia - La Oroya                                                             010

                  2.1.2 Abastecimiento Hidrico                                                            010

                  2.1.3 Clima y Meteorologia                                                              011

                           a) Direccion y Velocidad del Viento                                            012

                           b) Precipitaciones                                                             012

                           c) Temperaturas y Humedades Relativas                                          013

                           d) Presiones Barometicas                                                       013

                  2.1.4 Aire                                                                              013

                           Materiales Particulados en Suspension (MPS)                                    014

                           Contenidos Metalicos en los MPS                                                014

                  2.1.5 Geologia y Sismicidad - La Oroya                                                  015

                           a) Geologia                                                                    015

                           b) Plegamiento y Fallamiento                                                   015

                           c) Geomorfologia                                                               016

                           d) Area Sismica                                                                016

                  2.1.6 Evaluacion de Suelos                                                              016

         2.2 Ambiente Biologico                                                                           017

                  2.2.1 Caracterizacion                                                                   017

                           a) Ecosistema Terrestre                                                        017

                           b) Ecosistema Acuatico                                                         018

                  2.2.2 Ecosistemas - Complejo Metalurgico La Oroya y su entorno                          018

                           a) Ecosistema Terrestre                                                        018

                           b) Ecosistema Acuatico                                                         019

         2.3 Ambiente Socio Economico                                                                     020

                  2.3.1 Descripcion del Componente Socio-Economico                                        020

                           a) Ubicacion y descripcion del Complejo Metalgurgico La Oroya como
                              Asentamiento Minero y los Asentamientos Humanos de
                              su entorno

                           b) Actividad Economica de La Oroya y su entorno                                024

                           c) Infraestructura habitacional y de Servicios Basicos - La Oroya              026



         2.4 Ambiente de Interes Humano                                                                   032

                  2.4.1 Recursos Arqueologicos                                                            032

                  2.4.2 Areas Naturales Protegidas                                                        032

                  ANEXOS - Capitulo II

CAPITULO III

3. Descripcion de las Operaciones Metalurgicas                                                            053

         3.1 Caracteristicas del Complejo                                                                 053

         3.2 Incremento de la capacidad instalada y produccion historica                                  053

         3.3 Materia prima tratada en los circuitos de fundicion                                          053

                  3.3.1 Concentrados de cobre                                                             054

                  3.3.2 Concentrados de plomo                                                             055

                  3.3.3 Concentrados de zinc                                                              055

         3.4 Descripcion del proceso productivo - extractivo                                              055

                  3.4.1 Circuito de cobre                                                                 055

                  3.4.2 Circuito de Plomo                                                                 057

                  3.4.3 Circuito de Zinc                                                                  058

                  3.4.4 Procesos asociados:                                                               060

         3.5 Mediciones de parametros de equipos de recuperacion de polvos, monitoreo de                  062
             emisiones gaseosasy efluentes liquidos

         3.6 Actividades/Instalaciones de apoyo a las operaciones                                         063

                  3.6.1 Plantas de generacion de energia                                                  063

                  3.6.2 Laboratio Analitico                                                               063

                  3.6.3 Talleres                                                                          063

                  3.6.4 Agua industrial y potable                                                         064

                  3.6.5 Alcantarillado y disposicion de basura                                            064



CAPITULO IV



4. Resumen de la evaluacion y analisis de los impactos ambientales                                        072

         4.1 Fuentes Generadores de Impactos                                                              072

                  4.1.1 Emisiones Gaseosas y Material Particulado                                         072

                           a) Emisiones por la Chimenea Principal                                         073

                           b) Emisiones por las Chimeneas Secundarias                                     075

                           c) Emisiones Fugitivas                                                         076

                  4.1.2 Efluentes Liquidos                                                                077

                  4.1.3 Residuos Solidos                                                                  081

                           a) Escorias de Cobre y Plomo                                                   081

                           b) Trioxido de Arsenico                                                        082

                           c) Residuos Lixiviados de Zinc (Ferritas de Zinc)                              083

                           d) Otros Residuos (Residuo de Talio, Basura Industrial y Domestica)            085

         4.2 Evaluacion de los Impactos Ambientales                                                       086

                  4.2.1 Impacto sobre el Ambiente Fisico                                                  086

                  4.2.2 Impacto sobre el medio ambiente biologico                                         087

                  4.2.3 Impacto sobre el ambiente socio-economico                                         088

                  4.2.4 Imapacto sobre el ambiente de interes humano                                      088



CAPITULO V



5 Plan de medidas de mitigacion                                                                           138

         5.1 Introduccion                                                                                 138

         5.2 Proyectos ejecutados destinados al control y reduccion del Impacto Ambiental                 138

         5.3 Relacion de Proyectos para el paln de medidas de mitigacion - montos de inversion            145

                  5.3.1 Por emisiones gaseosas y material particulado                                     146

                  Proyecto No 1 Nuevas Plantas de Acido Sulfurico                                         146

                  Proyecto No 2 Eliminacion de gases fugitivos de la Planta de Coque                      146

                  Proyecto No 3 Uso de oxigeno gaseoso en la Planta de Residuos Anodicos                  147

                  Proyecto No 4 Area afectada por los humanos                                             147

                  5.3.2 Por Efluentes Liquidos

                  Proyecto No 5 Planta de Tratamiento del agua madre de la Refineria de Cobre             147

                  Proyecto No 6 Sistema de recirculacion de agus de refrigeracion                         148

                  Proyecto No 7 Manejo y disposicion de la solucion de particion de la Refineria de Plata 148

                  Proyecto No 8 Planta de tratatmiento de efluentes liquidos industriales de Fundicion    149
                                y Refineria - La Oroya

                  Proyecto No 9 Muro de contencion de los ldos de plomo en la Planta Zileret - Divison    149
                                de Zinc

                  Proyecto No 10 Recirculacion del agua de utilizada en la granualcion de speiss          149
                                 del horno de espumaje - Fundicion de Plomo.

                  Proyecto No 11 Nuevo sistema de lavado de anodos - Refineria de Zinc                    150

                  5.3.3 Por Residuos Solidos.

                  Proyecto No 12 Manejo y disposicion de las escoria de cobre y plomo                     150

                  Proyecto No 13 Abandono del deposito de escorias de cobre y plomo                       151

                  Proyecto No 14 Deposito de Tiroxido de Arsenico, abandono del depositos de              151
                                 Malpaso, cierre del deposito de Vado y nuevo deposito de Vado.

                  Proyecto No 15 Ferritas de Zinc                                                         152

                  Proyecto No 16 Tratamiento de aguas servidas y disposicion de basura en La Oroya.       154

                  5.4 ANEXOS - Detalle de los proyectos  No-1 al 16, paginas 155 al 247



CAPITULO VI



6. Plan de cierre                                                                                         248

         6.1 Escenario                                                                                    248

         6.2 Alcance                                                                                      248

         6.3 Situacion Actual                                                                             248

         6.4 Objetivo                                                                                     249

         6.5 Plan de cierre                                                                               249

                  6.5.1 Fases de Cierre                                                                   249

         6.6 Presupuesto de inversiones                                                                   250

         6.7 Cronograma de ejecucion                                                                      250

         6.8 Mitigacion propuesta                                                                         250

         6.9 Analisis economico                                                                           251







CAPITULO VII



7. Plan de monitoreo de emisiones y efluentes                                                             256

         7.1 Objetivo                                                                                     256

         7.2 Plan de Monitoreo                                                                            256

                  7.2.1 Recursos Humanos                                                                  256

                  7.2.2 Infraestrutura y/o equipos                                                        256

                           7.2.2.1 Para Emisiones                                                         256

                           7.2.2.2 Para Calidad del Aire                                                  257

                           7.2.2.3 Para Efluentes                                                         257

                           7.2.2.4 Equipos Nuevos a ser Adquiridos                                        258

                  7.2.3 Protocolos Existentes                                                             258

                           7.2.3.1 Para Emisiones y Calidad de Aire                                       258

                           7.2.3.2 para Calidad de Agua                                                   259

                           7.2.3.3 Otros monitoreos                                                       259

                  7.2.4 Estaciones y/o Puntos de Monitoreo                                                259

                           7.2.4.1 Emisiones                                                              260

                           7.2.4.2 Efluentes                                                              261

                  7.2.5 Capacitacion                                                                      261


--------------------------------------------------------------------------------
                                   CAPITULO I
--------------------------------------------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA            Capitulo 1                Pag. 1
--------------------------------------------------------------------------------

                          COMPLEJO METALURGICO LA OROYA



1 INTRODUCCION

1.1   Antecedentes

      La Empresa Minera del Centro del Peru S.A. (CENTROMIN PERU S.A.), fue creada el 01 de enero de 1974 sobre la base del negocio mienor expropiado y psoteriormente compensado a la sucursal en el Peru de la Cerro de Pasco Corporation.

      CENTROMIN PERU S.A., es un empresa estatal de derecho privado, organizada como una sociedad anonima (D. Leg. No 216), inscrita en la Ficha 10180 del Registro de las Sociedades Mercatiles de los Registros Publicos de Lima y en asiento 4, foja 424, Tomo 14 del Libro de Sociedades de Registro Publico de Mineria.

      Se rige bsicamente por su ley organica, Decreto Ley No 21117; su Estuto Social, Decreto Supremo No 019-82-EM/VM; la Ley de la Actividad Empresarial de Estado, Ley No 24948 y su Reglamento, Decreto Supremo No 027-90-MIPRE y otras normas legales complementarias, accesorias y modificatorias, entre las que principalmente se cuentan la Ley de Presupuesto de la Republica y las Normas de Austeridad y Operatividad de cada ano y la Ley de Promocion de la Inversion Privada en las Empresas del Estado, Decreto Legislativo No 674 y su Reglamento, Decreto Supremo No 070-92-PCM.

      Las autorizaciones de funcionamiento, uso de agua y de vertimientos de residuos industriales son los siguientes:

      a) Resolucion de autorizacion de funcionamiento de planta (MEM) R.D. No 155-93-EM/DGM.

      b) Autorizacion de uso de aguas (Ministerio de Agricultura)

         1. La Oroya - Rio Mantaro - R.S. 853

         2. La Oroya - Riachuelo Huaynacancha - R.S. 08

         3. Sacco - Riachuelo Sacco - R.S. 460

         4. La Oroya - Rio Mantaro - R.A. 027/94

         5. Paccha - Rio Tishgo - R.A. 028/94

         6. Santa Rosa de Sacco - Rio Yauli - R.M. 01420-77

         7. La Oroya - Riachuelo Tinco Cancha - R.A. 086-93

      c) Autorizacion de vertimiento de residuos industriales (Ministerio de Salud)

         1. Refineria de Plomo - 023/V-93

         2. Alambron - 024/V-93

         3. Fundicion y Moldeo de Cobre - 025/V-93

         4. Cristalizacionde Sulfato de Cobre - 026/V-93

         5. Acido Hidrofluosilisico - 027/V-93

         6. Piloto de Cadmio - 028/V-93

PAMA COMPLEJO METALURGICO - LA OROYA            Capitulo 1                Pag. 2
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         7. Electrolitica de Zinc - 029/V-93

         8. Algomeracion - 030/V-93

         9. Residuos Anodicos - 031/V-93

         10. Indio - 032/V-93

         11. Fundicion de Cobre - 033/V-93

      En lo relativo a los aspectos ambientales la empresa esta obligada a cumplir lo dispuesto en la ley del Codigo del Medio ambiente y los Recursos Naturales (D. Leg. No 613), Titulo XV del T.U.O. de la Ley General de Mineria (D.S. No 016-93-EM Y No 059-93 EM), R.M. No 315-96-EM/VMM (Niveles maximos permisibles de elementos y compuestos presentes en emisones gaseosas provenientes de las unidades mienerometalurgicas). De igual manera la R.M. No 011-96-EM/VMM (Niveles maximos permisibles pra efluentes liquidos miner0-metalurgicos).

      En concordancia con la normatividad, ambiental para la actividad metalurgica establecida, presento la Evaluacion Ambiental Preliminar
      (EVAP) con fecha marzo de 1995. Habiendo absuelto las observaciones a la EVAP mediante documentos alcanzados a la Direccion General de Asuntos Ambientales del Ministerio de Energia y Minas, con fecha 31 de julio de 1995, se fijo como fecha de presentacion del Programa de Adecuacion y Manejo Ambiental (PAMA) el 30 de Agosto de 1996.

1.2 Objetivos del PAMA

      Los principales objetivos que persigue el PAMA son:

      o Evaluar la situacion actual de los componentes naturales que puedan estar siendo afectdos por la actividad minero-mealurgica y otras actividades complementarias e identificar las fuentes y/o causas del deterioro ambiental, actual y potencial.

      o Establecer acciones para mitigar y prevenir el terioro abmiental con las inversones necesarias para incorporar a las operaciones y procesos metalurgicos los adelantos tecnologicos y/o medidas alternativas que tangan como proposito reducir o elimar las emisiones y/o vertimientos para cumplir con las normas y procedimientos establecidos por el M.E.M.

      o Senalar los procedimientos de ejecucion, de inversiones, de monitoreo y control de efluentes y de labores de restauracion. Ademas establecer acciones y medidas de prevencion del deterioro ambiental en situaciones extremas (Plan de contingencias).

1.3 Breve resumen del emplazamiento del complejo metalurgico La Oroya

         Se encuentra ubicado al N.E. de la Capital a 175 Kn., en lazona lata andina, en el flanco oriental de los andes occidentales, a 3 750 m.s.n.m. en la region Caceres, ocupando una extension de intalaciones de 9 209 Has., y sus coordenada UTM son;

         o  Fundicion                       8 126 087.1 norte
                                              402 225.3 este

         o  Refinerias de Cobre y Plomo     8 725 007.5 norte
                                              399 573.6 este

PAMA COMPLEJO METALURGICO - LA OROYA            Capitulo 1                Pag. 3
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         En los Planos 1.3/1, 1.3/2 y 1.3/3 se muestra el emplazamiento del complejo metalurgico La Oroya y sus alrededores, en un radio de 10 Km., haciendo centro en la chimenea principal de la Fundicion. Estos planos muestran las curvas de nivel de la topografia de la zona, observando presencia de cerros que alcanzan hasta 4 400 m.s.n.n.m. y el area de concesion minera de la unidad de La Oroya. Tambien se arpecia que las cuenca de los rios Yauli y Mantaro, forman una "Y" cuay interseccion esta proxima a la fundicion. Los centros poblados y las zonas de cultivo se encuentran proximos a las cuencas de los rios Yauli, Mantaro y Tishgo.

1.4 Resena historica

         A nivel empresa

         o Los principales eventos que antecedieron al establecimiento del complejo metalurgico Lo Oroya, fueron:

            1902 Se inician las operaciones mineras en Cerro de Pasco.

            1904 Finalizacion del ferrocarril de La Oroya a Cerro Pasco.

            1906 Obtencion de la primera barra de cobre blister en Tnyaharco -
                 Cerro de Pasco.

            1913 se inician las operaciones en Morococha.

            1918 Se inician las operaciones en Casapalca.

            1922 Se establecio el complejo metalurgico La Oroya.

            1937 Se inician las operaciones en San Cristobal, entre otras.

         Complejo metalgurico La Oroya

         o En 1922 se establecio el complejo metalurgico La Oroya con la Fundacion de Cobre; en 1928 se construyo la Fundicion de Plomo y en 1952 la Refineria de Zinc.

         o A partir de esas fechas, la empresa consciente de los problemas ambientales, promovio medidas de mitigacion destinadas al control y reduccion del impacto ambiental de los efluentes y emisones, asi como al manejo dy disposicion , se fueron construyendo plantas para la recuperacion de subproductos.

         o  A continuacion algunsos principales eventos por orden cronologico:

            1922 Obtencion de la primera barra de cobre blister en la Fundicion de Cobre de La Oroya.

            1928   Los hornos de manga para plomo comienzan a operar.

PAMA COMPLEJO METALURGICO - LA OROYA            Capitulo 1                Pag. 4
--------------------------------------------------------------------------------


            1929   Formacion del Departamento de Investigaciones metalurgicas.

            1937 Se inicia la refinacion electrolitica de plomo a escala industrial en la Planta de Residuos Anodicos, la misma que comienza a operar.

            1939 Se inicia las operaciones de la Planta de Acido Sulfurico que capta los gases de los tostadores de cobre.

            1941   * Se instalan precipitadores electorstaticos para la
                     recuperacion del polvos (sistema de cottrel central).

                   * La Planta de Antimonio entra en funcionamiento.

            1944   La palnta de coque empieza a operar.

            1948 Se termina la construccionn de la palnat industrial para la refinacion electrolitica de cobre.

            1950   Se completa la Refineria de Plata.

            1951   * Se traslada la Refineria de Plomo a Huaymanta doblando su capacidad.

                   * Entra en operacion la Planta de Oxigeno a partir de arire liquido.

                   * Se completa la construccion de la planta industrial de
                     refinacion electrolitica de zinc.

                   * Se cambia el nombre de la empresa Cerro de Pasco Copper
                     Corporation pro Cerro de Pasco Corporation.

            1952   La Planta electrolitica de Zinc comienza a operar.

            1953   Se produce selenio por primera vez a escala comercial.

            1955   Se produce telurio pr primera vez a escala comercial.

            1957   * Se erige la segunda planta de oxigeno a partir de aire
                     liquido.

                   * Se incrementa el ancoho de los hornos reverbero de cobre.

                   * La planta de espuamdo del plomo inica su opreaciones.

            1958 Si instala el sistema de ventilacion en la zona de carga de los hornos de plomo.

            1960   * Se completa el sistema de ventilacion de la Planta de
                     Aglomeracion.

                   * La Refineria de Cobre incrementa su capacidad mediante la instalacion de un generador.

PAMA COMPLEJO METALURGICO - LA OROYA            Capitulo 1                Pag. 5
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            1962   La planta de zinc se expande a 150 TC/dia. (136,4 t/d)

            1964   * Se mejora la ventilacion de los peechos de escoria de los hornos de manga, cnales y pozo de plomo

                   * Se instala el techo de ladrillos suspendidos en el horno reverbero de conbre No 2

            1965   Se instala el Horno Asarco para fundicion de catodos.

            1966   * Un nuevo caldero y precalentador de aire se instala en el reverber de cobre No 2.

                   * La venticlaion de la Planta de Aglomeracion es mejorada
                     mediante la instalacion de lavadores de gases.

                   * El la Planta de Coque se instalan 10 hornos adicionales.

                   * El tostador de cama turbelna de zinc es instalado.

            1967   * La Nueva Planta de acido sulfurico de 200 t/d comienza a operar.

                   * La Planta de Alambron CIDECSA es inaugarado.

                   * Comienza la modernizacion del Cottrell Central.

            1968   * El sistema de extraccion continua tipo "Roy Tapper" es
                     isntalado en el horno de plomo No 1

                   * Se completa la construccion de lla Planta de Resuos de
                     Lixivacion de Zinc.

                   * La planta Electrolitica de Zinc es expandida de 150 a 200
                     TC/dia. (181,82t/d)

            1969   * El nuevo cottrell caliente de la Planta de Arsenico
                     comienza a operar.

                   * La fase I de la Planta de Tratamiento de Polvos se pone en operacion.

                   * Un rectificador nuevo de silicion ITE se instala en la
                     Refineria de Cobre.

                   * Se completa el programa d modernicazion de Cottrell
                     Central.

PAMA COMPLEJO METALURGICO - LA OROYA            Capitulo 1                Pag. 6
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            1970   El sistema de extraccion continua de escoria es instalado en el horno de plomo No 2

            1971   El techo de ladrillos suspendidos se instala en el reverbero
                   No 1

            1974 El dia 1ro de enero el Gobierno Peruano nacionaliza la "Cerro de Pasco Corporation" y funda la "Empresa Minera del Centro del Peru S.A." CENTIROMIN PERU S.A.

            1976   Se amplia la Refineria de Cobre hasta 20 blocks.

            1978   * El nuevo Horno Ajax de 048 t/d de catodos de zinc entra en operacion en la Diviosn de Zinc.

                   * La Planta de Flotacion de sufuros de zinc y plata fue
                     puesta en funcionamiento.

                   * Se instala un nuevo precipitador electrostatico humedo en la Planta de Acido Sulfurico.

            1979   * La unidad de separacion de solidos de 3 380 m3 por dia de solucion impura de sulfato de zinc entra en operacion.

                   * Fue instalada una nueva copela en la Planta de residuos
                     anodicos.

            1980   Se interconecta la nueva tuberia de agua de Tishgo.

                   La planta de Oxignoe tipo GO 800 de 25 t/d, fabricada por la firma LINDE, entro en operacion.

            1981   Se inicia la construccion de la nueva Planta de Aglomeracion.

            1983 La nueva Planta de Aglomeracion entra en operacion. Cap. 810 t/d. Reemplaza a 11 maquinas (5 up draft y 6 down draft) por una sola, tipo up draft con una iversion de US$ 60 millones

            1987 Estudio de prefactibilidad del proyecto de la Planta de Oxigeno quemadores oxy-fuel, efectuado por SNC.

            1990 Si inician las pruebas metalurgicas del cambio de indices metalurgicos en la Fundicion de Cobre. En diciembre de 1990 se optimizan las pruebas.

            1991   * Se realizan los ajustes de evaluacion a escala industrial de los cambios de indices meaturgicos en los lechos de fusion de cobre.

                   * Se modifica el horno de plomo No 3. Se cambio de colada
                     intermitente a colada continua; el diseno antiguo correspondia a un sifon Arents y el modificado es con cajon tipoo Roy Tapper.

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo I                   Pag 7.
--------------------------------------------------------------------------------


            1992  o     Queda implementado el cambio de indices metalurgicos de
                        los lechos de fusion de cobre y tomando como base la produccion de 70 000t/ano de Cu, los logros principales se muestran en el ano 1994 en el proyecto oxy-fuel

                  o Se recircula lodos del tanque espesador (provenientes de los scrubbers de la Planta de Aglomeracion), eliminandose el filtro Oliver, contribuyendo a la reduccion de contaminacion del rio Mantaro.

                  o En el mes de marzo se inician las obras civiles de la nueva planta de oxigeno LINDE con una inversion de US$ 24 millones.

                  o En octubre, se instala el bag house (60 bolsas) para mejorar el ambiente de trabajo en la unidad de cernido y molienda.

                  o En el mes de diciembre, entra en operacion la lixiviacion continua implementado con controles automaticos de operacion y proceso.

                  o Se reconstruye y modifican dos convertidores, con los cuales se incrementa la capacidad de los convertidores 2 y 4 en un 15%.

            1993  o     En el mes de enero se instala el nuevo sistema de
                        ventilacion (SVEL) para los tostadores FBR de zinc.

                  o En el mes de marzo, se inicia el montaje electro-mecanico de la Planta de Oxigeno y el lro. de diciembre Centromin recibe el certificado de aceptacion y conformidad de la Planta de Oxigeno, alcanzandose la capacidad instalada de 312 t/dia, con una pureza de 95% de O(2).

                  o Se instala un tanque de 20 000 gl para reciclar agua de refrigeracion de chaquetas de los hornos de plomo.

                  o Se paraliza las operaciones del reverbero No. 2 de cobre, para realizar los trabajos de mantenimiento y modificaciones para adecuarlo al sistema oxy-fuel.

                  o Se instala el sistema de ventilacion para el descarguio de calcina de cobre.

                  o En octubre, se puso en operacion la Planta de Tratamiento de Ferritas de Zinc. Noviembre, entro en operacion la purificacion continua.

            1994  o     El 17 de enero, se concluye el montaje electro-mecanico
                        e instrumental del Proyecto Oxy-Fuel. Este proyecto fue ejecutado por personal tecnico de Centromin con el asesoramiento de las empresas INCO, ENICO y SNC LAVALIN de Canada y con una inversion de US$ 2 millones.

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo I                   Pag 8.
--------------------------------------------------------------------------------


                  o El 18 de enero, se inicia el encendido del quemador vertical oxy-fuel No 8 y en forma progresiva se empiezan a apagar la quemadores horizontales convencionales.

                  o El 6 de febrero en el reverbero No 2 se prueba industrialmente los 11 quemadores verticales y su operacion desde esa fecha, se lleva a cabo con un promedio de 6 quemadores verticales oxy-fuel y 2 quemadores horizontales. Con este proyecto se incremento la capacidad de la fundicion de 62 000 a 75 000 t/ano de cobre blister (capacidad potencial 80 000t/ano).

                  o Los logros alcanzados por el cambio de indices metalurgicos y el proyecto oxy-fuel, respecto al ano 1989, fueron:

                        - Reduccion de 100 193 t de piritas equivalente a 82 158 t de SO(2) y a 127 757 t de H(2)SO(4)
                              (reduccion de indices de 1,9899 a 0,07239 t de pirita/t de Cu entre los anos 1989 y 1995).

                        - Reduccion de 124 800 t de escorias (reduccion de indices de 5,52 a 3,13 t de escoria/t Cu entre los anos 1989 y 1995).

                        - Reduccion de 30 220 t de petroleo residual No 6 (reduccion de indices de 0,935 a 0,36 t de petroleo/t de Cu entre los anos 1989 y 1995).

                        - Reduccion del volumen de gases generados de 72 600 a 50 220 Nm^3/h (19 000 Nm^3/h teorico) mejorando la calidad de aire del entorno.

                        - Compactacion de la fundicion por desactivacion del reverbero No 1, 2 calderos y 6 tostadores de Cu.

                  o     Se desmantela el reverbero de cobre No 1 y los calderos.

                  o Se inicia la construccion de las bases de concreto para una nueva ventiladora del sistema de ventilacion (SVEL
                        4), el objetivo es mejorar la eficiencia de captacion de gases en los hornos de plomo.

                  o     Se desmantela la planta antigua de Aglomeracion.

            1995  o     La Refineria de Cobre incrementa su capacidad instalada
                        a 66 500 t/ano (block No. 22 entra en operacion).

                  o Se incrementa la recuperacion en la Refineria de Zinc de 80% a 86% disminuyendo la produccion de ferritas en 9 200 t/ano.

                  o     Reparacion general del reverbero No 2 (oxy-fuel)

                  o Se reduce el numero de unidades de tostacion de 18 a 12 (8 para Cu, .2 para Pb, 1 para As y 1 para Sb), optimizandose la captacion de gases y polvos.

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo I                   Pag 9.
--------------------------------------------------------------------------------


            1996  o     Se inicia el desmantelamiento de 6 tostadores, este
                        trabajo concluira en el primer trimestre de 1997.

                  o El 7 de junio en la Refineria de Plomo entra en operacion, el proyecto: Recuperacion del acido fluorsilisico, por filtrado de los lodos anodicos de plomo (filtro LAROX), retornando soluciones acidas filtradas a las celdas electroliticas cerrando el circuito, y con ello se obtuvo CERO de emision de efluentes al rio Yauli.

                  o Se inician los trabajos de reubicacion e instalacion de nuevos tanques de petroleo que abastece a las fundiciones de cobre y plomo.

                  o Se aprueba la compra de la tornamesa de moldeo de cobre blister y se desembolsa el 20% de su valor, se tiene el compromiso de embarque para el 10 de mayo de 1997

                  o El primero de julio ingreso a operar el doceavo block, con lo que se incremento la capacidad de la Refineria de Plomo de 91 000 a 99 000 t/ano.

                  o Se efectuo el tendido de tuberias para el uso de oxigeno en las plantas de Aglomeracion y Residuos Anodicos. El uso de oxigeno permitira: Incrementar la capacidad de ambas plantas, menor generacion de polvos y emisiones gaseosas, menor consumo de combustibles y eliminar el consumo de nitrato de sodio generador de gases nitrosos.

                                 [MAP OMITTED]

                                                       CENTROMIN - PERU S.A.

                                                          UNIDAD LA OROYA
                                                    PLANO DE LA CONCESION MINERA
                                                           "LA OROYA - "

                                  CAPITULO II

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo II                 Pag 10.
--------------------------------------------------------------------------------


2. DESCRIPCION DE LOS COMPONENTES AMBIENTALES

      Los componentes ambientales se agrupan en 4 categorias ambientales:

      o     Ambiente Fisico

      o     Ambiente Biologico

      o     Ambiente Socio-Economico

      o     Ambiente de Interes Humano

      2.1 Ambiente Fisico

            2.1.1 Topografia - La Oroya

                  El entorno topografico al Complejo Metalurgico La Oroya es accidentado, esta formado por grandes depresiones. El rio Yauli, tributario del rio Mantaro, en su recorrido pasa por un cinturon de topografia plana donde se han formado varios poblados.

                  El rio Mantaro cruza la ciudad de La Oroya de Norte a Sur formando un valle muy estrecho. Aguas abajo del rio Mantaro, despues de La Oroya y en la ruta hacia Huancayo, el valle se hace mas estrecho y abrupto predominando los macizos rocosos de gran altura.

                  En la parte alta, por la margen derecha del rio Mantaro, la topografia se hace ligeramente plana con muchas huellas de surcos producidos por las lluvias intensas que caen en esta parte de la zona. En la parte mas alta sigue predominando la topografia accidentada.

                  En los planos No 1.3/1 y 1.3/2 del Capitulo 1 se presenta la descripcion del entorno topografico en el area de influencia del Complejo Metalurgico de La Oroya.

            2.1.2 Abastecimiento Hidrico

                  El abastecimiento de agua industrial y de consumo humano en La Oroya, es esquematizado en el diagrama 2.1.2/1, indicandose los siguientes sistemas:

                  Sistema Tishgo: Tiene como fuente de abastecimiento al rio Tishgo, y su punto de captacion se encuentra ubicado a 14 Km. al norte de la ciudad de La Oroya.

                  Sistema Cuchimachay: Tiene como fuente de abastecimiento el manantial de Cuchimachay, el agua captada se destina para abastecer de agua potable a la poblacion de La Oroya Antigua y a la Fundicion para el sistema de los calderos de vapor.

                  Bombas Rio Mantaro: El agua captada del rio Mantaro es destinado integramente para granular las escorias de la Fundicion de cobre y plomo.

                  Sistema de Emergencia: Estos sistemas entran en operacion cuando falla el sistema Tishgo y son los siguientes:

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo II                 Pag 11.
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                  -     Bombas Hidro: Este sistema capta el agua de subsuelo en
                        la zona de Hidro y lo envia al tanque de Railway.

                  - Bombas Mayupampa: El sistema es similar al anterior. El agua captada es enviada al tanque Chulec.

                  La siguiente tabla, muestra el analisis fisico-quimico del agua captada de los tres sistemas.

         Analisis Fisico-Quimico del Agua Captada por los Tres Sistemas

--------------------------------------------------------------------------------
                Rio Tishgo    Manantial Cu-   Rio Mantaro   Agua Clase III
 Elementos         mg/I      chimachay mg/I       mg/I        LMP mg/I
--------------------------------------------------------------------------------
     Pb            0,12           0,09           0,06           0,10
--------------------------------------------------------------------------------
     Cr            0,01           0,01            --            0,05
--------------------------------------------------------------------------------
     Ag            0,01           0,01            --            0,05
--------------------------------------------------------------------------------
   NO(3)           0,39           0,08            --            0,10
--------------------------------------------------------------------------------
     Fe            0,43           0,13           0,37           1,00
--------------------------------------------------------------------------------
     Mn            0,26           0,01         1 273,35         0,50
--------------------------------------------------------------------------------
     Cu            0,05           0,06           0,07           0,50
--------------------------------------------------------------------------------
     Zn            2,22           0,07           1,07          25,00
--------------------------------------------------------------------------------
   SO(4)          130,78         629,00           --           400,00
--------------------------------------------------------------------------------
     Mg           106,00         91,00            --           150,00
--------------------------------------------------------------------------------
  Ca CO(3)        163,00         618,00           --
--------------------------------------------------------------------------------
    OD^1           9,50           5,00            --            3,00
--------------------------------------------------------------------------------
JTU (Pt)^(2)       3,02           0,32            --
--------------------------------------------------------------------------------
     pH            8,23           7,80           7,8            5-9
--------------------------------------------------------------------------------

      (1) Oxigeno disuelto
      (2) Julios Turbulent Unit.

            2.1.3 Clima y Meteorologia

                  El clima de La Oroya y alrededores es frigido con dos estaciones bien marcadas: la humeda entre noviembre y abril con precipitaciones liquidas y a veces solidas (nieve o granizo), y la seca durante el resto del ano. Las precipitaciones se canalizan por pequenas quebradas como tributarios de arroyos y/o al rio Mantaro que es el colector de la cuenca regional.

                  Las caracteristicas meteorologicas son de gran importancia en los fenomenos de contaminacion atmosferica y sus efectos adversos. El registro de los parametros meteorologicos (direccion y velocidad de vientos) en el area de La Oroya, se lleva a cabo en tres estaciones ubicadas: la primera, en la zona de Fundicion y las otras dos restantes con monitores Kimoto Tipo 332-TW en Cushurupampa (NO de la Fundicion) y Huanchan (SE de la Fundicion), respectivamente.

                  La Estacion Meteorologica del complejo metalurgico data desde el ano 1925, la misma que registra parametros como: direccion y velocidad de vientos, precipitaciones pluviales, temperatura ambiental-humedad relativa y presion barometrica. Los resultados obtenidos no son de uso exclusivo de la Empresa, sino que se comparten mediante informacion continua pre-establecida, con el organismo ofi-

PAMA COMPLEJO METALURGICO - LA OROYA              Capitulo II          Pag    12
--------------------------------------------------------------------------------

cial de meteorologia del pais, formando parte de la red de estaciones del Servicio Nacional de Meteorologia e Hidrologia - SENAMHI, bajo cuyos lineamientos se opera.

a)    Direccion y Velocidad del Viento

      La informacion correspondiente se registra en el diagrama 2.1.3/1 y tabla 2.1.3/1 del analisis de tales datos destacan caracteristicas relacionadas con la direccion de los vientos. El viento matinal (entre las 7 y 10 a.m.), sopla de norte a sur por el valle del Mantaro, y despues de las 10 am., se invierte de sur a norte. Las rosas de viento, (Diagramas Nos. 2.1.3/1, 2.1.3/2 y 2.1.3/2A) para las dos estaciones urbanas muestran con claridad la ausencia de vientos predominantes; las direcciones registradas forman practicamente las rosas de viento completas, lo que significa que la generacion de los vientos y su recorrido ocurren en todas las direcciones posibles.

      Relacionando este fenomeno con la distribucion de contaminantes, en una primera aproximacion, resulta facil comprender que no existen zonas continuamente expuestas sino que la difusion se dinamiza segun las circunstancias dominantes particulares y tienden mas bien a estabilizarse sobre la estrecha cuenca del Mantaro - Yauli.

      En las tablas y diagramas que muestran los promedios de velocidades, se aprecian vientos por debajo de 2 m/s, que para la contaminacion atmosferica se consideran poco favorables, pues no permiten las "barridas" de aire deseables.

      Excepcionalmente en la rosa de viento de la Estacion Huanchan (Diagrama 2.1.3/1) se aprecia que los vientos van hacia el Sur-Oeste (rio abajo de las aguas del Mantaro), lo que resulta favorable a su difusion.

      Un aspecto importante que merece atencion en los fenomenos micro-meteorologicos y mas directamente relacionados a vientos, es la influencia de la orografia de la zona. El comportamiento de los vientos en la atmosfera de La Oroya parece ser condicionada en gran medida por la abrupta orografia que limita las zonas industrial y urbana.

b)    Precipitaciones

      El mes mas lluvioso es enero y el de menos precipitacion julio (106,5 mm H20 y 0,0 mm H20 respectivamente). Normalmente las precipitaciones (liquidas como lluvia o solidas como nieve) en zonas de contaminacion atmosferica se consideran beneficas porque "lavan" el aire ambiental. Sin embargo, en el caso de La Oroya se le relaciona con un efecto negativo, pues constituyen una fuente adicional de contaminacion al Rio Mantaro, porque esa accion de "lavado" ocurre sobre superficies que han acumulado contaminantes a traves del tiempo y que son disueltos y arrastrados hacia los rios receptores Yauli y Mantaro.

PAMA COMPLEJO METALURGICO - LA OROYA              Capitulo II          Pag    13
--------------------------------------------------------------------------------

      Se cuenta con la estacion de la Fundicion, y la sub-estacion de Mayupampa para las mediciones pluviales. Los valores promedio anual senalan 568,10 mm de agua para la estacion Fundicion en un periodo de 72 anos y de 563,70 para la de Mayupampa en un periodo de 39 anos (Tabla 2.1.3/2).

c)    Temperaturas y Humedades Relativas

      La temperatura en La Oroya y alrededores oscila con marcada diferencia (tabla No. 2.1.3/3 y diagrama 2.1.3/3), llegando a la maxima temperatura (26 degrees C) en el mes de diciembre y la minima (-4 degrees C) en mayo. En cuanto a la humedad relativa tambien es muy variada, oscilando desde 5% en los meses de julio-setiembre, hasta 72% en los meses de enero-marzo. Estos datos que no corresponden a las condiciones meteorologicas locales normales, en conjunto, generan condiciones meteorologicas contradictorias que aumentan o reducen los efectos de la contaminacion ambiental.

d)    Presiones Barometricas

      En la Estacion de la Fundicion se miden tambien las presiones barometricas expresadas en KPa (kilo pascales), cuyos valores promedio mensuales horaria se condensan en la Tabla 2.1.3/4. Estos valores, son fundamentales para los calculos de dispersion de las emisiones. En cuanto a promedios mensuales, la presion maxima sucede en el mes de octubre y la minima en diciembre (66,14 KPa y 65,14 KPa respectivamente), siendo la variacion minima.


2.1.4 Aire

      El aire del ambiente circundante al Complejo Metalurgico La Oroya ha sufrido alteraciones en su calidad a consecuencia de las emisiones gaseosas y material particulado propio de las operaciones metalurgicas.

      Se tiene 5 estaciones de monitoreo, ubicadas en diferentes puntos de las zonas perifericas de la fundicion (tabla 2.1.4/1), habiendose determinado y evaluado los contaminantes respecto a la calidad del aire ambiental. Los contaminantes evaluados comprenden a los gases sulfurosos expresados en SO2, los materiales particulados en suspension (MPS) y contenidos metalicos (As y Pb).

      Los resultados del monitoreo en las cinco estaciones, se muestran en las Tablas 2.1.4/2, 2.l.4/2A, 2.1.4/3 y 2.l.4/3A y ademas se detalla en la tabla 7.2.4/1 del Capitulo 7, la descripcion de las estaciones de monitoreo en el area circundante del complejo.

      A continuacion se indican los valores de la calidad del aire del monitoreo por parte de la Empresa versus los niveles maximos permisibles.

PAMA COMPLEJO METALURGICO - LA OROYA              Capitulo II          Pag    14
--------------------------------------------------------------------------------

                             CALIDAD DEL AIRE AMBIENTAL     NIVELES MAXIMOS
                              CIRCUNDANTE AL COMPLEJO       PERMISIBLES RM-
PARAMETRO       UNIDAD      (5 ESTACIONES DE  MONITOREO)     315-96-EM/VMM

                 ppm
SO2        Media aritmetica    De 0,06     a     0,24(*)           0,20
                diaria

               Mu g/m3
Pb        Media aritmetica     De 0,07     a     2,94(*)           0,50
                anual

As              mu g/m3
          Media arjunetica     De 0,1      a     1,7(*)            6,00
                diaria

               mu g/m3
MPS       Media artitmetica    De 86,0     a    294,0(*)            350
               diaria


(*) Generalmente los valores mas altos arrojan cuando se presenta las inversiones termicas.

Materiales Particulados en Suspension (MPS)

La evaluacion de los contaminantes particulados se efectua por dos metodos independientes uno del otro, pero en las mismas estaciones de muestreo, de modo que es interesante referirlos comparativamente.

En un caso, los monitores Kimoto tipo 331- TW, son capaces de evaluar los MPS igual que los equipos de alto volumen (Hi-Vol). Sin embargo, existe la diferencia fundamental de que los Hi-Vol manejan volumenes muy altos de aire de donde se filtran los MPS totales, de manera integral en periodos de 24 horas continuas o mas; en cambio, en los muestreadores de cinta, el muestreo es secuencial (cada 3 minutos) y en consecuencia pueden obtenerse valores maxirnos, minimos y promedios.

Algo mas importante aun es que en el metodo de la cinta o mancha de papel, las particulas evaluadas son unicamente la fraccion de dimensiones menores a 10 micras, conocidas como PM10. Es decir que del total de particulas flotantes del aire, el equipo es capaz de discriminar (mediante un sistema de cicloneo) las porciones de PM10, llamadas tambien respirables, que por esa razon tienen mayor valor respecto a la salud publica.

Los Hi-Vol como ya se dijo, colectan todos los materiales no sedimentables, entre los cuales abundan las particulas mayores a 10 micras. Estas diferencias conceptuales y de operacion explican a su vez, las diferencias en los valores hallados.

Contenidos Metalicos en los MPS

Tanto en muestras de MPS captadas por la cinta de papel o por el metodo Hi-Vol se hacen determinaciones para detectar tres elementos quimicos contaminantes (As, Pb y Cd), presentes en los materiales procesados. Estas determinaciones se efectuan mediante marchas analiticas de laboratorio en compositos mensuales representativos.

PAMA COMPLEJO METALURGICO - LA OROYA              Capitulo II          Pag    15
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2.1.5 Geologia y Sismicidad - La Oroya

      a)    Geologia

            Las rocas mas antiguas que afloran en el ambito de La Oroya son las pertenecientes al Grupo Pucara de edad Triasico-Jurasico, compuestas principalmente por calizas gris claro a blanco que deben estar sobreyaciendo a las rocas del Grupo Mitu de edad Permica. Tambien estan presentes rocas del Grupo Goyllarisquizga, compuestas de areniscas y lutitas rojas, capas de calizas, interestratificadas con capas basalticas o diabasas. Sobreyaciendo a estas rocas se encuentra el Grupo Machay, compuesta de calizas gris azuladas y bituminosas de la formacion Pariatambo y las calizas claras, lutaceas, margosas y fosfatadas de la formacion Chulec.

            Al Sur de La Oroya se encuentran afloramientos correspondiente a las Capas Rojas de edad Terciaria; cubriendo a estos afloramientos se tienen una serie de depositos cuaternarios, habiendose distinguido los siguientes:

            o     Depositos Aluviales

                  Estos depositos irregulares se encuentran en los rios Mantaro y Yauli formando terrazas de diferente edad y dimensiones dentro del Cuaternario. La Fundicion de La Oroya y las Refinerias de Huaymanta, se encuentran asentadas sobre este tipo de depositos. Las dimensiones de los fragmentos varian entre bloques, gravas, gravillas y algo de arena. La composicion de estos materiales es variada.

            o     Depositos Fluvioglaciares

                  Este tipo de deposito se encuentra en las partes altas como restos de antiguos glaciares, en muchos casos solo quedan remanentes de antiguos depositos grandes.

            o     Depositos Coluviales

                  Estos depositos se encuentran formando los taludes de las escarpas rocosas que se han formado por erosion de las rocas. Son depositos pequenos e irregulares.

            o     Depositos Eluviales

                  En algunas partes es posible encontrar rocas que se estan transformando a suelos y son pequenos depositos que estan dando origen a suelos.

            b)    Plegamiento y Fallamiento

                  Las rocas adyacentes al curso del rio Mantaro se encuentran fuertemente plegadas con buzamientos proximos a la vertical y en algunos casos se han dislocado formando fallas regionales. Hacia el Suroeste y Noreste del rio, el plegamiento se suaviza formando anticlinales y sinclinales amplios.

PAMA COMPLEJO METALURGICO - LA OROYA              Capitulo II          Pag    16
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            c)    Geomorfologia

                  En el ambito circundante al Complejo Metalurgico La Oroya, se pueden distinguir algunas caracteristicas geomorfologicas, tales como: el rio Mantaro con algunos tributarios como el rio Yauli, Shincamachay, Huashango (Paccha), Pacchapata (La Oroya Antigua), rio Seco y algunas otras quebradas menores que han excavado su cauces en rocas calcareas, areniscas, lutitas, etc. de las diferentes formaciones rocosas. En las partes altas se puede distinguir remaentes de la superficie puna inicial.

                  Sobre los cauces antiguos de los rios Mantaro y Yauli principalmente, se aprecian terrazas fluviales y en algunos lugares depositos de precipitacion quimica (travertinos) tales como, los depositos de Sacco-Tambo, Shincamachay, confluencia del rio Tishgo y Mantaro y otros mas pequenos como en La Oroya Antigua (cubierta por la poblacion).

                  La altitud varia, dentro del ambito de La Oroya, entre los 3 600 y 4 600 m.s.n.m., ubicandose la Fundicion y Refinerias a una altura promedio de 3 750 m.s.n.m.

                  Tambien son muy claras las formaciones actuales de carcavas (grietas de erosion), producidas por las lluvias acidas en los alrededores de La Oroya, sobre la superficie del suelo que ha quedado sin proteccion vegetal natural (ichu). Este efecto erosivo es intenso en los alrededores de la Fundicion y disminuye paulatinamente conforme se aleja de este centro.

            d)    Area Sismica

                  Desde el punto de vista Tectonica, el Complejo Metalurgico La Oroya se encuentra localizado en la Zona 1 (Reglamento Nacional de Construcciones) que corresponde a una zona de alta sismicidad, indicando esta que para las construcciones se debe tener en cuenta los parametros antisismicos que indica el Reglamento entre otros y que los edificios deben ser principalmente de dos pisos o menos.

      2.1.6 Evaluacion de Suelos

            Es de enorme importancia el estudio y la evaluacion de estos recursos naturales, los cuales son estudiados en sus aspectos fisicos, quimicos y biologicos. Los estudios se hicieron sobre muestras tomadas en las zonas afectadas, asi como de las zonas aledanas.

            Los resultados de los analisis mostrados en la Tabla 2.1.6/1, indican que se trata de suelos empobrecidos estando sin cobertura vegetal. No hay presencia de nitrogeno (por falta de vegetacion), asi mismo carecen de calcio; en su mayoria son suelos ligeramente acidos debido precisamente a la remocion del calcio por efecto de las precipitaciones pluviales sobre suelos pobres en vegetacion y al efecto adverso de los humos de la Fundicion.

PAMA COMPLEJO METALURGICO - LA OROYA              Capitulo II          Pag    17
--------------------------------------------------------------------------------

            En las muestras tomadas en la zona de La Oroya Antigua, frente aal complejo metalurgico los resultados del analisis indican la presencia de carbonato de calcio en gran porcentaje, lo cual se deberia a la disgregacion que sufren las rocas calizas que coronan el cerro en su parte alta. Asi mismo, su pH tambien es ligeramente alcalino y su textura es de un terreno que difiere de los suelos del sector Huaynacancha que son aridos y arenosos.

2.2   Ambiente Biologico

      2.2.1 Caracterizacion

            La Bioregion de la Serrania Esteparia, abarca desde el Departamento de La Libertad hasta el norte de Chile y en la vertiente Occidental de los Andes, entre los 1 000 y 3 800 m.s.n.m. con una interesante formacion ecologica caracterizada por factores climatologicos, edaficos, floristicos y faunisticos propios. Toma el nombre de serrania esteparia por la formacion vegetal mas sobresaliente. Presenta un clima muy diferente al desierto costero y al de la Puna, con los cuales limita al Oeste y Este respectivamente. (Diagrama 2.2.1/1).

            a)    Ecosistema Terrestre

                  Caracterizado por la presencia de una vegetacion que forma una estepa de gramineas, comunidades de Lupinus, algunas plantas herbaceas de los Generos Baccharis, Polylepis, Buddelia, Alnus asociadas con gramineas como: Stipa ichu, Stipa bhrachyphylla, Calamagrostis vicunarum, Calamagrostis antoniana y Festuca heterophylla que constituyen los pastos naturales. (Diagrama 2.2.1/2).

                  En la Serrania Esteparia las intensas y desordenadas practicas ganaderas, destruyen la vegetacion silvestre impidiendo la regeneracion natural y ocasionando la erosion de los suelos.

                  La principal causa de la desaparicion de las especies en esta zona, tanto de la flora como la fauna silvestre y especialmente las endemicas que presentan distribucion restringida, es la destruccion del habitat, por la perdida de la vegetacion natural.

                  La fauna esta representada por la Vizcacha (Lagidium puna). La fauna de esta zona esta altamente influenciada por elementos de la Puna, llegando las especies de la serrania esteparia a su limite superior de distribucion. Entre la Avifauna podemos destacar la presencia de la "tortolita peruana" (Euphelia cruziana), los picaflores (Myrtis fanny) y (Thaumastura cora) el "negro" (Dives warszewiezi) el "tordo negro" (Molothrus bonariensis) el "chisco" (Mimus longicaudatus).
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            b)    Ecosistema Acuatico

                  Los rios de las vertientes occidentales son de aguas rapidas y torrentosas, disminuyendo la temperatura de los mismos con la altura, lo que trae como consecuencia una interesante zonacion de habitats acuaticos, entre los que podemos mencionar. Lechos de rio con corriente, arroyos andinos, barrancos de tierra y piedras, orillas desnudas con piedra, orillas rocosas, orillas de rio con vegetacion baja.

                  Entre las aves mas caracteristicas de este ecosistema mencionaremos al "Pato de los torrentes" (Merganetta armata) y al "Mirlo acuatico" (Cinclus lencocephalus) prefiriendo los rios, arroyos de aguas cristalinas y de corriente rapida.

                  Entre los anfibios son frecuentes: el "Sapo comun" (Bufo spinolusus), asi mismo especies como (Telematobius jelskii) y (Telematobius runac).

                  Los peces nativos han sido poco estudiados, pero podemos mencionar a la "Chalwa" (Oretias spp.) y las introducidas como la trucha (Salmo spp).

      2.2.2 Ecosistemas - Complejo Metalurgico La Oroya y su entorno

            El Complejo Metalurgico esta ubicado en la quebrada que forma la cuenca de los rios Mantaro y Yauli a 3 750 m.s.n.m.

            Los centros poblados y las zonas de cultivo se encuentran proximos a las cuencas de los rios Yauli y Tishgo.

            Se hace una descripcion de los ecosistemas terrestre y acuatico en un radio de 10 Km haciendo centro en la chimenea principal de la Fundicion.

            a)    Ecosistema Terrestre

                  El Complejo Metalurgico La Oroya, se encuentra ubicado dentro de los valles mesoandinos, con una superficie total de 9
                  209.83 Ha, las que se encuentran distribuidas de la siguiente manera:

                  1. Seis concesiones mineras no metalicas  : 4 500.00 Ha
                  2. Nueve predios rusticos                 : 2 669.83 Ha
                  3. Tres canteras                          : 2 040.00 Ha

                  Geograficamente el complejo ocupa la parte occidental de los Andes de la zona central entre los 3 700 y 3 800 m.s.n.m. y esta aledana a las haciendas y comunidades siguientes:

                  - Hacienda Antahuaro    - Comunidad Oroya Antigua
                  - Hacienda Tallapuquio  - Comunidad Huaynacancha
                  - Hacienda Huaymanta    - Comunidad de Huari
                  - Hacienda Quiulla

                  El relieve topografico es accidentado con laderas fuertes y suelos acidos con tonos rojizos o pardos. Asi mismo se encuentran suelos poco fertiles (combisoles districos) y eutricos (fertiles)
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                  La flora propios de la zona adyacente al Complejo Metalurgico se viene dando en forma espontanea, en la Tabla 2.2.2/1 podemos observar el analisis quimico de las plantas. (Foto 2.2.2/1).

                  A 10 Km al norte de La Oroya se encuentra Casaracra. Este lugar esta constituido por gramineas y herbaceas de habitos perennes que son dominantes como la Festuca heterophylla y la Stipa ichu. Debido al pastoreo prolifera la "Choca" (Chuquiragua huamanpinta), el "Caqui Caqui" (Adesmia spinosisima) y algunas cactaceas. (Foto 2.2.2/2); la fauna del lugar son ovinos y vacunos. Las aves son muy escasas entre las que podemos mencionar a la "Gaviota de la puna" (Lorus serranus).

                  En todo este recorrido se ha podido observar especies arbustivas solo por actividad de repoblacion forestal tales como el colle (Buddleia coriacea) el Polylepis racemora. Tambien se ha identificado a la retama y el maguey (Agave americana).

                  Al Sur de La Oroya y bordeando el rio Mantaro y en un radio de 7 Km. no se observa vegetacion tipica de la region a excepcion del Stipa ichu y en forma muy escasa debido a la accion de los humos de la Fundicion. A partir de esta zona se comienza a observar vegetacion mas tupida asi como en la parte alta y del talud del rio, gramineas como la Festuca sp y la Stupa ichu. Asimismo algunas especies como Quishuar y algunas cactaceas propias de la zona. (Foto 2.2.2/3).

                  En la parte alta, al Oeste de La Oroya (aproximadamente a 4 000 m.s.n.m.) se observa directamente el efecto de los humos de la fundicion sobre el ecosistema. Se ha calculado un area de 3 829 Has aun pendiente por recuperarse, se ve claramente los efectos sobre el suelo (Foto 2.2.2/4).

                  En la parte media del valle de Huaynacancha existe una pequena laguna formada por los deshielos y lluvias donde toman agua algunas vicunas y se aposentan aves como la "Huallata" o "Washwa" y en forma muy escasa especies de vegetacion almohadilla y gramineas.

                  A 10 kms a la redonda del complejo, se puede comprobar la existencia forestal frente a la residencia de empleados (Hotel
                  Inca), de las oficinas generales del complejo y en las poblaciones aledanas con especies como el Colle, Quinhual, Cipres, Quishuar, etc., propios de la zona.

            b)    Ecosistema Acuatico

                  Ambiente Lotico: Rio Tishgo, rio Mantaro y rio Yauli.

                  El rio Tishgo se une al rio Mantaro a la altura de la Hacienda Casaracra y sus agua son utilizadas, previo tratamiento para uso domestico y hace algun tiempo, utilizadas en acuicultura de la "Trucha arco iris", no se han reportado especies de peces en otros organismos acuaticos. La vegetacion riberena esta formada principalmente por gramineas.
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                  El rio Mantaro que discurre de Norte a Sur, trae en su
                  recorrido altas concentraciones de contaminantes y que a su paso por La Oroya recibe el aporte de los efluentes de la Refinerias de Cobre y Plomo a traves del Rio Yauli que trae algunos contaminantes como residuos de relaves. El efluente de agua de granulacion de escorias de cobre y plomo, del canal principal No. 2 de Fundicion de Cobre y Plomo, de las soluciones de la Planta Electrolitica de Zinc, del canal principal No. 1, del canal paralelo del punto 135 y del efluente de las pozas de ferrita de Zinc.

                  En los rios receptores Yauli y Mantaro, no se ha observado organismos representativos de flora y fauna excepto la "gaviota de la puna" (Lorus serranus) y la Huallata.

                  En la Tabla No. 2.2.2/2 se presenta los valores del monitoreo de los rios Tishgo, Yauli y Mantaro.

                  Como se puede apreciar los rios Yauli y Mantaro estan contaminados con plomo en concentraciones mayores que el Limite Maximo Permisible, el cadmio considerado como uno de los elementos mas peligrosos tambien se reporta en el Rio Mantaro. El fierro aumenta su concentracion en el Mantaro a su paso por la fundicion y el manganeso aumenta 5 veces su concentracion. Tambien se encuentra presente el arsenico; ademas, ambos rios reciben emisiones domesticas de toda la poblacion.

      2.3.  Ambiente Socio Economico

            El Complejo Metalurgico La Oroya contribuye al bienestar y desarrollo socio-economico del pais y en particular de la region central, mediante la produccion de metales refinados de alta calidad y sub-productos requeridos en la industria nacional en primer lugar y dando atencion al mercado externo.

            2.3.1 Descripcion del Componente Socio-Economico

                  a) Ubicacion y descripcion del Complejo Metalurgico La Oroya como Asentamiento Minero y los Asentamientos Humanos de su entorno

                        Las instalaciones del Complejo Metalurgico La Oroya se ubican en la Ciudad de La Oroya.

                        Los principales centros poblados del entorno cercano son:

                        En la via que conecta con Huancayo: La Comunidad de Huari, Hacienda Quiulla

                        En la via a Lima: La Comunidad de Huaynacancha.

                        En la via de Salida a Tarma estan: La Hacienda Antahuaro, y despues de Paccha la zona de Casaracra.
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                En la ruta Oroya - Cerro de Pasco existe 8 poblados mas.

                Los principales indices demograficos comparados se dan en la Tabla siguiente.

                Principales Indicadores Demograficos - La Oroya


                           Dpto.      Prov.                 Distritos:
                                                --------------------------------
Indicadores                Junin      Yauli     La Oroya     Paccha    Sta. Rosa
                                                                         Sacco
----------------------   --------    -------    --------     ------    ---------
Poblacion Total (miles   1 093,0       67,7       30,9         2,2       12,5
habitantes) 1993

Tasa crec. 81-93            1,7        -1,4       -1,4        -0,8        3,2

% Poblacion rural          36,0         9,0        2,0        32,7        0,5

Tasa analfabetismo         13,4         9,1        9,1         5,2        6,1
(% l5 anos y+)

Tasa mort. Infantil        63,0        56,8
(x 1 000)

PEA 15 anos a mas          50,5        48,7       49,3        45,9       43,1

Tasa Depen Econo.         242,6       266.5      251,8       302,9      304,6


FUENTE: INEI Censo poblacional y vivienda 1993 Departamento Junin y datos Centromin. Mapa de Necesidades Basicas Insatisfechas de los Hogares. INEI 1995.

            Vemos que entre el Distrito de La Oroya y Santa Rosa de Sacco absorben el 64,1% de la poblacion de la Provincia de Yauli; y ambos son Distritos altamente urbanizados.

            En lo que se refiere a los trabajadores de la Empresa, encontramos que el 92% son casados y proceden en su mayoria de la zona central del Pais: 79% de Junin, 5% de Cerro de Pasco, 5% de Huancavelica y 11% de otros.

            El 33% de trabajadores tienen de 1 a 3 hijos y un 40% de 4 a 5 hijos. Ademas el 90,4% de las esposas de trabajadores viven en La Oroya. De los 3 215 trabajadores dependen economicamente 13 728 personas. El 43% de los trabajadores tienen entre 31 y 45 anos y un 32% mas de 46 anos. El 63% de trabajadores tienen instruccion secundaria.

            Por otra parte debemos senalar que el crecimiento demografico de La Oroya sigue mostrando una tasa negativa respecto a 1981. La disminucion de la poblacion de La Oroya en el periodo 81-93 (-1.4)
            se debe esencialmente a las politicas de Racionalizacion de Personal que Centrormin implemento en la epoca de crisis de la mineria y en el proceso previo a la privatizacion.
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            En el diagrama 2.3.1/1 se muestra el croquis de las instalaciones de
            CMP en la Oroya.

            A continuacion se muestran los sectores habitados por los trabajadores de Centromin Peru y particulares.

------------------------------      ---------------------------------------
      Sectores Centromin            Sectores Particulares
------------------------------      ---------------------------------------
                                    PP.JJ.9 de Octubre
                                    AA.HH Alto Marcavalle
            Marcavalle              PP.JJ. Tupac Amaru
                                    PP.JJ. Santa Anita
                                    PP.JJ. Las Brisas
------------------------------      ---------------------------------------
                                    AA.HH. San Pablo II
            Buenos Aires            AA.HH. San Vicente de Paul
                                    AA.HH. Micaela Bastidas
                                    AA.HH. Santa Rosa
------------------------------      ---------------------------------------
            Huaymanta               Asociacion de vivienda "Victoria Peru"
------------------------------      ---------------------------------------
                                    AA.HH. Tayapuquio
                                    AA.HH. Leoncio Prado
            Los Plomos              AA.HH. Enafer
                                    AA.HH. Ramiro Priale
                                    AA.HH. Victor R. Haya de la Torre
------------------------------      ---------------------------------------
            Calle Lima              Barrio San Juan
------------------------------      ---------------------------------------
             Alto Peru              AA.HH. Las Mercedes
                                    AA.HH. Norman King
------------------------------      ---------------------------------------

            En el sector de la calle Lima que es la principal de este sector, agrupa viviendas de obreros y empleados de Centromin, gran cantidad de comercios muchos de ellos en kioscos y ambulantes. En este sector hay un pequeno mercado.

            En el sector de Alto Marcavalle (Foto 2.3.1/2) en el Cerro de Yantacancha que pertenece al Distrito de Santa Rosa de Sacco se produce un fenomeno que tipifica el proceso de urbanizacion de los cinturones poblacionales del entorno de la ciudad de La Oroya y esta constituido por los AA.HH. Tambo del Sol (Villa Sol), Muruhuay, Maria Concepcion y Tacarpana. Estos cuatro presentan caracteristicas semejantes y colindan unos a otros teniendo servicios comunes como una Antena Parabolica, una Radio-Emisora (Super A.M.) y un Estadio.

            El AA. HH. mas grande es "Tambo del Sol"; el 90% de los habitantes son trabajadores de Centromin, propietarios de lotes de 200 m2 con casa de 2 pisos de adobe, con huertas y crianza de animales. Cuenta con 130 familias y todos los terrenos estan ocupados. Los pobladores para poder obtener los terrenos se constituyeron en Nuevos Comuneros integrados a la Comunidad Santa Rosa de Sacco proceso que empezo en 1981. (Foto 2.3.1/3).
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                  Urbanizacion Curipata

                  A 11 km de La Oroya en la ruta hacia Lima se encuentra el proyecto de viviendas Urb. Curipata patrocinado por Centromin para sus trabajadores. Se situa al lado de la carretera en una zona plana y bien planificada (proyecto de Postas, Estadio, Colegio, Iglesia, Mercado, etc.). (Foto 2.3.1/4).

                  En cuanto al Complejo Metalurgico de La Oroya sus instalaciones productivas se encuentran ubicadas en una zona mas o menos amplia (Ver Diagramas 2.3.1/1 y 2.3.1/2). Asi:

                  En la ruta hacia Lima a lo largo de la Carretera Central y el Rio Yauli en el sector Huaymanta estan situados una Bodega, la Planta de Alambron de Cobre, la Refineria de Cobre y Plomo.

                  En la ruta hacia Tarma se ubica el Club y el Hotel "Inca" la Central Hidroelectrica de La Oroya, el sector de Chulec con el Hospital y el Colegio Mayupampa.

                  A lo largo de la Av. Horacio Zevallos estan ubicados:

                  o El canal de TV de Centromin Peru S.A., RR.PP., el Hotel Junin, las oficinas de recursos Humanos Sierra y Relaciones Industriales y al final de la Av. Horacio Zevallos frente a La Oroya Antigua (al otros margen del rio Mantaro) esta la Fundicion de Cobre, Fundicion de Plomo, Refinerias de Zinc, El area de Capacitacion, Seguridad, Medicina Ocupacional, asi como la Gerencia Central de Operaciones. (Foto 2.3.1/5)

            b)    Actividad Economica de La Oroya y su entorno

                  La ciudad de La Oroya esta rodeada por zonas agricolas, ganaderas y mineras de la Sierra Central caracterizadas por sus explotaciones agricolas medianas, orientadas hacia el abastecimiento de los mercados de Huancayo, Tarma y Chanchamayo, productos alimenticios como la carne de la zona de Junin; verduras, papas, legumbres de la zona de Tarma y del Valle del Mantaro; frutas y cafe de la region de Chanchamayo;. insumos industriales de origen pecuario (lana); materias primas minerales (esencialmente Cobre, Plomo, Zinc y Plata) para el mercado nacional y externo, provenientes de Centromin (Morococha, Casapalca, San Cristobal, Yauricocha, Cobriza y Andaychagua).

                  La Oroya es tambien punto de retorno para abastecer de alimentos (abarrotes) y productos finales de vestir, mobiliario, etc. a toda la zona de la Sierra y Selva Central.

                  Hacia la zona de Tarma, Huancayo y Junin encontramos una serie de pequenas poblaciones (generalmente estancias o poblados correspondientes a Comunidades Campesinas) ubicadas en las inmediaciones de la Carretera Central las que deben su existencia principalmente a las actividades ganaderas y agricolas a pequena escala (autoconsumo, vendiendo lo poco excedente) y pequenos servicios orientados al transporte (restaurantes, mecanicas, etc.). Sin em-
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                  bargo, pese a su cercania de La Oroya, su relacion se reduce a la comercializacion de sus productos en las dos ferias semanales de esta ciudad, ya que la mayoria de los productos alimenticios acabados (abarrotes) proceden de la ciudad de Lima. (Foto 2.3.1/6).

                  Las actividades artesanales propias del lugar son practicamente inexistentes, pues, como hemos visto el porcentaje de la poblacion dedicada a la actividad metalurgica y junto con sus familiares dependientes constituye el 34,1% de la PEA de la Ciudad, existe un 51,9% de la PEA estable repartida entre el comercio y servicios de diferente indole entre los que se cuentan a los empleados de la Instituciones Publicas y privadas. Todos los cuales si bien dependen directa
                  o indirectamente de la actividad de la Empresa constituyen rubros diferentes. Un ejemplo que demuestra esta dependencia, es el hecho que las ferias semanales y quincenales realizados en La Oroya y Santa Rosa de Sacco coinciden con los dias de Pago de la Planilla Diaria de los trabajadores.

                  En lo que se refiere al sector comercial, se han encontrado 987 establecimientos entre formales e informales, de los cuales el 59,9% pertenecen al rubro alimentos (abarrotes, verduras, etc.), 6,9% a vestido y calzado y en menor medida a enseres domesticos y artefactos electricos.

                  El 74,8% de las empresas comerciales son de tipo familiar que involucran a mas de dos miembros de la familia.

                  En el sector de servicios se han registrado 228 establecimientos de los cuales el 31,1% son restaurantes formales y el 8,3% son vendedores informales de comida, y existe 29 Mecanicas y Factorias dedicadas a prestar servicio a los transportistas.

                  El sector industrial de la ciudad de La Oroya, esta conformado por 83 establecimientos de los cuales el 36,3% son lugares de expendio de bebidas alcoholicas, siguiendo en importancia los rubros de confecciones y panaderia con el 15,6%, la fabricacion de muebles con el 21,6%. Tambien existe una embotelladora y fabricas de cal y yeso.

                  El 15,9% de los trabajadores de Centromin realizan actividades economicas complementarias: 5,9% se dedican al comercio, 9,2% a servicios (albanileria, gasfiteria, mecanica) y 0,78% a otros. Un 13,6% de esposas de trabajadores se dedican a otra actividad economica aparte de las actividades de ama de casa (mayormente se dedican al comercio 8,5%, y lo hacen en la Oroya).

                  Dada la importancia que ha adquirido la Ciudad de La Oroya en los ultimos anos en ella vienen funcionando distintas Instituciones Gubernamentales, Municipales y Privadas y varias ONG.

                  Existen 35 Instituciones entre Publicas y Privadas.

                  En cuanto a empresas privadas de servicios publicos estan: La Telefonica del Peru, Correos, Bancos, Servicios de Transporte
                  y Emisoras Radiales locales.
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                  bargo, pese a su cercania de La Oroya, su relacion se reduce a la comercializacion de sus productos en las dos ferias semanales de esta ciudad, ya que la mayoria de los productos alimenticios acabados (abarrotes) proceden de la ciudad de Lima. (Foto 2.3.1/6).

                  Las actividades artesanales propias del lugar son practicamente inexistentes, pues, como hemos visto el porcentaje de la poblacion dedicada a la actividad metalurgica y junto con sus familiares dependientes constituye el 34,1% de la PEA de la Ciudad, existe un 51,9% de la PEA estable repartida entre el comercio y servicios de diferente indole entre los que se cuentan a los empleados de la Instituciones Publicas y privadas. Todos los cuales si bien dependen directa
                  o indirectamente de la actividad de la Empresa constituyen rubros diferentes. Un ejemplo que demuestra esta dependencia, es el hecho que las ferias semanales y quincenales realizados en La Oroya y Santa Rosa de Sacco coinciden con los dias de Pago de la Planilla Diaria de los trabajadores.

                  En lo que se refiere al sector comercial, se han encontrado 987 establecmientos entre formales e informales, de los cuales el 59,9% pertenecen al rubro alimentos (abarrotes, verduras, etc.). 6,9% a vestido y calzado y en menor medida a enseres domesticos y artefactos electricos.

                  El 74,8% de las empresas comerciales son de tipo familiar que involucran a mas de dos miembros de la familia.

                  En el sector de servicios se han registrado 228 establecimientos de los cuales el 3 1,1% son restaurantes formales y el 8,3% son vendedores informales de comida, y existe 29 Mecanicas y Factorias dedicadas a prestar servicio a los transportistas.

                  El sector industrial de la ciudad de La Oroya, esta conformado por 83 establecimientos de los cuales el 36,3% son lugares de expendio de bebidas alcoholicas, siguiendo en importancia los rubros de confecciones y panaderia con el 15,6%, la fabricacion de muebles con el 21,6%. Tambien existe una embotelladora y fabricas de cal y yeso.

                  El 15,9% de los trabajadores de Centromin realizan actividades economicas complementarias: 15,9% se dedican al comercio, 9,2% a servicios (albanileria, gasfiteria, mecanica) y 0,78% a otros. Un 13,6% de esposas de trabajadores se dedican a otra actividad economica aparte de las actividades de ama de casa (mayormente se dedican al comercio 8,5%, y lo hacen en la Oroya).

                  Dada la importancia que ha adquirido la Ciudad de La Oroya en los ultimos anos en ella vienen funcionando distintas Instituciones Gubernamentales, Municipales y Privadas y varias ONG.

                  Existen 35 Instituciones entre Publicas y Privadas.

                  En cuanto a empresas privadas de servicios publicos estan: La Telefonica del Peru, Correos, Bancos, Servicios de Transporte y Emisoras Radiales locales.
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                  Existen 4 cooperativas entre las que se encuentran la
                  "Cooperativa de Ahorro y Credito CENTROMIN Coop 299".

                  Aparte de esto La Oroya tiene ocho comedores populares con organizaciones de base integradas por mujeres de bajos recursos economicos y 18 Clubes de Madres participan en:
                  Programa de Vaso de Leche, PANFAR.

            c)    Infraestructura habitacional y de Servicios Basicos - La Oroya

                  o     Infraestructura Habitacional

                        La infraestructura habitacional de La Oroya se divide en dos clases, la primera a cargo de la administracion de Centromin Peru y la segunda a cargo de particulares. Esta ultima, es la que se constituye en una problematica social, por su tugurizacion, construcciones de mala calidad, falta de servicios basicos y otros, situacion que se agrava por las invasiones de las partes altas, lugares de mayor exposicion al impacto de las emisiones gaseosas.

                        La Empresa en La Oroya cuenta con un total de 3 395 viviendas que asigna a sus trabajadores, de las cuales 1 064 (31%) estan en condiciones adecuadas de habitabilidad y 2 331 (69%) en condiciones regulares. Estas viviendas albergan aproximadamente. una poblacion de 15 376 personas con un promedio de 5 a 6 personas por familia.

                        Estas viviendas estan situadas en los siguientes sectores:

                        Tras el Mercado, Calle Lima, Railway, Cantagallo, La Florida, Alto Peru, Plomo 1 piso, Plomo 2 pisos, Huaymanta, Buenos Aires "A", Esmeralda, Santa Rosa, Buenos Aires "B", Huampani, Marcavalle, Tras Estacion.

                        El 83% de los trabajadores viven en casas asignadas por la Empresa (742 en zonas particulares) las que en su mayor parte consta de 2 habitaciones. (Foto 2.3.1/8)

                        En las viviendas ubicadas en blocks y que son departamentos cuenta con los servicios higienicos, lavanderia y duchas en el interior; en cambio en los sectores donde se tiene la construidos blocks de cuartos, los servicios son colectivos: letrinas lavanderia, pozas y duchas. Se observa que el 38% de trabajadores tienen casa propia (el 9,74% en La Oroya); el 27% tienen tereno (el 7,28% en La Oroya). Foto 2.3.1/9.

                        El promedio de viviendas de La Oroya es de 2 pisos y 60 m(2) de area de terreno y 50 m(2) de construccion por piso, son de material noble, en su mayoria con pisos de cemento, ventanas de madera y techos de madera y calamina. Tambien existen casas de adobe, sobre todo en la parte particular de La Oroya Antigua.

                        En total en La Oroya existen 11 256 viviendas. Las condiciones de las viviendas, sobre todo en los sectores: Tras el Mercado, Av. Wilson, Alto Peru Tras Estacion, Railway y los Plomos presentan un alto grado de deterio-

PAMA COMPLEJO METALURGICO - LA OROYA              Capitulo II          Pag    27
--------------------------------------------------------------------------------

                        En cuanto al programa de demolicion de viviendas en estado avanzado de deterioro y tugurizacion, a la fecha se ha demolido la totalidad de viviendas del sector "Club Peruano" (existian 460 viviendas), en este espacio se ha sembrado grass. En la zona de la Fundicion se han demolido practicamente todas las viviendas existentes habiendose dispuesto convenientemente del material de demolicion.

                        La Urbanizacion Curipata patrocinada por Centromin Peru para sus trabajadores orientada a la casa propia y despoblar la zona industrial

                  o     Educacion

                        En materia de educacion, existen dos sistemas de Educacion en La Oroya uno de ellos bajo la administracion de la USE (Unidad de Servicios Educativos Fiscalizados) que tiene a su cargo 09 Colegios Fiscalizados (3 de Educacion Inicial, 4 de Primaria y 2 de Secundaria) de Centromin Peru S.A, los que cuentan con buena infraestuctura, equipamiento y un plantel docente de excelente calidad integrados por 296 trabajadores.

                        Estas unidades gozan de prestigio academico y cuenta con un total de 4 408 alumnos (setiembre de 1996) que representa el 33,5% de la poblacion escolar. (Foto 2.3.1/7). El otro 66,5% de la poblacion escolar lo constituye los 8 744 alumnos que estudian en los 45 centros de educacion, Primaria, Secundaria, Tecnico Ocupacional y Superior del sector publico y privado que constituye el otro sector del sistema educativo de La
                        Oroya: El ADE (Area de Desarrollo Educativo) que cuenta con 450 trabajadores, existiendo tambien Institutos de computacion, enfermeria y educacion.

                        Actualmente los 9 Centros Educativos Fiscalizados (C.E.F.), debido al proceso de privatizacion de CMP S.A., se encuentran en etapa de transferencia al Ministerio de Educacion.

                  o     Salud

                        En lo que respecta a salud, la ciudad de La Oroya, incluyendo a Paccha y Santa Rosa de Sacco cuenta con tres sistemas de atencion de salud.

                        -- EL IPSS (Instituto Peruano de Seguridad Social) que cuenta con un Policlinico orientado mayormente a la atencion de personas de la tercera edad y con un Hospital General Regional que cuenta con 25 medicos de todas las especialidades, 35 enfermeras, 72 camas, servicios de rayos X, analisis y atiende operaciones quirurgicas mayores y menores. Brinda servicios de prevencion y asistencia a los asegurados y sus dependientes en su mayoria son trabajadores de CMP.

                        -- EL Ministerio de Salud que cuenta con tres centros de Salud de precaria infraestructura y equipamiento, que brindan servicios (consultas, operaciones menores, analisis, partos) dirigidos a la poblacion que carece de Seguro Social, los casos de salud que requieren mayor atencion son derivados a Tarma, Huancayo y Lima.

PAMA COMPLEJO METALURGICO - LA OROYA              Capitulo II          Pag    28
--------------------------------------------------------------------------------

                        -- Finalmente Centromin administra el Hospital de Chulec que cuenta con 14 medicos de distintas especialidades, 13 enfermeras, 50 camas y atiende operaciones mayores (16 como promedio mensual) y operaciones menores, rayos X, analisis, ecografias, larascopias, etc. Brinda sus servicios a familiares de trabajadores de la Empresa que no tienen derechos de atencion en el IPSS, ver tabla siguiente:


                       TIPO DE ATENCION POR SUBPOBLACION

                              Ambu-    Hospi-  Examen  Accid. Emer-    Total     %
                             latorio    tal            Trab.  gencia
                             -------   ------  ------  ------ ------  ------   -----
Planilla Administ. Superior   4 515     138     186     33      451    5 323   25,01
P. Mensual Superior           1 749      51      13     30      119    1 962    9,22
Planilla Mensual                957      96       1     31       35     1120    5,26
Planilla Diaria               4 578     370       2     59      153    5 162   24,25
Plan de Becas                   477      24      14      6       83      604    2,84
Familiar Prof.                  425      24                      17      466    2,19
SECOF                           148       4                       3      155    0,73
ENTEL                           185       5                      15      205    0,96
Particular                    4 832     650       3             803    6 288   29,54
TOTAL                        17 866   1 362     219    159    1 679   21 285     100
Porcentaje                    83,94    6,40    1,03   0,75     7,89      100

Fuente: Estudio de Analisis Organizacional "Informe Produccion y Rendimiento del Hospital General Chulec

                        Entre las enfermedades en general mas atendidas en los diferentes Centros de Salud de La Oroya figuran en primer lugar las gastrointestinales, diarreicas e infecciosas con el 50%, siguen las bronquiales en las que influye el clima frio y la contaminacion, siguiendo en menor proporcion enfermedades quisticas, endemicas (hepatitis), parasitarias y reumaticas.

                        Entre las enfermedades laborales, son frecuentes los traumatismos por accidentes de trabajo, las dermatitis arsenicales y el saturnismo (contaminacion por plomo) la cual es objeto de control frecuente. Las neumoconiosis y silicosis son poco frecuentes tal como se observa en la tabla siguiente:

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo II                    Pag 29
--------------------------------------------------------------------------------

           EVALUACION PERIODICAS POR EL CENTRO DE MEDICINA OCUPACIONAL

=======================================================================
                            Trabajadores Trabajadores  Porcentaje de
     Tipos de examenes        Expuestos   Evaluadas     Cobertura (%)
-----------------------------------------------------------------------
Oftalmologico                   5 933       5 701          96.09
-----------------------------------------------------------------------
Por exposicion a polvo de
      silice                    3 773       3 733           100
-----------------------------------------------------------------------
Audiologico                     6 113       6 113           100
-----------------------------------------------------------------------
De control anual, no
      ocupacional                           6 215
-----------------------------------------------------------------------
Por exposicion al Arsenico
1995 - 1.                        165         165            100
-----------------------------------------------------------------------
Por exposicion al Arsenico
1995 -2.                         148         148            100
-----------------------------------------------------------------------
Por exposicion al Cadmio
1995 - 1.                        49          47             100
-----------------------------------------------------------------------
Por exposicion al Cadmio
1995 - 2.                        47          47             100
-----------------------------------------------------------------------
Por exposicion al Plomo
1995 - 1.                       1 067       1 066          99,88
-----------------------------------------------------------------------
                                6 500
=======================================================================

Fuente: Estudio de Analisis Organizacional "Informe Produccion y Rendimiento del Hospital General Chulec.

o     Abastecimiento de Agua Potable

      El agua es proporcianada gratuitamente por Centromin a sus trabajadores Se presentan problemas de poca presion por el uso indiscriminado, agudizado por el deficiente estado del sistema de redes de abastecimiento.

      El sistema de alcantarillado administrado por la Municipalidad, es insatisfactorio en las viviendas inadecuadas ubicadas en La Oroya Antigua, donde se observa un sistema de canalizacion de aguas residuales a traves de canales abiertos o descubiertos caracterizados por sus constantes atoros constituyendo focos de acumulacion de basura y madrigueras de roedores. (Fotos 2.3.1/10 y 2.3.1/11).

      Actualmente las aguas servidas no reciben ningun tratamiento y son descargadas en los rios Mantaro y Yauli respectivamente, solo el 41,6% de las viviendas cuentan con servicios sanitarios adecuados, 4682 viviendas tienen servicios conectados a la red publica, 2758 viviendas cuentan con un pozo ciego, los pobladores de 742 viviendas usan como servicios sanitarios las acequias o canales de regadio y 3 074 viviendas usan los descampados y laderas de los cerros para hacer sus necesidades. biologicas (Foto 2.3.1/12).

      Se cuenta con las fuentes naturales del Rio Tishgo; agua de uso domestico, industrial y para EMSAPA (Empresa Municipal de Agua Potable y Alcantarillado de La Oroya); Cuchimachay: Industrial y para EMSAPA; Rio
      Mantaro: agua Industrial; Pozo Marcavalle: Agua para EMSAPA; Manantial
      Pichjapuquio: Agua para EMSAPA.

      La cantidad de agua suministrada a EMSAPA esta sujeta a cobro a partir de Agosto de 1994 en que se transfirio el dominio total de las fuentes del Pozo Marcavalle y Manantial de Pichjapuquio a EMSAPA, en la misma fecha Centromin comenzo a suministrar agua domestica para que dicha Empresa (EMSAPA) la distribuyera a los sectores: Calle Lima y Av. Haracio

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo II                 Pag 30
--------------------------------------------------------------------------------

      Zevallos, actualmente 5 909 viviendas cuentan con conexiones a la red publica, 4302 viviendas se abastecen en los pilones publicos, 164 viviendas con agua de pozo, 54 la adquieren de los camiones cisternas y 514 la recogen de acequias o manantial.

o     Servicio de Energia Electrica

      La energia electrica, tambien es proporcionada gratuitamente por Centromim a sus trabajadores y esta sujeto a racionamiento que lo restringe de 7:30 am a 10:00 am y 1:30 pm a 4:30 pm.

      El suministro de luz a La Oroya en el sector particular lo proporciona Electro Centro. En cuanto a Centromin, con su red interconectada, proporciona electricidad para su uso industrial y para el uso domestico de la poblacion trabajadora de la Empresa.

o     Tratamiento de desechos y depositos

      Para el tratamiento de los desechos industriales el complejo metalurgico cuenta con 2 hornos crematorios: uno en la Fundicion y otro en la Refineria de Cobre y Plomo.

      En cuanto a los Residuos Solidos domesticos (Basura) no existe ningun tratamiento sanitario y la basura es acumulada por los camiones recolectores del Municipio y de Centromin en el sector de Cochabamba, en la ruta hacia Huancayo a 9 km. de La Oroya.

      La poblacion no colabora con la limpieza y arroja constantemente la basura a la calle, canaletas y a los rios Mantaro y Yauli, no se observa la existencia de recipientes (cilindros o bolsas) para disponer la basura en las calles (Fotos 2.3.1/13 y 2.3.1/13A).

      Frente al area de operaciones de la Fundicion, los pobladores de La Oroya Antigua han originado botaderos de basura a orillas del Rio Mantaro.

      En la zona conocida coma Huanchan en la carretera hacia Huancayo a 3 Kms del complejo, existen los depositos de Ferritas de Zinc y los de escorias de Cobre y Plomo. A 12 kms del complejo en el lugar llamado Malpaso, existe un deposito abandonado de Trioxido de Arsenico y otro en uso por el mismo sector en la zona de la Hacienda Antahuaro (Vado).

o     Tratamiento de la Zona Urbana La Oroya - Vias de Comunicacion

      En lo que respecta a vias de comunicacion, La Oroya cuenta con dos sistemas terrestres (carretero y ferroviario), constituyendose en una ciudad estrategica en la zona de la sierra central, por ser el lugar del cual se bifurca la carretera por un lado a la selva central (Huanuco, Tingo Maria, Pucallpa) via Cerro de Pasco, por otro lado hacia la sierra del Valle del Mantaro (Jauja, Huancayo, Huancavelica) y hacia el valle de Chanchamayo via Tarma. El sistema ferroviario (ENAFER - PERU S.A.), actualmente realiza

PAMA COMPLEJO METALURGICO - LA OROYA              Capitulo II             Pag 31
--------------------------------------------------------------------------------

      solamente servicio de transporte de carga hacia Lima, mientras que el de la Empresa (CMP), transporta carga propia (concentrados, minerales y maquinarias) entre Cerro de Pasco y La Oroya.

      Con relacion al tratamiento de la zona urbana La Oroya se tiene previsto los estudios y ejecucion (Setiembre 1997), de una variante terrestre a la altura del Km. 156 de la Carretera Central, en el lugar conocido como Pachachaca. Esta variante unira directamente Lima con Cerro de Pasco sin pasar por La Oroya.

      El Ministerio de Transportes, Comunicaciones, Vivienda y Construccion, cuenta con el financiamiento respectivo para el Proyecto anteriormente senalado, el cual forma parte de la Rehabilitacion de la Carretera Central entre el Puente Santa Anita (Lima), y Tingo Maria (Huanuco), incluyendo la ruta a La Oroya.

o     Comunicacion radial, televisiva y telefonica

      En lo que concierne a las comunicaciones y recreacion de la poblacion la ciudad de La Oroya cuenta con dos canales de television y una retransmisora. Algunos sectores, como Tambo de Sol, cuenta con antena parabolica.

      Existen 5 emisoras radiales, dos de ellas con alcance a la poblacion de Junin.

      La Empresa Telefonica del Peru ha realizado un plan de expansion y mejoramiento de su Servicio de Discado Directo. Por su parte CMP cuenta con una central privada de comunicaciones telefonicas y de Fax que interconecta todas sus dependencias y campamentos incluidas las oficinas de Lima y Callao.

o     Comedores, recreacion y capacitacion

      Existen en la Ciudad un total de 25 campos deportivos la mayor parte de los cuales, estan en estado regular de mantenimiento. Tambien se encuentra 9 parques infantiles.

      La Oroya carece de areas verdes para recreacion pasiva, sea en forma de parques o plazas. Siendo el antiguo Campo de Golf de La Oroya la unica area de recreacion al aire libre.

      -- Se cuenta con 7 comedores de los cuales la mayor parte da una atencion regular/aceptable.

      -- Ademas la Empresa a traves de su area de Servicio Social promueve programas de Recreacion para los trabajadores y sus familiares con ocasion de los dias festivos.

      La oficina de Servicio Social da cursos de: Planificacion del Ingreso Familiar, Salud preventiva, Manipulacion de Alimentos e Higiene, Uso Adecuado de Viviendas y Crianza de Animales, Relaciones Familiares, Salud Madre - Nino, Campanas de Despistaje de Salud, Organizacion y Liderazgo.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo II                 Pag 32
--------------------------------------------------------------------------------

      Por otro lado se dan cursos de capacitacion a los trabajadores en sus distintos niveles y especialidades: Administracion, Seguridad, Medio Ambiente, Relaciones Humanas, especialidades tecnicas (Metalurgicas, Mecanicas, etc.)

      Con respecto a la proyeccion social en La Oroya el Departamento de Relaciones Publicas mantiene buenas y adecuadas relaciones con las diferentes instituciones publicas y privadas de la localidad.

2.4 Ambiente de Interes Humano

      2.4.1 Recursos Arqueologicos

            La Oroya no cuenta con recursos arqueologicos propias y solo es via de acceso a la zona Central del Pais, rica en tales recursos como la zona de Tarma, Jauja y Huancayo.

      2.4.2 Areas Naturales Protegidas

            No existe areas Naturales protegidas y solo es via de acceso al Parque Nacional donde se encuentra el Bosque de Rocas de Huayllay, Cerro de Pasco y la Reserva Nacional de Junin alrededor del Lago Chinchaycocha (Lago Junin) el segundo mas grande del Pais, en la Meseta de Junin. Proximos a la zona, estan los banos termales de Yauli.

      2.4.3 Lugares de Interes Cientifico y Turistico

            La Oroya es via de acceso para el Circuito Turistico
            Costa-Sierra-Selva que va desde la zona de Lima a Tarma y el Valle de Chanchamayo y por otra parte la ruta Turistica al Valle del Mantaro, con visitas guiadas al Convento de Ocopa que data de la epoca colonial.

                                TABLA NO 2.1.3/1
                     FRECUENCIA DE DIRECCION DE VIENTO (%) Y
                   VELOCIDAD MEDIA POR DIRECCION (m/s) - 1995

=================================================================================================================================
Direccion
Velocidad   Mes         N      NNE      NE      ENE       E     ESE       SE     SSE        S     SSO      SO      OSO       O
=================================================================================================================================
 D          Ene       7,7      5,4    15,4      0,8     5,4     3,1     15,4     7,7     10,0     0,8     5,4      1,5     5,4
---------------------------------------------------------------------------------------------------------------------------------
 i          Feb      13,3      3,3    15,8      2,5     3,3     3,3     20,0     4,2     15,0     1,7     5,8      2,5     2,5
---------------------------------------------------------------------------------------------------------------------------------
 r          Mar      14,0      6,6    25,7      0,7     3,7     0,7      8,1     7,4     11,8     2,9     5,9      0,7     2,2
---------------------------------------------------------------------------------------------------------------------------------
 e          Abr      13,9      4,3    15,8      3,5     4,3     0,9     13,0     8,7      8,7     0,9     5,2      0,9     6,1
---------------------------------------------------------------------------------------------------------------------------------
 c          May      12,6      4,4    25,9      7,4     5,9     6,7      8,1     5,2      8,1     2,2     1,5      1,5     2,2
---------------------------------------------------------------------------------------------------------------------------------
 c          Jun      11,5      5,4    28,5      8,5     5,4     6,9     10,0     3,1      3,8     3,1     0,8      1,5     2,3
---------------------------------------------------------------------------------------------------------------------------------
 i          Jul      10,9      4,7    20,3      7,8     9,4     5,5      9,4     7,0      1,6     4,7     0,8      2,3     1,6
---------------------------------------------------------------------------------------------------------------------------------
 o          Ago       9,8      5,3    25,0      4,5     6,1     2,3      8,3     5,3      3,8     1,5     5,3      6,1     3,0
---------------------------------------------------------------------------------------------------------------------------------
 n          Set      20,0      5,4    23,8      4,6     4,6     1,5      7,7     2,3      4,6     1,5     1,5      2,3     6,9
---------------------------------------------------------------------------------------------------------------------------------
            Oct      14,0     10,8    15,5      2,3     6,2     1,6     10,9     3,1      0,8     1,6     3,9      1,6     9,3
---------------------------------------------------------------------------------------------------------------------------------
 %          Nov      12,3     10,8    13,1      2,3     6,2     8,5     16,9     2,3      0,8     0,8     4,6      1,5     7,7
---------------------------------------------------------------------------------------------------------------------------------
            Dic      21,2      8,0    10,6      3,5     8,0     7,1     15,9     0,9      0,9     2,7     3,5      1,8     5,3
=================================================================================================================================
           Total    161,2     75,3   235,4     48,4    68,5    48,1    143,7    57,2     69,9    24,4    44,2     24,2    54,5
---------------------------------------------------------------------------------------------------------------------------------
          Prom.:     13,4      6,3    19,6      4,0     5,7     4,0     12,0     4,8      5,8     2,0     3,7      2,0     4,5
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
V           Ene       0,8      0,7     0,9      1,9     0,9     0,9      0,9     1,1      1,3     0,3     1,4      1,4     0,9
---------------------------------------------------------------------------------------------------------------------------------
e           Feb       0,9      0,6     0,8      0,6     0,5     0,1      1,2     0,9      0,9     0,8     0,8      1,1     0,6
---------------------------------------------------------------------------------------------------------------------------------
l           Mar       0,7      0,6     1,0      0,3     0,3     1,4      0,9     0,7      1,0     0,3     0,7      1,1     0,3
---------------------------------------------------------------------------------------------------------------------------------
o           Abr       0,6      0,8     0,8      0,6     0,7     0,3      0,9     0,9      0,7     0,3     1,3      1,7     0,7
---------------------------------------------------------------------------------------------------------------------------------
c           May       0,9      1,1     0,7      0,7     0,6     1,0      1,1     1,3      1,0     1,6     1,0      0,7     1,9
---------------------------------------------------------------------------------------------------------------------------------
i           Jun       1,0      0,9     0,9      0,8     1,4     0,9      1,0     1,1      1,3     1,0     0,6      0,8     0,5
---------------------------------------------------------------------------------------------------------------------------------
d           Jul       1,0      0,9     0,8      0,9     1,1     0,8      1,3     1,8      0,3     0,8     1,1      1,5     1,5
---------------------------------------------------------------------------------------------------------------------------------
a           Ago       1,1      0,7     0,8      0,5     1,0     0,3      0,9     1,1      1,1     0,4     0,9      1,0     1,5
---------------------------------------------------------------------------------------------------------------------------------
d           Set       0,7      0,7     0,9      1,1     0,9     0,3      0,9     0,3      0,9     1,0     0,6      1,2     0,9
---------------------------------------------------------------------------------------------------------------------------------
            Oct       1,1      1,1     1,1      1,8     0,6     0,3      1,1     1,1      1,1     0,6     1,4      0,4     0,7
---------------------------------------------------------------------------------------------------------------------------------
m/s         Nov       1,0      0,8     1,0      2,2     1,4     1,1      1,4     1,4      1,4     0,8     1,3      1,1     0,9
---------------------------------------------------------------------------------------------------------------------------------
            Dic       1,1      0,7     0,7      0,4     1,0     1,1      1,2     0,6      1,1     0,8     1,2      0,8     0,6
=================================================================================================================================
           Total     10,9      9,6    10,4     11,8    10,4     8,5     12,8    12,3     12,1     8,7    12,3     12,8    11,0
---------------------------------------------------------------------------------------------------------------------------------
          Prom.:      0,9      0,8     0,9      1,0     0,9     0,7      1,1     1,0      1,0     0,7     1,0      1,1     0,9
---------------------------------------------------------------------------------------------------------------------------------

==========================================================
Direccion
Velocidad   Mes       ONO      NO     NNO        C       V
==========================================================
 D          Ene       2,3     9,2     2,9      0,8     0,8
----------------------------------------------------------
 i          Feb       0,8     0,8     2,7      1,7     0,8
----------------------------------------------------------
 r          Mar       0,7     4,4     3,8      0,0     1,5
----------------------------------------------------------
 e          Abr       2,6     7,8     2,6      0,9     0,0
----------------------------------------------------------
 c          May       0,7     4,4     1,8      0,7     0,7
----------------------------------------------------------
 c          Jun       4,6     1,5     1,5      0,8     0,8
----------------------------------------------------------
 i          Jul       2,3     6,3     5,4      0,0     0,0
----------------------------------------------------------
 o          Ago       1,5     8,3     3,1      0,0     0,8
----------------------------------------------------------
 n          Set       0,8     7,7     4,0      0,0     0,8
----------------------------------------------------------
            Oct       2,3     9,3     5,9      0,0     0,8
----------------------------------------------------------
 %          Nov       0,8    10,0     1,4      0,0     0,0
----------------------------------------------------------
            Dic       0,9     6,2     2,7      0,0     0,0
==========================================================
           Total     20,3    75,9    37,8      4,9     7,0
----------------------------------------------------------
          Prom.:      1,7     6,3     3,2      0,4     0,6
==========================================================

----------------------------------------------------------
V           Ene       1,1     1,0     0,8      0,8     2,8
----------------------------------------------------------
e           Feb       0,3     0,8     0,3      1,0     2,8
----------------------------------------------------------
l           Mar       0,3     0,5     0,7      0,0     1,7
----------------------------------------------------------
o           Abr       1,7     0,9     1,0      0,3     0,0
----------------------------------------------------------
c           May       2,8     0,4     0,8      0,6     2,5
----------------------------------------------------------
i           Jun       0,6     1,1     0,8      0,0     0,8
----------------------------------------------------------
d           Jul       1,6     1,6     1,5      0,0     0,0
----------------------------------------------------------
a           Ago       1,1     1,0     1,5      0,0     1,4
----------------------------------------------------------
d           Set       0,6     0,8     1,2      0,0     1,4
----------------------------------------------------------
            Oct       1,5     1,0     1,1      0,0     1,7
----------------------------------------------------------
m/s         Nov       0,6     1,0     1,1      0,0     0,0
----------------------------------------------------------
            Dic       1,4     1,1     0,6      0,0     0,0
==========================================================
           Total     13,6    11,2    11,4      2,7    15,1
----------------------------------------------------------
          Prom.:      1,1     0,9     1,0      0,2     1,3
----------------------------------------------------------

                     FRECUENCIA DE DIRECCION DE VIENTO (%) Y
                   VELOCIDAD MEDIA POR DIRECCION (m/s) - 1995

=================================================================================================================================
Direccion
Velocidad               N      NNE      NE      ENE       E     ESE       SE     SSE        S     SSO      SO      OSO       O
=================================================================================================================================
%                    13,4      6,3    19,6      4,0     5,7     4,0     12,0     4,8      5,8     2,0     3,7      2,0     4,5
---------------------------------------------------------------------------------------------------------------------------------
m/s                   0,9      0,8     0,9      1,0     0,9     0,7      1,1     1,0      1,0     0,7     1,0      1,1     0,9
=================================================================================================================================

=============================================================
Direccion
Velocidad              ONO      NO     NNO        C       V
=============================================================
%                      1,7     6,3     3,2      0,4     0,6
-------------------------------------------------------------
m/s                    1,1     0,9     1,0      0,2     1,3
=============================================================

[ILLEGIBLE] Calma       V: Viento Variado


                                                                          Pag 33

                                TABLA NO 2.1.3/2

                             DATOS DE LLUVIA ANUAL

ESTACION METEOROLOGICA - FUNDICION DE LA OROYA            ESTACION DE MAYUPAMPA

========================================================================================================================
           Lluvia mm           Lluvia mm            Lluvia mm           Lluvia mm           Lluvia mm          Lluvia mm
   ANOS      H20/a      ANOS     H2O/a       ANOS     H2O/a      ANOS     H2O/a      ANOS     H2O/a     ANOS     H2O/a
========================================================================================================================
   1924     564,30     1948       551,3     1972      472,8     1957     595,40     1980     515,50
------------------------------------------------------------------------------------------------------------------------
   1925     569,00     1949      503,30     1973     748,40     1958     603,50     1981     675,00
------------------------------------------------------------------------------------------------------------------------
   1926     491,70     1950      673,30     1974     411,00     1959     686,40     1982     690,50
------------------------------------------------------------------------------------------------------------------------
   1927     473,60     1951      628,90     1975     557,80     1960     664,80     1983     423,00
------------------------------------------------------------------------------------------------------------------------
   1928     394,60     1952      651,60     1976     522,20     1961     693,80     1984     538,30
------------------------------------------------------------------------------------------------------------------------
   1929     504,10     1953      655,50     1977     506,20     1962     423,40     1985     533,50
------------------------------------------------------------------------------------------------------------------------
   1930     474,60     1954      642,90     1978     521,60     1963     458,00     1986     653,60
------------------------------------------------------------------------------------------------------------------------
   1931     439,00     1955      531,10     1979     489,30     1964     627,80     1987     654,10
------------------------------------------------------------------------------------------------------------------------
   1932     694,00     1956      520,90     1980     515,20     1965     526,10     1988     628,70
------------------------------------------------------------------------------------------------------------------------
   1933     622,10     1957      523,20     1981     665,70     1966     425,80     1989     611,70
------------------------------------------------------------------------------------------------------------------------
   1934     609,80     1958      484,10     1982     675,50     1967     608,10     1990     714,50
------------------------------------------------------------------------------------------------------------------------
   1935     588,90     1959      606,30     1983     408,30     1968     626,80     1991     449,20
------------------------------------------------------------------------------------------------------------------------
   1936     447,60     1960      601,40     1984     532,80     1969     569,70     1992     338,30
------------------------------------------------------------------------------------------------------------------------
   1937     569,30     1961      649,60     1985     579,10     1970     557,80     1993     759,00
------------------------------------------------------------------------------------------------------------------------
   1938     507,60     1962      426,00     1986     676,70     1971     491,50     1994     625,30
------------------------------------------------------------------------------------------------------------------------
   1939     736,80     1963      547,40     1987     681,20     1972     469,80     1995     534,00
------------------------------------------------------------------------------------------------------------------------
   1940     579,10     1964      541,90     1988     630,50     1973     694,70
------------------------------------------------------------------------------------------------------------------------
   1941     715,90     1965      456,10     1989     621,40     1974     384,10
------------------------------------------------------------------------------------------------------------------------
   1942     663,50     1966      551,10     1990     767,60     1975     530,80
------------------------------------------------------------------------------------------------------------------------
   1943     670,30     1967      689,50     1991     507,80     1976     504,90
------------------------------------------------------------------------------------------------------------------------
   1944     548,70     1968      646,70     1992     346,50     1977     468,90
------------------------------------------------------------------------------------------------------------------------
   1945     600,60     1969      602,00     1993     668,50     1978     526,20
------------------------------------------------------------------------------------------------------------------------
   1946     698,00     1970      598,90     1994     568,20     1979     601,00
------------------------------------------------------------------------------------------------------------------------
   1947     411,30     1971      469,80     1995     502,80
========================================================================================================================
                     mm H2O/a                                                     mm H2O/a
Promedio: (72 anos)   568,10                                  Promedio: (39 anos)  563,70
Maximo: 1990          767,60                                  Maximo: 1993         759,00
Minimo: 1992          346,50                                  Minimo: 1992         423,00
========================================================================================================================


                                                                          Pag 34

                                                                         Pag. 35

CENTROMIN PERU S.A.
Direccion de Asuntos Ambientales

                                TABLA No 2.1.3/3

      INFORMACION DE LAS ESTACIONES METEOROLOGICAS DE LA OROYA y MAYUPAMPA

                                      1995

-------------------------------------------------------------------------------------------------------------------------
                   Temp. [degrees] C            % Humedad Relativa     Cant. lluvia: mmH(2)0/a   Lectura Barometro: kPa
           --------------------------------------------------------------------------------------------------------------
  Meses         Max.      Min.     Prom.      Max.     Min.     Prom.     Oroya     Mayup.     Max.      Min.      Prom.
-------------------------------------------------------------------------------------------------------------------------
   Ene         24,00      3,00      9,90     72,00     8,00     34,00     106,50     88,50     65,82     65,29     65,58
   Feb         25,00      2,50      9,40     72,00     9,00     35,00      96,70     76,00     65,99     65,38     65,61
   Mar         23,00      3,50     10,00     70,00     9,00     35,00      62,80     79,00     65,88     65,30     65,59
   Abr         24,00      0,00      9,80     69,00     8,00     30,00      48,30     68,90     65,91     65,26     65,60
   May         24,00     -4,00      8,20     72,00     5,00     27,00       7,10      7,40     65,99     65,24     65,65
   Jun         22,50     -3,00      7,80     56,00     8,00     26,00       0,00      0,00     66,02     65,36     65,70
   Jul         23,50     -0,50      7,40     65,00     8,00     30,00      10,50     16,80     65,93     65,26     65,59
   Ago         23,50     -2,00      8,90     55,00     6,00     25,00       2,80      0,60     66,03     65,39     65,69
   Set         24,50     -1,00      8,50     63,00     7,00     26,00      19,60     26,40     66,09     65,33     65,71
   Oct         24,00      2,50     10,20     61,00     8,00     27,00      30,20     34,60     66,14     65,14     65,56
   Nov         25,00      1,00      9,70     60,00     8,00     25,00      41,98     60,30     65,87     65,17     65,54
   Dic         26,00     -2,00      9,40     63,00     7,00     25,00      76,70     75,50     65,94     65,14     65,55
-------------------------------------------------------------------------------------------------------------------------
Promedio:                           9,10                        28,75                                              65,61
-------------------------------------------------------------------------------------------------------------------------
Extremos:      26,00     -4,00               72,00     5,00                                    66,14     65,14
-------------------------------------------------------------------------------------------------------------------------

               TOTAL DE LLUVIA - 1995       mm H(2)O/a                    LECTURA DEL BAROMETRO: kPa

               La Oroya                      502,80               8:00     10:00     12:00     14:00     16:00

               Mayupampa                     534,00               65,78    65,73     65,62     65,50     65,44

-------------------------------------------------------------------------------------------------------------------------

                                                                         Pag. 36

CENTROMIN PERU S.A.
DIRECCION DE ASUNTOS AMIBIENTALES

                                TABLA No 2.1.3/4

                           LECTURA DEL BAROMETRO: kPa

                                  Ano : 1995

------------------------------------------------------------------
   Mes          8:00      10:00     12:00     14:00     16:00
------------------------------------------------------------------
   Ene          65,72     65,65     65,57     65,48     65,44
------------------------------------------------------------------
   Feb          65,76     65,71     65,63     65,52     65,46
------------------------------------------------------------------
   Mar          65,72     65,68     65,60     65,52     65,44
------------------------------------------------------------------
   Abr          65,76     65,71     65,63     65,51     65,42
------------------------------------------------------------------
   May          65,82     65,78     65,67     65,54     65,46
------------------------------------------------------------------
   Jun          65,88     65,82     65,69     65,58     65,53
------------------------------------------------------------------
   Jul          65,77     65,71     65,59     65,47     65,39
------------------------------------------------------------------
   Ago          65,88     65,81     65,68     65,55     65,51
------------------------------------------------------------------
   Set          65,88     65,84     65,72     65,58     65,52
------------------------------------------------------------------
   Oct          65,72     65,68     65,57     65,42     65,38
------------------------------------------------------------------
   Nov          65,72     65,65     65,57     65,40     65,36
------------------------------------------------------------------
   Dic          65,71     65,66     65,54     65,42     65,41
------------------------------------------------------------------
  Total        789,34    788,70    787,46    785,99    785,32
------------------------------------------------------------------
Promedio:       65,78     65,73     65,62     65,50     65,44
------------------------------------------------------------------

                                                                         Pag. 37

CENTROMIN PERU
DIRECCION DE ASUNTOS AMBIENTALES

                                 TABLA 2.1.4/1

                   ESTACIONES DE MONITOREO - CALIDAD DE AIRE

--------------------------------------------------------------------------------------------------------------------------------
  Nombre       Altura Respecto     Altura Respecto    Tipo                                 Tipos
    Y          al nivel del mar    Nivel del Suelo     del       Parametros      Fre-        de           Observaciones
Situacion            msnm                (m)          Area       Muestreados    cuencia   Equipos
--------------------------------------------------------------------------------------------------------------------------------
Hotel Inca           3 742               22          Urbano       SO2, MPS       Diaria   Automatico   Kimoto 331 B, Hi-Volumen
--------------------------------------------------------------------------------------------------------------------------------
Cushurupampa         3 801               19        Semiurbano     SO2, MPS,      Diaria   Automatico   Kimoto 332 TW, Hi-Volumen
                                                                  veloc. y
                                                                  direc. del
                                                                  viento.
--------------------------------------------------------------------------------------------------------------------------------
Sindicato            3 731               11          Urbano       SO2, MPS       Diaria   Automatico   Kimoto 331 B, Hi-Volumen
Obreros
--------------------------------------------------------------------------------------------------------------------------------
Huanchan             3 792               21          Rural        SO2, MPS,      Diaria   Automatico   Kimoto 332 TW, Hi-Volumen
                                                                  veloc. y
                                                                  direc. del
                                                                  viento.
--------------------------------------------------------------------------------------------------------------------------------
Casaracra            3 719               72          Rural        SO2, MPS       Dairia   Automatico   DKK, Hi-Volumen

                                                                         Pag. 38

CENTROMIN PERU S.A.
DIRECCION DE ASUNTOS AMBIENTALES

                                TABLA No 2.1.4/2
 CALIDAD DEL AIRE EN LAS ESTACIONES DE MONITOREO DEL COMPLEJO METALURGICO DE LA
                                     OROYA
                  ANALISIS DE GAS SO(2) Y MATERIAL PARTICULADO
                            PERIODO: Ene - Dic. 1995

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Velocidad del
                               SO(2) : ppb            PM-10 : (micro)g/m^3  MPS      Contenido metalico: (micro)g/m^3  viento: m/s
  Estacion de           ------------------------------------------------------------------------------------------------------------
   Monitorco      Mes      Max.    Min.   Prom.     Max.    Min.  Prom.    Hi-Vol       As      Pb         Cd      Max.  Min.  Prom.
------------------------------------------------------------------------------------------------------------------------------------
1. Hotel Inca    Ene 95   1039,6   2,5    45,8     229,0    2,0   35,2      56,255    0,090    0,068     0,002
                  Feb     1147,9   1,9    49,4     206,0    3,0   37,5     103,296    0,671    0,258     0,010
                  Mar     1108,5   2,3    69,0     216,0    2,0   34,8      93,377    0,093    0,121     0,004
                  Abr     1252,5   3,1    50,9     228,0    0,0   38,0      98,242    0,363    0,255     0,010
                  May     1131,6   2,8    48,4     709,0    1,0   37,0     131,070    0,210    0,131     0,013
                  Jun     1089,6   2,8    40,4     407,0    1,0   38,0     111,276    0,100    0,100     0,011
                  Jul     1125,0   1,9    43,8     4O5,0    2,0   45,5     213,519    0,384    0,214     0,021
                  Ago      823,6   0,3    27,8     287,0    8,0   59,6     121,597    0,122    0,182     0,012
                  Set      755,6   0,6    12,1     193,0    4,0   49,0     159,182    0,271    0,287     0,016
                  Oct      629,9   0,6    22,2     198,0    1,0   36,8     124,899    0,325    0,375     0,012
                  Nov      880,9   0,0    36,3     395,0    1,0   37,2      72,823    0,131    0,371     0,007
                  Dic     1060,0   0,0    33,2     209,0    1,0   37,1     137,612    0,427    0,991     0,014
                 ----------------------------------------------------------------------------------------------
                 Prom.    1003,7   1,6    39,9     315,1    2,2   42,9     118,596    0,266    0,279     0,011
------------------------------------------------------------------------------------------------------------------------------------
2. Cushurupampa  Ene 95   1036,9   0,8    61,1                              41,629    0,062    0,079     0,004     9,5    0,0   1,9
                  Feb      995,2   0,6    37,5                              51,579    0,258    0,093     0,003     9,7    0,0   1,7
                  Mar      998,2   1,1    53,7                              41,495    0,062    0,162     0,004     7,2    0,0   1,6
                  Abr     1034,7   1,5    36,4                              40,247    0,056    0,072     0,004     9,4    0,0   1,7
                  May     1003,2   1,7    36,9                              77,669    0,210    0,156     0,008     9,4    0,0   1,8
                  Jun     1033,0   1,7    30,7                              41,254    0,136    0,095     0,004     7,5    0,0   2,0
                  Jul      898,5   1,1    35,3                              67,307    0,269    0,182     0,007     7,6    0,0   1,9
                  Ago      990,7   0,8    30,8                             122,238    0,220    0,293     0,012     7,6    0,0   2,1
                  Set      638,7   1,7    23,5                             106,088    0,297    0,255     0,011     8,1    0,0   2,1
                  Oct      721,3   0,8    28,6                              96,240    0,144    0,327     0,010     8,2    0,0   1,9
                  Nov     1038,2   1,7    46,8                              49,814    0,149    0,289     0,005     7,3    0,0   1,6
                  Dic     1037,0   1,4    53,5                              79,315    0,190    0,286     0,008     9,3    0,0   1,8
                 -------------------------------------------------------------------------------------------------------------------
                 Prom.     243,3   2,2    40,0                              67,906    0,171    0,191     0,007     8,4    0,0   1,8
------------------------------------------------------------------------------------------------------------------------------------
3. Sindicato de  Ene 95   1156,8   0,7    73,7     344,0    1,0   46,5     111,254    0,189    0,367     0,011
   Obreros        Feb      731,3   1,8    50,8     357,0    1,0   50,8      87,884    1,230    0,615     0,018
                  Mar      625,1   0,0    32,6     300,0    1,0   43,7      84,362    0,726    0,456     0,008
                  Abr     1384,6   0,0    50,3     370,0    1,0   49,3     349,273    2,794    2,480     0,035
                  May     1389,9   1,8    98,9     540,0    1,0   40,7     161,815    0,679    0,356     0,016
                  Jun     1379,7   2,2    84,3     579,0    1,0   33,8      94,577    0,747    0,615     0,019
                  Jul     1388,2   1,5    86,0     465,0    1,0   38,1      87,967    0,853    0,607     0,018
                  Ago     1391,7   1,8    72,9     276,0    1,0   43,3     145,584    0,524    0,437     0,015
                  Set     1224,9   1,8    30,0     327,0    1,0   39,3     164,103    0,394    0,919     0,016
                  Oct     1380,7   2,9    70,2     408,0    1,0   44,0     132,424    0,331    0,569     0,013
                  Nov     1376,6   2,9    92,4     531,0    1,0   49,5     199,276    1,813    4,185     0,060
                  Dic     1377,0   2,9    85,0     567,0    1,0   48,9     188,575    2,640    3,772     0,057
                 ----------------------------------------------------------------------------------------------
                 Prom.     348,3   3,7    68,6     148,9    6,0   43,9     150,591    1,077    1,282     0,024
------------------------------------------------------------------------------------------------------------------------------------
4. Huanchan      Ene 95   1207,9   1,6   124,5                              59,611    0,244    0,370     0,012     9,5   0,1  1,7
                  Feb     1259,6   1,3   104,9                              88,420    0,633    0,567     0,018     9,5   0,1  1,7
                  Mar     1168,6   1,9   528,6                              44,945    0,153    0,162     0,009     8,4   0,1  1,6
                  Abr     1199,7   2,3   162,8                             349,865    8,747    3,499     0,105     7,6   0,1  2,0
                  May     1209,0   2,9   213,5                             169,661    2,206    3,902     0,102     6,1   0,1  2,2
                  Jun     1192,0   4,8   193,8                             306,612   35,260   58,256     2,054     7,9   0,1  2,1
                  Jul     1314,6   4,8   211,6                             254,051   30,740   51,572     1,956     9,0   0,1  2,0
                  Ago     1578,0   5,9   211,6                             187,924    8,081   11,851     0,244     8,3   0,1  2,4
                  Sit     1200,3   3,2   130,7                             137,684    1,143    3,580     0,055     9,9   0,1  2,3
                  Oct     1178,3   7,4   129,7                             145,831    1,750    2,333     0,058     8,8   0,1  2,0
                  Nov     1083,2   6,4   146,8                             140,150    1,402    1,009     0,070     8,0   0,1  2,4
                  Dic     1066,4   0,0    92,7                              89,185    0,705    2,765     0,045     8,2   0,0  2,0
                 -------------------------------------------------------------------------------------------------------------------
                 Prom.     556,1  11,0   152,9                             164,495    7,589   11,656     0,394     8,4   0,1  2,0
------------------------------------------------------------------------------------------------------------------------------------
5. Casaracra     Ene 95   1000,0   0,5    51,9                              71,075    0,001    0,100     0,004
                  Feb     1000,0   0,0    55,9                             205,750    1,410    0,123     0,004
                  Mar     1000,0   0,0    47,4                              93,375    0,019    0,047     0,019
                  Abr      935,0   0,0    15,9                              58,972    0,012    0,035     0,006
                  May      680,0   0,0    12,9                              82,026    0,041    0,049     0,008
                  Jun      352,0   0,0     4,1                              69,235    0,u35    0,048     0,007
                  Jul      467,0   0,2     5,0                             171,235    0,185    0,171     0,017
                  Ago      176,0   0,0     5,2                             328,539    0,031    0,296     0,033
                  Sit   Fuera de servicio n.t.                             263,104    0,474    0,210     0,026
                  Oct     1000,0   0,0    25,7                             204,348    0,266    0,163     0,020
                  Nov     1000,0   0,0    33,3                             118,999    0,059    0,119     0,012
                  Dic     1000,0   0,3    42,8                             111,741    0,078    0,134     0,011
                 ----------------------------------------------------------------------------------------------
                 Prom.     261,3   0,6    28,4                             148,200    0,229    0,125     0,014
------------------------------------------------------------------------------------------------------------------------------------

NOTA: La estacion de Casaraca, analizador de SO(2) fuera de servicio en los mes de Septiembre.
    : La estacion de Huanchan, fuera de servicio del 11 de Octubre al 20 de
      Noviembre de 1995.

                                                                         Pag. 39


                                TABLA No 2.1.4/2A
 CALIDAD DEL AIRE EN LAS ESTACIONES DE MONITOREO DEL COMPLEJO METALURGICO DE LA
                                      OROYA
                   ANALISIS DE GAS S02 Y MATERIAL PARTICULADO
                            PERIODO: Ene - Jun. 1 996

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Velocidad del
  Estacion de                  SO(2) : ppb            PM-10 : (micro)g/m^3  MPS      Contenido metalico: (micro)g/m^3   viento: m/s
------------------------------------------------------------------------------------------------------------------------------------
   Monitoreo      Mes      Max.   Min.    Prom.    Max.    Min.   Prom.    Hi-Vol      As      Pb        Cd      Max.    Min.  Prom.
------------------------------------------------------------------------------------------------------------------------------------
1. Hotel Inca    Ene.96  1109,9   1,6     43,3    131,0    1,0    23,8     162,187    0,146   0,292    0,016
                  Feb    1140,1   2,5     44,7    195,0    1,0    20,1      58,737    0,106   0,100    0,006
                  Mar    1144,5   2,8     79,2    119,0    1,0    20,6     164,772    0,593   0,676    0,016
                  Abr    1157,2   1,9     53,2    291.0    0,0    19,5     120,839    0,520   0,375    0,012
                  May    1129,3   2,1     59,7    268.0    1,0    26,8     131,343    0,355   0,657    0,026
                  Jun    1124,0   1,6     49,9    241,0    2,0    22,3      84,287    0,388   0,927    0,034
                  Jul
                  Ago
                  Set
                  Oct
                  Nov
                  Dic
                 -------------------------------------------------------------------------------------------
                 Prom.   1134,2   2,1     55,0    207,5    1,0    22,2     120,361    0,351   0,505    0,018
------------------------------------------------------------------------------------------------------------------------------------
2. Cushurupampa  Ene.96   945,3   2,4     34,4                              38,453    0,035   0,104    0,004     9,9     0,0    1,6
                  Feb     741,4   2,8     50,1                              39,193    0,020   0,110    0,004     9,7     0,0    1,5
                  Mar     996,9   2,3     60,8                              18,077    0,025   0,049    0,002     8,5     0,0    1,3
                  Abr     709,0   2,0     38,4                              55,662    0,134   0,223    0,006     8,0     0,0    1,3
                  May    1046,6   2,4     42,6                              75,179    0,060   0,150    0,008     8,7     0,0    1,2
                  Jun    1013,5   2,3     35,8                              85,720    0,223   0,309    0,009     6,1     0,0    1,3
                  Jul
                  Ago
                  Set
                  Oct
                  Nov
                  Dic
                 -------------------------------------------------------------------------------------------------------------------
                 Prom.    908,8   2,4     43,7                              52,047    0,083   0,158    0,006     8,5     0,0    1,4
------------------------------------------------------------------------------------------------------------------------------------
3. Sindicato de  Ene.96  1279,6   4,2     73,3     677,0    1,0    47,8     93,637    0,534   0,440    0,009
   Obreros        Feb    1358,2   2,9     84,3     373,0    1,0    45,2    103,933    0,582   0,696    0,010
                  Mar    1384,3   9,3    154,7     554,0    1,0    60,0    116,749    1,401   2,101    0,047
                  Abr    1386,4   6,2     96,2     759,0    1,0    51,4     85,600    0,835   0,648    0,017
                  May    1393,7   6,2    106,0     709,0    2,0    52,1    117,726    0,059   0,235    0,012
                  Jun    1373,4   1,0     15,5    1084,0    2,0    48,9    112,215    0,314   0,550    0,011
                  Jul
                  Ago
                  Set
                  Oct
                  Nov
                  Dic
                 -------------------------------------------------------------------------------------------
                 Prom.   1362,6   5,0     88,3     692,7    1.3    50,9    104,977    0,621   0,778    0,018
------------------------------------------------------------------------------------------------------------------------------------
4. Huanchan      Ene.96  1100,0   0,0     82,1                              71,517    0,036   0,215    0,007    12,3     0,1    1,7
                  Feb    1100,1   2,1    151,9                             120,143    0,493   1,105    0,024    10,1     0,1    1,7
                  Mar    1815,2   9,3    237,8                              60,422    0,453   0,906    0,024     6,1     0,1    1,3
                  Abr    1836,4  10,7    217,5                              79,713    0,797   1,036    0,032     8.6     0,0    1,6
                  May    1810,7   6,7    216,5                             175,617    2,107   4,390    0,263     8,6     0,0    1,8
                  Jun    1109,4   5,7    186,6                             294,007    6,468   9,996    0,470     9,9     0,0    2,0
                  Jul
                  Ago
                  Set
                  Oct
                  Nov
                  Dic
                 -------------------------------------------------------------------------------------------------------------------
                 Prom.   1462,0   5,8    182,1                             133,570    1,726   2,941    0,137     9,3     0,1    1,7
------------------------------------------------------------------------------------------------------------------------------------
5. Casaracra     Ene.96  1000,0   0,3     49,9                              63,965    0,064   0,077    0,006
                  Feb    1000,0   0,4     40,6                              68,996    0,028   0,062    0,007
                  Mar    1000,0   0,5     56,9                             116,052    0,093   0,116    0,012
                  Abr    1000,0   0,6     25,9                              61,107    0,110   0,086    0,006
                  May    1000,0   0,0     18,9                             116,266    0,023   0,035    0,012
                  Jun     870,0   0,0      9,8                             123,304    0,197   0,037    0,012
                  Jul
                  Ago
                  Set
                  Oct
                  Nov
                  Dic
                 -------------------------------------------------------------------------------------------
                 Prom.    978,3   0,3     33,7                              91,615    0,086   0.069    0.009
------------------------------------------------------------------------------------------------------------------------------------

                                                                         Pag. 40

                                TABLA No 2.1.4/3
 CALIDAD DEL AIRE EN LAS ESTACIONES DE MONITOREO DEL COMPLEJO METALURGICO DE LA
                                      OROYA
                  ANALISIS DE GAS SO(2) Y MATERIAL PARTICULADO
                            PERIODO: Ene - Dic. 1 995

==============================================================================================================

Estacion                           SO(2): ppb               PM-10: (mico)g/m^3              MPS: (micro)g/m^3
   de                    -------------------------------------------------------------------------------------
Monitoreo                  Max.   Max.       Prom.     Max.    Max.      Prom.     Max.   Max.      Prom.
                          1 hr  24 hrs(1)   Anual(4)  1 hr  24 hrs(1)   Anual(4)  1 hr  24 hrs(1)  Anual(4)
--------------------------------------------------------------------------------------------------------------
1. Hotel Inca             1253     69        40       709,0    59,6      42,9      N/D   214        112
2. Cushurupampa           1038     61        40         N/D     N/D       N/D      N/D   N/D        N/D
3. Sindiento de obreros   1392     99        69       579,0    50,8      43,9      N/D   349        138
4. Huanchan               1578    529       153         N/D     N/D       N/D      N/D   N/D        N/D
5. Casaracra              1000     56        28         N/D     N/D       N/D      N/D   N/D        N/D
--------------------------------------------------------------------------------------------------------------
   Normas Peruanas         N/D    200(1)     60(4)      N/D     N/D       N/D      N/D   350(1)     150(2)
--------------------------------------------------------------------------------------------------------------
   Banco Mundial           N/D    191(1)     38(4)      N/D     N/D       N/D      N/D   260(1)      75(2)
--------------------------------------------------------------------------------------------------------------
   Normas Canada           344    115(1)     23(4)      N/D     N/D       N/D      N/D   N/D        N/D
--------------------------------------------------------------------------------------------------------------
   Normas U.S.A.           N/D    139(1)     31(4)      N/D     N/D       N/D      N/D   150(1)      50(2)
==============================================================================================================

==============================================================================
                                                             Velocidad del
Estacion                  Contenido metalico: (micro)g/m^3    viento: m/s
   de                    -----------------------------------------------------
Monitoreo                  As          Pb         Cd       Max.    Min.  Prom.
                         24 hrs(1)  24 hrs(1)  24 hrs(1)
------------------------------------------------------------------------------
1. Hotel Inca              0,3         0,3       0,011     N/D     N/D    N/D
2. Cushurupampa            0,2         0,2       0,007     8,4     0,0    1,8
3. Sindiento de obreros    1,1         1,3       0,024     N/D     N/D    N/D
4. Huanchan                7,6        11,7       0,394     8,4     0,1    2,0
5. Casaracra               0,2         0,1       0,014     N/D     N/D    N/D
------------------------------------------------------------------------------
   Normas Peruanas         6,0(1)      0,5(4)      N/D     N/D     N/D    N/D
------------------------------------------------------------------------------
   Banco Mundial                                           N/D     N/D    N/D
------------------------------------------------------------------------------
   Normas Canada                                           N/D     N/D    N/D
------------------------------------------------------------------------------
   Normas U.S.A.                                           N/D     N/D    N/D
==============================================================================

                                TABLA No 2.1.4/3A
 CALIDAD DEL AIRE EN LAS ESTACIONES DE MONITOREO DEL COMPLEJO METALURGICO DE LA
                                      OROYA
                  ANALISIS DE GAS SO(2) Y MATERIAL PARTICULADO
                            PERIODO: Ene - Jun. 1 996

==============================================================================================================

     Estacion                       SO(2): ppb               PM-10: (mico)g/m^3             MPS: (micro)g/m^3
        de               -------------------------------------------------------------------------------------
     Monitoreo             Max.   Max.       Prom.     Max.    Max.      Prom.     Max.   Max.      Prom.
                          1 hr  24 hrs(1)   Anual(4)  1 hr  24 hrs(1)   Anual(4)  1 hr  24 hrs(1)   Anual(4)
--------------------------------------------------------------------------------------------------------------
1. Hotel Inca             1157     79                  291       27                N/D   165
2. Cushurupampa           1017     61                    0        0                N/D    86
3. Sindiento de obreros   1836    238                 1084       60                N/D   294
4. Huanchan               1836    238                    0        0                N/D   294
5. Casaracra              1000     57                    0        0                N/D   123
--------------------------------------------------------------------------------------------------------------
   Normas Peruanas         N/D    200(1)     60(4)     N/D      N/D       N/D      N/D   350(1)     150(2)
--------------------------------------------------------------------------------------------------------------
   Banco Mundial           N/D    191(1)     38(4)     N/D      N/D       N/D      N/D   260(1)      75(2)
--------------------------------------------------------------------------------------------------------------
   Normas Canada           344    115(1)     23(4)     N/D      N/D       N/D      N/D   N/D        N/D
--------------------------------------------------------------------------------------------------------------
   Normas U.S.A.           N/D    139(1)     31(4)     N/D      N/D       N/D      N/D   150(1)      50(2)
==============================================================================================================

==============================================================================
                                                             Velocidad del
Estacion                  Contenido metalico: (micro)g/m^3    viento: m/s
   de                    -----------------------------------------------------
Monitoreo                  As          Pb         Cd       Max.    Min.  Prom.
                         24 hrs(1)  24 hrs(1)  24 hrs(1)
------------------------------------------------------------------------------
1. Hotel Inca              0,4       0,505       0,018     N/D     N/D    N/D
2. Cushurupampa            0,1       0,158       0,006     8,5     0,0    1,4
3. Sindiento de obreros    0,6       0,778       0,018     N/D     N/D    N/D
4. Huanchan                1,7       2,941       0,137     9,3     0,1    1,7
5. Casaracra               0,1       0,069       0,009     N/D     N/D    N/D
------------------------------------------------------------------------------
   Normas Peruanas         6,0(1)      0,5(4)      N/D     N/D     N/D    N/D
------------------------------------------------------------------------------
   Banco Mundial                                           N/D     N/D    N/D
------------------------------------------------------------------------------
   Normas Canada                                           N/D     N/D    N/D
------------------------------------------------------------------------------
   Normas U.S.A.                                           N/D     N/D    N/D
==============================================================================

Notas: (1) Concentracion media aritmetica diaria.
       (2) Concentracion media geometrica anual.
       (3) Concertracion de Arsenico en 30 min. (No debe ser excedido mas de una vez al ano).
       (4) Concentracion media aritmetica anual
           N/D = Estandar no especificado.

                                                                         Pag. 41


      CENTROMIN PERU S.A.
DIRECCION DE ASUNTOS AMBIENTALES

                                  TABLA 2.1.6/1
                             ANALISIS DE LOS SUELOS
              LABORATORIO: UNIVERSIDAD NACIONAL AGRARIA - LA MOLINA

------------------------------------------------------------------------------------------------------------------------------------
                                                     C.E.     Arena   Limo  Arcilla                     CaCO(3)  M.O.    P    K(2)O
Zona de muestreo          Estrato     Clave       mmhos/cm      %       %      %      Textura      pH      %      %     ppm   Kr/Ha.
------------------------------------------------------------------------------------------------------------------------------------
Huaynacancha Bajo       Superficie   HCIB-A         0,59       66      32      2  Franco Arenoso  3,5       0   1,62    46.4   268
------------------------------------------------------------------------------------------------------------------------------------
Huaynacancha Bajo       Superficie   HCIB-B         0,39       76      20      4   Arena franca   3,7       0   2,36     6.9   349
------------------------------------------------------------------------------------------------------------------------------------
Huaynacancha Medio      Superficie   HCIM-A         0,64       76      20      4   Arena Franca     7    9,32   2,06    37.0   235
------------------------------------------------------------------------------------------------------------------------------------
Huaynacancha Medio      Superficie   HCIM-B         0,42       56      30     14  Franco Arenoso    8   21,89   0,59    11.6    79
------------------------------------------------------------------------------------------------------------------------------------
Huaynacancha Alto       Superficie   HCIA-A         1,33       72      26      2  Franco Arenoso  3,5       0   1,77    18.2    92
------------------------------------------------------------------------------------------------------------------------------------
Huaynacancha Alto       Subsuelo     HCIA-B         0,59       78      20      2   Arena Franca   3,7       0   1,32     6.0    84
------------------------------------------------------------------------------------------------------------------------------------
Huaynacancha 2 Bajo     Superficie   HC2B-A         2,09       70      28      2  Franco Arenoso  3,4       0   2,21    57.7   221
------------------------------------------------------------------------------------------------------------------------------------
Huaynacancha 2 Bajo     Subsuelo     HC2B-B         0,73       64      30      6  Franco Arenoso  3,7       0   1,47    19.1   235
------------------------------------------------------------------------------------------------------------------------------------
Huaynacancha 2 Medio    Superficie   HC2M-A         0,57       72      26      2  Franco Arenoso  3,5       0   1,77    18.2   396
------------------------------------------------------------------------------------------------------------------------------------
Huaynacancha 2 Medio    Subsuelo     HC2M-B         0,38       66      26      8  Franco Arenoso    4       0   0,88     3.1   680
------------------------------------------------------------------------------------------------------------------------------------
Huaynacancha 2 Alto     Superficie   HC2A-A         0,57       80      12      0     Arenoso      3,5       0   1,47    12.5   396
------------------------------------------------------------------------------------------------------------------------------------
Huaynacancha 2 Alto     Subsuelo     HC2A-B         0,47       76      16      8  Franco Arenoso  3,9       0   1,47     3.1   319
------------------------------------------------------------------------------------------------------------------------------------
Huari                   Superficie   HRI-AS         0,29       80      20      0   Arena Franca   3,5       0    3,1    35.1   652
------------------------------------------------------------------------------------------------------------------------------------
Huari                   Subsuelo     HRI-BSb        0,47       71      20      6  Franco Arenoso  4,3       0   2,06     4.1   574
------------------------------------------------------------------------------------------------------------------------------------
Oraya Antigua           Superficie   OA-A           2,33       68      26      6  Franco Arenoso  7,2   54,26   1,47    88.7   695
------------------------------------------------------------------------------------------------------------------------------------
Oraya Antigua           Subsuelo     OA-B           0,82       50      38     12      Franco      7,9   22,84   2,06    69.9   850
------------------------------------------------------------------------------------------------------------------------------------
Oraya Antigua Panteon   Superficie   OAP-A          0,83       44      36     20      Franco      6,2       0   1,62    37.0  1179
------------------------------------------------------------------------------------------------------------------------------------
Oraya Antigua Panteon   Subsuelo     OAP-B          1,22       46      32     22      Franco      7,5       0   1,32    33.0   811
------------------------------------------------------------------------------------------------------------------------------------

                                                                         Pag. 42


      CENTROMIN PERU
DIRECCION DE ASUNTOS AMBIENTALES

                                 TABLA 2.2.2/1
                              ANALISIS DE PLANTAS

---------------------------------------------------------------------------------------------------
Nombre de        No.         Clave        N           P          K          Ca          Mg
la Planta    Laboratorio     Campo        %           %          %           %           %
---------------------------------------------------------------------------------------------------
Llanten          642           1         1,51        0,12       1,56        3,02        0,25
---------------------------------------------------------------------------------------------------
Achicoria        643           2         2,49        0,21       1,59        2,38        0,35
---------------------------------------------------------------------------------------------------
Menta            644           3         2,74        0,23       1,75        3,08        0,24
---------------------------------------------------------------------------------------------------
Humanjasha       646           5         1,31        0,03       1,23        4,65        0,42
---------------------------------------------------------------------------------------------------
Stipa sp         647           6         0,67        0,06       0,38        0,54        0,11
---------------------------------------------------------------------------------------------------
Ishga            648           7         3,27        0,36       5,26        4,47        0,66
---------------------------------------------------------------------------------------------------
Romero           649           8         1,34        0,19       2,01        2,55        0,30
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Contenido adecuado de elementos       1,00 - 3,00  0,1 - 0,3  1,4 - 4,0  0,05 - 0,15  0,05 - 0,15
esenclales en las plantas
---------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Nombre de        No.       Clave    Fe         Zn         Cu           Mn          B
la Planta    Laboratorio   Campo    ppm        ppm        ppm          ppm         ppm
----------------------------------------------------------------------------------------
Llanten          642        1       3265        290         75          77         47
----------------------------------------------------------------------------------------
Achicoria        643        2       7790        352         85         164         52
----------------------------------------------------------------------------------------
Menta            644        3       1103        840        266          45         26
----------------------------------------------------------------------------------------
Humanjasha       646        5       3170        505        143         122         36
----------------------------------------------------------------------------------------
Stipa sp         647        6       6750        720        296         129         16
----------------------------------------------------------------------------------------
Ishga            648        7       3155        795        127         121         57
----------------------------------------------------------------------------------------
Romero           649        8       2660       1455        478         214         62
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Contenido adecuado de elementos   300 - 800  30 - 150    5 - 30     30 - 200    50 - 200
esenclales en las plantas
----------------------------------------------------------------------------------------

                                                                         Pag. 43

      CENTROMIN PERU
DIRECCION DE ASUNTOS AMBIENTALES

                                  TABLA 2.2.2/2

 RESULTADOS ANALITICOS DE LOS CURSOS DE AGUAS NATURALES QUE ATRAVIESAN LA OROYA

               Periodo       :Enero - Junio de 1996
               Laboratorio   :Analitico de Centromin Peru S.A.
               Fuente        :Informes de Pruebas de Control

------------------------------------------------------------------------------------------------
                  Codigo      uS      Eh    m^3/min
                    No     Conduct    mV      Fujo     pH    Temp    TSS     OD    NO(3)  SO(4)
------------------------------------------------------------------------------------------------
Rio Tishgo        T-1      344,25  221,95     58,42   8,00  13,06    9,88  28,25  1,33  122,79
------------------------------------------------------------------------------------------------
Rio Mantaro       M-1      430,22  204,43  3 333,67   7,98  12,11   12,25  31,56  0,81  155,86
Puente Chulec
------------------------------------------------------------------------------------------------
Rio Mantaro       M-3      587,44  206,59  3 594,24   7,60  12,06   33,17  32,69  1,19  210,13
Union con Yuall
------------------------------------------------------------------------------------------------
Rio Yuall         Y-1    1 251,22  207,9     656,37   7,64  12,60  136,94  35,82  3,51  733,83
------------------------------------------------------------------------------------------------
Rio Mantaro       M-5      549,11  205,68  4 930,85   7,67  12,97   28,91  36,30  1,38  277,23
Despues de
Efluente 137
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
LMP, Agua Clase III                                  5 - 9                  5,00  0,10  400,00
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                  Codigo                              mg/lt                            Col Fec
                    No      TDS     As    Cd    Cu     Fe    Mn    Pb     Zn    DBO    c/100 ml
------------------------------------------------------------------------------------------------
Rio Tishgo        T-1      239,63  0,02  0,01  0,03   0,30  0,01  0,21   0,65   3,50     3,50
------------------------------------------------------------------------------------------------
Rio Mantaro       M-1      348,33  0,11  0,00  0,05   1,12  0,33  0,09   0,66
Puente Chulec
------------------------------------------------------------------------------------------------
Rio Mantaro       M-3    1 308,60  0,07  0,01  0,08   2,72  1,11  0,10   1,34
Union con Yuall
------------------------------------------------------------------------------------------------
Rio Yuall         Y-1    1 389,11  1,42  0,01  2,35  26,76  5,75  1,25   4,38
------------------------------------------------------------------------------------------------
Rio Mantaro       M-5      504,13  0,21  0,03  0,52   4,49  2,83  0,34   5,31
Despues de
Efluente 137
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
LMP, Agua Clase III                0,20  0,05  0,50   1,00  0,50  0,10  25,00
------------------------------------------------------------------------------------------------

Nota: Los datos proporcionados corresponden a promedios aritmeticos.

                                                                          Pag 44


                              COMPLEJO METALURGICO
                                    LA OROYA


                                [PHOTO OMITTED]

     FOTO 2.2.2./1 ECOSISTEMAS ADYACENTE AL COMPLEJO METALURGICO SE OBSER-
                   VA ROCA CALIZA DISPERSA POR TODA EL AREA.


                                 [PHOTO OMITTED]

                FOTO 2.2.2/2 CASARACRA: VEGETACION DE GRAMINEAS

                                                                          Pag 45


                              COMPLEJO METALURGICO
                                    LA OROYA


                                [PHOTO OMITTED]

    FOTO 2.2.2/3 Km 7 AL SUR DE LA OROYA, COMIENZA A APARECER VEGETACION AR-
                          BUSTIVA Y ESCASAS GRAMINEAS


                                [PHOTO OMITTED]

       FOTO 2.2.2/4 CUSHRUPAMPA: AL FRONDO SE APRECIA EMANCIONES DE GASES
                                  [ILLEGIBLE]

                                                                          Pag 46


                              COMPLEJO METALURGICO
                                    LA OROYA


                                [PHOTO OMITTED]

    FOTO 2.3.1./1 SECTOR RESIDENCIAL DE CHULEC, EN LA CARRETERA HACIA TARMA
     CUENTA CON AREAS BIEN PLANIFICADAS, CAMPO DEPORTIVO Y VEGETACION, ALLI HABITAN FUNCIONARIOS DE CENTROMIN Y SE ENCUENTRA EL HOSPITAL DE CHULEC.


                                [PHOTO OMITTED]

     FOTO 2.3.1./2 SECTOR DE MARCAVALLE, SE OBSERVA UN MERCADILLO Y ASENTA-
      MIENTOS HUMANOS EN LAS LADERAS DEL CERRO. ESTA EN LA ZONA CERCANA AL
                     HOSPITAL DEL IPPS EN LA SALIDA A LIMA.

                                                                          Pag 47


                              COMPLEJO METALURGICO
                                    LA OROYA


                                [PHOTO OMITTED]

     FOTO 2.3.1./3 TAMBO DEL SOL EN LA COMUNIDAD SANTA ROSA DE SACCO, EN LA
      CARRETERA HACIA LIMA. TODOS LOS TERRENOS PERTENECEN A TRABAJADORES Y
                          EXTRABAJADORES DE CENTROMIN.


                                [PHOTO OMITTED]

    FOTO 2.3.1./4 PROYECTO DE VIVIENDA DE CURIPATA A 20 MINUTOS DELCENTRO DE
     LA OROYA, PATROCINADO POR CENTROMIN PARA SUS TRABAJADORES. SE HA PRO-
                    YECTADO, COLEGIO MEDCADO, ESTADIO, ETC.

                                                                          Pag 48


                              COMPLEJO METALURGICO
                                    LA OROYA


                                [PHOTO OMITTED]

    FOTO 2.3.1/5 EN PRIMER PLANO, LAS OFICINAS DE LA GERENCIA CENTRAL DE OPE-
                 RACIONES EN EL COMPLEJO METALURGICO - LA OROYA


                                [PHOTO OMITTED]

    FOTO 2.3.1./6 AMBULANTES EN LAS CALLES DE LA OROYA VIEJA. LAS CASAS HAN
               SIDO CONSTRUIDAS HASTA LAS LADERAS DE LOS CERROS.

                                                                          Pag 49


                             COMOPLEJO METALURGICO
                                    LA OROYA


                                [PHOTO OMITTED]

    FOTO 2.3.1/7 COLEGIO MAYUPAMPA EN EL SECTOR DE CHULEC, ALLI ESTUDIAN HI-JOS DE FUNCIONARIOS DE CENTROMIN, SE ENCUENTRA BIEN EQUIPADO Y LA ENSE-
                              NANZA ES DE CALIDAD.


                                [PHOTO OMITTED]

     FOTO 2.3.1/8 JIRONES DE VIVIENDAS QUE ALBERGAN A TRABAJADORES DE CEN-TROMIN. LA DISPOSICION ESPECIAL DE LAS CONSTRUCCIONES FAVORECE EL DESA-
                 RROLLO DE RELACIONES COMUNITARIAS DE VECINDAD.

                                                                          Pag 50


                              COMPLEJO METALURGICO
                                    LA OROYA


                                [PHOTO OMITTED]

     FOTO 2.3.1/9 SECTOR DE HUAYMANTA QUE ALBERGA VIVIENDAS DE TRABAJADO-
      RES QUE CUENTAN CON SERVICIOS HIGIENICOS Y DE LAVANDERIA COLECTIVOS.


                                [PHOTO OMITTED]

    FOTO 2.3.1./10 EL SISTEMA DE ALCANTARILLADO ADMINISTRADO POR LA MUNICI-
     PALIDAD. ESTRECHAS Y ANTIGUAS CALLES DE LA OROYA VIEJA, OBSERVESE LAS CANALETAS ABIERTAS DE LOS DESAGUES, LOS CUALES VAN DIRECTAMENTE AL RIO
            MANTARO. SE EXPENDE ALIMENTOS JUNTO A LAS AGUAS SERVIDAS.

                                                                          Pag 51


                              COMPLEJO METALURGICO
                                    LA OROYA


                                [PHOTO OMITTED]

FOTO 2.3.1/11 LA OROYA VIEJA ES UNO MAS DE LOS SECTORES DE LA CIUDAD QUE CARECEN
         DE ALCANTARILLADO, PROPICIANDOSE LA TUGURIZACION Y EL HACINA-
         MIENTO


                                [PHOTO OMITTED]

   FOTO 2.3.1/12 SECTOR DE NORMAN KING, CAMINO A LIMA, ASENTAMIENTO HUMANO QUE
             ALBERGA A UN SECTOR DE LA POBLACION DE LA OROYA NUEVA

                                                                          Pag 52


                              COMPEJO METALURGICO
                                    LA OROYA


                                [PHOTO OMITTED]

    FOTO 2.3.1/13 LA BASURA ES RECOLECTADA POR LOS CAMIONES DE LA MUNICIPA-
            LIDAD, LA POBLACION NO COLABORA EN LA LIMPIEZA Y ARROJA
                      CONSTANTEMENTE LA BASURA A LA CALLE.


                                [PHOTO OMITTED]

   FOTO 2.3.1/13A LA CRIANZA DE ANIMALES EN ESPECIAL CERDOS EN LAS VIVENDAS,
            ES COMUN EN LA OROYA. VIEJA ESTOS ANIMALES SE PASEAN LI-
                                  [ILLEGIBLE]

                          -----------------------------
                                   ANEXOS DEL
                                  CAPITULO II
                          -----------------------------

     CENTROMIN PERU S.A.                                                 Anexo A
DIRECCION DE ASUNTOS AMBIENTALES

ABASTECIMIENTO DE AGUA INDUSTRIAL Y DE CONSUMO DOMESTICO - CENTROMIN PERU - LA OROYA

                              [FLOW CHART OMITTED]

                                DIAGRAMA 2.1.2/1

      CENTROMIN PERU S.A.                                                Anexo B
DIRECCION DE ASUNTOS AMBIENTALES



                                DIAGRAMA 2.1.3/1

                       ROSA DE VIENTOS-PROMEDIO ANUAL 1995

                                ESTACION HUANCHAN

                             [WIND GRAPHIC OMITTED]


---------------------------------------------------------------------------------------------------------------------------------
Direccion          N    NNE    NE    ENE     E    ESE    SE   SSE    S    SSO    SO   OSO    O    ONO    NO   NNO     TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Velocidad m/sg    2,1   2,2   2,6    2,2    1,7   2,0   1,2   1,2   0,6   1,9   1,1   1,5   1,3   1,7   2,0   1,8  Prom. 1,7 m/s
---------------------------------------------------------------------------------------------------------------------------------
Frecuencia %      4,1   6,6  21,3   17,0    3,6   4,6   4,3   2,4   0,8   0,6   0,4   2,0   6,1   9,7   9,5   7,1      100%
---------------------------------------------------------------------------------------------------------------------------------

[NORTH ARROW OMITTED]

------------
CAPITULO III
------------

      CENTROMIN PERU S.A.                                                Anexo C
DIRECCION DE ASUNTOS AMBIENTALES

                                DIAGRAMA 2.1.3/2

                       ROSA DE VIENTOS-PROMEDIO ANUAL 1995

                              ESTACION CUSHURUPAMPA

                             [WIND GRAPHIC OMITTED]

--------------------------------------------------------------------------------------------------------------------------------
Direccion          N    NNE    NE    ENE     E     ESE    SE   SSE    S    SSO    SO   OSO    O    ONO    NO   NNO    TOTAL
--------------------------------------------------------------------------------------------------------------------------------
Velocidad m/sg    1,8   1,5   2,1    2,8    1,7    1,2   1,3   1,0   0,7   1,3   1,8   2,4   1,5   0,8   1,0   1,5  Prom. 1,6 m/s
--------------------------------------------------------------------------------------------------------------------------------
Frecuencia %      9,9   8,4  11,2   18,4   12,8    8,0   4,9   2,1   2,3   3,4   5,7   3,0   1,2   1,5   2,5   4,8     100%
--------------------------------------------------------------------------------------------------------------------------------

[NORTH ARROW OMITTED]

     CENTROMIN PERU S.A.                                                 Anexo D
DIRECCION DE ASUNTOS AMBIENTALES

                                DIAGRAMA 2.1.3/2A

                       ROSA DE VIENTOS-PROMEDIO ANUAL 1995

                               ESTACION FUNDICION

                             [WIND GRAPHIC OMITTED]

------------------------------------------------------------------------------------------------------------------------------------
Direccion          N    NNE    NE   ENE    E    ESE    SE   SSE   S    SSO   SO  OSO    O   ONO   NO   NNO   C     V      TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Velocidad m/sg    0,9   0,8   0,9   1,0   0,9   0,8   1,1   1,0  1,0   0,7  1,0  1,1   0,9  1,1  0,9   1,0  0,2   1,3  Prom. 0,9 m/s
------------------------------------------------------------------------------------------------------------------------------------
Frecuencia %     13,4   6,3  19,6   4,0   5,7   4,0  12,0   4,8  5,8   2,0  3,6  2,0   4,5  1,7  6,3   3,3  0,4   0,6      100%
------------------------------------------------------------------------------------------------------------------------------------

[NORTH ARROW OMITTED]

                                                                         Anexo F

                                  [MAP OMITTED]

              DIAGRAMA 2.2.1/1 Ubicacion geografica de la serrania

PAMA COMPLEJO METALURGICO-LA OROYA        Capitulo III                  Pag  55.
--------------------------------------------------------------------------------

      3.3.2 Concentrados de plomo

            a)    Concentrados de plomo de CENTROMIN PERU S.A.

                  En el estudio microscopico de las muestras de concentrados de plomo procedentes de las unidades de Andaychagua, Paragsha, Casapalca, Morococha, San Expedito, Yauricocha, Mahr Tunel, se han determinado los siguientes minerales:

                  Esfalerita (ZnS)           Galena (PbS)
                  Tetraedrita (Cu(3)SbS(3))  Pinta (FeS(2))
                  Ganga (SiO(2) + roca)      Arsenopirita (FeAs(2))

                  Calcopirita (CuFeS)
                  Hematita (Fe(2)O(3))

            b)    Concentrados de plomo de particulares

                  En el estudio microscopico de las muestras de concentrados de plomo procedentes de: Serminco, Ayssa, B.H.L., Transmine/Yauli, Huaron, Uchuchacua, Buenaventura, etc. se han determinado los siguientes minerales:

                  Esfalerita (ZnS)        Galena (PbS)
                  Arsenopirita (FeAsS)    Proustita (3Ag(2)S.As(2)S(3))
                  Pirrotita (Fe l-XS)     Alabandita (MnS)
                                          Pirita (FeS(2))
                                          Ganga (SiO + roca)
                                          Arcanita (K(2)SO(4))

                  Tetraedrita (Cu(3)SbS(3))
                  Bornita (CuSFeS(4))

      3.3.3. Concentrados de zinc

            a)    Concentrados de zinc de CENTROMIN PERU S.A.

                  En el estudio microscopico de las muestras de concentrados de zinc, procedentes de las unidades de Mahr Tunel y Paragsha, se han determinado los siguientes minerales:

                  Pirita (FeS(2))         Calcopirita (CuFeS(2))
                  Marcasita (FeS(2))      Magnetita (Fe(3)O(4))
                  Calcita (CaCO(3))       Covelita (CuS)
                  Arsenopirita (FeAsS)

                  Esfalerita (ZnS)              Galena (PbS)
                  Hematita (Fe(2)O(3))          Geothita (FeO-OH)
                  Tetrahedrita (Cu(3)SbS(3))
                  Ganga (SiO(2) + roca)

                  El mineral que predomina en las muestras es la esfalerita, asimismo, la pirita se encuentra en gran porcentaje como particulas libres y entrelazadas con otros minerales.

3.4.  Descripcion del proceso productivo - extractivo

      3.4.1. Circuito de cobre (Diagrama No. 3.4.1/1 y 3.4.1/2)

            Fundicion de cobre

            El proceso de fundicion de cobre se inicia en la Planta de Preparacion, en donde se dosifica el material recirculante, los fundentes y los concentrados formando las camas de cobre. Esta mezcla es sometida a un proceso de

                                                                         Anexo G

                                 [GRAPH OMITTED]

DIAGRAMA 2.2.1/2 PERFIL ECOLOGICO DE LAS VERTIENTES OCCIDENTALES DE LOS ANDES PERUANOS (Koepcke M.1954)

PAMA COMPLEJO METALURGICO-LA OROYA        Capitulo III                  Pag  56.
--------------------------------------------------------------------------------

            tostacion para eliminar la mayor cantidad de arsenico (As), azufre
            (S), algo de antimonio (Sb) y plomo (Pb). Los solidos de los humos del proceso son recuperados en precipitadores electrostaticos (cottrell). En esta planta se obtiene el trioxido de arsenico (As(2)O(3)), que se separa de los procesos metalurgicos, se transporta a granel a la cancha de almacenamiento de Vado, por su baja calidad y mercado restringido.

            La calcina, producto de la tostacion, pasa a ser fundida en un horno de reverbero con quemadores oxy-fuel, en donde se separan los sulfuros metalicos en la calcina (FeS y Cu(2)S) de la ganga (escoria) y se produce una mata de cobre adecuada para ser cargada y procesada en los convertidores. La escoria es descargada por una abertura ubicada en la pared opuesta a la de los quemadores horizontales, y luego granulada con agua a presion para posteriormente, ser transportada y almacenada en el deposito de escorias de Huanchan. El agua utilizada para la granulacion alcanza los 694 l.p.s. que se descargan al rio Mantaro, situacion que sera eliminada en cuanto se implemente el sistema de recirculacion de agua que se encuentra en su fase final de evaluacion.

            Una vez carga da la mata a los convertidores, se le insufla aire para generar los oxidos ferrosos, los cuales reaccionan con la silice alimentada, produciendose las escorias, que regresan al reverbero. En una segunda etapa, el sulfuro cuproso es oxidado por el aire, el cual a su vez, reacciona con el mismo sulfuro produciendo el cobre ampollado (cobre blister), que se transfiere al horno de retencion para ser moldeado como anodos. Aqui se tiene en ejecucion un proyecto de instalacion de una tornamesa de moldeo, que usara agua atomizada, disminuyendo el consumo de agua industrial en el enfriamiento de los anodos, permitiendo adicionalmente, el mejoramiento de su calidad fisica.

            Los solidos contenidos en los humos de las etapas de fusion y conversion son recuperados en precipitadores electrostaticos. Los gases de SO(2) son evacuados a la atmosfera por la chimenea principal.

            Refineria de Cobre

            En la Refineria de Cobre, los anodos de cobre blister provenientes de la fundicion de cobre, son sometidos a un proceso de electrolisis, obteniendose un catodo de cobre refinado, el cual es vendido como catodo o fundido y moldeado como wire bar.

            El electrolito se purga (bleed off) diariamente, separandose aproximadamente 30 000 l/d para mantener el nivel de impurezas en los rangos requeridos por el proceso.

            Esta solucion es saturada por adicion de chatarra de cobre refinado y evaporacion para producir sulfato de cobre de grado comercial. El 75% de la solucion es retornada como electrolito y el 25% restante es sometida a cementacion con chatarra de fierro para recuperar el cobre. La solucion acida agotada se vierte sin neutralizacion al rio Yauli. Se estudia incorporar un circuito para extraccion por solventes u otro proceso para evitar la contaminacion de este rio.

            Los lodos anodicos obtenidos son tratado en la Planta de Residuos Anodicos.

PAMA COMPLEJO METALURGICO-LA OROYA         Capitulo III                 Pag  57.
--------------------------------------------------------------------------------

            Horno Asarco

            Los catodos de cobre refinado obtenidos de las celdas electroliticas, luego de ser lavados y fundidos en un horno Asarco de columna y el metal moldeado en diferentes formas: barras (wire bars), tapones (pechos) de cobre, lingotes, canales y moldes. El agua de enfriamiento pasa por unas pozas de decantacion y filtracion con paneles de yute que minimizan su contenido de TSS antes de ser vertidas al rio Yauli.

            Planta Alambron

            Las barras de cobre son roladas en caliente hasta convertirlas en alambron negro de 5/16" y alambre trefilado de 6,5 mm de diametro.

            Se dispone de un horno de recocido tipo SALEM que usa como combustible petroleo Diesel, y la reduccion de la seccion de la barra se obtiene a traves de 14 pasos de rodillos trefiladores.

      3.4.2. Circuito de Plomo (Diagrama No. 3.4.2/1 y 3.4.2/2)

            Fundicion de Plomo

            Se inicia el proceso en la Planta de Preparacion, en donde se dosifica el material recirculante, los fundentes y los concentrados formando las camas de plomo. La cama es tratada en la Planta de Aglomeracion de Plomo en donde se reduce la cantidad de azufre contenido mediante un proceso de tostacion (up draft), produciendose un material aglomerado (sinter) con caracteristicas fisicas apropiadas para ser tratado en los hornos de manga.

            El material fino originado por el proceso es recuperado en filtros de bolsas y los humos en el precipitador electrostatico central.

            El aglomerado (sinter) de plomo grueso, es fundido en hornos de manga usando como reductor y combustible el coque, y un porcentaje de chatarra de fierro con el fin de prevenir la formacion de magnetita y evitar la perdida de metales (Pb, Ag) en las escorias. El producto de fusion que sale de los hornos de manga se denomina plomo de obra.

            Al separar la escoria del plomo de obra, esta se granula con agua a presion para luego ser transportada y almacenada en el deposito de escorias de Huanchan. El agua utilizada en la operacion de granulacion como en el caso de escoria del circuito de cobre, es vertida al rio Mantaro.

            El plomo, producido en los hornos de manga denominado plomo de obra, es transportado a ollas receptoras donde es espumado. Las espumas son cargadas a un horno de reverbero donde se separa la mata de cobre, el "speiss" (Cu-As, Sb) y el plomo bullon. El plomo bullon retorna a la olla receptora mezclandose con el plomo de obra limpio. Esta mezcla es "decoperizada" con la finalidad de eliminar impurezas (Cu, As y Sb).

            El plomo, una vez "decoperizado", se calienta y se bombea a las ollas de la seccion moldeo donde se mantiene a 350 - 380(degrees)C, a fin de llevar a cabo el moldeo de anodos en dos tornamesas horizontales.

PAMA COMPLEJO METALURGICO-LA OROYA         Capitulo III                 Pag  58.
--------------------------------------------------------------------------------

            Refineria de Plomo

            El plomo bullon producido en la fundicion, con contenidos de antimonio (Sb), bismuto (Bi) y plata (Ag), se refina electroliticamente, por el proceso Betts modificado en la refineria de Huaymanta.

            Completado el proceso electrolitico, los anodos corroidos quedan con las impurezas insolubles adheridas a sus paredes, y con electrolito ocluido que debe recuperarse. Luego, los lodos son desprendidos con agua a presion (35 000 l/d) y la pulpa se envia al filtro automatico "Larox", obteniendose una torta de lodo anodico con aproximadamente 27% de humedad, listo para su posterior tratamiento en la Planta de Residuos Anodicos. La solucion (filtrado) que sale del filtro Larox es recirculada al circuito de la refineria de plomo.

            Luego del periodo requerido de deposicion catodica, los catodos son removidos de las celdas de deposicion a los tanques de lavado para recuperar el electrolito y luego ser fundidos en una de las tres ollas de 160 t de capacidad, las que son calentadas con petroleo. El plomo fundido es calentado hasta 450(degrees)C y agitado vigorosamente con hidroxido de sodio (NaOH) para espumar el arsenico, antimonio y estano remanentes. El plomo refinado es moldeado en barras de 46 kg para su comercializacion.

            El acido hidrofluosilicico requerido para el proceso de electrolisis es fabricado haciendo reaccionar fluoruro de calcio (CaF(2)) con acido sulfurico (H(2)SO(4)), obteniendose por condensacion acido fluorhidrico (NF), el que posteriormente se hace reaccionar con silice fina (Si0(2)) en un reactor. El residuo solido (CaSO(4)), es descargado directamente al rio Yauli, por lo que se esta viendo la posibilidad de construir canchas de almacenamiento para este subproducto.

            Planta de Residuos Anodicos

            Procesa los lodos anodicos provenientes de las Refinerias de Cobre y Plomo para la obtencion del DORE (Ag-Au), y otros subproductos como: bismuto, selenio y telurio.

            La planta dispone de 2 reverberos de fusion de lodos y uno de reduccion de escorias de bismuto; 4 convertidoras; 3 copelas; 7 ollas de bismuto y la seccion Hidrometalurgia y Electrometalurgia para recuperar el selenio y telurio, respectivamente.

            Refineria de Plata

            Electrorefina el DORE (Ag-Au) para separar la plata del oro. Se dispone de 124 celdas tipo THUM.

      3.4.3. Circuito de Zinc (Diagrama No. 3.4.3/1)

            Tostacion

            Los concentrados de zinc provenientes de Paragsha y Mahr Tunel son tratados en tres tostadores de cama fluida (FER) y otro de cama turbulenta (TLR).

PAMA COMPLEJO METALURGICO-LA OROYA       Capitulo III                   Pag  59.
--------------------------------------------------------------------------------

            Una parte de los concentrados de zinc es mezclada con polvo de oxido de zinc recuperado en el precipitador electrostatico central, para luego ser perdigonado con acido sulfurico. Los concentrados son luego tratados en los tres tostadores de cama fluida, obteniendose perdigones calcinados los que son enviados a la unidad de molienda y cernido. Este producto es almacenado en los silos de la unidad de lixiviacion.

            Con el SO(2) que se obtiene en el tostador de cama turbulenta se produce acido sulfurico de grado comercial (45 000 t/a).

            El oxido de zinc recuperado en los ciclones y precipitador electrostatico tambien es almacenado en los silos de la unidad de lixiviacion.

            Lixiviacion

            El objetivo principal de la etapa de lixiviacion es el de disolver el oxido de zinc y el sulfato de zinc presentes en la calcina.

            El proceso de lixiviacion se lleva a cabo en tanques agitadores donde se carga el electrolito gastado y calcina fina. El hierro presente se oxida con bioxido de manganeso y precipita como un compuesto insoluble denominado ferrita de zinc, junto con el As, Sb y otras impurezas.

            La pulpa obtenida antes de ser enviada a la Unidad de Separacion de Solidos es clasificada en un hidrociclon, separandose la fraccion gruesa (+ 100 mallas) que retorna al primer reactor de Lixiviacion.

            En la planta de separacion de solidos se separa la solucion impura (overflow) del residuo (underflow); este ultimo es lavado y filtrado para asegurar la maxima extraccion de sulfato de zinc.

            El residuo (ferritas de zinc), es enviado a la planta de flotacion, en donde se recupera el zinc y la plata en forma de concentrado. Una parte de la cola (ferritas de zinc) remanente es tratada en la planta de residuos lixiviados de zinc (Zileret) y la otra enviada en forma de pulpa al deposito de Huanchan, donde es almacenada, para su probable posterior tratamiento.

            Purificacion

            La solucion impura de sulfato de zinc, es derivada a la unidad de purificacion en donde las impurezas como el cobre, cadmio y pequenas cantidades de arsenico y antimonio son precipitadas usando polvo de zinc. Esta solucion es filtrada y el residuo es enviado a la Planta de Cadmio para su tratamiento, mientras que la solucion purificada es enviada a la unidad de electrolisis. La electrolisis de la solucion de sulfato de zinc se realiza entre catodos de aluminio y anodos de plomo-plata Luego de una etapa de deposicion de 16 horas los catodos son extraidos de las celdas y el zinc electrolitico es deslaminado y enviado para ser fundido en un horno de induccion.

            Fusion y Moldeo

            Los catodos de zinc obtenidos electroliticamente son fundidos y moldeados en lingotes de 26 kg para su comercializacion.

PAMA COMPLEJO METALURGICO-LA OROYA         Capitulo III                 Pag  61.
--------------------------------------------------------------------------------

                  o La absorcion del gas SO(3) frio se logra por disolucion en H(2)SO(4) de 98,5% - 98,85. En estas condiciones el SO(3) se une al agua del acido en la torre de absorcion.

            b)    Planta de coque

                  Esta planta consta de dos baterias independientes que operan paralelamente, cada una con 10 hornos de coquificacion, aprovechando la generacion del propio gas de coque para la combustion y calentamiento de los hornos.

                  El proceso de coquificacion considera los siguientes pasos:

                  o El carbon es descargado de las tolvas hacia el molino de martillos para ser elevado despues por los cangilones hasta la tolva de alimentacion, con una granulometria uniforme.

                  o Luego el material es cargado a cada uno de los hornos horizontales para su coquificacion.

                  o Durante la descarga, cumplido el ciclo de coquificacion el coque producido es evacuado de cada horno, por un "empujado de trompa" hacia un transportador de cadena de arrastre, que lo lleva hasta un "pozo de coque" para finalmente ser enfriado por rociado de agua.

                  o Los gases calientes que salen de los hornos se enfrian por rociado de agua con lo cual se condensa el alquitran, el cual es llevado a un tanque de sedimentacion.

                  o El alquitran libre de agua es enviado al reverbero de cobre para ser utilizado como combustible y el coque, al circuito de fundicion de plomo.

            c)    Planta de oxigeno

                  En esta planta se fracciona el aire liquido en sus componentes, aprovechando las diferentes temperaturas de ebullicion de los mismos.

                  Para llevar a cabo la operacion de fraccionamiento de aire, la planta industrial esta equipada para:

                  Comprimir el aire

                  Evaporar la humedad y el dioxido de carbono del aire

                  Enfriar el aire a la temperatura de licuacion

                  Producir frio

                  Licuar el aire

                  Fraccionar el aire (rectificacion)

                  Separar las impurezas

            d)    Planta de acido fluosilicico

                  La primera etapa de la produccion de acido fluosilicico se realiza en un horno cilindrico rotatorio el cual recibe fluoruro de calcio en polvo y acido

PAMA COMPLEJO METALURGICO-LA OROYA       Capitulo III                   Pag  62.
--------------------------------------------------------------------------------

                  sulfurico lentamente. El control de la temperatura es importante ya que la reaccion al inicio es violenta.

                  El acido fluorhidrico (NF) gaseoso formado en el horno, es conducido a un sistema de dos condensadores enfriados exteriormente con agua en los cuales el gas es absorbido por el agua que fluye en contracorriente a la direccion del gas. El gas que no ha podido ser absorbido por el agua en el primer condensador pasa al segundo condensador a traves de una tuberia de plomo.

                  El acido fluorhidrico obtenido en los condensadores, es enviado a un tanque de mezcla, donde reacciona con silice finamente granulada manteniendo la mezcla en constante agitacion con aire, para producir asi la solucion de acido fluorsilicico (H(2)SiF(6)) para el electrolito de la Refineria de Plomo.

3.5. Mediciones de parametros de equipos de recuperacion de polvos, monitoreo de emisiones gaseosas y efluentes liquidos

      El COMPLEJO METALURGICO-La Oroya, cuenta con la seccion de Pruebas de Control del Departamento de Control de Procesos, que es responsable de los siguientes trabajos:

      o Medicion de emisiones en chimenea de concreto, reverbero para espumado de plomo, reverbero de cobre, horno "Kiln" de la planta Zileret, hornos de coque.

      o Control de temperatura, tiraje, volumen y perdida de polvo en los diferentes ductos de la fundicion (convertidoras, aglomeracion, reverbero de cobre, hornos de plomo, espumaje, tostadores de zinc y cobre, eficiencia de cottrell caliente, planta de acido sulfurico, eficiencia de los cottrell de arsenico y anodicos, perdida del sistema de ventilacion de reverbero de anodicos, chimenea de concreto, chimenea del reverbero de cobre).

      o Operacion y control de los muestreadores automaticos de polvo en los ductos de fundicion, de reverbero de cobre, convertidoras, aglomeracion, chimenea de concreto, tostadores de cobre.

      o Medicion de tiraje y temperatura en el sistema de reverbero de cobre y cocinas de arsenico.

      o     Medicion del volumen de gas en los hornos de coque.

      o Medicion de lluvia, en las estaciones meteorologicas de La Oroya y Mayupampa.

      o Medicion de la presion barometrica, temperatura ambiental horaria, y humedad relativa de La Oroya.

      o Medicion de flujo y muestreo de los 40 puntos para monitoreo de efluentes liquidos.

      o Control y toma de datos de los equipos instalados en Huanchan: % de SO(2), material particulado de alto volumen y direccion y velocidad de viento. En el

PAMA COMPLEJO METALURGICO-LA OROYA         Capitulo III                 Pag  63.
--------------------------------------------------------------------------------

      Sindicato de Obreros: % de SO(2) y material particulado de bajo y alto volumen. En Casaracra: % de SO(2) y material particulado de alto volumen. En el Hotel Inca: % de SO(2) y material particulado de bajo y alto volumen y en la Subestacion Cushurupampa: % de SO(2) y material particulado de alto volumen, direccion y velocidad de viento.

3.6.  Actividades/Instalaciones de apoyo a las operaciones

      3.6.1. Plantas de generacion de energia

            Centromin Peru cuenta con cuatro centrales hidroelectricas, con 183,4 Mw de potencia instalada.

            Hidroelectrica de Yaupi       : 108.0 Mw

            Hidroelectrica de La Oroya    :   9.0 Mw

            Hidroelectrica de Malpaso     :  54.4 Mw

            Hidroelectrica de Pachachaca  :  12.0 Mw

            El COMPLEJO METALURGICO-La Oroya y las residencias de sus trabajadores consumen un total de 63,0 MW.

      3.6.2. Laboratorio Analitico

            Los analisis quimicos son ejecutados por el Laboratorio Analitico de La Oroya, el cual cuenta con tecnicas de analisis instrumentales modernas y los metodos clasicos. El Laboratorio de Instrumentacion esta equipado con aparatos de rayos X, espectrofotometria de absorcion atomica, espectroscopia de emision optica, espectrometria de rayos X, UV.VIS, colorimetria, y espectrografia de emision. De este ultimo, se han utilizado sucesivamente equipos de tres generaciones. Actualmente ya esta en funcionamiento un espectrofotometro de absorcion atomica Varian 20 BQ PLUS con horno de grafito GTA-96 y generador de hidruros VGA-76 que son utilizados para el analisis de muestras ambientales.

            El Laboratorio Analitico de Centromin Peru S.A., fue registrado como participante en el Programa de Capacitacion Analitica en el marco del Programa de Monitoreo dispuesto por el D.S. No. 016-93-EM y su Modificatoria D.S. No. 059-93-EM, asi como para completar el diagnostico de la performance del laboratorio involucrado en el Programa de Monitoreo de Calidad de Agua, Aire y Emisiones; habiendose realizado a la fecha los analisis de las muestras correspondientes al Estudio 01 de la Evaluacion, de Desempeno, solicitado por la Direccion General de Asuntos Ambientales del MEM.

      3.6.3. Talleres

            Se cuenta con el servicios de los siguientes talleres: Maestranza, Estructural, Garaje, Instrumental, Mecanico, Electrico, Seguridad y Electronica.

PAMA COMPLEJO METALURGICO-LA OROYA         Capitulo III                 Pag  64.
--------------------------------------------------------------------------------

      3.6.4. Agua industrial y potable

            En cuanto al abastecimiento de agua las fuentes son:

            Rio Thisgo: Agua de uso domestico, industrial y para EMSAPA (Empresa
                        Municipal de Agua Potable y Alcantarillado de la Oroya).

            Cuchimachay            : Industrial y para EMSAPA.

            Rio Mantaro            : Agua industrial.

            Pozo Marcavalle        : Agua para EMSAPA.

            Manantial Pichjapuquio : Agua para EMSAPA.

      3.6.5. Alcantarillado y disposicion de basura

            El volumen de descarga de aguas servidas, de las areas residenciales de propiedad de la empresa y de las diferentes plantas de produccion y servicios, se estima en 227 l/s. Se cuenta con dos pozos septicos en la fundicion, para tratar las aguas servidas.

            Los desechos o basura son de dos tipos: industrial y domestica. La basura industrial es tratada en dos incineradores ubicados uno en la fundicion y el segundo en las refinerias de cobre y plomo. La basura domestica es recolectada de las viviendas de la empresa, en camiones y se traslada a la zona de Cochabamba, a 9 Km. de la localidad de La Oroya no recibiendo ningun tratamiento.

                                                                        Pag  65.

       CENTROMIN PERU
DIRECCION DE ASUNTOS AMBIENTALES

                                  TABLA 3.2/1

                 INCREMENTO DE LAS CAPACIDADES INSTALADAS EN EL
                       CORTO PLAZO VIA MEJORAS DE PROCESO


------------------------------------------------------------------------------------------------------
                                                                               Potencial de Incremento
                                        CAPACIDADES INSTALADAS                 -----------------------
                             ---------------------------------------------      Cap. Inst.
                              1,993        1,994        1,995    % Increm.          1,996    % Increm.
------------------------------------------------------------------------------------------------------
Cobre Blister**              62,000       70,000       75,000         7.14         75,000
------------------------------------------------------------------------------------------------------
Cobre Refinado**             58,000       63,500       66,500         4.72         66,500
------------------------------------------------------------------------------------------------------
Plomo Bullon*                90,000       95,000      100,000         5.26        105,000         5.00
------------------------------------------------------------------------------------------------------
Plomo Refinado**             87,000       90,000       91,000         1.11         99,000         8.79
------------------------------------------------------------------------------------------------------
Plata Refinada                  809          809          809                         809
------------------------------------------------------------------------------------------------------
Oro Bullon                    1,720        2,350        2,350                       2,350
------------------------------------------------------------------------------------------------------
Zinc Refinado                70,000       70,000       70,000                      70,000
------------------------------------------------------------------------------------------------------
Bismuto Refinado                816        1,000        1,000                       1,080         8.00
------------------------------------------------------------------------------------------------------
Selenio                          24           24           24                          24         8.00
------------------------------------------------------------------------------------------------------
Teluro                           21           21           21                          30        42.96
------------------------------------------------------------------------------------------------------
Antimonio                       530          530          530                         530
------------------------------------------------------------------------------------------------------
Cadmio                          215          215          215                         215
------------------------------------------------------------------------------------------------------
Indio                         3,500        3,500        3,500                       5,260        50.29
------------------------------------------------------------------------------------------------------
Acido Sulfurico              45,000       45,000       45,000                      45,000
------------------------------------------------------------------------------------------------------
Oleum                        10,000       10,000       10,000                      10,000
------------------------------------------------------------------------------------------------------
Polvo de Zinc                 2,200        2,200        2,200                       2,200
------------------------------------------------------------------------------------------------------
Sulfato de Zinc               2,270        2,270        2,270                       2,270
------------------------------------------------------------------------------------------------------
Concentrado Zn/Ag             3,000        3,000        3,100         3.33          5,260        69.68
------------------------------------------------------------------------------------------------------
Trioxido de Arsenico          4,236        4,236        4,236                       4,236
------------------------------------------------------------------------------------------------------
Sulfato de Cobre              6,000        6,000        6,000                       6,000
------------------------------------------------------------------------------------------------------

(*)  Incremento de Capacidad via mejoras de proceso
(**) Incremento de Capacidad via mejoras de proceso y PAMA

                                                                        Pag  66.

       CENTROMIN PERU
DIRECCION DE ASUNTOS AMBIENTALES

                                  TABLA 3.2/2

               PRODUCION DE METALES REFINADOS Y SUB-PRODUCTOS(Kg)
--------------------------------------------------------------------------------
     Cobre         Cobre          Plomo         Plomo           Zinc         Oro
   Blister      Refinado        Bullion      Refinado       Refinado     Bullion
--------------------------------------------------------------------------------
39 928 904    40 458 689     91 891 967    86 557 969     61 291 316     1 163,3
--------------------------------------------------------------------------------
42 967 405    36 186 498     92 685 724    88 531 269     61 303 626     1 038,0
--------------------------------------------------------------------------------
40 575 428    35 610 358     86 809 065    81 651 471     61 658 869     1 124,7
--------------------------------------------------------------------------------
55 965 473    38 496 076     95 025 719    86 346 369     65 825 403     1 037,1
--------------------------------------------------------------------------------
49 846 232    34 464 279     80 065 590    77 539 688     62 299 716     1 243,1
--------------------------------------------------------------------------------
50 917 528    36 175 614     77 686 041    71 960 893     68 688 663     1 007,5
--------------------------------------------------------------------------------
44 205 078    32 561 472     70 829 349    67 103 636     57 196 161       778,3
--------------------------------------------------------------------------------
54 120 892    39 207 229     91 883 136    85 305 101     67 160 508     1 059,7
--------------------------------------------------------------------------------
59 453 421    39 375 892     89 543 504    82 854 759     67 095 372       890,3
--------------------------------------------------------------------------------
58 626 158    38 952 473     86 163 783    80 090 232     68 956 918       928,3
--------------------------------------------------------------------------------
52 803 567    36 586 867     76 050 022    70 965 675     63 241 284       965,8
--------------------------------------------------------------------------------
55 537 734    45 785 495     79 314 258    74 065 995     64 542 279     1 078,6
--------------------------------------------------------------------------------
58 425 216    55 021 763     84 389 872    80 844 836     66 950 132     1 006,8
--------------------------------------------------------------------------------
55 382 878    51 896 976     79 697 816    74 254 740     62 851 466     1 001,9
--------------------------------------------------------------------------------
59 268 355    54 290 172     91 128 993    85 111 992     68 195 607     1 335,5
--------------------------------------------------------------------------------
57 957 005    54 104 430     87 535 630    81 976 187     63 828 687     1 320,5
--------------------------------------------------------------------------------
53 955 693    50 026 215     85 233 827    79 236 015     67 966 362     1 319,6
--------------------------------------------------------------------------------
55 620 833    53 555 517     83 020 838    76 990 188     68 489 173     1 406,4
--------------------------------------------------------------------------------
50 868 993    47 259 872     72 812 457    67 733 843     63 941 450     1 592,3
--------------------------------------------------------------------------------
54 689 969    50 035 881     75 737 587    70 262 061     64 772 251     1 643,1
--------------------------------------------------------------------------------
60 377 661    57 346 095     87 764 331    81 890 910     69 202 221     1 722,3
--------------------------------------------------------------------------------
48 753 579    47 053 687     71 115 489    66 324 339     59 765 946     1 566,3
--------------------------------------------------------------------------------
54 514 895    51 471 971     71 378 326    66 509 379     66 284 200       935,4
--------------------------------------------------------------------------------
31 788 561    30 315 296     46 873 847    44 287 584     50 574 600       769,7
--------------------------------------------------------------------------------
53 230 741    53 230 741     73 255 469    68 827 153     64 804 900       918,9
--------------------------------------------------------------------------------
52 540 877    49 277 247     74 516 684    69 803 251     61 687 700     1 203,4
--------------------------------------------------------------------------------
52 324 400    51 796 664     80 782 050    74 585 504     62 038 300     1 168,4
--------------------------------------------------------------------------------
60 022 803    55 042 828     89 677 230    84 036 562     63 197 162     1 013,8
--------------------------------------------------------------------------------
62 614 640    60 576 569     94 076 550    87 285 486     66 535 241     2 281,6
--------------------------------------------------------------------------------
63 607 990    59 695 441     94 548 554    88 713 625     67 242 825     1 742,9
--------------------------------------------------------------------------------
71 479 594    65 162 841     96 554 970    89 695 816     68 373 574     1 596,8
--------------------------------------------------------------------------------


Plata (b)   Bismuto (a)     Cadmio   Antimonio                             Indio
 Refinada      Refinado   Refinado       Crudo    Selenio    Telurio    Refinado
--------------------------------------------------------------------------------
630 541,8       745 295    214 590     281 119      8 777     18 138
--------------------------------------------------------------------------------
620 565,4       747 112    200 464     378 659      6 077     18 344       540,6
--------------------------------------------------------------------------------
593 032,6       774 527    150 684     300 034      4 903     15 008       159,8
--------------------------------------------------------------------------------
544 762,5       791 696    170 097     360 697      5 772     16 049       311,9
--------------------------------------------------------------------------------
486 245,3       652 020    168 555      97 432      6 848     17 322       997,1
--------------------------------------------------------------------------------
566 527,8       763 100    186 245                  6 760     28 285     1 557,3
--------------------------------------------------------------------------------
490 636,5       600 406    171 277                  7 076     23 933     1 868,2
--------------------------------------------------------------------------------
661 435,0       677 285    210 376                  8 029      1 793     2 397,6
--------------------------------------------------------------------------------
517 721,2       512 430    211 737                  7 659     26 200     3 458,7
--------------------------------------------------------------------------------
548 969,7       615 039    182 163                  7 747     36 474     2 369,2
--------------------------------------------------------------------------------
555 547,5       500 410    159 302     163 203      6 675     21 208     1 587,4
--------------------------------------------------------------------------------
598 048,5       455 606    173 908     343 007      8 752     12 331     3 271,4
--------------------------------------------------------------------------------
670 975,1       516 148    181 800     527 529     15 936     18 370     3 734,2
--------------------------------------------------------------------------------
649 954,9       610 825    169 553     477 361     12 941     15 418     3 301,6
--------------------------------------------------------------------------------
792 769,3       526 984    190 055     460 034     18 325     21 228     3 484,7
--------------------------------------------------------------------------------
745 568,1       497 607    171 912     426 559     22 908     20 920     3 610,0
--------------------------------------------------------------------------------
741 915,6       638 688    182 344     447 605    222 478     21 310     3 489,0
--------------------------------------------------------------------------------
768 395,0       604 163    178 716     432 274     20 974     20 726     3 673,4
--------------------------------------------------------------------------------
765 731,8       526 144    158 122     322 958     19 553     15 116     2 706,8
--------------------------------------------------------------------------------
733 548,7       651 071    147 327     372 309     20 800     14 094     2 906,0
--------------------------------------------------------------------------------
715 416,0       738 057    176 901     377 117     14 535     15 037     3 867,4
--------------------------------------------------------------------------------
615 147,2       605 296    138 074     358 701     12 035      9 836     3 332,9
--------------------------------------------------------------------------------
597 358,9       412 476    143 500     318 200     11 438      7 457     3 890,1
--------------------------------------------------------------------------------
416 968,8       363 030    108 300     346 400      4 937      4 079     2 119,6
--------------------------------------------------------------------------------
592 212,3       646 573    141 700     304 000      9 384      8 354     3 025,5
--------------------------------------------------------------------------------
588 779,5       520 861    129 600     307 300      8 864      8 143     2 801,3
--------------------------------------------------------------------------------
583 674,0       576 800    137 700     277 700     12 446     13 380     3 145,5
--------------------------------------------------------------------------------
608,893,0       418 547    149 000     311 091     14 425     18 668     3 053,1
--------------------------------------------------------------------------------
539 426,0       937 045    157 122     214 694     17 131     17 399     3 192,5
--------------------------------------------------------------------------------
579 446,0       887 180    145 750     410 789     19 338     28 641     4 049,1
--------------------------------------------------------------------------------
613 361,0       581 962    150 710     230 115     14 549     30 147     5 074,7
--------------------------------------------------------------------------------

Reportes Metalurgicos do diciembre 1965 a 1995 - Contabilidad Metalurgica

D'esde el ano 1966 a 1972 se considera a produccion total de Bi como Bi Refinado + Bi en Base Bullion

La produccion de Plata refinada es igual a la Plata Fina + a Planta Esterlina
(925)

Del ano 1965 a 1986 las producciones eran reportadas en unidades inglesas, a partir del ano 1987 las producciones se reportan segun el SLUMP

La produccion del ano 1992 segun Reportes Mersuales de Fundicion y Refinerias

La produccion de Indio de los anos 1965 a 1986 se tomo del Reporte Estadistico de Produccion de Contabilidad Metalurgica del ano 1987 a 1997 del Reporto Anual de F&R

La Refineria de Cobre amplio su capacidad de 14 a 20 blocks (610 celdas)

                                                                        Pag  67.

                                DIAGRAMA 3.4.1/1
                           DIVISION FUNDICION DE COBRE
                             ENERO - DICIEMBRE 1995
                           (toneladas metricas secas)

                               [FLOWCHART OMITTED]

                                                                        Pag  68.

                                DIAGRAMA 3.4.1/2
                               REFINERIA DE COBRE
                             ENERO - DICIEMBRE 1995
                           (toneladas metricas secas)

                               [FLOWCHART OMITTED]

                                                                        Pag  69.

                                DIAGRAMA 3.4.2/1
                           DIVISION FUNDICION DE PLOMO
                             ENERO - DICIEMBRE 1995
                              (Toneladas metricas)

                               [FLOWCHART OMITTED]

                                                                        Pag  70.

                                DIAGRAMA 3.4.2/2
                               REFENERIA DE PLOMO
                             ENERO - DICIEMBRE 1995
                           (toneladas metricas secas)

                               [FLOWCHART OMITTED]

                                                                        Pag  71.

                               DIAGRAMA 3.4.3/1
                           DIVISION REFINERIA DE ZINC
                             ENERO - DICIEMBRE 1995
                           (toneladas metricas secas)

                               [FLOWCHART OMITTED]

                                  CAPITULO IV

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo IV                 Pag 72.
--------------------------------------------------------------------------------


4.    RESUMEN DE LA EVALUACION Y ANALISIS DE LOS IMPACTOS AMBIENTALES

      La evaluacion de los impactos ambientales se realiza en base a informes tales como: la EVAP (Evaluacion Ambiental Preliminar), efectuada con datos de monitoreo del ano 1994, la declaracion de Emisiones y Vertimientos con informacion del ano 1995, la Auditoria Ambiental de Emisiones y Vertimientos a junio de 1996, la caracterizacion de los componentes ambientales producto de la actividad metalurgica descritos en los capitulos II y III.

      4.1   Fuentes Generadoras de Impactos

            Se ha identificado tres fuentes generadores de impactos, producto de las operaciones metalurgicas:

            o     Emisiones gaseosas y material paniculado

            o     Efluentes Liquidos

            o     Residuos Solidos

            Asi mismo otros problemas ambientales determinados son: Efluentes de Aguas Servidas y Residuos domesticos.

            4.1.1 Emisiones Gaseosas y Material Particulado

                  Estas emisiones generadas en los circuitos de fundicion son descargadas a la atmosfera por la chimenea principal de 167,5 m de altura, 95 chimeneas secundadas de altura variable, de las cuales 33 estan destinadas para gases de combustion, 39 para gases industriales y 23 para vapor de agua o aire. En las Tablas 4.1.1/1, 2 y 2A se consigna el inventario de los principales puntos de emision asi como la composicion de los gases y material paniculado emitidos.

                  En 1 995 se descargaron a la atmosfera por la chimenea principal 899,8 t de SO(2)/dia y 8,9 t/dia de material particulado. El 7.2 % del azufre que ingreso al proceso, se fijo en forma de acido sulfurico, el 4,3% se fijo en residuos solidos y el 88,5 % se descargo a la atmosfera en forma de anhidrido sulfuroso. De los materiales particulados generados el 97% se recupero en los sistemas existentes de precipitacion electrostatica y el 3% se descargo a la atmosfera por la chimenea principal. En la tabla siguiente se adjunta el balance de azufre del ano 1995.

                  --------------------------------------------------------------
                                Ingreso               ton de S            %
                  --------------------------------------------------------------
                  Concentrados de Cobre               78 080,1          41,08
                  --------------------------------------------------------------
                  Concentrados de Plomo               43 282,5          22,77
                  --------------------------------------------------------------
                  Concentrados de Zinc                51 011,7          26,84
                  --------------------------------------------------------------
                  Fundentes para Cobre                 9 441,4           4,97
                  --------------------------------------------------------------
                  Fundentes para Plomo                 6 934,0           3,65
                  --------------------------------------------------------------
                  Otros                                1 320,0           0,69
                  --------------------------------------------------------------
                  Total ingreso                      190 069,7         100,00
                  --------------------------------------------------------------

                                Fijado                ton de S            %
                  --------------------------------------------------------------
                  Acido Sulfurico                     13 681,7           7,20
                  --------------------------------------------------------------
                  Escoria de Cobre                     4 239,3           2,23
                  --------------------------------------------------------------
                  Escoria de Plomo                     1 427,6          0,755
                  --------------------------------------------------------------
                  Concentrados Zn/Ag                     652,0           0,34
                  --------------------------------------------------------------
                  Efluentes liquidos                     551,1           0,20
                  --------------------------------------------------------------
                  Ferritas de Zn                         786,5           0,41
                  --------------------------------------------------------------
                  Polvo de la chimenea principal         300,2           0,16
                  --------------------------------------------------------------
                  Otros (CuSO(4), ZnSO(4),etc.)          224,7           0,12
                  --------------------------------------------------------------
                                 Total fijado         21 863,2          11,50
                  --------------------------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo IV                 Pag 73.
--------------------------------------------------------------------------------


                  Las emisiones gaseosas fugitivas impactan igualmente al aire, pero son dificiles de cuantificar por no ser regulares y generalmente se dispersan rapidamente.

                                TABLA N0 4.1.1/1

                  PUNTOS DE EMISIONES GASEOSAS Y MATERIAL PARTICULLADO

                  --------------------------------------------------------------------------
                    Cod.         Puntos de Emision        Altura       Equipo de
                                                             m        tratamiento
                  --------------------------------------------------------------------------
                   1     Chimenea Principal                 168   Precipitador electrostati-
                                                                  co
                  --------------------------------------------------------------------------
                   2     Chimeneas secundarias
                         o Chimenea de Fierro                91   Ninguno
                         o Chimenea de Coque  Bateria A      19   Ninguno
                         o Chimenea de Coque  Bateria B      19   Ninguno
                         o Sist.Vent. Ollas de Bismuto       15   Lavador de gases
                           P.R.A.
                         o Sist.Vent. Convertidores P.R.A.   19   Filtros de bolsas
                         o Sist.Vent. Copelas - P.R.A.       15   Precipitador Electrostatico
                         o Sist.Vent. Tostadores de Zinc     30   Lavador de gases, filtros
                                                                  de bolsas
                         o Emisiones en las Refinerias de    19   chimeneas de venti-
                           Cu, Pb y Otros                         lacion
                  --------------------------------------------------------------------------
                   3     Emisiones Fugitivas                      Ninguno
                  --------------------------------------------------------------------------

                   P.R.A: Planta de Residuos Anodicos

                  a) Emisiones por la Chimenea Principal

                        Ver Tablas 4.1.1/3 y 4.l.1/3A y Fotos 4.l.1/l y 4.1.l/2.

                        o     Volumen de gases y concentracion de SO(2).

                              Para 1 995 el volumen de gases y su respectiva concentracion de SO(2) descargado por esta chimenea al ambiente a condiciones de operacion, fue como sigue:

                              ------------------------------------------------------
                                                   Volumen (m^3/seg)   SO(2)(mg/m^3)
                              ------------------------------------------------------
                              Chimenea principal       1 145,61          9 379,00
                              ------------------------------------------------------

                              Las Plantas generadoras de SO(2) segun
                              distribucion porcentual, son:

                                    - Tostadores de Cobre          4,10%
                                    - Reverbero de Cobre          18,31%
                                    - Convertidores de Cobre      24,37%
                                    - Aglomeracion de Plomo       21,83%
                                    - Hornos de Plomo              4,35%
                                    - Tostadores de Zinc (FBR)    19,32%
                                    - Residuos Anodicos            7,72%
                                                TOTAL            100,00%

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo IV                 Pag 74.
--------------------------------------------------------------------------------


                        o     Material Particulado

                              En el cuadro siguiente se observa las emisiones de material particulado generado por las diferentes plantas hacia la chimenea principal, asi mismo las eficiencias de recuperacion de los diferentes precipitadores electrostaticos (Cottreles).

--------------------------------------------------------------------------------
CARGA DE                   COTT.CENTRAL      COTT.ARSENICO        COTT.P.R.A.
POLVO: t/d
--------------------------------------------------------------------------------
CIRCUITO     DUCTO       INGRESO   SALIDA   INGRESO   SALIDA   INGRESO   SALIDA
--------------------------------------------------------------------------------
            Tostadores                       32,704   1,676
COBRE       Reverberos    25,255   0,857
            Converti.     62,139   2,109
--------------------------------------------------------------------------------
            Aglomerac.     1,582   0,053
PLOMO       Hornos Pb.    15,029   0,510
            Espumado       2,549   0,087
--------------------------------------------------------------------------------
ZINC        Tost (FBR)    90,982   3,088
--------------------------------------------------------------------------------
REF.(PRA)   Rever.Fus.                                          3,615     0,470
            Ventilac.                                                     0,046
--------------------------------------------------------------------------------
TOTAL                    197,536   6,704     32,704   1,676     3,615     0,516
                                    (*)
--------------------------------------------------------------------------------
EFICIENC.                  96,6%              94,9%             87,0%
--------------------------------------------------------------------------------
Fuente: informe Anual de Pruebas de Control.
(*) Valor determinado por calculo.

                              El Diagrama 4.1.1/1 muestra el manipuleo de gases y polvos en los cottrelles.

                              Para 1 995 la cantidad de solidos descargados al ambiente fueron:

                              ---------------------------------------------------------------
                                                   Contenidos metalicos   Solidos suspendidos
                                                          mg/m^3                 mg/m^3
                                                   --------------------
                                                     As     Cd     Pb
                              ---------------------------------------------------------------
                              Chimenea principal   17,96   0,92   23,25          89,88
                              ---------------------------------------------------------------

                              Las emisiones particuladas totalizan
                              aproximadamente 8,896 ton. metricas por dia; de ellas se han cuantificado como constituyentes los siguientes elementos pesados:

                                    Plomo       2.30 t/d
                                    Arsenico    1.78 t/d
                                    Zinc        0.33 t/d
                                    Antimon     0.24 t/d
                                    Cadmio      0.09 t/d

                              Adicionalmente se adjunta las estadisticas (Tabla No 4.l.l/3B) y Graficos No 1, 2 y 3 de los ultimos 20 anos de las emisiones gaseosas y material particulado por la chimenea principal, donde se aprecia la reduccion tanto de emisiones de SO(2) como de material particulado, pese a que se ha incrementado la capacidad de la Fundicion de 60 000 a 75 000 t/ano de cobre blister, esta reduccion de emisiones al ambiente se debe fundamentalmente a los cambios de indices metalurgicos y al proyecto oxy-fuel implementados

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo IV                 Pag 75.
--------------------------------------------------------------------------------


                  b) Emisiones por las Chimeneas Secundarias

                        o     Emisiones por la Chimenea de fierro

                              La chimenea de fierro esta ubicada junto al reverbero de cobre y las emisiones gaseosas y de material particulado provienen del sistema de ventilacion de los pechos y canales de escoria y mata. Estas emisiones alcanzan no mas del 9% del caudal emitido por la chimenea principal. Sin embargo, son significativas por sus concentraciones de plomo y arsenico (ver Tablas 4.1.1/4 y 4.l.l/4A.

                        o Emisiones por las Chimeneas de Planta de Coque - Baterias A y B

                              Este emisor conduce un flujo de 14,86 Nm^3/seg., de gases, conocidos como gases de desecho.

                              Los gases emitidos por las chimeneas de las baterias A y B son producto de la combustion llevados a cabo en las camaras de calentamiento del proceso de coquificacion, cuyos analisis se consignan en las Tablas 4.1.1/5, 4.1.1/5A, 4.1.l/5B, 4.1.1/5C.

                        o Sistema de Ventilacion de Ollas de Bismuto - Planta de Residuos Anodicos

                              La emision de gases de las ollas de bismuto Nos. 4, 5 y 6 es producto de la oxidacion y clorinacion en la etapa de refinacion de bismuto. Las emisiones gaseosas son previamente purificadas en un lavador de gases. El analisis de las emisiones son consignadas en las Tablas 4.1.1/6 y 4.1.1/6A

                        o Sistema de Ventilacion de Convertidores - Planta Residuos Anodicos

                              La emision de gases de los Convertidores Nos. 1, 2, 3 y 4 es producto de la oxidacion selectiva de antimonio y bismuto en los convertidores y de la reduccion de Bismuto en el reverbero No 3. El material paniculado que acompana a los gases es previamente recuperado en tres unidades de filtros de bolsas. Los analisis de las emisiones son detallados en las Tablas 4.1.1/7 y 4.l.1/7A.

                        o Sistema de Ventilacion de Copelas Planta Residuos Anodicos

                              El sistema de ventilacion de copelas permite la captura de humas metalicos de las copelas Nos. 1, 2 y 3, producto del proceso de oxidacion selectiva de selenio, teluro, y otros elementos menores los que son recuperados en un lavador de gases y precipitador electrostatico humedo. Los gases remanentes se evacuan por una chimenea cuyos analisis son consignados en las Tablas 4.1.1/8 y 4.1.1/8A.

                        o     Sistema de Ventilacion de Tostadores de Zinc

                              Las emisiones son de las unidades de perdigonacion y tostacion de cama finida. Las emisiones estan constituidas por gases residuales de SO(2), combustion y material particulado, no recuperado en los lavadores de gaes y

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo IV                 Pag 76.
--------------------------------------------------------------------------------

                              filtros bolsa, de los procesos de tostacion y del manipuleo de materiales (concentrados, perdigones y calcina). Los analisis de las emisiones se consignan en la Tablas 4.1.1/9 y 4.1.1/9A.

                        o     Emisiones en las Refinerias de Cobre y Plomo y
                              Otros

                              El sistema comprende un conjunto de 19 chimeneas ubicadas en la refineria de cobre, plomo, horno asarco y planta de alambron.

                              En la refineria de cobre por la naturaleza del proceso de electro-refinacion, produccion de sulfato de cobre y lixiviacion de lodos anodicos requiere elevar la temperatura de los procesos generando emisiones de vapor de agua y contaminantes menores de acido sulfurico y sulfato de cobre.

                              Las operaciones del horno asarco incluye el enfriamiento de las barras de cobre que producen emisiones de vapor de agua que arrastran particulas inertes de bone ash (desmoldante).

                              La planta de alambron emite vapor de agua (libre de contaminantes) producto del enfriamiento de los rollos de alambron.

                              En la refineria de plomo las emisiones provienen del proceso de electrorefinacion de plomo las que consiste de vapor de agua y contenidos menores de acido fluorsilisico. Tambien hay emisiones de acido fluorhidrico en la planta de acido fluorsilicico.

                              Durante la fusion de catodos de plomo refinado se desprenden vapores metalicos que son captados por medios de campanas y derivados a un filtros bolsas, evacuandose al ambiente los gases residuales. Los gases de combustion con su composicion tipica son evacuados al ambiente independientemente de los gases de fusion.


                  c) Emisiones Fugitivas

                        o     Fundicion de Cobre

                              En la planta de preparacion, se producen estas emisiones por arrastre de materiales solidos fuera del alcance de las campanas y esto ocurre basicamente cuando excede la capacidad de los extractores.

                              En la planta de tostadores se reproducen emanaciones de gases SO(2) y solidos que descargan al ambiente directamente desde el piso de carga, por falta de tiro en el ducto principal de evacuacion.

                              Asimismo, se ha observado fugas de gases y polvos generados en las operaciones de descarga de los tostadores de cobre hacia los carros calcineros, al no ser captados por las campanas del sistema de ventilacion.

                              El inadecuado sistema de ventilacion de los convertidores permite la fuga de polvo y emisiones de gases SO(2) al ambiente durante el carguio del material frio recirculante.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo IV                 Pag 77
--------------------------------------------------------------------------------

            En los hornos de retencion para el moldeo de cobre blister, los gases de combustion y de SO2, se difunden libremente por falta de un sistema de captacion.

            En la Tabla 4.1.1/10 se presenta la caracterizacion de estas emisiones fugitivas.

      o     Fundicion de Plomo

            En los hornos de plomo se registran emisiones fugitivas especialmente durante las operaciones de emergencia como parada de hornos, limpieza de columnas de hornos, cambios de tanques de asentamiento, etc. y en las ollas de recepcion y de decoperizado de la planta de tratamiento de espuma por falta de sistemas de captacion.

            En el horno reverbero de tratamiento de espuma existen emisiones fugitivas especialmente durante las coladas del producto y carga de materiales.

            En la Tabla 4.1.1/10, se adjuntan las caracteristicas de estas emisiones.

      o     Circuito de Zinc

            En la planta de tostadores de cama fluida y perdigonacion se producen emisiones fugitivas de material particulado en los sistemas de transporte de calcina.

            Presencia de material particulado en el ambiente de tostadores de lecho turbulento (TLR)

            Presencia de vapor de agua con trazas de acido sulfurico en area de enfriadoras de la planta electrolitica de zinc.

            En la planta zileret existe emisiones de gases y material particulado durante la descarga de esponja de fierro del horno kiln.

            En la Tabla 4.1.1/10, se resume la descripcion de las emisiones fugitivas de este circuito.

      o     Residuos Anodicos y Refineria de Plata

            Existe emisiones gaseosas y material particulado durante la descarga del reverbero de fusion y en el trasvase de los materiales fundidos a los convertidores. Esta situacion se agrava por la baja eficiencia de los sistemas de ventilacion.

            En la Tabla 4.1.1/10 se muestran las caracteristicas de las emisiones fugitivas en esta planta.

4.1.2 Efluentes Liquidos

      Los efluentes liquidos producto de las operaciones metalurgicas que tienen impacto en los rios receptores Yauli y Mantaro, suman en total 40 efluentes. Estos efluentes estan constituidos por soluciones propias de los procesos, aguas de re-

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo IV                 Pag 78
--------------------------------------------------------------------------------

      frigeracion de equipos electricos, chaquetas, etc. y por efluentes de aguas servidas de banos y lavaderos que se mezclan.

      En el cuadro adjunto se especifican los 40 efluentes, su No de codigo y su descripcion.

--------------------------------------------------------------------------------
             EFLUENTES LIQUIDOS - COMPLEJO METALURGICO LA OROYA
--------------------------------------------------------------------------------
PUNTO CODIGO               DESCRIPCION                                CIRCUITO
--------------------------------------------------------------------------------
  1   R-l   Refineria de Cobre (Ex-Refineria de Plomo)                Ref. Cu
--------------------------------------------------------------------------------
  2   R-2   Eliminado: Planta de Alambron                                "
--------------------------------------------------------------------------------
  3   R-3   Planta Horno Asarco-Salida poza de sedimentacion             "
--------------------------------------------------------------------------------
  4   101   Planta de Coque-Aguas de Desecho                         Fund. Pb
--------------------------------------------------------------------------------
  5   102   Patio de Taller Estructural                              Talleres
--------------------------------------------------------------------------------
  6   103   Eliminado: Taller Estructural y Proteccion Interna           "
            (SSHH)
--------------------------------------------------------------------------------
  7   104   Eliminado: Proteccion Interna-Jefatura (SSHH)            Servicios
--------------------------------------------------------------------------------
  8   105   Eliminado: Planta de Acetileno                           Talleres
--------------------------------------------------------------------------------
  9   106   Maestranza, Bodega (Fundicion de Fierro)                     "
--------------------------------------------------------------------------------
  10  107   Planta Antimonio, tanques acido, Taller                      "
            Instrumental, Of. de Talleres y Equipo Liviano
--------------------------------------------------------------------------------
  11  108   Taller de Componentes (SSHH), Cochera                        "
--------------------------------------------------------------------------------
  12  109   Taller de Componentes, Patio                                 "
--------------------------------------------------------------------------------
  13  110   Taller Carpinteria Instrumental                              "
--------------------------------------------------------------------------------
  14  111   Capacitacion Lavadero                                    Servicios
--------------------------------------------------------------------------------
  15  112   Equipo Pesado, Estacion Bomberos, Ex-Tareadores          Talleres
--------------------------------------------------------------------------------
  16  113   Eliminado: Ingenieria Industrial                         Servicios
--------------------------------------------------------------------------------
  17  114   Casa de Fuerza Pruebas de Control                      Serv./Mantto.
--------------------------------------------------------------------------------
  18  115   Planta Ionica, Casa de Fuerza                                "
--------------------------------------------------------------------------------
  19  116   Planta de Oxigeno, Cable Carril (SSHH)                       "
--------------------------------------------------------------------------------
  20  117   Planta de Oxigeno, Antigua                                   "
--------------------------------------------------------------------------------
  21  118   Fund. de Cobre y Plomo - Granulacion de Escoria         Fund. Cu-Pb
--------------------------------------------------------------------------------
  22  119   Fundicion de Cobre y Plomo - canal Principal No 2            "
--------------------------------------------------------------------------------
  23  120   Planta Electrolitica de Zinc - Servicios Higienicos       Ref. Zn
--------------------------------------------------------------------------------
  24  121   Planta de Residuos Anodicos - Descarga de las Unidades  Ref. Cu-Pb
            de Selenio y Teluro y Servicios Higienicos
--------------------------------------------------------------------------------
  25  122   Planta de Residuos Anodicos - Salida de la Poza de            "
            Sedimentacion de la Lavanderia
--------------------------------------------------------------------------------
  26  123   Planta Residuos Anodicos - Poza de Sedimentacion              "
--------------------------------------------------------------------------------
  27  124   Planta Electrolitica Zn-Efluente Lavador de Anodos        Ref. Zn
--------------------------------------------------------------------------------
  28  125   Planta Electrolitica de Zinc - Agua de Refrigeracion         "
--------------------------------------------------------------------------------
  29  126   Planta Electrolitica de Zinc, Refrigeracion de               "
            Rectificadores y Derrames de Purificacion
--------------------------------------------------------------------------------
  30  127   Refrigeracion Sub-Estacion Planta de Zinc                    "
--------------------------------------------------------------------------------
  31  128   Fusion Moldeo y Almacenaje de Zinc                           "
--------------------------------------------------------------------------------
  32  129   Construccion Fundicion - Servicios Higienicos          Serv./Mantto.
--------------------------------------------------------------------------------
  33  130   Oficina y Bodega Construccion                                "
--------------------------------------------------------------------------------
  34  131   Planta de Cadmio Piro, D.I.M.                             Ref. Zn
--------------------------------------------------------------------------------
  35  132   D.I.M., Planta Piloto y Taller de Mecanica                   "
--------------------------------------------------------------------------------
  36  133   Planta Indio-Solucion Agotada de Lavado Alcalino             "
--------------------------------------------------------------------------------
  37  134   Planta de Indio - Solucion de Descarte                       "
--------------------------------------------------------------------------------
  38  135   Canal Principal No 1 (Paralelo al FF.CC.)                    "
--------------------------------------------------------------------------------
  39  136   Canal Paralelo al Canal Principal No 1                       "
--------------------------------------------------------------------------------
  40  137   Efluente Poza Ferritas de Zinc                               "
--------------------------------------------------------------------------------
Nota: La clasificacion por tipo de efluente se aprecia en la pagina 199.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo IV                 Pag 79
--------------------------------------------------------------------------------

En la Tablas 4.1.2/2, 2A, 3 y 3A se consignan las caracteristicas de los efluentes.

Del total de 40 efluentes se han determinado que siete de ellos (7) son los principales contribuyentes de contaminantes. Estos 7 efluentes representan de 94 a 95% de carga total de los 40 efluentes, mientras que por elementos significan:
29-57,5% de carga de As, y mas del 90% para los elementos Cd, Cu, Fe, Mn, Pb y Zn, tal como se indican en las Tablas 4.1.2/4. 4A, 5 y 5A.

De acuerdo a las Tablas 4.1.2/6 y 6A los rios Yauli y Mantaro llegan a La Oroya con altos contenidos de contaminantes industriales, pero aun asi se encuentran dentro de la calidad de agua clase III, excepto el Mn en ambos rios ademas del Pb en el rio Yauli.

Ambos receptores son monitoreados en los siguientes puntos:

--------------------------------------------------------------------------------
Receptores: Puntos de Muestreo en los Rios Mantaro y Yauli
--------------------------------------------------------------------------------
 PUNTOS                        UBICACION
--------------------------------------------------------------------------------
  M-1      Rio Mantaro, puente Chulec, a 2 m aguas abajo
--------------------------------------------------------------------------------
  M-2      Rio Mantaro, viviendas de Torres Hidro a 15 m aguas abajo
--------------------------------------------------------------------------------
  M-3      Rio Mantaro, Puente Cascabel a 10 m aguas abajo
--------------------------------------------------------------------------------
  M-4      Rio Mantaro, A 4 Km carretera Oroya - Huancayo a 100 m del deposito
           Huanchan
--------------------------------------------------------------------------------
  M-5 Rio Mantaro, a 5 Km carretera Oroya-Huancayo, despues del deposito ferritas de Zn
--------------------------------------------------------------------------------
  Y-1      Rio Yauli, puente Marcavalle a 2 m aguas abajo
--------------------------------------------------------------------------------
  Y-2      Rio Yauli, puente Huaymanta a 20 m aguas abajo
--------------------------------------------------------------------------------
  Y-3      Rio Yauli, puente Sudete a 15 m aguas arriba
--------------------------------------------------------------------------------

En la Tabla 4.1.2/1 se presenta en forma resumida los puntos de muestreo clasificados de acuerdo al Protocolo de monitoreo de aguas, mientras que en los Diagramas 7.2.4/4, 5, 6 del Capitulo VII, se indica al detalle, la ubicacion de los puntos de muestreo correspondientes a los principales efluentes de los Circuitos de Fundicion y Refinerias de La Oroya teniendo como referencia el informe EVAP.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo IV                 Pag 80
--------------------------------------------------------------------------------

                                TABLA No 4.1.2/1

                             ESTACIONES DE MUESTREO

---------------------------------------------------------------------------------------------------------------------------
                                                                                                             FLUJO DE
                          FLUJO DE                         FLUJO DE                                          ENTRADA
  COMPONENTE              ENTRADA         ESTACIONES        SALIDA            ESTACIONES        TOTAL        O SALIDA

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Curso de aguas
naturales
- Rio Yauli           - Aguas Arriba          Y-1          Aguas Abajo          Y-2, Y-3          3    4 a 6 Registros
                                                                                                         al mes c/u

- Mantaro             - Aguas Arriba    M-1, M-2 y M-3     Aguas Abajo          M-4 y M-5         5
                                                                                                       4 a 6 Registros
                                                                                                         al mes c/u
---------------------------------------------------------------------------------------------------------------------------
Descarga de agua
industrial, Ref. y
cloacales (Zona
Industrial)

- Ref. de Cu y Pb                                                              R1, R2, R3         3      8 registros al mes

- Fundicion                                                                101, 102, 103, 104    37      8 registros al mes
                                                                           105, 106, 107, 108
                                                                           109, 110, 111, 112
                                                                           113, 114, 115, 116
                                                                           117, 118, 119, 120
                                                                           121, 122, 123, 124
                                                                           125, 126, 127, 128
                                                                           129, 130, 131, 132
                                                                           133, 134, 135, 136
                                                                                  y 137
---------------------------------------------------------------------------------------------------------------------------
Procesamiento
- Rio Tishgo          - Agua fresca           T-1                                                 1    4 a 6 registos al
                                                                                                         mes

- Rio Mantaro         - Agua fresca           M-3                                                 0    En aguas natura
                                                                                                         les
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                             49 Estaciones
---------------------------------------------------------------------------------------------------------------------------

Nota:    Los efluentes R-1, R-2 y R-3, descargan al rio Yauli
         Los efluentes del 101 al 137, descargan al rio Mantaro

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo IV                 Pag 81
--------------------------------------------------------------------------------

4.1.3 Residuos Solidos

      Los residuos solidos mas impactantes que se manejan en el Complejo Metalurgico son las escorias de cobre y plomo, las ferritas de zinc y el trioxido de arsenico, los que son depositados en areas alejadas de la zona industrial.

      Las escorias no tienen valor economico, en cambio las ferritas de zinc por contener este metal en cantidades apreciables, son considerados como una reserva de zinc para ser explotado en el futuro. Respecto al trioxido de arsenico el mercado se encuentra deprimido.

      Otros materiales de menor impacto son los residuos de talio, la basura industrial y domestica.

      a) Escorias de Cobre y Plomo

            Estas escorias se generan en los hornos de manga de plomo y del horno reverbero de cobre, luego de ser granuladas por enfriamiento brusco mediante agua a presion y transportadas por gravedad en forma de "slurry", separacion solido-liquido, se envia por medio de un sistema de cable carril hasta el deposito de "Huanchan". Ver Diagrama 4.1.3/1.

            El agua que sirve para la granulacion, se descarga en forma directa al rio Mantaro, arrastrando escoria fina en suspension y metales disueltos.

            Los analisis de las soluciones son los siguientes:

--------------------------------------------------------------------------------
             Cu    Pb    Fe    As    Sb   SO(2) SO(4) NO(3)          Solidos

            mg/l  mg/l  mg/l   g/l   g/l   g/l   g/l  mg/l   pH     %    g/l
--------------------------------------------------------------------------------
Horno Pb 1  0.6   1.0   1.5   0.18  0.03  0.38  0.08  0.68  0.24  2.30  25.2
--------------------------------------------------------------------------------
Horno Pb 2  0.5   1.0   2.0   0.23  0.04  0.38  0.06  0.59  0.24  2.10  24.3
--------------------------------------------------------------------------------
Reverbero   0.8   0.8   1.5   0.04  0.10  .016  0.18        5.60  1.50  28.5
--------------------------------------------------------------------------------

            En el cuadro siguiente se sumarizan las caracteristicas de los depositos de escorias:
--------------------------------------------------------------------------------
   DIMENSIONES
--------------------------------------------------------------------------------
   Area                                         250 000 m^2
--------------------------------------------------------------------------------
   Altura                                          70 m
--------------------------------------------------------------------------------
   CARACTERISTICAS
--------------------------------------------------------------------------------
   Peso                                  10 millones de toneladas
--------------------------------------------------------------------------------
   Analisis Quimico                          Ver Tabla 4.1.3/2
--------------------------------------------------------------------------------
   Humedad                                         6,0 %
--------------------------------------------------------------------------------
   Estabilidad                                   Estables
--------------------------------------------------------------------------------
   Granulometria                            Ver Tabla 4.1.3/2A
--------------------------------------------------------------------------------
   E Solubilidad                                No presenta
--------------------------------------------------------------------------------
   UBICACION                    Ver Plano M03-96-02, adjunto en este Capitulo.
--------------------------------------------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo IV                 Pag 82
--------------------------------------------------------------------------------

            Las caracteristicas de este deposito y su proximidad a la carretera central y el rio Mantaro generan como impactos ambientales tanto potenciales como reales su estabilidad y su interaccion con el medio ambiente.

            La accion eolica tambien se manifiesta sobre el deposito arrastrando parte de las particulas finas que conforman las escorias.

      b)    Trioxido de Arsenico

            Este subproducto es generado por la tostacion de polvo recuperado en el cottrell de arsenico mezclado con pirita, el arsenico se volatiliza y los vapores procesados pasan al cottrell caliente y de alli a las cocinas donde el producto obtenido contiene un 96% de As(2)O(3).

            Por sus escasas ventas, ha sido depositado en dos areas, una desde 1992 en Malpaso, operativo durante aproximadamente 25 anos, y otra en la zona de Vado, en actual uso.

            En el cuadro siguiente se sumarizan las caracteristicas de estos depositos:

--------------------------------------------------------------------------------
  DIMENSIONES                     MALPASO                    VADO
--------------------------------------------------------------------------------
  Area                          18 000 m^2                45 000 m^2
--------------------------------------------------------------------------------
  Altura                          2 a 3 m                   2 a 5 m
--------------------------------------------------------------------------------
  Profundidad                     2 a 3 m                   2 a 5 m
--------------------------------------------------------------------------------
  CARACTERISTICAS
--------------------------------------------------------------------------------
  Peso                          45 000 ton                115 000 ton
--------------------------------------------------------------------------------
  Analisis Quimico           Ver Tabla 4.1.3/2         Ver Tabla 4.1.3/2
--------------------------------------------------------------------------------
  Humedad                          2.0 %                     2.0 %
--------------------------------------------------------------------------------
  Estabilidad                    Inestable                 Inestable
--------------------------------------------------------------------------------
  Granulometria             Ver Tabla 4.1.3/2A        Ver Tabla 4.1.3/2A
--------------------------------------------------------------------------------
  Solubilidad                     Soluble                   Soluble
--------------------------------------------------------------------------------
  UBICACION                Ver Fig. 1 y Plano 1    Ver Fig. 1 y Plano 1 anexos
                           anexos al Capitulo 5,   Proyecto al Capitulo 5,
                           Proyecto No 14.         No 14.

            Por estar los depositos en areas de material aluvional y muy cercanas al rio Mantaro y expuestos a la accion de las lluvias las que se intensifican en los meses de enero a marzo, percolan y ocasionan la disolucion del arsenico y otros elementos, llegando a discurrir y contaminar el rio Mantaro.

            La evaluacion de calidad de las aguas de este rio, realizadas por nuestra Division de Investigaciones Metalurgicas antes y despues del stock de Vado, reportaron los siguientes resultados (mg/l):

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo IV                 Pag 83
--------------------------------------------------------------------------------

        Calidad de las Aguas del Rio Mantaro Antes y Despues del Stock de
                                      Vado

                    Antes del Stock Vado           Despues del Stock Vado
           ---------------------------------------------------------------------
  Fecha       Cu        Pb       Fe       As      Cu       Pb       Fe       As
--------------------------------------------------------------------------------
 27-3-95     0,08      0,05     0,52    0,05     0,08     0,04     0,55     0,60
--------------------------------------------------------------------------------
 29-3-95     0,06      0,04     0,66    0,04     0,08     0,04     0,47     0,84
--------------------------------------------------------------------------------
 31-3-95     0,06      0,04     0,54    0,01     0,06     0,04     0,57     0,06
--------------------------------------------------------------------------------
 03-4-95     0,10      0,03     0,53    0,08     0,11     0,08     0,52     0,30
--------------------------------------------------------------------------------
 05-4-95     0,04      0,05     0,51    0,05     0.05     0,04     0,46     0,40
--------------------------------------------------------------------------------
 07-4-95     0,11      0,04     0,56    0,23     0,04     0,03     0,59     0,01
--------------------------------------------------------------------------------
 10-4-95     0,09      0,04     0,39    0,03     0,05     0,04     0,34     0,02
--------------------------------------------------------------------------------
 12-4-95     0,06      0,01     0,50    0,06     0,10     0,02     1,70     0,94
--------------------------------------------------------------------------------
 15-4-95     0,06      0,01     1,10    0,04     0,12     0,05,    0,68     0,45
--------------------------------------------------------------------------------
 17-4-95     0,07      0,04     0,55    0,05     0,03     0,06     0,44     0,56
--------------------------------------------------------------------------------
 19-4-95     0,05      0,03     0,44    0,01     0,06     0,04     0,26     1,10
--------------------------------------------------------------------------------
 21-4-95     0,06      0,04     0,44    0,13     0,05     0,04     0,32     0,36
--------------------------------------------------------------------------------
 24-4-95     0,52      0,80     4,40    0,13     0,52     0,28     4,20     0,16
--------------------------------------------------------------------------------
 26-4-95     0,42      0,32     4,20    0,01     0,48     0,35     4,30     0,26
--------------------------------------------------------------------------------
 28-4-95     0,52      0,35     4,30    0,04     0,55     0,40     3,90     0,44
--------------------------------------------------------------------------------
L.M.P.(1)    1,00      0,40     2,00    1,00     1,00     0,40     2,00     1,00
--------------------------------------------------------------------------------
L.M.P.(2)    0,30      0,20     1,00    0,50     0,30     0,20     1,00     0,50
--------------------------------------------------------------------------------

            Fuente: Memorandum Interno DIM-074-95 del 06-06-1995.

            L.M.P.(1): Limites Maximos Permisibles en Cualquier Momento (mg/l).

            L.M.P.(2): Limites Maximos Permisibles Valor Promedio Anual (mg/l).

            Del cuadro se deduce que se incrementa la concentracion de arsenico en el rio Mantaro despues del stock Vado.

            En cuanto a los otros elementos como cobre, plomo y fierro se observa infimos incrementos que no sobrepasan los limites maximos permisibles.

            Referente al pH, no se observa variacion al haberse registrado valores entre 7,3 y 7,8 para ambas muestras de agua.

            En las Fotos 4.1.3/2A y 2B se observa los depositos de trioxido de arsenico.

      c)    Residuos Lixiviados de Zinc (Ferritas de Zinc)

            Estos residuos se generan en el proceso hidrometalurgico de lixiviacion de calcinas de zinc.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo IV                 Pag 84
--------------------------------------------------------------------------------

            De los residuos generados (115 t/d) el 43% (50 t/d ) se procesa en la planta "zileret", la misma que al ser procesada y obtenerse fierro esponja permite ser empleado en los lechos de fusion para transformarse en escorias estables.

            El remanente de ferritas se depositan en pozas conformadas por diques perimetricos de material prestado. Para satisfacer la creciente demanda de capacidad, las alturas de los diques son constantemente incrementadas siguiendo la metodologia "aguas arriba" sin compactacion ni adicion de humedad.

            La solucion que trae la pulpa de ferritas es decantada en uno de los extremos de cada poza y evacuado hacia el rio Mantaro por una tuberia enterrada.

            Las condiciones climaticas tales como vientos y lluvias originan por un lado arrastre de las particulas finas al medio ambiente y disolucion de las sales solubles (ZnSO(4)) que finalmente descargan al rio Mantaro.

            La seccion de pruebas de control efectua un control de los flujos y contenidos metalicos que dicho efluente descarga al rio Mantaro, los cuales son mostrados a continuacion y representa un promedio de enero-agosto de 1996.

---------------------------------------------------------------------------------------------
                       EFLUENTE LIQUIDO DESCARGADO AL RIO

                          DE LOS DEPOSITOS DE HUANCHAN
---------------------------------------------------------------------------------------------
                          PROMEDIO ENERO-AGOSTO DE 1996
---------------------------------------------------------------------------------------------
                            SOLIDOS                               mg/l
 FLUJO     TEMP.              EN      -------------------------------------------------------
m3/min.     ^oC      pH   SUSPENSION       AS       Cd     Cu      Fe       Mn     Pb     Zn
---------------------------------------------------------------------------------------------
 0,488      16      7,03      40           0,8     0,50   0,05    0,25     18,40  1,43    222
---------------------------------------------------------------------------------------------
                                      MAXIMOS PERMISIBLES
---------------------------------------------------------------------------------------------
                          SOLIDOS                                 mg/l
                            EN        -------------------------------------------------------
                         SUSPENSION        pH              AS      Cu       Fe     Pb      Zn
---------------------------------------------------------------------------------------------
En cualquier momento         100       > 5.5- < 10.5      1,0    2,0        5,0   1,0     6,0

Promedio anual                50       > 5.5- < l0.6       1,0    1,0        2,0   0,4     3,0
---------------------------------------------------------------------------------------------

            Del cuadro se deduce que el contenido de Zn y Pb tienen concentraciones superiores a los maximos permisibles; en cuanto a los otros elementos como Cu, Fe y As se observa que estan dentro de los maximos permisibles, y referente al pH, practicamente los valores estan dentro del limite establecido.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo IV                 Pag 85
--------------------------------------------------------------------------------

            En el cuadro siguiente se sumarizan las caracteristicas de estos depositos:

--------------------------------------------------------------------------------
      DIMENSIONES
--------------------------------------------------------------------------------
      Area                                   94 805 m^2
--------------------------------------------------------------------------------
      Altura                                  De 6 a 12 m
--------------------------------------------------------------------------------
      Profundidad                             De 6 a 12 m
--------------------------------------------------------------------------------
      CARACTERISTICAS:
--------------------------------------------------------------------------------
      Peso                                    1 242 797 t
--------------------------------------------------------------------------------
      Analisis Quimico                     Ver Tabla 4.1.3/2
--------------------------------------------------------------------------------
      Humedad                                  20 a 30%
--------------------------------------------------------------------------------
      Estabilidad                              Estable
--------------------------------------------------------------------------------
      Granulometria                         -38 um: 92,9%
--------------------------------------------------------------------------------
      Solubilidad                             Insoluble
--------------------------------------------------------------------------------
      UBICACION                  Ver Plano M04-96-02, anexo al Capitulo 5,
                                 Proyecto No. 15.
--------------------------------------------------------------------------------

            Los codigos para tratamiento y disposicion final de los residuos solidos generados en Fundicion de Cobre, Plomo, y Refinerias de Zinc (Tabla 413/2, 2A), se indican en la tabla 4.1.3/1.

            En la Foto 4.1.3/2 se tiene una vista parcial de estos depositos.

      d)    Otros Residuos (Residuo de Talio, Basura Industrial y Domestica)

            o     Residuo de Talio

                  Este residuo solido es generado por el tratamiento de la esponja de cadmio crudo (Planta de cadmio). El residuo es producto de la purificacion del sulfato de cadmio con permanganato de potasio, soda caustica y carbonato de sodio.

                  El material producido es transportado por medio de camiones al deposito de Huanchan (lado sur del deposito No. 2 de ferritas de zinc). Actualmente se tiene almacenado 2 428 t (4 % de Ti promedio). El abandono de este deposito se realizara bajo la misma tecnica de abandono de los depositos de ferritas.

                  Las caracteristicas de este residuo se presentan en la Tabla 4.1.3/2.

            o     Basura Industrial

                  La basura industrial se genera en las instalaciones del complejo metalurgico y esta conformada por: maderas, telas, papeles, plasticos resinas y otros.

                  Actualmente estan en operacion dos incineradores de basura industrial, uno instalado en la fundicion y otro en la Refineria de Huaymanta.

                  La chatarra industrial es seleccionada para su posterior reciclaje parcial o venta, y los aceites industriales y grasas se reciclan a los tanques de petroleo pesado (Bunker 6).

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo IV                 Pag 86
--------------------------------------------------------------------------------

            o     Basura Domestica

                  Este residuo es depositado en un lugar denominado Cochabamba 11 km al sur de la Fundicion.

4.2 Evaluacion de los Impactos Ambientales

      4.2.1 Impacto sobre el Ambiente Fisico

            o     Clima

                  Este componente es afectado por los gases al producirse el efecto de inversion termica, lo que ocasiona microclimas no propios de la region.

            o     Aire

                  El aire recibe la descarga de las emisiones gaseosas y material particulado que se generan en los procesos metalurgicos que son diariamente monitoreadas en cinco estaciones (Huanchan, Sindicato, Hotel Inca, Cushurupampa y Casaracra) distribuidas en un radio de 10 km del punto de ubicacion del emisor principal (chimenea de 167,5 m de alto)

                  Como producto de la dispersion de gases (Tablas Nros. 4.1.1/2, 4.1.1/2A, 4.1.1/3, 4.1.1/3A, 4.1.1/4, 4.1.1/4A, 4.1.1/5,
                  4.1.1/5A, 4.l.1/5B, 4.1.1/5C, 4.1.1/6, 4.1.1/6A, 4.1.1/7,
                  4.1.1/7A, 4.1.1/8, 4.1.1/8A, 4.1.1/9, 4.1.1/9A), la calidad de aire en el entorno del Complejo Metalurgico, alcanza los niveles maximos permisibles, excepto cuando sucede la inversion termica, como se puede apreciar en el siguiente cuadro:

--------------------------------------------------------------------------------
                                                             NIVELES MAXIMOS
 PARAMETRO      UNIDAD             CALIDAD DEL AIRE         PERMISIBLES RM-
                                                              315-96-EM/VMM
--------------------------------------------------------------------------------
                PPM
   S0(2),   Media aritmeti-     De 0,06       a     0,24(*)         0,20
              ca anual
--------------------------------------------------------------------------------
               ug/m^3
   Pb       Media aritmeti-     De 0,07       a     2,94(*)         0,50
              ca anual
--------------------------------------------------------------------------------
               ug/m^3
   As       Media aritmeti-     De 0,08       a     1,72(*)         6,00
              ca anual
--------------------------------------------------------------------------------
               ug/m^3
   MPS      Media aritmeti-     De 86,0       a    294,0(*)          350
              ca diaria
--------------------------------------------------------------------------------

(*) Generalmente los valores mas altos arrojan cuando se presenta las inversiones termicas.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo IV                 Pag 87
--------------------------------------------------------------------------------

            o     Agua

                  Los 40 efluentes liquidos, producto de la actividad del Complejo Metalurgico, vienen siendo descargados a los rios Yauli y Mantaro con contenidos solidos en suspencion y metales en solucion con las caracteristicas que se pueden apreciar en las Tablas 4.1.2/1, 41.2/2 y 4.l.2/2A.

                  Por otro lado, la totalidad de los efluentes liquidos domesticos se descargan, a la fecha, sin ningun tratamiento, a los mencionados receptores.

            o     Suelos

                  Las pocas areas de suelos existentes, no son aptos para fines productivos por su composicion y por sus caracteristicas topograficas y geologicas y altitud de la zona. Bajo estas condiciones, el principal impacto viene dado por las lluvias que erosionan los suelos, facilitados por la gran pendiente de estos y por su acidez originada por la parcial disolucion de las emisiones de S02.

                  Los residuos solidos industriales, tales como las escorias de Plomo y Cobre, la pulpa de las ferritas de zinc, impactan los suelos en el area de los depositos de Huanchan, a 3 km. del Complejo Metalurgico. Del mismo modo, el trioxido de arsenico produce un impacto negativo en la zona de Vado a 9 km. del area del mencionado Complejo.

                  La Oroya tienen suelos empobrecidos sin cobertura vegetal. No hay presencia de nitrogeno por falta de vegetacion, asi mismo carecen de calcio y son suelos ligeramente acidos debido a la remocion del calcio por efecto de las aguas pluviales y el efecto nocivo de los humos de la fundicion. Ver fotos 4.2.1/1 y 4.2.1/2.

                  Los suelos de La Oroya y circundantes han sido objeto de estudio en los laboratorios de la Universidad Nacional Agraria de La Molina. En las tablas 4.1.1/2, 4.1.1/2A, 4.1.1/3,
                  4.1.1./3A, 4.1.1/4, 4.1.1/4A, 4.1.1/5, 4.1.1/5A, 4.1.1./5B,
                  4.1.1./5C, 4.1.1/6, 4.1.1/6A, 4.1.1/7, 4.1.1/7A, 4.1.1/8,
                  4.1.1/8A, 14.1.1/9 y 4.1.1/9A se detalla la caracterizacion de los gases emitidos al ambiente los que afectan precisamente a los suelos en mencion.

                  Tambien los suelos son impactados por los residuos solidos provenientes de la basura, que en parte es incinerada y/o depositada en un lugar llamado Cochabamba a 9 km. del Complejo.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo IV                 Pag 88
--------------------------------------------------------------------------------

            o     Geomorfologia

                  La geomorfologia se ve afectada por la modificacion del relieve geografico. Los residuos solidos, pese a su baja solubilidad no estan exentos en contenidos de agentes contaminantes, los cuales se transmiten hacia las aguas superficiales.

                  Las tablas 4.l.3./l y diagrama 4.1.3/1 muestran los volumenes, caracteristicas y ubicacion de los solidos, ademas en el capitulo 5 se presentan en mayor detalle los proyectos de abandono de depositos, ferritas, trioxido y de emisiones.

                  Por accion eolica, las particulas finas de los residuos son desplazados hacia areas del entorno, alterando la calidad de los suelos.

      4.2.2. Impacto sobre el medio ambiente biologico

            El paisaje natural, nos muestra que la atmosfera es receptora de gases y materiales particulados que finalmente al precipitar con la lluvia, constituyen las causas de la alteracion de los ecosistemas existentes afectando la flora y la fauna especialmente, entonces esta parte de la serrania se hace un tanto improductiva inclusive con desaparicion de algunas especies silvestres, especialmente las endemicas de distribucion restringida, hacia la destruccion del habitat, por la perdida de la vegetacion natural.

            La turbidez del agua, disponible en los rios Mantaro y Yauli especialmente, impide la penetracion de la luz limitando la actividad fotosintetica, reduciendo la cantidad de oxigeno disuelto y modificando la temperatura del agua, estas condiciones definitivamente afecta la productividad primaria de estos rios. Debe indicarse que este impacto se manifiesta antes de la llegada de ambos rios a la ciudad de La Oroya, incrementandose ligeramente con parte de los residuos industriales que descargan las diferentes plantas del Complejo Metalurgico.

            A lo anteriormente senalado se adiciona la cantidad de solidos en suspencion que traen estos rios como pueden apreciarse en la Tablas 4.1.2/6 y 4.1.2/6A.

            Los residuos solidos que se observan en los depositos de Huanchan (escorias y ferritas de zinc). Malpaso y Vado (trioxido de As), son un tipo de contaminacion fisica que contribuye a la alteracion de los ecosistemas terrestres (Fotos 4.1.3/1 y 2, 2A y 2B).

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo IV                 Pag 89
--------------------------------------------------------------------------------

      4.2.3 Impacto sobre el ambiente socio-economico

            El complejo metalurgico es el generador del desarrollo socio-economico de la zona y de la Region Central.

      4.2.4 Impacto sobre el ambiente de interes humano

            El ambiente de interes humano del emplazamiento, esta reducido a constituir una ruta de acceso a ciudades y lugares donde existen recursos arqueologicos (Tarma, Jauja, Huancayo), areas naturales protegidas, parques y reservas nacionales (Bosque de Piedras de Huayllay en Cerro de Pasco y lago de Chinchaycocha en Junin), circuitos turisticos (Lima-Tarma-Valle de Chanchamayo y Valle del Mantaro).

                                                                          Pas 90
         CENTNOMIN PERU
DIRECCION DE ASUNTOS AMBIENTALES

                         MANIPULACION DE GASES Y POLVOS
                              Enero-Diciembre 1995
                       (Polvo en toneladas metricas/dia)


                              [FLOW CHART OMITTED]


                                DIAGRAMA 4.1.1/1

                                                                          Pag 91

                              COMPLEJO METALURGICO
                                    LA OROYA


                                [PHOTO OMITTED]


       FOTO 4.1.1/1 EN PRIMER PLANO AREA FORESTADA FRENTE A LAS OFICINAS
            GENERALES, AL FONDO LA CHIMENA PRINCIPAL EMITIENDO HUMOS


                                [PHOTO OMITTED]


       FOTO 4.1.1/2 PARTE IZQUIERDA INFERIOR EL COMPLEJO DEPORTIVO,
            INMEDIATAMENTE DESPUES EN PROCESO DE REVEGETACION EL AREA CORRESPONDIENTE AL EXCAMPAMENTO CLUB PERUANO Y COMO FONDO LA FUNDICION

                                                                        Pag 91-A

                              COMPLEJO METALURGICO
                                    LA OROYA


                                [PHOTO OMITTED]


                 FOTO 4.1.1/3 EN LA PARTE INFERIOR IZQUIERDA SE
                  APRECIA LA NUEVA PLANTA DE OXIGENO, AL FONDO
                 LAS CHIMENEAS PRINCIPAL Y DE FIERRO EMITIENDO
                                     HUMOS.

                                                                          Pag 92

                              COMPLEJO METALURGICO
                                    LA OROYA


                                [PHOTO OMITTED]


      FOTO 4.1.3/1 DEPOSITO DE ALMACENAMIENTO DE ESCORIAS DE COBRE Y PLOMO
                             EN LA ZONA DE HUANCHAN


                                [PHOTO OMITTED]


          FOTO 4.1.3/2 DEPOSITO DE ALMACENAMIENTO DE FERRITAS DE ZINC

                                                                          Pag 93

                              COMPLEJO METALURGICO
                                     OROYA


                                [PHOTO OMITTED]


   FOTO 4.1.3/2A DEPOSITOS DE ALMACENAMIENTO DE TRIOXIDO DE ARSENICO EN VADO,
                        UBICADO A 8 KM. DE LA FUNDICION.


                                [PHOTO OMITTED]


    FOTO 4.1.3/2B MODULOS DEL PILOTAJE DE ALMACENAMIENTO DE TRIOXIDO DE AR-
            SENCIO, DESARROLLADOS RECIENTEMENTE EN LA ZONA DE VADO.

                                                                          Pag 94

                        COMPLEJO METALURGICO - LA OROYA


                                [PHOTOS OMITTED]


                                FOTOS 4.2.1/1 Y
                                    4.2.1/2
                               PARTE ALTA DE LAS
                             CARCAVAS, SE OBSERVAN
                                LOS ESTRATOS QUE
                              CONFORMAN EL TERRENO
                                  DE LA ZONA.

                                                                       Pag 94-A


                              COMPLEJO METALURGICO
                                    LA OROYA

                                [PHOTO OMITTED]

       FOTO 4.2.1/1A VISTA PANORAMICA DEL LLANO UBICADO EN HUAYNACANCHA SE APRECIA UN PROCESO DE RECUPERACION, AL FONDO SE OBSERVA LOS CERROS QUE
                             CIRCUNDAN LA FUNDICION

                                [PHOTO OMITTED]

     FOTO 4.2.1/2A VISTA PANORAMICA DE LA ZONA CONTIGUA A LA CARCAVA OBSER-

                                                                          Pag 95


                                 [MAP OMITTED]

                                       -----------------------------------------
                                        CENTROMIN PERU S.A. - LA OROYA
                                        DIRECCION DE ASUNTOS AMBIENTALES
                                        COMPLEJO METALURGICO - LA OROYA
                                        DEPOSITO DE RESIDUOS SOLIDOS
                                        PAMA : DIAGRAMA No 4.1.3/1 FECHA:NOV.96
                                       -----------------------------------------

                                                                          Pag 96


                                  TABLA 4.1.1/2

          MEDIOS DE EMISION Y CARACTERISTICAS DE LAS EMISIONES GASEOSAS
                           Y DE MATERIAL PARTICULADO
                           Periodo: Ene. - Dic. 1995

----------------------------------------------------------------------------------------------------------------------
                                                                 INORGANICO FISICO
                           -------------------------------------------------------------------------------------------
                                                                                                    TIEMPO DE EMISION
No.  FUENTE DE EMISION     ALTURA   EQUIPO DE PRE O                     FLUJO     SOLIDOS    TEMP   -----------------
                              m     POST TRATAMIENTO                    m3/seg    mg/m3      : C       h/d    d/a
----------------------------------------------------------------------------------------------------------------------
1    CHIMENEA DE CONCRETO    168    Precipitado Electrostatico         1145,61     89,88       80      24     365
----------------------------------------------------------------------------------------------------------------------
2    CHIMENEA DE FIERRO      91     Ninguno                              88,73     46,24       20      24     365
----------------------------------------------------------------------------------------------------------------------
3    CHIMENEA DE COQUE       19     Ninguno (1 Chimenea)                 14,86      n.d.      278      24     365
     BATERIA "A"
----------------------------------------------------------------------------------------------------------------------
4    CHIMENEA DE COQUE       19     Ninguno (1 Chimenea)                 14,76      n.d.      287      24     365
     BATERIA "B"
----------------------------------------------------------------------------------------------------------------------
5    SISTEMA VENTILACION     19     Lavado de gases                       0,45    374,04       22      12     365
     OLLAS Bi P.R.A
----------------------------------------------------------------------------------------------------------------------
6    SISTEMA VENTILACION     19     Filtro de bolsas (3 Chimeneas)       16,85     31,63       37      18     365
     CONV. P.R.A.
----------------------------------------------------------------------------------------------------------------------
7    SISTEMA VENTILACION     15     Pricip. Electrostat Filtro de        11,94     46,39       44      18     365
     COPELAS P.R.A.                 bolsas
----------------------------------------------------------------------------------------------------------------------
8    SISTEMA VENTILACION     30     Lavador de Gases Filtro de bolsas    46,07    921,05       59      21     365
     TOST. ZINC
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE] Maximos Permisibles - Normas Peruansa (MEM)                    n.d.      100      n.d.
----------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE] : Reportes de la Seccion Pruebas de Control, contenido metalico, mensuales de Plantas, etc.

[ILLEGIBLE] : n.d. (no determinado)

(*) : La norma establece para el caso de Centromin Peru S.A., fijar el 83% del azufre que ingresa

[ILLEGIBLE] Auditoria Ambiental de Emisiones y Vertimientos, Junio 1996

-----------------------------------------------------------------------
                               INORGANICO, CONTENIDO METALICO; mg/m^3
                          ---------------------------------------------

No.  FUENTE DE EMISION
                             As    Cd     Pb      SO(2)   CO     CO(2)
-----------------------------------------------------------------------
1    CHIMENEA DE CONCRETO  17,96  0,92   23,25   9 379    n.d      n.d
-----------------------------------------------------------------------
2    CHIMENEA DE FIERRO     5,68  0,00    2,65       0    n.d      n.d
-----------------------------------------------------------------------
3    CHIMENEA DE COQUE       n.d   n.d     n.d   8 973    445   34 786
     BATERIA "A"
-----------------------------------------------------------------------
4    CHIMENEA DE COQUE       n.d   n.d     n.d   6 751    667   34 687
     BATERIA "B"
-----------------------------------------------------------------------
5    SISTEMA VENTILACION     n.d   n.d   13.89     n.d    n.d      n.d
     OLLAS Bi P.R.A
-----------------------------------------------------------------------
6    SISTEMA VENTILACION     n.d   n.d    1,72     n.d    n.d      n.d
     CONV. P.R.A.
-----------------------------------------------------------------------
7    SISTEMA VENTILACION     n.d   n.d    1,77     n.d    n.d      n.d
     COPELAS P.R.A.
-----------------------------------------------------------------------
8    SISTEMA VENTILACION     n.d  1,10   11,43     n.d    n.d      n.d
     TOST. ZINC
-----------------------------------------------------------------------

-----------------------------------------------------------------------
[ILLEGIBLE] Maximos Permisibles
- Normas Peruansa (MEM)       25            25     (*)
-----------------------------------------------------------------------

                                                                          Pag 97


                                 TABLA 4.1.1/2A
          MEDIOS DE EMISION Y CARACTERISTICAS DE LAS EMISIONES GASEOSAS
                           Y DE MATERIAL PARTICULADO
                            Periodo: Ene. - Jun. 1996

-----------------------------------------------------------------------------------------------------------------------
                                                                          INORGANICO FISICO
                                         ------------------------------------------------------------------------------
                                                                                                      TIEMPO DE EMISION
 No.           FUENTE DE EMISION         ALTURA        EQUIPO DE PRE O        FLUJO    SOLIDOS  TEMP  -----------------
                                            m         POST TRATAMIENTO       m^3/seg    mg/m^3  : C      h/d      d/a
-----------------------------------------------------------------------------------------------------------------------
  1    CHIMENEA PRINCIPAL                  168    Precipitado               1137,56     81,46    82       24      365
                                                  Electrostatico
-----------------------------------------------------------------------------------------------------------------------
  2    CHIMENEA DE FIERRO                  91     Ninguno                     97,60     50,17    19       24      365
-----------------------------------------------------------------------------------------------------------------------
  3    CHIMENEA DE COQUE BATERIA "A"       19     Ninguno (1 Chimenea)        15,08      n.d.   271       24      365
-----------------------------------------------------------------------------------------------------------------------
  4    CHIMENEA DE COQUE BATERIA "B"       19     Ninguno (1 Chimenea)        13,89      n.d.   309       24      365
-----------------------------------------------------------------------------------------------------------------------
  5    SISTEMA VENTILACION OLLAS Bi        19     Lavado de gases              0,62   1152,83    21       12      365
       P.R.A
-----------------------------------------------------------------------------------------------------------------------
  6    SISTEMA VENTILACION CONV. P.R.A.    19     Filtro de bolsas (3         18,83     28,88    41       18      365
                                                  Chimeneas)
-----------------------------------------------------------------------------------------------------------------------
  7    SISTEMA VENTILACION COPELAS         15     Pricip. Electrostat         12,61     39,83    49       18      365
       P.R.A.                                     Filtro de bolsas
-----------------------------------------------------------------------------------------------------------------------
  8    SISTEMA VENTILACION TOST. ZINC      30     Lavador de Gases Filtro     30,06    926,04    58       21      365
                                                  de bolsas
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE] Maximos Permisibles - Normas Peruansa (MEM)                         n.d.      100   n.d.
-----------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE] : Reportes de la Seccion Pruebas de Control, contenido metalico, mensuales de Plantas, etc.

[ILLEGIBLE] : n.d. (no determinado)

(*) : La norma establece para el caso de Centromin Peru S.A., fijar el 83% del azufre que ingresa

[ILLEGIBLE] Auditoria Ambiental de Emisiones y Vertimientos, Junio 1996

--------------------------------------------------------------------------------
                                          INORGANICO, CONTENIDO METALICO; mg/m^3
                                        ----------------------------------------

 No.           FUENTE DE EMISION
                                         As     Cd     Pb     SO(2) CO     CO(2)
--------------------------------------------------------------------------------
  1    CHIMENEA PRINCIPAL               15,26  0,89  22,32  11 557  n.d.    n.d.

--------------------------------------------------------------------------------
  2    CHIMENEA DE FIERRO               10,77  0,00   3,22       0  n.d.    n.d.
--------------------------------------------------------------------------------
  3    CHIMENEA DE COQUE BATERIA "A"     n.d.  n.d.   n.d.   3 920    0   36 533
--------------------------------------------------------------------------------
  4    CHIMENEA DE COQUE BATERIA "B"     n.d.  n.d.   n.d.   3 775  127   43 121
--------------------------------------------------------------------------------
  5    SISTEMA VENTILACION OLLAS Bi      n.d.  n.d.  20,72    n.d.  n.d.    n.d.
       P.R.A
--------------------------------------------------------------------------------
  6    SISTEMA VENTILACION CONV. P.R.A.  n.d.  n.d.   3,32    n.d.  n.d.    n.d.

--------------------------------------------------------------------------------
  7    SISTEMA VENTILACION COPELAS       n.d.  n.d.   1,29    n.d.  n.d.    n.d.
       P.R.A.
--------------------------------------------------------------------------------
  8    SISTEMA VENTILACION TOST. ZINC    0,00  1,32  13,69    n.d.  n.d.    n.d.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[ILLEGIBLE] Maximos Permisibles -
Normas Peruansa (MEM)                      25           25     (*)
--------------------------------------------------------------------------------

                                                                          Pag 98


                               TABLA No 4.1.1. /3
                       EMISIONES POR LA CHIMENEA PRINCIPAL
                            Periodo: Ene. - Dic. 1995

------------------------------------------------------------------------------------------------------------
                                                          INORGANICO FISICO
                                 ---------------------------------------------------------------------------
                                                                                           TIEMPO DE EMISION
     MES    FUENTE DE EMISION    ALTURA     EQUIPO DE PRE O     FLUJO     SOLIDOS   TEMP   -----------------
                                    m       POST TRATAMIENTO    m^3/seg    mg/m^3   : C      h/d        d/a
------------------------------------------------------------------------------------------------------------
     Ene    CHIMENEA PRINCIPAL     168      Precipitadores      1183,73     87,12     83      24         365
------------------------------------------------------------------------------------------------------------
     Feb                                    Electrostaticos     1116,87     90,58     84      24         365
------------------------------------------------------------------------------------------------------------
     Mar                                                        1109,00     88,37     80      24         365
------------------------------------------------------------------------------------------------------------
     Abr                                                        1150,80     86,05     84      24         365
------------------------------------------------------------------------------------------------------------
     May                                                        1167,75     93,19     82      24         365
------------------------------------------------------------------------------------------------------------
     Jun                                                        1167,90     88,93     79      24         365
------------------------------------------------------------------------------------------------------------
     Jul                                                        1198,67     88,37     82      24         365
------------------------------------------------------------------------------------------------------------
     Ago                                                        1149,27     79,04     76      24         365
------------------------------------------------------------------------------------------------------------
     Set                                                        1102,72     79,21     75      24         365
------------------------------------------------------------------------------------------------------------
     Oct                                                        1139,08     98,53     82      24         365
------------------------------------------------------------------------------------------------------------
     Nov                                                        1119,52     98,57     79      24         365
------------------------------------------------------------------------------------------------------------
     Dic                                                        1111,97    100,25     79      24         365
------------------------------------------------------------------------------------------------------------
    rom:                                                        1145,61     89,88     80      24         365
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
[ILLEGIBLE] Maximos Permisibles - normas Peruansa (MEM)           n.d.       100     n.d.
------------------------------------------------------------------------------------------------------------

[ILLEGIBLE] : Reportes de la Seccion Pruebas de Control, contenido metalico, mensuales de Plantas, etc.

[ILLEGIBLE] : n.d. (no determinado)

(*) : La norma establece para el caso de Centromin Peru S.A., fijar el 83% del azufre que ingresa

[ILLEGIBLE] Auditoria Ambiental de Emisiones y Vertimientos, Junio 1996

------------------------------------------------------------------------------------------
                                            INORGANICO, CONTENIDO METALICO; mg/m^3
                                 ---------------------------------------------------------

     MES    FUENTE DE EMISION
                                     As        Cd         Pb        SO(2)      CO     CO(2)
------------------------------------------------------------------------------------------
     Ene    CHIMENEA PRINCIPAL     11,54      1,22      24,74      9 757      n.d.    n.d.
------------------------------------------------------------------------------------------
     Feb                           20,20      1,00      20,74      8 886      n.d.    n.d.
------------------------------------------------------------------------------------------
     Mar                           16,97      0,97      20,85     10 279      n.d.    n.d.
------------------------------------------------------------------------------------------
     Abr                           16,01      0,83      24,61      8 711      n.d.    n.d.
------------------------------------------------------------------------------------------
     May                           18,54      0,83      25,72     10 454      n.d.    n.d.
------------------------------------------------------------------------------------------
     Jun                           25,08      0,76      16,01      9 582      n.d.    n.d.
------------------------------------------------------------------------------------------
     Jul                           18,91      0,97      21,21      9 060      n.d.    n.d.
------------------------------------------------------------------------------------------
     Ago                           17,63      0,95      20,55      9 408      n.d.    n.d.
------------------------------------------------------------------------------------------
     Set                           16,00      0,51      16,87      9 060      n.d.    n.d.
------------------------------------------------------------------------------------------
     Oct                           17,54      0,99      29,16      8 537      n.d.    n.d.
------------------------------------------------------------------------------------------
     Nov                           18,73      0,99      28,98      9 060      n.d.    n.d.
------------------------------------------------------------------------------------------
     Dic                           18,34      0,97      29,57      9 757      n.d.    n.d.
------------------------------------------------------------------------------------------
    rom:                           17,96      0,92      23,25      9 379      n.d.    n.d.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
[ILLEGIBLE] Maximos Permisibles -    25                  25         (*)
- Normas Peruansa (MEM)
------------------------------------------------------------------------------------------

                                                                          Pag 99


                               TABLA No 4.1.1 /3A
                       EMISIONES POR LA CHIMENEA PRINCIPAL
                            Periodo: Ene. - Jun. 1996

-------------------------------------------------------------------------------------------------------------------
                                                            INORGANICO FISICO
                                 ----------------------------------------------------------------------------------
                                                                                                 TIEMPO DE EMISSION
     MES     FUENTE DE EMISION   ALTURA     EQUIPO DE PRE O         FLUJO      SOLIDOS    TEMP    -----------------
                                    m      POST TRATAMIENTO         m^3/seg      mg/m^3    : C     h/d          d/a
-------------------------------------------------------------------------------------------------------------------
     Ene    CHIMENEA PRINCIPAL     168      Precipitadores          1151,02     97,66       83      24          365
-------------------------------------------------------------------------------------------------------------------
     Feb                                    Electrostaticos         1148,77     91,06       82      24          365
-------------------------------------------------------------------------------------------------------------------
     Mar                                                            1146,80     82,50       85      24          365
-------------------------------------------------------------------------------------------------------------------
     Abr                                                            1117,63     74,08       80      24          365
-------------------------------------------------------------------------------------------------------------------
     May                                                            1135,62     71,49       84      24          365
-------------------------------------------------------------------------------------------------------------------
     Jun                                                            1125,50     71,99       78      24          365
-------------------------------------------------------------------------------------------------------------------
     Jul
-------------------------------------------------------------------------------------------------------------------
     Ago
-------------------------------------------------------------------------------------------------------------------
     Set
-------------------------------------------------------------------------------------------------------------------
     Oct
-------------------------------------------------------------------------------------------------------------------
     Nov
-------------------------------------------------------------------------------------------------------------------
     Dic
-------------------------------------------------------------------------------------------------------------------
    rom:                                                            1137,56     81,46       82      24          365
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE] Maximos Permisibles - Normas Peruansa (MEM)               n.d.       100       n.d.
-------------------------------------------------------------------------------------------------------------------

[ILLEGIBLE] : Reportes de la Seccion Pruebas de Control, contenido metalico, mensuales de Plantas, etc.

[ILLEGIBLE] : n.d. (no determinado)

(*) : La norma establece para el caso de Centromin Peru S.A., fijar el 83% del azufre que ingresa

[ILLEGIBLE] Auditoria Ambiental de Emisiones y Vertimientos, Junio 1996

-------------------------------------------------------------------------------------------
                                              INORGANICO, CONTENIDO METALICO; mg/m^3
                                -----------------------------------------------------------

     MES     FUENTE DE EMISION
                                       As       Cd        Pb        SO(2)      CO      CO(2)
-------------------------------------------------------------------------------------------
     Ene    CHIMENEA PRINCIPAL       20,70     0,69     22,46     11 151      n.d.     n.d.
-------------------------------------------------------------------------------------------
     Feb                             14,93     0,76     26,41     11 325      n.d.     n.d.
-------------------------------------------------------------------------------------------
     Mar                             15,01     1,07     26,15     12 370      n.d.     n.d.
-------------------------------------------------------------------------------------------
     Abr                             12,44     0,74     23,26      9 931      n.d.     n.d.
-------------------------------------------------------------------------------------------
     May                             12,80     1,22     19,30     12 893      n.d.     n.d.
-------------------------------------------------------------------------------------------
     Jun                             15,69     0,86     16,34     11 673      n.d.     n.d.
-------------------------------------------------------------------------------------------
     Jul
-------------------------------------------------------------------------------------------
     Ago
-------------------------------------------------------------------------------------------
     Set
-------------------------------------------------------------------------------------------
     Oct
-------------------------------------------------------------------------------------------
     Nov
-------------------------------------------------------------------------------------------
     Dic
-------------------------------------------------------------------------------------------
    rom:                             15,26     0,89     22,32     11 557      n.d.     n.d.
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
[ILLEGIBLE] Maximos Permisibles        25                 25       (*)
- Normas Peruansa (MEM)
-------------------------------------------------------------------------------------------

                                                                         Pag 100


                               TABLA No 4.1.1 /3B

                       EMISIONES POR LA CHIMENEA PRINCIPAL

------------------------------------------------------------------------------------------------------------
                                                                   CONTENIDO METALICO; kg/d
             Flujo:   Carga de polvo     SO(2):   ----------------------------------------------------------
   Ano      Nm'/min          t/d          t/d        Cu       Pb        Ag        Bl       Cd        Au
------------------------------------------------------------------------------------------------------------
   1975      39 717         12,12        1 039       263     2 309     4,744      114       40     0,00
------------------------------------------------------------------------------------------------------------
   1976      41 020         13,13        1 053       563     2 152     5,605       90       46     0,01
------------------------------------------------------------------------------------------------------------
   1977      41 171         13,25        1 043       222     2 814     5,061      112       64     0,00
------------------------------------------------------------------------------------------------------------
   1978      41 173         13,37        1 062       259     2 790     5,023      117       86     0,00
------------------------------------------------------------------------------------------------------------
   1979      42 595         13,53        1 127       172     3 471     5,732      158       71     0,00
------------------------------------------------------------------------------------------------------------
   1980      39 728         13,41          999       202     3 521     6,030      147       88     0,00
------------------------------------------------------------------------------------------------------------
   1981      39 736         13,57        1 033       158     4 204     6,775      155       91     0,00
------------------------------------------------------------------------------------------------------------
   1982      40 685         13,88        1 132       151     4 274     6,527      195       83     0,00
------------------------------------------------------------------------------------------------------------
   1983      40 943         13,58        1 130       123     4 251     7,034      241       81     0,00
------------------------------------------------------------------------------------------------------------
   1984      38 651         13,59        1 028       162     4 334     8,528      263       95     0,00
------------------------------------------------------------------------------------------------------------
   1985      38 220         13,86        1 037       201     4 255     9,322      259      107     0,00
------------------------------------------------------------------------------------------------------------
   1986      34 395         12,09          960       198     3 222     8,503      231       83     0,00
------------------------------------------------------------------------------------------------------------
   1987      39 193         12,66        1 098       372     2 847     7,274      213       61     0,00
------------------------------------------------------------------------------------------------------------
   1988      35 403          9,71          906       173     2 821     5,772      157       59     0,00
------------------------------------------------------------------------------------------------------------
   1989      38 398         13,58        1 078       234     3 770     9,555      279       93     0,00
------------------------------------------------------------------------------------------------------------
   1990      37 625         12,87        1 012       176     3 485     9,576      272       97     0,00
------------------------------------------------------------------------------------------------------------
   1991      37 159         10,46          919       142     3 015     6,393      191       76     0,00
------------------------------------------------------------------------------------------------------------
   1992      38 531         10,59          845       115     3 157     6,307      225      108     0,00
------------------------------------------------------------------------------------------------------------
   1993      40 024          9,97          908        99     2 526     4,806      204       87     0,01
------------------------------------------------------------------------------------------------------------
   1994      35 416          8,95          813        97     2 212     4,415      158      101     0,01
------------------------------------------------------------------------------------------------------------
   1995      34 518          8,90          899       164     2 304     4,496      175       91     0,00
------------------------------------------------------------------------------------------------------------
   1996      28 462          7,48          959       101     2 127     3,326      188       84     0,00
------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]: En 1996, se ha considerado hasta el mes de Octubre.

-------------------------------------------------------------------
                         CONTENIDO METALICO; kg/d
           --------------------------------------------------------
   Ano       As         Zn         Sb       Fe       Ins         S
-------------------------------------------------------------------
   1975    2 901        759       496       404      212        915
-------------------------------------------------------------------
   1976    2 648        821       422       802      351      1 082
-------------------------------------------------------------------
   1977    3 355        710       479       286      189        902
-------------------------------------------------------------------
   1978    3 259        812       418       393      203      1 012
-------------------------------------------------------------------
   1979    3 000        847       445       252      151        958
-------------------------------------------------------------------
   1980    2 763        777       406       305      174        907
-------------------------------------------------------------------
   1981    2 711        751       400       172      154        874
-------------------------------------------------------------------
   1982    2 601        953       420       231      152        906
-------------------------------------------------------------------
   1983    2 528      1 091       395       279      118        872
-------------------------------------------------------------------
   1984    2 364        842       335       261      121        955
-------------------------------------------------------------------
   1985    2 279        950       324       343      199      1 074
-------------------------------------------------------------------
   1986    1 667        954       340       411      223      1 008
-------------------------------------------------------------------
   1987    1 583      1 326       327       897      284      1 060
-------------------------------------------------------------------
   1988    1 237        893       276       363      163        818
-------------------------------------------------------------------
   1989    2 351        956       487       355      255      1 014
-------------------------------------------------------------------
   1990    2 118      1 039       426       251      182        945
-------------------------------------------------------------------
   1991    1 671        702       324       178      109        921
-------------------------------------------------------------------
   1992    1 620        696       344       126      119      1 112
-------------------------------------------------------------------
   1993    1 373        796       308       155      159      1 103
-------------------------------------------------------------------
   1994    1 538        633       286       117       92        951
-------------------------------------------------------------------
   1995    1 775        426       304        94       60        916
-------------------------------------------------------------------
   1996    1 345        234       361        52       32        743
-------------------------------------------------------------------

                                                                         Pag 101


           EMISION DE MATERIAL PARTICULADO POR LA CHIMENEA PRINCIPAL

                               [GRAPHIC OMITTED]


                                  GRAFICO No. 1

                                                                         Pag 102


                   EMISION DE SO(2) POR LA CHIMENEA PRINCIPAL

                                [GRAPHIC OMITTED]


                                  GRAFICO No. 2

                                                                         Pag 103


               EMISIONES DE Pb, Cd Y As POR LA CHIMENEA PRINCIPAL

                                [GRAPHIC OMITTED]


                                  GRAFICO No. 3

    CENTROMIN PERU S.A.                                                  Pag 104
Direccion de Asuntos Amblentales

                                TABLA No 4.1.1/4
                       EMISIONES POR CHIMENEAS SECUNDARIAS
                            Periodo: Ene - Dic. 1995


------------------------------------------------------------------------------------------------------------------------------------
                                        INORGANICO FISICO                                     INORGANICO CONTENIDO METALICO mg/m3
                          ----------------------------------------------------------------------------------------------------------
MESES  FUENTE DE EMISION  ALTURA  EQUIPO DE PRE O    FLUJO   SOLIDOS   Temp TIEMPO DE EMISON
                                                                            ----------------
                            m     POST TRATAMIENTO   m3/seg  mg/m3       C    h/d       d/a       As   Cd    Pb    SO(2)  CO   CO(2)
------------------------------------------------------------------------------------------------------------------------------------
ENE    CHIMENEA DE FIERRO   91         Ninguno        74,43   50,85     18     24       365      9,76  0,00  4,93    0   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
FEB                                                   95,60   36,32     19     24       365     11,19  0,00  4,00    0   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
MAR                                                   80,65   52,09     22     24       365     10,78  0,00  3,49    0   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
ABR                                                   96,00   39,42     21     24       365      6,15  0,00  2,60    0   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
MAY                                                   74,77   59,27     20     24       365      9,01  0,00  2,79    0   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
JUN                                                   85,97   46,72     21     24       365      4,77  0,00  2,34    0   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
JUL                                                   85,92   47,60     21     24       365      2,48  0,00  2,09    0   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
AGO                                                   90,17   52,17     20     24       365      5,89  0,00  2,14    0   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
SEP                                                   95,75   45,93     20     24       365      2,89  0,00  1,56    0   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
OCT                                                   85,85   48,13     20     24       365      1,83  0,00  2,41    0   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
NOV                                                   85,78   43,85     20     24       365      1,80  0,00  1,97    0   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
DIC                                                  113,92   32,51     21     24       365      1,66  0,00  1,50    0   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
POM                                                   88,73   46,24     20     24       365      5,68  0,00  2,65    0   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Niveles Maximos Permisibles - Normas Peruanas (MEM)    n.d.    100      n.d.                      25          25    (*)
------------------------------------------------------------------------------------------------------------------------------------

Rererencia : Reportes de la Soccidn Pruebas de Control, contenido metalico, mensuales de Plantue, etc.
Nota       : n.d. (No determinado)
    (*)    : La norma establece para el easo de Centromin Peru S.A., fijar el
             83% del nzufre que ingresa.
Fuente     : Auditoria Ambiental de Emisiones y Vertimientos, Junio 1996

    CENTROMIN PERU S.A.                                                  Pag 105
Direccion de Asuntos Amblentales

                                TABLA No 4.1.1/4A
                       EMISIONES POR CHIMENEAS SECUNDARIAS
                            Periodo: Ene - Jun. 1996


------------------------------------------------------------------------------------------------------------------------------------
                                        INORGANICO FISICO                                     INORGANICO CONTENIDO METALICO mg/m3
                          ----------------------------------------------------------------------------------------------------------
MESES  FUENTE DE EMISION  ALTURA  EQUIPO DE PRE O    FLUJO   SOLIDOS   Temp TIEMPO DE EMISON
                                                                            ----------------
                            m     POST TRATAMIENTO   m3/seg  mg/m3       C    h/d       d/a       As   Cd    Pb    SO(2)  CO   CO(2)
------------------------------------------------------------------------------------------------------------------------------------
ENE    CHIMENEA DE FIERRO   91         Ninguno       103,25   42,37     21     24       365      3,14  0,00  1,95    0   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
FEB                                                   95.70   54.06     20     24       365      3,30  0,00  2,59    0   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
MAR                                                   91,12   49,92     19     24       365      3,49  0,00  2,50    0   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
ABR                                                   84,92   58,61     16     24       365     21,63  0,00  5,33    0   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
MAY                                                  116,45   40,75     18     24       365      1,87  0,00  4,40    0   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
JUN                                                   94,18   55,30     20     24       365     31,19  0,00  2,54    0   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
JUL
------------------------------------------------------------------------------------------------------------------------------------
AGO
------------------------------------------------------------------------------------------------------------------------------------
SEP
------------------------------------------------------------------------------------------------------------------------------------
OCT
------------------------------------------------------------------------------------------------------------------------------------
NOV
------------------------------------------------------------------------------------------------------------------------------------
DIC
------------------------------------------------------------------------------------------------------------------------------------
POM                                                   97,60   50,17     19     24       365     10,77  0,00  3,22    0   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Niveles Maximos Permisibles - Normas Peruanas (MEM)    n.d.    100      n.d.                      25          25    (*)
------------------------------------------------------------------------------------------------------------------------------------

Rererencia : Reportes de la Soccidn Pruebas de Control, contenido metalico, mensuales de Plantue, etc.
Nota       : n.d. (No determinado)
    (*)    : La norma establece para el easo de Centromin Peru S.A., fijar el
             83% del nzufre que ingresa.
Fuente     : Auditoria Ambiental de Emisiones y Vertimientos, Junio 1996

    CENTROMIN PERU S.A.                                                  Pag 106
Direccion de Asuntos Amblentales

                                TABLA No 4.1.1/5
                       EMISIONES POR CHIMENEAS SECUNDARIAS
                            Periodo: Ene - Dic. 1995


------------------------------------------------------------------------------------------------------------------------------------
                                        INORGANICO FISICO                                     INORGANICO CONTENIDO METALICO mg/m3
                          ----------------------------------------------------------------------------------------------------------
MESES  FUENTE DE EMISION  ALTURA  EQUIPO DE PRE O    FLUJO   SOLIDOS   Temp TIEMPO DE EMISON
                                                                            ----------------
                            m     POST TRATAMIENTO   m3/seg  mg/m3       C    h/d       d/a    As     Cd    Pb   SO(2)  CO   CO(2)
-----------------------------------------------------------------------------------------------------------------------------------
ENE    CHIMENEA DE FIERRO   19         Ninguno        14,94   n.d.      290     24       365     n.d.  n.d. n.d. 8 711   0    36 533
------------------------------------------------------------------------------------------------------------------------------------
FEB       BATERIA "A"                (1 chimenea)     12,66   n.d.      283     24       365     n.d.  n.d. n.d. 5 227  762   33 539
------------------------------------------------------------------------------------------------------------------------------------
MAR                                                   13,22   n.d.      248     24       365     n.d.  n.d. n.d.    0  1 524  42 522
------------------------------------------------------------------------------------------------------------------------------------
ABR                                                   15,07   n.d.      266     24       365     n.d.  n.d. n.d. 14 809  381  23 956
------------------------------------------------------------------------------------------------------------------------------------
MAY                                                   14,95   n.d.      284     24       365     n.d.  n.d. n.d. 20 036  381  36 533
------------------------------------------------------------------------------------------------------------------------------------
JUN                                                   15,80   n.d.      311     24       365     n.d.  n.d. n.d. 17 423 2 287 34 736
------------------------------------------------------------------------------------------------------------------------------------
JUL                                                   15,26   n.d.      298     24       365     n.d.  n.d. n.d.    0     0   50 308
------------------------------------------------------------------------------------------------------------------------------------
AGO                                                   15,12   n.d.      258     24       365     n.d.  n.d. n.d. 12 196   0   19 764
------------------------------------------------------------------------------------------------------------------------------------
SEP                                                   15,32   n.d.      271     24       365     n.d.  n.d. n.d. 15 332   0   35 335
------------------------------------------------------------------------------------------------------------------------------------
OCT                                                   15,89   n.d.      270     24       365     n.d.  n.d. n.d. 11 325   0   22 758
------------------------------------------------------------------------------------------------------------------------------------
NOV                                                   15,82   n.d.      274     24       365     n.d.  n.d. n.d.  2 613   0   44 319
------------------------------------------------------------------------------------------------------------------------------------
DIC                                                   14,21   n.d.      279     24       365     n.d.  n.d. n.d.    0     0   37 132
------------------------------------------------------------------------------------------------------------------------------------
POM                                                   14,86   n.d.      278     24       365     n.d.  n.d. n.d.  8 973  445  34 786
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Niveles Maximos Permisibles - Normas Peruanas (MEM)    n.d.    100      n.d.                      25          25    (*)
------------------------------------------------------------------------------------------------------------------------------------

Rererencia : Reportes de la Soccidn Pruebas de Control, contenido metalico, mensuales de Plantue, etc.
Nota       : n.d. (No determinado)
    (*)    : La norma establece para el easo de Centromin Peru S.A., fijar el
             83% del nzufre que ingresa.
Fuente     : Auditoria Ambiental de Emisiones y Vertimientos, Junio 1996

    CENTROMIN PERU S.A.                                                  Pag 107
Direccion de Asuntos Amblentales

                                TABLA No 4.1.1/5A
                       EMISIONES POR CHIMENEAS SECUNDARIAS
                            Periodo: Ene - Jun. 1995

------------------------------------------------------------------------------------------------------------------------------------
                                        INORGANICO FISICO                                     INORGANICO CONTENIDO METALICO mg/m3
                          ----------------------------------------------------------------------------------------------------------
MESES  FUENTE DE EMISION  ALTURA  EQUIPO DE PRE O    FLUJO   SOLIDOS   Temp TIEMPO DE EMISON
                                                                            ----------------
                            m     POST TRATAMIENTO   m3/seg  mg/m3       C    h/d       d/a       As   Cd    Pb    SO(2)  CO   CO(2)
------------------------------------------------------------------------------------------------------------------------------------
ENE    CHIMENEA DE COQUE    19         Ninguno        14,28   n.d.      262     24       365      n.d.  n.d. n.d.  6098   0   31 143
------------------------------------------------------------------------------------------------------------------------------------
FEB       BATERIA "A"                (1 chimenea)     15,71   n.d.      277     24       365      n.d.  n.d. n.d.    0    0   36 533
------------------------------------------------------------------------------------------------------------------------------------
MAR                                                   16,69   n.d.      306     24       365      n.d.  n.d. n.d.    0    0   40 127
------------------------------------------------------------------------------------------------------------------------------------
ABR                                                   14,57   n.d.      235     24       365      n.d.  n.d. n.d.    0    0   35 335
------------------------------------------------------------------------------------------------------------------------------------
MAY                                                   13,81   n.d.      272     24       365      n.d.  n.d. n.d. 17 423  0   40 726
------------------------------------------------------------------------------------------------------------------------------------
JUN                                                   15,43   n.d.      275     24       365      n.d.  n.d. n.d.    0    0   35 335
------------------------------------------------------------------------------------------------------------------------------------
JUL
------------------------------------------------------------------------------------------------------------------------------------
AGO
------------------------------------------------------------------------------------------------------------------------------------
SEP
------------------------------------------------------------------------------------------------------------------------------------
OCT
------------------------------------------------------------------------------------------------------------------------------------
NOV
------------------------------------------------------------------------------------------------------------------------------------
DIC
------------------------------------------------------------------------------------------------------------------------------------
POM                                                   15,08   n.d.      271     24       365      n.d.  n.d. n.d.  3 920   0  36 533
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Niveles Maximos Permisibles - Normas Peruanas (MEM)    n.d.    100      n.d.                      25          25    (*)
------------------------------------------------------------------------------------------------------------------------------------

Rererencia : Reportes de la Soccidn Pruebas de Control, contenido metalico, mensuales de Plantue, etc.
Nota       : n.d. (No determinado)
    (*)    : La norma establece para el easo de Centromin Peru S.A., fijar el
             83% del nzufre que ingresa.
Fuente     : Auditoria Ambiental de Emisiones y Vertimientos, Junio 1996

    CENTROMIN PERU S.A.                                                  Pag 108
Direccion de Asuntos Amblentales

                                TABLA No 4.1.1/5B
                       EMISIONES POR CHIMENEAS SECUNDARIAS
                            Periodo: Ene - Dic. 1995


------------------------------------------------------------------------------------------------------------------------------------
                                        INORGANICO FISICO                                     INORGANICO CONTENIDO METALICO mg/m3
                          ----------------------------------------------------------------------------------------------------------
MESES  FUENTE DE EMISION  ALTURA  EQUIPO DE PRE O    FLUJO   SOLIDOS   Temp TIEMPO DE EMISON
                                                                            ----------------
                            m     POST TRATAMIENTO   m3/seg  mg/m3       C    h/d      d/a       As   Cd    Pb    SO(2)  CO   CO(2)
-----------------------------------------------------------------------------------------------------------------------------------
ENE    CHIMENEA DE FIERRO   19         Ninguno        14,37   n.d.      324     24      365      n.d.  n.d. n.d. 12 196   0   32 940
------------------------------------------------------------------------------------------------------------------------------------
FEB       BATERIA "B"                (1 chimenea)     16,71   n.d.      308     24      365      n.d.  n.d. n.d. 14 809  762  31 143
------------------------------------------------------------------------------------------------------------------------------------
MAR                                                   14,51   n.d.      296     24      365      n.d.  n.d. n.d.    871 7241  28 149
------------------------------------------------------------------------------------------------------------------------------------
ABR                                                   13,34   n.d.      269     24      365      n.d.  n.d. n.d. 11 325   0   31 143
------------------------------------------------------------------------------------------------------------------------------------
MAY                                                   14,97   n.d.      278     24      365      n.d.  n.d. n.d.  6 098   0   38 929
------------------------------------------------------------------------------------------------------------------------------------
JUN                                                   14,02   n.d.      293     24      365      n.d.  n.d. n.d. 10 454   0   37 731
------------------------------------------------------------------------------------------------------------------------------------
JUL                                                   13,91   n.d.      299     24      365      n.d.  n.d. n.d.     0    0   50 308
------------------------------------------------------------------------------------------------------------------------------------
AGO                                                   14,48   n.d.      293     24      365      n.d.  n.d. n.d.  9 542   0   28 747
------------------------------------------------------------------------------------------------------------------------------------
SEP                                                   14,78   n.d.      260     24      365      n.d.  n.d. n.d.  6 098   0   38 330
------------------------------------------------------------------------------------------------------------------------------------
OCT                                                   15,86   n.d.      290     24      365      n.d.  n.d. n.d.  8 711   0   28 149
------------------------------------------------------------------------------------------------------------------------------------
NOV                                                   15,84   n.d.      259     24      365      n.d.  n.d. n.d.    871   0   40 127
------------------------------------------------------------------------------------------------------------------------------------
DIC                                                   14,37   n.d.      276     24      365      n.d.  n.d. n.d.     0    0   30 544
------------------------------------------------------------------------------------------------------------------------------------
POM                                                   14,76   n.d.      287     24      365      n.d.  n.d. n.d.  6 751 667   34 687
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Niveles Maximos Permisibles - Normas Peruanas (MEM)    n.d.    100      n.d.                      25          25    (*)
------------------------------------------------------------------------------------------------------------------------------------

Rererencia : Reportes de la Soccidn Pruebas de Control, contenido metalico, mensuales de Plantue, etc.
Nota       : n.d. (No determinado)
    (*)    : La norma establece para el easo de Centromin Peru S.A., fijar el
             83% del nzufre que ingresa.
Fuente     : Auditoria Ambiental de Emisiones y Vertimientos, Junio 1996

    CENTROMIN PERU S.A.                                                  Pag 109
Direccion de Asuntos Amblentales

                                TABLA No 4.1.1/5C
                       EMISIONES POR CHIMENEAS SECUNDARIAS
                            Periodo: Ene - Jun. 1995

------------------------------------------------------------------------------------------------------------------------------------
                                        INORGANICO FISICO                                     INORGANICO CONTENIDO METALICO mg/m3
                          ----------------------------------------------------------------------------------------------------------
MESES  FUENTE DE EMISION  ALTURA  EQUIPO DE PRE O    FLUJO   SOLIDOS   Temp TIEMPO DE EMISON
                                                                            ----------------
                            m     POST TRATAMIENTO   m3/seg  mg/m3       C    h/d       d/a       As   Cd    Pb    SO(2)  CO   CO(2)
------------------------------------------------------------------------------------------------------------------------------------
ENE    CHIMENEA DE FIERRO   19         Ninguno        13,59   n.d.      308     24       365      n.d.  n.d. n.d.  7 840  0   44 319
------------------------------------------------------------------------------------------------------------------------------------
FEB       BATERIA "B"                (1 chimenea)     15,57   n.d.      341     24       365      n.d.  n.d. n.d.    0    0   49 110
------------------------------------------------------------------------------------------------------------------------------------
MAR                                                   16,02   n.d.      323     24       365      n.d.  n.d. n.d.    0    0   33 539
------------------------------------------------------------------------------------------------------------------------------------
ABR                                                   14,49   n.d.      260     24       365      n.d.  n.d. n.d.    0    0   44 319
------------------------------------------------------------------------------------------------------------------------------------
MAY                                                    6,74   n.d.      315     24       365      n.d.  n.d. n.d. 14 809  0   43 121
------------------------------------------------------------------------------------------------------------------------------------
JUN                                                   16,92   n.d.      309     24       365      n.d.  n.d. n.d.    0    0   44 319
------------------------------------------------------------------------------------------------------------------------------------
JUL
------------------------------------------------------------------------------------------------------------------------------------
AGO
------------------------------------------------------------------------------------------------------------------------------------
SEP
------------------------------------------------------------------------------------------------------------------------------------
OCT
------------------------------------------------------------------------------------------------------------------------------------
NOV
------------------------------------------------------------------------------------------------------------------------------------
DIC
------------------------------------------------------------------------------------------------------------------------------------
POM                                                   13,89   n.d.      309     24       365      n.d.  n.d. n.d. 3 775    0  43 121
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Niveles Maximos Permisibles - Normas Peruanas (MEM)    n.d.    100      n.d.                      25          25    (*)
------------------------------------------------------------------------------------------------------------------------------------

Rererencia : Reportes de la Soccidn Pruebas de Control, contenido metalico, mensuales de Plantue, etc.
Nota       : n.d. (No determinado)
    (*)    : La norma establece para el easo de Centromin Peru S.A., fijar el
             83% del nzufre que ingresa.
Fuente     : Auditoria Ambiental de Emisiones y Vertimientos, Junio 1996

    CENTROMIN PERU S.A.                                                  Pag 110
Direccion de Asuntos Amblentales

                                TABLA No 4.1.1/6
                       EMISIONES POR CHIMENEAS SECUNDARIAS
                            Periodo: Ene - Dic. 1995


------------------------------------------------------------------------------------------------------------------------------------
                                        INORGANICO FISICO                                     INORGANICO CONTENIDO METALICO mg/m3
                          ----------------------------------------------------------------------------------------------------------
MESES  FUENTE DE EMISION    ALTURA  EQUIPO DE PRE O    FLUJO  SOLIDOS  Temp  TIEMPO DE EMISON
                                                                             ----------------
                              m     POST TRATAMIENTO   m3/seg  mg/m3     C    h/d       d/a       As   Cd    Pb    SO(2)  CO   CO(2)
------------------------------------------------------------------------------------------------------------------------------------
ENE  SISTEMA DE VENTILACION   19    Lavador de gases   0,46  313,56      19     12       365      n.d.  n.d. 16,18  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
FEB     OLLAS DE BISMUTO                               0,46  262,50      24     12       365      n.d.  n.d.  1,35  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
MAR  Pta. RESIDUOS ANODICOS                            0,47  334,61      22     12       365      n.d.  n.d. 15,86  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
ABR                                                    0,44  553,15      26     12       365      n.d.  n.d.  3,03  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
MAY                                                    0,45   81,25      20     12       365      n.d.  n.d. 12,98  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
JUN                                                    0,51  865,47      28     12       365      n.d.  n.d.  4,92  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
JUL                                                    0,42  220,14      16     12       365      n.d.  n.d.  5,79  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
AGO                                                    0,45  483,36      24     12       365      n.d.  n.d.  6,70  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
SEP                                                    0,38  740,70      18     12       365      n.d.  n.d. 37,08  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
OCT                                                    0,38   95,98      19     12       365      n.d.  n.d. 12,36  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
NOV                                                    0,34  191,45      25     12       365      n.d.  n.d. 11,19  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
DIC                                                    0,61  346,34      19     12       365      n.d.  n.d. 39,25  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
POM                                                    0,45  374,04      22     12       365      n.d.  n.d. 13,89  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Niveles Maximos Permisibles - Normas Peruanas (MEM)    n.d.    100      n.d.                      25          25    (*)
------------------------------------------------------------------------------------------------------------------------------------

Rererencia : Reportes de la Soccidn Pruebas de Control, contenido metalico, mensuales de Plantue, etc.
Nota       : n.d. (No determinado)
    (*)    : La norma establece para el easo de Centromin Peru S.A., fijar el
             83% del nzufre que ingresa.
Fuente     : Auditoria Ambiental de Emisiones y Vertimientos, Junio 1996

    CENTROMIN PERU S.A.                                                  Pag 111
Direccion de Asuntos Amblentales

                                TABLA No 4.1.1/6A
                       EMISIONES POR CHIMENEAS SECUNDARIAS
                            Periodo: Ene - Dic. 1995


------------------------------------------------------------------------------------------------------------------------------------
                                        INORGANICO FISICO                                     INORGANICO CONTENIDO METALICO mg/m3
                          ----------------------------------------------------------------------------------------------------------
MESES  FUENTE DE EMISION    ALTURA  EQUIPO DE PRE O    FLUJO   SOLIDOS   Temp TIEMPO DE EMISON
                                                                            ----------------
                              m     POST TRATAMIENTO   m3/seg  mg/m3       C    h/d       d/a     As   Cd     Pb   SO(2)  CO   CO(2)
------------------------------------------------------------------------------------------------------------------------------------
ENE  SISTEMA DE VENTILACION   19    Lavador de gases   0,51    619,42      18     12       365    n.d.  n.d.  3,30  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
FEB     OLLAS DE BISMUTO                               0,65   3068,13      20     12       365    n.d.  n.d. 43,39  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
MAR  Pta. RESIDUOS ANODICOS                            0,68   1226,65      23     12       365    n.d.  n.d. 15,47  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
ABR                                                    0,56    566,67      23     12       365    n.d.  n.d. 48,76  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
MAY                                                    0,65    709,69      20     12       365    n.d.  n.d.  6,88  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
JUN                                                    0,70    726,39      19     12       365    n.d.  n.d.  7,49  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
JUL
------------------------------------------------------------------------------------------------------------------------------------
AGO
------------------------------------------------------------------------------------------------------------------------------------
SEP
------------------------------------------------------------------------------------------------------------------------------------
OCT
------------------------------------------------------------------------------------------------------------------------------------
NOV
------------------------------------------------------------------------------------------------------------------------------------
DIC
------------------------------------------------------------------------------------------------------------------------------------
POM                                                    0,62   1152,83      21     12       365    n.d.  n.d. 20,72  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Niveles Maximos Permisibles - Normas Peruanas (MEM)    n.d.    100      n.d.                      25          25    (*)
------------------------------------------------------------------------------------------------------------------------------------

Rererencia : Reportes de la Soccidn Pruebas de Control, contenido metalico, mensuales de Plantue, etc.
Nota       : n.d. (No determinado)
    (*)    : La norma establece para el easo de Centromin Peru S.A., fijar el
             83% del nzufre que ingresa.
Fuente     : Auditoria Ambiental de Emisiones y Vertimientos, Junio 1996

    CENTROMIN PERU S.A.                                                  Pag 112
Direccion de Asuntos Amblentales

                                TABLA No 4.1.1/7
                       EMISIONES POR CHIMENEAS SECUNDARIAS
                            Periodo: Ene - Dic. 1995


------------------------------------------------------------------------------------------------------------------------------------
                                        INORGANICO FISICO                                     INORGANICO CONTENIDO METALICO mg/m3
                          ----------------------------------------------------------------------------------------------------------
MESES  FUENTE DE EMISION    ALTURA  EQUIPO DE PRE O    FLUJO  SOLIDOS  Temp  TIEMPO DE EMISON
                                                                             ----------------
                              m     POST TRATAMIENTO   m3/seg  mg/m3     C    h/d       d/a       As   Cd    Pb    SO(2)  CO   CO(2)
------------------------------------------------------------------------------------------------------------------------------------
ENE  SISTEMA DE VENTILACION   19    FILTROS DE BOLSAS 17,61   45,99      31     18       365      n.d.  n.d.  0,48  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
FEB    DE CONVERTIDORES               (3 Chimenens)   15,94   50,84      35     18       365      n.d.  n.d.  0,69  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
MAR  Pta. RESIDUOS ANODICOS                           17,39   22,91      37     18       365      n.d.  n.d.  1,47  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
ABR                                                   16,67   27,52      44     18       365      n.d.  n.d.  3,49  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
MAY                                                   15,50   21,54      40     18       365      n.d.  n.d.  1,51  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
JUN                                                   17,50   24,85      32     18       365      n.d.  n.d.  1,69  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
JUL                                                   17,31   25,45      35     18       365      n.d.  n.d.  0,84  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
AGO                                                   15,03   29,67      35     18       365      n.d.  n.d.  3,39  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
SEP                                                   17,05   31,01      41     18       365      n.d.  n.d.  0,93  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
OCT                                                   18,20   27,60      38     18       365      n.d.  n.d.  2,66  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
NOV                                                   17,67   36,18      35     18       365      n.d.  n.d.  2,26  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
DIC                                                   16,31   35,96      38     18       365      n.d.  n.d.  1,23  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
POM                                                   16,85   31,63      37     18       365      n.d.  n.d.  1,72  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Niveles Maximos Permisibles - Normas Peruanas (MEM)    n.d.    100      n.d.                       25          25    (*)
------------------------------------------------------------------------------------------------------------------------------------

Rererencia : Reportes de la Soccidn Pruebas de Control, contenido metalico, mensuales de Plantue, etc.
Nota       : n.d. (No determinado)
    (*)    : La norma establece para el easo de Centromin Peru S.A., fijar el
             83% del nzufre que ingresa.
Fuente     : Auditoria Ambiental de Emisiones y Vertimientos, Junio 1996

    CENTROMIN PERU S.A.                                                  Pag 113
Direccion de Asuntos Amblentales

                                TABLA No 4.1.1/7A
                       EMISIONES POR CHIMENEAS SECUNDARIAS
                            Periodo: Ene - Dic. 1995


------------------------------------------------------------------------------------------------------------------------------------
                                        INORGANICO FISICO                                     INORGANICO CONTENIDO METALICO mg/m3
                          ----------------------------------------------------------------------------------------------------------
MESES  FUENTE DE EMISION    ALTURA  EQUIPO DE PRE O    FLUJO  SOLIDOS  Temp  TIEMPO DE EMISON
                                                                             ----------------
                              m     POST TRATAMIENTO   m3/seg  mg/m3     C    h/d       d/a       As   Cd    Pb    SO(2)  CO   CO(2)
------------------------------------------------------------------------------------------------------------------------------------
ENE  SISTEMA DE VENTILACION   19    FILTROS DE BOLSAS 16,51   32,81      46     18       365      n.d.  n.d.  1,84  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
FEB     DE CONVERTIDORES               (3 Chimenens)  20,17   26,95      40     18       365      n.d.  n.d.  2,51  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
MAR  Pta. RESIDUOS ANODICOS                           18,05   30,89      38     18       365      n.d.  n.d.  2,40  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
ABR                                                   19,18   23,23      40     18       365      n.d.  n.d.  1,83  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
MAY                                                   19,87   32,50      39     18       365      n.d.  n.d. 10,42  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
JUN                                                   19,18   26,91      40     18       365      n.d.  n.d.  0,95  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
JUL
------------------------------------------------------------------------------------------------------------------------------------
AGO
------------------------------------------------------------------------------------------------------------------------------------
SEP
------------------------------------------------------------------------------------------------------------------------------------
OCT
------------------------------------------------------------------------------------------------------------------------------------
NOV
------------------------------------------------------------------------------------------------------------------------------------
DIC
------------------------------------------------------------------------------------------------------------------------------------
POM                                                   18,83   28,88      41     18       365      n.d.  n.d.  3,32  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Niveles Maximos Permisibles - Normas Peruanas (MEM)    n.d.    100      n.d.                       25          25    (*)
------------------------------------------------------------------------------------------------------------------------------------

Rererencia : Reportes de la Soccidn Pruebas de Control, contenido metalico, mensuales de Plantue, etc.
Nota       : n.d. (No determinado)
    (*)    : La norma establece para el easo de Centromin Peru S.A., fijar el
             83% del nzufre que ingresa.
Fuente     : Auditoria Ambiental de Emisiones y Vertimientos, Junio 1996

    CENTROMIN PERU S.A.                                                  Pag 114
Direccion de Asuntos Amblentales

                                TABLA No 4.1.1/8
                       EMISIONES POR CHIMENEAS SECUNDARIAS
                            Periodo: Ene - Dic. 1995


------------------------------------------------------------------------------------------------------------------------------------
                                        INORGANICO FISICO                                     INORGANICO CONTENIDO METALICO mg/m3
                          ----------------------------------------------------------------------------------------------------------
MESES  FUENTE DE EMISION    ALTURA  EQUIPO DE PRE O    FLUJO  SOLIDOS  Temp  TIEMPO DE EMISON
                                                                             ----------------
                              m     POST TRATAMIENTO   m3/seg  mg/m3     C    h/d       d/a       As   Cd    Pb    SO(2)  CO   CO(2)
------------------------------------------------------------------------------------------------------------------------------------
ENE  SISTEMA DE VENTILACION   15    PRECIPITADOR      10,26   39,48      49     18       365      n.d.  n.d.  0,70  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
FEB       DE COPELAS               ELECTROSTATICO     11,85  102,59      44     18       365      n.d.  n.d.  0,58  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
MAR  Pta. RESIDUOS ANODICOS         Y FLITROS DE      11,91   52,73      42     18       365      n.d.  n.d.  0,91  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
ABR                                   BOLSAS          12,94   35,41      43     18       365      n.d.  n.d.  2,78  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
MAY                                                   11,97   37,31      45     18       365      n.d.  n.d.  3,73  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
JUN                                                   12,24   45,45      45     18       365      n.d.  n.d.  1,88  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
JUL                                                   12,23   38,85      44     18       365      n.d.  n.d.  2,78  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
AGO                                                   12,27   35,42      46     18       365      n.d.  n.d.  2,76  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
SEP                                                   11,64   28,16      42     18       365      n.d.  n.d.  1,56  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
OCT                                                   12,20   59,44      37     18       365      n.d.  n.d.  1,51  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
NOV                                                   11,00   48,53      43     18       365      n.d.  n.d.  1,33  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
DIC                                                   12,72   33,31      43     18       365      n.d.  n.d.  0,75  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
POM                                                   11,94   46,39      44     18       365      n.d.  n.d.  1,77  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Niveles Maximos Permisibles - Normas Peruanas (MEM)    n.d.    100      n.d.                       25          25    (*)
------------------------------------------------------------------------------------------------------------------------------------

Rererencia : Reportes de la Soccidn Pruebas de Control, contenido metalico, mensuales de Plantue, etc.
Nota       : n.d. (No determinado)
    (*)    : La norma establece para el easo de Centromin Peru S.A., fijar el
             83% del nzufre que ingresa.
Fuente     : Auditoria Ambiental de Emisiones y Vertimientos, Junio 1996

    CENTROMIN PERU S.A.                                                  Pag 115
Direccion de Asuntos Amblentales

                                TABLA No 4.1.1/8A
                       EMISIONES POR CHIMENEAS SECUNDARIAS
                            Periodo: Ene - Dic. 1995


------------------------------------------------------------------------------------------------------------------------------------
                                        INORGANICO FISICO                                     INORGANICO CONTENIDO METALICO mg/m3
                          ----------------------------------------------------------------------------------------------------------
MESES  FUENTE DE EMISION    ALTURA  EQUIPO DE PRE O    FLUJO  SOLIDOS  Temp  TIEMPO DE EMISON
                                                                             ----------------
                              m     POST TRATAMIENTO   m3/seg  mg/m3     C    h/d       d/a       As   Cd    Pb    SO(2)  CO   CO(2)
------------------------------------------------------------------------------------------------------------------------------------
ENE  SISTEMA DE VENTILACION   15    PRECIPITADOR      10,70   50,37      50     18       365      n.d.  n.d.  1,43  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
FEB       DE COPELAS               ELECTROSTATICO     13,94   29,11      48     18       365      n.d.  n.d.  1,39  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
MAR  Pta. RESIDUOS ANODICOS         Y FLITROS DE      12,80   35,92      46     18       365      n.d.  n.d.  0,96  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
ABR                                   BOLSAS          13,20   36,63      45     18       365      n.d.  n.d.  0,91  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
MAY                                                   11,90   51,67      50     18       365      n.d.  n.d.  2,46  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
JUN                                                   13,10   32,24      54     18       365      n.d.  n.d.  0,61  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------
JUL
------------------------------------------------------------------------------------------------------------------------------------
AGO
------------------------------------------------------------------------------------------------------------------------------------
SEP
------------------------------------------------------------------------------------------------------------------------------------
OCT
------------------------------------------------------------------------------------------------------------------------------------
NOV
------------------------------------------------------------------------------------------------------------------------------------
DIC
------------------------------------------------------------------------------------------------------------------------------------
POM                                                   12,61   39,83      49     18       365      n.d.  n.d.  1,29  n.d.  n.d. n.d.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Niveles Maximos Permisibles - Normas Peruanas (MEM)    n.d.    100      n.d.                       25          25    (*)
------------------------------------------------------------------------------------------------------------------------------------

Rererencia : Reportes de la Soccidn Pruebas de Control, contenido metalico, mensuales de Plantue, etc.
Nota       : n.d. (No determinado)
    (*)    : La norma establece para el easo de Centromin Peru S.A., fijar el
             83% del nzufre que ingresa.
Fuente     : Auditoria Ambiental de Emisiones y Vertimientos, Junio 1996

    CENTROMIN PERU S.A.                                                  Pag 116
Direccion de Asuntos Amblentales

                                TABLA No 4.1.1/9
                       EMISIONES POR CHIMENEAS SECUNDARIAS
                            Periodo: Ene - Dic. 1995


------------------------------------------------------------------------------------------------------------------------------------
                                        INORGANICO FISICO                                     INORGANICO CONTENIDO METALICO mg/m3
                          ----------------------------------------------------------------------------------------------------------
MESES  FUENTE DE EMISION    ALTURA  EQUIPO DE PRE O    FLUJO  SOLIDOS  Temp  TIEMPO DE EMISON
                                                                             ----------------
                              m     POST TRATAMIENTO   m3/seg  mg/m3     C    h/d    d/a    As   Cd      Pb     SO(2)   CO     CO(2)
------------------------------------------------------------------------------------------------------------------------------------
ENE  SISTEMA DE VENTILACION   30  LAVADORES DE GASES  37,20  959,84      68     21    365   n.d.  0,96   10,56   n.d.   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
FEB    TOSTADORES DE ZINC          FILTROS DE BOLSAS  34,58  932,06      69     21    365   n.d.  1,12   13,05   n.d.   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
MAR                                                   33,47 1103,23      63     21    365   n.d.  1,32   15,45   n.d.   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
ABR                                                  198,15  139,60      61     21    365   n.d.  0,15    1,68   n.d.   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
MAY                                                   33,07 1039,57      65     21    365   n.d.  1,56    1,77   n.d.   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
JUN                                                   20,70  499,87      37     21    365   n.d.  0,60    7,50   n.d.   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
JUL                                                   36,07 1026,26      59     21    365   n.d.  1,23   14,37   n.d.   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
AGO                                                   32,28 1303,92      58     21    365   n.d.  1,56   20,86   n.d.   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
SEP                                                   26,42  890,29      51     21    365   n.d.  1,07   13,35   n.d.   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
OCT                                                   29,33  901,59      52     21    365   n.d.  0,99   13,52   n.d.   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
NOV                                                   35,05 1240,95      60     21    365   n.d.  1,40   14,89   n.d.   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
DIC                                                   36,57 1015,40      60     21    365   n.d.  1,22   10,15   n.d.   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
POM                                                   46,07  921,05      59     21    365   n.d.  1,10   11,43   n.d.   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Niveles Maximos Permisibles - Normas Peruanas (MEM)    n.d.    100      n.d.                       25          25    (*)
------------------------------------------------------------------------------------------------------------------------------------

Rererencia : Reportes de la Soccidn Pruebas de Control, contenido metalico, mensuales de Plantue, etc.
Nota       : n.d. (No determinado)
    (*)    : La norma establece para el easo de Centromin Peru S.A., fijar el
             83% del nzufre que ingresa.
Fuente     : Auditoria Ambiental de Emisiones y Vertimientos, Junio 1996

    CENTROMIN PERU S.A.                                                  Pag 117
Direccion de Asuntos Amblentales

                                TABLA No 4.1.1/9A
                       EMISIONES POR CHIMENEAS SECUNDARIAS
                            Periodo: Ene - Jun. 1996


------------------------------------------------------------------------------------------------------------------------------------
                                        INORGANICO FISICO                                     INORGANICO CONTENIDO METALICO mg/m3
                          ----------------------------------------------------------------------------------------------------------
MESES  FUENTE DE EMISION    ALTURA  EQUIPO DE PRE O    FLUJO  SOLIDOS  Temp  TIEMPO DE EMISON
                                                                               ----------------
                              m     POST TRATAMIENTO  m3/seg   mg/m3     C     h/d    d/a   As    Cd      Pb    SO(2)   CO     CO(2)
------------------------------------------------------------------------------------------------------------------------------------
ENE  SISTEMA DE VENTILACION   30  LAVADORES DE GASES  31,87   1093,24    65     21    365   0,00  1,53   15,31   n.d.   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
FEB    TOSTADORES DE ZINC          FILTROS DE BOLSAS  25,85   1000,70    63     21    365   0,00  1,20   14,01   n.d.   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
MAR                                                   32,00   1023,58    52     21    365   0,00  1,54   13,31   n.d.   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
ABR                                                   37,08   1003,43    66     21    365   0,00  1,51   16,05   n.d.   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
MAY                                                   24,52    491,92    44     21    365   0,00  0,74    8,36   n.d.   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
JUN                                                   29,02    943,34    55     21    365   0,00  1,42   15,09   n.d.   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------
JUL
------------------------------------------------------------------------------------------------------------------------------------
AGO
------------------------------------------------------------------------------------------------------------------------------------
SEP
------------------------------------------------------------------------------------------------------------------------------------
OCT
------------------------------------------------------------------------------------------------------------------------------------
NOV
------------------------------------------------------------------------------------------------------------------------------------
DIC
------------------------------------------------------------------------------------------------------------------------------------
POM                                                   30,06    926,04    58     21    365   0,00  1,32   13,69   n.d.   n.d.   n.d.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Niveles Maximos Permisibles - Normas Peruanas (MEM)    n.d.    100      n.d.                 25            25    (*)
------------------------------------------------------------------------------------------------------------------------------------

Rererencia : Reportes de la Soccidn Pruebas de Control, contenido metalico, mensuales de Plantue, etc.
Nota       : n.d. (No determinado)
    (*)    : La norma establece para el easo de Centromin Peru S.A., fijar el
             83% del nzufre que ingresa.
Fuente     : Auditoria Ambiental de Emisiones y Vertimientos, Junio 1996

    CENTROMIN PERU S.A.                                                  Pag 118
Direccion de Asuntos Amblentales

                                TABLA No 4.1.1/10
              EMISIONES FUGITIVAS Y DE OTRAS CHIMENEAS SECUNDARIAS


-----------------------------------------------------------------------------------------------------------------------------------
                                    TIEMPO    ALTURA
                                    EMISION     DE
                                    -------  EMISION    TIPO DE SOLIDOS           TIPOS DE GASES   EQUIPOS DE TRATAMIENTO
No. FUENTE DE EMISION               Dias/Ano   mts
-----------------------------------------------------------------------------------------------------------------------------------
  PLANTA DE PREPARACION

  o Emanaciones del mezclador de      365       N.D.     Polvo de sulfuros inalte-    Aire frio.    Lavador de gases.  Tiro forzado.
    manipuleo de polvos.                                         rados

  o Emanaciones de la tolva 7 que     365       N.D.     Polvo de sulfuros tostados      Aire.      Filtros bolsa.  Tiro forzado.
    recepciona y almacena los polvos                     procedentes de Cottrelles.
    de Cottrelles.

  o Emanaciones de la tolva 7 que     365       N.D.     Polvo de sulfuros tostados.     Aire.      Filtros bolsa.  Tiro forzado.
    recepciona y almacena los polvos
    de Cottrelles.

  PLANTA DE REVERBEROS DE COBRE

  o Emanaciones de la boca colada     365       N.D.     Polvo de mata y escoria.   Gases acidos    Ninguno. Tiro forzade
    de mata negra de escorias y                                                     de SO(2) y
    canal de excorias del Reverbero                                                 H(2)S.
    Oxyfuel.

  HORNOS DE RETENCION DE COBRE
  BLISTER

  o Emisiones vapor de agua generados 365       N.D.      Polvo de cobre blister.   Vapor de agua.  Ninguno. Tiro natural.
    en el enfriamiento de anodos de
    cobre, maquina No. 1 mol.
  o Emisiones vapor de agua generados 365       N.D.      Polvo de cobre blister.   Vapor de agua.  Ninguno. Tiro natural.
    en el enfriamiento de anodos de
    cobre, maguina No. 2 mol.

  PLANTA DE AGLOMERACION

  o Emanaciones en la maquina de      365       N.D.      Polvo de sulfuros pre-                    Filtro de bolsas. Tiro forzado.
    Aglomeracion y area de Chancado.                       tostado y sin tostar.
  o Emanaciones en el sistema de      365       N.D.      Polvo de sinter (sul-     Gases acidos    Filtro de bolsas. Tiro forzado.
    transporte del producto                                  furos tostados).       diluidos SO(2).
    aglomerado y tolvas de finos y
    gruesos.
  o Emanaciones de la descarga de     365       N.D.      Polvo de sinter (sul-         Aire.       Filtro de bolsas. Tiro forzado.
    los finos de sinter a los tanques                         furos tostados).
    de alimentacion 3A; 4A; 5A y 6A.


     CENTROMIN PERU
DIRECCION DE ASUNTOS AMBIENTALES

------------------------------------------------------------------------------------------------------------------------------------
                                                TIEMPO    ALTURA
                                                EMISION     DE
No.       FUENTO DE EMISION                     -------   EMISION    TIPO DE SOLIDOS     TIPOS DE GASES       EQUIPOS DE TRATAMIENTO
                                                Dias/       mts
                                                 Ano
------------------------------------------------------------------------------------------------------------------------------------
     o    Emanaciones de la descarga de las       365       N.D.    Polvo de sinter          Aire.            Filtro de bolsas.
          bombas de polvo.                                          (sulfuros tostados)                       Tiro forzado.

     o    Emanaciones de las fajas FX/203         365       N.D.    Polvo de sinter          Aire.            Lavador de gases.
          que recorre en derrames y del                             (sulfuros tostados).                      Tiro forzado.
          transportador 2165 que conduce
          sinter a las tolvas 2200 y 2230.

     o    Emanaciones de las fajas 103/104        365       N.D.    Polvo de sinter          Aire.            Lavador de gases.
          que transportan el sinter fino.                           (sulfuros tostados).                      Tiro forzado.

     o    Emanaciones de la faja de transporte    365       N.D.    Polvo de sinter          Aire.            Lavador de gases.
          (2221) y descarga (2202) de sinter                        (sulfuros tostados).                      Tiro forzado.
          grueso y dea la faja de descarga
          de finos de sinter (2233).

     PLANTA DE HORNOS DE PLOMO

     o    Emanaciones de los canales de escoria   365       19      Polvo de escoria.        Vapor de agua.   Ninguno. Tiro forzado.
          del Horno de Manga.                                                                H(2)S.

     o    Emisiones de gases de combustion de     365       N.D.    Ninguno.                 Gases de         Ninguno. Tiro natural.
          las ollas de fusion de Pb en la                                                    combustion.
          seccion Fusion y Moldeo.                                                           CO(2).

     PLANTA DE ESPUMAJE DE PLOMO

     o    Emision de gases de combustion de la    365       N.D.    Ninguno.                 Gases de         Ninguno. Tiro natural.
          olla No. 1 de espumaje del plomo de                                                combustion.
          obra.                                                                              CO(2).

     o    Emision de gases de combustion de la    365       N.D.    Ninguno.                 Gases de         Ninguno. Tiro natural.
          olla No. 2 de espumaje del plomo de                                                combustion.
          obra.                                                                              CO(2).

     o    Emision de gases de combustion de la    365       N.D.    Ninguno.                 Gases de         Ninguno. Tiro natural.
          olla No. 3 de espumaje del plomo de                                                combustion.
          obra.                                                                              CO(2).

     o    Emision de gases de combustion de la    365       N.D.    Ninguno.                 Gases de         Ninguno. Tiro natural.
          olla No. 4 de espumaje del plomo de                                                combustion.
          obra.                                                                              CO(2).

     o    Emanaciones en las bocas de colada de   365       N.D.    Polvo de plomo, speiss.  Gases CO(2).     Ninguno. Tiro forzado.
          Pb, mata y speiss de Reverbero de
          Tratamiento de Espumas de Plomo.

     o    Emisiones en el equipo de granulacion   365       N.D.    Ninguno.                 Vapores de       Ninguno. Tiro natural.
          de speiss del Reverbero de Tratamiento                                             agua.
          de Espumas de Plomo.
------------------------------------------------------------------------------------------------------------------------------------


                                                                         Pag 119

     CENTROMIN PERU
DIRECCION DE ASUNTOS AMBIENTALES

------------------------------------------------------------------------------------------------------------------------------------
                                                TIEMPO    ALTURA
                                                EMISION     DE
No.       FUENTO DE EMISION                     -------   EMISION    TIPO DE SOLIDOS     TIPOS DE GASES       EQUIPOS DE TRATAMIENTO
                                                Dias/       mts
                                                 Ano
------------------------------------------------------------------------------------------------------------------------------------
     PLANTA DE COQUE

     o    Emanaciones en la torre de              365       N.D.    Ninguno.            Vapor del agua,       Ninguno. Tiro natural.
          eliminacion de agua del alquitran.                                            alquitran, fenoles.

     PLANTA DE TOSTADORES DE ZN DE CAMA FLUIDA

     o    Emanaciones de la tolva de recepcion    365       N.D.    Polvo de calcina    Gases acidos. SO(2).  Ninguno. Tiro natural.
          de perdigones tostados. Reactor No. 1.                    (oxidos de Zn,
                                                                    Pb, Fe, etc.)

     o    Emanaciones de la tolva de recepcion    365       N.D.    Polvo de calcina    Gases acidos. SO(2).  Ninguno. Tiro natural.
          de perdigones tostados. Reactor No. 2.                    (oxidos de Zn,
                                                                    Pb, Fe, etc.)

     o    Emanaciones de la tolva de recepcion    365       N.D.    Polvo de calcina    Gases acidos. SO(2).  Ninguno. Tiro natural.
          de perdigones tostados. Reactor No. 3.                    (oxidos de Zn,
                                                                    Pb, Fe, etc.)

     o    Emanaciones en el transporte mecanico   365       N.D.    Polvo de            Aire.                 Filtro de bolsa.
          de perdigones verdes secos.                               concentrados de                           Tiro natural.
                                                                    Zn.

     o    Emanaciones en el transporte de         365       N.D.    Polvo de calcina    Gases acidos          Ninguno. Tiro forzado.
          calcina (fajas 8B, enfriador, redler                      (oxidos de Zn,      diluidos, SO(2).
          7B1/2).                                                   Pb, Fe, etc.)

     PLANTA DE TOSTADORES DE Zn DE CAMA
     TURBULENTA Y DE ACIDO SULFURICO

     o    Emanaciones en el transporte de polvos  365       N.D.    Polvo de calcina    Aire.                 Ninguno. Tiro forzado.
          recuperados de los humos del tostador.                    (oxidos de Zn,
                                                                    Pb, Fe, etc.).

     o    Emanaciones en el tanque de lixiviacion 365       N.D.    Ninguno.            Vapores acidos.       Ninguno. Tiro natural.
          neutra de la calcina en el tanque No. 1.                                      (H(2)SO(4); ZnSO(4)).

     o    Emanaciones en el tanque de lixiviacion 365       N.D.    Ninguno.            Vapores acidos.       Ninguno. Tiro natural.
          neutra de la calcina en el tanque No. 2.                                      (H(2)SO(4); ZnSO(4)).

     o    Emanaciones en el tanque de lixiviacion 365       N.D.    Ninguno.            Vapores acidos.       Ninguno. Tiro natural.
          neutra de la calcina en el tanque No. 3.                                      (H(2)SO(4); ZnSO(4)).

     o    Emanaciones en el tanque de lixiviacion 365       N.D.    Ninguno.            Vapores acidos.       Ninguno. Tiro natural.
          de la calcina en el tanque No. 4.                                             (H(2)SO(4); ZnSO(4)).

     o    Emanaciones del tanque ferritas 1 y 2.  365       N.D.    Ninguno.            Vapores acidos.       Ninguno. Tiro natural.
                                                                                        (H(2)SO(4); ZnSO(4)).

     o    Emanaciones en los molinos de perdigones 365      N.D.    Polvo de calcina    Vapores acidores.     Filtros bolsas.
          y los clasificadores de finos y gruesos.                  (oxidos de Zn,      (H(2)SO(4); ZnSO(4)). Tiro forzado.
          Sistema transporte neumatico de calcina.                  Pb, Fe, etc.)
------------------------------------------------------------------------------------------------------------------------------------


                                                                         Pag 120

     CENTROMIN PERU
DIRECCION DE ASUNTOS AMBIENTALES

------------------------------------------------------------------------------------------------------------------------------------
                                                TIEMPO    ALTURA
                                                EMISION     DE
No.       FUENTO DE EMISION                     -------   EMISION    TIPO DE SOLIDOS     TIPOS DE GASES       EQUIPOS DE TRATAMIENTO
                                                Dias/       mts
                                                 Ano
------------------------------------------------------------------------------------------------------------------------------------
     o    Emanaciones de los tanques de           365       N.D.    Ninguno.            Vapores acidos.       Ninguno. Tiro forzado.
          lixiviacion neutra, lixiviacion
          acida, precipitacion de indio y
          tanques de neutralizacion.

     PLANTA DE INDIO

     o    Emanacion de 2 crisoles de indio,       365       N.D.    Ninguno.            Vapores acidos.       Ninguno. Tiro forzado.
          celda de extraccion por solventes,
          4 celdas de cementacion de indio y
          2 tanques de almacenamiento (1 de
          HCl y otro de organico).

     o    Emanaciones de tanque de lavado         365       N.D.    Ninguno.            Gases de combustion   Ninguno. Tiro forzado.
          acido, tanque de lixiviacion acida,
          tanque de lixiviacion alcalina, 2
          tanque auxiliares, deposito de Soln,
          tanque de almacenamiento Soln,
          "Pregnant", tanque de ppu, HCl,
          1 de ppn, NaOH, entre otros.

     PLANTA DE RESIDUOS ANODICOS

     o    Emisiones de humos generados durante    365       N.D.    Escaso polvo        Gases de combustion.  Filtro de bolsas.
          la oxidacion de Sb, Bi en Convertidoras                   (oxido metalico).                         Tiro forzado.
          No. 1, No. 2.

     o    Emisiones de humos generados durante    365       N.D.    Escaso polvo        Gases de combustion.  Filtro de bolsas.
          la oxidacion de Sb, Bi en Convertidoras                   (oxido metalico).                         Tiro forzado.
          No. 3, No. 4.

     o    Emisiones de humos generados durante    365       N.D.    Escaso polvo        Gases de combustion.  Filtro de bolsas.
          la reduc. de Bi en el Reverbero                           (oxido metalico).                         Tiro forzado.
          de Reduc.

     o    Emisiones en el hogar de las copelas    365       N.D.    Escaso polvo        Gases de combustion.  Trombones, lavador de
          Nos. 1, 2, y 3.                                           (oxido metalico).                         gases y precipit.
                                                                                                              Electrostatico
                                                                                                              humedo.

     o    Emanaciones de las bocas de colada de   365       N.D.    Escaso polvo        Gases de combustion.  Filtro de bolsas.
          las copelas Nos. 1, 2 y 3.                                (oxido metalico).                         Tiro forzado.

     o    Emanaciones de las ollas de Bi Nos.     365       N.D.    Ecaso polvo         Gases de cloro.       Filtro de bolsas.
          3 y 4.                                                    (oxido metalico).                         Tiro forzado.

     o    Emanaciones en la camara de combustion  365       N.D.    Escaso polvo        Gases de combustion.  Ninguno. Tiro natural.
          de la olla de refinancion de bismuto                      (oxido metalico).
          No. 1.

     o    Emanaciones en la camara de combustion  365       N.D.    Escaso polvo        Gases de combustion.  Ninguno. Tiro natural.
          de la olla de refinancion de bismuto                      (oxido metalico).
          No. 2.
------------------------------------------------------------------------------------------------------------------------------------


                                                                         Pag 121

     CENTROMIN PERU
DIRECCION DE ASUNTOS AMBIENTALES

------------------------------------------------------------------------------------------------------------------------------------
                                                TIEMPO    ALTURA
                                                EMISION     DE
No.       FUENTO DE EMISION                     -------   EMISION   TIPO DE SOLIDOS     TIPOS DE GASES        EQUIPOS DE TRATAMIENTO
                                                Dias/       mts
                                                 Ano
------------------------------------------------------------------------------------------------------------------------------------
     o    Emanaciones en la camara de combustion  365       N.D.    Escaso polvo        Gases de combustion.  Ninguno. Tiro natural.
          de la olla de refinancion de bismuto                      (oxido metalico).
          No. 3.

     o    Emanaciones en la camara de combustion  365       N.D.    Escaso polvo        Gases de combustion.  Ninguno. Tiro natural.
          de la olla de refinancion de bismuto                      (oxido metalico).
          No. 4.

     o    Emanacion en la camara de combustion    365       N.D.    Escaso polvo        Gases de combustion.  Ninguno. Tiro natural.
          de la olla de refinancion de bismuto                      (oxido metalico).
          No. 5.

     o    Emanaciones en la camara de combustion  365       N.D.    Escaso polvo        Gases de combustion.  Ninguno. Tiro natural.
          de la olla de refinancion de bismuto                      (oxido metalico).
          No. 6.

     o    Emisiones en la fusion del telurio.     365       N.D.    Escaso polvo        Gases de combustion.  Lavador de gases.
                                                                    (oxido metalico).                         Tiro forzado.

     o    Emanaciones en el tanque de             365       N.D.    Ninguno.            Vapores acidos.       Ninguno. Tiro natural.
          precipitacion y purificacion de
          soluci. de selenio No. 1.

     o    Emanaciones en el tanque de             365       N.D.    Ninguno.            Vapores acidos.       Ninguno. Tiro natural.
          precipitacion y purificacion de
          soluc. de selenio No. 2.

PLANTA DE REFINERIA DE PLATA

     o    Emanacion de olla de particion No. 1    365       N.D.    Ninguno.            Vapores acidos.       Ninguno. Tiro natural.
          y su tanque de cementacion de plata.                                          NO(3).

     o    Emanacion de olla de particion No. 2    365       N.D.    Ninguno.            Vapores acidos.       Ninguno. Tiro natural.
          y su tanque de cementacion de plata.                                          NO(3).

     o    Emanacion de las camaras de combustion  365       N.D.    Ninguno.            Gases de combustion.  Ninguno. Tiro natural.
          de las 2 ollas de particion.

     o    Ventilacion de las oficinas y           365       N.D.    Ninguno.            Aire ambiental.       Ninguno. Tiro forzado.
          vestuarios.

     o    Ventilacion por 4 ventiladores de la    365       N.D.    Ninguno.            Aire ambiental.       Ninguno. Tiro forzado.
          Casa de Celdas (claraboyas).

     o    Ventilacion por 2 ventiladores del      365       N.D.    Ninguno.            Aire ambiental.       Ninguno. Tiro forzado.
          cuarto de ollas.

     o    Ventilacion por 1 ventilador del        365       N.D.    Ninguno.            Aire ambiental.       Ninguno. Tiro forzado.
          cuarto 1 de maquinas.

     o    Ventilacion por 1 ventilador del        365       N.D.    Ninguno.            Aire ambiental.       Ninguno. Tiro forzado.
          cuarto 1 de rectificadores.
------------------------------------------------------------------------------------------------------------------------------------


                                                                         Pag 122

     CENTROMIN PERU
DIRECCION DE ASUNTOS AMBIENTALES

------------------------------------------------------------------------------------------------------------------------------------
                                                TIEMPO    ALTURA
                                                EMISION     DE
No.       FUENTO DE EMISION                     -------   EMISION   TIPO DE SOLIDOS     TIPOS DE GASES        EQUIPOS DE TRATAMIENTO
                                                Dias/       mts
                                                 Ano
------------------------------------------------------------------------------------------------------------------------------------
     o    Emisiones del hogar de combustion de    365       N.D.    Ninguno.            Gases de combustion.  Ninguno. Tiro natural.
          la retorta de volatizacion de Zn
          No. 5.

     o    Emisiones del hogar de combustion de    365       N.D.    Ninguno.            Gases de combustion.  Ninguno. Tiro natural.
          la retorta de volatizacion de Zn
          No. 6.

     PLANTA DE CADMIO No. 1

     o    Emisiones de la camara de combustion    365       N.D.    Ninguno.            Gases de combustion.  Ninguno. Tiro natural.
          de la retorta de destilacion de
          cadmio No. 2.

     o    Emisiones del ambiente de pesado del    365       N.D.    Ninguno.            Gases fugitivos de    Ninguno. Tiro forzado.
          cadmio.                                                                       combustion.

     o    Emanaciones de los tanques de           365       N.D.    Ninguno.            Vapores acidos.       Ninguno. Tiro forzado.
          lixiviacion y purificacion de cadmio.

     o    Emanaciones de los 5 tanques de         365       N.D.    Ninguno.            Vapores acidos        Ninguno. Tiro forzado.
          cementacion y las 3 celdas de                                                 (riesgo de
          recuperacion.                                                                 arsenamina).

     PLANTA DE CADMIO No. 2

     o    Emanaciones de 12 celdas de             365       N.D.    Ninguno.            Vapores acidos.       Ninguno. Tiro forzado.
          precipitacion de esponja de cadmio.

     o    Emanaciones de 2 tanques de             365       N.D.    Ninguno.            Vapores acidos.       Ninguno. Tiro forzado.
          lixiviacion, 1 de circulacion y 1
          de pruebas.

     o    Emanaciones de tanque de solucion       365       N.D.    Ninguno.            Vapores acidos.       Ninguno. Tiro natural.
          ferrosa.

     PLANTA DE TRATAMIENTO DE RESIDUOS DE
     LIXIVIACION DE ZINC

     o    Emanaciones del transporte de "cake"    365       N.D.    Polvos minerales    Vapor de agua.        Ninguno. Tiro forzado.
          de residuos y del secador del mismo.                      (ferritas de Zn)

     o    Emision de gas de combustion del        365       N.D.    Ninguno.            Gases de combustion.  Ninguno. Tiro forzado.
          secador de residuos.                                                          CO(2).

     o    Emanaciones del transporte mecanico en  365       N.D.    Polvos minerales    Aire.                 Multiciclon de polvos.
          balde residuo seco y silos de                             (ferritas de Zn).                         Tiro forzado.
          antracita.

     o    Emanaciones de hogar del horno Kiln..   365       N.D.    Polvos minerales    Gases de combustion.  Filtro de bolsas.
                                                                    (oxidos de Zn).                           Tiro forzado.

     o    Emanaciones en la separacion            365       N.D.    Polvos minerales    Gases de combustion.  Ninguno. Tiro forzado.
          magnetica.                                                (Fe y oxidos).
------------------------------------------------------------------------------------------------------------------------------------


                                                                         Pag 123

     CENTROMIN PERU
DIRECCION DE ASUNTOS AMBIENTALES

------------------------------------------------------------------------------------------------------------------------------------
                                                TIEMPO    ALTURA
                                                EMISION     DE
No.       FUENTO DE EMISION                     -------   EMISION   TIPO DE SOLIDOS     TIPOS DE GASES        EQUIPOS DE TRATAMIENTO
                                                Dias/       mts
                                                 Ano
------------------------------------------------------------------------------------------------------------------------------------
     PLANTA DE PURIFICACION Y ELECTRODE-
     POSICION

     o    Emanaciones generadas en el tanque      365       N.D.    Ninguno.            Vapores acidos.       Ninguno. Tiro natural.
          No. 1 de purificacion.                                                        (H(2)SO(4); ZnSO(4)).

     o    Emanaciones generadas en el tanque      365       N.D.    Ninguno.            Vapores acidos.       Ninguno. Tiro natural.
          No. 2 de purificacion.                                                        (H(2)SO(4); ZnSO(4)).

     o    Emanaciones generadas en el tanque      365       N.D.    Ninguno.            Vapores acidos.       Ninguno. Tiro natural.
          No. 3 de purificacion.                                                        (H(2)SO(4); ZnSO(4)).

     o    Emanaciones generadas en el tanque      365       N.D.    Ninguno.            Vapores acidos.       Ninguno. Tiro natural.
          No. 4 de purificacion.                                                        (H(2)SO(4); ZnSO(4)).

     o    Emanaciones generadas en el tanque      365       N.D.    Ninguno.            Vapores acidos.       Ninguno. Tiro natural.
          No. 5 de purificacion.                                                        (H(2)SO(4); ZnSO(4)).

     o    Emanaciones generadas en el tanque      365       N.D.    Ninguno.            Vapores acidos.       Ninguno. Tiro natural.
          No. 6 de purificacion.                                                        (H(2)SO(4); ZnSO(4)).

     o    Emanaciones generadas en el tanque      365       N.D.    Ninguno.            Vapores acidos.       Ninguno. Tiro natural.
          No. 7 de purificacion.                                                        (H(2)SO(4); ZnSO(4)).

     o    Emanaciones en la fusion de catodos     365       N.D.    Particulas de Zn.   Gases de Combustion.  Ninguno. Tiro forzado.
          de Zn en el Horno Ajax.                                                       CO(2).

     o    Emanaciones generadas en el             365       N.D.    Ninguno.            Vapor de agua.        Ninguno. Tiro natural.
          enfriamiento de las barras de Zn en
          la maquina moldeadora.

     o    Emanaciones de la molienda y            365       N.D.    Polvo y particula   Aire.                 Ninguno. Tiro natural.
          clasificacion de espumas de Zn.                           de Zn.

     o    Emisiones de la combustion del Horno    365       N.D.    Ninguno.            Gas de combustion.    Ninguno. Tiro natural.
          Morgan de Fusion de "scrap" de catodos                                        CO(2).
          de Zn.

     PLANTA DE POLVO DE Zn

     o    Emisiones del hogar de combustion de    365       N.D.    Ninguno.            Gases de combustion.  Ninguno. Tiro natural.
          la retorta de volatizacion de Zn
          No. 1.

     o    Emisiones del hogar de combustion de    365       N.D.    Ninguno.            Gases de combustion.  Ninguno. Tiro natural.
          la retorta de volatizacion de Zn
          No. 2.

     o    Emisiones del hogar de combustion de    365       N.D.    Ninguno.            Gases de combustion.  Ninguno. Tiro natural.
          la retorta de volatizacion de Zn
          No. 3.

     o    Emisiones del hogar de combustion de    365       N.D.    Ninguno.            Gases de combustion.  Ninguno. Tiro natural.
          la retorta de volatizacion de Zn
          No. 4.

     o    Emanaciones en el tanque de             365       N.D.    Ninguno.            Vapores acidos        Ninguno. Tiro natural.
          lixiviacion de la calcina en al                                               (H(2)SO(4); ZnSO(4))
          tanque No. 4.
------------------------------------------------------------------------------------------------------------------------------------


                                                                         Pag 124

                                                                         Pag 125

CENTROMIN PERU S.A.
DIRECCION DE ASUNTOS AMBIENTALES

                                TABLA No 4.1.2/2
               EFLUENTES LIQUIDOS - COMPLEJO METALURGICO LA OROYA
                         Periodo: Enero - Diciembre 1995

==================================================================================================
                                                                     Propiedades Fisicus
                                                            ======================================
                                                  Flujo:      Solldos en                Temp.:
CODIGO          PUNTO DE MUESTREO                m(3)/min     susp t mg/l    pII     (degree) C
==================================================================================================
  101   PLANTA DE COQUE                           0,053           363       8,97          19
--------------------------------------------------------------------------------------------------
  102   PATIO DE TALLER ESTRUCTURAL               0,013            16       8,01          13
--------------------------------------------------------------------------------------------------
  103   T. ESTRUCT. Y P. INTERNA (SSHH)           0,041            13       8,07          13
--------------------------------------------------------------------------------------------------
  105   PLANTA ACETILENO                          0,023           283       9,47          15
--------------------------------------------------------------------------------------------------
  106   MAESTRANZA, BODEGA                        0,033           247       7,95          13
--------------------------------------------------------------------------------------------------
  107   MAEST., BOD.J, IO, PTAS. PREP., As, Sb    0,251            38       8,13          16
--------------------------------------------------------------------------------------------------
  108   T. COMPONENTES (SSHH), COCHERA            0,003           678       7,74          13
--------------------------------------------------------------------------------------------------
  109   TALLER COMPONENTES PATIO                  0,010           100       8,02          12
--------------------------------------------------------------------------------------------------
  110   TALLERES, CARPINTERIA, INSTRUMENTAL       0,311            46       7,91          14
--------------------------------------------------------------------------------------------------
  111   CAPACITACION (LAVADERO)                   0,003             7       8,38          15
--------------------------------------------------------------------------------------------------
  112   EQUIP. PESADO, BOMB, TAREADOR CAPAC.      0,043           406       7,88          14
--------------------------------------------------------------------------------------------------
  113   ING. INDUSTRIAL, OFICINA GENERAL          0,065            11       8,13          14
--------------------------------------------------------------------------------------------------
  114   CASA DE FUERZA, PRUEBAS DE CONTROL        0,473            24       7,89          15
--------------------------------------------------------------------------------------------------
  115   PLANTA IONICA, CASA FUERZA                0,054           176      10,48          16
--------------------------------------------------------------------------------------------------
  116   PTA OXIGENO, CABLE CARRIL (SSHH)          0,070            99       9,97          15
--------------------------------------------------------------------------------------------------
  117   PTA OXIGENO ANTIGUA                       0,373           129       7,64          19
--------------------------------------------------------------------------------------------------
  118   GRANUL ESC Y REFRIG. FUND. Cu yPb        26,943           287       8,05          18
--------------------------------------------------------------------------------------------------
  119   CANAL PRINCIPAL #2 (FUND Cu y Pb)         2,098           258       6,62          18
--------------------------------------------------------------------------------------------------
  120   PTA ELECTROLITICA ZINC (SSHH)             0,152            31       7,85          14
--------------------------------------------------------------------------------------------------
  121   P.R.A. (Se Te) SSHH                       0,120           122       6,03          13
--------------------------------------------------------------------------------------------------
  123   P.R.A. (POZA DE SEDIMENTACION)            0,131           145       2,56          15
--------------------------------------------------------------------------------------------------
  124   HORNOS Y LAVADO DE ANODOS Zn              0,187           318       4,51          12
--------------------------------------------------------------------------------------------------
  125   CASA DE CELDAS, ELECTROLITICA Zn          0,096           105       6,02          24
--------------------------------------------------------------------------------------------------
  126   PTA ELECT. Zn, DERRAMES LIX., PURIF.      2,363            31       5,94          15
--------------------------------------------------------------------------------------------------
  127   REFRIGERACION SUB-ESTACION PTA ZINC       0,142            20       7,93          21
--------------------------------------------------------------------------------------------------
  128   FUSION, MOLDEO Y ALMACENAJE DE Zn         0,189            19       8,19          25
--------------------------------------------------------------------------------------------------
  129   OFICINA Y BODEGA CONSTRUCCION             0,086            26       7,85          11
--------------------------------------------------------------------------------------------------
  131   FUSION, MOLDEO CADMIO, LAB. D.I.M.        0,078           546       8,32          14
--------------------------------------------------------------------------------------------------
  132   PTA PILOTO DPTO INV. MET.                 0,015            24       8,12          11
--------------------------------------------------------------------------------------------------
  133   PTA In, SOL AGOTADA, LAV. ALCALINO        0,210         5.643       7,83          42
--------------------------------------------------------------------------------------------------
  134   PTA In, SALIDA POZA SOL AGOTADA           0,014            95       2,13          22
--------------------------------------------------------------------------------------------------
  135   CANAL PRINCIPAL #1 (PARALELO-FFCC)        6,664            71       2,84          21
--------------------------------------------------------------------------------------------------
  136   CANAL PARALBLO AL.C. PRINCIPAL #1         2,248           304       5,38          17
--------------------------------------------------------------------------------------------------
  137   EFLUENTE POZA FERRITAS ZINC               0,557           170       6,15          16
--------------------------------------------------------------------------------------------------
  R-1   EFLUENTE DE REFINERIA Pb (Ahora Ref Cu)   0,198           402       2,34          15
--------------------------------------------------------------------------------------------------
  R-2   EFLUENTE DE ALAMBRON                      0,100            12       5,80          24
--------------------------------------------------------------------------------------------------
  R-3   EFLUENTE DE ASARCO                        1,624            69       7,17          42
==================================================================================================
                                         TOTAL:  46,132
=======================================================

==================================================================================================
LMP(1) Valor en cualquier momento: mg/1 (MEM)                     100      5.5-10.5
--------------------------------------------------------------------------------------------------
LMP(1) Valor en promedio anual: mg/1 (MEM)                         50      5.5-10.5
--------------------------------------------------------------------------------------------------
LMP(1) Agua clase III: mg/1                                        50      5.0-9.0
==================================================================================================

==================================================================================================================
                                                                 Principules Componentes Quimicos: mg/l
                                                 =================================================================
                                                     CN
CODIGO          PUNTO DE MUESTREO                Total: mg/l    As     Cd       Cu       Fe     Mn    Ph      Zn
==================================================================================================================
  101   PLANTA DE COQUE                              N.A.       0,48   0,26     0,14     0,81   0,37  0,11    2,05
------------------------------------------------------------------------------------------------------------------
  102   PATIO DE TALLER ESTRUCTURAL                  N.A.       0,11   0,01     0,07     0,70   0,21  0,19    0,48
------------------------------------------------------------------------------------------------------------------
  103   T. ESTRUCT. Y P. INTERNA (SSHH)              N.A.       0,04   0,01     0,06     0,46   0,05  0,16    0,16
------------------------------------------------------------------------------------------------------------------
  105   PLANTA ACETILENO                             N.A.       0,05   0,01     0,07     0,23   0,01  0,35    0,23
------------------------------------------------------------------------------------------------------------------
  106   MAESTRANZA, BODEGA                           N.A.       0,09   0,03     0,06     0,26   1,08  0,12    1,70
------------------------------------------------------------------------------------------------------------------
  107   MAEST., BOD.J, IO, PTAS. PREP., As, Sb       N.A.       0,22   0,04     0,06     0,22   0,12  0,14    0,55
------------------------------------------------------------------------------------------------------------------
  108   T. COMPONENTES (SSHH), COCHERA               N.A.       0,13   0,03     0,04     0,37   0,08  0,30    2,48
------------------------------------------------------------------------------------------------------------------
  109   TALLER COMPONENTES PATIO                     N.A.       0,11   0,02     0,05     0,17   0,18  0,07    0,95
------------------------------------------------------------------------------------------------------------------
  110   TALLERES, CARPINTERIA, INSTRUMENTAL          N.A.       1,22   0,04     0,16     0,24   0,11  0,09    1,70
------------------------------------------------------------------------------------------------------------------
  111   CAPACITACION (LAVADERO)                      N.A.       0,50   0,01     0,08     0,14   0,02  0,07    0,18
------------------------------------------------------------------------------------------------------------------
  112   EQUIP. PESADO, BOMB, TAREADOR CAPAC.         N.A.       0,70   0,21     0,07     0,24   0,30  0,32    6,80
------------------------------------------------------------------------------------------------------------------
  113   ING. INDUSTRIAL, OFICINA GENERAL             N.A.       0,05   0,01     0,08     0,18   0,02  0,21    0,31
------------------------------------------------------------------------------------------------------------------
  114   CASA DE FUERZA, PRUEBAS DE CONTROL           N.A.       0,18   0,15     0,09     0,23   0,04  0,17    1,16
------------------------------------------------------------------------------------------------------------------
  115   PLANTA IONICA, CASA FUERZA                   N.A.       0,27   0,01     0,06     0,27   0,01  0,24    0,28
------------------------------------------------------------------------------------------------------------------
  116   PTA OXIGENO, CABLE CARRIL (SSHH)             N.A.      22,13   0,04     0,05     0,31   0,31  0,11    2,44
------------------------------------------------------------------------------------------------------------------
  117   PTA OXIGENO ANTIGUA                          N.A.       0,33   0,09     0,38     0,29   0,56  0,08    7,72
------------------------------------------------------------------------------------------------------------------
  118   GRANUL ESC Y REFRIG. FUND. Cu yPb            N.A.       1,06   0,07     0,26     0,41   2,40  0,29    4,25
------------------------------------------------------------------------------------------------------------------
  119   CANAL PRINCIPAL #2 (FUND Cu y Pb)            N.A.       4,83   8,01     3,44    24,37   1,43  1,47  421,19
------------------------------------------------------------------------------------------------------------------
  120   PTA ELECTROLITICA ZINC (SSHH)                N.A.       0,12   0,07     0,06     0,30   0,59  0,06    6,32
------------------------------------------------------------------------------------------------------------------
  121   P.R.A. (Se Te) SSHH                          N.A.        1,5   0,02     0,44     1,43   0,15  0,61    3,29
------------------------------------------------------------------------------------------------------------------
  123   P.R.A. (POZA DE SEDIMENTACION)               N.A.      16,66   0,11     1,00    21,42   0,55  4,13   36,09
------------------------------------------------------------------------------------------------------------------
  124   HORNOS Y LAVADO DE ANODOS Zn                 N.A.       0,17   0,10     0,64     1,63   1,27  1,98  144,27
------------------------------------------------------------------------------------------------------------------
  125   CASA DE CELDAS, ELECTROLITICA Zn             N.A.       0,27   0,15     3,29     0,46  22,01  0,87  206,39
------------------------------------------------------------------------------------------------------------------
  126   PTA ELECT. Zn, DERRAMES LIX., PURIF.         N.A.       0,11   1,13     1,39    10,04  30,98  0,79  385,98
------------------------------------------------------------------------------------------------------------------
  127   REFRIGERACION SUB-ESTACION PTA ZINC          N.A.       0,04   0,01     0,05     0,27   0,42  0,05    1,78
------------------------------------------------------------------------------------------------------------------
  128   FUSION, MOLDEO Y ALMACENAJE DE Zn            N.A.       0,04   0,03     0,05     0,24   0,02  0,06    0,60
------------------------------------------------------------------------------------------------------------------
  129   OFICINA Y BODEGA CONSTRUCCION                N.A.       0,10   0,07     0,18     1,58   0,08  0,14    5,34
------------------------------------------------------------------------------------------------------------------
  131   FUSION, MOLDEO CADMIO, LAB. D.I.M.           N.A.       0,12   8,42     0,09     0,20   19,2  0,08  908,63
------------------------------------------------------------------------------------------------------------------
  132   PTA PILOTO DPTO INV. MET.                    N.A.       0,04   0,06     0,05     0,27   0,04  0,08    1,79
------------------------------------------------------------------------------------------------------------------
  133   PTA In, SOL AGOTADA, LAV. ALCALINO           N.A.     292,78  14,41     1,44   256,66  48,58  1,03  656,53
------------------------------------------------------------------------------------------------------------------
  134   PTA In, SALIDA POZA SOL AGOTADA              N.A.      35,28  25,38    12,05   410,67  111,6  1,88  916,51
------------------------------------------------------------------------------------------------------------------
  135   CANAL PRINCIPAL #1 (PARALELO-FFCC)           N.A.       2,59   1,01     0,88     7,88   6,86  2,21  333,40
------------------------------------------------------------------------------------------------------------------
  136   CANAL PARALBLO AL.C. PRINCIPAL #1            N.A.       0,55   1,66     0,45    65,48  24,57  1,89  593,30
------------------------------------------------------------------------------------------------------------------
  137   EFLUENTE POZA FERRITAS ZINC                  N.A.       0,31   1,05     0,26     0,18  27,63  0,95  541,91
------------------------------------------------------------------------------------------------------------------
  R-1   EFLUENTE DE REFINERIA Pb (Ahora Ref Cu)      N.A.     169,28   0,14  1602,13  4455,75  15,99  6,25   47,55
------------------------------------------------------------------------------------------------------------------
  R-2   EFLUENTE DE ALAMBRON                         N.A.       2,50   0,01     1,00     2,30   0,12  0,03    0,20
------------------------------------------------------------------------------------------------------------------
  R-3   EFLUENTE DE ASARCO                           N.A.       0,19   0,01     0,42     0,51   0,03  0,06    0,12
==================================================================================================================
                                         TOTAL:
===============================================

==================================================================================================================
LMP(1) Valor en cualquier momento: mg/1 (MEM)         2          1,0               2        5          1,0       6
------------------------------------------------------------------------------------------------------------------
LMP(1) Valor en promedio anual: mg/1 (MEM)            1          0,5               1        2          0,5       3
------------------------------------------------------------------------------------------------------------------
LMP(1) Agua clase III: mg/1                                     0,20   0,05     0,50     1,00   0,50  0,10   25,00
==================================================================================================================

Nuca: Los datos consigusdos corresponden a promedios aritmeticos annuales

                                                                         Pag 126

CENTROMIN PERU S.A.
DIRECCION DE ASUNTOS AMBIENTALES

                                TABLA No 4.1.2/2A
               EFLUENTES LIQUIDOS COMPLEJO METALURGICO - LA OROYA
                           Periodo: Enero - Junio 1996

===============================================================================================
                                                                   Propiedades Fisicus
                                                  Flujo:    Solldos en                Temp.:
CODIGO           PUNTO DE MUESTREO               m(3)/min   susp t mg/l   pII      (degree) C
===============================================================================================
 101    PLANTA DE COQUE                           0,047       142,447      9,1         18
-----------------------------------------------------------------------------------------------
 102    PATIO DE TALLER ESTRUCTURAL               0,012        15,127      8,2         12
-----------------------------------------------------------------------------------------------
 103    T. ESTRUCT. Y P. INTERNA (SSHH)           0,012        23,420      8,2         13
-----------------------------------------------------------------------------------------------
 105    PLANTA ACETILENO
-----------------------------------------------------------------------------------------------
 106    MAESTRANZA, BODEGA                        0,013        36,978      8,1         15
-----------------------------------------------------------------------------------------------
 107    MAEST., BODJ, IO, PTAS. PREP., As, Sb     0,117        30,495      7,9         13
-----------------------------------------------------------------------------------------------
 108    T. COMPONENTES (SSHH), COCHERA            0,007        39,440      8,0         13
-----------------------------------------------------------------------------------------------
 109    TALLER COMPONENTES PATIO                  0,007        27,697      8,1         13
-----------------------------------------------------------------------------------------------
 110    TALLERES, CARPINTERIA, INSTRUMENTAL       0,378        23,218      7,7         14
-----------------------------------------------------------------------------------------------
 111    CAPACITACION (LAVADERO)                   0,000        55,000      9,0         12
-----------------------------------------------------------------------------------------------
 112    EQUIP. PESADO, BOMB, TAREADOR CAPAC.      0,058        66,078      8,2         13
-----------------------------------------------------------------------------------------------
 113    ING. INDUSTRIAL, OFICINA GENERAL          0,055        17,790      7,8         14
-----------------------------------------------------------------------------------------------
 114    CASA DE FUERZA, PRUEBAS DE CONTROL        0,542        16,552      8,1         14
-----------------------------------------------------------------------------------------------
 115    PLANTA IONICA, CASA FUERZA                0,083        26,460      8,0         14
-----------------------------------------------------------------------------------------------
 116    PTA OXIGENO, CABLE CARRIL (SSHH)          0,062        30,617      7,8         15
-----------------------------------------------------------------------------------------------
 117    PTA OXIGENO ANTIGUA                       0,243        55,690      7,8         17
-----------------------------------------------------------------------------------------------
 118    GRANUL. ESC. Y REFRIG FUND. Cu yPb       28,097     3,508,208      8,0         17
-----------------------------------------------------------------------------------------------
 119    CANAL PRINCIPAL #2 (FUND. Cu y Pb)        2,268       371,345      6,2         19
-----------------------------------------------------------------------------------------------
 120    PTA ELECTROLITICA ZINC (SSHH)             0,135        92,945      7,9         15
-----------------------------------------------------------------------------------------------
 121    P.R.A. (Se, Te), SSHH                     1,127        83,773      6,9         15
-----------------------------------------------------------------------------------------------
 123    P.R.A. (POZA DE SEDIMENTACION)            0,187       113,053      2,5         12
-----------------------------------------------------------------------------------------------
 124    HORNOS Y LAVADO DE ANODOS Zn              0,128        75,137      5,2         11
-----------------------------------------------------------------------------------------------
 125    CASA DE CELDAS, ELECTROLITICA Zn          0,145        27,197      5,8         23
-----------------------------------------------------------------------------------------------
 126    PTA ELECT. Zn, DERRAMES LIX., PURIF.      1,702        95,462      6,0         14
-----------------------------------------------------------------------------------------------
 127    REFRIGERACION SUB-ESTACION PTA ZINC       0,165        14,605      8,2         19
-----------------------------------------------------------------------------------------------
 128    FUSION, MOLDEO Y ALMACENAJE DE Zn         0,052        16,700      8,4         17
-----------------------------------------------------------------------------------------------
 129    OFICINA Y BODEGA CONSTRUCCION             0,118        22,263      8,2         12
-----------------------------------------------------------------------------------------------
 131    FUSION, MOLDEO CADMIO, LAB. D.I.M.        0,058       238,537      7,1         14
-----------------------------------------------------------------------------------------------
 132    PTA PILOTO DPTO INV. MET.                 0,083        14,252      8,1         11
-----------------------------------------------------------------------------------------------
 133    PTA In, SOL AGOTADA, LAV. ALCALINO        0,130       210,670     11,7         29
-----------------------------------------------------------------------------------------------
 134    PTA In, SALIDA POZA SOL AGOTADA           0,018       199,747      2,2         21
-----------------------------------------------------------------------------------------------
 135    CANAL PRINCIPAL #1 (PARALELO-FFCC)        6,987        50,858      3,0         22
-----------------------------------------------------------------------------------------------
 136    CANAL PARALBLO AL.C. PRINCIPAL #1         2,187       238,512      5,9         16
-----------------------------------------------------------------------------------------------
 137    EFLUENTE POZA FERRITAS ZINC               0,488        40,435      7,0         16
-----------------------------------------------------------------------------------------------
 R-1    EFLUENTE DE REFINERIA Pb (Ahora Ref Cu)   0,298       359,082      3,0         17
-----------------------------------------------------------------------------------------------
 R-2    EFLUENTE DE ALAMBRON
-----------------------------------------------------------------------------------------------
 R-3    EFLUENTE DE ASARCO                        1,938        42,338      8,0         43
===============================================================================================
                                        TOTAL:   46,947
=======================================================

===============================================================================================
LMP(1) Valor en cualquier momento: mg/1 (MEM)                     100    5,5-10,5
-----------------------------------------------------------------------------------------------
LMP(1) Valor en promedio anual: mg/1 (MEM)                         50    5,5-10,5
-----------------------------------------------------------------------------------------------
LMP(1) Agua clase III: mg/1                                        50    5,0-9,0
===============================================================================================

====================================================================================================================
                                                                 Principules Componentes Quimicos: mg/l
                                                    CN
CODIGO           PUNTO DE MUESTREO               Total: mg/l     Aa     Cd      Cu      Fe      Mn     Ph       Zn
====================================================================================================================
 101    PLANTA DE COQUE                            0,026         0,13   0,01    0,17    0,54    0,03   0,09     0,38
--------------------------------------------------------------------------------------------------------------------
 102    PATIO DE TALLER ESTRUCTURAL                0,002         0,06   0,02    0,06    0,31    0,10   0,09     0,34
--------------------------------------------------------------------------------------------------------------------
 103    T. ESTRUCT. Y P. INTERNA (SSHH)            0,002         0,04   0,01    0,04    0,24    0,01   0,07     0,15
--------------------------------------------------------------------------------------------------------------------
 105    PLANTA ACETILENO
--------------------------------------------------------------------------------------------------------------------
 106    MAESTRANZA, BODEGA                         0,001         0,06   0,03    0,12    0,33    0,09   0,09     1,22
--------------------------------------------------------------------------------------------------------------------
 107    MAEST., BODJ, IO, PTAS. PREP., As, Sb      0,001         0,17   0,04    0,08    0,31    0,04   0,08     0,66
--------------------------------------------------------------------------------------------------------------------
 108    T. COMPONENTES (SSHH), COCHERA             0,006         0,08   0,01    0,04    0,24    0,05   0,13     0,43
--------------------------------------------------------------------------------------------------------------------
 109    TALLER COMPONENTES PATIO                   0,001         0,13   0,02    0,04    0,29    0,05   0,09     0,45
--------------------------------------------------------------------------------------------------------------------
 110    TALLERES, CARPINTERIA, INSTRUMENTAL        0,001         0,33   0,06    0,11    0,36    0,14   0,17     0,73
--------------------------------------------------------------------------------------------------------------------
 111    CAPACITACION (LAVADERO)                    0,003         0,25           0,37    0,05    0,06   0,35     0,01
--------------------------------------------------------------------------------------------------------------------
 112    EQUIP. PESADO, BOMB, TAREADOR CAPAC.       0,001         0,15   0,08    0,09    0,17    0,08   0,39     0,73
--------------------------------------------------------------------------------------------------------------------
 113    ING. INDUSTRIAL, OFICINA GENERAL           0,001         0,05   0,04    0,05    0,28    0,03   0,17     0,54
--------------------------------------------------------------------------------------------------------------------
 114    CASA DE FUERZA, PRUEBAS DE CONTROL         0,001         0,06   0,01    0,11    0,46    0,03   0,13     0,25
--------------------------------------------------------------------------------------------------------------------
 115    PLANTA IONICA, CASA FUERZA                 0,007         0,12   0,06    0,08    0,82    0,05   0,53     0,97
--------------------------------------------------------------------------------------------------------------------
 116    PTA OXIGENO, CABLE CARRIL (SSHH)           0,001         0,13   0,04    0,09    1,18    0,06   0,48     0,51
--------------------------------------------------------------------------------------------------------------------
 117    PTA OXIGENO ANTIGUA                        0,001         0,35   0,05    0,16    0,33    0,37   0,37     0,86
--------------------------------------------------------------------------------------------------------------------
 118    GRANUL. ESC. Y REFRIG FUND. Cu yPb         0,001         0,61   0,06    0,05    0,21    2,08   0,39     9,87
--------------------------------------------------------------------------------------------------------------------
 119    CANAL PRINCIPAL #2 (FUND. Cu y Pb)         0,001         9,41  35,70    1,37    6,09    1,11   0,68  1275,25
--------------------------------------------------------------------------------------------------------------------
 120    PTA ELECTROLITICA ZINC (SSHH)              0,001         0,04   0,03    0,06    0,35    0,23   0,06     2,04
--------------------------------------------------------------------------------------------------------------------
 121    P.R.A. (Se, Te), SSHH                      0,001         0,68   0,03    0,30    3,59    0,24   1,08    13,67
--------------------------------------------------------------------------------------------------------------------
 123    P.R.A. (POZA DE SEDIMENTACION)             0,002        22,99   0,08    0,47   14,03    0,26  10,35    38,48
--------------------------------------------------------------------------------------------------------------------
 124    HORNOS Y LAVADO DE ANODOS Zn               0,001         0,06   0,03    0,31    1,18    0,53   1,68    68,72
--------------------------------------------------------------------------------------------------------------------
 125    CASA DE CELDAS, ELECTROLITICA Zn           0,001         0,04   0,04    1,53    0,31   30,06   0,74   216,60
--------------------------------------------------------------------------------------------------------------------
 126    PTA ELECT. Zn, DERRAMES LIX., PURIF.       0,001         0,06   0,50    0,83    2,48   82,15   0,64   405,77
--------------------------------------------------------------------------------------------------------------------
 127    REFRIGERACION SUB-ESTACION PTA ZINC        0,001         0,02   0,01    0,03    0,22    0,05   0,07     0,43
--------------------------------------------------------------------------------------------------------------------
 128    FUSION, MOLDEO Y ALMACENAJE DE Zn          0,001         0,05   0,01    0,03    0,22    0,18   0,07     0,91
--------------------------------------------------------------------------------------------------------------------
 129    OFICINA Y BODEGA CONSTRUCCION              0,001         0,03   0,01    0,04    0,19    0,03   0,14     0,31
--------------------------------------------------------------------------------------------------------------------
 131    FUSION, MOLDEO CADMIO, LAB. D.I.M.         0,002         0,10  22,59    0,05    0,14    9,99   0,16   312,69
--------------------------------------------------------------------------------------------------------------------
 132    PTA PILOTO DPTO INV. MET.                  0,002         0,02   0,17    0,06    0,36    0,06   0,11     0,98
--------------------------------------------------------------------------------------------------------------------
 133    PTA In, SOL AGOTADA, LAV. ALCALINO         0,000      1065.00   0,04    0,32    0,45    0,05   4,90  1037,00
--------------------------------------------------------------------------------------------------------------------
 134    PTA In, SALIDA POZA SOL AGOTADA            0,001       166,60  32,27   73,07  675,67  310,83   3,02  1919,67
--------------------------------------------------------------------------------------------------------------------
 135    CANAL PRINCIPAL #1 (PARALELO-FFCC)         0,002         1,88   0,95    0,71    2,62    1,77   1,00    10,00
--------------------------------------------------------------------------------------------------------------------
 136    CANAL PARALBLO AL.C. PRINCIPAL #1          0,001         1,40   5,61    0,71  150,11   98,73   1,27  1284,17
--------------------------------------------------------------------------------------------------------------------
 137    EFLUENTE POZA FERRITAS ZINC                0,001         0,09   0,49    0,05    0,18   10,68   0,46   190,33
--------------------------------------------------------------------------------------------------------------------
 R-1    EFLUENTE DE REFINERIA Pb (Ahora Ref Cu)    0,001        18,07   0,04  135,42  404,83    1,05  92,45     3,35
--------------------------------------------------------------------------------------------------------------------
 R-2    EFLUENTE DE ALAMBRON
--------------------------------------------------------------------------------------------------------------------
 R-3    EFLUENTE DE ASARCO                         0,001         0,36   0,01    0,35    0,27    0,02   0,22     0,34
====================================================================================================================
                                        TOTAL:
=================================================

====================================================================================================================
LMP(1) Valor en cualquier momento: mg/1 (MEM)        2           1,0               2       5            1,0        6
--------------------------------------------------------------------------------------------------------------------
LMP(1) Valor en promedio anual: mg/1 (MEM)           1           0,5               1       2            0,5        3
--------------------------------------------------------------------------------------------------------------------
LMP(1) Agua clase III: mg/1                                      0,20   0,05    0,50    1,00    0,50   0,10    25,00
====================================================================================================================

Nuca: Los datos consigusdos corresponden a promedios aritmeticos semestrales.

                                                                         Pag 127

CENTROMIN PERU S.A.
DIRECCION DE ASUNTOS AMBIENTALES

                                TABLA No 4.1.2/3
               EFLUENTES LIQUIDOS - COMPLEJO METALURGICO LA OROYA
                         Periodo: Enero - Diciembre 1995
                               CONTENIDO METALICO

==================================================================================================================================
                                                                               Contenido Metalico: kg/d
                                                          ================================================================  Carga
                                                   Flujo:   CN                                                              Total
CODIGO              PUNTO DE MUESTREO            m(3)/min  Total    As     Cd      Cu       Fe      Mn     Pb       Zn      kg/ d
==================================================================================================================================
 101    PLANTA DE COQUE                            0,053    N.A.    0,04   0,02    0,01     0,06    0,03   0,01     0,16      0,32
----------------------------------------------------------------------------------------------------------------------------------
 102    PATIO DE TALLER ESTRUCTURAL                0,013    N.A.    0,00   0,00    0,00     0,01    0,00   0,00     0,01      0,03
----------------------------------------------------------------------------------------------------------------------------------
 103    T. ESTRUCT. Y P. INTERNA (SSHH)            0,041    N.A.    0,00   0,00    0,00     0,03    0,00   0,01     0,01      0,05
----------------------------------------------------------------------------------------------------------------------------------
 105    PLANTA ACETILENO                           0,023    N.A.    0,00   0,00    0,00     0,01    0,00   0,01     0,08      0,03
----------------------------------------------------------------------------------------------------------------------------------
 106    MAESTRANZA, BODEGA                         0,033    N.A.    0,00   0,00    0,00     0,01    0,05   0,01     0,08      0,16
----------------------------------------------------------------------------------------------------------------------------------
 107    MAEST., BODJ, IO, PTAS. PREP., As, Sb      0,251    N.A.    0,08   0,01    0,02     0,08    0,04   0,05     0,20      0,48
----------------------------------------------------------------------------------------------------------------------------------
 108    T. COMPONENTES (SSHH), COCHERA             0,003    N.A.    0,00   0,00    0,00     0,00    0,00   0,00     0,01      0,01
----------------------------------------------------------------------------------------------------------------------------------
 109    TALLER COMPONENTES PATIO                   0,010    N.A.    0,00   0,00    0,00     0,00    0,00   0,00     0,01      0,02
----------------------------------------------------------------------------------------------------------------------------------
 110    TALLERES, CARPINTERIA, INSTRUMENTAL        0,311    N.A.    0,55   0,02    0,07     0,11    0,05   0,04     0,76      1,59
----------------------------------------------------------------------------------------------------------------------------------
 111    CAPACITACION (LAVADERO)                    0,003    N.A.    0,00   0,00    0,00     0,00    0,00   0,00     0,00      0,00
----------------------------------------------------------------------------------------------------------------------------------
 112    EQUIP. PESADO, BOMB, TAREADOR CAPAC.       0,043    N.A.    0,04   0,01    0,00     0,01    0,02   0,02     0,42      0,54
----------------------------------------------------------------------------------------------------------------------------------
 113    ING. INDUSTRIAL, OFICINA GENERAL           0,065    N.A.    0,00   0,00    0,01     0,02    0,00   0,02     0,03      0,08
----------------------------------------------------------------------------------------------------------------------------------
 114    CASA DE FUERZA, PRUEBAS DE CONTROL         0,473    N.A.    0,12   0,10    0,06     0,16    0,03   0,12     0,79      1,38
----------------------------------------------------------------------------------------------------------------------------------
 115    PLANTA IONICA, CASA FUERZA                 0,054    N.A.    0,02   0,00    0,01     0,02    0,00   0,02     0,02      0,09
----------------------------------------------------------------------------------------------------------------------------------
 116    PTA OXIGENO, CABLE CARRIL (SSHH)           0,070    N.A.    2,23   0,00    0,00     0,03    0,03   0,01     0,25      2,56
----------------------------------------------------------------------------------------------------------------------------------
 117    PTA OXIGENO ANTIGUA                        0,373    N.A.    0,18   0,05    0,21     0,16    0,30   0,04     4,15      5,07
----------------------------------------------------------------------------------------------------------------------------------
 118    GRANUL ESC Y REFRIG. FUND. Cu yPb         26,943    N.A.   41,13   2,81   10,02    15,78   92,95  11,19   164,76    338,65
----------------------------------------------------------------------------------------------------------------------------------
 119    CANAL PRINCIPAL #2 (FUND Cu y Pb)          2,098    N.A.   14,59  24,18   10,39    73,60    4,31   4,43  1272,16   1403,66
----------------------------------------------------------------------------------------------------------------------------------
 120    PTA ELECTROLITICA ZINC (SSHH)              0,152    N.A.    0,03   0,01    0,01     0,07    0,13   0,01     1,38      1,64
----------------------------------------------------------------------------------------------------------------------------------
 121    P.R.A. (Se Te) SSHH                        0,120    N.A.    0,26   0,00    0,08     0,25    0,03   0,11     0,57      1,29
----------------------------------------------------------------------------------------------------------------------------------
 123    P.R.A. (POZA DE SEDIMENTACION)             0,131    N.A.    3,14   0,02    0,19     4,03    0,10   0,78     6,80     15,07
----------------------------------------------------------------------------------------------------------------------------------
 124    HORNOS Y LAVADO DE ANODOS Zn               0,187    N.A.    0,05   0,03    0,17     0,44    0,34   0,53    38,78     40,34
----------------------------------------------------------------------------------------------------------------------------------
 125    CASA DE CELDAS, ELECTROLITICA Zn           0,096    N.A.    0,04   0,02    0,45     0,06    3,04   0,12    28,48     32,22
----------------------------------------------------------------------------------------------------------------------------------
 126    PTA ELECT. Zn, DERRAMES LIX., PURIF.       2,363    N.A.    0,37   3,85    4,73    34,15  105,38   2,70  1313,12   1464,29
----------------------------------------------------------------------------------------------------------------------------------
 127    REFRIGERACION SUB-ESTACION PTA ZINC        0,142    N.A.    0,01   0,00    0,01     0,06    0,09   0,01     0,36      0,53
----------------------------------------------------------------------------------------------------------------------------------
 128    FUSION, MOLDEO Y ALMACENAJE DE Zn          0,189    N.A.    0,01   0,01    0,01     0,06    0,01   0,02     0,16      0,28
----------------------------------------------------------------------------------------------------------------------------------
 129    OFICINA Y BODEGA CONSTRUCCION              0,086    N.A.    0,01   0,01    0,02     0,20    0,01   0,02     0,66      0,93
----------------------------------------------------------------------------------------------------------------------------------
 131    FUSION, MOLDEO CADMIO, LAB. D.I.M.         0,078    N.A.    0,01   0,95    0,01     0,02    2,17   0,01   102,49    105,66
----------------------------------------------------------------------------------------------------------------------------------
 132    PTA PILOTO DPTO INV. MET.                  0,115    N.A.    0,01   0,01    0,01     0,05    0,01   0,01     0,30      0,39
----------------------------------------------------------------------------------------------------------------------------------
 133    PTA In, SOL AGOTADA, LAV. ALCALINO         0,210    N.A.   88,54   1,36    0,44    77,61   14,69   0,31   198,53    384,48
----------------------------------------------------------------------------------------------------------------------------------
 134    PTA In, SALIDA POZA SOL AGOTADA            0,014    N.A.    0,72   0,52    0,25     8,38    2,28   0,04    18,70     30,87
----------------------------------------------------------------------------------------------------------------------------------
 135    CANAL PRINCIPAL #1 (PARALELO-FFCC)         6,664    N.A.   24,84  29,19    8,43    75,65   65,82  21,18  3199,44   3424,55
----------------------------------------------------------------------------------------------------------------------------------
 136    CANAL PARALBLO AL.C. PRINCIPAL #1          2,248    N.A.    1,77   5,36    1,45   211,93   79,51   6,12  1926,62   2232,77
----------------------------------------------------------------------------------------------------------------------------------
 137    EFLUENTE POZA FERRITAS ZINC                0,557    N.A.    0,25   0,84    0,20     0,14   22,15   0,76   434,39    458,74
----------------------------------------------------------------------------------------------------------------------------------
 R-1    EFLUENTE DE REFINERIA Pb (Ahora Ref Cu)    0,198    N.A.   48,14   0,04  455,64  1267,22    4,55   1,78    13,52   1790,89
----------------------------------------------------------------------------------------------------------------------------------
 R-2    EFLUENTE DE ALAMBRON                       0,100    N.A.    0,36   0,00    0,14     0,33    0,02   0,00     0,03      0,89
----------------------------------------------------------------------------------------------------------------------------------
 R-3    EFLUENTE DE ASARCO                         1,624    N.A.    0,44   0,02    0,99     1,18    0,06   0,13     0,28      3,10
==================================================================================================================================
                                       TOTAL:     46,130   0.000  227,97  72,46  494,06  1771,91  398,18  50,63  8728,44  11743,65
==================================================================================================================================

                                                                         Pag 128

CENTROMIN PERU S.A.
DIRECCION DE ASUNTOS AMBIENTALES

                                TABLA No 4.1.2/3A
               EFLUENTES LIQUIDOS COMPLEJO METALURGICO - LA OROYA
                           Periodo: Enero - Junio 1996
                               CONTENIDO METALICO

==================================================================================================================================
                                                                                 Contenido Metalico: kg/d
                                                          ================================================================  Carga
                                                  Flujo:    CN                                                              Total
CODIGO               PUNTO DE MUESTREO           m(3)/min  Total    As      Cd     Cu      Fe      Mn     Pb        Zn       kg/d
==================================================================================================================================
 101    PLANTA DE COQUE                           0,047    0,002    0,01    0.00   0,01    0,04    0,00   0,01      0,03      0,09
----------------------------------------------------------------------------------------------------------------------------------
 102    PATIO DE TALLER ESTRUCTURAL               0,012    0,000    0,00    0,00   0,00    0,01    0,00   0,00      0,01      0,02
----------------------------------------------------------------------------------------------------------------------------------
 103    T. ESTRUCT. Y P. INTERNA (SSHH)           0,012    0,000    0,00    0,00   0,00    0,00    0,00   0,00      0,00      0,01
----------------------------------------------------------------------------------------------------------------------------------
 105    PLANTA ACETILENO
----------------------------------------------------------------------------------------------------------------------------------
 106    MAESTRANZA, BODEGA                        0,013    0,000    0,00    0,00   0,00    0,01    0,00   0,00      0,02      0,04
----------------------------------------------------------------------------------------------------------------------------------
 107    MAEST., BOD.J, IO, PTAS. PREP., As, Sb    0,117    0,000    0,03    0,01   0,01    0,05    0,01   0,01      0,11      0,23
----------------------------------------------------------------------------------------------------------------------------------
 108    T. COMPONENTES (SSHH), COCHERA            0,007    0,000    0,00    0,00   0,00    0,00    0,00   0,00      0,00      0,01
----------------------------------------------------------------------------------------------------------------------------------
 109    TALLER COMPONENTES PATIO                  0,007    0,000    0,00    0,00   0,00    0,00    0,00   0,00      0,00      0,01
----------------------------------------------------------------------------------------------------------------------------------
 110    TALLERES, CARPINTERIA, INSTRUMENTAL       0,378    0,001    0,18    0,03   0,06    0,20    0,08   0,09      0,40      1,04
----------------------------------------------------------------------------------------------------------------------------------
 111    CAPACITACION (LAVADERO)                   0,000    0,000    0,00           0,00    0,00    0,00   0,00      0,00      0,00
----------------------------------------------------------------------------------------------------------------------------------
 112    EQUIP. PESADO, BOMB, TAREADOR CAPAC.      0,058    0,000    0,01    0,01   0,01    0,01    0,01   0,03      0,06      0,14
----------------------------------------------------------------------------------------------------------------------------------
 113    ING. INDUSTRIAL, OFICINA GENERAL          0,055    0,000    0,00    0,00   0,00    0,02    0,00   0,01      0,04      0,09
----------------------------------------------------------------------------------------------------------------------------------
 114    CASA DE FUERZA, PRUEBAS DE CONTROL        0,542    0,000    0,05    0,01   0,09    0,36    0,02   0,10      0,20      0,82
----------------------------------------------------------------------------------------------------------------------------------
 115    PLANTA IONICA, CASA FUERZA                0,083    0,001    0,01    0,01   0,01    0,10    0,01   0,06      0,12      0,32
----------------------------------------------------------------------------------------------------------------------------------
 116    PTA OXIGENO, CABLE CARRIL (SSHH)          0,062    0,000    0,01    0,00   0,01    0,10    0,01   0,04      0,05      0,22
----------------------------------------------------------------------------------------------------------------------------------
 117    PTA OXIGENO ANTIGUA                       0,243    0,000    0,12    0,02   0,06    0,12    0,13   0,13      0,30      0,87
----------------------------------------------------------------------------------------------------------------------------------
 118    GRANUL ESC Y REFRIG. FUND. Cu yPb        28,097    0,020   24,68    2,35   1,94    8,38   84,07  15,78    399,21    536,43
----------------------------------------------------------------------------------------------------------------------------------
 119    CANAL PRINCIPAL #2 (FUND Cu y Pb)         2,268    0,002   30,74  116,61   4,47   19,89    3,63   2,22   4165,48   4343,04
----------------------------------------------------------------------------------------------------------------------------------
 120    PTA ELECTROLITICA ZINC (SSHH)             0,135    0,000    0,01    0,01   0,01    0,07    0,04   0,01      0,40      0,55
----------------------------------------------------------------------------------------------------------------------------------
 121    P.R.A. (Se Te) SSHH                       0,127    0,000    0,12    0,01   0,05    0,65    0,04   0,20      2,49      3,57
----------------------------------------------------------------------------------------------------------------------------------
 123    P.R.A. (POZA DE SEDIMENTACION)            0,187    0,000    6,18    0,02   0,13    3,77    0,07   2,78     10,34     23,29
----------------------------------------------------------------------------------------------------------------------------------
 124    HORNOS Y LAVADO DE ANODOS Zn              0,128    0,000    0,01    0,01   0,06    0,22    0,10   0,31     12,70     13,40
----------------------------------------------------------------------------------------------------------------------------------
 125    CASA DE CELDAS, ELECTROLITICA Zn          0,145    0,000    0,01    0,01   0,32    0,06    6,28   0,15     45,23     52,06
----------------------------------------------------------------------------------------------------------------------------------
 126    PTA ELECT. Zn, DERRAMES LIX., PURIF.      1,702    0,002    0,15    1,22   2,03    6,08   201,3   1,57     994,3   1206,64
----------------------------------------------------------------------------------------------------------------------------------
 127    REFRIGERACION SUB-ESTACION PTA ZINC       0,165    0,000    0,01    0,00   0,01    0,05    0,01   0,02      0,10      0,20
----------------------------------------------------------------------------------------------------------------------------------
 128    FUSION, MOLDEO Y ALMACENAJE DE Zn         0,052    0,000    0,00    0,00   0,00    0,02    0,01   0,01      0,07      0,11
----------------------------------------------------------------------------------------------------------------------------------
 129    OFICINA Y BODEGA CONSTRUCCION             0,118    0,000    0,01    0,00   0,01    0,03    0,00   0,02      0,05      0,13
----------------------------------------------------------------------------------------------------------------------------------
 131    FUSION, MOLDEO CADMIO, LAB. D.I.M.        0,058    0,000    0,01    1,90   0,00    0,01    0,84   0,01     26,27     29,04
----------------------------------------------------------------------------------------------------------------------------------
 132    PTA PILOTO DPTO INV. MET.                 0,083    0,000    0,00    0,02   0,01    0,04    0,01   0,01      0,12      0,21
----------------------------------------------------------------------------------------------------------------------------------
 133    PTA In, SOL AGOTADA, LAV. ALCALINO        0,130    0,000  199,37    0,01   0,06    0,08    0,01   0,92    194,13    394,57
----------------------------------------------------------------------------------------------------------------------------------
 134    PTA In, SALIDA POZA SOL AGOTADA           0,018    0,000    4,40    0,85   1,93   17,84    8,21   0,08     50,68     83,98
----------------------------------------------------------------------------------------------------------------------------------
 135    CANAL PRINCIPAL #1 (PARALELO-FFCC)        6,987    0,020   18,91    9,56   7,14   26,36   17,81  10,06    100,61    190,47
----------------------------------------------------------------------------------------------------------------------------------
 136    CANAL PARALBLO AL.C. PRINCIPAL #1         2,187    0,003    4,41   17,66   2,24  472,67  310,88   4,00   4043,59   4855,45
----------------------------------------------------------------------------------------------------------------------------------
 137    EFLUENTE POZA FERRITAS ZINC               0,488    0,000    0,06    0,34   0,04    0,03    7,51   0,32    133,84    142,24
----------------------------------------------------------------------------------------------------------------------------------
 R-1    EFLUENTE DE REFINERIA Pb (Ahora Ref Cu)   0,298    0,000    7,76    0,02  58,18  173,91    0,45  39,72      1,44    281,48
----------------------------------------------------------------------------------------------------------------------------------
 R-2    EFLUENTE DE ALAMBRON
----------------------------------------------------------------------------------------------------------------------------------
 R-3    EFLUENTE DE ASARCO                        1,938    0,001    1,00    0,01   0,99    0,75    0,05   0,61      0,94      4,36
==================================================================================================================================
                                       TOTAL:     46,95    0,055  298,27  150,68  79,87  732,04  641,59  79,31  10183,31  12165,14
==================================================================================================================================

                                                                         Pag 129

CENTROMIN PERU S.A.
DIRECCION DE ASUNTOS AMBIENTALES

                                TABLA NO 4.1.2/4
        EFLUENTES LIQUIDOS DE MAYOR IMPACTO-COMPLEJO METALURGICO LA OROYA
                          Periodo: Enero-Diciembre 1995

------------------------------------------------------------------------------------------------------------------------------------
                                                        Propiedades Fisicas                  Principales Componentes Quimicos: mg/l
                                                        ----------------------------------------------------------------------------
CODIGO        PUNTO DE MUESTREO                  Flujo:  Solidos       Temps    CN
                                                m^3/min  en susp:   pH    C     Total:     As    Cd     Cu      Fe      Mn    Pb
                                                          mg/l                  mg/l
------------------------------------------------------------------------------------------------------------------------------------
R-1     EFLUENTE DE REFINERIA Pb (Ahora Ref Cu)  0,198     402     2,34   15     N.A.   169,28  0,14 1602,13  4455,75  15,99  6,25
------------------------------------------------------------------------------------------------------------------------------------
118     GRANUL. ESC. Y REFRIG. FUND (Cu yPb)    26,943     287     8,05   18     N.A.     1,06  0,07    0,26     0,41   2,40  0,29
------------------------------------------------------------------------------------------------------------------------------------
119     CANAL PRINCIPAL #2 (Fund. Cu y Pb)       2,098     258     6,62   18     N.A.     4,83  8,01    3,44    24,37   1,43  1,47
------------------------------------------------------------------------------------------------------------------------------------
126     PTA. ELECT. Zn, DERRAVES LIX., PURIF.    2,363      31     5,94   15     N.A.     0,11  1,13    1,39    10,04  30,98  0,79
------------------------------------------------------------------------------------------------------------------------------------
135     CANAL PRINCIPAL #1 (PARALELO-FFCC)       6,664      73     2,84   21     N.A.     2,59  3,04    0,88     7,88   6,86  2,21
------------------------------------------------------------------------------------------------------------------------------------
136     CANAL PARALBLO AL C. PRINCIPAL #1        2,248     304     5,38   17     N.A.     0,55  1,66    0,45    65,48  24,57  1,89
------------------------------------------------------------------------------------------------------------------------------------
137     EFLUENTE POZA FERRITAS ZINC              0,557     170     6,15   16     N.A.     0,31  1,05    0,26     0,18  27,63  0,95
------------------------------------------------------------------------------------------------------------------------------------
                                     TOTAL:     41,069
------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        Valor en cualquier momento: mg/l (MEM)             100   5,5-10,5           2      1,0             2        5          1.0
------------------------------------------------------------------------------------------------------------------------------------
        Vulor en promedio anual : mg/l (MEM)                50   5,5-10,5           1      0,5             1        2          0,5
------------------------------------------------------------------------------------------------------------------------------------
        Agua clase III: mg/l                                50   5,5- 9,0                 0,20  0,05    0,50     1,00   0,05  0,10
------------------------------------------------------------------------------------------------------------------------------------

                                       Principales Compnentes Quimicos: mg/l

----------------------------------------------------------------------------
CODIGO        PUNTO DE MUESTREO                                          Zn
----------------------------------------------------------------------------

R-1     EFLUENTE DE REFINERIA Pb (Ahora Ref Cu)                        47,55
----------------------------------------------------------------------------
118     GRANUL. ESC. Y REFRIG. FUND (Cu yPb)                            4,25
----------------------------------------------------------------------------
119     CANAL PRINCIPAL #2 (Fund. Cu y Pb)                            421,19
----------------------------------------------------------------------------
126     PTA. ELECT. Zn, DERRAVES LIX., PURIF                          385,98
----------------------------------------------------------------------------
135     CANAL PRINCIPAL #1 (PARALELO-FFCC)                            333,40
----------------------------------------------------------------------------
136     CANAL PARALBLO AL C. PRINCIPAL #1                             595,30
----------------------------------------------------------------------------
137     EFLUENTE POZA FERRITAS ZINC                                   541,91
----------------------------------------------------------------------------
                                     TOTAL:
------------------------------------------------------
        Valor en cualquier momento: mg/l (MEM)                             6
----------------------------------------------------------------------------
        Vulor en promedio anual : mg/l (MEM)                               3
----------------------------------------------------------------------------
        Agua clase III: mg/l                                           25,00
----------------------------------------------------------------------------
Los datos consingados corresponden a promedios artimeticos anuales

CENTROMIN PERU S.A.
DIRECCION DE ASUNTOS AMBIENTALES

                                                                         Pag 130

                                 TABLA 4.1.2/4A
   EFLUENTES LIQUIDOS DE MAYOR IMPACTO IMPACTO COMPLEJO METALURGICO - LA OROYA
                           Periodo: Enero - Junio 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                        Propiedodes Fisicas                   Principales Compnentes Quimicos: mg/I
                                                        ----------------------------------------------------------------------------
CODIGO        PUNTO DE MUESTREO                    Flujo:    Solidos            Temps  CN
                                                  m^3/min    en susp:    pH       C   Total:    As    Cd      Cu        Fe     Mn
                                                              mg/I                    mg/l
------------------------------------------------------------------------------------------------------------------------------------
R-1    EFLUENTE DE REFINERIA Pb (Ahora Ref Cu)       0,298    359,082    3,0     17   0,001   18,07   0,04   135,42   404,83   1,05
------------------------------------------------------------------------------------------------------------------------------------
118    GRANUL ESC Y REFRIG FUND (CuyPb)             28,097   3508,208    8,0     17   0,001    0,61   0,06     0,05     0,21   2,08
------------------------------------------------------------------------------------------------------------------------------------
119    CANAL PRINCIPAL #2 (Fund Cu y Pb)             2,268    371,345    6,2     19   0,001    9,41  35,70     1,37     6,09   1,11
------------------------------------------------------------------------------------------------------------------------------------
126    PTA ELECT Zn DERRAVES LIX PURIF               1,702     95,462    6,0     14   0,001    0,06   0,50     0,83     2,48  82,15
------------------------------------------------------------------------------------------------------------------------------------
135    CANAL PRINCIPAL #1 (PARALELO-FFCC)            6,987     50,858    3,0     22   0,002    1,88   0,95     0,71     2,62   1,77
------------------------------------------------------------------------------------------------------------------------------------
136    CANAL PARALBLO ALC PRINCIPAL #1               2,187    238,512    5,9     16   0,001    1,40   5,61     0,71   150,11  98,73
------------------------------------------------------------------------------------------------------------------------------------
137    EFLUENTE POZA FERRITAS ZINC                   0,488     40,435    7,0     16   0,001    0,09   0,49     0,05     0,18  10,68
------------------------------------------------------------------------------------------------------------------------------------
                                        TOTAL:      42,027
----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
       Valor en cunlquler momento: mg/1 (MEM)                     100  5,5-10,5           2     1,0               2        5
------------------------------------------------------------------------------------------------------------------------------------
       Vulor en promedio annual : mg/l (MEM)                       50  5,5-10,5           1     0,5               1        2
------------------------------------------------------------------------------------------------------------------------------------
       Agua cjase III: mg/1                                        50  5,5-9,0                 0,20   0,50     0,50     1,00   0,50
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Principales Compnentes Quimicos: mg/I
                                        ----------------------------------------
CODIGO        PUNTO DE MUESTREO
                                                               Pb       Zn

--------------------------------------------------------------------------------

R-1    EFLUENTE DE REFINERIA Pb (Ahora Ref Cu)                92,45     3,35
----------------------------------------------------------------------------
118    GRANUL ESC Y REFRIG FUND (CuyPb)                        0,39     9,87
----------------------------------------------------------------------------
119    CANAL PRINCIPAL #2 (Fund Cu y Pb)                       0,68  1275,25
----------------------------------------------------------------------------
126    PTA ELECT Zn DERRAVES LIX PURIF                         0,64   405,77
----------------------------------------------------------------------------
135    CANAL PRINCIPAL #1 (PARALELO-FFCC)                      1,00    10,00
----------------------------------------------------------------------------
136    CANAL PARALBLO ALC PRINCIPAL #1                         1,27  1284,17
----------------------------------------------------------------------------
137    EFLUENTE POZA FERRITAS ZINC                             0,46   190,33
----------------------------------------------------------------------------
                                        TOTAL:
----------------------------------------------

----------------------------------------------------------------------------
       Valor en cunlquler momento: mg/l (MEM)                   1,0        6
----------------------------------------------------------------------------
       Vulor en promedio annual : mg/l (MEM)                    0,5        3
----------------------------------------------------------------------------
       Agua cjase III: mg/l                                     0,10   25,00
----------------------------------------------------------------------------

El efluente R-I, ya esta siendo recirculado a la operacion, con la puesta en funcionaniento del Filtro I.AROX

Los datos consingados corresponden a promedios artimeticos semestrales

                                                                         Pag 131

      CENTROMIN PERU S.A.
DIRECCION DE ASUNTOS AMBIENTALES

                                TABLA No 4.1.2/5
        EFLUENTES LIQUIDOS DE MAYOR IMPACTO-COMPLEJO METALURGICO LA OROYA
                         Periodo: Enero - Diciembre 1995
                               CONTENIDO METALICO

----------------------------------------------------------------------------------------------------------------------------------
                                                                           Contenido metalico: kg/d
                                                        ---------------------------------------------------------------
CODIGO       PUNTO DE MUESTREO                 Flujo:    CN       As      Cd      Cu      Fe        Mn     Pb      Zn        Curga
                                              m^3/min   Total                                                                Total
                                                                                                                              kg/d
----------------------------------------------------------------------------------------------------------------------------------
  R-1  EFLUENTE DE REFINERIA DE PLOMO          0,298     N.A.   48,14   0,04   455,64  1 267,22    4,55   1,78     13,52   1 790,89
-----------------------------------------------------------------------------------------------------------------------------------
  118  GRANUL. ESC. Y REFRIG. FUND (CuyPb)    28,097     N.A.   41,13   2,81    10,02     15,78   92,95  11,19    164,76     338,65
-----------------------------------------------------------------------------------------------------------------------------------
  119  CANAL PRINCIPAL #2 (Fund Cu y Pb)       2,268     N.A.   14,59  24,18    10,39     73,60    4,31   4,43  1 272,16   1 403,66
-----------------------------------------------------------------------------------------------------------------------------------
  126  PTA. ELECT. Zn DERRAVES LIX., PURIF.    1,702     N.A.    0,37   3,85     4,73     34,15  105,38   2,70  1 313,12   1 464,29
-----------------------------------------------------------------------------------------------------------------------------------
  135  CANAL PRINCIPAL #1 (PARALELO-FFCC)      6,987     N.A.   24,84  29,19     8,43     75,65   65,82  21,18  3 199,44   3 424,55
-----------------------------------------------------------------------------------------------------------------------------------
  136  CANAL PARALELO ALC. PRINCIPAL #1        2,187     N.A.    1,77   5,36     1,45    211,93   79,51   6,12  1 926,62   2 232,77
-----------------------------------------------------------------------------------------------------------------------------------
  137  EFLUENTE POZA FERRITAS ZINC             0,488     N.A.    0,25   0,84     0,20      0,14   22,15   0,76    434,39     458,74
-----------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL: 42,027    0,000  131,08  66,28   490,88  1 678,47  374,67  48,17  8 324,01  11 113,55
-----------------------------------------------------------------------------------------------------------------------------------
 RELACION: CARGA 7 EFL., PRINC./CARGA TOTAL:  91,101    0,000   57,50  91,47    99,36     94,73   94,09  95,14     95,37      94,63
-----------------------------------------------------------------------------------------------------------------------------------

                                                                         Pag 132

      CENTROMIN PERU S.A.
DIRECCION DE ASUNTOS AMBIENTALES

                                TABLA No 4.1.2/5A
       EFLUENTES LIQUIDOS DE MAYOR IMPACTO-COMPLEJO METALURGICO LA OROYA
                           Periodo: Enero - Junio 1996
                               CONTENIDO METALICO

----------------------------------------------------------------------------------------------------------------------------------
                                                                           Contenido metalico: kg/d
                                                        ---------------------------------------------------------------
CODIGO       PUNTO DE MUESTREO                 Flujo:    CN       As      Cd      Cu      Fe        Mn     Pb      Zn        Curga
                                              m^3/min   Total                                                                Total
                                                                                                                              kg/d
----------------------------------------------------------------------------------------------------------------------------------
  R-1  EFLUENTE DE REFINERIA DE PLOMO          0,298    0,000    7,76    0,02    58,18   173,91    0,45  39,72      1,44     281,48
-----------------------------------------------------------------------------------------------------------------------------------
  118  GRANUL. ESC. Y REFRIG. FUND (CuyPb)    28,097    0,020   24,68    2,35     1,94     8,38   84,07  15,78    399,21     536,43
-----------------------------------------------------------------------------------------------------------------------------------
  119  CANAL PRINCIPAL #2 (Fund Cu y Pb)       2,268    0,002   30,74  116,61     4,47    19,89    3,63   2,22  4 165,48   4 343,04
-----------------------------------------------------------------------------------------------------------------------------------
  126  PTA. ELECT. Zn DERRAVES LIX., PURIF.    1,702    0,002    0,15    1,22     2,03     6,08  201,30   1,57    994,30   1 206,64
-----------------------------------------------------------------------------------------------------------------------------------
  135  CANAL PRINCIPAL #1 (PARALELO-FFCC)      6,987    0,020   18,91    9,56     7,14    26,36   17,81  10,06    100,61     190,47
-----------------------------------------------------------------------------------------------------------------------------------
  136  CANAL PARALELO ALC. PRINCIPAL #1         2,187    0,003    4,41   17,66     2,24   472,67  310,88   4,00 4 043,39   4 855,45
-----------------------------------------------------------------------------------------------------------------------------------
  137  EFLUENTE POZA FERRITAS ZINC             0,488    0,000    0,06    0,34     0,04     0,13    7,51   0,32    133,84     142,24
-----------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL: 42,027    0,047   86,71  147,75    76,04   707,41  625,65  73,67  9 838,47  11 555,75
-----------------------------------------------------------------------------------------------------------------------------------
 RELACION: CARGA 7 EFL., PRINC./CARGA TOTAL:  89,520   86,733   29,07   98,05    95,20    96,64   97,52  92,89     96,61      94,99
-----------------------------------------------------------------------------------------------------------------------------------

     CENTROMIN PERU S.A.                                                 Pag 133
DIRECCION DE ASUNTOS AMBIENTALES


                                TABLA No 4.1.2/6
                        RIOS RECEPTORES: MANTARO Y YAULI
                         Periodo: Enero - Diciembre 1995

------------------------------------------------------------------------------------------------------------------------------------
                                            Propladades Fisicne                Principales Componentes Quinicos: mg/l
                                        --------------------------------------------------------------------------------------------
                                                    Solidos                     CN
                                          Flujo:    en susp:          Temp.:   Total:
ODIGO    PUNTO DE MUESTREO               m(3)/min     mg/l     pH   (degrees)C  mg/l   Ag     Cd     Cu     Fe     Mn     Pb     Zn
------------------------------------------------------------------------------------------------------------------------------------
M-1   Mantaro puente chulec             1 752,966     9,850   8,0       11      N A   0,23   0,01   0,07   0,65   1,14   0,12   0,28
------------------------------------------------------------------------------------------------------------------------------------
M-2   Mantaro antes de la union
        con el rio Yauli                1 993,801    48,880   7,6       11      N A   0,11   0,01   0,13   3,29   3,51   0,17   1,80
------------------------------------------------------------------------------------------------------------------------------------
M-3   Mantaro puente Cascabel           2 254,105   158,640   7,6       11      N A   0,15   0,01   0,10   1,11   1,41   0,11   0,96
------------------------------------------------------------------------------------------------------------------------------------
M-4   Mantaro despues de la Fundicion   2 294,580    83,360   7,6       12      N A   0,19   0,04   0,07   0,42   2,31   0,07   6,93
------------------------------------------------------------------------------------------------------------------------------------
M-5   Mantaro despues deposito de
        Ferritas                        2 295,130    96,080   7,6       12      N A   0,25   0,03   0,11   0,33   2,73   0,09   4,04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Y-1   Yauli, puente Marcavalle            251,196    76,300   7,9       11      N A   0,06   0,01   0,07   0,23   1,01   0,07   0,76
------------------------------------------------------------------------------------------------------------------------------------
Y-2   Yauli, puente Huaymanta             255,999   177,150   7,7       12      N A   0,56   0,01   0,23   0,28   2,63   0,14   0,89
------------------------------------------------------------------------------------------------------------------------------------
Y-3   Yauli, puente Sudete                258,030   147,360   7,7       12      N A   0,49   0,01   1,11   4,22   2,39   0,34   0,74
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
P. Agua clase III : mg/l                               50   5,0-9,0                   0,20   0,05   0,50   1,00   0,50   0,10  25,00
------------------------------------------------------------------------------------------------------------------------------------

Los datos consiguados corresponden a promedios aritmeticos normales.

     CENTROMIN PERU S.A.                                                 Pag 134
DIRECCION DE ASUNTOS AMBIENTALES


                                TABLA No 4.1.2/6A
                        RIOS RECEPTORES: MANTARO Y YAULI
                           Periodo: Enero - Junlo 1996

------------------------------------------------------------------------------------------------------------------------------------
                                            Propladades Fisicne                Principales Componentes Quinicos: mg/l
                                        --------------------------------------------------------------------------------------------
                                                    Solidos                     CN
                                          Flujo:    en susp:          Temp.:   Total:
ODIGO    PUNTO DE MUESTREO               m(3)/min     mg/l     pH   (degrees)C  mg/l   Ag     Cd     Cu     Fe     Mn     Pb     Zn
------------------------------------------------------------------------------------------------------------------------------------
M-1    Mantaro puente chulec            1 432,355    14,030   8,0       12     0,002   0,24   0,01  0,05   0,27   0,08   0,07   0,22
------------------------------------------------------------------------------------------------------------------------------------
M-2    Mantaro antes de la union con
         el rio Yauli                   1 706,480    22,190   7,5       12     0,002   0,06   0,01  0,08   0,36   5,25   0,06   2,80
------------------------------------------------------------------------------------------------------------------------------------
M-3    Mantaro puente Cascabel          1 944,113    15,430   7,9       13     0,002   0,15   0,01  0,07   0,37   1,35   0,06   1,00
------------------------------------------------------------------------------------------------------------------------------------
M-4    Mantaro despues de la Fundicion  1 981,807    18,733   7,8       12     0,002   0,08   0,04  0,06   0,31   2,66   0,08   4,09
------------------------------------------------------------------------------------------------------------------------------------
M-5    Mantaro despues deposito de
         Ferritas                       1 982,763    18,232   7,8       12     0,002   0,09   0,07  0,06   0,32   2,64   0,07   4,06
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Y-1    Yauli, puente Marcavalle           228,004    46,967   8,3       12     0,006   0,02   0,01  0,05   0,26   1,08   0,10   0,55
------------------------------------------------------------------------------------------------------------------------------------
Y-2    Yauli, puente Huaymanta            233,298    88,680   7,4       13     0,002   0,04   0,01  0,57   0,20   2,07   0,18   0,90
------------------------------------------------------------------------------------------------------------------------------------
Y-3    Yauli, puente Sudete               235,040    59,787   7,9       13     0,002   0,03   0,01  0,49   0,23   2,92   0,36   1,50
------------------------------------------------------------------------------------------------------------------------------------
P. Agua clase III : mg/l                               50   5,0-9,0                    0,20   0,05  0,50   1,00   0,50   0,10  25.00
------------------------------------------------------------------------------------------------------------------------------------

Los datos consiguados corresponden a promedios aritmeticos semestrales.

PAMA COMPLEJO METALURGICO - LA OROYA        CAPITULO IV                  Pag 135
--------------------------------------------------------------------------------

                                  TABLA 4.1.3/1

                    CODIGOS ESTABLECIDOS PARA EL TRATAMIENTO

                         Y DISPOSICION FINAL DEL RESIDUO

CODIGO       TRATAMIENTO               CODIGO       DISPOSICION FINAL

  A      Mantenimiento preliminar        A      Red publica de alcantarillado

  B      Tratamiento biologico           B      Poza de percolacion

  C      Tratamiento Fisico-quimico      C      Cuerpos de agua (Mar, rios,
                                                  lagos, etc., indicar nombre)

  D      Tratamiento biologico y
           Fisico-quimico                D      Relleno de mina

  E      Segregacion                     E      Esparcidos en el suelo/terreno

  F      Otro (especificar)              F      Canchas de relave

  G      Sin tratamiento                 G      Otro (especificar)


Utilizar el Codigo de acuerdo con el tipo de tratamiento y/o disposicion final empleado

Fuente: EVAP marzo 1995

     CENTROMIN PERU S.A.                                                 Pag 136
DIRECCION DE ASUNTOS AMBIENTALES


                                TABLA No 4.1.3/2

      RESIDUOS SOLIDOS GENERADOS EN FUNDICION DE COBRE, PLOMO Y REFINERIAS

FUNDICION COBRE Y PLOMO
-----------------------------------------------------------------------------------------------------------------------
                                    Cant.(t/d)                                          Composicion Quimica: % (*g/t)
                                    -----------                      T       Dens    ----------------------------------
No./Nombre                           Real  Est.    Fuente   pH  (degrees)C   g/cc     Cu     Pb      Zn    *Ag    Fe
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 *FeO
                                                                                                                 ----
1. Escoria de Reverberos de Cobre     602         Fund. Cu                   3.79    0.64   1.30    2.90    17   *46.6
-----------------------------------------------------------------------------------------------------------------------
2. Escoria de Hornos de Plomo         366         Fund. Cu                   3.83    0.27   1.94   10.60    13   *34.6
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
3. Trioxido de Arsenico              11.7         Pta. As                    n.d.    0.45   0.45    0.49    54     1.5
-----------------------------------------------------------------------------------------------------------------------
4. Residuos Lix. de Zinc               71         Ref. Zn                    n.d.    0.53   4.24   22.10   246    34.5
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
5. Residuos de Talio                 0.23         Pta. Cd                    n.d.    0.15          27.00           1.5
-----------------------------------------------------------------------------------------------------------------------
6. Basura Industrial                  n.d.        Varios                     n.d.
-----------------------------------------------------------------------------------------------------------------------
7. Bioxido de Manganeso               n.d.        Ref. Zn                    n.d.    0.05  14.00    0.50   635    0.26
-----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                    Composicion Quimica: % (*g/t)   Tratam.   Disp.
                                    ----------------------------   --------   Final
No./Nombre                              As         Sb       Cd     Cod  Cap    Cod.       Observacions
------------------------------------------------------------------------------------------------------
1. Escoria de Reverberos de Cobre      0.46       0.78              G           F         Granulado
------------------------------------------------------------------------------------------------------
2. Escoria de Hornos de Plomo          0.18       0.02              G           F         Granulado
------------------------------------------------------------------------------------------------------
                                    As(2)O(3)
------------------------------------------------------------------------------------------------------
3. Trioxido de Arsenico               81,51       0.88              G           F         Polvo
------------------------------------------------------------------------------------------------------
4. Residuos Lix. de Zinc               0.33       0.08      0.12    G           F         Pulpa
------------------------------------------------------------------------------------------------------
                                       w/Cd        Tl
------------------------------------------------------------------------------------------------------
5. Residuos de Talio                   2,56       1.03      4.35    G           F         Solido Seco
------------------------------------------------------------------------------------------------------
6. Basura Industrial                                                G           E         Solidos
------------------------------------------------------------------------------------------------------
                                                           MnO(2)
------------------------------------------------------------------------------------------------------
7. Bioxido de Manganeso                0.02       0.01     69,55    G           C         Solido Seco
------------------------------------------------------------------------------------------------------




REFINERIA COBRE Y PLOMO
-----------------------------------------------------------------------------------------------------------------------------------
                       Cant. t/d                                            Composicion Quimica %     Tratam.   Disp.
                       ---------                           T       Dens.  -------------------------  --------   Final
No./Nombre             Real  Est.     Fuente      pH   (degrees)C  g/cc   CaSo(4)  H(2)SiF(6)   HF   Cod  Cap    Cod.  Observacions
-----------------------------------------------------------------------------------------------------------------------------------
1. Sulfato de Calcio    4.8        Planta Acido            30      2,9     85,2       9,4      0,97   G           C    Pulpa
                                    H(2)SiF(6)
                                   Fluosilicico
-----------------------------------------------------------------------------------------------------------------------------------

Fuente: Auditoria Ambiental de Emisiones y Vertimientos - junio 1996

     CENTROMIN PERU S.A.                                                 Pag 137
DIRECCION DE ASUNTOS AMBIENTALES


                                TABLA No 4.1.3/2A
    GRANULOMETRIA DE RESIDUOS SOLIDOS GENERADOS EN FUNDICION DE COBRE Y PLOMO

-------------------------------------------------------------------------------------------------------------------
                                                                Granulometria Malla Tyler, %
                                      -----------------------------------------------------------------------------
No./Nombre                              +8      14      20      48      65      80     100     150     200    (250)
-------------------------------------------------------------------------------------------------------------------
1. Escorias de Reverberos de Cobre    2,30   12,00   34,70   44,70    3,00    1,10    1,30    0,20    0,30    0,40
2. Escorias de Homos de Plomo         0,80    2,50   14,00   74,50    1,20    3,10    2,60    0,70    0,60    0,00
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                                    Abertura de Malla um
                                      -----------------------------------------------------------------------------
No./Nombre                            +850     425     300     212     150     106      75      45      38     (38)
-------------------------------------------------------------------------------------------------------------------
3. Trioxido de Arsenico               1,79    0,51    0,20    0,18    0,11    0,12    0,12    0,19    0,02   96,76
-------------------------------------------------------------------------------------------------------------------

                                                                       Pag 137-A

                              [SITE PLAN OMITTED]

---------------------------------------------------------------------
Predicted Maximum 1-Hour SO2 Concentrations: Figure No. 10
Existing Chimney       [NORTH ARROW OMITTED] ------------------
                                             Scale: as shown     RWDI
Cantromin La Oroya Smelter, Peru             ------------------
Project No. 96-352F-06                       Date: Aug 14, 1996
---------------------------------------------------------------------


DIAGRAMA 4.2.1/5: Pronostico de Concentraciones Maxima de 1-hora para SO(2):
                  Chimenea Principal Existente

                                 --------------
                                   CAPITULO V
                                 --------------

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 138.
--------------------------------------------------------------------------------


5     PLAN DE MEDIDAS DE MITIGACION

      5.1   Introduccion

            El Plan de Medidas de Mitigacion tiene como proposito la implementacion fisica de los proyectos correspondientes al control ambiental y lograr con ello la reduccion en la concentracion de contaminantes generados por las operaciones metalurgicas y descargados al ambiente a niveles iguales a menores a los niveles maximos permisibles establecidos legalmente por el Ministerio de Energia y Minas.

            El plan de medidas de mitigacion dentro del Programa de Adecuacion y Manejo Ambiental (PAMA) para el Complejo Metalurgico La Oroya, considera un cronograma de inversiones en obras necesarias para adecuarnos a las regulaciones vigentes en un plazo de 10 anos para las operaciones metalurgicas. El PAMA considera un monto total del orden de los US$ 129,12 millones. (Tabla No. 5.1.1).

            Es necesario indicar que la implementacion del plan de medidas de mitigacion obliga realizar inversiones adicionales en cambios de tecnologia para la adecuacion ambiental del orden de los US$ 141,04 millones. Totalizando una inversion de US$ 270,16 millones entre el cambia de tecnologia y el PAMA para el Complejo Metalurgico La Oroya. (Tabla 5.1.2).

            El "Off Gas and Dust Collection Prefeasibility Study of the Environmental Aspects of Copper, Zinc and Lead Smelter of La Oroya" de La Firma Consultora Kilborn-SNC-Lavalin Europe, alcanza una inversion de los US$ 269,00 millones, que confirma el monto anteriormente mencionado. (Tabla 5.1.3).

      5.2 Proyectos ejecutados destinados al control y reduccion del Impacto Ambiental

            Entre los mas relevantes se pueden indicar los siguientes:

            1939 Se inicia las operaciones de la Planta de Acido Sulfurico que capta los gases de los tostadores de cobre.

            1941 Se instalan precipitadores electrostaticos para la recuperacion de polvos (Sistema Cottrell Central).

            1960 Se completa el sistema de ventilacion de la Planta de Aglomeracion.

            1964 Se mejora la ventilacion de los pechos de escoria de los Hornos de Manga, canales y pozos de Plomo.

            1966 La Ventilacion de la Planta de Aglomeracion es mejorada mediante la instalacion de lavadores de gases.

            1967 La Nueva Planta de Acido Sulfurico de 200 T.M.D. comienza a operar.

            1969  o     El nuevo Cottrell Caliente de la Planta de Arsenico
                        comienza a operar.

                  o La fase I de la Planta de Tratamiento de Polvos se pone en operacion.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 139.
--------------------------------------------------------------------------------


            1970 El sistema de extraccion continua de escoria es instalado en el Horno de Plomo No 2.

            1978 Se instala un nuevo precipitador electrostatico humedo en la Planta de Acido Sulfurico.

            1983 La nueva Planta de Aglomeracion entra en operacion. Cap. 810 t/d. Reemplaza a 11 maquinas (5 up draft y 6 down draft) por una sola, tipo up draft, con una inversion de US$ 60 millones.

            1990 Se inicia las pruebas metalurgicas del cambio de indices metalurgicos en la Fundicion de Cobre. En diciembre de 1990 se optimizan las pruebas.

            1991 Se modifica el Horno de Plomo No 3. Se cambio de colada intermitente a colada continua; el diseno antiguo correspondia a un sifon Arents y el modificado es con cajon tipo Roy Tapper.

            1992  o     Se recircula lodos del tanque espesador (provenientes
                        de los scrubbers de la Planta de Aglomeracion), eliminandose el filtro Oliver, contribuyendo a la reduccion de contaminacion del rio Mantaro.

                  o En el mes de marzo se inician las obras civiles de la Nueva Planta de Oxigeno LINDE con una inversion de US$ 24 millones.

                  o En octubre, se instala el Bag House (60 bolsas) para mejorar el ambiente de trabajo en la unidad de cernido y molienda.

            1993  o     En el mes de enero se instala el nuevo sistema de
                        ventilacion (SVEL) para los tostadores FBR de zinc.

                  o Se instala el sistema de ventilacion para el descarguio de calcina de cobre.

            1994  o     El 17 de enero, se coucluye el montaje electro-mecanico
                        e instrumental del Proyecto Oxy-Fuel. Este proyecto fue ejecutado por personal tecnico de Centromin con el asesoramiento de las Empresas INCO, ENICO y SNC LAVALIN de Canada y con una inversion de US$ 2 millones.

                  o Los logros alcanzados por el cambio de indices metalurgicos y el proyecto oxy-fuel, respecto al ano 1989, fueron:

                        - Reduccion de 100 193 t de piritas equivalente a 82 158 t de SO(2) y a 127 757 t de H(2)SO(4)
                              (reduccion de indices de 1,9899 a 0,7239 t de pirita/t de Cu entre los anos 1989 y 1995).

                        - Reduccion de 124 800 t de escorias (reduccion de indices de 5,52 a

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 140.
--------------------------------------------------------------------------------


                              3,13 t de escoria/t de Cu entre los anos 1989 y
                              1995).

                        - Reduccion de 30 220 t de petroleo residual No 6 (reduccion de indices de de 0,935 a 0,36 t de petroleo/t de Cu entre los anos 1989 y 1995)

                        - Reduccion del volumen de gases generados de 72 600 a 50 220 Nm^3/h (19 000 Nm^3/h teorico) mejorando la calidad de aire del entorno.

                        - Compactacion de la fundicion por desactivacion del reverbero No 1, 2 calderos y 6 tostadores de Cu.

                  o     Se desmantela el reverbero de cobre No 1 y los calderos.

                  o     Se desmantela la Planta antigua de Aglomeracion.

            1995  o     Se reduce el numero de unidades de tostacion de 18 a 12
                        (8 para Cu, .2 para Pb, 1 para As y 1 para Sb), optimizandose la captacion de gases y polvos.

            1996  o     Se inicia el desmantelamiento de 6 tostadores, este
                        trabajo concluira en el primer trimestre de 1997.

                  o El 7 de junio en la Refineria de Plomo entra en operacion, el proyecto: Recuperacion del acido fluorsilisico, por filtrado de los lodos anodicos de plomo (Filtro LAROX), retornando soluciones acidas filtradas a las celdas electroliticas cerrando el circuito, y con ello obtuvo CERO de emision de efluentes al rio Yauli.

                  o Se efectuo el tendido de tuberias para el uso de oxigeno en las plantas de Aglomeracion y Residuos Anodicos. El uso de oxigeno permitira: Incrementar la capacidad de ambas plantas, menor generacion de polvos y emisiones gaseosas, menor consumo de combustibles y eliminar el consumo de Nitrato de Sodio generador de gases nitrosos.

                  o Recirculacion de algunos efluentes liquidos, coma los de un tramo del canal principal No. 1, el de la Planta de Alambron y otros.

                  o Se construyo y puso en operacion un pozo septico piloto para tratar las aguas servidas procedentes de servicios higienicos y lavaderos.

                  o La rivera del rio Mantaro ha sido forestada, tanto en el area adyacente como la entrada de la fundicion.

                  o El sistema de transporte de las escorias de Cobre y Plomo por cable carril fue mejorado, reduciendo los derrames al rio Mantaro.

En la Tabla No. 5.2/.1 se aprecia los montos de inversion presupuestados y aprobados por el Directorio de la Empresa, durante los ultimos anos para el Complejo Metalurgico La Oroya, lo que indica que montos del orden US$ 8 a 15 millones por anos han sido gastados sin que se vea afectado los resultados economicos-financieros de la gestion operativa metalurgica.

                                   TABLA 5.1.2

                          COMPLEJO METALURGICO LA OROYA
                CRONOGRAMA DE INVERSIONES DE CAMBIO DE TECNOLOGIA
                 PARA ADECUACION AMBIENTAL Y P.A.M.A. 1997-2006
                                 (Miles de US $)

el de Capacidad Actual de: 70 000 t/ano de Cu refinado, 100 000 t/ano de Pb refinado y 70 000 t/ano de Zn refinado.
------------------------------------------------------------------------------------------------------------------------------------
CAMB.TECNOLOG. Y ADEC.AMBIENT               1997    1998    1999    2000    2001   2002   2003     2004    2005     2006   TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CUITO DE COVRE                                 0     776  37 700   6 000                                                  44 476
------------------------------------------------------------------------------------------------------------------------------------
CUITO DE PLOMO                                 0   1 464       0       0      0      0   40 000  15 000                   56 464
------------------------------------------------------------------------------------------------------------------------------------
CUITO DE ZINC                                  0  20 000  20 000                     0                                    40 000
------------------------------------------------------------------------------------------------------------------------------------
     Sub total                                 0  22 240  57 700   6 000      0      0   40 000  15 000        0      0  140 940
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NTENIMIENTO                                    0       0       0                                                               0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     Sub total                                 0       0       0       0      0      0        0       0        0      0        0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
UIPO DE CONTROL AMBIENTAL                     10      50      40       0      0      0                                       100
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     Sub total                                10      50      40       0      0      0        0       0        0      0      100
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CAMB. TECH. Y ADEC.AMBIENT              10  22 290  57 740   6 000      0      0   40 000  15 000        0      0  141 040
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
P.A.M.A.
------------------------------------------------------------------------------------------------------------------------------------
s de procesos:
------------------------------------------------------------------------------------------------------------------------------------
a de Acido-fundicion de Cu                                                               41 200                           41 200
------------------------------------------------------------------------------------------------------------------------------------
a de Acido-fundicion de Pb/Zn                                                                             48 800          48 800
------------------------------------------------------------------------------------------------------------------------------------
dos de procesos:
------------------------------------------------------------------------------------------------------------------------------------
ntes liquidos industriales                   575   1 000   1 500                                                           3 075
------------------------------------------------------------------------------------------------------------------------------------
os de procesos:
------------------------------------------------------------------------------------------------------------------------------------
sistema de manejo de escorias Cu/Pb          850   3 362   2 288                                                           6 500
------------------------------------------------------------------------------------------------------------------------------------
deposito de escorias de Cu y Pb                                                  2 500                                     2 500
------------------------------------------------------------------------------------------------------------------------------------
lono de deposito de escorias                 750   1 000   1 250   1 250  1 000                                            5 250
------------------------------------------------------------------------------------------------------------------------------------
deposito de Trioxido de As                                 1 000   1 000                                                   2 000
------------------------------------------------------------------------------------------------------------------------------------
lono de deposito de Trioxido de As         1 625   2 000   2 000   1 600  1 475                                            8 700
------------------------------------------------------------------------------------------------------------------------------------
lono de los depositos de ferritas            500     500   1 200   1 200  1 200  1 000                                     5 600
------------------------------------------------------------------------------------------------------------------------------------
ones Calidad de aire:
------------------------------------------------------------------------------------------------------------------------------------
etacion del area afectada por los humos      200                                                    554      755    491    2 000
------------------------------------------------------------------------------------------------------------------------------------
Publica:
------------------------------------------------------------------------------------------------------------------------------------
e/Basuras                                                    200   1 100  1 100  1 100                                     3 500
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL P.A.M.A.                        4 500   7 862   9 438   6 150  4 775  4 600   41 200     554   49 555    491  129 125
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          TOTAL                            4 510  30 152  67 178  12 150  4 775  4 600   81 200  15 554   49 555    491  270 165
------------------------------------------------------------------------------------------------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo V                    Pag 143
----------------------------------------------------------------------------


                                   TABLA 5.1.3

                INVERSIONES: CAMBIO DE TECNOLOGIA PARA ADECUACION
                   AMBIENTAL Y PROGRAMA DE ADECUACION Y MANEJO
                                AMBIENTAL (PAMA)

                              PERIODO 1 997 - 2 006
--------------------------------------------------------------------------------
                                                                 Miles US$
--------------------------------------------------------------------------------
    Inversion Cambio de tecnologia para adecuacion ambiental      141 040
--------------------------------------------------------------------------------
    Inversion Programa de Adecuacion y Manejo Ambiental           129 125
--------------------------------------------------------------------------------
    Total                                                         270 165
--------------------------------------------------------------------------------
    Preparado: Gerencia de Operaciones Metalurgicas (GOME-CENTROMIN PERU S.A.). Referencia Tabla 5.1.2

    Nota: El monto de US$ 270,165 millones no consideran las inversiones para continuidad operativa y mejora de procesos.

                PREFEASIBILITY STUDY OF THE ENVIRONMET ASPECTS OF
                                COPPER, ZINC LEAD
                               Contract No SLCC079

--------------------------------------------------------------------------------
      CIRCUIT                       CASE                        US$ MILLION
--------------------------------------------------------------------------------
    COPPER        c) 70 000 t/ano Cu using CMT for clean           125,0
                     concentrates with new dirty concentrate
                     roaster
--------------------------------------------------------------------------------
    LEAD          f) 100 000 - 110 000 tpa Pb new                  119,0
                     technology - Install with AUSMELT
                     System.
--------------------------------------------------------------------------------
    ZINC          d) 70 000 tpa Zn old F.B.R. replaced with         51,8
                     new T.L.R and replace existing.
                     Sulphuric acid plant to give 99,5%
                     recovery of SO(2) to acid.
--------------------------------------------------------------------------------
    TOTAL                                                          295,8
--------------------------------------------------------------------------------
    Preparado: Kilborn-SNC-Lavalin Europe, octubre 1 996.

    NOTA: Cada caso incluye una nueva planta de acido por Circuito. Si consideramos que las capacidades de produccion son las mismas y que solo requiere de 2 nuevas plantas de acido sulfurico para una produccion de 505 000 t/ano, y no de 3 plantas de acido, el monto total por Kilborn-SNC-Lavalin Europe seria de: US$269,00 millones (295,8 - 26,8 valor de 1 planta de acido), monto similar a lo calculado de US$270,16 millones por la GOME-Centromin Peru S.A.

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo V                    Pag 144
----------------------------------------------------------------------------


                                TABLA No. 5.2./1

        MONTOS PRESUPUESTADOS Y APROBADOS PARA LA CONTUNUIDAD OPERATIVA MEJORAS DE PROCESOS Y PROGRAMA DE ADECUACION Y MANEJO AMBIENTAL (PAMA)
                                 (U.S.$ MILES)

Complejo Metalurgico La oroya
--------------------------------------------------------------------------------
                   DETALLE                                 ANO
--------------------------------------------------------------------------------
                                            1995           1996        1997
--------------------------------------------------------------------------------
PROYECTOS CONTINUIDAD         con PECET     6 448          6 831
 OPERATIA Y MEJORAS
    DE PROCESOS               sin PECET       355          8 279        9 010
--------------------------------------------------------------------------------
PROGRAMA DE ADECUACION                      1 141            860        4 500
  Y MENEJO AMBIENTAL
         PAMA
--------------------------------------------------------------------------------
TOTAL U.S.$ (MILES)                         7 944         15 970       13 510
--------------------------------------------------------------------------------
PECET: PROYECTOS DE INVERSION CON ESTABILIDAD TRIBUTARIA

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo V                    Pag 145
----------------------------------------------------------------------------


5.3 RELACION DE PROYECTOS PARA EL PLAN DE MEDIDAS DE MITIGACION - MONTOS DE INVERSION

--------------------------------------------------------------------------------
        No.               Nombre de Proyectos                         Miles US$
--------------------------------------------------------------------------------
        1   Nuevas plantas de Acido Sulfurico                         90 000,00
--------------------------------------------------------------------------------
        2   Eliminacion de gases fugitivos de la planta de cogue       *
--------------------------------------------------------------------------------
        3   Uso de oxigeno gaseoso en la Planta de Residuos            *
            Anodicos
--------------------------------------------------------------------------------
        4   Area afectada por los humos                                2 000,00
--------------------------------------------------------------------------------
        5   Planta de tratamiento de agua madre de la Refineria de       500,00
            Cobre.
--------------------------------------------------------------------------------
        6   Sistema de recirculacion del agua de refrigeracion de      *
            fundicion.
--------------------------------------------------------------------------------
        7   Manejo y disposicion de las soluciones acidas del          *
            proceso de particion - Refineria de Plata.
--------------------------------------------------------------------------------
        8   Planta de tratamiento de efluentes liquidos industriales   2 500,00
            de fundicion y refineria - La Oroya
--------------------------------------------------------------------------------
        9   Muro de contencion para los lodos de plomo en la               5,00
            Planta Zileret - Division de Zinc.
--------------------------------------------------------------------------------
       10   Recirculacion del agua utilizada en la granulacion de         55,00
            speiss del horno de espumaje - Fundicion de Plomo.
--------------------------------------------------------------------------------
       11   Nuevo sistema de lavado de anodos - Refineria de              15,00
            Zinc.
--------------------------------------------------------------------------------
       12   Manejo y disposicion de las escorias de cobre y plomo      6 500,00
--------------------------------------------------------------------------------
       13   Abandono del deposito de escorias de Cobre y Plomo.        7 750,00
--------------------------------------------------------------------------------
       14   Deposito de Trioxido de Arsenico, abandono del            10 700,00
            deposito de Malpaso, cierre del deposito de Vado y
            nuevo deposito en Vado.
--------------------------------------------------------------------------------
       15   Ferritas de zinc                                           5 600,00
--------------------------------------------------------------------------------
       16   Tratamiento de aguas servidas y disposicion de basura      3 500,00
            en La Oroya.
--------------------------------------------------------------------------------
                                   TOTAL                             129 125,00
--------------------------------------------------------------------------------
  (*) Inversiones consideradas en continuidad operativa y mejoras de proceso.

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo V                    Pag 146
----------------------------------------------------------------------------


     5.3.1 Por emisiones gaseosas y material particulado

           Proyecto No 1

--------------------------------------------------------------------------------
           PROYECTO           NUEVAS PLANTAS DE ACIDO SULFURICO
--------------------------------------------------------------------------------
           Objetivo Fijar el SO(2) de las emisiones producto de las operaciones metalurgicas y alcanzar los niveles maximos permisibles.
--------------------------------------------------------------------------------
           Impacto Contaminacion del aire, suelo y agua que afectan los ambientes fisico, biologico y socio economico por la emision de 899 t/dia de SO(2) y 8,9 t/dia de material particulado.
--------------------------------------------------------------------------------
           Mitigacion  Se instalaran 2 plantas de acido sulfurico:

                       Planta de acido de la fundicion de Cu de 235 000 t/ano

                       Planta de acido de la fundicion de Pb / circuito de Zn de 270 000 t/ano

                       Resultados de la mitigacion:

                       Se fijara como minimo el 83% del SO(2) generado

                       Para el ingreso de 515 t/dia (188 261 t/ano) de azufre se emitira al medio ambiente 11O t/dia de SO(2)

                       Respecto a la calidad de aire la concentracion diaria de
                       SO(2), estara por debajo de 572 micrograma y la emision
                       de material particulado por debajo de l00mg/m^3
                       cumpliendo asi, lo dispuesto en la R.M.No 315-96-EM/VMM.
--------------------------------------------------------------------------------
           Cronograma  Planta de acido de la fundicion de Cu en el ano 2 003
           de          Planta de acido de la fundicion de Pb / circuito de Zn en
           ejecucion   el ano 2 005
--------------------------------------------------------------------------------
           Monto de    Planta de acido de la fundicion de Cu US$ 41,20 Millones
           inversion   Planta de acido de la fundicion de Pb / circuito de Zn
                       US$ 48,80 Millones
--------------------------------------------------------------------------------
           Fuentes     Kilborn SNC Lavalin Europe, Brook Hunt, E&MJ enero
                       1996, Revista Mineria chilena julio 1 995.
--------------------------------------------------------------------------------

           Proyecto No 2

--------------------------------------------------------------------------------
           PROYECTO         ELIMINACION DE GASES FUGITIVOS DE LA PLANTA DE
                                               COQUE
--------------------------------------------------------------------------------
           Objetivo    Eliminar las emisiones fugitivas al ambiente, durante
                       la carga y descarga de los hornos de coquificacion
--------------------------------------------------------------------------------
           Impacto     Contaminacion del aire atmosferico.
--------------------------------------------------------------------------------
           Mitigacion  Alargar el ciclo de coquificacion de 18 h a 24 h. y comprar coque metalurgico del exterior para compensar la
                       menor produccion de coque.
--------------------------------------------------------------------------------
           Monto de    No incluido en el PAMA, por estar considerado en la
           inversion   continuidad operativa y mejora de procesos, Tabla 5.2 /1
--------------------------------------------------------------------------------
           Fuente      GOME - C.M.P. S.A.
--------------------------------------------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo V                    Pag 147
----------------------------------------------------------------------------


           Proyecto No 3

--------------------------------------------------------------------------------
           PROYECTO    USO DE OXIGENO GASEOSO EN LA PLANTA DE RESIDUOS ANODICOS
--------------------------------------------------------------------------------
           Objetivo    Reduccion del consumo de petroleo residual No 6 usado
                       para combustion y eliminacion de consumo de nitrato de
                       sodio (generador de gases nitrosos) en la ultima etapa
                       del proceso de Copelacion.
--------------------------------------------------------------------------------
           Impacto     Gases nitrosos que contaminan aire del medio ambiente.
--------------------------------------------------------------------------------
           Mitigacion  Uso de oxigeno gaseoso en el proceso de copelacion.
--------------------------------------------------------------------------------
           Cronograma  Primer semestre 1997
           de
           ejecucion
--------------------------------------------------------------------------------
           Monto de    US $ 391 000
           inversion   No incluido en el PAMA, por estar considerado en la
                       continuidad operativa y mejora de procesos, Tabla 5.2/1
--------------------------------------------------------------------------------
           Fuente      GOME - C.M.P. S.A.
--------------------------------------------------------------------------------

           Proyecto No 4

--------------------------------------------------------------------------------
           PROYECTO              AREA AFECTADA POR LOS HUMOS
--------------------------------------------------------------------------------
           Objetivo    Determinar la extension aun impactada, establecer el
                       estado en el que se encuentra y plantear acciones a tomar
                       para rehabilitar las zonas que se presten a este fin.
--------------------------------------------------------------------------------
           Impacto     Extension aun afectada : 3 829 ha.
--------------------------------------------------------------------------------
           Mitigacion  Recuperar por practicas agricolas 1 167 ha.
--------------------------------------------------------------------------------
           Cronograma  El ano 1 997 US$ 200 000
           de
           ejecucion   De los anos 2 000 al 2 002 US$ 1,80 millones
--------------------------------------------------------------------------------
           Monto de    US $ 2,00 Millones
           inversion
--------------------------------------------------------------------------------
           Fuente      DIR. DE ASUNTOS AMBIENTALES - C.M.P.S.A.
--------------------------------------------------------------------------------

    5.3.2 Por efluentes liquidos

          Proyecto No 5

--------------------------------------------------------------------------------
          PROYECTO     PLANTA DE TRATAMIENTO DELAGUA MADRE - REFINERIA
                                           DE COBRE
--------------------------------------------------------------------------------
           Objetivo.-  Tratar las soluciones acido ferrosas de la refineria de cobre que se descargan al rio Yauli y obtener una
                       solucion neutralizada apta para reciclar y/o descartar
                       previa recuperacion del niquel y purificar la solucion
                       Raff para obtener un efluente final con contenidos de
                       impurezas por debajo de los limites maximos permisibles
                       establecidos por el M.E.M..
--------------------------------------------------------------------------------
           Impacto     Contaminacion de las aguas del rio Yauli
--------------------------------------------------------------------------------
           Mitigacion  Proceso de predilucion, intercambio ionico/electrowining
                       (SX - EW), neutralizacion
--------------------------------------------------------------------------------
           Cronograma  Primer semestre del ano 1997
           de
           ejecucion
--------------------------------------------------------------------------------
           Monto de    US $ 500 000
           inversion
--------------------------------------------------------------------------------
           Fuente      DIV.de INV. METALURGICAS - C.M.P.S.A.
--------------------------------------------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo V                    Pag 148
----------------------------------------------------------------------------


           Proyecto No 6

--------------------------------------------------------------------------------
           PROYECTO         SISTEMA DE RECIRCULACION DE AGUAS DE
                                        REFRIGERACION
--------------------------------------------------------------------------------
           Objetivo    Independizar las aguas de refrigeracion de las fuentes de
                       contaminacion que existen dentro del ambiente de la
                       fundicion.
--------------------------------------------------------------------------------
           Impacto     Incremento del volumen de aguas contaminadas
--------------------------------------------------------------------------------
           Mitigacion  Canalizacion y recirculacion de las aguas a Casa de fuerza.
--------------------------------------------------------------------------------
           Cronograma  Ano 1997
           de
           ejecucion
--------------------------------------------------------------------------------
           Monto de    US $ 41 350
           inversion   No incluido en el PAMA, por estar considerado en la
                       continuidad operativa y mejora de procesos, Tabla 5.2/1
--------------------------------------------------------------------------------
           Fuente      DISENOS INGENIERIA - C.M.P.S.A.
--------------------------------------------------------------------------------

           Proyecto No 7

--------------------------------------------------------------------------------
           PROYECTO    MANEJO Y DISPOSICION DE LAS SOLUCIONES ACIDAS DEL
                           PROCESO DE PARTICION - REFINERIA DE PLATA
--------------------------------------------------------------------------------
           Objetivo    Evitar la contaminacion del rio Mantaro por vertimiento
                       de soluciones con alta acidez, resultantes del proceso de
                       particion de oro de la refineria de plata
--------------------------------------------------------------------------------
           Impacto     Contaminacion del rio Mantaro por descarga de soluciones
                       con alta acidez
--------------------------------------------------------------------------------
           Mitigacion  Reemplazo parcial del consumo de acido sulfurico fresco en el circuito de cinc por soluciones de alta acidez de
                       la refineria de plata (recirculacion).
--------------------------------------------------------------------------------
           Cronograma  Se concluira en segundo semestre de 1996
           de
           ejecucion
--------------------------------------------------------------------------------
           Monto de    No incluido en el PAMA, por estar considerado en la
           inversion   continuidad operativa y mejora de procesos, Tabla 5.2/1
--------------------------------------------------------------------------------
           Fuente      GOME - C.M.P. S.A.
--------------------------------------------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo V                    Pag 149
----------------------------------------------------------------------------


     Proyecto No 8

--------------------------------------------------------------------------------
     PROYECTO          PLANTA DE TRATAMIENTO DE EFLUENTES LIQUIDOS
                    INDUSTRIALES DE FUNDICION Y REFINERIA - LA OROYA
--------------------------------------------------------------------------------
     Objetivo    Obtener un efluente hacia el rio Mantaro con contenidos
                 de elementos contaminantes segun los niveles maximos permisibles (R.M. No 011-96) para la actividad minero-metalurgicos.
--------------------------------------------------------------------------------
     Impacto Contaminacion del rio Mantaro con elementos metalicos y soluciones acidas.
--------------------------------------------------------------------------------
     Mitigacion  Implementacion de una planta de tratamiento de efluentes, con capacidad de tratamiento de 9 m^3 / min. y un proceso de neutralizacion y precipitacion con floculante.
                 Los resultados de la mitigacion:
                 Efluerite final descargado al rio Mantaro con las siguientes concentraciones:

                 Componente. conc.(mg/l) Niv. max. permisibles(mg/l) R.M.No
                 11-96
                 As         < 0,01                 1,00
                 Cd         < 0,01
                 Fe         < 0,02                 2,00
                 Pb         < 0,01                 0,40
                 Mn           0,44
                 Cu         < 0,01                 1,00
                 Zn           0,06                 3,00
                 Solid. tot.
                 (kg/b)       7,19                50,00
--------------------------------------------------------------------------------
     Cronograma  Anos 1998 - 20000
     de
     ejecucion
--------------------------------------------------------------------------------
     Monto de    US S 2,50 Millones
     inversion
--------------------------------------------------------------------------------
     Fuente      Consultora: ECOLAB S.R.L.
--------------------------------------------------------------------------------

     Proyecto No 9

--------------------------------------------------------------------------------
     PROYECTO            MURO DE CONTENCION PARA LOS LODOS PLOMO
                         EN LA PLANTA ZILERET - DIVISION DE ZINC
--------------------------------------------------------------------------------
     Objetivo    Instalar un muro de concreto para almacenar los lodos de
                 plomo descargados de la unidad de hidrometalurgia de la
                 planta Zileret.
--------------------------------------------------------------------------------
     Impacto     Contaminacion del canal paralelo con soluciones acidas y
                 contenidos metalicos.
--------------------------------------------------------------------------------
     Mitigacion  Recuperar las soluciones acidas y recircularlarlas al circuito de lixiviacion acida de la unidad de
                 hidrometalurgia.
--------------------------------------------------------------------------------
     Cronograma  Primer semestre 1997
     de
     ejecucion
--------------------------------------------------------------------------------
     Monto de    US $ 5 000
     inversion
--------------------------------------------------------------------------------
     Fuente      GOME C.M.P.S.A.
--------------------------------------------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo V                    Pag 150
----------------------------------------------------------------------------


           Proyecto No 10

--------------------------------------------------------------------------------
           PROYECTO          RECIRCULACION DEL AGUA UTILIZADA EN LA
                           GRANULACION DE SPEISS DEL HORNO DE ESPUMAJE
                                       FUNDICION DE PLOMO
--------------------------------------------------------------------------------
           Objetivo    Eliminar la contaminacion del rio Mantaro por sustancias
                       contaminantes y solidos en suspension en las aguas de
                       granulacion de speiss.
--------------------------------------------------------------------------------
           Impacto     Contaminacion del rio Mantaro.
--------------------------------------------------------------------------------
           Mitigacion  Utilizar las aguas de granulacion de speiss en circuito cerrado.
--------------------------------------------------------------------------------
           Cronograma  Primer semestre 1997
           de
           ejecucion
--------------------------------------------------------------------------------
           Monto de    US $ 55 000
           inversion
--------------------------------------------------------------------------------
           Fuente      GOME C.M.P.S.A.
--------------------------------------------------------------------------------

           Proyecto No 11

--------------------------------------------------------------------------------
           PROYECTO        NUEVO SISTEMA DE LAVADO DE ANODOS - REFINERIA DE
                                             ZINC
--------------------------------------------------------------------------------
           Objetivo    Eliminar la contaminacion del rio Mantaro.
--------------------------------------------------------------------------------
           Impacto     Contaminacion del rio Mantaro con particulas solidas
                       y acidez.
--------------------------------------------------------------------------------
           Mitigacion  Optimizar el consumo de agua mediante automatizacion del lavado de anodos.
                       El volumen residual sera tratado en la planta de
                       tratamiento de efluentes liquidos industriales.
--------------------------------------------------------------------------------
           Cronograma  Ano 1997
           de
           ejecucion
--------------------------------------------------------------------------------
           Monto de    US $ 15 000
           inversion
--------------------------------------------------------------------------------
           Fuente      GOME C.M.P.S.A
--------------------------------------------------------------------------------

5.3.3 Por residuos solidos

           Proyecto No 12

--------------------------------------------------------------------------------
           PROYECTO        MANEJO Y DISPOSICION DE LAS ESCORIAS DE COBRE Y
                                               PLOMO
--------------------------------------------------------------------------------
           Objetivo    Eliminar la contaminacion del rio Mantaro por sustancias
                       contaminantes y solidos en suspension en las aguas de
                       granulacion de escorias de cobre y plomo.
--------------------------------------------------------------------------------
           Impacto     Contaminacion liquida y solida del rio Mantaro por la
                       descarga de agua contaminada con solidos en suspension
                       y/o iones contaminantes que se producen al momento de la
                       granulacion y transporte de las escorias
--------------------------------------------------------------------------------
           Mitigacion  Se instalaran 2 desaguadores rotatorios tipo IBA, sistemas nuevos de granulacion, recirculacion de agua de
                       granulacion y transporte.
                       Con esta implementacion se eliminara la evacuacion de las
                       aguas de granulacion y se evitaran las perdida de
                       escorias al rio Mantaro.
--------------------------------------------------------------------------------
           Cronograma  Ano 1997 a 1999, Fabricacion de equipos separacion
           de          solido/liquido.
           ejecucion   Adquisicion de equipos adicionales e instalacion del
                       sistema de separacion y recirculacion, nuevo sistema
                       de transporte.
--------------------------------------------------------------------------------
           Monto de    Ano 1997 US$ 850 000
           inversion   Ano 1998 US$ 3,36 Millones
                       Ano 1999 US$ 2,29 Millones
                       Total    US$ 6,50 Millones
--------------------------------------------------------------------------------
           Fuentes     Consultora : RESCAN PERU S.A.
--------------------------------------------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo V                    Pag 151
----------------------------------------------------------------------------


           Proyecto No 13

--------------------------------------------------------------------------------
           PROYECTO      ABANDONO DEL DEPOSITO DE ESCORIAS DE COBRE Y PLOMO
--------------------------------------------------------------------------------
           Objetivo    Evaluar la estabilidad de los depositos de Huanchan,
                       capacidad de almacenamiento remanente y establecer las
                       obras requeridas para mitigar o eliminar los impactos
                       ambientales
--------------------------------------------------------------------------------
           Impacto     Estabilidad estatica y dinamica de los depositos
                       Arrastre de particulas y disoluciones quimicas por
                       aguas de escorrentia y de filtracion
--------------------------------------------------------------------------------
           Mitigacion  Obras de infraestructura; canales de coronacion, muro de confinamiento y obras de captacion
                       Implementacion de un plan de almacenamiento respetando
                       la altura y taludes
                       Restauracion del area del deposito y construccion de
                       nuevo deposito
--------------------------------------------------------------------------------
           Cronograma  Anos 1 997 al 2 002
           de
           ejecucion
--------------------------------------------------------------------------------
           Monto de    US$ 7,75 Millones
           inversion
--------------------------------------------------------------------------------
           Fuente      Consultora: RESCAN PERU S.A.
--------------------------------------------------------------------------------

           Proyecto No 14

--------------------------------------------------------------------------------
           PROYECTO          DEPOSITO DE TRIOXIDO DE ARSENICO, ABANDONO
                           DEL DEPOSITO DE MALPASO, CIERRE DEL DEPOSITO
                                DE VADO Y NUEVO DEPOSITO EN VADO
--------------------------------------------------------------------------------
           Objetivo    Mingar en forma integral la contaminacion ambiental
                       ocasionada por los depositos de trioxido de arsenico de
                       Malpaso y Vado, preparar para el cierre de los depositos
                       y la construccion de un nuevo deposito con tecnologia de
                       avanzada y que se ajuste a las normas de control
                       ambiental
--------------------------------------------------------------------------------
           Impacto     Los depositos de Malpaso y Vado en actual uso, que fueron
                       construidos bajo los estandares de aquella epoca,
                       contaminan el aire atmosferico por erosion eolica y el
                       rio Mantaro por percolacion del agua en epoca de lluvias
--------------------------------------------------------------------------------
           Mitigacion  Consiste de un sistema compuesto de forrado de fondo de los depositos, una cubierta compuesta y un sistema de
                       deteccion y monitoreo de lixiviado, disenados para
                       controlar la liberacion de contaminantes en el medio
                       ambiente y control del potencial de exposicion del
                       publico. El area de los antiguos depositos quedara al
                       final de los trabajos de una apariencia natural, similar
                       al de su entorno.
                       La calidad de aire del medio ambiente como del agua que
                       discurre al rio Mantaro, estaran acorde a los niveles
                       maximos permisibles establecidos por el Ministerio de
                       Energia y Minas.
--------------------------------------------------------------------------------
           Cronograma  Anos 1 997 al 2 001
           de
           ejecucion
--------------------------------------------------------------------------------
           Monto de    US$ 10,70 Millones
           inversion
--------------------------------------------------------------------------------
           Fuentes     Consultora : A.D.I. INTERNATIONAL INC
--------------------------------------------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo V                    Pag 152
----------------------------------------------------------------------------

       Proyecto No 15

--------------------------------------------------------------------------------
       PROYECTO                      FERRITAS DE ZINC
--------------------------------------------------------------------------------
       El presente proyecto se refiere a las ferritas de zinc almacenadas en un lugar conocido como Huanchan distante a 3 km. del complejo metalurgico de La Oroya segun diagrama No 4.1.3/1.
       El tonelage de los residuos alli almacenados es de 1 242 739 t valorizados aproximadamente en US $ 230 millones en sus contenidos metalicos de Zn, Ag, Cd, Cu.
       El proyecto esta en marcado dentro de dos escenarios:
       Escenario No 1   Ampliacion de los depositos tres y cuatro y abandono
                        tecnico de los cuatro depositos
       Escenario No 2   Factibilidad tecnica - economica de procesamiento de
                        las ferritas de zinc.

                                     Escenario No 1
--------------------------------------------------------------------------------
       Objetivo    Abandono tecnico de los depositos conteniendo ferritas de
                   zinc
--------------------------------------------------------------------------------
       Impacto Contaminacion del rio Mantaro con descargas de soluciones diluidas de sulfato de Zn, Cd, Fe, etc. de los depositos.
                   Las ferritas de zinc (Fe(2)O(3)ZnO) estan constituidas por compuestos insolubles de hierro y sales solubles de diferentes metales, los cuales son bombeados de la refineria de zinc en forma de pulpas.
                   Contaminacion atmosferica con polvos por accion eolica. Contaminacion del rio Mantaro por riesgo de deslizamiento de taludes ante un fenomeno sismico.
--------------------------------------------------------------------------------
       Mitigacion  Esta se hara por etapas:
                   1. -Reforzamiento de los taludes de los cuatro depositos
                   2. -Obras de infraestructura; canales de coronacion;
                      muro de confinamiento y obras de captacion
                   3. -Canalizacion del efluente descargado hacia la planta
                      de tratamiento de efluentes industriales
                   4. -Impermeabilizacion de los depositos y eliminacion de
                      las soluciones de la lixiviacion de sulfatos y material
                      particulado
                   Resultados de la mitigacion:
                   Eliminar el riesgo de contingencias ante un fenomeno
                   sismico, descargar efluentes liquidos al rio Mantaro con niveles de acuerdo a loa limites maximos permisibles. Componente. conc.(mg/l) Niv.max.permisibles(mg/l) R.S.No 11-96
                      As       < 0,01                    1,00
                      Cd       < 0,01
                      Fe       < 0,02                    2,00
                      Pb       < 0,01                    0,40
                      Mn         0,44
                      Cu       < 0,01                    1,00
                      Zn         0,06                    3,00
                      Solid tot.
                      (kg/h)     7,19                   50,00
--------------------------------------------------------------------------------
       Cronograma de  Ano 1997 al 2002
       ejecucion
--------------------------------------------------------------------------------
       Monto de       Anos 1997 y 1998     : US $ 1,00 Millones
       inversion      Ano 1999, 2000 y 2001: US $ 3,60 Millones
                      Ano 2002             : US $ 1,00 Millones
                      Total                : US $ 5,60 Millones
--------------------------------------------------------------------------------
       Fuente         Consultora: RESCAN PERU S.A.; ECOLAB S.R.L.

                         -----------------------------------------------------
                         Post-it Fax Note    7671     Date 26.9.97  # of   2
                                                                    pages
                         -----------------------------------------------------
                         To  Craig Galli              From  Dr. Jorge Geutierrez
                         -----------------------------------------------------
                         Co/Dept.                     Co.
                         -----------------------------------------------------
                         Phone #                      Phone # 4421320
                         -----------------------------------------------------
                         Fax # 80155366111            Fax # 4216481
                         -----------------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA        Capitulo V                  Pag 153.
--------------------------------------------------------------------------------

                                 Escenario No 2
--------------------------------------------------------------------------------
            o Factibilidad tecnico - economico de procesamiento de las ferritas de zinc.
--------------------------------------------------------------------------------
Objetivo Eliminar la contaminacion por efluentes liquidos, por polvos y por riesgo sismico.

            Recuperar el Zn, Cd y Ag de las ferritas de cinc que actualmente son 1 242 797 t equivalentes a US $230,00 Millones
--------------------------------------------------------------------------------
Impacto Contaminacion del aire por polvos ocasionados durante el tratamiento y contaminacion del rio Mantaro por efluentes liquidos.

            Impacto sobro los suelos luego de finalizar el procesamiento de los residuos
--------------------------------------------------------------------------------
Mitigacion                          Alternativas tecnologicas
            --------------------------------------------------------------------
            Tecnologia        Proceso               Inversion           Costo de
                                                                          trat.
                                                  US $ Millones          US $/t
                                                                          Res.
            --------------------------------------------------------------------
              AUSMELT     Lanza sumergida              80,00              88,00
                          (Proceso nuevo)    Cap. Pta: 175 000 t/ano
            --------------------------------------------------------------------
               LURGI      Waclz                        54,00             100,00
                          Proceso conocido   Cap. Pta: 60 000 t/ano
            --------------------------------------------------------------------
            Lixiviacion presurizada de concentrados

            Esta tecnologia como alternativa consiste en reemplazar los tres tostadores de cama fluida (FBR) y el tostador de lecho turbulento
            (TLR) por una planta de lixiviacion a presion en autoclaves, para tratar directamente los concentrados de zinc (sphalerito) a traves de la tecnologia de lixiviacion a presion (SHERRIT). Esta planta de lixiviacion, para una produccion de 70 000 t.p.a. de zinc refinado tiene un costo de US $ 40 millones, comparado con el costo de un nuevo TLR y su respectiva planta de acido sulfurico que es del orden de los US $ 52,9 millones.

            La tecnologia de lixiviacion a presion permitira en la planta Zileret (Horno Kiln de 5O t do capacidad/ dia) pueda emplearse para procesar exclusivamente las ferritas almacenadas en Huanchan; asi mismo tendra otras ventajas tales como:

            o Se solucionaria el problema de emisiones de gases SO(2) debido a que el azufre se fijaria como azufre elemental, aun cuando es conocido que su mercado es limitado.

            o Permitira contrarrestar el problema del parque automotor para el transporte de acido sulfurico, asi como tambien la capacidad de almacenaje.

--------------------------------------------------------------------------------
Fuente      Consultoras :AUSMELT LIMITED.
                        :BOART LONGYEAR S.A.
                        :KILBORN, SNC. LAVALIN EUROPE
                        :A.D. ZUNKEL CONSULTANTS INC.
--------------------------------------------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA        Capitulo V                  Pag 154.
--------------------------------------------------------------------------------

      5.3.4 Otros (Salud Publica)

            Proyecto No 16

--------------------------------------------------------------------------------
            PROYECTO    TRATAMIENTO DE AGUAS SERVIDAS Y DISPOSICION DE BASURA EN
                        LA OROYA
--------------------------------------------------------------------------------
            Objetivo    Ejecucion de obras, adquisicion e instalacion de equipo
                        para el tratamiento de aguas servidas y deposicion de
                        basura de las zonas de vivienda dependiente de Centromin
                        Peru S.A.
--------------------------------------------------------------------------------
            Impacto     Contaminacion del rio Mantaro al descargar en el, sin
                        tratamiento las aguas servidas de las areas de vivienda.
                        Adicionalmente este rio se contamina al efectuarse la
                        disposicion de basura por no disponer de un relleno
                        sanitario.
--------------------------------------------------------------------------------
            Mitigacion  Instalacion de dos planta de tratamiento de aguas servidas, una en Chulec y la otra en Sudete para tener
                        un efluente de solo 30 ppm de DBO y 40 ppm de solidos
                        suspendidos.
                        Disponer de una planta de disposicion final bajo las
                        tecnicas de un relleno sanitario eliminando la
                        contaminacion al rio Mantaro.
--------------------------------------------------------------------------------
            Coronara de Tres anos desde 1 999 al ano 2002
            ejecucion
--------------------------------------------------------------------------------
            Monto de    US $ 3,50 Millones
            inversion
--------------------------------------------------------------------------------
            Fuente      Consultora: AQUA PLAN INGENIERIA S.R.L.
--------------------------------------------------------------------------------

      5.4   Anexos

            Proyecto No 1      Nuevas plantas de Acido Sulfurico

            Proyecto No 2      Eliminacion de gases fugitivos de la planta de
                               coque

            Proyecto No 3      Uso de oxigeno gaseoso en la Planta de
                               Residuos Anodicos

            Proyecto No 4      Area afectada por los humos

            Proyecto No 5      Planta de tratamiento de agua madre de la
                               Refineria de Cobre.

            Proyecto No 6      Sistema de recirculacion del agua de
                               refrigeracion de fundicion.

            Proyecto No 7      Manejo y disposicion de las soluciones acidas
                               del proceso de particion - Refineria de Plata.

            Proyecto No 8      Planta de tratamiento de efluentes liquidos
                               industriales de fundicion y refineria

            Proyecto No 9      Muro de contencion para los lodos de plomo en
                               la Planta Zileret - Division de Zinc

            Proyecto No 10     Recirculacion del agua utilizada en la
                               granulacion de speiss del horno de espumaje -
                               Fundicion de Plomo.

            Proyecto No 11     Nuevo sistema de lavado de anodos - Refineria
                               de Zinc.

            Proyecto No 12     Manejo y disposicion de las escorias de cobre y
                               plomo

            Proyecto No 13     Abandono del deposito de escorias de Cobre y
                               Plomo.

            Proyecto No 14     Deposito de trioxido de arsenico, Abandono del
                               deposito de Malpaso, cierre del deposito de
                               Vado y nuevo deposito de Vado.

            Proyecto No 15     Ferritas de zinc

            Proyecto No 16     Tratamiento de aguas servidas y disposicion de
                               basura en La Oroya.

PAMA COMPLEJO METALURGICO - LA OROYA        Capitulo V                  Pag 155.
--------------------------------------------------------------------------------

5.4.1 PROYECTO No 1

                        NUEVAS PLANTAS DE ACIDO SULFURICO

1.    OBJETIVOS:

      El proyecto tiene como objetivos fundamentales mitigar los efectos adversos del SO(2) y material particulado contenidos en las emisiones gaseosas generadas por las operaciones del Complejo Metalurgico La Oroya y cumplir la norma de emisiones y de calidad de aire fijada por el M.E.M. segun anexos 1 y 3 de la Resolucion Ministerial No. 315-96 EM/DMM.

2.    EVALUACION DEL IMPACTO

          2.1     Emisiones por las Chimeneas

                  Los gases y polvos generados en los circuitos de fundicion son descargados a la atmosfera a traves de la chimenea principal de 167,5 m de altura, 95 chimeneas secundarias de altura variable y algunos puntos de emisiones fugitivas. Para 1995 los volumenes descargados y los contenidos metalicos fueron como sigue:

--------------------------------------------------------------------------------
                    Por volumen                Nm(3)/seg
--------------------------------------------------------------------------------
           Chimenea principal                   603,59
--------------------------------------------------------------------------------
           Chimenea de fierro                    54,11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Por solidos suspendidos          mg/Nm(3)
--------------------------------------------------------------------------------
           Chimenea principal                   161,05
--------------------------------------------------------------------------------
           Chimenea de fierro                    67,58
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Por contenidos metalicos en mg/Nm(3)
--------------------------------------------------------------------------------
                                   As        Cd       Pb       SO(2)
--------------------------------------------------------------------------------
           Chimenea principal    26,16      2,22    43,14   15 622,89
--------------------------------------------------------------------------------
           Chimenea de fierro    11,53      n.d.     5,42       n.d.
--------------------------------------------------------------------------------

            La mayor emision de gases (816 t de S0(2)/dia) y polvos metalicos (8,4 t/d) al medio ambiente, es la chimenea principal. En 1995 solo se fijo el 11,50% del azufre ingresado al proceso (7,20% como acido sulfurico y 4,30% en escorias, efluentes liquidos, ferritas, etc.).

      2.2   Calidad de Aire

            La evaluacion de la calidad de aire atmosferico en el entorno al Complejo Metalurgico La Oroya, se efectua por monitoreos continuos de SO(2) y particulas suspendidas en las 5 estaciones, descritas ampliamente en los Capitulos 4 y 7.

PAMA COMPLEJO METALURGICO - LA OROYA        Capitulo V                  Pag 156.
--------------------------------------------------------------------------------

      2.3   Balance de Azufre

            Para 1995, el balance de azufre en el Complejo Metalurgico La Oroya, registro las cifras y resultados siguientes:

--------------------------------------------------------------------------------
                   Ingreso                 ton de S              %
--------------------------------------------------------------------------------
            Concentrados de Cobre          78 080,1            41,08
--------------------------------------------------------------------------------
            Concentrados de Plomo          43 282,5            22,77
--------------------------------------------------------------------------------
            Concentrados de Zinc           51 011,7            26,84
--------------------------------------------------------------------------------
            Fundentes para Cobre            9 441,4            4,97
--------------------------------------------------------------------------------
            Fundentes para Plomo            6 934,0            3,65
--------------------------------------------------------------------------------
            Otros (*)                       1 320,0            0,69
--------------------------------------------------------------------------------
            Total ingreso                  190 069,7          100,00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Salidas (fijado)                ton de S      % (respecto al
                                                                 ingreso)
--------------------------------------------------------------------------------
            Acido Sulfurico                   13 681,7             7,20
--------------------------------------------------------------------------------
            Escoria de Cobre                   4 239,3             2,23
--------------------------------------------------------------------------------
            Escoria de Plomo                   1 427,6            0,755
--------------------------------------------------------------------------------
            Concentrados Zn/Ag                  652,0              0,34
--------------------------------------------------------------------------------
            Efluentes liquidos                  551,1              0,20
--------------------------------------------------------------------------------
            Ferritas de Zn                      786,5              0,41
--------------------------------------------------------------------------------
            Polvo de la chimenea principal      300,2              0,16
--------------------------------------------------------------------------------
            Otros (**)                          224,7              0,12
--------------------------------------------------------------------------------
            Total salidas (fijado)             21 863,2           11,50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Perdida en la chimenea y emisiones   168 206,6        88,50
            fugitivas (respec. ingreso)
--------------------------------------------------------------------------------

            El Diagrama No. 1 muestra el manejo de gases, polvos y las estaciones de muestreo dentro de la fundicion.

3.    ALTERNATIVAS PARA LA MITIGACION

      3.1   Seleccion del Proceso

            A fin de mitigar el impacto de las emisiones de SO(2) se ha evaluado procesos alternativos para su fijacion (produccion de yeso, de sulfato de amonio, de SO(2) liquido y de azufre elemental) diferentes a la produccion de acido sulfurico.

            Acido Sulfurico

            Se ha optado por la produccion de acido sulfurico como la alternativa mas viable debido a las siguientes razones:

PAMA COMPLEJO METALURGICO - LA OROYA        Capitulo V                  Pag 157.
--------------------------------------------------------------------------------

      o Ofrece una tecnologia convencional probada, conocida y muy difundida.

      o La demanda potencial de acido sulfurico en el corto y mediano plazos, se localiza en el mercado sudamericano.

      o El proyecto conlleva un cambio tecnologico importante en las operaciones y procesos del Complejo Metalurgico La Oroya, que apuntan a lograr una mayor competitividad de la Empresa a nivel internacional.

      o Aproximadamente el 90% de la produccion de azufre en todas sus formas se fija como acido sulfurico o se convierte finalmente en acido sulfurico, del cual, el 60% es usado para la industria de fertilizantes.

      o Un gran numero de productos industriales modernos utilizan acido sulfurico en alguna etapa de su manufactura. El acido sulfurico es un producto de usos multiples pues por su bajo precio se emplea como agente secante, acidificante, hidrolizante, polimerizante, neutralizante, deshidratante, oxidante, absorvente, lixiviante, catalitico y como reactivo en la industria petro-quimico y quimica inorganica.

      o Los creditos por la venta de acido influyen positivamente en el flujo de caja neto de las fundiciones y ocasionalmente podrian compensar parcialmente fluctuaciones negativas en los precios del cobre, plomo y zinc.

      Otros productos alternativos al Acido Sulfurico

      a)    Yeso

            El proceso requiere gases con baja concentracion de SO(2) (de 2 a 3%), lo que haria necesario la dilucion de los gases de alta concentracion que se producen al aplicar nuevas tecnologias de fundicion. Se preve ademas la produccion de una gran cantidad de yeso con minimo o cero aporte a los ingresos de las fundiciones debido a las limitaciones existentes en el mercado.

      b)    Sulfato de Amonio (Proceso Marino)

            Tecnicamente es posible producir este material fertilizante nitrogenado de gran demanda en las zonas agricolas del valle del Mantaro, Tarma y Chanchamayo, proximas a La Oroya. Sin embargo no existen en las cercanias plantas productoras de amoniaco en gran escala, lo que haria necesario traerlo de lugares alejados, lo que encareceria el precio del producto.

      c)    Azufre Elemental

            El proceso requiere gases con concentracion de SO(2) entre 75 a 80%, uso de oxigeno y grandes cantidades de coque o combustibles hidrocarbonados. Ademas tiene alto costo energetico y por ser un producto facilmente inflamable exige medidas de seguridad especiales para evitar incendios.

PAMA COMPLEJO METALURGICO - LA OROYA        Capitulo V                  Pag 158.
--------------------------------------------------------------------------------

      d)    SO(2) liquido

            Igualmente requiere de concentraciones altas de SO(2) en los gases (sobre el 60%), su transporte en tanques presurizados es costoso y el mercado es muy restringido.

      3.2.  Mercado para el Acido Sulfurico:

            Consumo en Centromin Peru S.A.

            El consumo interno de acido sulfurico es de 16 100 t/ano.

            Mercado Nacional

            Centromin Peru S.A. suministra al mercado nacional 20 000 t/ano de H(2)S0(4) de 98,5% y 6 800 t/ano de oleum con 24% de SO(3) libre.

            Mercado Potencial en Chile

            El mercado potencial para el acido sulfurico que produciria el Complejo Metalurgico La Oroya, se concentra en la actividad minera del norte de Chile tanto por su ubicacion, como por el gran volumen de la demanda. El incremento de la demanda se origina por la futura explotacion via lixiviacion acida de grandes yacimientos de minerales oxidados de alta ley encadenada al proceso de SX-EW de bajo costo operativo y simple manejo y control ambientales.

            Los analisis del mercado de acido sulfurico realizados por la Comision Chilena del Cobre (Cochilco), a partir de 1997, el mercado chileno tendria un deficit anual de 1 200,000 t de acido y se estima que para los anos 1 998 - 2 000 la demanda anual bordearia las 4 300,000 de t, teniendo en consideracion la entrada en operacion de importantes proyectos de lixiviacion tales como: Zaldivar, El Abra, Rodomiro Tomic, Collahuasi (demanda 200 000 t/a de acido), Tesoro y Leonor (demanda 100 000 t/a de acido), Lomas y Bayas (demanda 100 000 t/a de acidos), Damiana de la Div. El Salvador (demanda 275 000 t/a de acido), Vanadio y Andacollo (demanda 140 000 t/a de acido) entre otros. (Revista Mineria Chile No. 169 de julio de 1995).

            Mercado Potencial en el Peru

            La politica que impulsa el Gobierno en favor de la industria y la privatizacion, hacen prever el desarrollo a mediano plazo de la industria de fertilizantes luego de la privatizacion de los yacimientos de roca fosforica en Bayovar, industria que constituira un nuevo mercado para el acido sulfurico.

            Por otra parte, en los proximos diez anos en el Peru se estima entraran en produccion yacimientos de cobre que consumiran acido sulfurico tales como: Toromocho, Antamina, La Granja, Cyprus, Cerro Verde y Magma Copper Tintaya incrementara su reserva de minerales oxidados de Cu de 14B de libras en 1 996 a 24B de lb para el ano 2 000 conviritendose en un gran consumidor de acido (E&MJ enero 1 996 "Magma puts the pedal to the metal").

PAMA COMPLEJO METALURGICO - LA OROYA        Capitulo V               Pag 159.
-----------------------------------------------------------------------------

      3.3   Del Proyecto

            3.3.1 Introduccion

                  La capacidad de la plantas de acido sulfurico esta estimada sobre la base de una produccion anual de 70 000 t/Cu, 100 000 t/Pb y 70 000 t/Zn refinados.

                  Este proyecto esta basado en las consideraciones emitidas por el estudio de prefactibilidad desarrollado por Kilborn SNC-Lavalin Europ "Offgas and dust collection prefeasibility study of the environmental aspects of copper, zinc and lead smelter of La Oroya".

                  Modernizacion con nuevas tecnologias

                  El proyecto exige la ejecucion de una etapa previa de modernizacion de los tres circuitos cuyo detalle se condensa como sigue:

                  a)    En Fundicion de Cobre

                        Un nuevo tostador para concentrados sucios ubicado sobre el reverbero oxyfuel en reemplazo de los ocho existentes, un secador y convertidor modificado El Teniente, seleccionado por su flexibilidad y versatilidad para adecuarse a diferentes condiciones de operacion y diversas caracteristicas mineralogicas de los concentrados, bajo costo de inversion, equipo de alta productividad, bajo costo de operacion y alto contenido de SO(2) en los gases generados.

                        El ingreso de azufre y la concentracion de SO(2) en las emisiones gaseosas obtenidas luego de la modernizacion serian: Azufre procesado, 79 283 t/a (equivalentes a 235 000 t/a de acido sulfurico).

                        Concentracion de SO(2) de 4,9% (del reverbero oxy-fuel y nuevo tostador).

                        Concentracion de SO(2) de 12 a 16% (de los convertidores PS y CMT).

                  b)    En Fundicion de Plomo

                        Una linea de proceso Ausmelt en reemplazo de las actuales plantas de aglomeracion y hornos de plomo, que permitira procesar directamente los concentrados y materiales secundarios de plomo con ingreso de azufre de 45 693 t/a (equivalentes a 135 000 t/a de acido sulfurico), y salida de gases con una concentracion de SO(2) entre 10 a 15%

                  c)    En el Circuitode Zinc

                        Instalacion de un nuevo tostador de lecho turbulento (T.L.R.) en reemplazo del actual T.L.R. y los 3 tostadores de cama fluida (F.B.R.) existentes, lo que permitiria un ingreso de azufre de 45 693 t/a (equivalente a 135 000 t/a de acido sulfurico) y salida de gases con una concentracion de 6% de SO(2).

PAMA COMPLEJO METALURGICO - LA OROYA        Capitulo V                  Pag 160.
--------------------------------------------------------------------------------

            3.3.2 Descripcion del Proyecto y Ubicacion de las Instalaciones

                  El proyecto incluye la instalacion de dos nuevas plantas para produccion de acido sulfurico de doble absorcion y doble contacto para optimizar la conversion de SO(2) a SO(3). Estas unidades deben operar con una eficiencia minima de 95% y deben fijar como minimo el 83% del S0(2) generado en los tres circuitos.

                  a) Planta de Acido Sulfurico No. 1 con capacidad de 235 000 t/ano (Circuito de Cobre)

                        Incluye una infraestructura industrial para producir 235 000 t/a de acido sulfurico procesando los gases generados en la Fundicion de Cobre (convertidores PS, convertidor modificado El Teniente, nuevo tostador para concentrados sucios y actual reverbero oxy-fuel).

                        Los gases de los convertidores PS y CMT luego de ser captados por las campanas colectoras, se conducen a las camaras de enfriamiento evaporativo (una por cada convertidor) desde donde mediante un ducto de alta velocidad ingresan al precipitador electrostatico caliente para recuperar los polvos y desde aqui pasar al sistema de lavado de gases para remover el arsenico y otras impurezas por medio de una torre de lavado por acido al 50%, scrubbers, ciclones, torre de enfriamiento y etapas de precipitacion electrostatica humeda (proceso Boliden). Los efluentes liquidos (acido gastado con arsenico y otras impurezas), seran neutralizados en una planta de tratamiento y los polvos recuperados recircularan al circuito de plomo.

                        Los gases originados en el nuevo tostador de concentrados sucios y los del reverbero oxy-fuel luego de pasar por una caldera de recuperacion de calor siguen su tratamiento segun el proceso Boliden.

                        Los gases libres ya de polvo e impurezas se alimentan en operacion normal a la planta de acido sulfurico pudiendo desviarse la corriente gaseosa hacia la chimenea principal en caso de mal funcionamiento de la planta de acido y/o emergencias.

                  b) Planta de Acido Sulfurico No. 2 con capacidad de 270 000 t/ano (Circuito de Plomo/Circuito de Zinc)

                        Incluye una infraestructura industrial para producir 270 000 t/a de acido sulfurico que procesara los gases provenientes de la fundicion de plomo (reactor Ausmelt) y del circuito de Zinc (nuevo T.L.R.).

                        Los gases provenientes del reactor Ausmelt seguiran el tratamiento descrito para los gases de cobre. Los gases del tostador T.L.R. para concentrados de zinc luego de pasar por una caldera de recuperacion de calor se alimentan a los ciclones, al precipitador electrostatico caliente, al sistema de lavado, a los precipitadores electrostaticos humedos y torres de secado, para finalmente ingresar a la planta de acido.

PAMA COMPLEJO METALURGICO - LA OROYA        Capitulo V                  Pag 161.
--------------------------------------------------------------------------------

                        Los modulos de acido sulfurico estaran ubicados preferentemente en areas muy proximas a las plantas generadoras de SO(2). Asi, la planta de acido No. 1 se construira en el area adyacente al reverbero oxy-fuel y convertidores y la planta de acido No. 2 se construira en el area adyacente a la planta de acido existente.

4.    RESULTADOS DE LA MITIGACION

      4.1   Nuevas Emisiones por la Chimenea

            Como resultado de la implementacion de nuevas tecnologias y de las nuevas plantas de acido el balance de azufre en el complejo metalurgico de La Oroya preve una fijacion de 89,35% del azufre ingresado a los procesos, como sigue:

--------------------------------------------------------------------------------
                     Ingreso                 ton de S         %
--------------------------------------------------------------------------------
            Concentrados de Cobre          85 937           45,65
--------------------------------------------------------------------------------
            Concentrados de Plomo          42 577           22,62
--------------------------------------------------------------------------------
            Concentrados de Zinc           48 012           25,50
--------------------------------------------------------------------------------
            Fundentes para Cobre            5 773            3,07
--------------------------------------------------------------------------------
            Fundentes para Plomo            1 050            0,56
--------------------------------------------------------------------------------
            Otros (*)                       4 912            2,61
--------------------------------------------------------------------------------
            Total ingreso                 188 261          100,00
                                   (515 t/dia de SO(2))
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Salidas (fijado)               ton de S     % (respecto al
                                                           ingreso)
--------------------------------------------------------------------------------
            Acido sulfurico               162 988          86,58
--------------------------------------------------------------------------------
            Escoria de Cobre               2 414            1,28
--------------------------------------------------------------------------------
            Escoria de Plomo                177             0,09
--------------------------------------------------------------------------------
            Concentrados Zn/Ag              522             0,28
--------------------------------------------------------------------------------
            Efluentes liquidos             1 106            0,59
--------------------------------------------------------------------------------
            Bisulfito de Na                  66             0,04
--------------------------------------------------------------------------------
            Otros (*)                       946             0,50
--------------------------------------------------------------------------------
            Total salidas (fijado)        168 219          89,35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Perdida en la chimenea         20 042          10,65
            y emisiones fugitivas   (110 t/dia de SO(2))
            respec. ingreso)
--------------------------------------------------------------------------------

            (*) Esponjas de Fe, escorias de Sb, Polvos Cottrell Central, Tostado, mata soda, speiss.

            (**)  Sulfato de Cu, catodos de Cu, limpiezas, speiss, soda mata.

      4.2   Emision de S02

            Al fijarse 89,3 5% del S que ingresa a procesamiento, el Complejo Metalurgico La Oroya solo descargara a la atmosfera el 10,65% (110 t/d de S02 de 515 t/d de S que ingresa al Complejo), cumpliendo de esta manera con lo dispuesto en el Anexo 1 del R.M. No 315-96-EM/VMM.

PAMA COMPLEJO METALURGICO - LA OROYA        Capitulo V                  Pag 162.
--------------------------------------------------------------------------------

            El Diagrama No 2 presenta el nuevo arreglo de la Fundicion con las innovaciones tecnologicas para modernizacion y nuevas plantas para fabricacion de acido sulfurico.

      4.3   Emision de material particulado

            La emision total de material particulado al medio ambiente estara por debajo de los 100 mg/m3 (As < 25 mg/m3 y Pb < 25 mg/m3) enmarcandose asi en los articulos 3(degrees), 4(degrees) y 5(degrees) de la R.M. No 315-96-EM/VMM.

      4.4   Calidad del aire

            La concentracion de anhidrido sulfuroso diaria en el medio ambiente sera menor a 572 mg/m3.

            Las particulas en suspension estaran por debajo de 350 mg/m3, la concentracion mensual de Pb sera de 1,5 mg/m3 como maximo y la concentracion de arsenico por dia, menor a 6 mg/m3, cumpliendo asi las disposiciones del Anexo 3 de la R.M. No 315-96-EM/VMM.

5.    INVERSIONES Y EJECUCION DEL PROYECTO

      La inversion fija para las nuevas Plantas de Acido se estima como sigue:

--------------------------------------------------------------------------------
      PLANTA DE ACIDO No 1 (Circuito de Cobre)               41,2 MM US$

      Capacidad: 235 000 t/ano
--------------------------------------------------------------------------------
      PLANTA DE ACIDO No 2 (Circuitos de Plomo y Zinc)       48,8 MM US$

      Capacidad: 270 000 t/ano
--------------------------------------------------------------------------------

      Fuente: SC Fenco-Monsanto Acid Plant.

      Las inversiones para los nuevos ductos de convertidores y reverberos y sistemas de enfriamiento de gases y precipitadores de polvos estan incluidos en el cronograma de inversiones de continuidad operativa, mejora de procesos y cambio tecnologico en forma separada o dentro de la inversion del nuevo equipo.

      Estas inversiones no incluyen los costos relacionados a la instalacion de los depositos para almacenamiento y medios de transporte del acido sulfurico.

      Se estima que se requerira 12 meses, para la construccion de cada Modulo para la produccion de acido sulfurico proyectandose su ejecucion como sigue:

--------------------------------------------------------------------------------
                      ACTIVIDAD                              ANO
--------------------------------------------------------------------------------
       Planta de Acido No 1 (Circuito de Cobre)            2 003
--------------------------------------------------------------------------------
       Planta de Acido No 2 (circuito de Plomo y Zinc)     2 005
--------------------------------------------------------------------------------

                                                                        Pag 163.

                          COMPLEJO METALURGICO LA OROYA
         Diagrama No 1 MANEJO DE GASES Y MATERIAL PARTICULADO (POLVOS)

                                [GRAPHIC OMITTED]

                                                                        Pag 164.

                                  DIAGRAMA N0 2
                          COMPLEJO METALURGICO LA OROYA
            MODULOS PARA LA PRODUCCION DE ACIDO SULFURICO - (TM/ANO)

--------------------------------------------------------------------------------
                  NIVELES DE CAPACIDADES ACTUALES DE PRODUCCION
--------------------------------------------------------------------------------
            Zinc: 70 000 t de zinc refinado/ano
            Plomo:100 000 t de plomo refinado/ano
            Cobre: 70 000 t de cobre refinado/ano
--------------------------------------------------------------------------------

----------------------
  Circuito de Cobre
----------------------

                  79 283
                  t de S

----------------------
   Modulo de Acido
  Sulfurico de Cobre
----------------------

     235 000
  t de H(2)S0(4)
   (M$ 41 200)


----------------------                           ----------------------
  Circuito de Plomo                                 Circuito de Zinc
----------------------                           ----------------------

45 693 t de S                                            45693 t de S
(135 kt de acido)                                    (135 kt de acido)
(M$ 22 500)                                            (M$ 26 300)


                             ----------------------
                                 Modulo de Acido
                              Sulfurico Plomo-Zinc
                             ----------------------

                                    270 000
                                 t de H(2)S0(4)
                                  (M$ 48 800)
--------------------------------------------------------------------------------

                                                                         Pag 165

                                  DIAGRAMA No 3
                          COMPLEJO METALURGICO LA OROYA
         ARREGLO GENERAL DE LA FUNDICION DE COBRE CON NUEVAS TECNOLOGIAS
                             Y NUEVA PLANTA DE ACIDO

                                [GRAPHIC OMITTED]

           ARREGLO GENERAL DE LA FUNDICION DE PLOMO Y CIRCUITO DE ZINC
                 CON NUEVAS TECNOLOGIAS Y NUEVA PLANTA DE ACIDO

                                [GRAPHIC OMITTED]

                                                                         Pag 166

                                   TABLA No 1
                         COMPLEJO METALURGICO LA OROYA
        BALANCE DE AZUFRE CIRCUITO DE COBRE - CON PROYECTOS AL ANO 2 006
          (Condicion de capacidad actual: 70 000 t de Cu refinado/ano)
           (30% de Concentrados Sucios y 70% de Concentrados Limpios)

------------------------------------------------------------------------------------------------------------
                                                                       CON PROYECTOS AL ANO 2 005
                                                        ----------------------------------------------------
TRATADO CIRCUITO DE COBRE                                      t          %S      t Azufre    % Distribucion
------------------------------------------------------------------------------------------------------------
- Minerales y Concentrados Centromin Peru S.A.              127 600        32,8      41 853       45,3%
- Minerales y Concentrados Comprados                        155 547        28,3      44 084       47,8%
- Fundentes                                                  71 266         8,1       5 773        6,3%
- Miscelaneos (esponja de fierro)                             3 952         4,6         182        0,2%
- Transferencias (mata de soda, speiss, etc.)                 7 100         4,6         327        0,4%
SUB-TOTAL                                                   365 466        25,2      92 218       99,9%
- Combustible Bunker 6                                        9 158         1,0          92        0,1%
------------------------------------------------------------------------------------------------------------
TOTAL NUEVO RECIBIDO                                        374 623        24,6      92 310      100,0%
------------------------------------------------------------------------------------------------------------
Inventario inicial                                                0         0,0           0
-------------------------------------------------------------------------------------------
TOTAL NUEVO DISPONIBLE                                      374 623        24,6      92 310
-------------------------------------------------------------------------------------------
Inventario final                                                  0         0,0           0
------------------------------------------------------------------------------------------------------------
TRATADO                                                     374 623        24,6      92 310      100,0%
------------------------------------------------------------------------------------------------------------
AZUFRE NO FIJADO (evacuado al ambiente)                                              13 027       14,1%
AZUFRE FIJADO (acido sulf., en escorias, etc.)                                       79 283       85,9%
------------------------------------------------------------------------------------------------------------

DETALLE DE AZUFRE NO FIJADO (EMISIONES)
Gases de tostacion, horno oxy-fuel y convertidores P.S.                               9 817       10,6%
Gases del Convertidor El Teniente y Pta de Acido                                      3 210        3,5%
------------------------------------------------------------------------------------------------------------
SUB-TOTAL                                                                            13 027       14,1%
------------------------------------------------------------------------------------------------------------

DETALLE DE AZUFRE FIJADO
Acido sulfurico (*)                                         235 757                  75 806       82,1%
Escorias de reverberos                                      221 025        1,09       2 414        2,6%
Canal central - Agua granulacion - Bled off (yeso)        6 406 965       0,009         591        0,6%
Sulfato de cobre                                              3 675        12,8         472        0,5%
Catodos de cobre                                             70 000      0,0005         0,4        0,0%
------------------------------------------------------------------------------------------------------------
SUB-TOTAL                                                                            79 283       85,9%
------------------------------------------------------------------------------------------------------------
TOTAL                                                                                92 310      100,0%
------------------------------------------------------------------------------------------------------------

(*) El tonelaje de azufre fijado considera la eficiencia de 95% de la Pta de Acido y el 5% restante, esta considerado en las emisiones.

                                                                       70KT30-70

                                                                         Pag 167

                                   TABLA No 2
                         COMPLEJO METALURGICO LA OROYA
         BALANCE AZUFRE CIRCUITO DE PLOMO - CON PROYECTOS AL ANO 2 006
         A Niveles de Capacidad Actual: 100 000 t/ano de Plomo Refinado

-----------------------------------------------------------------------------------------------------
                                                            CON PROYECTOS AL ANO 2 006
                                                  ---------------------------------------------------
TRATADO CIRCUITO DE PLOMO                                 t       %S     t Azufre    % Distribucion
-----------------------------------------------------------------------------------------------------
- Minerales y Concentrados Centromin Peru S.A.         159 237     24,0    38 185          79,7%
- Minerales y Concentrados Comprados                    19 350     22,7     4 392           9,2%
- Fundentes                                             61 052      1,7     1 050           2,2%
- Miscelaneos (esponja de fierro)                        3 096      2,8        87           0,2%
- Transferencias (escoria Sb, PCCT, etc.)               30 171     14,0     4 224           8,8%
-----------------------------------------------------------------------------------------------------
TOTAL NUEVO RECIBIDO                                   272 906     17,6    47 938         100,0%
-----------------------------------------------------------------------------------------------------
Inventario inicial                                           0      0,0         0
---------------------------------------------------------------------------------
TOTAL NUEVO DISPONIBLE                                 272 906     17,6    47 938
---------------------------------------------------------------------------------
Inventario final                                             0       0,0        0
-----------------------------------------------------------------------------------------------------
TRATADO                                                272 906     17,6    47 938         100,0%
-----------------------------------------------------------------------------------------------------
AZUFRE NO FIJADO (evacuado al ambiente)                                     3 508           7,3%
AZUFRE FIJADO (acido sulf., en escorias, etc.)                             44 430          92,7%
-----------------------------------------------------------------------------------------------------

DETALLE DE AZUFRE NO FIJADO
Gases de Horno de Espumaje                                                     85           0,2%
Gases Horno de Esfumado                                                     1 000           2,1%
Gases de Horno de Plomo                                                     2 423           5,1%
-----------------------------------------------------------------------------------------------------
SUB-TOTAL                                                                   3 508           7,3%
-----------------------------------------------------------------------------------------------------

DETALLE DE AZUFRE FIJADO
Acido sulfurico                                        134 552             43 264          90,3%
Escorias de Hornos de Esfumado                         120 182     0,15       177           0,4%
Canal central - Agua granulacion - Bled off (yeso)   5 150 873     0,01       515           1,1%
Speiss                                                   3 500     1,46        51           0,1%
Mata - Soda                                              3 700     6,15       228           0,5%
Limpiezas                                                9 211     2,12       195           0,4%
-----------------------------------------------------------------------------------------------------
SUB-TOTAL                                                                  44 430          92,7%
-----------------------------------------------------------------------------------------------------
TOTAL                                                                      47 938         100,0%
-----------------------------------------------------------------------------------------------------

                                                                         Pag 168

                                   TABLA No 3

                         COMPLEJO METALURGICO LA OROYA

          BALANCE AZUFRE CIRCUITO DE ZINC - CON PROYECTOS AL ANO 2 006

          A Niveles de Capacidad de 70 000 t/ano de Zinc Refinado

-----------------------------------------------------------------------------------------------------
                                                          CON PROYECTOS AL ANO 2 006
                                                  ---------------------------------------------------
TRATADO CIRCUITO DE ZINC                                t           %S     t Azufre    % Distribucion
-----------------------------------------------------------------------------------------------------
- Minerales y Concentrados Centromin Peru S.A.       146 826       32,7    48 012         100,0%
-----------------------------------------------------------------------------------------------------
TOTAL NUEVO RECIBIDO                                 146 826       32,7    48 012         100,0%
-----------------------------------------------------------------------------------------------------
Inventario inicial                                         0        0,0         0
-----------------------------------------------------------------------------------------------------
TOTAL NUEVO DISPONIBLE                               146 826       32,7    48 012
-----------------------------------------------------------------------------------------------------
Inventario final                                           0        0,0         0
-----------------------------------------------------------------------------------------------------
TRATADO                                              146 826       32,7    48 012         100,0%
-----------------------------------------------------------------------------------------------------
AZUFRE NO FIJADO (Emisiones)                                                4 094           8,5%
-----------------------------------------------------------------------------------------------------
AZUFRE FIJADO (acido sulf.. en residous, etc.)                             43 918          91,5%
-----------------------------------------------------------------------------------------------------
DETALLE DE AZUFRE NO FIJADO
-----------------------------------------------------------------------------------------------------
Residuo producido                                     48 916        1,5       739           1,5%
-----------------------------------------------------------------------------------------------------
Calcina Efluentes liquidos                                                    648           1,4%
-----------------------------------------------------------------------------------------------------
Perdidas fugitivas                                                          2 707           5,6%
-----------------------------------------------------------------------------------------------------
SUB-TOTAL                                                                   4 094           8,5%
-----------------------------------------------------------------------------------------------------
DETALLE DE AZUFRE FIJADO
-----------------------------------------------------------------------------------------------------
Acido sulfurico                                      134 756               43 330          90,2%
-----------------------------------------------------------------------------------------------------
Bisulfito de sodio                                                             66           0,1%
-----------------------------------------------------------------------------------------------------
Concentrado Zn/Ag                                      1 939       26,92      522           1,1%
-----------------------------------------------------------------------------------------------------
SUB-TOTAL                                                                  43 918          91,5%
-----------------------------------------------------------------------------------------------------
TOTAL                                                                      48 012         100,0%
-----------------------------------------------------------------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 169.
--------------------------------------------------------------------------------

5.4.2 PROYECTO No 2

              ELIMINACION DE GASES FUGITIVOS DE LA PLANTA DE COQUE

1.    EVALUACION DEL IMPACTO

      1.1 Gases fugitivos de la destilacion del carbon durante las descargas de los hornos de coque

            Actualmente, cuando se abren las compuertas de los hornos para descargar el coque producido y alimentar el carbon, se esta evacuando al ambiente 23 800 m^3/d de gases, producto de la destilacion incompleta del carbon. Anos atras el volumen de estos gases era 32 700 m^3/d.

            La tabla Nro. 1 condensa la informacion operativa de la Planta de
            Coque:

                                   TABLA Nro.1

                                                                                   -------------------------
                                                                                      ANTES        ACTUAL
            ------------------------------------------------------------------------------------------------
            Ciclo de Coquificacion                                         (Horas)      14          19.8
            ------------------------------------------------------------------------------------------------
            Numero de descargas por dia                                                 32            24
            ------------------------------------------------------------------------------------------------
            Rendimiento Neto de Coquificacion                                  (%)      65            66
            ------------------------------------------------------------------------------------------------
            INDICE: Carbon Fijo (CF) en Coque Grueso/t-Carbon Alimentado       (t)    0,550         0,574
            ------------------------------------------------------------------------------------------------
            Produccion: Carbon Fijo (CF) en Coque Grueso/dia                   (t)      77            78
            ------------------------------------------------------------------------------------------------
            Produccion de Cenizas (Ash) en Coque Grueso/dia                    (t)     22,9          9,4
            ------------------------------------------------------------------------------------------------
            EMISION DE GASES FUGITIVOS AL MEDIO AMBIENTE                            1 022x32:       992x24:
                          (Metros cubicos por dia)                                    32 700        23 800
            ------------------------------------------------------------------------------------------------

            Las evaluaciones ambientales realizadas en el techo de los hornos de coque, indican que los gases de la destilacion incompleta del carbon durante el proceso de coquificacion, se diluyen rapidamente en el ambiente. La tabla Nro. 2 registra la composicion de estos gases fugitivos que se presentan durante la descarga de coque y carga de carbon. De igual manera se aprecia que los contaminantes plomo y arsenico, registran concentraciones de 0,018 y 0,012 micrograma/m^3 respectivamente, menores a los niveles maximos permisibles.

                                   TABLA Nro. 2

            --------------------------------------------------------------------------------
              VOLUMEN Y COMPOSICION DE LOS GASES EN EL TECHO DE LAS BATERIAS EN DESCARGAS
            --------------------------------------------------------------------------------
                                Volumen (m^3/d)          23 800        O(2)  (%)     16,6
                            ----------------------------------------------------------------
                 GASES              CH(4) (%)             12,0         H(2)  (%)     10,6
                            ----------------------------------------------------------------
               DESTILADOS         C(2)H(6) (%)             3,1        H(2)S  (%)       0
                            ----------------------------------------------------------------
                  DEL             C(3)H(8) (%)              0           CO   (%)      4,0
                            ----------------------------------------------------------------
                CARBON       Plomo (micrograma/m^3)       0,018        N(2)  (%)     53,7
                            ----------------------------------------------------------------
                             Arsenico(micrograma/m^3)     0,012       CO(2)  (%)       0
            --------------------------------------------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 170.
--------------------------------------------------------------------------------

      1.2   Deshecho de gases producto de la combustion

            Conocidos como "gases quemados". Se evacuan al medio ambiente por las chimeneas de la Planta (una por cada bateria). Estos gases son producto del proceso de la combustion de los gases de la destilacion del carbon y el aire precalentado en las mismas baterias. Se aprecia su composicion y analisis en la tabla Nro.3

                                   TABLA Nro.3

      --------------------------------------------------------------------------
      EMISIONES DE GAS POR CHIMENEAS     Analisis de los gases de deshecho (%)
                                       -----------------------------------------
            10,48 Nm^3/seg               SO(2)         CO(2)          0(2)   CO
      --------------------------------------------------------------------------
            BATERIA "A"                  0,8           1,3            16,9   0,0
      --------------------------------------------------------------------------
            BATERIA "B"                  0,9           2,2            15,4   0,0
      --------------------------------------------------------------------------

      1.3   Reciclado de los gases de destilacion del carbon

            En el proceso de coquificacion, el carbon es sometido a temperaturas de 1350 (degrees)C aproximadamente en un ambiente libre de oxigeno, donde los compuestos volatiles pasan a la fase gaseosa. A estas altas temperaturas, la fase gaseosa, producto de la destilacion del carbon esta formada por hidrocarburos. Este fluido pasa por colectores y lavadores de gases, en donde con ayuda de agua se separa del alquitran dejandolo limpio, lo que a una temperatura final de 45 (degrees)C se inyecta a los quemadores de los hornos para ser usado como combustible gaseoso mezclado con el aire precalentado.

            Los gases producidos en el proceso de coquificacion estan constituidos principalmente de hidrogeno y metano, ademas de nitrogeno, propany y sulfuro de hidregeno en menor cantidad. Es necesario senalar que, el grupo de los fenoles e hidrocarburos pesados van a formar el alquitran de hulla el cual es transportado hasta los hornos de reverbero de la Fundicion de Cobre para ser usado como combustible.

            La composicion tipica de los gases de la destilacion del carbon que se recicla a los mismos hornos de coque, se registra en la siguiente tabla Nro. 4:

                                  TABLA Nro. 4
                    (Porcentaje en volumen del gas reciclado)

      --------------------------------------------------------------------------
       H(2)   CH(4)   N(2)   C(2)H(6)  CO(2)   H(2)S   O(2)    C(3)H(8)    CO
      --------------------------------------------------------------------------
       55,9   19,7    13,6     3,6      1,4     0,8     0,6       1,5     2,9
      --------------------------------------------------------------------------

2.    ALTERNATIVAS DE MITIGACION

      Los hornos Curran Knowles de coquificacion en Centromin, son hornos de tipo convencional con recuperacion de subproductos, diseno que en los EE.UU. de N.A. funciona desde el ano 1941. En estos hornos el carbon se carga y acomoda sobre el piso refractario a lo largo y ancho de cada horno para formar una carga de 2,45 mx 9,75 m con alturas hasta de 0,32 m.

      La produccion de coque metalurgico en la Fundicion de Plomo data desde el ano 1944. Existe escasez de carbon nacional de calidad bituminoso coquificable y aglomerable para

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 171.
--------------------------------------------------------------------------------

      producir coque poroso, resistente, con buen poder calorifico y con el menor contenido de cenizas para usarse como combustible y reductor con sinter de plomo en las columnas de los hornos de manga de la fundicion.

      Hasta fines del ano 1971, se estuvo utilizando carbon nacional (Goyllar) con alto contenido de cenizas (20%), el cual con un ciclo de coquificacion muy corto (14 horas/horno), producia casi 33 000 m^3/d de gases de destilacion de carbon, cuya descarga al medio ambiente era muy procupante.

      Desde 1988 se procesaron carbones de Colombia mezclados con el carbon Goyllar hasta mayo de 1993. El carbon nacional degeneraba la calidad de produccion de coque a la vez que no permitia mitigar la descarga de gases destilados al medio ambiente.

      Con el carbon Prodeco de Colombia; cuya composicion promedio es de 23%:MV, 69%:CF y 8% de-cenizas; se impulsa desde 1988 el aumento de la capacidad de produccion de la Planta de Coque y la disminucion de fuga de gases destilados al ambiente durante las descargas.

      Este Proyecto tiene como objectivo principal mitigar la emanacion de gases fugitivos y polvos que se generan en los hornos de coquificacion en los momentos de las descargas de coque producido. Las condiciones operativas al presente se grafica en el diagrama siguiente:

                               [GRAPHIC OMITTED]

      Como medidas de mitigacion para la Planta de Coque, en cuanto a la emanacion de gases fugitivos producto de la destilacion del carbon, se plantean las siguientes alternativas:

      2.1.  Alternativa seleccionada

            2.1.1. Operar los hornos con ciclos de coquificacion de 24 o 26 horas.

                    Tomando en cuenta el posicionamiento y la dependencia del mercado de coque metalurgico en el futuro, se propone mitigar el problema de los gases fugitivos mencionado, operando los hornos de coquificacion con ciclos de 24 a 26 horas, supliendo la diferencia de cantidad de coque mediante la importacion del mismo.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 172.
--------------------------------------------------------------------------------

                    El carbon alimentado (actualmente 5,6 t/horno), cumple su proceso de coquificacion empezando desde el secado, plasticidad, hinchamiento, sigue la grafitacion a formacion de coque y la contraccion del mismo, de aspecto poroso, estable, duro. aglomerado y resistente para su trabajo en las columnas de los hornos de manga conjuntamente con el sinter.

                    Normalmente este proceso de coquificacion debe desarrollarse en un tiempo minimo de 24 o 26 horas a fin de completar su ciclo. Al tomarse menos tiempo, como se hace actualmente, con 18 o 20 horas (antes 14), se esta permitiendo a que los gases y volatiles del proceso que aun permanecen en el horno, se expandan al ambiente al momento de abrir el horno para descargar el coque.

                    Por ello, una de las alternativas para mitigar la evacuacion de gases fugitivos al medio ambiente es aumentar el tiempo de proceso entre 4 y 6 horas, es decir operar con ciclos de 24 o 26 horas. Con esto habra un deficit de coque grueso para los hornos de plomo, por lo que de acuerdo a calculos de consumo, el regimen de adquisicion de carbon y coque anualmente seria:

                   o Compra de 41 000 t de carbon coquificable para producir 27 000 t de coque grueso.

                   o Compra de 8 200 t de coque grueso de coqueria de terceros.

      2.2.  Otras alternativas

            2.2.1.  Instalacion de Sistemas de Ventilacion (SVEL).

                    La instalacion de Sistemas de Ventilacion para captar 23 800 m^3 de gases diariamente, implicaria la instalacion de ducterias de fierro resistente a altas temperaturas (650 (degrees)C), valvulas especiales, scrubber, ventiladora, pozas de sedimentacion, la instalacion de equipos adicionales como tolvas enfriadoras selladas con chorros de agua (quenching car), carros de transporte con encerramientos, sistemas de ducterias con la que se mantendria la produccion actual, con ciclos de 18 a 20 horas y evitar la compra de coque extra. Obviamente, el gran problema de esta alternativa es el costo permanente de mantenimiento de equipos y el poco espacio disponible de la Pta. de Coque.

            2.2.2. Sustituir totalmente la compra de carbon por coque metalurgico

                    En 1985 y 1993 se han evaluado las operaciones de los hornos de plomo con coque de Japon (Mitsubishi) y coque de Colombia (Carbones y Minerales). Los resultados no han sido totalmente satisfactorios; el primero porque el coque fue de calidad siderurgica y el segundo debido a que el valor de compra frente al coque preparado en nuestra Planta, fue mayor en casi US $ 45 por ton. puesto en La Oroya. Sin embargo es posible buscar otros proveedores de coque a fin de "cerrar" la Planta y operar la Fundicion solo con el manejo de la compra de coque de terceros como hace la Empresa Penoles de Mexico, sin embargo ello significaria un costo promedio anual de 7,5 millones de U.S.$ frente al actual de 5,5 milliones de U.S.$ aproximadamente.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 173.
--------------------------------------------------------------------------------

            2.2.3. Plantear a un proveedor de carbon, fabrique coque cerca a La Oroya.

                    Plantea invitar e inducir a terceros, la produccion y suministro de coque dentro de la region, mediante contratos
                    o convenios.

            2.2.4. Construir Coqueria de Punta (Verticales de encerramiento total) sin recuperacion de subproductos.

                    Solicitar la construccion de hornos de diseno vertical con transmision de calor lateral, patentes OTTO HOFMAN o KOPPERS-BECKER de los EE.UU. de N.A o KEMBLA COAL AND COKE de Australia.

      2.3.  Cronograma de ejecucion de la alternativa seleccionada.

            Operar la Planta de Coque con ciclos del proceso de coquificacion de 24 o 26 horas, depende de la disponibilidad de coque para los hornos de manga. Por ello, el cornograma de ejecucion del presente proyecto, esta dirigido principalmente a la compra de coque metalurgico al granel, en base al siguiente programa:

                                  TABLE Nro. 5

            -------------------------------------------------------------------------------------------------
               FECHA                                          ACTIVIDAD
            -------------------------------------------------------------------------------------------------
            1 al 15/dic/96         Contacto con empresas fabricantes y proveedoras de coque metalurgico
            -------------------------------------------------------------------------------------------------
            15 al 30/dic/96        Preparacion y lanzamiento de Bases de Licitacion o Adjudicacion Publica
            -------------------------------------------------------------------------------------------------
            1 al 19/ene/96         Recepcion de ofertas de coque y muestras para pre-estudios de calidad
            -------------------------------------------------------------------------------------------------
            11 al 15/ene/97        Calificacion de propuestas
            -------------------------------------------------------------------------------------------------
            16 al 20/ene/97        Conocimiento y detalles de Compra con el proveedor seleccionado
            -------------------------------------------------------------------------------------------------
            21 al 30/ene/97        Recepcion de coque en el Callao
            -------------------------------------------------------------------------------------------------
            1 al 28/feb/97         Despacho de coque a La Oroya
            -------------------------------------------------------------------------------------------------
            1ro.marzo/97           Operacion de Pta. de Coque con ciclos > 24 horas/horno y mitigacion de gases fugitivos al medio ambiente.
            -------------------------------------------------------------------------------------------------

3.    RESULTADO DE LA MITIGACION

      3.1. Se prevee la descontaminacion ambiental conforme se grafica en el siguiente diagrama:

                                [GRAPHIC OMITTED]

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 174.
--------------------------------------------------------------------------------

            Para lograr este resultado se estima que habra un costo adicional anual de US $ 670 000 aproximadamente, lo que estaria justificado desde el punto de vista ecologico y desarrollo sustentable. La evacuacion de los gases fugitivos sera disminuido al minimo (80 m^3/d) puesto que se estara trabajando los hornos de coquificacion con ciclos mayores a los actuales, permitiendo el procesamiento completo de carbon a coque. Por lo tanto, los gases fugitivos que actualmente se descargan al ambiente se captaran y lavaran, reciclando a los quemadores de los hornos para quemarlos con el aire en los ductos de llama, combustion, a fin de mantener los pisos de los hornos con temperaturas de 1 350 (degrees)C promedio.

                                  TABLA Nro. 6

                                                      -----------------------------------------
                                                        Evaluacion del Im-   Resultado de la
                                                           pacto actual        Mitigacion
                                                        (922 m^3/descarga)   (4 m^3/descarga)
            -----------------------------------------------------------------------------------
            EMISION DE GASES DESTILADOS AL MEDIO             23 800               80
                         AMBIENTE
                 (metros cubicos por dia)
            -----------------------------------------------------------------------------------

      3.2   Emision de Particulas

            Con la evacuacion de gases de 80 m^3/d (4m^3/descarga), se asegura que la Emision de Particulas al medio ambiente sea menor del nivel maximo permisible (100 mg/m^3), requerido por el Ministerio de Energia y Minas de acuerdo a la Resolucion Ministerial Nro. 315-96-EM/VMM.

            Ademas, las emisiones de As y Pb en estos gases son practicamente nulas, adecuandose a los articulos 4to. y 5to. de la mencionada Resolucion.

      3.3   Calidad del Aire

            Las concentraciones de Pb: 0,018 micrograma/m^3 y As 0,012 micrograma/m^3 en las nuevas emisiones al medio ambiente, estaran muy por debajo de los NMP que norma la calidad de aire (anexo 3) de la Resolucion Ministerial 315-96.-EM/VMM.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 175.
--------------------------------------------------------------------------------

5.4.3 PROYECTO No 3

            USO DE OXIGENO GASEOSO EN LA PLANTA DE RESIDOUS ANODICOS

1.    OBJETIVO:

      Los objectivos principales del proyecto son, reduccion del consumo de petroleo residual No 6 en la Planta de Residous Anodicos mediante el uso de aire enriquecido con oxigeno para la combustion y eliminacion de los gases nitrosos generados por el nitrato de sodio, reactivo oxidante usado en la ultima etapa del proceso de copelacion

2.    EVALUACION DEL IMPACTO AMBIENTAL:

      La planta de Residous Anodicos, trata los lodos anodicos de las Refinerias de Cobre y Plomo que constituyen la materia prima para la obstencion de dore ,bismuto ,selenio y telurio. Estos lodos anodicos son procesados por las etapas: fusion, conversion y copelacion para obtener dore.

      En el proceso de copelacion, que se realiza en batch y con una duracion aproximada de 7 dias, se tiene una ultima etapa que es la de "lavado" de dore con nitrato de sodio , esta etapa dura 24 horas y es donde se generan los gases nitrosos contaminantes del medio ambiente. (Diagrama No 1).

      El consumo promedio de nitrato de sodio es de 160 - 180 t/ano, las posibles reacciones a realizarse son:

      1.    NaNO(3) + (delta) -> Na(2)O + NO(2) + 1/2 O(2)
            Na(2)CO(3) + (delta) -> Na(2)O + CO(2)

      2.    (Se-Ag-Au-Cu-Te)(x)/Mata + 1/2 O(2) + xNa(2)CO(3) + xNaNO(3)-> xCO(2) + xNO(2) + Na(2)TeO(3)

                                                                            + Na(2)SeO(3) + TeO(2)CuO(2)
                                                                            + (Ag-Au/Dore)

      En las reacciones anteriores el oxidante es el oxigeno liberado al reducirse el nitrato de sodio a NO(2), el carbonato permite una accion mas prolongada de este oxigeno.

3.    ALTERNATIVAS PARA LA MITIGACION:

      3.1   Uso de oxigeno gaseoso en el Proceso de Copelacion:

            El proceso consiste en reemplazar el uso de nitrato de sodio por oxigeno gaseoso en el proceso de copelacion con lo que se estaria eliminando la generacion de gases nitrosos que contaminan el medio ambiente.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 176.
--------------------------------------------------------------------------------

4.    DESCRIPCION DEL PROCESO:

      El proceso contempla reemplazar el nitrato de sodio por la inyeccion de oxigeno gaseoso al seno del bano metalico a traves de una lanza y/o quemador especial, simulando a la Tecnologia Ausmelt.

      o     Resultados de la mitigacion:

      Eliminado el uso de nitrato de sodio en la ultima etapa del proceso de copelacion, no existiran las emisiones de gases nitroses al ambiente.

5.    MONTO DE LA INVERSION

      El costo estimado para la ejecucion de este proyecto es de US$ 391 000.

6.    CRONOGRAMA

      Actualmente el proyecto se encuentra en ejecucion, estando por concluirse la primers etapa, es decir la de uso de oxigena en la combustion de petroleo residual No 6. La segunda etapa que comprende el empleo de oxigeno en el proceso de copelacion, deberia quedar concluida el proximo ano.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 177.
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 178.
--------------------------------------------------------------------------------

5.4.4 PROYECTO No 4

                           AREA AFECTADA POR LOS HUMOS

1.    OBJECTIVO:

      Delimitar y rehabilitar el area afectada por los humos, considerando la flora, fauna, suelos, agua, etc., existentes en la zona. De igual manera, establecer puntos de control sobre la calidad de aire, suelos, que permita tomar acciones correctivas.

      La rehabilitacion del Area afectada contempla 4 etapas:

      o     Cultivo de Cobertura

      o     Control de Carcavas por diques

      o     Cultivo y plantacion de terrazas

      o     Modificacion de taludes

      1.1   Estudio del Area Afectada por los Humos.

            (a)   Diagnostico

                  Este ultimo periodo, el area afectada no ha tenido una vasta recuperacion como el que se tuvo en el periodo 1941 - 1971. (de 14 190 Ha. a 4 170 Ha.) registrandose de esta ultima fecha a Enero de 1996, una extension aun afectada de 3 829 Ha.

                  La epoca de mayor recuperacion de suelos, corresponde al de la implementacion de precipitadores electrostaticos y mejoras de proceso, los cuales tuvieron una respuesta rapida, dentro de los limites de su radio de accion. Las recuperaciones posteriores a 1971, ya no han tenido efectos muy notorios, al sobrepasar los limites senalados.

                  Desde luego, no se puede ignorar, que la presencia de vegetales en el nucleo mismo del area afectada, va mostrando una lenta recuperacion espontanea y mucho mas notoria en las areas donde se han hecho trabajos de revgetacion y forestacion dirigidas; todo ello, es un testimonio de que la recuperacion va avanzando lentamente, pero, sin detenerse.

                  La recuperacion en el area de Huaynacancha vieja es notoria respecto a 1971, ya que en aquella etapa no se podia apreciar verdor alguno en la zona; hoy, se puede ver un panaroma mas agradable, con manchones de vegetacion tupida, y otras areas extensas, con recuperacion muy dispersa, que posiblemente cubre una extension similar a la cubierte por los manchones. Por otro lado, la presencia de aves y animales silvestres, como los jilgueros, gorriones, zorzales, patos y huachuas y manadas de vicunas, nos inducen a pensar, que los humos evacuados, ya no fueron tan nocivos como lo fue en el pasado.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 179.
--------------------------------------------------------------------------------

            b) Situacion ambiental del ecosistema y recursos naturales del area afectada

                  En el recorrido de campo y durante el trabajo de delimitacion se aprovecho para observar in situ los danos ocasionados sobre la cobertura original del suelo, la formacion de las carcavas, la vegetacion que resistio a la accion toxico de los humos de la fundicion, asi como la vegetacion recuperada en forma espontanea y tambien para la recoleccion de muestras de suelos, agua y observar la fauna existente.

            c) Inventario y evaluacion de la cobertura vegetal en zona afectada.

                  Esta operacion comprende la identificacion de las especies existentes en el area afectada.

                  Las especies vegetales encontradas en la zona de estudio comprende especies herbaceas, arbustivas y arboreas; entre las primeras se encontro especies silvestres desarrollandose espontaneamente y otras cultivadas, como la flores. Entre las arbustivas tambien se encuentran especies silvestres y cultivadas. Las especies arboreas en su totalidad son especies sembradas, algunas propias de la altitud y clima de la zona de estudio y otras que son importadas de otras zonas y adaptadas al area de estudio.

                  Especies herbaceas silvestres: Achicoria, llanten, kikuyo, mullaca, yanta, menta, amor seco, etc.

                  Especies Herbaceas cultivadas: Flores como la calendula, clavel, mastuerzo, pensamiento, margarita, francesita, copa de oro.

                  Especies arbustivas silvestres: Chilca.

                  Especies arbustivas cultivadas: Retama, retama americana, agave(maguey).

                  Especies arboreas silvestres: Depredadas.

                  Especies arboreas cultivadas: Kolle (Buddeleya coriacea), quinual (Polyle-pis racemosa), capuli (Prunus capolinus), cipres (Cupressus Sp.).

                  En lo referente a PASTOS, Se determina las especies y las asociaciones de pastos naturales, su composicion y talvez la soportabilidad en las areas que muestran recuperacion. En la zona en estudio, la recuperacion de este tipo de vegetacion es aun incipiente, de modo que no tiene capacidad para el pastoreo de ganado, a lo mas esta albergando tres tropillas de vicunas, que por silvetres, pastan esporadicamente en el lugar.

                  Se ha podido identificar especies como el Kikuyo, Festuca sp., que aun no muestran una recuperacion franca.

                  En cuanto a FORESTALES, Comprene la identificacion de especies en bosque naturales, si aun existen, que correspondan al piso ecologico en el se halla el area en estudio, comprendiendo especies nativas e importadas.

                  En el area afectada no se ha encontrado ningun ejemplar que este creciendo en froma espontanea.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 180.
--------------------------------------------------------------------------------

                  Se han identificado arboles cultivados, que comprenden especies nativas de la zona como el Kolle y el Quinual, que no solamente desaparecieron por efecto de los humos de la fundicion, sino tambien por la depredacion de que fueron objeto por parte de la poblacion. Ademas de los anteriores hay especies importados de otros lugares y que han sido adaptadas a la zona, como el Cipres, Capuli, Quishuar, etc. que soportan bien las condiciones ecologicas reinantes en la zona de estudio. Existiendo en la actualidad bastante interes por parte de las entidades ediles y de Centromin Peru S.A. por la forestacion.

                  En lo concerniente a FAUNA, Comprende un inventario e identification de las especies, debiendo considerarse la fauna silvestre y la domestica.

                  Dentro de la primera hemos podido encontrar tres tropillas de vicunas que apacentan y abrevan dentro del area de afectacion grave.

                  Del mismo modo se ha observado la presencia de patos silvestres y un ejemplar de huachua, que acuden a la pequena laguna que se halla ubicada en la parte media del valle de Huaynacancha. No se puede dejar de mencionar la prescencia de especies de pajaros como zorzales y jilgueros.

                  Con fines de seguridad destaca la crianza de perros y con fines de adorno y compania, la de los gatos, aparte de animales silvestres como ratas y ratones. Todas las especies animales mencionadas parecen no ser afectadas por los humos de la Fundicion.

            d)    objetivo

                  El proyecto de delimitacion del area afectada, considera ademas de determinar la extension aun danada, realizar estudios que permitan establecer el estado en que se encuentra, en lo que se refiere a flora, fauna, suelos, agua atc. asi como establecer puntos de control de la calidad del aire y calidad de la tierra, que suministraran informacion valiosa que permitira plantear las acciones a tomar para la rehabilitacion del area en estudio, asi como rehabilitar las zonas que se presten a este fin.

            e)    Alternativas de Solucion

                  Si la rehabilitacion se hace por medio de cultivos, solo se puede tener efecto con el incremento de la materia organica; pero, logrado esto, se produciran los demas efectos quimicos y fisicos.

                  Ademas es necesario usar diversas tecnicas que impidan seguir con el deterioro de los terrenos y por el contrario ayudar al proceso de recuperacion espontanea observada en la zona de Huaynacancha, por medio de la construccion de diques, modificacion de carcavas y construccion de terrazas.

                  Hay extensas areas, casi llanuras, en algunas de las cuales se pueden hacer trabajos con miras a establecer cobertura vegetal, experimentalmente, y de repente ya en forma definitiva. Hay otras areas donde se puede proceder a roturar, a modo de facilitar la retencion y/o obsorcion de las aguas pluviales, ademas de adecuar el suelo para el albergue o anclaje de las semillas producidas por las plantas adultas

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 181.
--------------------------------------------------------------------------------

                  de los alrededores, que son dispersadas por el viento. Esto ultimo, basado en lo observado en diferentes zonas donde hubo movimiento de tierras y su consecuente cobertura vegetal espontanea. Tambien se debe proceder a arborizar, no solo los taludes y fondo de las carcavas, sino tambien las suaves laderas que abundan en la zona de Huaynacancha; para ello, se deberan utilizar plantones de doble repique, que son mas desarrollados y fuertes, que garantizan una segura supervivencia.

                  Es posible evitar que continuen formandose nuevas carcavas y crezcan las existentes por medio de trabajos adecuados ya descritos en parrafos anteriores, poblando la cuenca de las carcavas grandes con vegetacion herbacea, arbustiva y arborea; sean estas, especies nativas y/o importadas, sean utiles o no, el objeto es cubrir las areas desnudas y evitar continue la erosion.

                  En las laderas existentes frente a la Fundicion es posible recuperar su cobertura vegetal por cultivos o por plantacion de especies arboreas, ya que el analisis de su suelo es favorable en su caracterizacion y en su composicion.

                  Todo lo indicado requerira de tiempo e inversion, ver Tabla No 5.1, "Cronograma de Inversiones del proyecto de recuperacion del Area Afectada por los Humos".

            f) Analisis tecnico-economico de viabilidad Elaboracion del plan de recuperacion

                  El plan estara destinado a recuperar las areas que presentan posibilidades de logro, que estan dadas por las caracteristicas de suelo, morfologia de la superficie y tal vez en algunos casos por las posibilidad de riego, en base a las fuentes de agua ubicadas en area de estudio.

                  La altitud y el clima, asociados a la pobreza del suelo del area por recuperar, condicionan un medio bastante agresivo para el desarrollo de la flora, limitando la diversidad de epecies, que son numerosas en otras areas de igual piso ecologico, pero, de mejores suelo.

                  Posiblemente las especies arbustivas asi como las herbaceas, sean estas nativas o adaptadas, las que mejores resultados den en el plan de recuperacion de la cobertura vegetal, dirigida a eliminar o morigerar la erosion que sufren actualmente los terrenos del area en estudio, por accion de las aguas pluviales y el viento, que actuan directamente sobre el suelo denudado, mejorando al mismo tiempo el medio ambiente.

                  Las condiciones climaticas y de suelos anotados no son aptas para el establecimiento de bosques maderables, pero si, para el establecimiento de bosques en bloques a base de especies arboreas nativas como el kolle, quinual y de especies importadas como el capuli, cipres, quishuar, que han dado muestras de una buena adaptacion al medio.

                  Por lo observado en nuestro recorrido de campo, a nuestro parecer, la zona que forma el valle de Huaynacancha, donde se ubico el pueblo del mismo nombre, es el area donde se pueden hacer trabajos conduncentes a su recuperacion, en favor de esta idea se puede mencionar su pendiente moderada, la ausencia de terrenos roco-

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 182.
--------------------------------------------------------------------------------

                  sos, el sub suelo no muy duro y la posibilidad de mecanizar tanto la roturacion del suelo de la llanura, como la construccion de terrazas, con el fin de establecer cultivos que amplien o mejoren la cobertura vegetal espontanea que se observa en la parte baja de esta zona; asi como tambien hacer trabajos de recuperacion de cobertura con especies arboreas propias de la region asi como con especies adaptadas. Del mismo modo, pensamos que es necesario y factible de hacerlo, el evitar de que las carcavas existentes se profundicen y se amplien mas, lo cual se alcanzara con trabajos adecuados que comprenden el relleno o colmataje de las carcavas en sus cabeceras. Ademas, en las partes mas amplias de las carcavas se puede modificar el perfil de los taludes para evitar mayor deslizamiento de tierra de los bordes y facilitar la cobertura de los mismos con vegetacion herbacea, arbustiva y arborea.

                  Complementando estas acciones tambien se puede en el uso de terrazas o terraplenes para cortar la velocidad de las aguas de escorrentia que son las que dan origen a la erosion de los suelos y consecuente formacion de los carcavas.

                  Se manifesto, que son varias las acciones a las que se puede echar mano a fin de mejorar y/o ayudar a la recuperacion de la cobertura vegetal en el area de estudio, entre los que mencionamos:

                  Rehabilitacion y Conservacion de Suelos por Cultivos.

                  Los suelos involucrados dentro del area de danos graves producidos por los humos de la fundicion, al estar denudados desde hace anos, han sufrido la accion erosiva y lavado de los elementos minerales por accion de las lluvias estacionales que se precipitan todos los anos, esto obliga a pensar que la rehabilitacion de los terrenos afectados va a ser un proceso lento y costosos (remitirse a la Tabla No. 5.1A y los planos Nos. 1-580-00-300 y 1-559-01-2008).

                  Si la rehabilitacion se hace por medio de cultivos, solo puede tener efecto con el incremento de la materia organica; pero, logrado esto, se produciran los demas efectos quimicos y fisicos.

                  El contenido mineral del suelo no aumentara con el cultivo, pero puede conservarse lo que aun existe, al impedir la cobertura vegetal, que siga el desgaste por lavado y erosion del suelo.

                  Es pues preciso recurrir a una cobertura permanente del suelo
                  o pradera para obtener una verdadera rehabilitacion del suelo.

                  El cesped permanente aumentara la materia organica del suelo particularmente a causa del desarrollo de su sistema radicular.

                  La hierba en buen estado vegetativo aumenta sus raices todos los anos y la descomposicion de las raices viejas aumenta la materia organica, la mayor parte de la cual se conserva en el suelo que se deja de cultivar nuevamente quedando como una pradera.

                  En lo que respecta a la reposicion de los elementos minerales eliminados del suelo por lavado y erosion, estos no pueden ser restaurados por intermedio de las plantas y cultivos, todos los minerales que tienen, provienen del suelo. La cal, fosforo o

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 183.
--------------------------------------------------------------------------------

                  potasio adicional que la tierra requiere son elementos que habran de ser suministrados por abonamiento con fertilizantes comerciales.

                  Sin embargo, las plantas al restaurar la materia organica, restauran con ella el nitrogeno del suelo.

                  Las leguminosas son las plantas que mejor acumulan el nitrogeno, gran parte del cual extraen del aire.

                  En el caso del area en estudio, la cobertura vegetal que se podria utilizar para la rehabilitacion de los terrenos factibles de recuperar, sobre todo en la parte baja del valle de Huaynacancha, seria mediante el cultivo asociado de gramineas y leguminosas. las cuales deberan ser sembradas al valeo, ya que asi contribuyen mejor a detener la erosion.

                  Las especies vegetales utilizadas con bastante exito en zonas de altitud y candiciones climaticas similares a la zona en estudio son el rye grass y el trebol blanco, especies que ofrecen un macollaje amplio y denso dando una cobertura muy buena al suelo.

                  Para la siembra del cultivo asaciado antes indicado, previamente se deberia proceder al encalado y fertilizacion con estiercol, para asi mejorar las condiciones del suelo que habra de albergar vegetacion permanente, luega de muchos anos de lavado y erosion a que estuva sometido.

                  Es de advertir que el encalada es una operacion onerosa por el volumen de material por anadir y la preparacion del mismo; la cobertura vegetal, en ultimo termino, se encargara de solucionar esta deficiencia.

                  No esta demas indicar, que el establecimiento de la cobertura vegetal con miras a la rehabilitacion, utilizando cultivos, permite tambien a las plantas conservar el suelo hasta el grado en que su cultivo es compatible con una minima remosion durante las operaciones de labranza y en proporcion a su densidad y estabilidad como cobertura vegetal. Se ha observada que en algunas areas, ubicadas dentro de la zona de afectacion grave, en las cuales se hizo movimiento de tierra, el suela removido ha sido casi enteramente cubierto por vegetacion herbacea, principalmente gramineas; creemos que esta recuperacion se debe a que con el movimiento del sueloa, ademas de propiciar una mejor retencion y/o absorcion de las aguas pluviales, se ha acondicionado el terreno para el anclaje de las semillas y la propagacion de estalones, facilitando su germinacion y brotes, respectivamente.

                  Por lo expuesto, ademas de las areas en las que se siembren especies para cobertura, en otras, simplemente se procederia a roturar un tiempo prudencial antes de la estacion de lluvias, para propiciar una recuperacion como la observada en muchas zonas del area afectada.

            g)    Control de carcavas

                  De todoas los dones de ia naturaleza, ninguno es mas indispensable para el hombre que la tierra. Esta mezcla campleja de materia animal, vegetal y minerales, que cu-

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 184.
--------------------------------------------------------------------------------

                  bre el nuceo rocoso del globo terrestre a profundidades diversas, es una de los cuatro elementos primarios indispensables para la vida.

                  Junta can la luz solar, con el aire y con el agua, la tierra nutre la vida vegetal y sustenta a todoas los seres vivientes.

                  En el caso del area afectada por la accion de los humos de la fundicion, desaparecio la vegetacion nativa, que fungia de cobertura de los suelos, acelerandose el grado de remosion de los suelos, trayendo como consecuencia la esterilidad de los terrenos y luego la formacion de carcavas que cruzan el area del valle de Huaynacancha y los terrenos ubicados frente a la fundicion.

                  Como las carcavas tienden a drenar la humedad del suelo adyacente, las campos se secan can mucha mas rapidez cerca de ellas, y esta resulta en una disminucion del avance de la recuperacion de la cobertura vegetal.

                  A medida que las carcavas aumentaron de tamano se ramificaron sobre el campo, y si no se pone coto a su desarrolla, se tendra que pensar en abandonar todo prayecto de recuperacion. Ya que a medida que las carcavas se extiendan hacia atras y crucen depresiones naturales, se produciran caidas laterales desarrollandose otras carcavas; este praceso de ramificacion puede continuar hasta que una red de carcavas terminen por cubrir todo el valle y haga imposible su control, por los trabajos que hay que hacer y los costos que ellos representan.

                  Por lo expuesto, es necesario echar mano a las diversas tecnicas que impidan seguir con el deterioro de los terrenos y por el contrario ayudar al proceso de recuperacion espantanea observada en la zona de Huaynacancha.

           h) Construccion de diques

                  A menos que la superficie se proteja pronto con vegetacion o que los canaliculos, inicia de las carcavas, se hagan desaparecer por medio de cultivo u otras acciones, estos continuaran agrandandose con cada lluvia sucesiva. Los canaliculos mas profundos pueden aumentar en tamano y formar carcavas tan grandes que ya no es posible hacerlas desaparecer por los metodos normales de labranza, como ocurre con las carcavas que se ven frente a la fundicion y las existentes en la zona de Huaynacancha. Habra entonces que gastar en mano de obra para rellenar a canstruir diques en el curso de las canaliculos.

                  La construccion de diques en forma escalanada, donde las carcavas aun se manifiestan como pequenos surcos, permitiran su relleno por colmataje de las aguas que corren por los canaliculos, fuertemente cargadas de materias solidas, que pueden depositarse tras el dique y levantar de esta manera el lecho de la carcavas. Este relleno por deposicion a colmataje es facilitado, ademas del dique, que puede hacerse con montones bien campactos de piedras y ramas a traves del fondo de la carcava, por la vegetacion, si hubiese, y otros obsticulos que ayuden a regular la velocidad del agua. Ademas del uso de diques de piedras se puede hacer tambien con mallas y ramas; este tipo de dique se puede hacer en carcavas mas amplias y menos profundas.

PAMA COMPLEJO METALURGICO - LAOROYA      Capitulo V                      Pag 185
--------------------------------------------------------------------------------

i)    Modificacion de carcavas

Toda carcava, no importa su tamano ni sus condiciones, volvera por lo general a cubrirse de vegetacion con tal que tenga proteccion adecuada y este localizada en una region donde pueda crecer vegetacion.

En terrenos afectados, como los observados en el area de graves danos hay varias causas que retrasan la desaparicion de toda huella de erosion.

Una de estas causas es el declive de las paredes de las carcavas, mientras no se derrumben, naturalmente, o se modifique las paredes escarpadas por trabajo, y formen una pendiente mas moderada, les es dificil arraigar a las plantas. Por ello, modificar el perfil de los taludes en los tramos en que las carcavas son amplias, permitiran trabajos de recuperacion de la cobertura vegetal que evitara, continue la erosion por accion de las aguas pluviales.

En los taludes modificados y preparados para facilitar el anclaje de las semillas llevadas por el viento y para el cultivo y plantacion de especies arboreas, primero apareceran las malezas.

Al principio creceran muy lentamente, como hemos podido observar en nuestro recorrido de campo, porque le sera dificil arraigar. Mas tarde en cuanto las primeras plantas hayan mejorado algo el suelo apareceran otras. Tal vez este proceso natural tarde muchos anos en la zona, por la altitud y el clima existente, por si solo muy extremo, pero sera mas rapido donde la humedad sea mayor. Con el tiempo, este proceso natural llegara a cubrir de nuevo la carcava con la vegetacion predominante en la zona, sean arbustos o hierbas.

En lo que respecta exclusivamente a detener la erosion en la zona afectada, importa poco usar arboles, arbustos o pastos. Cualquier vegetacion de las clases mencionadas proveera buena proteccion para el suelo, si se consigue establecerla satisfactoriamente.

En la zona de estudio, la vegetacion espontanea no es suficiente para contrarrestar la erosion existente, por lo que creemos es necesario recurrir a medios y recursos para establecer la vegetacion artificialmente.

Al seleccionar arboles, arbustos o pastos para sembrar en el talud de las carcavas, se dara preferencia a las plantas que sean naturales de la region y propias de terrenos similares. Estas estan ya aclimatadas y por consiguiente tienen mayor probabilidad de subsistir bajo las serias condiciones de crecimiento en las carcavas y el clima reinante en el ambiente. En caso de que no fueran satisfactorias las plantas utiles naturales de la region, se escogeran entonces las especies traidas de otras regiones.

La plantacion de las especies nativas como el Kolle, quinual etc. se debe extender a otras areas, plantando en bloques y utilizando plantas de doble repique, de manera que estas ultimas ya tengan una estructura casi lenosa, que asegura su supervivencia y empiece su accion edafica en el suelo de su alrededor.

PAMA COMPLEJO METALURGICO - LAOROYA      Capitulo V                      Pag 186
--------------------------------------------------------------------------------


Esta accion, en el valle de Huaynacancha debe tener exito, toda vez que en forma espontanea y en taludes de fuerte pendiente existe vegetacion mas o menos abundante y bien desarrollada lo que podria atribuirse a la humedad de los taludes y al microclima que se propicia en la hendidura.

j)    Construccion de terrazas

Uno de los mejores metodos que se conocen para detener la erosion en las pendientes es el uso de terrazas. Estas son muy eficaces para corregir las carcavas pequenas, que no sean tan hondas que impidan el trabajo can maquinaria. Tal vez la construccion de terrazas sea dificil y algo costosa en una zona tan afectada por la erosion, sin embargo, es la medida correctiva mas eficaz para pendientes como las existentes en la zona de estudio, especialmente por existir muchas carcavas paralelas en pendientes algo dificiles de cultivar.

Las terrazas, consisten en una serie de fajas ilanas o casi llanas, construidas a traves de las pendientes en terrenos escarpados; constituye uno de los medios artificiales mas antiguos para detener la erosion de los suelos, utilizado por muchas centurias en el Peru Antiguo, por la escasez de terrenos de cultivo en las zonas o pisos ecologicos de la sierra con clima favorable.

El proposito de las terrazas es recoger o interceptar el agua que corre ladera abajo y retenerlo hasta que infiltre y parte sea absorbido por las plantas que se cultivan en la plataforma.

Al construir las terrazas, el borde externo del plano de la terraza debe ser mas alto, con declive hacia la base a fin del talud, el cual es casi vertical.

El agua correra a lo largo del banco a distintas velocidades dependiendo del tipo del suelo, longitud de la terraza y desde luego la precipitacion pluvial y la cobertura por el sembrio de especies vegetales de buen macollaje.

Sobre las terraplenes se cultivaran especies vegetales que sirvan de cobertura al suelo.

Una combinacion muy recomendable para cubrir la plataforma con vegetacion, es el cultivo asociado de ray grass y trebol blanco, ambas especies de frondoso macollaje que ofrecen mayor y mejor cobertura del suelo; por lo general es aconsejable usar mas de una especie en las combinaciones compatibles, ya que los vastagos puros son generalmente vulnerables a influencias perjudiciales, enfermedades y plagas.

Previo al sembrio en las plataformas, debera procederse a su encalado y fertilizacion con estiercol de ganado , ello permitira una mejor retencion del agua, mejor desarrollo del cultivo y una buena fructificacion, que al final del periodo vegetativo, permite retener las valiosas semillas que repoblaran el suelo cultivado de la terraza.

Al borde de las terrazas a plataformas se pueden plantar arboles para que por enraizamiento no permita el arrastre de los bordes por la lluvia, sirviendo tambien coma corta viento, mejorando el microclima de la terraza cultivada, ya que durante el estiaje impera un clima extremadamente frio.

PAMA COMPLEJO METALURGICO - LA OROYA     Capitulo V                      Pag 187
--------------------------------------------------------------------------------


                                  TABLA No 5.1
              CRONOGRAMA DE INVERSIONES DEL PROYECTO RECUPERACION
                  DEL AREA AFECTADA POR LOS HUMOS - en U.S.$

    ACTIDAD A DESARROLLARSE                  1997      1998      1999      2000       TOTAL
1. CULTIVO DE COBERTURA
- Roturado                                  10 832    14 442    16 248    18 053      59 574
- Mano de obra                              10 638    10 638    10 638    10 639      42 553
- Semilla                                   66 000    66 000    66 000    66 000     264 000
- Abonamiento                              116 054   154 739   174 082   193 423     638 298
- Movilidad                                    425       425       425       427       1 702
2. CONTROL DE CARCAVAS POR DIQUES.                                                 1 006 128
2.1 DIQUE DE PIEDRAS SECA
- Acarreo de piedras.                          170         0         0         0         170
- Acomodar piedras.                            426         0         0         0         426
- Movilidad                                    477         0         0         0         477
2.2 DIQUE DE MALLA                               0         0         0         0       1 072
- Hacer huecos                                 142         0         0         0         142
- Madera                                       638         0         0         0         638
- Malla                                        246         0         0         0         246
- Acarreo de materiales                         85         0         0         0          85
- Plantacion                                   851         0         0         0         851
- Movilidad                                    340         0         0         0         340
3. CULTIVO Y PLANTACION DE TERRAZAS                                                    2 302
- Motoniveladora                            12 325         0         0         0      12 325
- Rotulado                                   7 660     7 681         0         0      15 341
- Abono                                      2 849     1 425         0         0       4 273
- Abonamiento                               22 860    11 430         0         0      34 291
- Preparacion de huecos                     11 395    11 397         0         0      22 792
- Acarreo                                    1 418     2 128         0         0       3 546
- Plantas                                    4 272     4 275         0         0       8 547
- Semillas                                   6 798     6 798         0         0      13 596
- Sembrio ( Mano de obra)                    1 095     1 097         0         0       2 192
- Plantacion ( Mana de obra)                 7 122     7 123         0         0      14 245
- Movilidad                                  8 063    16 125     1 344         0      25 532
4. MODIFICACION DE TALUDES
- Preparacion de suelos                          0    15 319    20 426         0      35 745
- Preparacion de huecos                          0         0     5 576         0       5 576
- Abono                                        696       350         0         0       1 046
- Acarreo                                        0       170         0         0         170
- Plantacion                                     0     1 494     1 494       498       3 485
- Abonamiento                                    0     3 447     3 447     1 149       8 043
- Sembrio                                        0        23        23         8          54
- Semilla                                    1 109     1 109     1 109         0       3 326
- Plantas                                      896       299       896         0       2 091
- Movilidad                                  1 589     3 178     3 178       533       8 477
                                                                                      68 012

5. COSTOS ADMINISTRATIVOS Y OTROS           59 353   101 748   101 748   101 748     364 597
TOTAL                                      356 824   442 858   406 632   392 477   1 598 790
IMPREVISTOS                                 89 544   111 133   102 043    98 491     401 210
TOTAL + IMPREVISTOS:                       446 367   553 991   508 674   490 967   2 000 000
CRONOG.XLS- LZ/96

                               [GRAPHIC OMITTED]

PAMA COMPLEJO METALURGICO - LAOROYA      Capitulo V                      Pag 188
--------------------------------------------------------------------------------


5.4.5 PROYECTO No5

              PLANTA DE TRATAMIENTO DE AGUA MADRE DE LA REFINERIA
                                    DE COBRE

1.    OBJETIVO:

El objetivo principal del proyecto es tratar las soluciones acido-ferrosas que se descargan al rio Yauli y obtener una solucion neutralizada apta para descartar previa recuperacion del niquel, y purificar la solucion raff para obtener un efluente final con contenidos e impurezas por debajo de los niveles maximos permisibles (R.M. No. 011-96-EM/VMM).

2.    EVALUACION DEL IMPACTO AMBIENTAL:

Para mantener el nivel de impurezas en el electrolito de la Refineria de Cobre, diariamente se extraen del circuito 30 a 40 mil litros, que se transfieren a los neutralizadores, en los cuales por calentamiento con vapor, adicion de chatarra de cobre evaporacion/oxidacion con aire se obtiene una solucion saturada apta para la produccion de sulfato de cobre por cristalizacion al vacio.

Los cristales de CuSO(4) se separan por centrifugacion y el agua madre obtenida es parcialmente recirculada a los neutralizadores. El exceso de agua madre se transfiere a un tanque de precipitacion donde una vez calentada con vapor se le adiciona chatarra de fierro para recuperar el cobre en forma de cemento que retorna a la fundicion. La solucion acidaferrosa libre de cobre (11,000 l/dia), es finalmente descargada al Rio Yauli. (Diag. No 1).

Los analisis promedio en g/l del agua madre y efluentes que se vierten al rio Yauli, muestran las siguientes caracteristicas:

Agua madre:
          ================================================
          H(2)SO(4) Cu     Fe       As    Sb      Bi    Ni
          ------------------------------------------------
             130    54    2,5      3,5   ,36    0,12   1,7
          ================================================

Efluente:
          ================================================
                pH  Cu     Fe       As    Sb      Bi    Ni
          ------------------------------------------------
               2    12   0,14      3,5  0,15    0,03  0,17
          ================================================

3.    ALTERNATIVAS PARA LA MITIGACION:

3.1   Proceso de Oxidacion - Neutralizacion

El proceso consiste en neutralizar el agua madre con chatarra y oxidos de cobre en un medio de agitacion - oxidacion para propiciar la precipitacion de arseniatos ferricos y otras impurezas y obtener una solucion purificada para ser retornada al circuito.

Esta alternativa fue desechada por la imposibilidad de controlar el contenido de niquel en la solucion de retorno a la casa tanques, elevada recirculacion de cobre y dificultad de filtracion de los precipitados (arseniatos de Fierro).

PAMA COMPLEJO METALURGICO - LAOROYA      Capitulo V                      Pag 189
--------------------------------------------------------------------------------


3.2   Proceso de electrowining par etapas

En 1984 se desarrollaron pruebas de EW con corriente continua directa con la finalidad de obtener catodos de cobre impuros a partir de la solucion de agua madre. No se continuo can las pruebas par la seria limitacion que significo la presencia y emanacion de gas toxico de arsenamina (H(3)As).

3.3   Proceso de predilucion - SX/EW - neutralizacion

Desarrallado por el Dpto. de Investigaciones Metalurgicas, que consiste en el tratamiento del agua madre por: predilucion, extraccion por-solventes-electrowining y neutralizacion para obtener un efluente con contenido de impurezas par debajo de las niveles maximos permisibles y recuperar cobre en forma de catodos. Los resultados favorables obtenidos en las pruebas a nivel piloto confirmaron su viabilidad para el proyecto con fines de mitigacion.

4.    DESCRIPCION DEL PROCESO (DIAGRAMA No. 2)

      o El proyecto contempla reemplazar el metodo actual de cementacion de cobre con virutas de fierro por un proceso de tratamiento constituido por tres etapas bien definidas: predilucion, SX-EW y neutralizacion. Los parametros mas importantes de cada etapa, son:

            Pre-dilucion:
                        pH: 1,23
                        Cu: 3,2 g/L

            SX-EW:
                        Reactivo : ACORGA M5615
                        pH       : 1,23
                        Cu       : 3,20 g/l

            Neutralizacion:
                        Neutralizacion 1:
                                        pH : 3,00
                                        Cu : 0,01 mg/l
                        Neutralizacion 2:
                                        pH : 7,00
                                        Cu : 0,0l mg/l

      o     Pruebas de Pilotaje: (Diagrama No. 3)

            Los resultados de las pruebas de pilotaje pueden apreciarse en el diagrama indicado.

            Esta alternativa fue seleccionada par presentar los mejores resultados a nivel de planta piloto.

PAMA COMPLEJO METALURGICO - LAOROYA      Capitulo V                      Pag 190
--------------------------------------------------------------------------------


      o     Resultados de la mitigacion:

            El efluente final presenta niveles de impurezas por debajo de los niveles maximos permisibles, exigidos par el M.E.M., como se puede apreciar en el siguiente cuadro:

    ===========================================================================
    Elemento            Cu       Fe       As      Sb       Bi       Ni       pH
    ---------------------------------------------------------------------------
    Efluente final    0,01     0,01     0,01     0,9      0,9      103      7,0

    (mgr/l)
    ---------------------------------------------------------------------------
    N.M.P.(mg/l)      1,00     2,00    1,00       -        -        -       9,0
    ===========================================================================

5.    MONTO DE LA INVERSION:

      El costo estimado para la ejecucion de este proyecto es de US$ 500,000. El resumen del estimado de costas preparado por INEPROSA, es el siguiente:

         a).  Preparacion del acuoso:                                   US$
              o   Cuentas generales                                     4 600
              o   Trabajos preliminares, cimientos, estructuras,       17 900
                  encerramientos y acabados
              o   Instalaciones mecanicas electricas y de control      15 000
              o   Equipos                                              57 600
              o   Sub-Total (1)                                        95 100
         b).  Planta SX - EW:
              o   Cuentas generales                                     6 500
              o   Trabajos preliminares, cimientos, estructuras         2 200
              o   Instalaciones rnecanicas y electricas                26 100
              o   Equipos                                             165 600
              o   Sub-Total (2)                                       200 400
         c).  Planta de Neutralizacion:
              o   Cuentas generales                                     4 700
              o   Trabajos preliminares, cimientos. etc.               54 400
              o   Instalaciones mecanicas. electricas y de control     21 000
              o   Equipos                                              79 000
              o   SUB-TOTAL(3)                                        159 100
                  SUB-TOTAL (1+2+3)                                   454 600
                  IMPREVISTOS (+/-10%)                                 45 400
                  TOTAL                                               500 000

6.    CRONOGRAMA:

      Se estima un periodo de 5 meses para su implementacion, la misma que podria quedar concluida en el primer semestre del proximo ano.

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo V                   Pag 191.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         COMPLEJO METALURGICO LA OROYA
                                 DIAGRAMA No 1 :
          SECCION SULFATO DE COBRE Y DECOPERIZACION DEL AGUA MADRE POR
                        CEMENTACION - REFINERIA DE COBRE
                    (PROCESO : BLEED OFF - SITUACION ACTUAL)


                              [FLOW CHART OMITTED]


--------------------------------------------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo V                   Pag 192.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         COMPLEJO METALURGICO LA OROYA
                                 DIAGRAMA No 2 :
     PROYECTO: PLANTA DE TRATAMIENTO DE AGUA MADRE DE LA REFINERIA DE COBRE


                              [FLOW CHART OMITTED]


--------------------------------------------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo V                   Pag 193.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         COMPLEJO METALURGICO LA OROYA
                                 DIAGRAMA No 3
    PERFORMANCE DE LA PLANTA PILOTO PARA EL TRATAMIENTO DEL AGUA MADRE DE LA
                          REFINERIA DE Cu DE HUAYMANTA


                              [FLOW CHART OMITTED]


--------------------------------------------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo V                   Pag 194.
--------------------------------------------------------------------------------

5.4.6 PROYECTO No 6

SISTEMA DE RECIRCULACION DEL AGUA DE REFRIGERACION DE FUNDICION

1. INTRODUCCION:

      Actualmente el agua que se usa para la refrigeracion de los procesos industriales de la Fundicion de La Oroya, es vertida casi integramente al rio Mantaro, a traves de canales abiertos o tuberias que recorren las instalaciones industriales de la Fundicion.

      Estas aguas de refrigeracion se mezclan en mucho casos, con efluentes domesticos o industriales, incrementandose el volumen de aguas contaminadas. En otros casos las aguas de refrigeracion se contaminan por el solo hecho de pasar por las areas industriales, debido a la presencia de polvo, solidos y gases.

      Para resolver este problema se ha planteado dos alternativas:

      Alternativa 1: Consiste en separar las aguas de refrigeracion de los efluentes industriales y cloacales, y construir una red independiente y cerrada para descargarlo al rio Mantaro.

      Alternativa 2: Mas viable, consiste en construir una red para recircular a la Fundicion estas aguas por medio de las bombas del Mantaro.

2. OBJETIVO:

      o Proteger las aguas de refrigeracion, de las fuentes de contaminacion que existen dentro del ambiente de la Fundicion.

      o Recuperar aproximadamente 2253 gpm, de agua de buena calidad, a traves de la recirculacion al sistema de suministro, por medio de las bombas del rio Mantaro.

      o Mejorar la calidad del suministro de agua proveniente de las bombas del Mantaro a la Fundicion, comparado con la calidad del agua del rio. Esto permitira dar mayor vida util a los equipos de bombeo actualmente instalados, sobre todo en epocas de venida.

      o Garantizar el suministro de agua a la Fundicion en epocas de estiaje.

3. DESCRIPCION DEL PROYECTO:

      Para la recirculacion, el agua de refrigeracion y enfriamiento se llevara desde los distintos puntos de descarga de los procesos, por medio de un sistema hidraulico POR GRAVEDAD, a traves de tuberias de distintos diametros, cuyo recorrido atravesara las zonas industriales de mayor descarga, y seran conducidos por un emisor hasta las bombas del Mantaro.

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo V                   Pag 195.
--------------------------------------------------------------------------------

      Los principales contribuyentes son:

--------------------------------------------------------------------------------
       CONTRIBUYENTE                                      CAUDAL (LPS)
--------------------------------------------------------------------------------
Planta de Antimonio                                            0.5
Planta de Aglomeracion                                        25.0
Planta de Acido Sulfurico (*)                                 25.2
Tostacion de zinc FBR y TLR                                   38.8
Planta de Cernido y Molienda                                   8.0
Compresora de Separacion de Solidos                            1.8
Bomba de Vacio Planta de Flotacion                            20.0
Rebose poza de bombas Separacion de Solidos                    1.3
Rectificadores silicon A                                       5.1
Rectificadores silicon B                                       0.6
Enfriador esponja de fierro Planta Zileret                     2.6
Rectificadores silicon C                                       1.8
Planta de oxigeno                                              6.8
--------------------------------------------------------------------------------
CAUDAL TOTAL                                           142 LPS (2253 GPM)
--------------------------------------------------------------------------------

      Es necesario indicar que estas aguas no requieren un sistema de enfriamiento, dado que las caracteristicas de la red proyectada y el sistema de distribucion existente permitiran que las aguas lleguen a temperaturas normales. Lo que no sucederia si la recirculacion se hiciera en cada una de las plantas, necesitando para ello sistemas sofisticados de enfriamiento y de alto costo.

4. ESPECIFICACIONES TECNICAS

      4.1   Tuberias

            Las tuberias seran de PVC para las zonas de poco transito y de fierro fundido para las zonas donde circulen vehiculos, cargadores frontales, etc.

            Las tuberias de PVC seran de clase 7.5, tipo rigido, cuya maxima presion de trabajo es de 75 m. de agua, con resistencia a la traccion de 400 a 500 Kg/cm(2).

            La tuberia de fierro fundido sera del tipo fierro negro, con rosca standard Americana tipo ISO-1, schedule 40, en tramos de 21 pies de largo. Estas seran instaladas segun el siguiente metrado.

--------------------------------------------------------------------------------
        TUBERIA DE PVC
--------------------------------------------------------------------------------
        DIAMETRO (")                       2"    4"    6"      8"     10"
        LONGITUD (m)                       53   249   133     206     526
--------------------------------------------------------------------------------
        TUBERIA DE FIERRO FUNDIDO
--------------------------------------------------------------------------------
        DIAMETRO (")                       10"   8"    4"      2"
        LONGITUD (m)                       20    40    30      10
--------------------------------------------------------------------------------

----------
(*) Para evitar que el acido sulfurico se mezcle con el agua de refrigeracion en casos de fugas, se dispondra de un sistema automatico de control de acidez, de tal forma que cuando se detecte la presencia de acido, estas aguas se deriven al canal principal.

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo V                   Pag 196.
--------------------------------------------------------------------------------

      4.2   Uniones y Accesorios

            Las uniones de accesorios T, codos, seran de tipo roscado y fierro fundido a PVC segun sea el caso. En los tramos C a C', segun el isometrico se instalara 20m de una tuberia de fierro fundido con uniones universales de tipo roscado y el resto sera de PVC.

      4.3   Zanjas

            Son las proyectadas debajo del terreno natural para la instalacion de las tuberias; como inicio del trabajo se hara el trazado y replanteo general de la red proyectada, verificando que las tuberias tengan las gradientes y profundidades especificadas en los planos. La excavacion de las zanjas se iniciara teniendo en obra la tuberia necesaria. El ancho de la zanja sera de 0.40 m. como minimo y 0.70
            m. como maximo. El fondo sera nivelado segun la rasante proyectada, incluyendo el espesor del tubo y de la campana.

            Los excesos de la excavacion seran rellenados con hormigon de rio. Se revisaran los tubos antes de colocarlos en las zanjas, rechazando los que tengan defectos o rajaduras. Las campanas iran orientadas aguas arriba.

      4.4   Nivelacion

            La nivelacion de los tubos se hara colocando puntos de nivel con instrumento topografico. Para la union se cuidara que las superficies del tubo y la campana esten limpias.

            El relleno de las zanjas se efectuara despues de las pruebas hidraulicas de la tuberia instalada, echando primero material seleccionado, libre de piedras, raices, maleza, etc., apisonando uniformemente los costados. Se continua con capas de 0.10 mts., evitando mover los tubos y hasta una altura minima de 0.30 mts. sobre la clave del tubo, luego se terminara con material libre de piedras.

            Para las uniones de tramos de tuberia sin campana se usaran obligatoriamente uniones de fabrica.

      4.5   Estimado del costo (US$)

--------------------------------------------------------------------------------
    Item         Descripcion                        Costo (U.S.$)
--------------------------------------------------------------------------------
    100          Trazos preliminares                     5 500
    400          Instalaciones mecanicas                32 092
                 SUB TOTAL                              37 592
                 IMPREVISTOS 10%                         3 758

                 TOTAL                                  41 350
--------------------------------------------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo V                   Pag 197.
--------------------------------------------------------------------------------

5.4.7 PROYECTO No 7

                MANEJO Y DISPOSICION DE LAS SOLUCIONES ACIDAS DEL
                    PROCESO DE PARTICION - REFINERIA DE PLATA

1.    OBJETIVO:

      El objetivo principal del proyecto es, evitar el vertimiento de la solucion con alta acidez (350 g/l de H(2)SO(4)) procedente del proceso de particion de oro en la Refineria de Plata al rio Mantaro.

2.    EVALUACION DEL IMIPACTO AMBIENTAL:

      La Refineria de Plata trata el dore proveniente de la planta Residuos Anodicos, para obtener plata fina y oro bullon. La particion (separacion) de oro y plata se efectua utilizando H(2)SO(4) concentrado. Como efluente de este proceso se tiene una solucion con alta acidez, que despues de una cementacion con fierro es desechada al rio Mantaro.

      El consumo mensual promedio de acido sulfurico de la Refineria de Plata es de 17 t

3.    ALTERNATIVAS PARA LA MITIGACION:

      3.1 Reemplazo parcial del consumo de acido fresco en el Circuito de Zinc por solucion con alta acidez de la Refineria de Plata.

            El proyecto consiste en cementar las soluciones con alta acidez procedentes del proceso de particion de oro y plata, con planchas de zinc en reemplazo de la utilizacion de virutas de fierro, de esta manera se obtiene una solucion con alto contenido de sulfato de zinc y acido sulfurico, la misma que sera usada en el Circuito de Zinc en reemplazo de acido fresco.

4.    DESCRIPCION DEL PROCESO:

      El proyecto contempla, la instalacion de una bomba y el tendido de tuberias para llevar la solucion con alta acidez, de la Refineria de Plata al Circuito de Zinc.

      o     Resultados de la mitigacion:

            La solucion con alta acidez de la Refineria de Plata ,dejara de vertirse al rio Mantaro y sera utilizada como reactivo en el circuito de Zinc con lo que se eliminara dicho efluente.

5.    MONTO DE LA INVERSION:

      El costo estimado para la ejecucion de este proyecto es de US$5 000.

6.    CRONOGRAMA:

      El proyecto debe quedar concluido en el primer trimestre del proximo ano.

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo V                   Pag 199.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CLASIFICACION DE LOS EFLUENTES
--------------------------------------------------------------------------------
        Tipo de efluente                        Codigo
--------------------------------------------------------------------------------
Aguas de proceso                        115, 118, 119, 121, 123 124  126 131
Metalurgico                             133, 134, 135, 136, 137 y R-1
--------------------------------------------------------------------------------
Aguas de refrigeracion                  102, 125, 127 y 128
--------------------------------------------------------------------------------
Aguas servidas                          101, 106, 107, 108, 109, 110, 111, 112,
                                        114, 116, 117, 120, 122 129 130, 132
--------------------------------------------------------------------------------
Efluentes eliminados                    103, 104, 105, 113 y R-2
--------------------------------------------------------------------------------
Efluente sin contaminantes              R-3
--------------------------------------------------------------------------------

      De los 40 efluentes liquidos que se vierten a los rios Yauli y Mantaro, siete(7) son los principales contribuyentes de contaminacion, segun se indica en las tablas 4.1.2/3,3 A, 4 y 4A - Cap IV.


--------------------------------------------------------------------------------
No   Codigo del Efluente                   Descripcion
--------------------------------------------------------------------------------
1           118                Granulacion de escorias de Fundicion de
                               Cobre y Plomo
--------------------------------------------------------------------------------
2           119                Canal Principal No. 2 Fundicion de Cu - Pb
--------------------------------------------------------------------------------
3           126                Planta Electrolitica de Zinc
--------------------------------------------------------------------------------
4           135                Canal Principal No. 1 (paralelo a FF.CC)
--------------------------------------------------------------------------------
5           136                Canal paralelo al punto 135
--------------------------------------------------------------------------------
6           137                Poza Ferritas de Zinc
--------------------------------------------------------------------------------
7           R-1                Efluente Refineria de Cobre (Ex-plomo
--------------------------------------------------------------------------------

3.    ALTERNATIVAS PARA LA MITIGACION

      Para este proposito se contrato los servicios de la empresa consultora ECOLAB S.R.L.,-quienes elaboraron un estudio a nivel de ingenieria basica.

      3.1   Plan de Manejo de efluentes.

            o El plan propuesto consiste en optimizar y clasificar los efluentes liquidos ,para luego canalizarlos en tres ramales quedando tres tipos de agua: aguas de proceso, aguas servidas y aguas de refrigeracion. La conexion de lineas y/o ramales independientes evitara la mezcla de las aguas entre si.

            o El canal principal ( codigo 135 ) y el canal paralelo ( codigo 136 ) seran adecuados para la canalizacion de las aguas de lluvia evitando la inundacion de la linea ferrea.

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo V                   Pag 200.
--------------------------------------------------------------------------------

            o El plan de manejo de efluentes, permitira reducir el numero de puntos de muestreo y con ello el mejor uso racional del material humano, equipos y reactivos.

      3.2   Descripcion del plan de manejo de efluentes liquidos

            Se dispondra de cuatro canales de coleccion principales que pasaran por el canal No 1 ( codigo 135 ), canal paralelo al FFCC. ( codigo
            136), canal No 2 y canal de zinc electrolitica ( codigo 126 ), cuyos numeros de codificacion y recorridos (ver planos Nos. F-TB-00-O01, 002, 003 y 004 -- Anexo de planos) se indican en el siguiente cuadro:

--------------------------------------------------------------------------------
  Lineas           Canales con            Recorrido de Lineas
Principales        nuevo No de
                   Codificacion
--------------------------------------------------------------------------------
a) Canal No 1           1          El canal No 1 mantendra su actual recorrido.
    (135)
--------------------------------------------------------------------------------
b) Canal No 2           2          El canal No 2 iniciara su recorrido en el
    (119)                          punto actual, lado noreste de la planta de
                                   cadmio No 2. Cruzara entre las plantas de
                                   cobre y plomo para salir por el lado este,
                                   refineria de plata y oro, y continuara por el
                                   perimetro. En el trayecto se unira las
                                   salidas del canal No 126. Mantendra la
                                   denominacion de canal No 2 hasta el Punto de
                                   union con el canal No 1.
--------------------------------------------------------------------------------
c) Canal                3          El recorrido del canal paralelo si iniciara
paralelo al canal                  en el limite de bateria hacia el noreste de
                                   la planta de coque e ira paralelo al canal No
                                   1 hasta la salida al rio Mantaro por el lado
                                   sur.
--------------------------------------------------------------------------------
d) Canal de zinc        4          Seguira su actual recorrido iniciando su
  electrolitica                    recoleccion de efluentes a la altura de
     (126)                         almacenamiento de catodos de zinc, pasando
                                   por los rectificadores, purificacion y
                                   electrolitica de zinc. Finalmente, se unira
                                   al canal No 2 que sera el punto final de su
                                   recorrido.
--------------------------------------------------------------------------------

      o Las aguas de proceso, aguas de refrigeracion y aguas servidas de las plantas de la fundicion tendran cada una lineas de conexion independientes. Las tuberias para las diferentes aguas estaran dispuestas segun el cuadro siguiente:

--------------------------------------------------------------------------------
  Lineas       Canales con              Tuberias
Principales    nuevo No de
               Codificacion
--------------------------------------------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo V                   Pag 201.
--------------------------------------------------------------------------------

a) Canal No 1      1            o     Tuberias de agua de proceso
    (135)
                                o     Tuberias de aguas acidas de la planta de
                                      sulfurico.

                                o     Canal para aguas de lluvia (a partir de la
                                      planta de acido sulfurico)
--------------------------------------------------------------------------------
b) Canal No 2      2            o     Tuberias de agua de proceso
    (119)
                                o     Tuberias de aguas servidas
--------------------------------------------------------------------------------
c) Canal           3            o     Tuberias para aguas servidas
paralelo al canal
                                o     Tuberias para aguas de refrigeracion

                                o     Canal para aguas de lluvia.

                                o     Aguas de proceso.
--------------------------------------------------------------------------------
d) Canal de zinc   4            o     Aguas servidas.
  electrolitica
     (126)
--------------------------------------------------------------------------------

            o Segun el estudio, las aguas de refrigeracion seran colectadas por gravedad mediante tuberias y llevadas a la Casa de Fuerza para su recirculacion.

            o Las aguas servidas seran colectadas por el canal paralelo, con codigo No 136, canal No 2 con codigo No 119 y el canal No 126 para finalmente unirse al canal NO 119. Estos efluentes se uniran en el actual punto de vertido del canal paralelo al rio Mantaro ( codigo 136).

            o Las aguas de proceso del canal No 1 (codigo No 135) y las del canal No 2 (codigo No 119) se uniran en el punto actual de vertido del canal No 1 al rio Mantaro (codigo 135). Las tuberias de aguas de proceso y aguas servidas que pasen por dichos canales descansaran sobre soportes metalicos. El diseno de la red de tuberias asegurara el flujo de los efluentes por gravedad. La implementacion de este sistema implica trazos, movimiento de tierras e instalaciones mecanicas de tuberias.

            o Las aguas de proceso y las aguas servidas seran transportadas por tuberias hasta el area ubicada frente a los depositos de ferritas de Huanchan a 3 km del complejo metalurgico (margen derecha del rio Mantaro aguas abajo); donde estaria ubicada la planta de tratamiento de efluentes.

            o Las pozas de sedimentacion para las aguas de lluvia, estarian ubicadas a la altura de Planta de Indio-Circuito de
                  Zinc. Estas pozas recibiran las aguas de lluvia provenientes del canal No 1 y canal paralelo.

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo V                   Pag 202.
--------------------------------------------------------------------------------

            o Las aguas de lavado de pisos de las plantas de tostadores de cobre y aglomeracion descargaran en el canal No 1 y seran captados frente a la planta de aglomeracion para ser bombeados al espesador.

            o Las aguas de proceso provenientes de las escorias de cobre y plomo asi como los efluentes de la Refineria de Cobre, no estan incluidas en este estudio porque son mitigados con otros proyectos.

      3.3   Proyecto de Mitigacion

            3.1.1 Seleccion de la Alternativa

                  El tratamiento de un solo efluente del complejo metalurgico (mezcla de aguas de proceso + aguas servidas) en la planta de tratamiento permitira mitigar el impacto de los contaminantes a las aguas del rio Mantaro.

                  Neutralizacion a pH=7 - Precipitacion/Floculacion - Correccion de pH=10,5 - Precipitacion/Floculacion - Correccion de pH=8/9
                  - Vertido al rio).

                  La separacion de los metales de los efluentes en la industria metalurgica, se viene realizando desde hace tiempo, por procesos de separacion solido/liquido. Gracias a que los hidroxidos de los metales son insolubles a pH basicos. El proceso de neutralizacion, subida de pH y precipitacion/floculacion es el mas extendido y utilizado. No solo en actividades minero-metalurgicas, sino tambien en otras actividades que tambien vierten metales, tales como, la siderurgica, altos hornos, galvanoplastia, laminacion, etc.

                  Los lodos generados en los dos clarificadores, donde se dan procesos de floculacion/sedimentacion, seran extraidos con bombas y depositados, adecuadamente, en un vertedero (cancha de lodos) controlado, impermeabilizado con geomembrana. El agua que filtre o lixivie sera reciclada a cabecera de planta.

                  La ayuda del floculante es necesario, porque el precipitado de los hidroxidos es gelatinoso, y una parte tiende a flotar. Por tanto, el polimero (floculante) ademas de acelerar la velocidad de sedimentacion, evita que una parte del precipitado flote y fugue por el clarificado, disminuyendo el rendimiento de separacion de este.

                  En la tabla 3.1.1/1 se puede observar los datos principales de funcionamiento de la planta (que ha sido disenada con la ayuda de un simulador de procesos industriales aplicado al medio ambiente, Enviromental Pro Designer) y en el Diagrama No 3.1.1/1 se muestra el flujo de la planta.

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo V                   Pag 203.
--------------------------------------------------------------------------------

                  Para mejor informacion, daremos, a continuacion, una relacion de empresas que tienen estos procesos para el tratamiento de sus efluentes industriales

                  o     CONSOLDATION COAL COMPANY

                        Pittsburgh. Pennsylvania. USA

                  o     ASARCO'S CALIFORNIA GULCH

                        Colorado, USA

                  o     MATSUMINE MINE AND MANSUMINE MILL

                        Japon

                  o     KOSAKA'S MATSUO MINE

                        Japon

                  o     RIOTINTO MINERA

                        Huelva, Espana

                  o     SIDERUGICA SEVILLANA, SA.

                        Sevilla, Espana

                  o     CENTRAL TERMICA DE LOS BARRIOS

                        Los Barrios, Cadiz, Espana

      3.1.2 Otras alternativas

            o Tambien, existen procesos que precipitan los metales como sulfuro, anadiendo sulfuro de sodio. Por su alto costo ha sido desechada esta alternativa.

            o Otros procesos de extraccion de los metales, como son, extraccion por solventes, intercambio ionico selectivo, osmosis inversa, electrodeposicion, etc., las mismas que han sido, desestimadas porque sobrepasaban el umbral de caudal diario a tratar respecto a cuestiones tecnicas y a elevados costes de inversion y operacion.

4. RESULTADOS DEL PROYECTO DE MITIGACION

      o El proyecto contempla tratar todos los efluentes de la fundicion y de la refineria de zinc, mas no asilos efluentes de la refineria de cobre y plomo, debido a que el efluente con codigo R-1 tiene un proyecto independiente (Proyecto No 5 - cap V); los efluentes con codigos R-2, 103, 104, 105 y 113 han sido eliminados y el efluente con codigo R-3 no registra niveles de contaminacion.

      o La planta de tratamiento procesara un caudal total aproximado de 9.1 m(3)/min entre aguas de proceso (90,0%) y aguas servidas (10,0%)

      o El efluente de salida de la Planta de Tratamiento hacia el rio Mantaro mostrara las siguientes concentraciones de elementos contaminantes las mismas que se encuentran por debajo de los limites maximos permisibles fijados por el MEM:

PAMA COMPLEJO METALURGICO - LA OROYA       Capitulo V                   Pag 204.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Corriente de Salida del NU-103 al rio
--------------------------------------------------------------------------------
Componentes       Flujo Masico (kg/h)   Concentracion mg/l)    N.M.P. (MEM)
--------------------------------------------------------------------------------
       As               0,0029              < 0,01               1,00
--------------------------------------------------------------------------------
       Cd               0,0000              < 0,01                  -
--------------------------------------------------------------------------------
       Fe               0,0952              < 0,02               2,00
--------------------------------------------------------------------------------
       Pb               0,0478              < 0,01               0,40
--------------------------------------------------------------------------------
       Mn               2,3579                0,44                  -
--------------------------------------------------------------------------------
       Cu               0,0000              < 0,01               1,00
--------------------------------------------------------------------------------
       Zn               0,3086                0,06               3,00
--------------------------------------------------------------------------------
Solidos suspendidos     7,1933               13,41              50,00
--------------------------------------------------------------------------------
       pH                    -                 7,0            > 6 < 9
--------------------------------------------------------------------------------

5.- PRESUPUESTO DE INVERSIONES

      Las inversiones para la implementacion del proyecto, tendran el siguiente detalle:

--------------------------------------------------------------------------------
         Estimado de Costos Globales                                 Monto (US$)
--------------------------------------------------------------------------------
1. Costo del sistema de Segregacion y Conduccion de efluentes        282742,33
   dentro de Fundicion.
--------------------------------------------------------------------------------
2. Costo de adecuacion de los Circuitos de Fundicion al Plan de     113 000,00
   Manejo de Efluentes (Circuitos de Cobre, Plomo y Zinc)
--------------------------------------------------------------------------------
3. Costo de implementacion de sistema de recirculacion de agua       52 000,00 *
   de granulacion de speiss
--------------------------------------------------------------------------------
4. Costo de implementacion del sistema de tratamiento de             46 000,00 *
   desagues domesticos en la Refineria de Huaymanta
--------------------------------------------------------------------------------
5. Costo de implementacion del sistema de tratamiento de             55 000,00 *
   desagues domesticos en Construccion Huaymanta
--------------------------------------------------------------------------------
6. Implementacion del sistema de disposicion de sulfato de calcio 72 000,00 * de la planta de acido fluorsilisico
--------------------------------------------------------------------------------
7. Costo de tendido y conexion de tuberias de Fundicion a Planta    235 731,60
   de Tratamiento.
--------------------------------------------------------------------------------
8. Instalacion de Planta de Tratamiento de Efluentes frente a     2 440 422,14
   Ferritas de Huanchan.
--------------------------------------------------------------------------------
       Total Estimado de Costo (+/-20%)                           3 296 896,07
--------------------------------------------------------------------------------

      El proyecto comtempla un costo total de US$ 3 296 896 pero incluye otros proyectos que tienen un presupuesto independiente; por lo tanto, el costo de la nueva planta de tratamiento se estima en US$ 2 500 000, debido a lo anteriormente expuesto , a la reduccion de 5 efluentes( codigos R-2 ,103, 104, 105 y 1l3) y a la reduccion del volumen de agua industrial por recirculacion de las aguas de refrigeracion.

PAMA COMPLEJO METALURGICO - LA OROYA        Capitulo V                  Pag 205.
--------------------------------------------------------------------------------

      (*)

      Implementacion de sistema de recirculacion de agua de Proyecto No 10 - Cap V granulacion de speiss

      Implementacion del sistema de tratamiento de desagues Proyecto No 16 - Cap V domesticos en la Refineria de Huaymanta

      Implementacion del sistema de tratamiento de desagues Proyecto No 16 - Cap V domesticos en Construccion Huaymanta

      Implementacion del sistema de disposicion de sulfato de calcio Proyecto en ejecucion de la planta de acido fluorsilisico

6.- CRONOGRAMA DE EJECUCION

      El cronograma de ejecucion del proyecto se estima requerira de dos (2 ) anos.

PAMA COMPLEJO METALURGICO - LA OROYA        Capitulo V                  Pag 206.
--------------------------------------------------------------------------------

                                 TABLA No 3.3/1
--------------------------------------------------------------------------------
Caracteristicas de Diseno de la Planta a Diferentes condiciones de Operacion
================================================================================
       Equipo          Caracteristicas de Diseno        A percentil   Condicion
                                                            75%       maxima de
                                                                      operacion
================================================================================
NU-101 Neutralizador   Vol Liq/Vol total                     0,85       0,85
                       ---------------------------------------------------------
                       Vol total(m)                         161,54     161,54
                       ---------------------------------------------------------
                       Vol liquido(m)                       137,31     137,31
                       ---------------------------------------------------------
                       Tiempo de detencion(h)                0,25       0,23
                       ---------------------------------------------------------
                       Area(m)                               58,85      58,35
                       ---------------------------------------------------------
                       Altura(m)                              3           3
================================================================================
CL-1O1 Clarificador    Tiempo de detencion(h)                2,10       1,93
                       ---------------------------------------------------------
                       Altura(m)                              3,5        3,5
                       ---------------------------------------------------------
                       Diametro(m)                           20,5       20,5
                       ---------------------------------------------------------
                       Volumen(m)                          1 153,43   1 153,43
                       ---------------------------------------------------------
                       Area superficial(m^2)                 329,6      329,6
                       ---------------------------------------------------------
                       Velocidad ascencional (m^3/m^2-d)     42,00      43,61
================================================================================
NU-102 Neutralizador   Vol Liq/Vol total                     0,85       0,85
                       ---------------------------------------------------------
                       Vol total(m)                         158,59     158,59
                       ---------------------------------------------------------
                       Vol liquido(m)                       131,80     134,80
                       ---------------------------------------------------------
                       Tiempo de detencion (h)               0,25       0,23
                       ---------------------------------------------------------
                       Area (m)                              52,86      52,86
                       ---------------------------------------------------------
                       Altura(m)                              3           3
================================================================================
CL-102 Clarificador    Tiempo de detencion(h)                 2          1,8
                       ---------------------------------------------------------
                       Altura(m)                              3,5        3,5
                       ---------------------------------------------------------
                       Diametro(m)                           19,8       19,8
                       ---------------------------------------------------------
                       Volumen(m)                          1 078,38   1 078,38
                       ---------------------------------------------------------
                       Area superficial(m^2)                   308,1      308,1
                       ---------------------------------------------------------
                       Velocidad ascencional (m^3/m^2-d)      40,00      46,65
================================================================================
NU-103 Neutralizador   Vol Liq/Vol total                     0,85       0,85
                       ---------------------------------------------------------
                       Vol total(m)                         158,47     158,47
                       ---------------------------------------------------------
                       Vol liquido(m)                       134,70     134,70
                       ---------------------------------------------------------
                       Tiempo de detencion (h)               0,25       0,22
                       ---------------------------------------------------------
                       Area (m)                              52,82      52,82
                       ---------------------------------------------------------
                       Altura(m)                              3           3
================================================================================
Cancha de lodos        Altrua(m)                              4,0        4,0
                       ---------------------------------------------------------
                       Volumen(m)                           55 797     55 797
================================================================================

PAMA COMPLEJO METALURGICO - LA OROYA        Capitulo V                  Pag 207.
--------------------------------------------------------------------------------

                                DIAGRAMA 3.1.1/1
            FLUJO DE LA PLANTA DE TRATAMIENTO DE EFLUENTES LIQUIDOS

                               [GRAPHIC OMITTED]

PAMA COMPLEJO METALURGICO - LA OROYA        Capitulo V                  Pag 208.
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

         Canales de coleccion de aguas de Plantas de Fundicion La Oroya

PAMA COMPLEJO METALURGICO - LA OROYA        Capitulo V                  Pag 209.
--------------------------------------------------------------------------------

5.4.9 PROYECTO No 9

                MURO DE CONTENCION PARA LOS LODOS DE PLOMO EN LA
                       PLANTA ZILERET - DIVISION DE ZINC

1. OBJETIVO:

      Evitar el vertimiento al rio Mantaro del drenaje de la solucion con altas concentraciones de impurezas contenido en el lodo de plomo almacenado en una area adyacente a la Unidad de Hidrometalurgia de la Planta Zileret.

2. EVALUACION DEL IMPACTO AMBIENTAL:

      En la Unidad de Hidrometalurgia se produce un residuo de plomo (lodo) que actualmente esta siendo almacenado en un area aledana a la Planta. Este lodo retorna al Circuito de Fundicion de Plomo. Sin embargo, mientras se encuentra en el area de almacenamiento, en esta se produce el drenaje de la solucion contenida en el lodo al canal No. 136 el mismo que descarga al rio Mantaro. Este efluente aumenta, significativamente, los valores contaminantes del citado canal, situacion que se hace mas critica por aporte de fugas por tuberias, asi como, el agua de lluvias.

3. ALTERNATIVAS PARA LA MITIGACION:

      Se disenara un muro de contencion en el area de almacenaje del lodo con un sistema de recoleccion del drenaje de la solucion para luego ser recirculada a la misma planta. Con este mismo sistema, se aislara de las aguas de lluvia que en la actualidad penetran en el lodo.

4. RESULTADOS DE LA MITIGACION

      Se eliminara este efluente que contribuye a la contaminacion del rio Mantaro.

5. MONTO DE LA INVERSION

      El costo estimado para la ejecucion de este proyecto es de US $ 5 000.

6. CRONOGRAMA DE EJECUCION

      El proyecto debe quedar concluido en el primer semestre del proximo ano.

PAMA COMPLEJO METALURGICO - LA OROYA        Capitulo V                  Pag 210.
--------------------------------------------------------------------------------

5.4.10 PROYECTO No 10

               RECIRCULACION DEL AGUA UTILIZADA EN LA GRANULACION
              DE SPEISS DEL HORNO DE ESPUMAJE - FUNDICION DE PLOMO

1. OBJETIVO:

      Evitar que las aguas de granulacion de speiss contaminada con elementos disueltos (principalmente con arsenico y antimonio) y particulas en suspension sean vertidas al rio Mantaro.

2. EVALUACION DEL IMPACTO AMBIENTAL:

      El horno de espumaje procesa las espumas de cobre recuperadas en las ollas de recepcion de plomo de obra, produciendo plomo bullon, soda - mata y speiss el que es granulado para facilitar su transporte a la fundicion de cobre donde es procesado para recuperar el cobre y plata presentes.

      El agua de granulacion de speiss, contaminada con elementos disueltos y particulas en suspension, es enviada a unas pozas de sedimentacion para luego ser descargadas en el canal 2 y posteriormente vertidas al rio Mantaro.

3. ALTERNATIVAS PARA LA MITIGACION:

      3.1   Utilizar el agua de granulacion de speiss en circuito cerrado

            El proyecto consiste en reutilizar totalmente el agua de granulacion de speiss con la finalidad de evitar contaminar el rio Mantaro.

4. DESCRIPCION DEL PROCESO:

      El proyecto contempla instalar una bomba para captar el agua clarificada de las pozas de sedimentacion y enviarlas a un tanque de 135 metros cubicos de capacidad, para luego con otra bomba ser enviada a los sprays de granulacion de speiss, cerrandose de esta manera el circuito.

5. RESULTADOS DE LA MITIGACION:

      Se eliminara este efluente que contribuye a la contaminacion del rio Mantaro, siendo el agua nuevamente utilizada en la granulacion de speiss.

6. MONTO DE LA INVERSION:

      El costo estimado para la ejecucion de este proyecto es de US $ 55 000.

7. CRONOGRAMA DE EJECUCION:

      El proyecto debe quedar concluido en el primer semestre del proximo ano.

PAMA COMPLEJO METALURGICO - LA OROYA        Capitulo V                  Pag 211.
--------------------------------------------------------------------------------

5.4.11 PROYECTO No 11

NUEVO SISTEMA DE LAVADO DE ANODOS - REFINERIA DE ZINC

1. OBJETIVO:

      El objetivo principal del proyecto es minimizar el vertimiento de la solucion de lavado de anodos con contenidos residuales de acidez y altos contenidos metalicos.

2. EVALUACION DEL IMPACTO AMBIENTAL:

      En la casa de celdas de la Planta de Zinc se produce un efluente acido, producto del lavado de los anodos Pb-Ag, el cual contiene solidos en suspension (dioxido de manganeso) que son retenidos en un sedimentador, donde el agua remanente es descargada al rio Mantaro sin tratamiento.

                 Promedio Aritmetico Enero 94 - Febrero 95 (*)

------------------------------------------------------------------------------------------------
Punto de   Flujo    pH     Temp        TSS                           Metales(mg/l)
------------------------------------------------------------------------------------------------
Muestreo   m3/min          (degree)C   mg/1     As     Cd     Cu     Fe     Mn     Pb     Zn
------------------------------------------------------------------------------------------------
124        0.12     3.51   13.38       61.672   0.24   0.08   0.73   2.54   7.66   13.0   143.16
------------------------------------------------------------------------------------------------

Nota: (*) Fuente EVAP del Complejo Metalurgico de La Oroya.

3. ALTERNATIVAS PARA LA MITIGACION:

      Se esta instalando un sistema semiautomatico de raspado de anodos, enderezado y lavado en posicion fija, para eliminar sus incrustaciones solidas, las cuales en forma de pulpa seran enviadas a la Planta Piloto y/o a la unidad de lixiviacion. El efluente liquido remanente sera procesado en la planta de tratamiento de efluentes liquidos industriales, para luego descargar un efluente con contenidos metalicos menores a los niveles maximo permisibles (R.M: No 011-96)

4. RESULTADO DE LA MITIGACION:

      Eliminar la contaminacion del rio Mantaro por efluentes liquidos.

5. MONTO DE LA INVERSION

      El costo estimado para la ejecucion de este proyecto es de US$ 15 000 y sera con recursos propios.

6. DURACION DEL PROYECTO

      Se estima un periodo de un ano para su implmentacion.

7. CRONOGRAMA:

      El proyecto debe quedar concluido en el ano 1997.

PAMA COMPLEJO METALURGICO - LA OROYA        Capitulo V                  Pag 212.
--------------------------------------------------------------------------------

5.4.12 PROYECTO No 12

               MANEJO Y DISPOSICION DE ESCORIAS DE COBRE Y PLOMO

Este proyecto tiene como objetivo fundamental eliminar la contaminacion liquida y solida del rio Mantaro por la descarga de agua contaminada con solidos en suspension y/o iones contaminantes que se producen en el momento de la granulacion y transporte de las escorias de cobre y plomo, para cumplir con las disposiciones de emisiones solidas y liquidas fijado por el Ministerio segun R.M. No 315-96-EM/VMM.

1.- EVALUACION DEL IMPACTO

      En el Complejo Metalurgico La Oroya, estas escorias se descargan de los Hornos de Manga de Plomo y del Horno Reverbero, en estado liquido a 1 l00 (degree)C y 1 200(degree)C respectivamente, para luego ser granuladas por enfriamiento brusco mediante agua a presion y transportadas por gravedad en forma de "slurry", a traves de canales rectangulares hasta una bateria de tolvas, donde se realiza la separacion solido-liquido.

      La escoria depositada en el fondo de las tolvas, se envia por medio de un sistema de cable carril hasta el deposito de "Huanchan", distante a 2,2 Km. cruzando el rio Mantaro. Este sistema de transporte opera desde 1930, resultando en la actualidad obsoleto, con serios problemas, operativos, de mantenimiento y de capacidad de transporte.

      El agua que sirve para la granulacion, se descarga en forma directa al rio Mantaro, arrastrando escoria fina y/o en suspension y metales disueltos, lo cual genera un serio problema de contaminacion.

      Analisis de las soluciones filtradas del rebose de los tanques de escorias de cobre y plomo

======================================================================================
           Cu (mg/1)  Pb (mg/l)  Fe (mg/l)  As (g/1)  Sb (g/1)   SO2     SO4     NO3
                                                                (g/l)   (g/l)   (mg/l)
--------------------------------------------------------------------------------------
Horno Pb 1   0,6        1,0         1,5       0,18      0,03    0,38    0,08    0,68
--------------------------------------------------------------------------------------
Horno Pb 2   0,5        1,0         2,0       0,23      0,04    0,38    0,06    0,59
--------------------------------------------------------------------------------------
Reverbero    0,8        0,8         1,5       0,04       0,10    ,016    0,18    --
======================================================================================

      Analisis de los solidos en suspension (escoria fina) en las soluciones del rebose de los tanques de escorias de cobre y plomo

            =============================================================
                          Cu     Pb     Fe      As     Sb     Bi     Ins
                          (%)    (%)    (%)     (%)    (%)    (%)    (%)
            -------------------------------------------------------------
            Horno Pb 1   0,24   2,30   25,20   0,22   0,13   0,02   20,70
            -------------------------------------------------------------
            Horno Pb 2   0,24   2,10   24,30   0,33   0,14   0,04   22,40
            -------------------------------------------------------------
            Reverbero    5,60   1,50   28,50   0,34   0,32   ,06    30,40
            =============================================================

PAMA COMPLEJO METALURGICO - LA OROYA        Capitulo V                  Pag 213.
--------------------------------------------------------------------------------

      Concentracion de solidos en los reboses de los tanques de escorias de cobre y plomo

            =====================================
                            pH         SOLIDOS
                                    -------------
                                     (%)     g/l
            =====================================
            Horno Pb 1     0,24     2,30    25,20
            -------------------------------------
            Horno Pb 2     0,24     2,10    24,30
            -------------------------------------
            Reverbero      5,60     1,50    28,50
            =====================================

      Fuente: Reporte del Departamento de Investigaciones (DIM-095-94 del 8/6/1994 "Caracterizacion de aguas de granulacion de escorias"

1.1 Sistema de Granulacion:

      Tiempo de Operacion

            La descarga de la escoria del Reverbero es intermitente, usualmente se descarga durante 6,5 horas por guardia de 8 horas a un flujo de 34,77 t/h (678 t/dia).

            En el caso de la escoria de plomo, la descarga es continua las 24 horas del dia a un flujo de 20,3 t/h (397 t/dia).

      Cantidad de Agua

            En la actualidad se usa la cantidad de agua siguiente:
            Para granular escoria de cobre: 276 l/s (4 375 galones por minuto.) Para granular escoria de plomo: 224 l/s (3 547 galones por minuto.)

      Caracteristicas del Agua

            Antes de la granulacion, la temperatura del agua esta en el rango de l0 a 14(degree)C, segun la estacion climatica. Luego de esta operacion, el agua alcanza los 28 (degree)C y los analisis quimicos muestran la presencia de plomo, arsenico, cobre, fierro y solidos suspendidos, en cantidades que en algunos casos superan los limites maximos permisibles.

      Vapor

            El vapor de agua, producto de la granulacion, se descarga directamente a la atmosfera.

1.2 Sistema de Transporte

      Equipo

            El equipo de transporte "cable carril", data de 1930 habiendo sido disenado para una capacidad de produccion de solo 600 t/d. Su obsolescencia origina multiples problemas de operacion y mantenimiento, no pudiendo ser repotenciado a una capacidad de transporte mayor por su diseno, condicion y antiguedad.

      Capacidad

            El sistema existente no permite transportar las 1 100 t/d de generacion de escorias al area de deposicion en el sector denominado "Huanchan", no solo por el equipo de transporte, sino tambien, por la limitada capacidad de almacenamiento y retencion de las tolvas de recepcion de escorias que alimentan a este equipo.

PAMA COMPLEJO METALURGICO - LA OROYA        Capitulo V                  Pag 214.
--------------------------------------------------------------------------------

Las aguas de granulacion (rebose de los tanques) juntamente con la aguas de refrigeracion de las fundiciones de cobre y plomo descargan al rio Mantaro (Estacion 118) con los contenidos siguiente:

==========================================================================================
                     Inorganico Fisico                   Inorganico-iones principales mg/1
------------------------------------------------------------------------------------------
Cond        Eh      Flujo    pH    Temp        T.S.S.   CN      O.D.   NO3   S04=   T.D.S-
(micro) S   mV      m^3/min        (degree)C   mg/l     Total
------------------------------------------------------------------------------------------
772         -58,3   28,23    8,0   19,3        2251,8   T.r.    10     2,50  260,0  560
==========================================================================================

         ============================================================
                            Inorganico Metales mg/l
         ------------------------------------------------------------
         As    Cd      Cu     Fe     Mn     Pb     Zn     Kb     Hg
         ------------------------------------------------------------
         0,58  0 020   0 07   0,14   2,20   0,30   3,50   0,14   T.r.
         ============================================================

Resultados analiticos de efluentes liquidos minero-metalurgicos del 23-9-1996

(micro) S:Microsiemens, T.S.S.:Total solidos en suspension, O.D.:Oxigeno disuelto, T.D.S.:Total solido disuelto

2.- ALTERNATIVA PARA LA MITIGACION

2.1. Seleccion del proceso

      Para el sistema de desaguado se ha analizado diversos equipos como alternativas para realizar este proceso, entre los cuales podemos mencionar: Espesadores, zarandas vibratorias, tolvas de sedimentacion, equipos rotatorios INBA y el desaguador de tornillo Denver Sala.

      Se opto por el sistema de desaguadores rotatorios INBA ya que al ser un equipo rotatorio la posibilidad de desgate de los componentes se minimiza y la separacion (filtracion) agua/escoria es rapida.

      Para el sistema de transporte que reemplazara al sistema de cable carril se estudiaron las alternativas de: sistema faja cable de Cable Belt INC, sistema capsule pipe line de Mitsubishi y el sistema de fajas transportadoras hasta la margen izquierda del rio Mantaro, siendo este ultimo el que se considero la mas adecuada por menor costo en estructuras de soporte de las fajas y menores costos de mantenimiento.

2.2. Proyecto

      2.2.1. Descripcion y ubicacion

            El proyecto considera la adquisicion e instalacion de lo siguiente:

            Sistema de separacion solido-liquido

            Se propone instalar dos (2) desaguadores rotatorios INBA de tecnologia de punta que giraran a una velocidad de 3 rpm aproximadamente, con un nuevo sistema de granulacion que utiliza una relacion de agua-escoria de 10 a 1 en peso. Con este proyecto, el agua sera continuamente recirculada, lo que evitara la contaminacion del rio Mantaro. Debe indicarse que el sistema existente para la granulacion, utiliza la relacion agua-escoria de 40 a 1 en peso.

            Con esta solucion, que es "tecnologia de punta", se proyecta manejar solo 183 1/s (2 900 gpm) de agua para la granulacion de las escorias de cobre y plomo.

PAMA COMPLEJO METALURGICO - LA OROYA        Capitulo V                  Pag 215.
--------------------------------------------------------------------------------

            La capacidad de evacuacion de escorias de cobre y plomo del nuevo sistema sera de 1 400 t/dia, cantidad que puede cubrir facilmente futuras ampliaciones de las plantas de Cu y Pb.

            Nuevo Sistema de Transporte

            El sistema se disenara para transportar 1 400 t/d lo que cubre ampliamente la produccion actual de 1 100 t/d.

            La solucion consistira en la instalacion de fajas transportadoras, que permitiran el transporte de la totalidad de las escorias hasta la margen izquierda del rio Mantaro, para luego ser llevadas a su disposicion final.

            Este nuevo sistema de desaguadores estara ubicado en las inmediaciones del actual sistema de tolvas de almacenamiento de escorias y el sistema de transporte a partir de aqui cruzara el rio Mantaro hasta la margen izquierda.

      2.2 2. Inversiones

            Se estima que las inversiones para la implementacion del proyecto, alacanzaria los 6,5 millones de US$ segun detalle:

      =====================================================================
                           DESCRIPCION                             MM (US$)
      =====================================================================
      1.0   Sistema de separacion solido-liquido, granulacion       3,900
            y recirculacion de agua
      ---------------------------------------------------------------------
      2.0   Sistema de transporte                                   1,708
      ---------------------------------------------------------------------
                           SUB-TOTAL                                5,608
      ---------------------------------------------------------------------
            IMPREVISTOS +/-15%                                      0,892
      ---------------------------------------------------------------------
                             TOTAL                                  6,500
      =====================================================================

            Este estimado del costo de inversion cubre: Ingenieria y administracion del proyecto, ingenieria de campo, Ingenieria contratada, trabajos preliminares y movimiento de tierras, estructuras y cimentaciones, instalaciones mecanicas y electricas, sistemas de transporte de fajas, sistemas de enfriamiento y recirculacion de agua de granulacion, desaguadores INBA y granuladores de escorias, motores electricos, reductores e instrumentos de control.

      2.2.3. Cronograma de ejecucion

            El Cronograma de ejecucion del proyecto se estima requerira de tres
            (3) anos bajo el siguiente detalle:

      ====================================================================
      ANO                     ACTIVIDAD                           MM (US$)
      ====================================================================
      1997     Fabricacion de equipos de separacion solido-
               liquido                                              1,494
      --------------------------------------------------------------------
      1998     Adquisicion de equipos adicionales e instala-
               cion del sistema de separacion                       3,362
      --------------------------------------------------------------------
      1999     Nuevo sistema de transporte                          1,644
      --------------------------------------------------------------------
                             TOTAL                                  6,500
      ====================================================================

PAMA COMPLEJO METALURGICO - LA OROYA        Capitulo V                  Pag 216.
--------------------------------------------------------------------------------


3.- RESULTADOS DE LA MITIGACION

      Como resultado de la implementacion del nuevo sistema de manejo y disposicion de escorias, no se evacuaran las aguas de granulacion al no Mantaro eliminando de esta manera los solidos en suspension y los contenidos de Pb y As descargados al rio Mantaro permitiendo cumplir con los nivels fijados en la R.M. No 011-96-EM/VMM Anexo 1, que a continuacion se detalla:.

      ===========================================================
               Parametro      Valor en cualquier   Valor promedio
                                   momento             Anual
      -----------------------------------------------------------
      pH                           de 6 a 9           de 6 a 9
      -----------------------------------------------------------
      Solidos suspendidos (mg/1)      50                 25
      -----------------------------------------------------------
      Plomo (mg/l)                   0,4                0,2
      -----------------------------------------------------------
      Cobre (mg/l)                   1,0                0,3
      -----------------------------------------------------------
      Zinc (mg/l)                    3,0                1,0
      -----------------------------------------------------------
      Fierro (mg/1)                  2,0                1,0
      -----------------------------------------------------------
      Arsenico (mg/1)                1,0                0,5
      -----------------------------------------------------------
      Cianuro total (mg/l)           1,0                1,0
      ===========================================================

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo V                 Pag 217.
--------------------------------------------------------------------------------


                          COMPLEJO METALURGICO LA OROYA
                 MANEJO ACTUAL DE LAS ESCORIAS DE COBRE Y PLOMO



                               [FLOWCHART OMITTED]

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 218.
--------------------------------------------------------------------------------


                          COMPLEJO METALURGICO LA OROYA
                     NUEVO SISTEMA DE EVACUACION DE ESCORIAS


                               [FLOWCHART OMITTED]

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 219.
--------------------------------------------------------------------------------


                          COMPLEJO METALURGICO LA OROYA
       NUEVO SISTEMA DE MANEJO Y DISPOSICION DE ESCORIAS DE COBRE Y PLOMO


                               [FLOWCHART OMITTED]

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 220.
--------------------------------------------------------------------------------


5.4.13. PROYECTO No. 13

      ABANDONO DEL DEPOSITO DE ESCORIAS DE COBRE Y PLOMO

1.-   OBJETIVO

      Este proyecto tiene por objetivo evaluar las condiciones de estabilidad y sobreelevacion de los depositos de escorias, y consecuentemente establecer las obras requeridas para mitigar o eliminar los impactos ambientales que afectan la tierra, el agua, la atmosfera y la vida, ademas la recuperacion y remediacion de suelos.

      Se considera adicionalmente las obras correspondientes para la habilitacion de un nuevo deposito que se adecue a las normas de control ambiental y futuros incrementos de produccion

2.-   EVALUACION DEL IMPACTO

      El deposito de escorias que se encuentra en operacion desde 1930 y contiene 10 millones de toneladas de escorias de cobre y plomo, esta ubicado en la zona denominada Huanchan a 2,2 Km. del area de la Fundicion en una terraza geologica sobre la margen izquierda del rio Mantaro, adyacente a la Carretera. El transporte diario de estos residuos se hace mediante un cablecarril en un promedio de 758 TM secas.

      Las escorias se distribuyen formando apilamientos conicos de 70 metros en algunos casos sobre una area de 25 Ha, con niveles que varian de 3 715 hasta 3 805 msnm.

      Las caracteristicas de este deposito y su proximidad a la carretera central y el rio Mantaro generan como impactos ambientales tanto potenciales como reales su estabilidad y su interaccion con el medio ambiente.

      2.1   ESTABILIDAD

            El volumen almacenado, las elevaciones de este deposito, tipo de residuo, y su cercania a un cuerpo de agua de la importancia del rio Mantaro, presentan un riesgo de estabilidad que debe ser corregido o minimizado, si se tiene en cuenta que el futuro proximo aun deber utilizado para las operaciones metalurgicas. Si bien hasta la fecha no se han tenido deslizamientos, en el caso de que este riesgo se materialice, la contaminacion por efectos de estos residuos solidos podria afectar no solo al rio en la zona de La Oroya, sino tambien a los centros poblados que se ubican aguas abajo en el valle del Mantaro.

      2.2   INTERACCION CON EL MEDIO AMBIENTE

            La proximidad del rio Mantaro, hacen que este rio sea vulnerable en lo que a contaminacion se refiere, principalmente por el agua que fluye por el pie de sus taludes, las aguas de escorrentia por precipitacion pluvial y las infiltraciones en el terreno natural.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 221.
--------------------------------------------------------------------------------


            La accion eolica tambien se manifiesta sobre el deposito arrastrando parte de las particulas finas que conforman las escorias.

3.- ALTERNATIVA PARA LA MITIGACION

      El proyecto de plan de cierre de estos depositos, contempla diversas medidas y obras de ingenieria a ser ejecutadas hasta el abandono total del deposito. Este trabajo que ha sido desarrollado con el apoyo de la Compania Rescan Peru S.A., tiene las siguientes caracteristicas:

      3.1   ESTABILIDAD FISICA

            Considera las obras que deberan ejecutarse (muros de confinamiento, canales de coronacion, cunetas, etc.) para garantizar la estabilidad de los depositos contra colapsos, erosiones por escorrentia pluvial y contaminacion ambiental, dentro de limites razonables de ocurrencia sismica y lluvias extraordinarias.

            Para este desarrollo se han ejecutado estudios relacionados a los siguientes aspectos:

            o Investigaciones geotecnicas: investigaciones de campo, ensayos de laboratorio, clasificacion de suelos, descripcion del perfil estatigrafico, determinacion de parametros de resistencia a partir de ensayos SPT, etc.

            o Evaluacion de estabilidad de los depositos existentes: estabilidad de taludes de escorias, estabilidad de la ladera adyacente al deposito, metodos de analisis.

            o     Potencial de crecimiento y capacidad remanente.

            o     Estabilidad contra escorrentias pluviales.

            o     Control contra infiltraciones.

            o     Estabilidad contra erosion eolica.

            o     Control de efluentes.

            Los muros de confinamiento que se proyecta en el perimetro de los depositos, asi como las cunetas que serviran para evacuar las aguas de las infiltraciones deberan ser construidas empleando concreto resistente a las heladas y al ataque de sulfatos.

            Para la estabilidad contra escorrentias pluviales se construiran canales de coronacion (inclinacion constante de 5(degrees)) en las laderas adyacentes a los depositos para captar un caudal de aproximadamente 45 l/seg.

            Las infiltraciones hidricas de un valor de 8,1 l/seg., seran captadas por una cuneta proyectada al pie del talud del deposito de escorias y conducidas hasta el rio Mantaro.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 222.
--------------------------------------------------------------------------------


      3.2   MEDIDAS DE CONTROL AMBIENTAL POST-CIERRE

            Corresponde a todas las medidas que deben tomarse para efectuar los controles, tanto de estabilidad como de efluentes, una vez abandonado el deposito, de manera de comprobar anomalias que deberan ser corregidas oportunamente, garantizando la conservacion del medio ambiente. Todas las acuavias deberan tener como minimo mantenimiento anual antes y despues de la epoca de lluvia (octubre a abril), se efectuaran analisis quimicos periodicos de todos los efluentes, escorrentias y afloramientos provenientes del deposito, para ejecutar las medidas correctivas pertinentes, en caso de ser necesarias.

      3.3   CAPACIDAD DE ALMACENAMIENTO Y NUEVO DEPOSITO

            El nivel de sobreelevacion maximo recomendado del sistema actual de almacenamiento es 3 762 msnm, siendo la capacidad remanente del deposito de 2,36 millones de m^3 para una vida util de almacenamiento de escorias de 10 a 13 anos.

            El nuevo deposito estara ubicado en Cochabamba, a 9 Km. de La Oroya camino a Huancayo y en la margen izquierda del rio Mantaro, este deposito sera construido con todas las exigencias de seguridad y de control de medio ambiente.

4.- RESULTADOS DE LA MITIGACION

      La implementacion de este proyecto permitira cubrir los siguientes aspectos:

      4.1   CONTAMINACION

            Minimizara la contaminacion del rio Mantaro. Los analisis quimicos de las aguas provenientes de drenaje y/o escorrentias, indican que contienen porcentajes permisibles que no afectan las aguas naturales del entorno, por lo que se considera que las aguas captadas por las cunetas, seran descargadas directamente al rio Mantaro previa sedimentacion, por lo que no sera necesario la construccion de sistemas de tratamiento de aguas.

      4.2   ESTABILIDAD Y RECUPERACION DEL AREA

            Garantizara una estabilidad estatica y dinamica de las pilas de almacenamiento de escorias ante el caso de una sobrecarga o un movimiento sismico, condicion de suma importancia por estar La Oroya localizada en una region calificada de alta sismicidad.

            La recuperacion y remediacion del deposito, se efectuara con el plan de abandono, proyectandose al final de la vida util del mismo, el de disponer de un area de condiciones seguras y similares a la que existiera al comienzo de las operaciones metalurgicas.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 223.
--------------------------------------------------------------------------------


      4.3   OPERATIVIDAD

            Se asegurara la continuidad operativa de las Fundiciones de Cobre y Plomo, durante el tiempo de vida remanente del deposito actual y luego con el uso de un nuevo deposito. Permitiendo de esta manera, iniciar el proceso de cierre del deposito de Huanchan y en el futuro disponer de un deposito adecuado para las escorias generadas.

5.- PRESUPUESTO DE INVERSIONES

            Las inversiones para la implementacion del proyecto, tendran el siguiente detalle:

            --------------------------------------------------------------------
                         DESCRIPCION               MONTO (US$)  SUB-TOTAL (US$)
            --------------------------------------------------------------------
            1.0  Nuevo deposito de Cochabamba       2 200 000     2 200 000
            --------------------------------------------------------------------
            2.0  Deposito existente
            --------------------------------------------------------------------
            2.1  Obras proteccion y estabilidad     2 000 000
            --------------------------------------------------------------------
            2.2  Obras complementarias                550 000
            --------------------------------------------------------------------
            2.3  Tratamientos y restauracion        2 000 000     4 550 000
            --------------------------------------------------------------------
                 SUB-TOTAL                                        6 750 000
            --------------------------------------------------------------------
                 IMPREVISTOS +/- 15%                              1 000 000
            --------------------------------------------------------------------
                 TOTAL                                            7 750 000
            --------------------------------------------------------------------

6.- CRONOGRAMA DE EJECUCION

      El Cronograma de ejecucion del proyecto se estima requerira de cuatro (4) anos bajo el siguiente detalle:

            --------------------------------------------------------------------
            ANO   ACTIVIDAD                                       MONTO (US$)
            --------------------------------------------------------------------
            1997  Deposito existente, obras para estabilidad       1 250 000
            --------------------------------------------------------------------
            1998  Nuevo deposito de Cochabamba                     2 500 000
            --------------------------------------------------------------------
            1999  Deposito existente, proteccion, tratamiento
                    y otros                                        2 500 000
            --------------------------------------------------------------------
            2000  Deposito existente, recuperacion y remediacion   1 500 000
            --------------------------------------------------------------------
                            TOTAL                                  7 750 000
            --------------------------------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 224.
--------------------------------------------------------------------------------


5.4.14 PROYECTO No 14

PROYECTO: DEPOSITO DE TRIOXIDO DE ARSENICO, ABANDONO DEL DEPOSITO DE
          MALPASO, CIERRE DEL DEPOSITO DE VADO Y NUEVO DEPOSITO EN VADO

1. OBJETIVO

      Este proyecto tiene por objetivo principal mitigar en forma integral la contaminacion ambiental ocasionada por los depositos de trioxido de arsenico generado en el Complejo Metalurgico de La Oroya, acorde a los niveles maximos permisibles para efluentes liquidos fijados en la Resolucion Ministerial No 011-96-EM/VMM del 10 de enero de 1 996 y niveles maximos permisibles de elementos y compuestos presentes en emisiones gaseosas provenientes de las unidades minero-metalurgicos fijados en la Resolucion Ministerial No 315-96-EM/VMM del 16 de julio de 1 996 del Ministerio de Energia y Minas.

2. EVALUACION DEL IMPACTO

      El trioxido de arsenico es un residuo de la fundicion, producto del procesamiento de concentrados de cobre y plomo. Por sus escasas ventas, este material ha sido depositado en dos areas, una desde 1 992 en Malpaso, operativo durante aproximadamente 25 anos, y otra en la zona de Vado, en actual uso. Ambos depositos, si bien fueron construidos bajo los estandares de aquella epoca, no ayudan a preservar las exigencias actuales de control de calidad del agua que agua que percola en epocas de lluvia y del aire atmosferico.

      2.1 Caracteristicas de los Depositos

            Deposito de Malpaso

            Ubicacion: Se encuentra en la llanura aluvial del rio Mantaro, aproximadamente un kilometro aguas abajo de la planta hidroelectrica de Malpaso y cerca de 19 kilometros rio arriba de la fundicion de La Oroya (Figura 1).

            Volumen: Como resultado preliminar de la investigacion del sitio realizada por ADI International Inc. de Canada, el volumen de material de desecho se ha estimado en 38 000 m^3, equivalente a una 45 000 t de residuo.

            Topografia: La mayoria del deposito esta cubierto con piedra de la localidad y no es inmediatamente evidente a simple vista, aunque hay muchas calicatas donde el trioxido de arsenico esta expuesto. La topografia del lugar se muestra en la Figura 2-Area de Malpaso.

            Condiciones Operativas: Este es un deposito utilizado desde el ano 1 992 por aproximadamente 25 anos y se encuentra en desuso.

            Deposito de Vado

            Ubicacion: Se encuentra en la llanura aluvial del rio Mantaro, cerca de 9 kilometros rio arriba de la fundicion en direccion a Cerro de Pasco. El acceso es por via asfaltada en buenas condiciones. Tambien se llega por ferrocarril (Figura 1).

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 225.
--------------------------------------------------------------------------------


            Volumen: Basados en los resultados preliminares de la investigacion del sitio reportados por ADI International Inc. de Canada, el volumen de trioxido de arsenico depositados se ha estimado en 97 000 m^3, equivalentes a unas 115 000 t.

            Topografia: La mayor parte del area del deposito se encuentra expuesto al medio ambiente. La topografia del lugar se muestra en la Figura 2-area de Vado.

            Condiciones Operativas: Actualmente en uso.

            Composicion quimica promedio:

            --------------------------------------------------------------------
            %As(2)O(3)  %As    %Sb    %Cu    %Pb    %Zn   g/t Ag   g/t Au  %Ins.
            --------------------------------------------------------------------
             88-90      66,5   0,90   0,90   0,80   0,10   34,2    Trazas  o,6
            --------------------------------------------------------------------

2.2 Calidad de Agua

      Por estar los depositos en areas de material aluvional y muy cercanas al rio Mantaro y expuestos a la accion de las lluvias las que se intensifican en las epocas de invierno, percolan y ocasionan la disolucion del arsenico y otros elementos, llegando a discurrir y contaminar el rio Mantaro.

      La evaluacion de calidad de las aguas de este rio, realizadas por nuestra Division de Investigaciones Metalurgicas antes y despues del stock de Vado, reportaron los siguientes resultados (mg/l):

            --------------------------------------------------------------------
                         Antes del Stock Vado    Despues del Stock Vado
            --------------------------------------------------------------------
            Fecha        Cu    Pb    Fe    As    Cu    Pb    Fe    As
            --------------------------------------------------------------------
            27-3-95     0,08  0,05  0,52  0,05  0,08  0,04  0,55  0,60
            --------------------------------------------------------------------
            29-3-95     0,06  0,04  0,66  0,04  0,08  0,04  0,47  0,84
            --------------------------------------------------------------------
            31-3-95     0,06  0,04  0,54  0,01  0,06  0,04  0,57  0,06
            --------------------------------------------------------------------
            03-4-95     0,10  0,03  0,53  0,08  0,11  0,08  0,52  0,30
            --------------------------------------------------------------------
            05-4-95     0,04  0,05  0,51  0,05  0,05  0,04  0,46  0,40
            --------------------------------------------------------------------
            07-4-95     0,11  0,04  0,56  0,23  0,04  0,03  0,59  0,01
            --------------------------------------------------------------------
            10-4-95     0,09  0,04  0,39  0,03  0,05  0,04  0,34  0,02
            --------------------------------------------------------------------
            12-4-95     0,06  0,01  0,50  0,06  0,10  0,02  1,70  0,94
            --------------------------------------------------------------------
            15-4-95     0,06  0,01  1,10  0,04  0,12  0,05  0,68  0,45
            --------------------------------------------------------------------
            17-4-95     0,07  0,04  0,55  0,05  0,03  0,06  0,44  0,56
            --------------------------------------------------------------------
            19-4-95     0,05  0,03  0 44  0,01  0,06  0,04  0,26  1,10
            --------------------------------------------------------------------
            21-4-95     0,06  0,04  0,44  0,13  0,05  0,04  0,32  0,36
            --------------------------------------------------------------------
            24-4-95     0,52  0,80  4,40  0,13  0,52  0,28  4,20  0,16
            --------------------------------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 226.
--------------------------------------------------------------------------------


            --------------------------------------------------------------------
            26-4-95     0,42  0,32  4,20  0,01  0,48  0.35  4.30  0,26
            --------------------------------------------------------------------
            28-4-95     0,52  0.35  4,30  0,04  0,55  0,40  3,90  0,44
            --------------------------------------------------------------------
            L.M.P.(l)   1,00  0,40  2,00  1,00  1,00  0,40  2.00  1,00
            --------------------------------------------------------------------
            L.M.P.(2)   0,30  0.20  1,00  0,50  0,30  0,20  1,00  0,50
            --------------------------------------------------------------------
            Fuente:     Memorandum Interno DIM-o74-95 del 06-06-1 995.
            L.M.P.(1): Limites Maximos Permisibles en Cualquier Momento (mg/l). L.M.P.(2): Limites Maximos Permisibles Valor Promedio Anual (mg/l).

            Del cuadro se deduce que se incrementa la concentracion de arsenico en el rio Mantaro despues del stock Vado, lo que explica la existencia de contaminacion de dicho rio con arsenico.

            En cuanto a los otros elementos como cobre, plomo y fierro se observa infimos incrementos que no merecen nuestra atencion.

            Referente al pH practicamente no se observa variacion al haberse registrado valores entre 7,3 y 7,8 para ambas muestras de agua.

      2.3   Calidad de Aire

            Adicionalmente se tiene una contaminacion por accion eolica principalmente sobre el material depositado en Vado.

            El aire atmosferico aledano es monitoreado en forma continua en una estacion ubicada en Casaracra (a 1 km al norte del deposito de
            Vado). En esta estacion, en el periodo enero-diciembre de 1995 el contenido de arsenico promedio fue de 0,220 (microgram)/m^3, mientras que en el periodo correspondiente a enero-junio de 1996 fue de solo 0,086 (microgram)/m^3. Esta disminucion se explica porque parte de la superficie se ha cubierto con tierra de la zona y en el extremo Oeste del area se han realizado pruebas de deposito en dos modulos de 500 m^2 cada uno, utilizando geomembrana en uno y en el otro arcilla y ademas cubriendo la superficie con tierra de cultivo y pastos.

3. ALTERNATIVAS DE MITIGACION

      Al respecto la firma canadiense ADI INTERNATIONAL INC. contratada por Centromin Peru S.A., ha estudiado diferentes alternativas de abandono y cierre de estos depositos asi como la construccion de uno nuevo para la futura produccion de trioxido de arsenico.

      Estos estudios, cuyo alcance llega al nivel de ingenieria basica y ademas prapara los terminos de referencia para la elaboracion de la ingenieria de detalle, se encuentran sujetas a los requerimientos y concuerda con la guia publicada por el Consejo Canadiense de Ministros del Medio Ambiente descrita en el "National Guidelines for The Landfilling of Hazardous Waste", CCME-WM/TR-028E, y tambien con la publicacion de La Agencia de Proteccion del Medio Ambiente de Estados Unidos "Lining of Waste Contaiminent and Other Impoundment Facilities", EPA/600/2-88/052.

      Los trabajos tambien incluyen la ejecucion de los estudios de las condiciones hidrogeologicas y geotecnicas de las areas involucradas previas al diseno, el diseno y especificaciones del sistema de monitoreo de la post-construccion, y la praparacion de las especificaciones de construccion para el deposito.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 227.
--------------------------------------------------------------------------------


      Luego de analizar las diversas alternativas de cierre y abandono: sellado del deposito en el lugar, transferir el material a un deposito disenado para el proposito fuera del deposito, posiblemente en el aeropuerto, transferencia del material a un deposito seguro en el sitio y solidificacion de los desechos usando concreto, polimeros u otros metodos, se opto por el desarrollo de un sistema de deposito seguro en el sitio, como se describe en cada caso.

      3.1   Abandono del Deposito de Malpaso

            El deposito requerido consiste de un sistema compuesto de forrado de fondo, una cubierta compuesta y un sistema de deteccion y monitoreo de lixiviado, ambos disenados para controlar la liberacion de contaminantes en el medio ambiente y control del potencial de exposicion del publico a estos.

            El sistema esta disenado para permitir que aproximadamente el 50% de los desechos sean excavados del area y movidos a un deposito provisional. La primera de las dos celdas propuestas seran construidas en el area excavada, los desechos del area removida seran excavados y movidos a la nueva celda, una segunda celda entonces sera construida en el area excavada y el desecho del deposito provisional sera depositado en esta segunda celda. El concepto es mostrado en el Plano Numero 1-Malpaso Site.

            Se estableceran las implicancias del escurrimiento de aguas superficiales, los que seran impedidos en el diseno del deposito, incluyendo el manejo de los eventos pico durante la construccion.

            El deposito requerido consistira en un sistema compuesto de doble Forro de Membrana Flexible (Flexible Membrane Liner) en el fondo, una simple cobertura compuesta FML en la parte superior y un sistema de deteccion de lixiviado entre las FML del fondo. El concepto y todos los detalles se muestran en el Plano Numero 1-Malpaso Site, junto con las secciones de la cobertura superior y la del fondo del sistema.

            Este concepto es consistente con las especificaciones de el CCME y el EPA, con la excepcion que los requerimientos para el sistema de coleccion de lixiviado han sido eliminados. El sistema de coleccion de lixiviado no es requerido ya que la celda sera inmediatamente sellada despues de colocar los desechos y no habra produccion de solucion dentro de la celda.

      3.2   Cierre del Deposito de Vado

            El trabajo de encapsulamiento sera similar al de Malpaso, pudiendo tener como area temporal una zona del nuevo deposito. Este trabajo puede ejecutarse tambien en forma modular.

            El sistema debera ser disenado para permitir que aproximadamente un tercio de los desechos sean excavados del area y acumulados sobre el area restante del deposito. Este procedimiento requerira la construccion de una berma de confeccion alrededor del area para evitar que los desechos acumulados se escurran hacia fuera del deposito, la zona de donde se extrajo el material sera preparada y se construira una celda de deposito seguro en ella.

            A continuacion se colocara en esta celda aproximadamente un tercio de los desechos y se sellara. Este procedimiento sera repetido dos veces para acomodar los dos

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 228.
--------------------------------------------------------------------------------


            tercios de desechos restantes, resultando al final en un deposito seguro consistente de tres celdas individuales.

            Este concepto y los detalles se muestran en el Plano No 1-Vado Existing Site, e incluye una ilustracion de las etapas del manipuleo de los desechos y de la construccion de las celdas.

            El area de deposito temporal sera disenada para controlar la migracion de los desechos contaminados o su lixiviacion durante el periodo en el cual el deposito temporal este en uso. El deposito temporal sera cerrado cuando se complete la construccion de las celdas.

            Como el concepto utilizado para el abandono de Malpaso, este concepto es consistente con las especificaciones de el CCME y el EPA, con la excepcion que los requerimientos para el sistema de coleccion de lixiviado han sido eliminados, ya que la celda sera inmediatamente sellada despues de colocar los desechos y no habra produccion de solucion dentro de la ceida.

      3.3   Nuevo Deposito (Vado II)

            En la zona del antiguo aeropuerto, bajo la misma tecnica de encapsulamiento, pero en forma modular, se acondicionara el area y se iniciaran los trabajos para la fabricacion de celdas. Debido a la produccion de solo 4 000 t por ano de trioxido de arsenico, el area proyectada para la colocacion de la nueva produccion, sera para un volumen final 50 000 m^3 y un tiempo de vida util de 25 anos. Debera ser disenada con una configuracion de celdas multiples.

            El uso de una configuracion de celdas multiples proporciona un grado adicional de flexibilidad en el almacenaje del desecho de arsenico, asimismo asegura que el periodo de exposicion del desecho a los elementos puede ser controlado y limitado a un maximo de celda abierta de 5 anos.

            Las especificaciones y detalles del sistema propuesto se muestran en el Plano No 1-Vado Aeroport Site.

            Teniendo en cuenta que cada celda individual del nuevo deposito estara abierta por un periodo de 5 anos, es posible que se genere un lixiviado durante los periodos de lluvia. Por lo tanto el diseno del deposito debera incluir el sistema de tratamiento de lixiviado. El sistema de tratamiento debera ser disenado para manejar la generacion de lixiviado de todas las tres celdas y debera incluir elementos de muestreo para la caracterizacion del lixiviado y un sistema para la descarga del agua tratada y residuos, sean estos de arsenato de fierro o calcio que se mezclaran con el trioxido de arsenico en las celdas.

      3.4   Presupuesto de Inversiones

            La inversion para la implementacion de los proyectos mencionados, tienen el siguiente detalle:

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 229.
--------------------------------------------------------------------------------


            --------------------------------------------------------------------
                        DESCRIPCION                            MONTO US$
            --------------------------------------------------------------------
            1.0   Abandono del deposito de Malpaso             2 800 000
            --------------------------------------------------------------------
            2.0   Cierre del deposito de Vado                  4 800 000
            --------------------------------------------------------------------
            3 0   Nuevo deposito                               1 750 000
            --------------------------------------------------------------------
                         SUB-TOTAL                             9 350 000
            --------------------------------------------------------------------
                  Imprevistos                                  1 350 000
            --------------------------------------------------------------------
                           TOTAL                              10 700 000
            --------------------------------------------------------------------

      3.5   Cronograma de ejecucion

            El cronograma de ejecucion del proyecto se estima requerira de cinco
            (5) anos bajo el siguiente detalle:

            --------------------------------------------------------------------
            ANOS    ACTIVIDAD                        MONTO   SUB-TOTAL US$
                                                      US$
            --------------------------------------------------------------------
            1 997   Deposito de Malpaso            1 625 000   1 625 000
            --------------------------------------------------------------------
            1 998   Deposito de Malpaso (fin) y   2 000 000    2 000 000
                    Deposito de Vado (inicio)
            --------------------------------------------------------------------
            1 999   Nuevo deposito                 1 000 000
                    Deposito de Vado (cont.)       2 000 000   3 000 000
            --------------------------------------------------------------------
            2 000   Nuevo deposito (cont.)         1 000 000
                    Deposito de Vado (fin)         1 600 000   2 600 000
            --------------------------------------------------------------------
            2 001   Obras Complementarias          1 475 000   1 475 000
            --------------------------------------------------------------------
                         TOTAL                                10 700 000
            --------------------------------------------------------------------

4. RESULTADOS DE MITIGACION

      La solucion propuesta permitira solucionar en forma integral el problema de contaminacion, abandonando los depositos existentes y construyendo un nuevo deposito con tecnologia de avanzada y que se ajuste a las normas y requerimientos mas exigentes a nivel mundial.

      El area de los antiguos depositos quedara al final de los trabajos de una apariencia natural, similar al de su entorno.

      Los controles y muestreos tanto de la calidad de aire del medio ambiente como del agua que discurre por el rio Mantaro, estaran acorde a los niveles maximos permisibles establecidos en la resoluciones del Ministerio de Energia y Minas No 011-96-EM/VMM del 10 de enero de l996 y No 315-96-EM/VMM del 16 de julio de 1996.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 230.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   Niveles Maximos Permisibles para Efluentes Liquidos Minero-    Efluente
                            Metalurgicos                             al
--------------------------------------------------------------------------------
        Parametro          Valor en Cualquier  Valor Promedio   Rio Mantaro
                               Momento            Anual
--------------------------------------------------------------------------------
pH                          > 6 y < 9         > 6 y < 9          7-8
--------------------------------------------------------------------------------
Solidos suspendidos (mg/l)       50                25             25
--------------------------------------------------------------------------------
Plomo (mg/l)                    0,4               0,2             0,2
--------------------------------------------------------------------------------
Cobre (mg/l)                    1,0               0,3             0,3
--------------------------------------------------------------------------------
Zinc (mg/l)                     3,0               1,0             1,0
--------------------------------------------------------------------------------
Fierro (mg/l)                   2,0               1,0             1,0
--------------------------------------------------------------------------------
Arsenico (mg/l)                 1,0               0,5             0,5
--------------------------------------------------------------------------------
Cianuro total                   1,0               1,0             1,0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Niveles Maximos Permisibles de Calidad de Aire        Calidad Aire
--------------------------------------------------------------------------------
                    Concentracion       Concentracion        Alrededores
                  Media Aritmetica     Media Aritmetica       Depositos
     Parametro         Diaria               Anual               Anual
               (microgram)/m^2 (ppm) (microgram)/m^2 (ppm) (microgram)/m^2 (ppm)
--------------------------------------------------------------------------------
     Arsenico            6                                        6
--------------------------------------------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 231.
--------------------------------------------------------------------------------


                                  [MAP OMITTED]


                                    FIGURA 1
                               PLANO DE UBICACION

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 232.
--------------------------------------------------------------------------------


                                  [MAP OMITTED]


Proj.
     PLAN DE CIERRE DEL
     DEPOSITO DE TRIOXIDO
     DE ARSENICO DE VADO
     Y ABANDONO DEL DEPOSITO
     DE MALPASO - LA OROYA

Dwg.
     AREA DE VADO

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 233.
--------------------------------------------------------------------------------


                              [SITE PLANS OMITTED]


                                  MALPASO SITE

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 234.
--------------------------------------------------------------------------------


                              [SITE PLANS OMITTED]


                               VADO EXISTING SITE

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 235.
--------------------------------------------------------------------------------


                              [SITE PLANS OMITTED]


                               VADO AEROPORT SITE

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 236.
--------------------------------------------------------------------------------


5.4.15 PROYECTO No 15

                                FERRITAS DE ZINC

1. OBJETIVO

      Este proyecto tiene por objetivo evaluar las condiciones de estabilidad y sobreelevacion de los depositos de ferritas de zinc, y consecuentemente establecer las obras requeridas para mitigar o eliminar los impactos ambientales que afectan la tierra, el agua, la atmosfera y la vida, ademas la recuperacion y remediacion de suelos.

      El proyecto contempla como medidas de mitigacion para las ferritas de zinc dos escenarios:

      o Ampliacion de los depositos No 3 y 4 y abandono tecnico de los cuatro depositos.

      o     Factibilidad tecnico-economica para el procesamiento.

2. EVALUACION DEL IMPACTO

      La obtencion del zinc refinado desde los concentrados sulfurados de zinc en el complejo metalurgico de La Oroya se lleva a cabo a traves de procesos pirometalurgicos e hidrometalurgicos (tostacion, lixiviacion, purificacion, electrodeposicion, fusion y moldeo).

      En el proceso hidrometalurgico de lixiviacion se realiza la disolucion del zinc de las calcinas (producto de la tostacion de concentrados) en un lixiviante acido (electrolito gastado) obteniendose una solucion de sulfato de zinc y un residuo solido cuyo compuesto principal (75,0%) es conocido como "Ferritas de Zinc" (Fe(2)O(3)ZnO).

      Los volumenes de residuos generados (115,0 t/d) en la etapa de lixiviacion sobrepasa la capacidad de tratamiento de la planta "Zileret" (50 t/d), situacion que obliga a almacenar el excedente en los depositos ubicados en Huanchan a 3 km. del complejo metalurgico. Al 31 de octubre de 1996 se tiene almacenados 1 242 797 t.

      Las pulpas de ferritas se depositan en pozas conformadas por diques perimetricos de material prestado. Para satisfacer la creciente demanda de capacidad, las alturas de los diques son constantemente incrementadas siguiendo la metodologia "aguas arriba" sin compactacion ni adicion de humedad.

      El agua que trae la pulpa de ferritas es decantada en uno de los extremos de cada poza y evacuado por una tuberia enterrada hacia el rio Mantaro por su ladera izquierda.

      Las condiciones climaticas tales como vientos y lluvias originan por un lado arrastre de las particulas finas al medio ambiente y disolucion de las sales solubles (SO(4)Zn) que finalmente descargan al rio Mantaro.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 237.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                 DIAGRAMA DE FLUJO DE LA GENERACION DE RESIDUOS
                                CIRCUITO DE ZINC


                                [GRAPHIC OMITTED]


--------------------------------------------------------------------------------

      2.1 ESTABILIDAD DE LOS TALUDES DE LOS DEPOSITOS

            El estudio de estabilidad de los taludes de los depositos realizados por la empresa "Rescan Peru S.A." determina que algunos sectores de los depositos tienen taludes con estabilidad critica y los restantes tienen valores de factores de seguridad cercanos al minimo especificado, como se aprecia en el siguiente cuadro:

           ---------------------------------------------------------------------
           SECCION     POZA      TALUD    FACTOR DE    SEGURIDAD   CONDICION
                                          ----------------------
                                           ESTATICO     SISMICO
           ---------------------------------------------------------------------
              1-1        1     IZQUIERDO     1.165        0.946     Critico
                                DERECHO      1.482        1.158     Estable
           ---------------------------------------------------------------------
              2-2        2     IZQUIERDO     1.266        0.966     Estable
                                DERECHO      2.468        1.692     Estable
           ---------------------------------------------------------------------
              3-3        3     IZQUIERDO     1.481        1.102     Estable
           ---------------------------------------------------------------------
              4-4        3     IZQUIERDO     1.423        1.065     Critico
           ---------------------------------------------------------------------
              5-5        4     IZQUIERDO     1.467        1.090     Critico
           ---------------------------------------------------------------------
              6-6        4     IZQUIERDO     1.432        1.139     Estable
           ---------------------------------------------------------------------

Coeficiente sismico: 1.5; Metodo utilizado : Metodo de Bishop.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 238.
--------------------------------------------------------------------------------


      2.2 CALIDAD DE AIRE

            La contaminacion del medio ambiente por accion eolica tiene lugar debido a que el material humedo depositado en las pozas al secarse por accion de la temperatura solar se convierte en polvo fino que es arrastrado por el viento.

            El aire atmosferico aledano es monitoreado en forma continua en una estacion ubicada entre los depositos de escoria y de Ferritas en Huanchan. En esa estacion, en el periodo Enero-Agosto de 1996 se analizaron los elementos mostrados a continuacion cuyos contenidos estan dentro de los niveles maximos permisibles a excepcion del plomo el cual reporta un contenido promedio de 2.7 (micro)g/m^3, superior a los niveles maximos permisibles y que probablemente esta influenciado por las emisiones gaseosas de la chimenea principal del complejo cuya descarga por accion del viento es orientada hacia ese lugar.

--------------------------------------------------------------------------------
                  ANALISIS DE MATERIAL PARTICULADO EN HUANCHAN
                             ENERO - AGOSTO DE 1996
--------------------------------------------------------------------------------
      MES                                (micro)g/m^3
--------------------------------------------------------------------------------
                        SPM            As             Pb              Cd
--------------------------------------------------------------------------------
      ENE              71.517         0.036          0.215           0.007
--------------------------------------------------------------------------------
      FEB             120.143         0.493          1.105           0.024
--------------------------------------------------------------------------------
      MAR              60.422         0.453          0.906           0.024
--------------------------------------------------------------------------------
      ABR              79.713         0.797          1.036           0.032
--------------------------------------------------------------------------------
      MAY             175.617         2.107          4.390           0.263
--------------------------------------------------------------------------------
      JUN             297.440         6.544         10.113           0.476
--------------------------------------------------------------------------------
      JUL             237.019         0.640          0.427           0.095
--------------------------------------------------------------------------------
      AGO             121.979         1.134          3.537           0.110
--------------------------------------------------------------------------------
      PROM            145.481         1.526          2.716           0.129
--------------------------------------------------------------------------------
                         NIVELES MAXIMOS PERMISIBLES
--------------------------------------------------------------------------------
                       SPM*            As*            Pb**
--------------------------------------------------------------------------------
                       350             6.0            1.5
--------------------------------------------------------------------------------
(*) Concentracion media aritmetica diaria
(**) Concentracion mensual
--------------------------------------------------------------------------------

      2.3 CALIDAD DE AGUA

            Por estar los depositos de los residuos lixiviados ubicados en la ribera del rio Mantaro, en un area de material aluvial y ademas expuestos a la accion de las lluvias las que se intensifican en las epocas de invierno, percolan y ocasionan la disolucion de las sales solubles de Zn y otros elementos, las cuales llegan a discurrir y contaminar el rio Mantaro.

            La seccion de pruebas de control efectua un control de los flujos y contenidos metalicos que dicho efluente descarga al rio Mantaro, los cuales son mostrados a continuacion y representa un promedio de enero - agosto de 1996.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 239.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       EFLUENTE LIQUIDO DESCARGADO AL RIO
--------------------------------------------------------------------------------
                          DE LOS DEPOSITOS DE HUANCHAN
--------------------------------------------------------------------------------
                          PROMEDIO ENERO-AGOSTO DE 1996
--------------------------------------------------------------------------------
 FLUJO     TEMP.          SOLIDOS                  mg/l
m^3/min. (degrees)C         EN       ------------------------------------------
                    pH   SUSPENSION     AS    Cd    Cu     Fe    Mn    Pb    Zn
--------------------------------------------------------------------------------
 0.488      16     7.03     40         0.08 0.50  0.05    0.25  18.40 1.43  222
--------------------------------------------------------------------------------
                NIVELES MAXIMOS PERMISIBLES R.M. No 011-96 EM/VMM
--------------------------------------------------------------------------------
                          SOLIDOS                   mg/l
                            EN        ------------------------------------------
                         SUSPENSION      pH       AS     Cu    Fe    Pb    Zn
--------------------------------------------------------------------------------
      Anexo No 2            100     > 5.5 < 10.5   1.0   2.0   5.0   1.0   6.0
--------------------------------------------------------------------------------
      Anexo No 1             50     > 6.0 <  9.0    1.0   1.0   2.0   0.4   3.0
--------------------------------------------------------------------------------

            Del cuadro se deduce que el contenido de Zn y Pb tienen concentraciones superiores a los maximos permisibles; en cuanto a los otros elementos como Cu, Fe y As se observa que estan dentro de los maximos permisibles, y referente al pH, practicamente los valores estan dentro del limite establecido.

      2.4 UBICACION DE LOS DEPOSITOS

            La ubicacion exacta de los depositos de los residuos de lixiviacion de zinc (Ferritas de zinc) se detallan en el plano No. M03-96-04.

      2.5 CANTIDAD DE RESIDUO DISPONIBLE A LA FECHA (31-10-96), t-s

                        -------------------------------
                        Poza No 1             102 623,8
                        -------------------------------
                        Poza No 2              94 429,5
                        -------------------------------
                        Poza No 3             312 935,0
                        -------------------------------
                        Poza No 4             732 708,7
                        -------------------------------
                         Total              1 242 797,0
                        -------------------------------

      2.6 DIMENSION DE LAS PILAS DE ALMACENAMIENTO:

                  ---------------------------------------
                  Poza No l                  11 760.0 m^2
                  ---------------------------------------
                  Poza No 2                  11 600.5 m^2
                  ---------------------------------------
                  Poza No 3                  25 868.5 m^2
                  ---------------------------------------
                  Poza No 4                  45 576.0 m^2
                  ---------------------------------------
                       Total                 94 805.0 m^2
                  ---------------------------------------

                    La altura de las pozas varian de 6 a 12 metros.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 240.
--------------------------------------------------------------------------------

      2.7 ANALISIS QUIMICO DE LAS FERRITAS DE ZIYC

---------------------------------------------------------------------------------------
          a.- ANALISIS QUIMICO DEL RESIDUO ALMACENADO EN POZAS ANTIGUAS
                               (ANTES DE 1980), %
---------------------------------------------------------------------------------------
           Fe    Zn    Pb    SiO2  S     Mn    Cu    CaO   Se    Na    Te       e,pp
---------------------------------------------------------------------------------------
Promedio   32.0  25.5  4.4   4.0   2.6   1.6   0.6   0.5   0.5   0.1   0.4      7.0
---------------------------------------------------------------------------------------
Variacion, 1.2   0.7   0.3   0.5   0.2   0.1   0.02  0.1   0.1   0.02  0.0      2.0
---------------------------------------------------------------------------------------
           Al2O3 Cd    In    Sb    Bi    Ga    Ni    Co    Sn    TI    Ag, g/t  Au, g/t
---------------------------------------------------------------------------------------
Promedio   0.2   0.1   0.1   0.1   0.03  0.02  0.01  0.1   0.1 < 0,01  302      0.3
---------------------------------------------------------------------------------------
Variacion, 0.04  0.01  0.01  0.01  0.01  0.01  0.01  0.01  0.01  0.01  33       0.1
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                b. ANALISIS QUIMICO DE LOS REIDUOS RECIENTES, %:
--------------------------------------------------------------------------------
Fe    Zn    Pb    SiO   S     Mn    Cu   Al   AS   K    Na     g, pp    e, pp
--------------------------------------------------------------------------------
32.4  23.5  5.0   2.0   2     1.5   0.6  0.3  0.3  0.1  0.1   < 10      7.00
--------------------------------------------------------------------------------
Te    Cd    In    Sb    Bi    Ga    Ni   Co   Sn   Mg   TI     Ag, g/t  Au, g/t
--------------------------------------------------------------------------------
0.0   0.13  0.1   0.1   0.04  0     0,0  5    0.1  0.1 < 0,01   345     0.25
--------------------------------------------------------------------------------

3. ALTERNATIVAS DE MITIGACION

      El proyecto de las ferritas de zinc contempla diversas medidas y obras de ingenieria a ser ejecutadas, hasta el cierre total de los depositos; en ese sentido la mitigacion de los impactos ambientales, por ellos, esta enmarcado dentro de dos escenarios

      3.1 PRIMER ESCENARIO: Abandono tecnico de los depositos

            3.1.1 ESTABILIDAD FISICA

                  Considera las obras que deberan ejecutarse (muros de confinamiento, canales ce coronacion, cunetas, etc.) para garantizar la estabilidad de los depositos contra colapsos, erosiones por escorrentia pluvial y contra contaminacion ambiental, dentro de limites razonables de ocurrencia sismica y lluvias extraordinarias.

                  Para este desarrollo se han ejecutado estudios relacionados a los siguientes aspectos:

                  o Investigaciones geotecnicas: investigaciones de campo, ensayos de laboratorio, clasificacion de suelos, descripcion del perfil estatigrafico, determinacion de parametros de resistencia a partir de ensayos SPT, etc.

                  o Evaluacion de estabilidad de los depositos existentes: estabilidad de taludes de escorias, estabilidad de la ladera adyacente al deposito, metodos de analisis.

                        o     Potencial de crecimiento y capacidad remanente.

                        o     Estabilidad contra escorrentias pluviales.

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 241.
--------------------------------------------------------------------------------


                        o     Control contra infiltraciones.

                        o     Estabilidad contra erosion eolica.

                        o     Control de efluentes.

                  Los muros de confinamiento que se provecta en el perimetro de los depositos, asi como las cunetas que serviran para evacuar las aguas de las infiltraciones deberan ser construidas empleando concreto resistente a las heladas y al ataque de sulfatos.

                  Para la estabilidad contra escorrentias pluviales se construiran canales de coronacion (inclinacion constante de 50(degrees) en las laderas adyacentes a los depositos para captar un caudal de aproximadamente 45 l/seg.

                  Las infiltraciones hidricas seran captadas por una cuneta proyectada al pie de los taludes de los depositos y conducidos al rio Mantaro.

            3.1.2 CAPACIDAD DE ALMACENAMIENTO

                  La capacidad de almacenamiento de los depositos No 1 y 2 esta en el limite, los cuales deben tener un reforzamiento de los taludes y abandonarse tecnicamente. Los depositos No 3 y 4 si tienen un potencial de crecimiento (sobreelevacion) y pueden continuar almacenando residuos por un periodo de tiempo relativamente corto; sin embargo deben efectuarse reforzamiento de todos los taludes cuya estabilidad fisica lo requiera.

            3.1.3 MEDIDAS DE CONTROL AMBIENTAL

                  Corresponde a todas las medidas que deben tomarse para efectuar los controles, tanto de estabilidad como de efluentes; Con respecto a la estabilidad fisica el reforzamiento de todos los taludes de las cuatro pozas garantizaran la estabilidad ante cualquier contingencia sismica, y en cuanto a los efluentes liquidos que emanan los depositos, estos seran solucionados con la implementacion de una planta de tratamiento de efluente liquidos industriales para fundicion y refinerias; en tal sentido la solucion descargada al rio Mantaro estara dentro de los limites permisibles establescidos por M.E.M.

      3.2 SEGUNDO ESCENARIO: Factibilidad tecnico - economica de procesamiento de las ferritas de zinc

            Las ferritas de zinc almacenadas en el lugar conocido como Huanchan distante a 3 km. del complejo metalurgico de La Oroya (diagrama No 4.1.3/1 - Capitulo IV) alcanzan a 1 242 739 t valorizados aproximadamente en US $ 230 millones en sus contenidos metalicos de Zn, Ag. Cd, Cu. La justificacion de esta alternativa se resume a continuacion:

PAMA COMPLEJO METALURGICO - LA OROYA          Capitulo V                Pag 242.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Tecnologias para el procesamiento de ferritas de zinc
--------------------------------------------------------------------------------
        Tecnologia            Proceso             Inversion   Costo de trat.
                                               US $ Millones    US $/t Res.
--------------------------------------------------------------------------------
        AUSMELT          Lanza sumergida            80,00          88,00
                         (Proceso nuevo)      Cap. Pta: 175 000
                                                    t/ano
--------------------------------------------------------------------------------
        LURGI            Waeiz                      54,00         100,00
                         Proceso conocido     Cap. Pta: 60 000
                                                    t/ano
--------------------------------------------------------------------------------

            Tecnologia de Lixiviacion presurizada con concentrados de zinc

            Esta tecnologia como alternativa consiste en reemplazar los tres tostadores de cama fluida (FBR) y el tostador de lecho turbulento
            (TLR) por una planta de lixiviacion a presion en autoclaves, para tratar directamente los cancentrados de zinc (sphalerite) a traves de la tecnologia de lixiviacion a presion (SHERRIT). Esta planta de lixiviacion, para una produccion de 70 000 t.p.a. de zinc refinado tiene un costo de US $ 40 millones, comparado con el costo de un nuevo TLR y su respectiva planta de acido sulfurico que es del orden de los US $ 52,9 millones.

            La tecnologia de lixiviacion a presion permitira en la planta Zileret (Horno Kiln de 50 t de capacidad/ dia) pueda emplearse para procesar exclusivamente las ferritas almacenadas en Huanchan, asi mismo tendra otras ventajas tales como:

            o Se solucianaria el problema de emisiones de gases SO(2) debido a que el azufre se fijaria coma azufre elemental, aun cuando es conocido que su mercado es limitado.

            o Permitira contrarrestar el problema de parque automotor para el transporte de acida sulfurico, asi como tambien la capacidad de almacenaje.

4.    RESULTADOS DE LA MITIGACION

      La implementacion de este proyecto permitira cubrir los siguientes aspectos:

      4.1   CONTAMINACION

                  Minimizara la contaminacion del rio Mantaro. Los analisis quimicos de las saluciones descargadas por la planta de tratamiento de efluentes se adecuara a los limites permisibles establecidos par el M.E.M. y las aguas provenientes de drenaje y/o escorrentias, indican que contienen porcentajes permisibles que no afectan las aguas naturales del entorno, por lo que se considera que las aguas captadas par las cunetas construidas seran descargadas directamente al rio Mantara, previa sedimentacion por lo que no sera necesario la construccion de sistemas de tratamiento de aguas.

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo V                 Pag 243.
--------------------------------------------------------------------------------

      4.2   ESTABILIDAD FISICA

            Garantizara una estabilidad estatica y dinamica de los depositos de almacenamiento de ferritas ante un movimiento sismico, condicion de suma importancia por estar La Oroya localizada en una region calificada de alta sismicidad

      4.3   RECUPERACION DE VALORES MITALICOS DE LAS FERRITAS

            Las tecnologias arriba mencionadas permiten recuperar los valores metalicos contenido en las ferritas de zinc, para que en el futuro sea posible recuperar los suelos con un cierre definitivo de los depositos.


5.    PRESUPUESTO DE INVERSIONES

      Las inversiones para la implementacion del proyecto, tendran el siguiente detalle:

--------------------------------------------------------------------------------
                  DESCRIPCION                                MONTO US$
--------------------------------------------------------------------------------
       Ingenieria de detalle                                  160 000
--------------------------------------------------------------------------------
       Construccion de muros Pie de Taludes                  2 570 000
--------------------------------------------------------------------------------
       Impermeabilizacion de los depositos                    740 000
--------------------------------------------------------------------------------
       Muros de defensa Ladera del Rio                        216 000
--------------------------------------------------------------------------------
       Restauracion de suelos                                 400 000
--------------------------------------------------------------------------------
       Tuberia de conduccion de efluentes y                   480 0000
       filtraciones
--------------------------------------------------------------------------------
       Canal hacia la planta de tratamiento y caja de         146 000
       captacion
--------------------------------------------------------------------------------
                  SUB TOTAL                                  4 712 000
--------------------------------------------------------------------------------
       Imprevistos                                            888 000
--------------------------------------------------------------------------------
                  TOTAL                                      5 600 000
--------------------------------------------------------------------------------

6.    CRONOGRAMA DE EJECUCION

       El Cronograma de ejecucion del proyecto se estima requerira de cuatro (6) anos

7.    FUENTES

                   :    AUSMELT LIMITED.
                   :    BOART LONGYEAR S.A
                   :    KILBORN. SNC. LAVALIN EUROP
                   :    A.D. ZUNKEL CONSULTANTS INC.

                                  [MAP OMITTED]

                              -------------------------------------------------
                                               Centromin Peru
                              -------------------------------------------------
                                              Rescan Peru S.A.
                              -------------------------------------------------
                               PLAN DE CIERRE DEPOSITO DE FERRITAS - LA OROYA
                                           ESTUDIO DE FACTIBILIDAD
                              -------------------------------------------------
                                    DISPOSICION GENERAL DE SOBREELEVACION
                                             Y OBRAS CORRECTIVAS
                              -------------------------------------------------
                                                 [ILLEGIBLE]

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo V                 Pag 244.
--------------------------------------------------------------------------------

5.4.16. PROYECTO No. 16

            TRATAMIENTO DE AGUAS SERVIIDAS Y DISPOSICION DE BASURA EN
                                    LA OROYA

1.-   OBJETIVO

      La ejecucion de las obras de ingenieria pertinentes y la adquisicion e instalacion de equipos, que permitan efectuar el tratamiento de aguas servidas y disposicion de basura de las zonas de vivienda dependientes de Centromin Peru S.A., para evitar la contaminacion por estos conceptos del rio Mantaro, cumpliendo con los requerimientos senalados por las entidades gubernamentales.

2.-   EVALUACION DEL IMPACTO

      El sistema de alcantarillado que se dispone en las areas de vivienda de Centromin Peru a lo largo de las riberas del rio Mantaro constituye una red que permite colectar la casi totalidad de las aguas servidas y de escorrentia, se encuentra en buen estado de conservacion, pero sus descargas van en forma directa al mencionado rio.

      Estos vertimientos sin ningun tratamiento, se constituyen en uno de Los contaminantes del rio Mantaro.

      En relacion a la basura, su recojo se realiza con un camion compactador, el cual no abastece la demanda existente, al tener que recorrer adicionalmente nueve kilometros desde el punto de recoleccion.

      En el area de disposicion, la basura es colocada sin seguir las tecnicas de un relleno sanitario, situacion que se complica por estar este deposito en la margen izquierda del rio Mantaro, muy proxima al cauce de sus aguas. Constituyendose por lo tanto en un punto adicional de contaminacion.

3.-   ALTERNATTVA PARA LA MITIGACION

      Contandose con el apoyo de la firma AQUAPLAN INGENIEROS SRL, luego de analizadas diversas alternativas de solucion desde el punto de vista tecnicoeconomico, se definio para el caso de las aguas servidas, la alternativa de tratamiento con dos (2) plantas de lodos activados por el metodo de aereacion extendida. Para la disposicion de basuras, se adopto la solucion de relleno sanitario bajo el metodo de trinchera, el cual esta dentro de las normas emitidas por el Ministerio de Salud (DIGESA).

      3.1   TRATAMIENTO DE AGIJAS SERVIDAS

      Para tal efecto se ha considerado dos (2) plantas para las areas de vivienda ubicadas a lo largo de las riberas del rio Mantaro, una en la zona de Chulec y la otra frente al hotel Inca en la zona de Sudete.

      El proyecto considera tambien las lineas de interseccion, conduccion y coleccion de las aguas servidas hacia las plantas de tratamiento. Debido a las caracteristicas topograficas de La zona sera necesario instalar estaciones de bombeo.

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo V                 Pag 245.
--------------------------------------------------------------------------------

      Luego del tratamiento, el cual usa procesos biologicos, se tendra un efluente de descarga al rio de 30 ppm. de BOD y 40 ppm. de solidos suspendidos.

      o     PLANTA DE CHULEC

            Instalacion con una capacidad de tratamiento de 12.5 litros/seg., ubicada en la margen derecha del rio Mantaro, en el area denominada Parque Lavaropa. Su area de influencia comprende los sectores de Mayupampa, Chupampa, Tortilla y Chulec.

            El tratamiento considera los siguientes procesos:

            Desarenado, en el cual las aguas servidas son impulsadas por una estacion de bombeo y conducidas a un canal desarenador de concreto armado, donde mediante el principio de segmentacion diferencial, se sedimentan las arenas manteniendo en suspencion los solidos organicos, que luego son desmenuzados en un triturador.

            Aereacion, donde la materia organica es digerida por los microorganismos aerobicos contenidos en el lodo reciclado. Este proceso se efectuara en un tanque de concreto armado de 12.0 m. x
            24.0 m. x 4.0 in., con dos (2) aereadores de 2 HP para transferir a la masa liquida 5.80 lbs/hr. de oxigeno en conjunto.

            Decantacion, con funcion de separar los solidos de La parte liquida. El tanque a utilizarse sera de concreto armado de 16,60 in. x 3,60 in. x 3.00 in., con un periodo de retencion de 4 horas y una tasa superficial maxima de 30 gal/p2/hr., dispondra de un sisteina mecanico de limpieza.

            Secado, proceso que se realizara en dos (2) lechos de secado de concreto armado de 400 m. x 10.00 m. x 1.00 m, donde el excedentes de lodos seran secados en forma acelerada por filtracion, retornandose el liquido sobrenadante ad tanque de aereacion por bombeo.

            Control, actividad que se realizara en un laboratorio de un area de
            6.00 m. x 6.00 m, donde se determinara diariamente los valores de BDO, SS, pH, Oxigeno Disuelto, SVI (solidos volatiles) y NMP (numero mas probable de coliformes fecales).

      o     PLANTA DE SUDETE

            Instalacion con una capacidad de tratamiento de 18.0 litros/seg, ubicada en un area recreacional en Sudete frente al Hotel Inca. Su area de influencia comprende los sectores de Amachay, Hidro, Railway, Hoteles y Sudete.

            El tratamiento considera los misinos procesos a los senalados en la Planta de Chulec, con las siguientes caracteristicas fisicas:

            Desarenado, en un canal de concreto armado con una longitud total de 13,60 m., con sistema de limpieza manual, sistema de medicion de caudal tipo Parshall y triturador de solidos

            Aereacion, en un tanque de concreto armado de forma trapezoidad con un area de 390 m2 y una profundidad de 4.60m, con dos (2) aereadores de 3.5 HP para transferir a la masa liquida 6.80 lbs/hr. de oxigeno en conjunto.

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo V                 Pag 246.
--------------------------------------------------------------------------------

            Decantacion, con dos tanques gemelos de concreto armado de 24,00 m. x 3,80 m. x 400 m. cada uno, con un periodo de retencion de 4 horas y una tasa superficial maxima de 30 gal/p2/hr., dispondra cada unidad de un sistema mecanico de limpieza de lodos. Los lodos obtenidos seran bombeados al tanque de aereacion. Secado, proceso no requerido en esta planta.

            Control, actividad que se realizara en un laboratorio de un area de
            6.00 m. x 6.00 m., donde se determinara diariamenre los valores de BDO, SS, pH, Oxigeno Disuelto, SVI (solidos volatiles) y NMP (numero mas probable de coliformes fecales).

            ESTACIONES DE BOMBEO

            Por cuestiones topograficas, el sistema dispondra de tres (3) estaciones de bombeo, dos para Chulec y una para Sudete.

3.2   DISPOSICION DE BASURA

      La solucion seleccionada corresponde al de una planta de disposicion final de residuos, bajo las tecnicas del metodo denominado Relleno Sanitario.

      La planta estara ubicada en La zona de Cochabamba, en el area actual de deposicion, donde se dispone de un area util de 2,5 hectareas.

      o     CELDAS

            Se tendran modulos compuesto por celdas tipo trinchera de 5,00 m. de ancho por 3,00 m. de alto con largos variables segun la configuracion del area. Estas celdas estaran impermeabilizadas en el fondo con un geotextil mas una geomembrana Gundle. La colocacion de basura se efectuara por capas de 0,20 a 0,30 m esparcidas y compactadas con tractor, una vez concluida su altura de diseno, se cubrira con una capa de tierra de 0,40 m tambien compactada. Se considera tambien chimeneas de evacuacion de gases y el drenaje y captacion de liquidos, asi como el tratamiento de estos ultimos en pozos septicos.

      o     OBRAS COMPLEMENTARIAS

            Se tiene proyectado ejecutar edificaciones para cochera, almacenamiento, caseta de control, oficinas y un cerco perimetral.

      o     EQUIPAMIENTO

            Dos (2) camiones compactadores recolectores de basura de 16 Yd3.

            Tractor de orugas, D4 o D6.

            Carro tanque con manguera y aspersores.

            Bomba para desaguar el agua de lluvia.

4.-   RESULTADOS DE LA MITIGACION

      La solucion propuesta permitira por primera vez en La Oroya, iniciar un programa de saneamiento ambiental que garantice el tratamiento de las aguas servidas y basura, disminuyendo por estos motivos la contaminacion del rio Mantaro. De esta manera se

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo V                 Pag 247.
--------------------------------------------------------------------------------

      iniciara la materializacion del desarrollo sustentable que sefialan los conceptos fundamentales del control del medio ambiente.

      Este proyecto si bien se encuentra a nivel de ingenieria de detalle, ha merecido la atencion de organismos como el Ministerio de la Presidencia, pues la solucion adoptada esta siendo considerada dentro de los planes del saneamiento integral de la ciudad de La Oroya.

5.-   PRESUPUESTO DE INVERSIONES

      El proyecto de tratamiento de aguas servidas y disposicion de basura, requerira la ejecucion de las siguientes items y montos de ejecucion que incluyen, en cuanto a equipos, solo se considera la adquisicion de dos (2) camiones compactadores recolectores:

             DESCRIPCION                  MONTO (US$)        SUB-TOTAL (US$)
             -----------                  -----------        ---------------

      1.1    Obras de intercepcion y        425 000              425 000
             conduccion.
      1.2    Plantas de tratamiento
             Chulec                        1 100 000
             Sudete                        1 100 000
      1.3    Disposicion de Basura          425 000             2 625 000
             SUB-TOTAL                                          3 050 000
             IMPREVISTOS +/-15%                                  450 000
             TOTAL                                              3 500 000

6.-   CRONOGRAMA DE EJECUCION

      El Cronograma de ejecucion del proyecto se estima requerira de tres (3) anos bajo el siguiente detalle:

      ANO    ACTVIDAD                     MONTO (US$)        SUB-TOTAL CUSS)
      ---    --------                     -----------        ---------------

      1998   Obras de intercepcion y        500 000
             conduccion Mayupampa,
             Chulec, Amachay, Hidro
             Disposicion de Basura          500 000             1 000 000
      1999   Planta de tratamiento en      1 250 000           1 250 000
             Chulec
      2000   Planta de tratamiento en      1 250 000           1 250 000
             Sudete
             TOTAL                                              3 500 000

                           --------------------------
                                   CAPITULO VI
                           --------------------------

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo VI                Pag 248.
--------------------------------------------------------------------------------

6.    PLAN DE CIERRE

      6.1.  Escenario

            Debido a la importancia que el complejo metalurgico tiene dentro del desarrollo socioeconomico de la region, por ser el centro industrial de mayor generador de empleo y divisas, al producir metales que en gran volumen se exportan a diferentes paises del mundo, la probabilidad de un cierre de sus operaciones no es predecible en el corto y mediano plazo.

            Si se considera adicionalmente su magnitud, diversidad y complejidad de sus operaciones metalurgicas, al ser una de las cuatro fundiciones del mundo capaces de tratar concentrados polimetalicos con un porcentaje alto de impurezas, el plan de cierre respectivo, debera considerar innumerables acciones de planeamiento y ejecucion que estaran sujetas durante su implementacion, no solo a cuestiones netamente tecnicas sino tambien a decisiones economicas o politicas.

      6.2.  Alcance

            Segun se estipula en los dispositivos legales relacionados al medio ambiente, es necesario desarrollar un Plan de Cierre de toda unidad industrial en operacion, con el proposito de disponer al cese de sus operaciones, de un programa de actividades que permitan garantizar la restauracion y recuperacion del area del emplazamiento, hasta niveles aceptables para usos futuros.

            Bajo este esquema el Complejo Metalurgico de La Oroya, ha desarrollado un plan de cierre hasta el nivel de ingenieria basica con el apoyo de la firma canadiense ADI INTERNATIONAL INC.

            Por las consideraciones indicadas, se estima que el Plan de Cierre se llevara acabo en el largo plazo, razon por la cual en el desarrollo del presente PAMA, tal como puede apreciarse en los capitulos precedentes, se ha proyectado diversos trabajos de mitigacion y de modernizacion de procesos, que estan orientados a solucionar los problemas ambientales existentes, hasta alcanzar o mejorar los niveles permisibles exigidos.

            El alcanzar estos niveles, circunscribe el Plan de Cierre, al estudio de los emplazamientos de sus areas industriales tanto de la Fundicion como el de las Refinerias de Cobre y Plomo, en una extension total de 55 hectareas.

      6.3.  Situacion Actual

            La antiguedad del Complejo Metalurgico La Oroya, la gran cantidad de edificaciones, equipos de proceso tanto mecinicos, electricos y de control, y la diversidad de procesos metalurgicos para la fundicion y refinacion de los 20 metales entre productos y subproductos, ha dado como origen que parte de la extension de su emplazamiento haya sido afectadas por la contaminacion originada por la actividad industrial.

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo VI                Pag 249.
--------------------------------------------------------------------------------

            Se tiene por lo tanto un escenario propio de una zona industrial de alta congestion, que tendria que ser revertido a una condicion similar a la que tuvo antes del inicio de su actividad industrial.

      6.4.  Objetivo

            Desarrollo de los estudios de ingenieria hasta el nivel basico, que permitan ejecutar el plan de cierre del Complejo Metalurgico de acuerdo con los alcances senalados para el PAMA. Dentro de estos lineamientos se considera la remocion de las instalaciones existentes, eliminacion de fuentes de contaminacion, recuperacion de suelos y las respectivas obras de remediacion, hasta devolver al area sus caracteristicas iniciales antes de las operaciones metalurgicas.

      6.5   Plan de cierre

            El cierre de los procesos operacionales en los complejos de la Fundicion y Refinerias resultara en un decrecimiento dramatico del volumen y cantidad de los contaminantes emitidos, pero su ejecucion requerira de un planeamiento detallado de actividades que se inician con la decision de cierre y terminan con la implementacion de medidas de recuperacion del area y los controles de post-cierre.

            Este Plan de Cierre, si bien no parece ser de ejecucion inmediata, constituira el elemento de planeamiento mas importante, no solo al final de las operaciones, sino ante la eventualidad de cierres parciales. Por otra parte, el planeamiento detallado de las varias fases del cierre como los trabajos de demolicion y desmantelamiento, restauracion a niveles aceptables de calidad ambiental y otros inherentes al caso, permitiran un uso racional de recursos, al tener que requerirse cantidades considerables de tiempo y dinero.

            6.5.1 Fases de Cierre

                  Para implementar el cierre debera ejecutarse un plan maestro que considere todos los aspectos del cierre, desde el agotamiento de las existencias en proceso hasta las investigaciones en el area despues de la demolicion de las instalaciones.

                  Para la confeccion e implementacion de este plan maestro detallado se ha considerado llevar a cabo las siguientes cuatro fases principales:

                  o     Planeamiento de detalle
                  o     Establecimiento de controles de medio ambiente
                  o     Desmantelamiento y demolicion
                  o     Investigacion y recuperacion del area.

                  El planeamiento de detalle, proveera toda la documentacion pertinente al plan maestro para el desmantelamiento, demolicion y recuperacion de las areas de la Fundicion y Refinerias, asi como el de asegurar la salud, seguridad y los estandares ambientales a lo largo de un proceso de varios anos. Un detalle de las actividades que comprende esta fase puede apreciarse en la figura 6.5.1/1.

                  Los controles de medio ambiente deberan establecerse antes del trabajo de desmantelamiento y demolicion y su objetivo sera el de minimizar el potencial de descar-

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo VI                Pag 250.
--------------------------------------------------------------------------------

                  ga de desechos no tratados al medio ambiente y asegurar que se realice un plan de salud y seguridad antes del inicio de la demolicion. Sus actividades principales se indican en la figura 6.5.1/2. Debe senalarse que los controles de medio ambiente continuaran durante la etapa de post-cierre, con el proposito de garantizar el exito del cierre y de ser necesario se efectuaran correcciones o trabajos de mantenimiento.

                  La fase de desmantelamiento y demolicion, cuyas actividades principales se indican en la figura 6.5.1/3, debera ser ejecutada de acuerdo con el plan maestro, teniendo en cuenta la posible reutilizacion de algunas edificaciones en actividades futuras.

                  Para la fase de investigacion y recuperacion del area, solo quedaran algunos edificios, vias y algunas lineas ferreas, lo cual facilitara llevar a cabo las actividades mostradas en la figura 6.51/4, donde la contaminacion del suelo podra ser el aspecto mas serio para la recuperacion de las areas y el uso futuro del suelo. Uso que podria estar entre el industrial o el residencial-recreacional.

      6.6   Presupuesto de inversiones

            El presupuesto de inversiones estimado, para la ejecucion del cierre total del complejo es el siguiente:

--------------------------------------------------------------------------------
                       DESCRIPCION                                   MONTO (US$)
--------------------------------------------------------------------------------
      1.0    Desmontaje de Equipos                                  15 000 000
--------------------------------------------------------------------------------
      1.0    Desmontaje de Estructuras Metalicas                    19 000 000
--------------------------------------------------------------------------------
      3.0    Demolicion de Obras Civiles                             5 000 000
--------------------------------------------------------------------------------
      4.0    Investigaciones y correccion del area                   5 500 000
--------------------------------------------------------------------------------
      5.0    Venta de eguipos y material de edificaciones
             recuperados                                          (22 500 000)
--------------------------------------------------------------------------------
                                    SUB-TOTAL                       22 000 000
--------------------------------------------------------------------------------
             IMPREVISTOS                                             2 000 000
--------------------------------------------------------------------------------
                                    TOTAL                           24 000 000
--------------------------------------------------------------------------------

      6.7   Cronograma de ejecucion

            El cronogramna de ejecucion del proyecto se estima requerira de 70 meses, bajo el siguiente detalle:

--------------------------------------------------------------------------------
                       ACTIVIDAD                                  TIEMPO (MESES)
--------------------------------------------------------------------------------
      1.0    Terminacion de los inventarios                            1
--------------------------------------------------------------------------------
      2.0    Establecimiento de controles ambientales                  3
--------------------------------------------------------------------------------
      3.0    Desmantelamiento y remocion de eguipos salvables          9
--------------------------------------------------------------------------------
      4.0    Demolicion                                                9
--------------------------------------------------------------------------------
      5.0    Investigaciones de sitio                                 12
--------------------------------------------------------------------------------
      6.0    Recuperacion del sitlo                                   36
--------------------------------------------------------------------------------
             TOTAL                                                    70
--------------------------------------------------------------------------------

      6.8   Mitigacion propuesta

            De implementarse el cierre del Complejo, se producira una reduccion inmediata y de alta proporcion en cuanto a la cantidad de contaminantes que se descargan al ambiente.

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo VI                Pag 251.
--------------------------------------------------------------------------------

            Conforme se aplique el plan maestro de actividades para este cierre, la contaminacion ira alcanzando niveles inferiores que estaran muy por debajo de los limites permisibles establecidos.

            Otro aspecto importante de mitigacion sera la recuperacion del area para permitir el uso aceptable de la tierra a futuro.

            La remediacion del medio ambiente contribuira a mejorar las condiciones de vida desde el punto de vista ambiental, no solo de La Oroya sino tambien en el cauce y valles del rio Mantaro aguas abajo.

      6.9   Analisis economico

            Las caracteristicas propias de un Plan de Cierre, las cuales no estan involucradas directamente en el proceso productivo, no permiten definir para el Complejo Metalurgico de La Oroya un tipo de rentabilidad cuantificable en indices economicos.

PAMA COMPLEJO MEALURGICO - LA OROYA          Capitulo VI                Pag 252.
--------------------------------------------------------------------------------

                                 FIGURA 6.5.1/1

                         FASE DE PLANEAMIENTO DE DETALLE

                               [FLOWCHART OMITTED]

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo VI                Pag 253.
--------------------------------------------------------------------------------

                                 FIGURA 6.5.1/2

                    ESTABLECIMIENTO DE CONTROLES AMBIENTALES

   -------------------------------------------
                  INICIAR PLAN
                   MAESTRO DE
                     CIERRE
   -------------------------------------------

   -------------------------------------------
              DISPONER RESIDUOS EN
             EQUIPO DEL SISTEMA DE
                   TRATAMIENTO
   -------------------------------------------

   -------------------------------------------
              ESTABLECHER SISTEMAS
            DE CAL HIDRATADA/REACTIVO
   -------------------------------------------

   -------------------------------------------
               ESTABLECHER BOMBEO
             TUBERIA PARA TRANF. DE
             DESPERD. A PTA. TRATAM.
   -------------------------------------------

   -------------------------------------------
               ESTABLECER SUMIDERO
              Y BOMBEO RECOLECCION
              DEL DRENAJE DEL SITIO
   -------------------------------------------

   -------------------------------------------
              CONTRATO PARA DISPOSI
                 CION DE DESECHO
                 FUERA DEL SITIO
   -------------------------------------------

   -------------------------------------------
              IMPLEMENTAR PROCEDIM.
               DE SALUD/SEGURIDAD
   -------------------------------------------

   -------------------------------------------
               MODIFICAR SISTEMAS
               BOMBEO/TUBERIA PARA
                   TRATAMIENTO
   -------------------------------------------

   -------------------------------------------
                PROBAR EL SISTEMA
   -------------------------------------------

   -------------------------------------------
                REVISAR/FINALIZAR
                 PROCEDIMIENTOS
                   OPERATIVOS
   -------------------------------------------

   -------------------------------------------
              SISTEMAS DISPONIBLES
   -------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo VI                Pag 254.
--------------------------------------------------------------------------------

                                 FIGURA 6.5.1/3

                       FASE DE DESMANTELAMIENTO/DEMOLICION

   -------------------------------------------
                  CONITNUAR PLAN
                     MAESTRO
   -------------------------------------------

   -------------------------------------------
                 LIMPIAR EQUIPOS
                   DEL PROCESO
   -------------------------------------------

   -------------------------------------------
                 PREPARAR ALMA-
                 CENES Y TALLER
   -------------------------------------------

   -------------------------------------------
                 PUBLICAR PROPU.
                 VENTA PTA OXIG.
   -------------------------------------------

   -------------------------------------------
                 VENDER EQUIPOS
                     MOVILES
   -------------------------------------------

   -------------------------------------------
                 PUBLICAR OFERTA
                  VENTA EQUIPOS
   -------------------------------------------

   -------------------------------------------
                 PUBLICAR OFERTA
               VENTA SIST. INTEG.
   -------------------------------------------

   -------------------------------------------
                DISPONER DE PRO-
                 DUCTOS PETROL.
   -------------------------------------------
                DISPONER DE PRO-
                 DUCT. QUIMICOS
   -------------------------------------------

   -------------------------------------------
                 DISPONER DESE-
                 CHOS PELIGROSOS
   -------------------------------------------

   -------------------------------------------
                 DESCONECT EQUIP
                  ALTO VOLTAJE
   -------------------------------------------

   -------------------------------------------
                 DESMAN. Y LIMP
                SIST. INTEGRADOS
   -------------------------------------------

   -------------------------------------------
                 REMOVER Y LIMP
                EQUIP PARA VENTA
   -------------------------------------------

   -------------------------------------------
                DEMOLIC ESTRUCTUR
                 AS Y CONSTRUCC.
   -------------------------------------------

   -------------------------------------------
                  DEMOLICION DE
                    CIMIENTOS
   -------------------------------------------

   -------------------------------------------
                   REMOCION DE
                 RIELES DE TREN
   -------------------------------------------

   -------------------------------------------
              LIMP. OBSTRUIR LINEAS
                  SUBSTERRANEAS
   -------------------------------------------

   -------------------------------------------
                   DEMOLICION
                     ACABADA
   -------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo VI                Pag 255.
--------------------------------------------------------------------------------

                                 FIGURA 6.5.1/4

                   FASE DE INVESTIGACION/RECUPERACION DEL AREA

   -------------------------------------------
                 CONTINUAR PLAN
                     MAESTRO
   -------------------------------------------

   -------------------------------------------
                TOPOGRAFIA PRELI-
                 MINAR DE SUELO
   -------------------------------------------

   -------------------------------------------
                    PROGRAMA
                 HIDROGEOLOGICO
   -------------------------------------------

   -------------------------------------------
                CONTINUAR PRUEBA
                    DE SUELOS
   -------------------------------------------

   -------------------------------------------
                DEFINIR EXTENSION
                DE CONTAMINACION
   -------------------------------------------

   -------------------------------------------
               DEFINIR PROGRAMAS Y
               OPCIONES DE RECUPER.
   -------------------------------------------

   -------------------------------------------
                 RECUPERACION DE
                      SITIO
   -------------------------------------------

   -------------------------------------------
                 LIBERAR TERRENO
                 PARA USO FINAL
   -------------------------------------------

                  --------------------------------------------
                                  CAPITULO VII
                  --------------------------------------------

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo VII               Pag 256.
--------------------------------------------------------------------------------

7.    PLAN DE MONITOREO DE EMISIONES Y EFLUENTES

      7.1   Objetivo

            El plan de monitoreo de emisiones y efluentes tiene como objetivo cuantificar los resultados del Programa de Mitigacion, el mismo que tiene como proposito alcanzar las exigencias de ley.

            -- Para Emisiones: Resolucion Ministerial No. 315-96-EM/VMM (Niveles Maximos Permisibles de Elementos y Compuestos presentes en emisiones gaseosas provenientes de las actividades minero-metalurgicas - Anexo No. 1 y 3).

            -- Para Efluentes: Resolucion Ministerial No. 011-96-EM/VMM (Niveles Maximos Permisibles para Efluentes Liquidos minero-metalurgicos - Anexo No. 1 y 2).

            El plan de monitoreo considera reduccion de puntos de monitoreo debido a los proyectos de mitigacion, asi como sistemas de muestreos adecuados y analisis: mecanicos, fisicos y quimicos, residuos solidos y otros elementos, que puedan ser generados por las operaciones del Complejo Metalurgico. Asimismo, considera recopilacion de la informacion correspondiente para ser reportada a la Direccion General de Asuntos Ambientales (D.G.A.A.) del Ministerio de Energia y Minas.

      7.2   Plan de Monitoreo

            El plan de monitoreo para emisiones y efluentes debera llevarse a cabo con los recursos disponibles y otros a incrementarse:

            -     Recursos Humanos

            -     Infraestructura y/o Equipos

            -     Protocolos

            -     Estaciones y/o Puntos de Monitoreo

            -     Capacitacion

            7.2.1 Recursos Humanos

                  La ejecucion del Plan de Monitoreo a nivel de campo, estara a cargo de la Seccion de Pruebas de Control de la Direccion de Control de Procesos Metalurgicos de la Gerencia Central de Operaciones Metalurgicas. Esta ejecucion estara bajo la supervision directa de Ingenieros Metalurgistas.

            7.2.2 Infraestructura y/o equipos. -

                  Equipos con que cuenta Centromin Peru S.A.:

                  7.2.2.1     Para Emisiones

                              Para determinar las emisiones gaseosas de la
                              Fundicion se dispone de muestreadores neumaticos Sprague para el muestreo manual y bombas de vacio para el muestreo automatico, asimismo los flujos de gases se determinan con tubos pitot y medidores de tiraje Dwyer y los analisis de gas con un analizador electronico COSA y los analizadores quimicos Orsat y Orsat Universal.

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo VII               Pag 257.
--------------------------------------------------------------------------------

                  7.2.2.2     Para Calidad del Aire

                              Para monitorear la calidad del aire se dispone de dos monitores de gases (S0(2)), marca Kimoto de fabricacion Japonesa, tipo 331 B, para evaluar concentraciones en escalas de ppb.

                              El principio de funcionamiento del detector es el fenomeno de conductividad. Al oxidarse el SO(2) en el medio receptor, genera microcorrientes de energia electrica que son registrados por sistemas electronicos y entregados directamente en cifras, para lectura o impresora.

                              Tambien detecta el material particulado en micrograma/m(3), con registro automatico, para lo cual tiene una cinta de papel en movimiento controlado, en este captor, el aire ambiental es forzado a traves de la cinta-filtro y deja en ella materiales que manchan el papel. Estas manchas cuyas densidades (y color) son variables segun los contenidos del aire muestreados; son "leidas" por un dispositivo de rayos (beta), las distintas lecturas dan los "indices de la suciedad del aire", ademas de la masa de particulas. En estas muestras tambien pueden hacerse determinaciones por elementos quimicos especificos (ejemplo As), previo tratamiento analitico en Laboratorio.

                              Se dispone tambien de dos monitores de gases
                              (SO(2)), marca Kimoto de fabricacion Japonesa, tipo 332 TW. capaces de evaluar concentraciones en ppb, direccion y velocidad de viento con registro automatico y un monitor de gases (SO(2)), marca Kimoto de fabricacion Japonesa, tipo DKK, capaz de evaluar concentraciones en ppb.

                              Para el monitoreo de calidad de aire se dispone de cuatro muestreadores de alto volumen (High-Vol) KIMOTO portatiles que se usan en forma rotativa en todas las estaciones, para medir la concentracion de materiales particulados flotantes o polvo ambiental acumulado en un papel filtro para sus respectivas determinaciones ponderadas de la muestra total, con sus analisis de contenido de metales pesados (Pb, Cd) y Arsenico (As).

                  7.2.2.3     Para Efluentes

                              Pan realizar el monitoreo de emisiones de efluentes liquidos y calidad de aguas, se dispone de un equipo Orion para determinar la temperatura (degree C), pH, Eh en mV (milivoltios), un TOA para la conductividad en microS/cm. de un filtro de aire presion Denver para la separacion de solidos TSS (total de solidos en suspension) , 7 muestreadores automaticos IS-CO para las estaciones de monitoreo con mayor efecto contaminante, un medidor de flujo electronico Kay-Ray, un conservador de muestras APIN, pan evitar los cambios fisicos y quimcos, durante el periodo de composito, asimismo depositos de plasticos graduados (baldes) para la medicion de flujos, an cronometro CASIO y depositos oscuros de un galon para almacenar las muestras.

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo VII               Pag 258.
--------------------------------------------------------------------------------

                  7.2.2.4     Equipos Nuevos a ser Adquiridos

                              Con la adquisicion de una nueva estacion meteorologica se obtendra la informacion requerida que sera usada en el modelo matematico ISC-3 (Industrial Source Complex Model, Version-3) de la Agencia de Proteccion Ambiental de los E.E. U.U.(EPA) y con lo cual se podra obtener informacion de la simulacion de la dispersion de emisiones.

                              Con la modernizacion de los equipos de monitoreo, para la calidad de aire y emisiones gaseosos, se obtendra la informacion a tiempo real de las concentraciones de los contaminantes que permita tomar medidas correctivas en las operaciones.

            7.2.3 Protocolos Existentes

                  7.2.3.1     Para Emisiones v Calidad de Aire

                              El monitoreo de la calidad de aire y de emisiones se realiza de acuerdo al Protocolo de Monitoreo de Calidad de Aire y Emisiones de la Direccion General de Asuntos Ambientales del Ministerio de Energia y Minas.

                              Segun este protocolo se han determinado las estaciones de monitoreo de calidad de aire y de emisiones, para lo cual se ha considerado un monitoreo meteorologico, ya que los fenomenos atmosfericos cumplen un papel importante y complejo en la determinacion de la dispersion de los agentes contaminantes y la calidad de aire resultante, asi como: la estabilidad atmosferica, la velocidad y direccion de viento y la temperatura del aire, para lo cual se cuenta con una estacion meteorologica.

                              Se dispone de medidores de velocidad y direccion de viento en las estaciones de monitoreo y analizadores de SO(2) y material particulado en suspension de bajo y alto volumen. Estos equipos se calibran de acuerdo a un programa establecido; las muestras de SO(2), de material particulado en suspension, la velocidad y direccion de viento se toma en cada hora.

                              Para las estaciones de monitoreo de emisiones se hace uso de los siguientes equipos para captacion de polvo: tubos de muestreo, camara de captacion de polvo en filtro de celulosa (tipo cartucho) eliminador de humedad y condensador, contador de gas (gasometro), bomba de aspiracion y balanza analitica electronica; para las mediciones de flujo de gas se tiene: tubos de pitot, tipo S., manometros y termometros, para la determinacion de la composicion de los gases se cuenta con analizadores electronico y quimicos, luego se colecta los datos y se hace los calculos respectivos y se prepara los informes. Para que los datos sean confiables, se tiene un programa de calibracion de estos equipos. Los compositos de estas muestras bien rotuladas son enviadas al Laboratorio para sus respectivos analisis.

                              Por ultimo, se prepara los respectivos reportes y se hace las evaluaciones pertinentes para su presentacion al Ministerio de Energia y Minas.

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo VII               Pag 259.
--------------------------------------------------------------------------------

                  7.2.3.2     Para Calidad de Agua

                              Los muestreos se realizan segun el Protocolo de Monitoreo de Calidad de Agua de la Direccion General de Asuntos Ambientales del Ministerio de Energia y Minas.

                              De acuerdo a este Protocolo, se han establecido las Estaciones de Monitoreo en donde se identifican todas las fuentes contaminantes hacia el cuerpo receptor.

                              Se ha considerado al complejo metalurgico como instalacion de procesamiento, que evacuan subproductos metalurgicos y residuos, asi como la descarga de aguas de desecho (incluyendo aguas servidas), donde se mide la calidad y cantidad de cada corriente.

                              Estos efluentes liquidos se muestrean dos veces por semana para la evaluacion metalurgica, de igual manera se debera muestrear aguas arriba y aguas abajo del cuerpo receptor, con respecto a las instalaciones del procesamiento, en los analisis de agua se tiene parametros inorganicos: fisicos (solidos totales en suspension, temperatura, flujo, pH, Eh, conductividad; inorganicos-iones principales: solidos totales disueltos, cianuro, oxigeno disuelto, nitratos y sulfatos); inorganico-metales: As, Cu, Fe, Pb, y Zn y parametros organicos: coliformes fetales y totales.

                              El muestreo que se realiza en los efluentes y rios es de muestras repetidas temporales por un periodo de un mes, por recoleccion a intervalos de tiempo (2 veces por semana), en frascos adecuados y bien limpios, determinando parametros inorganicos fisicos que son anotados debidamente. En el muestreo de rios se hace tomando una muestra repetida espacial en las 2 orillas del rio y en donde hay puentes se toma una muestra mas, compositandola en una sola muestra.

                              Para obtener los resultados optimos, se realizan los analisis de muestras en blanco y duplicadas para tener garantia de calidad (QA) y se guarda un respaldo de las muestras para el control de calidad (QC).

                              El composito de las muestras debidamente rotuladas se va guardando en una conservadora a una temperatura de 4\degree\C, en frascos frescos y oscuros para evitar cambios quimicos de la muestra.

                              Por ultimo, se envian las muestras al Laboratorio y al obtener los resultados se hacen las respectivas evaluaciones comparando con datos anteriores y de otras estaciones.

                  7.2.3.3     Otros monitoreos

                              Se implementara otros monitoreos para evaluar los resultados de los proyectos de mitigacion.

            7.2.4 Estaciones y/o Puntos de Monitoreo

                  Los puntos de monitoreo para efluentes liquidos podran sufrir cambios segun los proyectos de mitigacion segun el Capitulo 5. Por ejemplo, el caso de los efluentes liquidos. industriales, la descarga seria en un solo punto, segun el diagrama

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo VII               Pag 260.
--------------------------------------------------------------------------------

                  3.1.1/1, en el titulo 5.4.8. Estos cambios de puntos de muestreo se hara de conocimiento de las autoridades competentes.

                  Actualmente las estaciones y/o puntos de monitoreo que controlan las emisiones gaseosas internamente y externamente, es como sigue:

                  7.2.4.1     Emisiones

                              o Dentro de la Fundicion: (Ver Foto 4.1.1/1 - Cap. IV, Tabla 7.14/1, Diagrama 7.2.4/2).

                                  Chimenea de Concreto: Es de una altura de
                                  167,5 m de altura y constituye el principal emisor de gases (Diagrama 7.2.4/1).

                                  Chimenea de Fierro: Que es de una altura de 91 m y descarga al ambiente los gases de ventilacion del canal de la mata del Hornos Reverbero (Diagrama 7.2.4/1).

                                  Chimenea de Coque Bateria "A": Una chimenea de una altura de 19 m para descarga de los gases de combustion del horno.

                                  Chimenea de Coque Bateria "B": Una chimenea de una altura de 19 m para descarga de los gases de combustion del horno.

                                  Sistema de Ventilacion de las Ollas de Bismuto de Residuos Anodicos: Existen dos chimeneas en este sistema.

                                  Sistema de Ventilacion de convertidoras de la Planta de Residuos Anodicos: Hay 3 chimeneas que emanan los gases al medio ambiente

                                  Sistema de Ventilacion de Copelas de la Planta de Residuos Anodicos: Aqui existen dos chimeneas de evacuacion de gases y polvo.

                                  Sistema de Ventilacion de Tostadores de Zinc:
                                  Existen ocho chimeneas en este sistema.

                              o Fuera de La Fundicion: (Ver Tabla 21.4/1, Diagrama 7.2.4/3, Tabla 7.2.4/1).

                                  Estacion Huanchan

                                  Ubicada cerca de los depositos de escorias de Cu y Pb, a 30 m. de la toma de escorias, torre 16, a 2 Km. de la chimenea central, en el tramo "Y", carretera a Huancayo.

                                  Esta equipado con un monitor de gases (SO(2)), marca Kimoto de fabricacion Japonesa, tipo 332 TW, capaz de evaluar concentraciones en ppb, con registro automatico, esta misma unidad tambien registra mediciones meteorologicas, basicamente la velocidad y direccion de vientos.

PAMA COMPLEJO METALURGICO - LA OROYA         Capitulo VII               Pag 261.
--------------------------------------------------------------------------------

                              Completa la estacion un muestreador de alto volumen (Hi-Vol) portatil que permite captar materiales particulados flotantes o polvo ambiental.

                              Estacion Sindicato de Obreros

                              Situada en plena zona urbana (La Oroya Antigua); en la segunda planta del local sindical, es la mas cercana a la fuente principal de referencia, a solo 0,8 Km. de la Chimenea Principal.

                              Esta tambien equipada con una unidad de registro de SO(2), marca Kimoto, pero del tipo 331 B, que a diferencia del anterior no asume registros meteorologicos y un (High - Vol).

                              Estacion Hotel Inca

                              Dista 2 Km. del punto de referencia y esta ubicada en el tramo "Y" de La carretera a Cerro de Pasco. El equipo que dispone (un monitor Kimoto 331 B), esta emplazado en la azotea del hotel. Los muestreos se completan tambien con un equipo de alto volumen (Hi-Vol), muestreador de materiales particulados no sedimentados.

                              Estacion Cushurupampa

                              Esta ubicada a 3 Km. de la Chimenea Principal en el tramo "Y" de la carretera hacia Lima, dispone del monitor Kimoto tipo 332 TW y de un (High-Vol).

                              Estacion de Casaracra

                              Es la mas distante. Se ubica en la piscigranja del mismo nombre, a 10 Km. de la referencia central, en el tramo "Y" de la via ferrea y carretera a Cerro de Pasco. Dispone de un monitor DKK para determinaciones exclusivas de SO(2). Este monitor aunque basado en el mismo principio de muestreo de los Kimoto, no entrega resultados numericos, sino graficos que requieren procesarlos para ilegar a los datos numericos. Se completa esta estacion con un Hi-Vol.

                  7.2.4.2     Efluentes

                              Los eflentes que actualmente se monitorean se encuentran detallados en el Capitulo 4, en el Titulo 4.1.2, Diagramas 7.2.4/4, 7.2.4/5 y 7.2.4/6
                              y Tabla 7.2.4/2.

      7.2.5 Capacitacion

            -- La Capacitacion sera integral para el personal que lleve cabo los muestreos y los analisis. De igual manera, sobre la operacion de nuevos equipos y el manejo de nuevos softwares.

            -- Tender a la formacion de recursos humanos especializados en Asuntos Ambientales, tecnicos, legales y de relaciones institucionales.

                                                                        Pag 263.

CENTROMIN PERU S.A.
IRECCION DE ASUNTOS AMBIENTALES

                                TABLA NO 7.2.4/2
                  PROGRAMA DE MONITOREO DE EFLUENTES LIQUIDOS

COMPLEJO METALURGICO

------------------------------------------------------------------------------------------------------------------------------------
                                                                               FREC. DE       FREC. DE ANALISIS
ESTACION     UBICACION                  PARAMETROS A ANALIZAR                  MUESTREO        QUIMICOS Y OTROS    OBSERVACIONES
------------------------------------------------------------------------------------------------------------------------------------
  R-1     Rio Yauli                  Flujo, pH, TSS, Pb, Cu, Zn, Fe, As    8 registros/mes        Uno Mensual         Emisor
------------------------------------------------------------------------------------------------------------------------------------
  R-3     Rio Yauli                  Flujo, pH, TSS, Pb, Cu, Zn, Fe, As    8 registros/mes        Uno Mensual         Emisor
------------------------------------------------------------------------------------------------------------------------------------
  115     Casa de fuerza             Flujo, pH, TSS, Pb, Cu, Zn, Fe, As    8 registros/mes        Uno Mensual         Emisor
------------------------------------------------------------------------------------------------------------------------------------
  118     Fundicion Cu y Pb          Flujo, pH, TSS, Pb, Cu, Zn, Fe, As    8 registros/mes        Uno Mensual         Emisor
------------------------------------------------------------------------------------------------------------------------------------
  119     Fundicion Cu y Pb          Flujo, pH, TSS, Pb, Cu, Zn, Fe, As    8 registros/mes        Uno Mensual         Emisor
------------------------------------------------------------------------------------------------------------------------------------
  123     Residuos Anodicos          Flujo, pH, TSS, Pb, Cu, Zn, Fe, As    8 registros/mes        Uno Mensual         Emisor
------------------------------------------------------------------------------------------------------------------------------------
  126     Pla. Elect. de zinc        Flujo, pH, TSS, Pb, Cu, Zn, Fe, As    8 registros/mes        Uno Mensual         Emisor
------------------------------------------------------------------------------------------------------------------------------------
  131     Planta de Cadmio           Flujo, pH, TSS, Pb, Cu, Zn, Fe, As    8 registros/mes        Uno Mensual         Emisor
------------------------------------------------------------------------------------------------------------------------------------
  134     Planta Indio               Flujo, pH, TSS, Pb, Cu, Zn, Fe, As    8 registros/mes        Uno Mensual         Emisor
------------------------------------------------------------------------------------------------------------------------------------
  135     Canal 1 (paralelo FFCC)    Flujo, pH, TSS, Pb, Cu, Zn, Fe, As    8 registros/mes        Uno Mensual         Emisor
------------------------------------------------------------------------------------------------------------------------------------
  135     Canal paralelo al Canal 1  Flujo, pH, TSS, Pb, Cu, Zn, Fe, As    8 registros/mes        Uno Mensual         Emisor
------------------------------------------------------------------------------------------------------------------------------------
  137     Poza ferritas de zinc      Flujo, pH, TSS, Pb, Cu, Zn, Fe, As    8 registros/mes        Uno Mensual         Emisor
------------------------------------------------------------------------------------------------------------------------------------
CALIDAD DE AGUA
------------------------------------------------------------------------------------------------------------------------------------
  T-1     Rio Tishgo         MS, Eb, Flujo, pH, Tdegree, TSS, OD,          4 registros/mes        Uno mensual        Toma de agua
                             NO3, S04 TDS, As, Cd, Cu, Fe, Mn, Pb,
                             Zn, DBO, col.lec.
------------------------------------------------------------------------------------------------------------------------------------
  M-1     Rio Mantaro        US, Eb, Flujo, pH, Tdegree, TSS, OD,          4 registros/mes        Uno mensual        Puente Chulec
                             NO3, S04 TDS, As, Cd, Cu, Fe, Mn, Pb, Zn
------------------------------------------------------------------------------------------------------------------------------------
  M-2     Rio Mantaro        US, Eb, Flujo, pH, Tdegree, TSS, OD,          4 registros/mes        Uno mensual       Antes de union
                             NO3, S04 TDS, As, Cd, Cu, Fe, Mn, Pb, Zn                                              con el Rio Yauli
------------------------------------------------------------------------------------------------------------------------------------
  M-3     Rio Mantaro        US, Eb, Flujo, pH, Tdegree, TSS, OD,          4 registros/mes        Uno mensual            Puente
                             NO3, S04 TDS, As, Cd, Cu, Fe, Mn, Pb, Zn                                                   Cascabel
------------------------------------------------------------------------------------------------------------------------------------
  M-4     Rio Mantaro        US, Eb, Flujo, pH, Tdegree, TSS, OD,          4 registros/mes        Uno mensual        Despues de La
                             NO3, S04 TDS, As, Cd, Cu, Fe, Mn, Pb, Zn                                                  Fundicion
------------------------------------------------------------------------------------------------------------------------------------
  M-5     Rio Mantaro        US, Eb, Flujo, pH, Tdegree, TSS, OD,          4 registros/mes        Uno mensual      Despues del Dep.
                             NO3, S04 TDS, As, Cd, Cu, Fe, Mn, Pb, Zn                                              ferritas de zinc
------------------------------------------------------------------------------------------------------------------------------------
  Y-1     Rio Yauli          US, Eb, Flujo, pH, Tdegree, TSS, OD,          4 registros/mes        Uno mensual      Antes de refineia
                             NO3, S04 TDS, As, Cd, Cu, Fe, Mn, Pb, Zn                                               de cobre y plomo
------------------------------------------------------------------------------------------------------------------------------------
  Y-2     Rio Yauli          US, Eb, Flujo, pH, Tdegree, TSS, OD,          4 registros/mes        Uno mensual      Despues de ref.
                             NO3, S04 TDS, As, Cd, Cu, Fe, Mn, Pb, Zn                                               cobre y plomo
------------------------------------------------------------------------------------------------------------------------------------
  Y-3     Rio Yauli          US, Eb, Flujo, pH, Tdegree, TSS, OD,          4 registros/mes        Uno mensual     Antes de union con
                             NO3, S04 TDS, As, Cd, Cu, Fe, Mn, Pb, Zn                                               el rio Mantaro
------------------------------------------------------------------------------------------------------------------------------------

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                                       CENTROMIN PERU S.A. - LA OROYA
                                       DIRECCION DE ASUNTOS AMBIENTALES
                                       COMPLEJO METALURGICO - LA OROYA
                                       PUNTOS DE MUESTREO DE EMISIONES GASEOSAS
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                                      CENTROMIN PERU S.A. - LA OROYA
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                                      PUNTOS DE MUESTREO DE DESAGUE.
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                                       CENTROMIN PERU S.A. - LA OROYA
                                       DIRECCION DE ASUNTOS AMBIENTALES
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                                       PUNTOS DE MUESTREO DE DESAGUES
                                       PAMA: DIAGRAMA No 7.2.4/5 FECHA:NOV.96
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

                      EMPRESA MINERA DEL CENTRO DEL PERU SA

                      PERUVIAN CENTER MINING ENTERPRISE INC

                          CENTRAL OPERATIONS MANAGEMENT

                                  LA OROYA UNIT

                    PROGRAMA DE ADECUACION Y MANEJO AMBIENTAL

                   ENVIRONMENTAL REMEDY AND MANAGEMENT PROGRAM

                                      PAMA

                               LIMA - AUGUST 1996

GEGE-565-96
San Borja August 29, 1996.

Mister Engineer
Jorge Diaz A.
General Mining Director
Energy and Mining Ministry

Subject : ENVIRONMENTAL REMEDY AND MANAGEMENT PROGRAM

            PRESENTATION.

Ref to : Report No. 632-95 EM-DGM- DFM/DFT

For our consideration:

In reference to the report and in accordance with the Supreme Decree No. 059-93-EM, attached please find two samples of the Environmental Remedy and Management Program - PAMA- concerning the following Production Units.

1. Metallurgic Complex of La Oroya.
2. Cerro the Pasco
3. Casapalca
4. Morococha
5. San Cristobal / Mahr Tunnel
6. Adaychagua
7. Yauricocha
8. Cobriza.

The reports were duly subscribed by SGS of Peru Auditing Firm Inc.

With no other matters pending, we would like to take this opportunity to reiterate our special thanks.


Sincerely,


Jorge Merino Tafur
General Manager


c.c. General Environmental Affairs Office.

                     PERUVIAN CENTER MINING ENTERPRISE INC.

                     EMPRESA MINERA DEL CENTRO DEL PERU S.A.

                                 CENTROMIN PERU

                    PROGRAMA DE MANEJO Y ADECUACION AMBIENTAL

                   ENVIRONMENTAL REMEDY AND MANAGEMENT PROGRAM

                                      PAMA

                          METALLURGIC COMPLEX LA OROYA

                          ENVIRONMENTAL AUDITING REPORT

                                   AUGUST 1996

                                   LIMA - PERU

SGS OF PERU INC.
AV. Arequipa No. 3445 - San Isidro
Phone 2211159 , Fax 4425868

Member of SGS Group (Societe Generale de Surveillance)

S.G.S. OF PERU INC.

                   ENVIRONMENTAL REMEDY AND MANAGEMENT PROGRAM

                                     (PAMA)

                      PERUVIAN CENTER MINING ENTERPRISE INC

                         AUDITING REPORT FOR ENDORSEMENT

1. LEGAL BASIS

SUPREME DECREE 016-93 EM and its modification SUPREME DECREE 059-93-EM, RULES FOR MINING - METALLURGIC ENVIRONMENTAL PROTECTION.

SUPREM DECREE 029-94 and SUPREM DECREE 046-93 EM Rules for the Environment Protection for Electric and hydrocarbons activities.

MINISTERIAL RESOLUTION 011-96-EM/VMM and MINISTERIAL RESOLUTION 315-96-EM-/VMM, Maximum permissible levels for effluents and Miner-Metallurgic emissions. - technical effusions-

(M.P.L.) From know on Maximum Permissible Levels

2. GENERAL DATA

      2.1 ENVIRONMENTAL AUDITOR

      NAME : SGS OF PERU INC.

      REGISTRY : DIRECTORATE RESOLUTION No. 28-93-EM// DGAA

      ADDRESS : Av. Arequipa No. 3445 San Isidro

      PHONE : 221-1159, 2211161

      FAX : 442-5868

      2.2. PAMA PERFORMING ENTERPRISE

      CORPORATE NAME : PERUVIAN CENTER MINING ENTERPRISE INC

      MINER METALLURGIC UNIT : LA OROYA SMELTER

      NATURE : METALLIC

      LOCATION : YAULI PROVINCE, JUNIN Department

3. OBJECTIVE

      The environmental remedy and management program (PAMA) revision and endorsement.

4. PAMA INFORMATION AND REQUIREMENTS VERIFICATION.

      4.1. LA OROYA SMELTER undertakes the following industrial activities:

      o The concentrates benefit process is done by toasting, smelting, Zinc Leaching and , electrolytic refinery by casting. The final products and sub-products are commercialized in national markets and international markets.

      o The Metallurgical Complex takes energy from four hydroelectric centers of 183,4 Mw. using 53.8% of each that is 98,7 Mw

      o Hydrocarbons Storage and Use: It has fuel storage tanks: Residual Oil No. 5, Diesel, Gas, and

      4.2 Effluent Monitoring

            4.2.1. Contaminant Liquid Effluents

            According to The Air Quality and Effusions Protocol and The Complex Treatment Tonnage, it is necessary to take into consideration the implementation of at least one more Monitoring Station for Air Quality and Effusions to be able to complete the data that already exists. There are measurements for Dust and Gases at the complex interior.

            4.2.2 Liquid Contaminant Effluents.

            To evaluate the water quality 40 station have been evaluated for the years 1994, 1995 and 1996. Seven of these results are relevant. It will be necessary to identify them through UTM coordinates. It will be also necessary to present a table that will summarize the location, parameters, frequency and analysis and measurement methods.

      4.3. Evaluation and Analysis of the Environmental Impacts

            To mitigate the impacts PAMA introduces the following projects:

            o Construction of Sulfide Modules.
            o Management of the "Slag New System" ( Granulation Water ).
            o Treatment of the Arsenic Trioxide Deposits.
            o Treatment of the Ferrites de Zinc Dposits.
            o Re - forest for smoke affected area.
            o Treatment for Swage and garbage.

5. THE MITIGATION PAMA PROGRAMS

It is not possible to give a good judgment related to the technology applied, execution time and investment needed due to the lack of projects.

The estimated investment is $ 129 125 000 ( one hundred and twenty nine million one hundred twenty five thousand American Dollars). The mining - metallurgical mitigation projects established by PAMA should be executed in 10 years.

It is necessary to complete with some other projects aiming to mitigate contamination.

6. PAMA COMMENTS

o     PAMA does not indicate the incidence of work sickness
o     The Contingency Plan is very generic.
o PAMA visuals are not organized in adequate manner meaning the Tables and the photos as well as the Maps.

7. PAMA OPINION

From the evaluation of The PAMA Report related to mining-metallurgical activities we have the following opinions are valid:

o The identified Impacts as well as PAMA mitigation projects assure in part the environmental management at The Production Unit . Thus these observations must be complemented.

This is what we inform for the pertinent objectives and we subscribe the PAMA.

----------------------
Marcos Malaga Cruz

Legal Representative

                                TABLE OF CONTENTS

EXECUTIVE SUMMARY

I.    INTRODUCTION

      1.1 Antecedents
      1.2 PAMA Objectives

      1.3 Legal Basis - Administrative Applicable Legal Rules
      1.4 The Deposit Legal Condition
      1.5 Mining Claims, Benefit Concessions, and Permits Situation
      1.6 Complex Implementation Historic Review

II.   ENVIRONMENT COMPONENTS DESCRIPTION

      2.1 Location of Unit

               2.1.1. The Industry
               2.1.2. Water Sources

               2.1.3. Water Effluents, Treatment and Final Situation
               2.1.4. Sources of Solid Residues, Treatment and Final Situation.

                        2.1.4.1. Copper Slag Reverber

               2.1.5. Gas Sources, Treatment and Final Situation.
               2.1.6. Contaminant Receptors

      2.2 Physic Environment

               2.2.1. The Unit Topography
               2.2.2. Weather and Meteorology

                        2.2.2.1. Weather
                        2.2.2.2. Meteorology

               2.2.3. Environment Air Quality
               2.2.4. Geology and Seismic activity

                        2.2.4.1. La Oroya Geology
                        2.2.4.2. Seismic Activity

               2.2.5. Soil
               2.2.6. Biological Environment
               2.2.3. Biological Environment

      2.3 Biologic Environment

               2.3.1. Ecological Characterization

                        2.3.1.1. Terrestrial  Ecosystem
                        2.3.1.2. Aquatic Ecosystem

               2.3.2. Unit Ecosystem

                        2.3.2.1. Terrestrial Ecosystem
                        2.3.2.2. Aquatic Ecosystem

               2.3.3. Endangered and Protected Species

      2.4 Socioeconomic Environment

               2.4.1 Description of the Socioeconomic Environment

                        2.4.1.1 Location and Description of the UDP and a Mining Settlement and the Surrounding Human Settlements.

                        2.4.1.2 Relation Between The Economic Activity and the Surrounding Human Settlements.

                        2.4.1.3 Housing Conditions, Facilities and UDP Basic Services and surrounding centers.

                                 2.4.1.3.1. General Work Conditions
                                 2.4.1.3.2. Education and Health
                                 2.4.1.3.3. Housing Facilities

      2.5 Points of Human Interest in the Area

               2.5.1. Archeology Resources
               2.5.2. Protected Natural Areas
               2.5.3. Places of Scientific and Tourist Interest

III   LA OROYA PRODUCTION UNIT

      3.1 Plant Design Characteristics
      3.2 Industrial Capacity, Historic Production and Projected Increase
      3.3 Material Treated at the Smelter Circuits

               3.3.1 Copper Concentrates

                        3.3.1.1. CENTROMIN PERU Copper Concentrates
                        3.3.1.2. Privates Peruvians Copper Concentrates
                        3.3.1.3. International Privates Copper Concentrates

               3.3.2 Lead Concentrates

                        3.3.2.1. CENTROMIN PERU Lead Concentrates
                        3.3.2.2  Private Lead Concentrates

               3.3.3. Zinc Concentrates

                        3.3.3.1. CENTROMIN PERU Zinc Concentrates

      3.4. Production and Extraction Process Description

               3.4.1 Copper Circuit Picture 3.1 and 3.2
               3.4.2. Lead Circuit Picture 3.3 and 3.4
               3.4.3. Zinc Circuit Picture 3.5
               3.4.4. Associated Processes

                        3.4.4.1. Sulfide Acid Plant
                        3.4.4.2. Coke Plant
                        3.4.4.4. Fluorsilicic Acid Plant

      3.5. Effluents and Operations Control
      3.6. Activities and Aid Facilities

               3.6.1. Supplies
               3.6.2. Energy Generation Plant
               3.6.3. Analytic Laboratory
               3.6.4. Shops
               3.6.5. Swage water supply and distribution

               3.6.6. Smelter swage water Treatment and Situation.
               3.6.7. Dust Control and Recovery
               3.6.8. Installation of Environment Monitors
               3.6.9. Solutions Management

IV    EVALUATION SUMMARY AND ENVIRONMENTAL IMPACT
      ANALYSIS

      4.1. Evaluation
      4.2. Environmental Impact Sources

      4.2.1. Gases and Dust

               4.2.1.1. Physical Environment Impact
               4.2.1.2. Biological Impact
               4.2.1.3. Social Environment Impact

      4.2.2. Liquid Effluents

               4.2.2.1. Physical Environment Impact
               4.2.2.2. Biological Environment Impact
               4.2.2.3. Social Economic Environment Impact

      4.2.4. Compliance with the Safety and Hygiene Regulations

V.    MITIGATION PLAN, CONTINGENCIES PLAN AND
      IMPLEMENTATION.

      5.1 Introduction.
      5.2 Gas Emissions Control

               5.2.1. Gas Emissions
               5.2.2. Global Emissions through the Main Stack

                        5.2.2.1. Gasses
                        5.2.2.2. Grained Material

               5.2.3. Iron Stack Emissions
               5.2.4. Coke Plant Stack  Emissions
               5.2.5. Other Sources of Emissions
               5.2.6. Copper and Lead Refineries Emissions
               5.2.7. Sample Stations
               5.2.8. Evaluations and Results

               5.2.9. Identifications of Atmospheric Pollution and the effects on the environment

               5.2.10. Solution alternatives to Mitigate Dust and Gas effects.
               5.2.11. Projects to undertake

      5.3. Control on the water quality impact

               5.3.1. Smelter and Refinery Project for the treatment of liquid effluents.
                       PROJECT : Management and situation of the "Partition Solution" coming from the silver refinery
                       PROJECT: Management and situation of the refrigerating water coming form the Reverber Furnace and the Speiss Grinning.
                       PROJECT: Neutralization Plant and Selective precipitation of the "Final Effluent"
                       PROJECT: Anode Automatic Wash System
                       PROJECT: Concrete Wall for Contention and By Gravity Re-circulation System.
                       PROJECT: Copper Refinery Mother Water Treatment
                       PROJECT: Smelter Refrigerating Water Re-circulating
                       System

      5.4 Soil Impact Control

               5.4.1. Projects to Undertake
                       PROJECT: Copper and Lead Slag  Management
                       PROJECT: Copper and Lead Slag Deposits Abandonment Study
                       PROJECT: Arsenic Trioxide Deposits Abandonment Study and Location of the New Deposit
                       PROJECT: Temporary Closing Plan of the Residual Leached Zinc

      5.5. Air Quality and Smoke Affected Area

               5.5.1. Smoke Affected Area Study
               5.5.2. Environmental Impact Complementary Study

      5.6. Public Health (Swage and Garbage)

             PROJECT: Swage Water Treatment and Garbage Location in LA OROYA.

      5.7. Impact Control over the Social-Economic Resources

               5.7.1. Mitigation Measurements Plan and Contingencies
                      Implementation Plan.

      5.8. Contingencies Plan

               5.8.1. General Issues
               5.8.2. Objectives
               5.8.3. Organization
               5.8.4. Training
               5.8.5. Information and Communications Management
               5.8.6. Resources
               5.8.7. Emergencies Specific Cases

VI. CLOSING PLAN

         LA OROYA Metallurgical Complex Closing Plan Study

VII. MONITORING PLAN FOR EMMISSION AND EFFLUENTS

         7.1 Metallurgical Complex liquid effluents emissions
         7.2 Metallurgical Complex Gas emissions

                            LA OROYA PRODUCTION UNIT

I. INTRODUCTION

      1.1. Antecedents

            In accordance with the environmental regulations for the mining - metallurgical activity Supreme Decree No. 016-93 EM and its modification Supreme Decree D.S. No. 059-93-EM. Centromin Peru Inc. submitted the Preliminary Environmental Evaluation (EVAP) in March 1995.

            After all EVAP observations were acquitted; with documents presented to the Ministry of Energy, Environmental Affairs General Office on the 31 of July 1995. A date for the submission of PAMA was set. August 30 1996.

      1.2. PAMA Objectives

            PAMA Principal Objectives

            o The evaluation of actual natural components that might have being affected by the mining - metallurgical and other complementary activities.

            o Identification of sources and causes of damages to the environment, present and potential.

            o Establish mitigation actions and prevent environmental degradation of the Unit caused by Metallurgical and Mining Operations of the Unit, programmed for the ten years established by Law and the long range closing plan.

            o Establish actions and plans to prevent extreme situations of environmental damages (Contingencies Plan).

            o Establish investment chronograms for the mitigation and prevention of the environmental damages.

      1.3. Legal Basis and Administrative Applicable Regulations.

            Centromin Peru Inc. is regulated by Centromin By Laws, Decree No. 21117; Centromin's Corporate Laws, Supreme Decree No. 019-82-EM / VM; State Enterprise Rules, Law No. 24948 and the Supreme Decree No. 027-90-MIPRE that modifies the first, as well as other legal, complementary , accessory and modifying regulations among which we can highlight by importance: The State Budget and the Operative and Austerity Norms for each calendar year and the regulations for the Promotion for Private Investment in State Enterprises; Legislative Decree No. 674 and its own rules Supreme

            Decree No. 070-92 PCM.

      1.4 Legal Condition of the Property Title Holder

            Centromin Peru Inc. is a private state enterprise organized as a Corporation filed at The Corporations and Businesses Registry Folio 10180 in The Lima Public Registry. It is also filed at the Corporations Book in The Public Mining Registry, entry 4, folio 424, volume 14.

      1.5 Mining Claims Condition, Treatment Concessions, Permit for Effluents, and Water Use.

         a)   Plant Operation Authorization Resolution (MEM) No. 155-93-EM-DGM

         b)   Water Use Authorization (Agriculture Ministry)

                  1.  La Oroya - Rio Mataro - R.S. 853
                  2.  La Oroya - Riachuelo Huaynacancha - R.S. 08
                  3.  Sacco - Riachuelo Sacco R.S. 460
                  4.  La Oroya- Rio Mantaro R.A. 028-94
                  5.  Paccha - Rio Tischgo R.A. 028-94
                  6.  Santa Rosa de Sacco - Rio Yauli RM 01420-77
                  7.  La Oroya - Riachuelo Tinco Cancha R.A. 086-93

         a)   Industrial Residues Effluents Authorization (Health Ministry)

                  1.  Lead Refinery 023-V-93
                  2.  Alambron  024-v-93
                  3.  Copper Casting and Smelting
                  4.  Copper Sulfate Crystallization
                  5.  Hydrofluorsilicic Acid 027-V 93
                  6.  Cadmium Pilot 028-V-93
                  7.  Zinc Electrolytic 029-V 93
                  8.  Agglomeration 030-V- 93
                  9.  Anodizes 031-V93
                 10.  Indium 032-V93
                 11.  Copper Smelter  033-V93

      1.6 Complex Implementation Historic Review

            In 1992 the metallurgical complex was established with the Copper Smelter, years later in 1928 "The Lead Smelter " was built and in 1952 "The zinc refinery". In those dates the company knowing the environment impacts promoted the mitigation measures for example the Cottrelles implementation in 1941 to recover metallic dust. As the plant grew recovery plants were built to recover sub products diminishing the environmental contamination.

            The following is a chronological development of LA OROYA, it mentions the most important events:

         1902 Cerro de Pasco Copper Corporation Incorporation
         1904 La Oroya - Cerro de Pasco Railroad Opening
         1906 First Copper Blister Bar in Tinyahuarco - Cerro de Pasco

         La Oroya:

         1922 First Copper Blister Bar at LA OROYA COPPER Smelter
         1928 Lead Vertical Furnace Started
         1929 Metallurgical Research Department Installation
         1937 Lead electrolytic industrial smelting scale was initiated and the Anode Residual Plant starts operations.
         1939 Sulfuric Acid Plant stars operations
         1941 Cottrelles System installed. Antimony Plant starts operations. 1944 Coke Plant starts operations
         1948 Conclusion of the construction of the Industrial Plant for
              Copper electrolytic smelting.
         1950 Silver Refinery Completed.
         1951 Lead Refinery move to Huaymanta increasing to double its capacity. Oxygen Plant starts operations with liquid air. Zinc smelting electrolytic Industrial Plant was completed.
         1952 Zinc electrolytic Plant starts operations
         1954 Selenium was produced for the first time at commercial scale.
         1955 Tellurium was produced for the first time at commercial scale. 1957 Oxygen Plant starting from liquid air was built. Lead foaming
              Plant starts operations.
         1958 The first ventilation system was installed in the Lead Furnace area.
         1960 The Agglomeration Plant vent system was completed. Copper Refinery increases capacity through the installation of a generator.
         1962 The Zinc Plant is enlarged to 150 T.C. / day (136,4 t/d)
         1964 Improvement of the slag channels of the vertical furnaces channels
              y lead ventilation ducts.
         1965 Asarco Installed Furnaces for the Cathodes smelter
         1966 New boiler and air pre heater are installed in the Copper
              Reverber No. 2 The Ventilation at the Agglomeration Plant is improved through the installation of additional gas washer. In the Coke Plant 10 Furnaces are installed. The Zinc roaster turbulent bed is installed.
         1967 The Sulfuric Acid New Plant of 2000 T.M.D. starts to operate.
              The Alambron Plant CIDECSA is inaugurated. Starts the modernization of the Cottrell Central.
         1968 The extraction system continues Type ROY Tapper is installed in the Lead Furnace No. 1. The Construction of The Lead Plant of Residues is completed. The Zinc Electrolytic Plant is enlarged to 150 to 200 T.C. / day (181,82 t/d)
         1969 The new Cottrell Hot Arsenic Plant starts operations. The First
              Phase of the dust treatment plant starts operations. A new
              Silicon rectifier ITE is installed at The Copper Refinery. The modernization program for the

              Cottrell Central is concluded.
         1970 The slag continuos extracting system is installed at The Lead
              Furnace No.2
         1971 The suspension brick roof is installed at Reverber No. 1
         1974 January First the Peruvian Government takes over Cerro de
              Pasco Copper Corporation and incorporates "Empresa Minera del Centro del Peru" S.A. CENTROMIN PERU SA
         1976 Copper Refinery up to 20 blocks 1978 The Ajax new Furnace of 408
              TMD zinc cathode entered into operations at the Zinc Division.
              The Flotation de sulfurous de zinc and silver start operations
              The new humid electrolytic precipitator at the Sulfuric Acid Plant was installed.
         1979 The solid separation unit if 3 380 cubic meters per day of impure solution of zinc sulfate entered into operation. A new copela at the Residues Anode Plant was installed.
         1980 The new water pipes system of Tishgo was connected.
              The new plant of oxygen type GO 800 made by a firm named LINDE entered into operations
         1981 The construction of the New Agglomeration Plant started.
         1983 The new agglomeration Plant started operations with a capacity of 810 t/day. Replacing 11 machines (5 up draft and 6 down draft) for one type Up draft.
         1987 Pre feasibility Study for the Oxygen Burners Oxy-Fuel done by SNC
              Plant Project.
         1990 Metallurgical Samples of the metallurgical index rates at the Copper Circuit. In December 1990 the samples were optimized and in 1991 industrial evaluation adjustment samples were taken. It was completed starting 1992.
         1991 Lead Furnace No.3 was modified. It was changed from intermittent tap to a continuos tap, the old designed was a sifon arents and the modified one is Roy Tapper Box type.
         1992 The Mud tank skimmer are modified eliminating the filter OLIVER at the Agglomeration Plant.
              A ventilation system is installed at the floor of the lead furnace load (SVEL No.6) Vent capacity is 140 000 CFM.
              In march the construction work started at the New Oxygen Plant.
              In June the works started at the Ferrite Treatment Plant
              Project.
              In October a Bag House was installed (60 bags) to improve the work atmosphere at the unit of purification and crushing. In the months of December an automatic continuos leaching operation started The converters where re-built and modified increasing the converter capacity. 2 and 4 + - in a 15%.
         1993 In march the electric load mechanic of the Oxygen Plant started.
              A tank was installed of 20 000 GI to re- circulate the refrigerated water of jackets of the Lead Furnaces
              The reverber No. 2 stopped operations for maintenance and the Oxy Fuel system modifications works. December first Centromin receives the certificate of approval for the Oxygen Plant reaching an installed capacity of 312 cubic meters a day.
              A ventilation system was installed for the copper calcine discharge. In October a Treatment Plant Lead Ferrite started operations. In November the continuous purification operation started.
         1994 January 17 the OXY-Fuel electric mechanic and instrumental system was installed. This project was executed by CENTROMIN technical personnel with the advise of the INCO, ENICI and SNC LAVALIN Canadian companies.
              In January 18 opening of the Vertical Burner Oxy- Fuel No.8 progressively turning off the Horizontal Conventional Burners. February 6 at the Reverber No 2 eleven Vertical Burners were industrially tested. Operation up to these days is undertaken with 6 Oxy Fuel vertical burners and 2 horizontal burners achieving the project objective.
              The concrete base for the new ventilator SVEL 4 got started with the objective of improving the Lead Furnace gas catching

         1995 The Copper Refinery increased its installed capacity to 66 500 t/ year (Block No. 22 enters into operation)
              General Repair Work at the Reverbero No.2 (Oxi Fuel)

         1996 June 7 the new fluorsilicic acid recovery system by anode mud filtration starts to operate.

II . ENVIRONMENT COMPONENTS DESCRIPTION

      2.1. Production Unit Location

            2.1.1. The Industry

                  La Oroya smelter is located 175 Km NE from Lima Capital City in the Andean are oriental flank at the West Andes at 3 700 msnm in the Caceres Region. The installations occupy an extension if 2 404 hectares. UTM coordinates are

                        Metallurgical Complex I 8126087 .1 North

                                    402255.3 East

                        Metallurgical Complex II 8725007.5 North

                                    399573.6 East

                  Maps (annex 6 and 7) show LA OROYA metallurgic complex location and the surrounding in a ratio of 10 KM having as a center the Smelter Main Stack . The maps show curves of the topography level in the area. It also can be observed that the area is shaped by mountains that get 4 400 m.a.s.l.

                  In the maps can be appreciate "Yauli" and "Mantaro" rivers basins forming a "Y" with the joint being near to the Smelter. The population centers and the farm area are near to the Yauli, Mantaro and Tishgo basins.

                  Furthermore, in The General Map for the smoke affected areas (Comparative Map AGI D/S 071.95) in it can be appreciated the effect produced by the metallurgical industry in the surroundings. It can be observed chronologically, the smelter impact over nature its initial advance and its control throughout the years. A recovery study exists for the surroundings areas to be achieved in a timely manner and an estimated cost.

            2.1.2. Sources of Water Supply

                  The industrial water supply and human consumption for CENTROMIN S.A. LA OROYA is specified in Picture 2.1 Diagram. It can be pointed out:

                  Tishgo System.- Has as supply source Tishgo river. The capture point is located 14 Kim North from La Oroya.

                  Cuchimachay System.- Has its supply source in the Cuchimachay spring water. The captured water is to supply water to Old La Oroya City and the smelter for the vapor heaters.

                  Pishjapuquio System.- Has as supply source the Pishjapuquio Spring Water. The volume caught is to supply potable water for Old La Oroya population.

                  Mataro Pumps.- The water captured from Mataro River is used in its totality to slag of the copper and lead smelter.

                  Emergencies System.- This system enters to operate where the Tishgo system fails. The system is the following:

                  o     Hydro Pumps. The system catches the underground water of
                        the Hydric area and takes it to the Railway Tank.
                  o     Mayupampa Pumps. The system is similar to the mentioned
                        above. The water caught is sent to the Chulec Tank.

                  The Table 2.1. shows the water physic - chemical analysis for the four above mentioned systems.

               TABLE 2.1 - PHYSIC CHEMICAL ANALYSIS FOR THE WATER
                      COUGTHED AT THE THREE WATER SYSTEMS

------------------------------------------------------------------------------
Elements    Tishgo River      Chuchimachay   Pishja Puquio  Class III water
                mg/l          Spring mg/l         mg/l          LMP mg/l
------------------------------------------------------------------------------
Pb              0.12              0.09            0.05            0.10
------------------------------------------------------------------------------
Cr              0.01              0.01            0.01            0.05
------------------------------------------------------------------------------
Ag              0.01              0.01            0.01            0.05
------------------------------------------------------------------------------
NO3             0.39              0.08             Tr             0.10
------------------------------------------------------------------------------
Fe              0.43              0.13            0.28            1.00
------------------------------------------------------------------------------
Mn              0.26              0.01            0.01            0.50
------------------------------------------------------------------------------
Cu              0.05              0.06            0.02            0.50
------------------------------------------------------------------------------
Zn              2.22              0.07            0.04           25.00
------------------------------------------------------------------------------
SO4            130.78            629.00          197.00          400.00
------------------------------------------------------------------------------
Mg             106.00            91.00           56.00           150.00
------------------------------------------------------------------------------
Ca CO3         163.00            618.00          302.00
------------------------------------------------------------------------------
OD              9.50              5.00            5.60            3.00
------------------------------------------------------------------------------
JTU (Pt)        3.02              0.32           0.316
------------------------------------------------------------------------------
pH              8.23              7.80            7.70           5 - 9
------------------------------------------------------------------------------

      2.1.3. Liquid effluents, treatment and final situation.

            The location of the monitoring points correspond to the principal effluents of LA OROYA Smelter and Refinery Circuits (annex 1,2,and
            3) having as a reference the EVAP report.

            Point T-1 Tisgho - Casaracra
                  This monitoring point is located at the Tishgo River, around de Casaracra Hacienda, before the Mantaro river confluence.

            Point M 1 Mataro River - Puente Chulec
                  This sampling point is located at the Mataro River around the Chulec location, approximately 2 m. from the bridge.

            Point M 2 Mataro River - Before the Yauli river joining.
                  This sampling point is also located in the Mataro River around the Torres de Hydro housing, approximately 15 m from the houses.

            Point Y -1 Yauli River - Before the Copper and Lead Refinery
                  This sampling point is located at the Ria Yauli at the Marcavalle Bridge, approximately 2m from that bridge.

            Point R - 1 Lead Refinery and Exit for the Settling Tank.
                  The effluent that was originated by the overflow of the settling tank of Lead Sulfate produced in the Lead Refinery has been eliminated the one left is the mother water coming from the Copper Refinery. The sampling point is located at la settling tank at the Plant of

                  Alambron, approximately 5 m from the Yauli River.

            Point R- 2 Alambron Plant
                  This effluent has been eliminated by re circulation in the same plant process.

                  The sampling point is located approximately at 15 m in front of the plant and 20 m from Yauli river it discharges at Yauli river.

            Point R -3 Asarco Furnace Plant - Exit of settling tank
                  This effluent originates at settling plant ( water refrigeration) coming from the copper bars and the Asarco furnace.

                  The sampling point is located approximately at 15m from the propane gas tanks and 80 m from the Yauli river, it discharges at the Yauli River.

            Point Y -2 Yauli River After the Copper and Lead Refineries -
                  Huaymanta Bridge.

                  This sampling point is located at Yauli river at the Huaymanta Bridge approximately 20 m down from that bridge. This point is sampled after receiving the Huaymanta Refinery effluents.

            Point Y -3 before the Yauli river and Mataro River - Sudete
                  Bridge union. This sampling point is located in Yauli river around the Sudete Bridge, approximately 15 meters up this bridge. The sampling is taken after the union with the feeding channel that goes to LA OROYA Power House water source.

            101 Point Coke Plant and Discharged Water
                  Collects water from the hygiene services, refrigeration water and condensed water coming from the Coke Plant heater interchanger.

                  The sampling point is located in front of the Coke Plant distillation unit (today empty).

            Point M-3 Mantaro - Cascabel Bridge
                  This sampling point is located at the Mataro river around the Cascabel Bridge, approximately 10 meters from this bridge. The sampling is taken after the union with Yauli river water.

            102 Point Patio de structural shop
                  This effluent is composed of the refrigeration water of the Storehouse Section (Welding Section), the channel passes through these section patio, in freshet times it is used as sewer. The sampling point is located at 50 meters West of CENTROMIN gas station and 10 meters over the Mataro river level.

            103 Point Structural Shop and Interior Protection
                  This effluent is composed of the water washers and the hygiene services coming from the structural shop and the Interior Protection. The sampling point is located 50 West form the CENTROMIN gas station and 10 meters over the Mantaro river level.

            104 Point Interior Protection and Superintendent Office
                  This effluent is composed of the Principal Office of Internal Protection hygiene services. (Demolished) The sampling point is located 50 meters West from The CENTROMIN gas station and 10 meters over the Mantaro river level.

                  It is not sampled, there is no discharge.

            105 Point Acetylene Plant
                  This effluent is conformed by the industrial waste waters coming form the Acetylene Plant. On this point action has been taken, eliminating this discharge in August.

            106 Point Storehouse
                  This effluent is composed of the Hygiene services waters coming from the storehouse and equipment washers and the Iron Smelter. The sampling point is located at the marker watches 9 over the Mantaro river level.

            107 Point Antimony Plant, Acid Tanks, Instruments Shop, Shop office and Light Equipment.
                  This effluent is sewage water from bathrooms and The mechanical shops washers, warehouse J -10, Preparation Plant, Antimony Plant and Arsenic Plant.
                  This sampling point is located at the Main Entrance Door - Internal Protection, approximately 50 meters from the Door and 7 meters for the Mantaro river.

            Point 108 Components Shop and Garage
                  This effluent collects the water from the components shop hygiene services and the automatic vehicles washer.
                  The sampling point is located a side from the pedestrian way 9 meters over the Mantaro river level.

            Point 109 Components Workshop Pit
                  This effluent collects waters from washing, waste and hygiene services coming from the light garage equipment shops.
                  The sampling point is located in the Smelter mark watches back part and 7 meters over the Mantaro river level.

            110 Point Instrumental Carpenter Workshop
                  This effluent collects the waters from the hygiene services from the industrial shops, carpenter and water waste from the parts washing. This sampling point is located in the Gas tanks back 8 meters over the Mantaro river level.
            Point 111 Washer Training
                  This effluent collects the hygiene services water from the Training Center.
                  The sampling point is located a side of the Training Center 10 meters from the Mantaro river level.

            Point 112 Heavy Equipment, Fireman Station
                  This effluent is composed of the heavy equipment shop fireman station and laborers offices hygiene services . This sampling point is located a side from the Training Center 9 meters over the Mantaro river level.

            Point 113 Industrial Engineer
                  This effluent is composed of the hygiene services water coming from the Industrial Engineering and paper warehouse (demolished). The sampling point is located in front of the General Laboratory 11 meters over the Mantaro river level.

            Point 114 Power House and Control Samples
                  This effluent is composed of bathrooms swage water, Control Section washers and the sub - stations Power House refrigerating water. The sampling point is located at the Control Section approximately 12 meters over the Mantaro river level.

            115 Point Ionic Plant and Power House
                  This effluent collects the discharge water de la regeneration of resin regeneration of ion interchange and the Power House compressors refrigerating water. The sample is located in front of the Power House 15 meters over the Mantaro river level.

            116 Oxygen Plant, cable Car
                  This effluent collects the discharge water front the Old Oxygen Plant. The sampling point is located in front of the Oxygen Plant 13 meters over the Mantaro river level.

            117 Old Oxygen Plant
                  This effluent is composed of the General Offices, General Laboratory, Safety Shop, cable carrel hygiene services water and the Oxygen Plant water. The sampling point is located in front of the Laminator sector at the Zinc Electrolytic Plant, 15 meters over the Mantaro river level.

            118 Copper and Lead Smelter Slag Granulation
                  This effluent is compound of the copper and lead slag granulation process water.

                  The sampling point is located at the Laminating Plant discharging the flow at the Mantaro river.

            119 Copper and Lead Smelter Main Channel No. 2
                  The channel is constituted by a number of effluents taking into its flow the No. 5 Warehouse, No. 2 Cadmium Plant, Preparation Plant sewage water, copper slag refrigerating water, copper anodes casting refrigerating water, bushings of the Cottrell Fans, lead furnace cooling gas system, silver refinery industrial effluent. Sampling point is located a Vehicles unleveled with the cable car .

            120 Zinc Electrolytic Plant - Hygiene Services.
                  The effluent collects the Zinc Electrolytic Plant hygiene services water and the rain water in freshet season.

                  The sampling point is located at the end of the unleveled way around the main stack 20 meters before its discharge point on the Mantaro river.

            121 Anode Residues Plant Selenium Tellurium discharge units and
                  Hygiene services.
                  This effluent collects the selenium precipitation discharge, selenium tellurium discharges unit and the plant sewage.
                  The sampling point is located in front of the main principal door to the Anode Residues Plant 20 meters from the Mantaro river discharge.

            122 Point Sedimentation Residues Tank Plant Anode Exit
                  This effluent collects the water coming from the Washer rooms sedimentation tank exit.
                  The sampling point is located back from the guard control booth 20 meters from the discharge to the Mantaro river.

            123 Point Anode Residues Plant - Sedimentation Tank .
                  The effluent originates with the sedimentation overflow tank and the refrigerating water from the trombones of the anode residue plant.
                  The sampling point is located approximately 7 meters from the anode residues sedimentation plant at the Mantaro river.

            124 Point Zinc Electrolytic Plant - Anode Washer Effluent.
                  This effluent comes out from the zinc anode washer electrolytic Plant sedimentation tank.
                  The sampling point is located in front of the sedimentation tank 20 meters from its discharge to the Mantaro river.

            125 Zinc electrolytic plant - Cell Cleaning Mud
                  The effluent is product of the cells washing at the Zinc refinery. The sampling point is locates 20 meters before its discharge to the Mantaro river.

            126 Zinc Electrolytic Plant - Refining
                  This effluent is composed of the sewage water and the leaching of residues unit and the Zinc electrolytic purification plant. Also is composed of the water coming out from the electric rectifiers refrigerating water.

            127 Refrigeration Zinc Sub-station Plant.
                  This effluent is composed of the refrigeration waters from the Zinc electrolytic sub station plant.
                  The sampling point is located in front of the Zinc Electrolytic Plant 12 meters over the Mantaro river level.

            128 Casting Fusion and Zinc Storage
                  This effluent is composed of the Zinc Fusion Furnace refrigerating water and casting refrigerating system from the zinc bars casting machine.
                  The sampling point is locates at the weight and storage for zinc bars 15 meters over the Mantaro river level.

            129 Smelter Building and Hygiene services
                  This effluent collects the office sewage water and the storage smelter construction.
                  The sampling point is located behind the construction materials deposit 12 meters over the Mantaro river level.

            130 Office and Construction Warehouse.
                  This effluent collects the hygiene services from the offices and the smelter's construction warehouse.
                  The sampling point is located behind the construction smelter carpenter shop 12 meters over the Manatro river level.

            131 Pyro Cadmium Plant, DIM
                  This effluent collects the rain, smelter cleaning water and the Cadmium Casting.
                  This sampling point is located at the back of the smelter building carpenter shop 20 meters before its discharge to Mantaro river.

            132 DIM Pilot Plant and Mechanic Shop.
                  This effluent collects the Pilot Plant Metallurgic Research Department. (D.I.M.) as well as the sewage waters from the workers bathrooms.

            133 Indium Plant - Drained solution of alkaline washing.
                  This effluent collects the overflow waters, the floor washing at the Cadmium Plant and the plant swage.

            134 Point Indium Plant and Discharge e Solution.
                  This effluent is the discharge solution coming from the Indium Plant to the cementation tank.
                  The sampling point is located at the cementation tank discharge before discharging to Mantaro river.

            135 Main Channel No. 1 (Parallel with the F.F. C.C:)
                  The main channel is constituted by a number of effluents that get together in its Smelter tour, also effluents coming form the Coke, Conglomeration, Zinc Toasters, and Electrolytic Plants.

                  The sampling point is located at the safety control boot soundings going to Huancayo 10 meters approximately from the FF CC line discharging the flow at the Mantaro river.

            136 Main Channel Parallel Channel No. 1
                  The channel collects the refrigerating waters from the agglomeration machine, condensed water from the oil tanks, slag water, refrigerating waters coming from the "Kiln" Furnace cooling system, cleaning water form the Hydrometric Plant and swage.

                  The sampling point is located 20 meters from the Mataro river discharge.

            Point M 4 Mantaro River - After the Smelter
                  This sample point is located at the Mantaro river at 4 km. from LA OROYA - Huancayo road approximately 100 meters from the Huanchan slag deposits.

            Point 137 Zinc tank Ferrites Effluent
                  This effluent is originated from the overflow coming from the zinc ferrite settling tank and the sampling point is located at 4Km from the road LA OROYA HUANCAYO 10 meters over the Mantaro river.

            Point M 5 Mantaro River After the Zinc Ferrites deposit.
                  This sampling point is also located at the Mantaro river after the ferrite de zinc deposit (Huanchan) at 5 km from the LA OROYA HUANCAYO road.

            In table No. 2.2 is a summary for the sampling points classified according to the water monitoring protocol
            Also, table 2.3 shows the liquid effluents that the complex generates with some physical and chemical characteristics. Table 2.3 A, 2.3B, 2,3 C and

            2.3 D are the same effluents, but classified by production circuits. According to the treatment code or final disposition. See table No. 26, all the effluents discharge in natural water bodies. (C; Yauli and Mataro) the majority of the with previous treatment.
            It has been determined that from the 40 forty exit flows generated at the Metallurgical complex, 7 seven are characterized as effluents that cause a high negative impact to the Mantaro River. In order of importance the contaminant parameters are classified in the following manner:

            1) R -1 Lead Effluent Refinery
            2) 118 Granulation Slag water from the copper and lead Smelter.
            3) 119 Main Channel No. 2 Copper and Lead Smelter.
            4) 126 Zinc Electrolytic Solution Plant.
            5) 136 Main Channel No. 1 ( FF.CC parallel)
            6) 136 Parallel Channel Point 135
            7) 137 Zinc Ferrites Tank Effluent

            Table 2.4 shows the chemical - physical characteristics average rate containing high TSS and an important amount of impurities, over the MPL maximum permissible levels at these points in the last 6 months.

                                    TABLE 2.2

                                SAMPLING STATIONS

--------------------------------------------------------------------------------------------------------------
 COMPONENT           INPUT        STATIONS        OUTPUT             STATIONS        TOTAL       INPUT/
                     FLOW                         FLOW                                           OUTPUT
                                                                                                 FLOW
--------------------------------------------------------------------------------------------------------------
Natural water
flows
- Yauli river     - Water up         Y-1         - Water down         Y-2, Y-3          3      4 to 6 regs.
                                                                                               Monthly each
- Mantaro river   - Water up    M-1, M-2 and     - Water down        M-4 and M-5        5      4 to 6 regs.
                                     M-3                                                       Monthly each
--------------------------------------------------------------------------------------------------------------
Industrial water
discharge, Ref.
And sewer
(Industrial area)
- Cu - Pb refin.                                                  R-1, R-2 and R-3       3      8 registers
                                                                                                monthly each
- Smelter                                                                               37      8 registers
                                                                                                monthly each
                                                                  101,102,103,104,
                                                                  105,106,107,108,
                                                                  109,110,112,113,
                                                                  114,115,116,117,
                                                                  118,119,120,121,
                                                                  122,123,124,125,
                                                                  126,127,128,129,
                                                                  130,131,132,133,
                                                                  134,135,136,and
                                                                  137
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Processing
- Tishgo river    Fresh water          T-1                                               1      4 to 6 regs.
                                                                                                Monthly
- Mantaro river   River water          M-3                                               0      In natural
                                                                                                waters
--------------------------------------------------------------------------------------------------------------
TOTAL                                                                                    49     Stations
--------------------------------------------------------------------------------------------------------------

            2.1.4. Residues Generating Sources, Treatment and Final Disposition.

                  The following are the solid residues generators that are managed at at the metallurgical complex. The location of each of the sources is in Annex 4, treatment and final disposition see Table No.25

                  2.1.4.1. Copper Slag Reverber

                        This solid residue is produced when mortar coming from the copper roasters melts. Two phases take place:
                        First a very dense phase that is compound by sulfurous metals forming the matte and second a less dense phase containing the gangue or slag and the smelters. The slag is discharged at the opposite side from the burners, grained with high pressure water and sent to the slag deposit trough a cable car.

                        Today, copper slag is deposited in Huanchan (a complex near by area) . It is estimated that it is possible to keep depositing in this area for a period of 5 to 10 years more. In Table 2.5 important residues characteristics can be appreciated. It is necessary to take into consideration table 2.6 to identify treatment codes and final state. See Picture 2.1.1

                  2.1.4.2 Lead Furnace Slag

                        This solid residue is generated after the oxide melting and reduction process takes place, specially from lead and lead sulfate to metallic lead.

                        The melted material is discharged to the settling tank to separate the slag from the lead matte.

                        The slag exits to a granulation channel with high pressure water streams where it is dragged to the settling tanks and slag discharge to be sent to this material deposit by cable car.

                        The slag is also deposited in Huanchan (near by area). It is estimated that it is possible to keep depositing in this area for a period of 5 to 10 years more. Table
                        2.5 presents important
                        residues characteristics.

                        Furthermore it is necessary to point out the quantity of copper and lead slag stored in Huanchan, approximately 10 000 00 t. See Picture 2.1.1

                  2.1.4.3 Arsenic Trioxide

                        This residue is generated from roasting the powder recovered at the arsenic mixed with pyrite Cottrell. The arsenic vaporize and condense, the processed vapors pass to the warm arsenic Cottrell from there to the furnaces where the obtained product contains 81,5% of As2O3.

                        Due to scarce sales the arsenic trioxide is a copper smelter marginal product. It is stored in a deposit named "Vado" located 10 km from La Oroya. Another old deposit is located near the "Malpaso" power-electric.

                        Both deposits constitute sources of dust emissions to the environment, for this reason a number of treatment alternatives are been contemplated.

                        The amount stored at the "Vado" Stock is 164 575 t, the table No. 2.5 presents some important residue characteristics, See Picture 2.1.1., a and b.

                  2.1.4.4 Zinc Leached Residues ( Zinc Ferrites)

                        It is generated after the Zinc calcine leaching; the process is undertaken in agitators tanks where the used electrolytic, concentrated sulfuric acid ( if required) and the fine calcine are loaded. The iron is precipitated with manganese dioxide along with arsenic and antimony, etc. and the zinc ferrites remaining insoluble.

                        The zinc ferrites with an 8% content of solids are pumped in a pulp form to the settling tank located in Huanchan. Leaving the solid part in the tanks and the liquid part discharged in the Mantaro River. Today the Zinc Ferrites deposit has 1 234 300 t, constituting a pollution source, specially in winter. (During the months of May through September). See Picture 2.1.3

                  2.1.4.5 Thallium Residues

                        This solid residue is generated from the crude cadmium sponge at the cafdmium plant.

                        The sponge is re-dissolved in sulfuric acid and the concentrated cadmium solution is purified by adding potassium permanganate , caustic soda and sodium carbonate with these elements iron and thallium precipitate.

                        The produced material is transported by trucks to Huanchan deposit (Side No. 4 of the Zinc Ferrites deposit).

                  2.1.4.6 Industrial Waste

                        The industrial waste generated at the Metallurgical Complex are classified. This project involves the solid combustible residues separation: wood, fabric, paper, oils, and grease which are not recommended to be flamed because it generates dangerous flammable products such as: plastics and resins.

                        A burner is installed at the smelter and an other one is installed at the Huaymanta refinery They carry on a complete combustion operation. The industrial scrap iron is also picked out for recycle.

                  2.1.4.7 Manganese Dioxide

                        This residue is generated in the zinc electrolytic cells in the following manner:

                        o Through mud settling at the bottom of the cells which is produced during the zinc sulfate solution electrolysis process. The mud with manganese contents is extracted during the cell cleaning stage to be stored afterwards.

                        o Through lead anodes washing. At the cell cleaning stage the lead anodes are washed with pressure water, the product is sent to the settling tank and the solids are subsequently stored.

                        The residues obtained in both operations are stored in the Mantaro river basin.

                                    TABLE 2.6

                        ESTABLISHED CODES FOR THE RESIDUE
                      TREATMENT AND FINAL RESIDUE LOCATION

 ------------------------------------------------------------------------------
     CODE       PROCESSING                   CODE           FINAL DISPOSAL
 ------------------------------------------------------------------------------
      A       Preliminary                      A        Public drainage system
              maintenance
 ------------------------------------------------------------------------------

-------------------------------------------------------------------------------
      B    Biologic Treatment                 B       Straining pool

 ------------------------------------------------------------------------------
      C    Physic-Chemical                    C       Water bodies (Sea, river,
             Treatment                                lakes, etc. Specify name)
 ------------------------------------------------------------------------------
      D    Biologic and  Physic-              D       Mine filling
           Chemical Treatment
-------------------------------------------------------------------------------
      E    Segregation                        E       Scattered on the floor /
                                                      land
 ------------------------------------------------------------------------------
      F    Other (specify)                    F       Tailing ground
 ------------------------------------------------------------------------------
      G    Without treatment                  G       Other (specify)
 ------------------------------------------------------------------------------

Use the Code in accordance with the type of treatment and / or final location Source : EVAP March 1995

      2.1.5 Gas Emissions Generating Sources, Treatment and Final Location.

            The principal gas emissions contaminant is the SO2 , as a consequence of concentrates and fluxes treatment with high sulfur contents; also, the gas emissions bear lead, arsenic and cadmium particles among others.

            In general, the contaminants variety originated at the different operations and processes (annex 5) are discharged into the environment by three well defined sources.

            o The Principal Stack: which height is 167,5 meters, it is the major gas emitting source.
            o The Secondary Stacks: In a total of 95 units of a variety of dimensions (from 4 to 91 meters) and distributed in different circuits of the plant.
            o Undefined Sources that in accordance to the DGMAMEM are known as "Fugitive Emissions".

            The principal stack as it was already pointed out is a significant gas emitter. The so called "gas emission" is the mixture of gases, vapors, metallic fumes and grained material or dust that due to their components dimension are not affected by gravity and are integrate into the environment.

            Among the secondary stacks, the iron stack has been studied (91 meters height) and the coke plant (19 meters height). Some others have been characterized that are referred to in this study. The emissions by these stacks require a better definition. However, it has been observed that the majority of these stacks are not very harmful because they are combustion gases, water vapors and inert dust.

            In relation to the fugitive emissions, they escape directly to the environment. Its origin is diverse and, in higher and lower grades due to lack of good control in the process, lack of ventilation systems and / or micro-meteorology changes ( gust of wind, temperature, humidity); fugitive emissions are difficult to quantify because they are irregular and of quick dispersion. (Picture 2.1.5)

            Some of these emissions have an important negative action , since they could revert over the soil and liquid effluents making worse the contamination of these other two environment factors.

            The gas emissions generated by the smelter are detailed as follows:
            (Table 2.7)

            a)    Copper Circuit
                  Grained Material or Smelter Dust

                  They are produced by solid mechanical haulage in the gases roasters, reverbers, and copper converter circuits. Around 97% of the grained material is recovered successively in the arsenic Cottrelles and central; the remaining 3% is evacuated through the main stack along with the main stack and other circuits gas emissions . The portions recovered at the Cottrelles return to the production circuit.

                  Gas Residues

                  The gas coming from the Roasters, Reverbers and Converters are directed to the main stack after passing through the Cottrelles. These gasses contain basically S02 and combustion gases. The quantity of SO2 originated in this circuit is approximately 508 t per day representing 53% of the total SO2 poured into the environment by the main stack.

                  Emissions that Escape Directly to the Environment

                  These emissions are produced at the preparation plant by solid material haulage outside the bells, this occurs basically because of the extractors insufficient capacity.

                  At the Roaster Plant acid and solid emanations are reproduced discharging directly to the environment from the loading floor because of lack of room in the main evacuation duct.

                  In a similar manner it has been observed that gas leaks and dust are generated in the calcine discharge operations in to the wagons; they are not captured by the control system bells.

                  At the Reverber Furnace there is no longer a fugitive gas production because the ventilation system of the discharge opening, the slag, and the slag channel are connected to the iron stack. Acid Gases and Dust are also produced at the reverber loading floor because they lack ventilation hoods.

                  The inadequate ventilation system of the Converters allows dust and acid emission to escape to the work environment during the cold re - circulating material loading.

                  The combustion gases and the SO2 freely spread at the blister copper casting retention furnaces due to the lack of an entrapment system. Likewise, at the Arsenic Plant grain material containing trioxides escapes, covering the work environment due to the lack of a dust catching system during the unloading and shipping operations.

            b)    Lead Circuit
                  Grained Material or Smelter Dust

                  They come from mechanic hauling of the solid fractions contained at the Blast Furnaces, the Skim Reverber, and the huge gas proportion of the Agglomeration Plant. The grain materials are retained at the Central Cottrell in a proportion that reaches 97% to be re-circulated at the Copper Circuit. The other 3% is evacuated by the main stack.

                  Gases that come out from the Main Stack

                  The most important ones are originated at the Agglomeration Plant, Blast Furnace, and the Skim Treatments. In the first case, the gas emissions are generated in the synthesizer machine conducted to the Central Cottrell where the metallic grain precipitate and the residual, along with the gases, continue through the main stack. Also, the gases and the particles formed in the Blast Furnace fusion process are directed to the Cottrell and from there to the main stack. The same process appears with the contaminants that come out from the skim treatment at the reverber furnace.

                  The general balance neutral sulfur (S(Degree)) reveals that 30% of the SO2 formed and evacuated by the stack, comes from this circuit and that the 84% of the SO2 comes from the Agglomeration Plant.

                  Gasses Generated in the Coke Plant

                  The most important source of contamination in this unit is constituted by the coke retorts were the combustion gases are produced that are discharged in the environment through two stacks of 19 meters. (Picture 2.1.6.)

                  Gases Emitted by the Secondary Stacks

                  This gases have lower flows than the ones before as a consequence of the metallurgical discontinuous processes, incremented by flows coming from the dust catching system, combustion gases and cooling vapors.

                  Gases that are Discharged Directly to the Environment

                  The emissions in this case, are basically constituted by particles and fine dust originated in the hauling and transfer of synthesized material (thick and thin). The route also produces weak emissions of SO2 from gases that exit the still warm sinter where they were trapped. It has been observed that due to the lack of fans and due to the false air catching, a considerable part of lead part is not conducted by the stack gasses.

                  Another contamination source in this circuit is the retorts discharge operation. This operation is small, but emits gases, dust and vapors in significant quantities which end up around the work areas.

            c)    Zinc Circuit
                  Gases Channeled through The Principal Stack

                  It has two flows: A group of gas emissions that are originated in the roaster process of the fluid bed system (FBR) and the other group originated in the turbulent bed (TLR). In the first case, the emissions pass to the boiler to pass afterwards to the Central Cottrell from where the gases with SO2 are discharged into the atmosphere through the Principal Stack. From the TLR the gasses pass first to the heat recovering system (La Mont boiler). and from there to the particle recovering system. The clean gases are raw material for the Sulfuric Acid Plant. The residual gasses are discharged via the main stack.

                  The sulfur general balance (S(Degree)) reveals that the 7.4% of the SO2 evacuated by the main stack comes from this circuit and 9% of the SO2 coming from the TLR changes into H2SO4.

                  Gasses Channeled through Secondary Stacks

                  In this aspect it is important to consider that the limited altitude of the Cadmium Plant Stacks can originate solid metallic residues precipitation in nearby areas.

                  Gasses Directly Discharged into the Environment

                  In the neutral leaching and purification stages acid vapors are generated due to the temperature conditions and the treatment tank contents. These contaminants also are produced in the house tank during electrodeposition in a higher magnitude than in other areas. The acid vapors also are present during the pellets drying at the Roaster Plant fluid bed.

                  The measurements taken by the Ventilation Department reveal that at the TLR Plant environment there are not recommendable Zinc and Lead Concentrations in form of "flying dust". The precipitation of these materials to the Zinc Circuit Floor is visible originating alterations in the liquid effluents that flow by the open channels.

                  Finally, at the Zinc Circuit gases and particles formed during the discharge of the iron slag to the Kiln Furnace exit to the environment, affecting as in other areas the liquid effluents.

            d)    Anode Residual Plant and Silver Refinery

                  A peculiar characteristic of this plant is the variety of the processes and reactors employed, as well as the discontinuous sequence of the production processes. Consequently, the identification and monitoring of the various characteristics and complex emissions make it difficult to evaluate.

                  Gaseous Emissions of the Main Stack

                  The gas material originated in the reverber fusion processes are taken through the electrostatic processes where the solids are recovered . The gasses are taken to the environment though the main stack. The gasses and dust coming from the discharge opening of the fusion reverber and reduction follow the same path.

                  The particles and acid gasses (nitric) produced during the refined silver crystals fusion are cachet to be derived to the Copper Reverber duct and from there to the to the central units of electrostatic precipitation units following the residual flow towards the open environment.

                  From the Silver Refinery partition processes acid vapors are generated. Acid vapors from the kettles and the silver cementation tanks that are caught by the exhaust hoods and conducted to the Central Cottrell.

                  The S(Degree) general balance in this area reveals that the 9,5% of the SO2 emitted by the main stack is product of the circuit in reference.

                  Emissions by the Secondary Stack

                  They are emitted through local stacks in minor flows.

                  Direct Leaking to the Environment

                  In the reverber area there are two important gas exits that increase during the smelted materials decanting into the converters.

                  At the Anode Residues Plant the ventilation systems show a visible deficiency, facilitating abundant diffuse emissions at different operation stages.

            e)    Copper and Lead Refinery
                  Atmospheric Emissions

                  The electrolitic refining processes used in this unit require many operations with temperature changes, in such a way that the principal gas emissions are water vapors loaded with higher and lower grades of specific contaminants. At the anode mud leaching and washing and at the Cu and Pb cementation a water vapors loaded with acids and sulfate (H2SO4, HF, H2SiF6, CuSO4) drag along in mist or mechanically.

                  At the cooling operations ( of the copper bars, wires, etc.) a high quantity of water vapors with no or very little extraneous materials are produced.

                  During the Lead fusion, metallic vapors break off to the environment, although their course (diffusion) normally should be of a short distance because when cooling they will precipitate in form of particles. Certainly, there are combustion gasses with a typical composition which are evacuated independently from the gas processes.

                  In general the are no treatment systems for any of the gas emissions referred to. There is no detailed information about flows and components.

                  At the work place interior it is easy to perceive the typical odors of the refining electrolytes, probably due to the little efficiency of the ventilation systems.

                  These gas emissions are potential contaminants of the Yauli river because during rainy season they are inevitably dragged into the soil.

                  To have a qualitative idea about the contaminants apportion by each refinery, a reference to there processes and most of their characteristic operations has been made, including the control systems at 19 ventilation stacks.

                  Table 2.7 J, shows in detail the Copper and Lead Smelter and Zinc Refinery (annex 5) secondary emissions sources with some of their physical and chemical characteristics.

                  In drawing 2.2 it can be observed schematically gas and dust handling at the copper and lead smelter.

            2.1.6 Contaminants Receptors

                  The liquid effluents are discharged to the Yauli and the Mantaro Rivers. The gas emissions have an influence in the areas near the smelter (annex 10) Solid residues are stored in the river basin nearby areas.

      2.2 Physical Environment

            2.2.1 Topography

            It is a very uneven topography formed by huge depressions. The Yauli river is a Mantaro tributary. In its course it passes through a flat topography belt , where a number of towns have been built.

            The Mataro River crosses La Oroya City from North to South forming a very narrow valley.

            Down river passing La Oroya toward the Huancayo route, the valley becomes more and more narrow and huge rocks predominate.

            In the smelters high part by the Mataro left margin the topography becomes flat and with signs of heavy rain, at the very high part the topography is again very uneven.

            The topography map (annex No.7) presents a description of the topography at the Metallurgic Complex La Oroya influenced area. (annex No.7)

            2.2.2 Weather and Meteorology

                  2.2.2.1. Weather

                        The weather at La Oroya and surroundings is cold and with two well defined seasons: The humid season is between the moths of November to April with liquid precipitation and some times solid precipitation ( snow and hail). The dry season runs during the rest of the year.

                        The precipitation is channeled through small fractures as small tributary creeks and or to the Mantaro River which happens to be the regional collector.

                        It is important to point out that the morning wind (between 7 and 10 am) flows from North to South of the Mantaro Valley , after 10 a.m. it turns around South to North.

                  2.2.2.2. Meteorology

                        The meteorology characteristics are of great importance in the atmospheric contamination phenomenon and for its effects.

                        The information gathering in relation to the meteorological parameters at La Oroya is given to three stations. The first one is located in the smelter zone and the other two at the Cushurupampa area ( Not at the smelter) and Hanchan ( South East from the smelter), coinciding with the air quality monitoring stations.

                        The Smelter Meteorological Station is the most complete in terms of the number of parameters evaluated. Precipitation (rain), environment temperature, humidity and barometric pressure are measured since 1925.

                        The results obtained are not of exclusive use of Centromin . The pre-established continuous information is shared with the official meteorological office of the country. In other words it is part of the National Meteorological and Hydrology Service, called

                       SENAMHI, operating under these offices rules.

                      o Wind Speed and Direction

                        The respective data is shown in Table 2.8. The analysis of this data presents characteristics that are easy to appreciate such as the wind direction. The wind roses (Drawing 2.3, 2.4 and 2.4 A) for the two urban stations show clearly the lack of winds. The evaluated directions form practically the complete wind roses, meaning that the generation of the winds and its course occurs in all possible direction. Relating this phenomenon with the contaminant distribution in a first approach, it results easy to understand that there are not zones that are continuously exposed, but that that the diffusion moves "from here to there", according to the dominant circumstances, tending to be stable over the narrow part of the Mantaro - Yauli Basin in contribution with other contaminant phenomena such as the atmospheric stability.

                        Analyzing the Tables and the Drawings that show the speed average rate, it can be appreciated winds below the 2 m/ second that in the contamination area are considered less favorable since they do not allow "Barriadas" of desirable air.

                        The Huanchan wind rose (Drawing 2.3) has a difference since there it can be understood that the winds go to the South West zones. ( river down from the Mantaro River waters), which results favorable respect to the ones going to the areas less populated.

                        A very important aspect that deserves attention in the micro-meteorological phenomenon and much more directly related to the winds is the orographic influence in the area. The winds behavior in La Oroya atmosphere seems to be conditioned in a great part by the abrupt orography that limits the work and urban zones.

                      o Precipitation

                        There is a Smelter station and a sub-station at Mayupampa for the pluvial measurements. The average values show 568.10 mm of H2O for the Smelter Station, in a period of 72 years and 563.70 at Mayupampa in 39 years.(Table 2.9)

                        Normally, the precipitation (liquids such as the rain and solids such as snow) at the atmospheric contamination zones are considered benign because they clean the environment air. However, in La Oroya it is related to a negative effect because they could constitute an additional source of contamination for the Mataro River. This due to the "Washing" = "Lavado" action which occurs over surfaces that have accumulated contaminants throughout time and are dissolved and dragged to the river.

                      o Relative Humidity and Temperatures

                        The parameters values obtained at the La Oroya Station (Smelter) show that humidity and temperatures are not strictly the same neither adjust to the common understanding that the Andes region is a cold and dry area. Table No. 2.10 and Drawing 2.5 illustrates these values showing that temperatures over the 20 (Degree) (typical of warm areas) are not rare and that the environment has a humidity that is over the 70%. In any case, there are additional data regarding the meteorological conditions of the area that are complicated. In group they are singular circumstances that generate contradictory conditions prone or not to environment contamination.

                      o Barometric Pressure

                        At the Main Station (Smelter) the barometric pressures are measured expressing them in Kpa (pascal kilos). Their average monthly values are reported in table 2.11. These values in the atmospheric contamination area have multiple applications in gas calculus, that necessarily involve pressures, volumes and temperatures.

      2.2.3. Environmental Air Quality

            It has been designed and put into operation an extensive Monitoring Program regarding The Environment Air Quality that comprises:

            Field Works

            a) Measurements and Sampling of : Sulfurous gasses, total grained material (TGM) and heavy metals in five stations located at the representative areas, comprising about 10 kilometers of the Production Unit, La Oroya Smelter.
            b) Meteorological Parameters Monitoring Stations coinciding with the ones above and others.
            c)    Field Observations. Surveillance.

            Laboratory Works

            a) Analysis (micro-analysis), chemical physical, through classic and instrumental methods.
            b)    Equipment Calibration and Reagents Preparation.
            c)    Data collected

            Cabinet Works

            a)    Information Gathering
            b) Collecting and Treatment of data obtained at the field and laboratory.
            c)    Reports Structure

            Monitoring Stations

            The monitoring stations have been located considering factors such as the electric energy facilities, access, surveillance and the Yauli - Mantaro river basins situation, among others. ( Table 2.12 and Annex 8).

            The following describes each of the stations with the most important characteristics as well as their equipment.

            a)    Huanchan Station

                  Located near the Cu and Pb slag deposits, 30 meters form the slag inlet. Tower 16 at 2 kilometers from the main stack in the "Y" strip of the Huancayo road.

                  It is located with an (SO2) gas monitor, Kimoto Japanese brand, type 332 - TW, capable of evaluating ppb scale concentrations, counting with an automatic registry. The detector functioning principle is the conductive phenomenon. When SO 2 oxidizes at the reception area, it generates electric energy micro-currents that are registered by electronic system and taken directly in figures to be read and printed.

                  This same unit is capable of register meteorological measurements basically in the wind direction.

                  The station is completed by a high volume portable monitor (Hi-Vol) that is able to attract floating grained materials or environment dust in a fine paper thus being able to make high praise conclusions regarding the total mass captured or specific elements evaluations such as the bio-accumulated heavy metal contents.

            b)    Workers Union Station

                  Located at the urban zone (Old La Oroya). At the second plant of the companies workers union. Is the nearest to the principal source in reference, only 8 kilometers from the principal stack.

                  This station is also equipped with an SO2 registry unit, "Kimoto" brand, but the type is 331-B, different than that one mentioned above does not assume meteorological registries, on the other hand it has a paper tape of controlled movement. At this catching point the environment air is forced through a filter type and leaves in it materials that stain the paper. These stains densities and color are variable according to the monitored air . They are read by a rays artifact ### (beta) The different readings give air dirt indexes and the mass particles. From these sample conclusions can be made about specific chemical elements (example As), previous laboratory analysis.

            c)    Inca Hotel Station

                  Is located 2 kilometers from the point of reference, located in the "Y" strip of the Cerro de Pasco road. The equipment has a Kimoto 331 Monitor and it is located at the Hotel's roof. The samples are also completed with a high volume equipment (Hi - Vol), and a sampler for grained materials that are not settled.

            d)    Cushurupampa Station

                  It is located 3 kilometers from the main stack in the "Y" strip of the Lima road. It has a Kimoto Monitor type 332 - TW and the Hi Vol.

            e)    Casaracra Station

                  It is distant. Located in the fish farm with the same name. At 10 kilometers from the central reference, in the "Y" strip of the rail road way and Cerro de Pasco road. As a DKK monitor to exclusively determine SO2. This monitor is based on the same sampling principle of the Kimoto. It does not give figure results, but graphic ones that require processes to get to the number results.

                  Evaluations and Results

                  The "environment air quality" evaluated contaminants at the monitors described above comprise the sulfurous gasses, which are expressed in SO2, the grain materials in suspension (MPS), the MPS metallic contents (As, Pb and Cd) and the wind speed. The results of these evaluations done at the above described stations are shown in Table 2.13.

                  Grained Materials in Suspension (MPS)

                  The grained contaminants evaluation is undertaken by two independent methods, but at the same sampling stations, this makes it interesting to look at them comparatively.

                  The Kimoto 331 - TW as described above is capable of evaluating the MPS like the Hi Vol equipment. However, the difference is that the Hi - Vol manages high volumes of air, filtering the totality of the MPS in a 24 hour or more continuous period. While the tape samplings make a sequence sampling every 3 minutes, obtaining as consequence maximum and minimum averages. More importantly is that in the tape or stain paper method the evaluated particles are only a fraction of a smaller dimension than 10 microns, known as PM10. Meaning that from the totality of floating particles in the air the equipment is capable of discriminating (through a Cyclone system) the PM10 portions, known as "breading particles", for this reason it is valuable for the general public health. The Hi - Vol as it was said before collects all non settling material among which particles bigger than 10 microns are abundant.

                  MPS Metallic Contents

                  From the MPS samplings done by the paper tape method or by the Hi

                  Vol method determinations can be made to detect the 3 risky elements (As, Pb and Cd) that are always present in the mining operations like the Centromin mining operation. These determinations are done through analytical laboratory procedures in monthly representative arrangements.

      2.2.4 Geology and Seismic Conditions

                  2.2.4.1 La Oroya Geology

                        The older rocks at the La Oroya surroundings are the ones that belong to the Pucara Group from the Jurassic Triassic age, principally composed of clear gray or white calcite, that must be overlaying the Mitu Group rocks from the Permian age.

                        Goyllarisquizga Group of rocks are also present composed of red lutite and sandy, calcite, inter-stratified with basaltic layers and diabases

                        Over these rocks it is found the Machay Group composed of gray bluish calcite and bituminous coming from the Pariatambo formation and the clear calcite, shales, limes, and phosphatic from the Chulec formation.

                        South from La Oroya there are flourishing Red Coats from the Tertiary age, covering this flourishing there are a series of quaternary deposits distinguishing the following:

                         a) Alluvial Deposits

                            These irregular deposits are found at the Mantaro River and Yauli River forming terraces of different ages and dimensions in the quaternary. La Oroya Smelter and the Huaymanta refinery are sitting on this type of deposits. The fragments dimensions vary among blocks, gravels, and some sand. The composition of these materials is variable, sandy, etc.

                         b) Pluvial - Glacial Deposits

                            This type of deposits are located in the high parts of the old glaciers, in most of the cases there are only remains of the old big deposits.

                         c) Colluvial Deposits

                            These deposits are formed by steep slope rock banks that have been formed by rock erosion. They are small and irregular deposits.

                         d) Elluvial  Deposits

                            In some parts it is possible to encounter rocks that are transforming the soil and some small deposits that originate the soils.

                        Fractures and Folding

                        The Mantaro river course adjacent rocks are strongly folded with a near to vertical dipping and in some cases they have been dislocated forming regional fractures. South to North East form the river the folding eases, forming ample anticlynals and sinclynals.

                        Geomorphology

                        At the La Oroya Metallurgical Complex some geomorphologic characteristics can be distinguished such as: The Mantaro river with some tributaries like the Yauli river, Shinchamachay, Huashango (Paccha), Pacchapata, ( Old La Oroya) , rio Seco, and some other small ravines that have formed its course on calcareous rocks, sandy rocks, shales, etc.

                        At the Mantaro river and Yauli river old courses, pluvial terraces and some chemical precipitation deposits can be observed; such as Sacco - Tambo deposits, Shincamachay, Tishgo and Mantaro river joining point and some others much smaller like Old Oroya (covered with population)

                        The altitude varies around La Oroya between 3, 600 to 4, 600 m. a. s. l.. The Smelter and Refinery are located at an average altitude of 3, 700 m. a. s. l.

                        The Fractures (erosion fractures) produced by acid rain at La Oroya surroundings are very much visible. Especially , at the soil surface that has no natural vegetation. (so called Ichu). This erosive effect is intense at the Smelter surroundings and diminishes as it gets farther from the center.

            2.24.2. Seismic Activity

                        From the Tectonic point of view, La Oroya metallurgical complex is located in Zone 1 (National Construction Rules), corresponding to a high seismic area . It indicates that to build it is necessary to take into consideration the seismic parameters that the rules established, the buildings must be 2 floors or lower.

     2.2.5. Soils

            Evaluation and Analysis of Soils and Water

            The study and evaluation of this natural resource is very important. They are studied in their physical, chemical and biological aspects. This studies have been performed on samples that have been taken at the affected zones as well as at the nearby areas.

            The analysis results are shown in Table 2.14, indicating that the soils have been impoverished by the washing that has been taking place during the years, having no vegetal coverings. There is no nitrogenous presence.

            The discharge solution is being re-circulated at the lead refinery operations.

            After the cathode disposition period required passes, the cathodes are removed from the dispositions cells to the washing to recover the electrolytic and then to be smelted at the three pans of 160 tons capacity, which are heated with oil. The smelted lead is heated up to 450 (Degree) centigrade and vigorously shaken with sodium hydroxide (NaOH) to skim the remaining arsenic, antimony and tin. The refined lead is cast into 46 kg bars to be commercialized.

            The hydrofluorsilicic acid required for the electrolysis process is fabricated by making the calcium fluoride (Ca F2)) and the sulfuric acid (H2SO4) react, to obtain hydrous fluoride acid (HF), which subsequently will react with the fine silica (Si O2) in a reactor. The solid (Ca SO4) is discharged directly to Yauli river. The option of building fields for this product is being considered.

      2.3 Biological Habitat

            2.3.1 Characterization

            Serrania Esteparia's bioregion covers from the La Libertad department to the north of Chile, in the Occidental Andes, around 1000 to 3800 a.s.l. with an interesting ecological formation characterized by its own climatic, edaphic, flora, and fauna factors. It takes the name of "Serrania" because of its most outstanding vegetal formations. It presents a very different climate to that of the coastal desert and to that of the Puna with which it limits to the west and east respectively. (Fig 2.6)

                  2.3.1.1 Terrestrial Ecosystem

                        Characterized by the presence of a vegetation that forms a steppe of gramineous, Lupinus communities, some herbaceous plants of the Genera Baccharis, Polylepis, Buddelia, Alnus which are associated with gramineus such as (Stipa ichu, Stipa bhrachyphylla, Calamagrostis vicunarum, Calamagrostis antoniana, and Festuca heterophylla which constitute natural grass.

                        The fauna is represented by the "Vizcacha" (Lagidium puna). The fauna in this zone is highly influenced by the elements of the

                        Puna allowing the species of the serrania esteparia to reach its maximum distribution. In the Avifauna we can point out the presence of the "tortolita peruana" (Euphelia cruziana), the humming birds (Myrtis fanny) and (Thaumastura cora), the "negro" (Dives warszewiezi), the "tordo negro" (Molothrus bonariensis), the "Chisco" (Mimus longicaudatus), etc.

                  2.3.1.2 Aquatic Ecosystem

                        The rivers in the occidental part are of rapids, and torrential waters, diminishing their temperature with the height that brings them brings as a consequence interesting zones of habitats among which we can mention rivers, Andean rivulets, earth and stone cliffs, stone beaches, rocky coasts, river borders with low vegetation.

                        Of the most characteristic plants of this ecosystem, we will mention the "Pato de los torrentes" (Merganetta armata), and the "Mirlo acuatico" (Cinclus lencocephalus) which prefer rivers and rapid crystal clear ribulets.

                        Among the amphibians, the most frequent are the "Sapo comun" (Bufo spinolusus), as well as the Telematobius jelskii and Telematobius runac.

                        Little has been studied about the native fishes, but we can mention the "Chalwa" (Oretias spp.) and introduced as Salmo spp.

            2.3.2 Ecosystems in the UDP

                  The metallurgical complex is located in a rift formed by the Mantaro and Yauli rivers basins at 3800 a.s.l.

                  The populated centers and farming zones are located near the basins of the Yauli and Tishgo rivers.

                  A description of the terrestrial ecosystems in a 10 km. radius with the principal stack as its locus was made.

                  2.3.2.1 Terrestrial Ecosystem

                        The Oroya factory is located inside of the andean valleys, with a surface area of 420 km(2), and geographically it occupies the occidental parts of the Andes with its center's height between 3700 and 3800 m.s.n.m.

                        The topographical relief is shaped by strong slopes and acidic soils with reddish or brownish tones. There is very few fertile (combisoles districos) and eutric (fertile).

                        Flora and fauna are very reduced or almost non-present because of the toxic action of the smoke of the plant; in table 2.15 we can observe the chemical analysis of the plants. (Picture 2.3.0)

                        10 Km. north of La Oroya is found the climate station of Casaracra. The circumvent area presents different characteristics to those described above. The scenery is constituted by gramineas y herbaceous of perennial habits that are dominant, such as Festuca heterophylla and Stipa ichu, because of prolific grazing the "Choca" (Chuquiragua huamanpinta), "Caqui Caqui" (Adesmia spinosisima) and some cactuses. (Picture 2.3.1) The grazing fauna there is sheep and cows.

                        The birds are very scarce and can point out the "gaviota de la puna" (Larus serranus) Puna seagull

                        In all the covered terrain, it was observed bushy species planted by reforesting such as the "colle" (Buddleia coriacea), the "Polylepis racemora." Also have been identified the "retama" and the "maguey" (Agave americana).

                        From La Oroya to the south and bordering the mantaro river and in a 7 km. radius cannot be observed typical vegetation of the region except for Stipa ichu in very scarce amounts because of the smoke of the factory. From that region on, one can observe more populated vegetation as well as the high parts and the river, gramineas such as Festuca sp. and Stupa ichu. Also some species such as Quishuar and some cactuses. (Picture 2.3.2) No fauna representatives have been found.

                        In the high parts, to the west of La Oroya
                        (Approximately at 4000 a.s.l. ) can be seen the effects of the smoke of the factory on the ecosystem. It's been calculated an area of 3829 hectares where no flora nor fauna exists and can be seen the direct effects on the soil (Picture 2.3.3). On the middle part of the Huaynacancha valley exists a small lake formed by the thaw and rain where some vicunas drink water and where some birds like the "Huallata" or "Washwa" rest and it forms very scarse vegetation species like the almohadillas and gramineas.

                        In the city one can appreciate the reforestation, in front of the Inca hotel, to the Centromin offices and in the villages with species like the Kolle, Quinual, Cypress, Quishuar, etc.

                  2.3.2.2 Aquatic Ecosystem

                        a) Lotic Environment : Tishgo, Mantaro, and Yauli rivers The Tishgo river joins the Mantaro around the Casaracra

                              Hacienda and their waters are used, after domestic use treatment, in the agriculture of the "trucha arco iris," - Trout - though for a while no fish species nor any other organism hasn't been reported. The river vegetation is formed mainly by gramineous.

                              The Mantaro river runs from north to south, and brings in its flow high concentrations of pollutants and when passes through La Oroya it receives effluents from the lead refinery, from the water effluence of foul dirt granulation of copper and lead, from the principal channel No. 2 of the copper and lead smelting, from the solutions of the electrolytic plants of zinc, from the principal channel No. 1, from the parallel channel at point 135 and from the zinc ferrites effluent , as well as from the Yauli river that in its path also brings tailings and other contaminants.

                              In both water bodies, no representative organisms from the flora and fauna have been observed except for the "gaviota de la puna" (Lorus serranus) and the "Huallata.

                              The following are the values of the monitoring of the Tishgo, Yauli and Mantaro rivers. Table 2.16

                              It can be appreciated, that the Yauli and Mantaro rivers are contaminated with lead concentrations far over the Maximum Permissible Limits, cadmium, considered as one of the most dangerous elements is also reported in the Mantaro. Iron concentrations increase in the Mantaro on its path along the smelting plant, manganese is increasing five times its concentration in its path along the smelting plant, and arsenic is also present.

                              Also, both rivers receive domestic emissions from all the population.

            2.3.3 Endangered Species or on the brink of extinction

                  In the Esteparia serrania, the intense and disordered grazing practice destroy the wild vegetation impeding natural regeneration and causing soil erosion. For the lack of vegetal cover, this zone is very prone to slides and floods "huaycos" in rainy seasons.

                  The main cause for the disappearance of the species of this zone, flora as well as fauna, specially the endemic that present restricted distribution, is the destruction of the habitat, because of the loss of natural vegetation, as well as the contamination caused by the mine discharges in the water and atmospheric bodies.

      2.4 Socio-Economic Environment

            2.4.1 Socio-economic environment component description

                  2.4.1.1 Location and description of the UDP as a Mining
                          Settlement and the Human Settlements of its surroundings

                        o The UDP installations at La Oroya are located in the City of La Oroya

                        The main populated centers are located in the immediate vicinity are:

                        In the road that connects to Huancayo: The Huari Community, Hacienda Quiulla.

                        In the road to Lima: the Huaynacancha Community.

                        In the road to the Tarma exit are: The Antahuaro Hacienda and after Paccha, the Casaracra zone.

                        In the Oroya - Cerro de Pasco route are eight more villages. It can be observed in a comparative way the demographic coefficients:

                     Main Demographic Indicators - La Oroya

                  ----------------------------------------------------------------------------------------
                                                                                    Districts

                             Indicators             Junin        Yauli       La                   Sta.
                                                     Dpt.        Prov.      Oroya     Paccha      Rosa
                                                                                                  Sacco
                  ----------------------------------------------------------------------------------------
                  Total population (thousand          1093.0      67.7       30.9       2.2       12.5
                  habs.) 1993
                  ----------------------------------------------------------------------------------------
                  Growing rate 81-93                    1.7       -1.4       -1.4       -0.8       3.2
                  ----------------------------------------------------------------------------------------
                  Rural population %                   36.0        9.0       2.0        32.7       0.5
                  ----------------------------------------------------------------------------------------
                  Illiteracy rate (% >= 15 years )     13.4        9.1       9.1        5.2        6.1
                  ----------------------------------------------------------------------------------------
                  Infant mortality rate (x1000)        63.0       56.8
                  ----------------------------------------------------------------------------------------
                  Econ. Active Popul. >= 15 years      50.5       48.7       49.3       45.9      43.1
                  ----------------------------------------------------------------------------------------
                  Economic dependency rate             242.6     266.5      251.8      302.9      304.6
                  -----------------------------------------------------------------------------------------

                        Source INEI

                        As shown, the districts of La Oroya and Sta. Rosa de Sacco compose the 64.10% of the total population of the Yauli province. These are highly urbanized districts.

                        With respect to the workers of the company, we find that 92% are married and proceed in their majority from the central zones of the country: Junin (79%), Cerro de Pasco (5%), Huancavelica (5%), other (11%).

                        33% of the workers have between 1 and 3 children and a 40% between 4 and 5 children. Also, 90,4% of the wives of the workers live in La Oroya. Of the 3215 workers depend economically 13728 people. 43% of the workers are between 31 and 45 years of age, and 32% more than 46. 63% of the workers possess high school education.

                        On the other hand we must point out that the demographic growth in La Oroya continues to show a negative rate with respect to 1981.

                        The diminishing of the population of La Oroya in the 81-93 period (-1.4) is due essentially to the rationalization of personnel policies that Centromin implemented in the mining crisis times and the privatization process.

                        It exists, on the other hand, a floating population of 2444 people that travel frequently to La Oroya for commercial resons.

                        La Oroya is divided into 2 big sectors:

                        1) La Oroya Antigua, in the exit to Huancayo zone in front of the smelting plant in the left margin of the Mantaro river.
                              It's part of the areas that surround the highway, which are plains, and circumventing streets that extend to the mountains of pronounced cliffs; with streets, with no planning, it's shape is irregular and disordered. The constructions are very old and in a state of advanced decay. The occupation of the urban soil is saturated and prone to the slum process and tugurizacion by means of numerous streets. The area is essentially made of huts but also small establishments, two shopping marts, a church, a state high school, three schools, and a private high school.

                        In the zone there is also neighborhood junctions, the main ones being: Mayta Capac, San Luis, Tayaupata and Plaza Libertad.
                        They are inhabited essentially by particular inhabitants.

                        2) La Oroya Nueva, in the right margin of the Mantaro river and the zone where the company installations are located, in front of La Oroya Antigua, it extends towards the exit zone towards Tarma, and the one that leads to Lima.

                        o The zone with the route to Lima extends towards the Paccha District and the outskirts towards Casaracra. In this sector are located the "Junin" hotel, the Club, and the Hotel Inca. The Hydroelectric plant of La Oroya and the Chulec sector, (picture 2.4.1.) privileged zone for its urban planning, streets, asphalted with unipersonal houses (chalet style) dedicated to the Centromin staff possess a sport center and a golf club. Here is located the Chulec Hospital that also belongs to the company and beyond the Mayupampa high school for the Staff's children and Centromin functionaries.

                        o In front of Chulec on the other side of the river is located the Asentamiento Humano: Juan Pablo II that has a population coming from Tarma and Jauja and company workers. They possess 2-story houses of noble material but the streets are not useful for driving vehicles. We also find the Shica Machay settling. All through the road few huts are found, some businesses (grocery stores, restaurants, etc.), until one reaches Paccha 1 Km from La Oroya, District inhabited by farmers and ranchers of the communities of the zone.

                        o The route goes on until Casaracra with virtually empty households.

                        o In the Lima route zone, one finds the majority of the Centromin's worker's living areas. Transcribimos the following sectorization given by Centromin. (Figure 2.9)

                             --------------------------------------------------------------
                                 Centromin sectors             Individual sectors
                             --------------------------------------------------------------
                             Marcavalle                 PP.JJ. 9 de Octubre
                                                        AA.HH. Alto Marcavalle
                                                        PP.JJ. Tupac Amaru
                                                        PP.JJ. Santa Anita
                                                        PP.JJ. Las Brisas
                             --------------------------------------------------------------
                             Buenos Aires               AA.HH. San Pablo II
                                                        AA.HH. San Vicente de Paul
                                                        AA.HH. Micaela Bastidas
                                                        AA.HH. Santa Rosa
                             --------------------------------------------------------------
                             Huaymanta                  Asoc. de vivienda "Victoria Peru"
                             --------------------------------------------------------------
                             Los Plomos                 AA.HH. Tayapuquio
                                                        AA.HH. Leoncio Prado
                                                        AA.HH. Enafer
                                                        AA.HH. Ramiro Priale
                                                        AA.HH. Victor R. Haya de la Torre

                             --------------------------------------------------------------
                             Calle Lima                 Barrio San Juan
                             --------------------------------------------------------------
                             Alto Peru                  AA.HH. Las Mercedes
                                                        AA.HH. Norman King
                             --------------------------------------------------------------

                        The Calle Lima, that's the main street of this sector groups the Centromin's worker's and employee's households, great quantities of establishments, most of them stands and ambulant ones. The zone has a market.

                        In the Alto Marcavalle zone (Picture 2.4.2) in the Yantacancha mountain that belongs to the Santa Rosa de Sacci district is produced a phenomenon that typicalizes the urbanization process of the population belts that surround La Oroya city and is constituted by the AA.HH. Tambo del Sol (Villa Sol), or Muruguay, Maria Concepcion, and Tacarpana.

                        The four zones present similar characteristics and are near to one another having common services such as a satellite dish, a radio station (Super A.M.) and a stadium.

                        The biggest is "Tambo del Sol;" 90% of the inhabitants are Centromin workers, they are here proprietors of 200 m2 lots with two-story adobe houses, with house small farm and animal rising. It possess 130 families and all the land is occupied. The settlers, to be able to obtain land, it was constituted in integrated Nuevos Comuneros to the Sana Rosa de Sacco community and began this process in 1981. (Picture 2.4.3)

                        11 Km from La Oroya route towards Lima are found the Curipata Household project, sponsored by Centromin for its workers. It is located besides the highway in a plain zone, and well planned (Postal, Stadium, High School, Church, Market projects, etc ). Even though the facilities that were given by the company, the majority of the people has left the land, because of its long distance from La Oroya (20 minutes) or for their lot being too close to the mountain that limits the amount of expansion (between 500 and 600 lots). (Picture 2.4.4)

                        With respect to the Operaciones de Cetromin UDP la Oroya sector, it is located scattered in a more or less ample zone. (Figures 2.9 and 2.10), this way:

                        o In the route to Lima, along the Carretera Central, and the Yauli River, in the Huaymanta sector are located the storehouse, the Alambron copper factory, the copper and lead refinery.

                        o In the route to Tarma as we said earlier is the Club, the Hotel "Inca" the la Oroya Hydroelectric power plant, the Chulec sector with the hospital, and the Mayupampa high school.

                        o     Along the Horacio Zevallos Ave. are:
                              TV, RR.PP., the Junin Hotel, and the Sierra and Industrial Relations Human Resources offices.

                        o At the end of the Horacio Zevallos Ave. in front of La Oroya Antigua (at the other shore of the Mantaro river) is: Copper smelting plant, Lead smelting plant, Zinc refineries, the Training area, Security, Occupational Medicine, as well as the Operation General Offices.

                  2.4.1.2 Economical Activity with the surrounding Human
                          Settlements Relationship

                        o     The economical function of the zone is
                              characterized for being a catering intermediary between Lima and the coastal cities of:

                                   o  Food products

                                   o  Junin zone meat

                                   o  Tarma and Valle del Mantaro zone
                                      vegetables, potatoes, and legumes.

                                   o  Chanchamayo region fruits and coffee.

                                   o  Industrial sopplies of  cattle origin
                                      (wool).

                                   o  Raw mineral material (specially copper,
                                      lead, zinc, and silver) for the National
                                      Market and external, coming from Centromin
                                      (Morococha, Casapalca, San Cristobal,
                                      Yauricocha, Cobriza, and Andaychagua).

                        It is also a return point for catering of food (groceries) and final products such as dresses, furniture, etc. to the whole zone of La Sierra and Central Jungle.

                        La Oroya City is surrounded by rich farming zones of Sierra Central characterized for its medium farming exploitation, oriented towards the production for the market as well as the Huancayo, Tarma, and Chanchamayo zones. In another direction (towards Lima) zones corresponding to the Puna region that cannot allow themselves agriculture nor intensive cattle production.

                        Towards the Tarma zone, Huancayo and Junin we find a series of small villages (generally Estancias or villages corresponding to farming communities) located in the vicinity of the Central Road the ones that owe their existence principally to the ranching activities and farming at a small scale (self-consumption, selling what little is left) and the small services oriented to transport (restaurants, repair shops, etc.).

                        Nevertheless, though they are close to la Oroya, their relationship is reduced to commerce of their products in the two weekly fairs in this city, for the majority of the final food products (groceries) proceed from Lima. (Picture 2.4.6) La Oroya performs an Industrial-Metallurgic of Smelting and Refineries function for the treatment of complex concentrates and the post-commercialization of the refined Cu, Pb, Zn, and by-products like Bi, Se, Te, In, Cd, and other chemical products and constitutes the main reason of its existence as an important urban zone of the Central Region of the country (between Cerro de Pasco and La Oroya are 40% of the urban population of the zone) which reverts when there is unemployment of miners for reasons previously discussed, for they return to their places of origin to dedicate to farming and ranching activities or transport and commerce, or go to Lima.

                        Local artwork activities are practically non-existing, as we said earlier the percentage of the population dedicated to metallurgic activities and dependent families ascend to 34.08% of the city PEA, there is a 51.85% of the stable PEA divided between commerce and services of different sources among which are found employees of public and private institutions. All of which though directly or indirectly dependent of the company's activity constitute different areas.

                        One fact that remarks this dependency is for example that the weekly fair and biweekly done in La Oroya and Santa Rosa de Sacco coincide with the paydays of Centromin Peru.

                        What refers to the commercial sector it has been found 987 establishments between formal and informal of which 59.87% belong to food area (groceries, vegetables, etc.), 6.89% to clothing and footwear and in lesser quantity to household cleaning utilities and electrical gadgets.

                        74.82% of the commercial companies are family-type which involves more than one member of the family.
                        In the services sector it has been registered 228 establishments of which 31.14% are formal restaurants and 8.33% are informal food sellers, and there are 29 mechanical and factories dedicated to transport services.

                        The Industrial sector of the city of La Oroya is formed by 83 establishments of which 36.26% are distilleries of alcoholic beverages, followed in importance the textiles sector and bakeries with 15.63%, the fabrication of furniture with 21.65%. Also, there is an bottle and cal and plaster factories.

                        15.86% of the workers of Centromin perform complementary economic activities: 5.88% dedicate to commerce, 9.20% to services (masonry) , plumbing, mechanics) and 0.78% to other activities. 13.62% of the wives of the workers dedicate to other economic activities apart from their household duties (mainly to commerce 8.53%, and they do it in La Oroya).

                        Given the importance that La Oroya City has acquired in the last years different government institutions, municipalities and privates and various ONG have come. There are 35 institutions between public and private ones.

                        With respect to private companies of public services are: La Telefonica del Peru, postal services, local transport and radio services

                        There are 4 cooperatives among which is "Cooperative of Save and Credit CENTROMIN Coop 299"

                        Apart of this Oroya has eight popular dinner mess organizations of integrated Base by women of low economical resources , 18 mother clubs play a role in:
                        Glass of Mil Program, PANFAR.

                  2.4.1.3 Hosing Conditions, The Infrastructure And Basic
                          Services Of The UDP And Of The Populated Centers From Around

                        2.4.1.3.1 Work General Conditions

                              On May 1996, the working population of the company in the UDP La Oroya was constituted by 248 members (Superior Administration), 209 (Professional), 611 employees and 2419 workers that when added to third made a total of 4536 workers.

                              Though there workers in more or lesser measures according to their work specialty work in risky conditions: trauma, professional illnesses, the company attends to all the refers to health, households (free light and water), education for their children and recreational places, transport and scholarship systems.

                        2.4.1.3.2 Education and Health

                              With respect to education, there are two education systems in La Oroya, one of which is the USE (Pulbic Units of Educational Services) which has on its power 11 Public high schools (3 of basic education, 6 of elementary, and 2 of higher education) of Centromin Peru S.A., the rest count on a good infrastructure, equipment and a roster of excellent quality integrated by the 296 workers. These units enjoy of academic prestige and has a total of 4448 students (on may 1996) which represents 33.71% of the scholar population.

                              (Picture 2.4.7)

                              The other 66.29% is formed by the 8744 students that study in the 45 Education centers, elementary, high school, Occupational Technical, and Superior of the public and private sector that constitutes the other sector of the educational system of La Oroya: The ADE (Educational Area of Development) which counts with 450 workers, there are also computer institutes, nursery, and Education.

                              With relation to the Health area, the city of La Oroya, including Paccha and Santa Rosa de Sacco counts with three systems of health attention.

                              o     The IPSS (Social Security Peruvian
                                    Institute) which counts with a polyclinic oriented primarily to the senior citizens and with the Regional General Hospital which counts with 25 doctors in all specialties, 35 nurses, 72 beds, x-ray services, Analysis, and attends minor and major surgeries. It offers prevention services and assistance to insured and their dependents (in their majority CMP workers).

                              o The Health Ministry which counts with three health centers of precarious infrastructure and equipment, the services it offers (consults, minor surgeries, Analysis, Birthing) are directed to the population that lacks Social Security, the health cases that require higher attention are directed to Tarma, Huancayo and Lima.

                              o Finally, Centromin counts with the Chulec Hospital which has 14 doctors of different specialties, 13 nurses, 50 beds, and attends to major (a monthly average of 16) and minor surgeries, x-rays and analysis, Ecografias, Laborascopias, etc. It offers their services to family members of workers of the company that do not have attention rights in the IPSS, see Table 2.17.

                              Among the illnesses most commonly attended in the different health centers of La Oroya figure in first place gastrointestinal, diarrhea, and infections with 50%, following respiratory and bronchial in which the cold and polluted climate influences, followed with a minor proportion of quisticas, endemic (hepatitis), parasitic, and rheumatic.

                              Among labor-related illnesses, most frequent are traumas for work accidents, dermatitis, arsenical and saturnism (caused by lead contamination) which are frequently controlled, as well as Neumoconosis, and Silicosis not so frequent for being surface workers, see table 2.18.

                        2.4.1.3.3 Habitational Infrastructure

                              The housing constitutes a fundamental social problem.

                              Centromin La Oroya counts with a total of 3395 houses appointed to its workers of which 1064 (31%) are in adequate living conditions and 2331 (69%) are in inadequate conditions. In these houses live approximately 15376 persons with a median of 5 to 6 persons per family.

                              These houses are located on the following sectors:

                              o Behind the market, Calle Lima, Railway, Cantagallo, La Florida, Calle Lima, Alto Peru, 1 floor Plomo, 2 floor Plomo, Huaymanta, Buenos Aires "A", Esmeralda, Santa Rosa, Buenos Aires "B", Huampani, Marcavalle, Behind the Station.

                              83% of the workers live in houses appointed by the company (742 in special zones) of which the majority counts with two rooms. (Picture 2.4.8)

                              The houses located in blocks and departments, have hygienic services, laundry rooms, and internal showers; on the other hand, in the sectors where the constructions where rooms have collective services: toilets, laundry rooms, wells, and showers. We observe that 38% of the workers, 9.74% have their own house in La Oroya; 27% have terrain's, 7.28% in La Oroya. (Picture 2.4.9)

                              The average of the houses in la Oroya are 2 story and with 60m2 area of terrain with 50m2 of construction per floor, of noble materials in their majority, with cement floors, wooden windows and zinc and wood roofs. Also there are adobe houses especially in the particular part of La Oroya Antigua.

                              All La Oroya has 11256 houses. The living conditions of these particular sectors: Club peruano, Behind the market, Av. Wilson, Alto Peru, Behind the Station, Railways y the Plomos, are or high degrees of decay and slum process ; and should be programmed for demolition.

                              As we have seen, many houses have collective hygienic services, showers, laundry rooms, most of them kept in bad maintenance and hygiene.

                              Water and electricity is freely provided by Centromin to its workers. The light has a rationalization program with restriction from 4:30 to 10 a.m. and 1:30 p.m. to 4 p.m.

                              Water presents a problem of its own caused by pressure/fluidity accentuated by the deficient estate of the drainage system.

                              The sewage, in the case of the inadequate houses and the case of La Oroya Antigua, can be seen that it is a canalization system of residual waters through open channels characterized by their constant obstructions that are nexus of accumulation of trash and rat nests. (Picture 2.4.10)

                              Today the served waters do not receive any treatment and are discharged into the Mantaro and Yauli Rivers respectively, only 41.60% of the houses have adequate public services connected, 4682 houses have public network services connected, 2758 houses have a blind well, the populadores of 742 houses use as services the irrigating channels and 3074 houses use empty areas and mountain slopes for their basic needs. (Picture 2.4.11)

                              o With respect to water catering the sources are:

                              o Tishgo river: domestic use water, industrial and for EMSAPA (Municipal company of water services and drainage of la Oroya)

                              o     Cuchimachay: Industrial and for EMSAPA

                              o     Mantaro river: industrial water.

                              o     Marcavalle well: EMSAPA water.

                              o     Pichjapuquio spring: EMSAPA water.

                              The amount of catered water for EMSAPA is subject to charge from August 1994 when the total control of the Marcavalle well and Pichjapuquio springs were transferred to EMSAPA on the same date Centromin started to cater domestic water for EMSAPA to distribute to these sectors: Calle Lima and Av. Horacio

                              Zevallos, actually 5909 house possess connections to the public network, 4302 houses are catered by public pilones, 164 houses from well water, 54 acquire from cistern tanks, and 514 pick it up from channels or springs.

                              The supply of light in La Oroya in the particular sector is given by Electro Centro; Centromin, with its interconnected network, it provides electricity for industrial use and for domestic use for the company workers.
                              As we have seen for the treatment of industrial waste CENTROMIN has two crematory furnaces: One at the Smelter and the at Huaymanta.

                              At the Huanachan zone in the Huancayo High way there is a Zinc Ferrites deposit. In the Mantaro river sector near Malpaso, there is an abandoned arsenic trioxide deposit and another near that same sector at the Hacienda Antahuaro zone.

                              With respect to domestic solid residues (garbage) there is no sanitary treatment and trash is accumulated by the County and Centromin's Collecting trucks at the Cochabamba sector in the route towards Huancayo, 8 kilometers form LA OROYA 100 M from the high way.

                              At the zones were the collecting trucks can not go, the county collects the trash on manual cart wheel and with shovels, but the population does not cooperate with the cleaning and throws the garbage into the streets, channels and the Mantaro and Yauli rivers (Picture 2,4,12) respectively. There are no containers to deposit the garbage. (Picture 2.4.13) Dumps have been created at the Mantaro river shore and in front of La Oroya Antigua.

                              With respect to the deteriorated houses a demolition program, up to June 30 of 1996 results are that 303 houses have been demolished at the Club Peruano sector. At present, there are 14 houses in demolition process. At the Smelter zone almost all the houses have been demolished, and the demolition material has been conveniently disposed of.

                              With respect to communication and recreation the people at La Oroya city posses TV channels and two broadcasting station. Some sectors as Tambo de Sol have a parabolic antennas.

                              There are five radio stations two of which reach Junin.

                              The Peruvian Phone Company is devising a expansion plant an improvement of there direct dial service. The Phone company has private communication central and fax that interconnects all dependencies and mining camps including Lima and Callao.

                              In the city there are a total of 25 sporting centers most of which are in an average maintenance conditions, also there are 9 children playgrounds.

                              La Oroya lacks green areas for passive
                              recreations, them being as parks or plazas. The old golf club of La Oroya is the only open recreational area.

                              o The company has 9 mess halls most of which are regularly attended.

                              o Also the company by means of its social security promotes recreational programs for its workers and their families on holidays.

                              On the other hand training courses are given to the workers in different levels and specialties : administration, security, environment, human relations, technical specialties ( metallurgic, mechanic, etc. )

                              The social service office offers courses for :
                              Family Budget Planning, Preventive Health, Food Manipulation and Hygiene, Proper use of house holds and animal raising, Family Relation, Mother and Children Help, Health Test for Sicknesses campaigns, Organizations and Leadership)

                              With respect to social projection in La Oroya The Public Relation Department maintains good and adequate relations with the different public and private institutions of the area. Also to motivate campaigns through the national police for the cleaning and other community actions.

      2.5 Human Interest Environment

            2.5.1 Archeological Resources

                  The region does not count with own archeological resources and only works as an access way to the central zone of the country which is rich is such resources such as Tarma, Jauja and the Huancayo zones.

            2.5.2 Protected National Areas

                  There are not protected national areas an only works as an access way to the national park where the Stone Woods of Huayllay, Cerro de Pasco and the National Reserve of Junin around the Chinchaycocha Lake ( Lake Junin) are located. The lake is the second largest of the country in the Junin table land. Next to the zone are the Thermal Baths of Yauli.

            2.5.3 Scientific and Tourist Sites

                  The zone is an access way to the tourist circuit Costa Sierra Selva which goes from Lima to Tarma and the Chanchamayo valley. On the other side ther is the Mantaro valley Tourist route, with guided tours to the Ocopa Convent which dates back to the colonial times.

                  Specialized tourism could be promoted for groups of people interested in knowing the industrial areas with guided tours.

III PRODUCTIVE UNIT PROFILE

      (Mining and or Metallurgic Operation Descriptions)

      3.1 Plan Design Characteristics

            This complex has three integrated circuits of copper, lead and zinc. In 1995 2 55 109 tons of concentrated copper, 191 575 tons of concentrated Lead and 154 710 tons of concentrated zinc were processed. These concentrates specially the copper one are polymetallic, with high concentrations of precious metals and impurities, they are subject to different pyro, hydro and electro metallurgic processes for the abstraction of refine metals having also a plant for the sub products recovery.

            Eleven metals are obtained ( Cu, Zn, Pb, Au, Ag, Bi, Se, Te, Cd, In,
            Sb) and nine chemical sub - products copper sulfate and zinc sulfate sulfuric acid, oleum, arsenic trioxide, zinc powder, sodium bisulfate, zinc oxide and zinc silver concentrate) .

            As it was seen in chapter I, part 1 point 7 these metallurgic complex had to suffer modifications and additions of new processes to achieve treatment levels mentioned above.

      3.2 Industrial Capacity, Historical Production and Increase Projection.

            On table 3.1 it can be appreciated the installed capacity and the short range production increase potential through operation and short range investment optimization. Also on table 3.2 summarizes the refine metals production and sub products achieved form 1965 to 1995.

      3.3 Raw Material Treated at the Smelter Circuits

            The following details the name, origin and concentrates mineralogical characteristic form the enterprise and the particulars (national and international) using by the smelter as row material for the operations.

            3.3.1. Copper Concentrates

                  3.3.1.1. Centromin S.A. Copper Concentrates

                        At microscopes study of the Copper concentrates samples coming form the of Toromocho, Morococha, Mahr Tunnel, Yauricocha, Cerro de Pasco Pilot Plant, Cobriza has determined:

                        Calcopyrite CuFeS2       Covelite Cu S      Pyrotite Fe 1 - x S
                        Cuprita Cu2 O            Native Copper Cu   Calcosite Cu 2 S
                        Tetrehedrita Cu 3 SbS3   Esfalerita ZnS     Limonita Fe2O3nH2o
                        Ganga Si O2 + rock Bornite Cu S Fe S4    Pyrite Fe S2
                        Galena                   Magnetita Fe3O4

                  3.3.1.2 Copper Concentrates National and Particulars

                        The Copper concentrate samples microscopy coming from national privates Chungar, Cormin, Cemento de Plant de Cormin, Perla, Minera Hill, Atacocha, Austria Duvaz, Santa Rita, Nor Peru, Cerro Verde, Sayapullo, Algamarca, Huaron, Raura, Cemento de Cobre, Sogem, CIA Minera Casapalca, Cajanmarquilla Conc Copper, BHL Peru, Tintaya have determine:

                        Calcopyrite Cu Fe S2      Covelite Cu S         Enargita Cu3 As S4
                        Esfalerite Zn S           Cuprita               Limenita Fe2O3nH2o
                        Native Copper Cu          Calcosita             Tetrahadrita Cu3SbS3
                        Pyrite Fe s2              Galena Pb S           Malaquita Cu2 CO3CH2
                        Magnetita Fe3 O4          Ganga SiO2+rock       Bornita Cu S Fe S4
                        Tenantita Cu 3 As S3      Pirrotita Fe1-X S     Molibdenita Mo S2
                        Crisocola Cu Si O3n H20   Hematita Fe2O3

                  3.3.1.3. Copper Concentrates of International Privates

                        The Copper Concentrate microscopy study from the international privates : El Indium, Polvo de Cobre, RST Australia, Lepanto, Samsung, MC II M/N Y KAMTIN, Gerald Chileno Chuquicamata, Calderon, AYSSA have determine the following minerals:

                        Calcopyrite Cu Fe S2    Covelite Cu S           Deginita Cu - X S
                        Pirrotita Fe1-X S       Molibdentia Mo S2       Crisocola CuSiO3nH2O
                        Hematita Fe 2 O3        Calcosite Cu2 S         Tetrahedrita Cu Sb S 3
                        Arsenopyrite Fe As S    Esfarelite Zn S         Cuprita Cu2 O
                        Limonita Fe O3 H2O      Native Copper Cu        Bornita Cu S Fe S4
                        Enargita Cu 3 As Su     Pyrite Fe S2            Galena PB S
                        Malaquite U2 CO3 (OH) 2 Magnetite Fe3 O4        Ganga Si O2 + rock

            3.3.2. Lead Concentrates

                  3.3.2.1. Centromin Lead Concentrates

                        The microscopy study of the Lead concentrate samples coming from the Andaychagua, Paragsha, Casapalca, Morococha, San Expedito Yauricocha, Mahr Tunnel was determine as follows :

                        Galena     Esfalerite       Calcopyrite     Tetraedrite
                        Pyrite     Ganga            Arsenopyrite    Hematite

                  3.3.2.2. Lead Concentrates from Privates

                        The microscopy study form the lead concentrates coming from : Serminco, Ayssa, B.H.L. Transmine, Yauli, Huaron, Uchucchacua, Buenaventura etc, have determine the following minerals:

                        Galena       Bornita        Gangas           Esfalerita
                        Alabandita   Arcasita       Tetradrita       Pyrite
                        Pyrrotite    Proustita      Arsenopyrite

            3.3.3. Zinc Concentrates

                  3.3.3.1. Centromin Peru Zinc Concentrates

                        The microscopy study of the zinc concentrates coming form Mahr Tunnel and Paragsha has determine the following minerals:

                        Pyrite        Calcopyrite     Esfalerite    Galena
                        Marcasita     Magnetita       Hematita      Goethita
                        Calcita       Covelita        Tetrehedrita  Arsenopyrite
                        Gangas

                        The predominant mineral in the samples is the esfalerite and the pyrite that is in a high percentage as free particles interwoven with minerals.

            3.4 1. Copper Circuit (Figure 3.1.and 3.2)

                  The smelter copper is initiated at the preparation plant, where the material is re circulating, the reagents and the concentrates form beds of copper. The mixture goes through a roasting process to eliminate the high quantity of arsenic As and sulfur S and some antimony Sb and Lead Pb. The solids of the process fumes are recovered by the electrostatic precipitators (Cotrell). At this plant arsenic trioxide is obtained As2O3 draining the arsenic from coming form the metallurgic process to the storage fields.

                  The calcine product of the roasting, passes to be smelted at a reverber furnace ( with oxiful burners) were the metallic sulfurs at the calcine Fe S and Cu2 S, and the slag are separated. A matte is charged to the converters. The slag is discharged by a little hole located at the opposite from the horizontal burners and then it is granulated with pressure water to be stored at the Huanchan deposit.
                  The water used reaches the 11 000 gpm that is discharged into the river. This situation will be eliminated when the water recirculating system is implemented.

                  Once the matte is charged air is throw in to generate ferrous oxides which will react with the silica that is fed, producing the slag which will return to the reverber.

                  Finally, part of the copper bars are rolled until converted in 5/16" or 9/16" diameter copper wire.

            3.4.2 Lead Circuit (Fig. 3.3 and 3.4)

                  Begins its process in the Preparation plant, where the re-circulating material, the meltings, and the concentrates are given in doses forming the lead beds. The bed is treated at the Lead Agglomeration Plant where amount of sulfur is reduced by means of a toasting process producing an agglomerated material with the proper physical characteristic properties to be treated in the vertical furnaces.

                  The fine material originated by the process is recuperated in by filters and the central electrostatic smoke precipitator.

                  The thick lead agglomerate is melted in the vertical furnaces using as a reducer and fuel coke, in the load a percentage of iron debris is conditioned with the function to form magnetite and avoid loss of metals (Pb, Ag) in the waste.

                  By separating the waste from the work lead, this waste is then granulated at pressured water and then stored at the waste deposit of Huanchan. The water is then poured towards the Mantaro river.

                  The lead, produced in the vertical furnaces denominated work lead, is transported to receptive pans where it is skimmed. The skims are then loaded in one reverberating furnace where the copper matte, the speiss (Cu-As, Sb), and the bullon lead are separated. The bullon lead returns to the receptive olla mixing with the clean work lead. This mixture is decopperized to eliminate impurities (Cu, As, and Sb).

                  The bullon lead produced at the smelter, with an Antimony
                  (Sb), Bismuth (Bi), and Silver (Ag), is electrolytic refined by a modified Betts process.

                  The corroded anodes are left with insoluble impurities adhered to its walls, and with occluded electrolyte between them thus it is necessary to clean them for immersion to recover the electrolyte; then, the mud is gotten rid by pressurized water (35 000 l/d). The pulp is sent to the "Larox" automatic filter, obtaining an anodic mud with approximately 27% humidity, ready for the posterior treatment

            3.4.3. Zinc Circuit (Drawing 3.5)

                  The zinc concentrates coming form the Paragsha and Mar Tunel are treated in two roasters, one of fliud bed (FBR) and other one of turbulent bed (TLR).

                  Part of the zinc concentrates is mixed with zinc oxide dust that was recovered at the central electrostatic precipitator to be buck shot with sulfuric acid. The concentrates are after these treated at the 3 roasters of fluid bed, obtaining calcinated pellets, which are sent to the crushing and sifting unit. This product is stored at the leaching unit tanks.

                  The turbulent bed at the roaster produces calcine that is also transported to the storage tanks at the leaching unit.

                  With the SO(2) obtained at the roaster's turbulent bed a commercial grade sulfuric acid is produced (45 000 tons average)

                  The zinc oxide recovered at the cyclones and electrostatic precipitators are also stored at the leaching unit tanks.

                  The principal objective of the leaching stage is to dissolve the zinc oxide and the zinc sulfate that are present at the calcine

                  The leaching process is undertaken in shaking tanks where the loads of spent electrolyte, fine calcine and concentrated sulfuric acid ( this last one only when the process requires it) are loaded.

                  The iron oxides with manganese dioxide and precipitates along with the arsenic, antimony , etc. the zinc ferrites remains insoluble. The pulp obtained is separated in fine particles (passing to the solids separation unit) and heavy particles (sandy) that will be re-treated in a new leaching process.

                  At the solid separation plant the impure solution is separated (overflow) from the residue (underflow); this last is washed and filtered to assure maximum zinc sulfate extraction.

                  The residue (zinc ferrites) is sent to the floatation plant, where zinc and silver are recovered in the form of concentrates. Part of the remaining tail (zinc ferrites) is treated at the zinc residues leaching plant (Zileret) and the other part is sent in a pulp form to the Huanchan deposit where it is stored for its subsequent treatment.

                  The impure zinc sulfate solution is derived to the purification unit where copper, cadmium, small amounts of arsenic and antimony are precipitated using zinc dust. This solution is filtered and the residues are sent to the Cadmium Plant for treatment. The pure solution is sent to the zinc leaching unit. The zinc sulfate solution electrolysis occurs between the aluminum cathodes and the silver and lead anodes. After the 16 hours deposition stage, the cathodes are taken out from the zinc cells. The zinc is de laminated and sent to be smelted at the induction furnace. Zinc is cast in 24 kg. bars for its commercialization.

            3.4.4. Associated Processes

                  3.4.4.1. Sulfuric Acid Plant

                        The process is composed of three main stages:

                        a)    SO(2) Gas Purification

                              The gasses coming out from the zinc circuit turbulent bed at the roaster enters to a dry electrostatic precipitator to eliminate the remaining dust. Then it goes to a washing tower where it cools down. The discharge water from the SO(2) saturated tower goes to a gas purifier where an air current extracts most part of the SO(2) gas. The gas recovered is fed again to the tower.

                              The resulting gas passes by a fog precipitator. After purification, it passes through a drying tower against the current. At this point most of the water vapor is extracted from the gas.

                        b)    SO(2) to SO(3) Conversion

                              The converter contains multiple catalyser coats to accelerate the reaction between the SO2 and the oxygen to form the SO3.

                              When leaving the converter , the gas passes through the cooler exchanger, which cools down the SO(3) gas before passing to the absorption system.

                        c)    Gas S0(3) Absorption

                              The already cool SO(3) gas is not combined directly with the water, but by 98.5% to 98.8% H(2)SO(4) dissolution in this conditions, the SO(3) is united with the acid water at the absorption tower.

                  3.4.4.2. Coke Plant

                        This plant has two independent batteries that operate parallel to each of the coke furnaces, using its own coke gas for the combustion and the furnace warming.

                        The coal is discharged at the mill hoppers towards the hammer mill to be elevated by the buckets to the feeding chute, creating a uniform grain size.

                        At that moment, the material is loaded in each of the horizontal coke furnaces.

                        During the discharge, after the coke cycle, the coke that is produced is transferred to each furnace by a tuyere to a chain haulage that takes it to the "coke shaft" and finally it is cooled down by a water stream.

                        The heated gases that come out of the furnace cool down by water sprinkles condensing the coal tar, which is taken to the settling tank.

                        The coal tar free of water is sent to the copper reverber to be used as fuel and the coke is sent to the lead circuit.

                  3.4.4.3. Oxygen Plant

                        This process consists in breaking up the liquid air in its components, taking advantage of the different boiling temperatures.

                        To undertake this process the air fractionating plant has the following partial processes:

                        a)    Air Compression

                        b)    Humidity and a Carbon Air Dioxide Evaporation.

                        c)    Air Cooling to the melting temperature.

                        d)    Cold Production

                        e)    Air Liquefaction

                        f)    Air Fractionating (rectification)

                        g)    Dangerous Impurities Separation

                  3.4.4.4. Fluosilicic Acid Plant

                        The first stage of the reaction is done at a rotating cylindrical furnace. This furnace receives slowly the Calcium Fluoride in form of dust and the sulfuric acid. The temperature control is important since the reaction at the beginning is very violent.

                        The Fluorhydric gaseous acid formed at the furnace is conducted to two condensers that are cooled externally with water. The gas is absorbed by the water that moves against the current towards the gas direction. The gas that could not be absorbed by the water at the first condenser goes to the second condenser through a lead tube.

                        The fluorhydric acid obtained at the condensers is sent to a mixing tank where it reacts with silica finally grained maintaining the mixture in constant movement along with air, producing in this way the acid solution that will be decanted.

      3.5 Operations and Emissions Control

            At La Oroya Metallurgical Complex there is a Process Control department that is in charge of the following duties :

            o Gas Analysis Tests at the: Concrete Stack, Lead skimming Reverber, Copper Reverber, Kiln Furnace at the Zileret Plant, Coke Furnace.
            o Temperature Control, Dust Volume and Losses at different Smelter ducts: Converters, Agglomeration, Copper Reverber, skim, zinc roasters, and copper roasters heated Cottrell efficiency - Sulfuric Acid Plant, Arsenic Cottrell efficiency and anodes, ventilation system reverber losses, anodes, concrete stack, copper reverber stack.
            o Dust Automatic sampling operations and control at the copper reverber smelter ducts, converters, agglomeration, concrete stack, and copper roasters.
            o Measurements of the tiraje, copper reverber system temperature and arsenic furnaces.
            o     Coke Furnace gas volume measurements.
            o Smelter and Refinery monthly inventory of heavy oil and diesel.
            o Rain measurements at the La Oroya and Mayupampa meteorological stations.
            o Barometric Pressure measurements, environment temperature and relative humidity at La Oroya.
            o Flow Measurements and Sampling of liquid elements at monitoring 49 points.
            o Control and data taking of the gas analyzers equipment and data taking of the grained material at the following sampling points:
                  o Huanchan: SO(2) percentage, wind direction and speed as well as grain material of high volume.
                  o Workers Union: SO(2) and grained material of low and high volume.
                  o Casaracra: SO(2) percentage and grained material of high volume.
                  o Inca Hotel: SO(2) percentage and grained material of low and high volume.

                  o Cushuropampa Sub Station: SO(2) percentage, wind direction and speed and grained material of volume.

      3.6 Activities and Support Installations

            3.6.1. Supplies

                  Tables 3.3, 3,4 and 3.5 detail important materials and supplies used by the smelter circuits.

            3.6.2 Energy Plant

                  Centromin Peru has four Hydroelectric Centrals with 183, 4 Mw of installed power that generates electric energy.

                  o     Yaupi Hydroelectric 108,0 Mw

                  o     La Oroya Hydroelectric 9,0 Mw

                  o     Malpaso Hydroelectric 54,4 Mw

                  o     Pachachaca Hydroelectric 12,0 Mw

                  La Oroya unit consumes the highest energy volume (53,8%) . Basically, because the electrolytic process at the copper, lead and zinc refineries.

            3.6.3. Analytical Laboratory

                  The chemical analysis are executed by the La Oroya Analytical Laboratory, counting with modern instrumental analysis techniques and classic methods. The instrumentation laboratory is well equipped with X ray machines, atomic absorption espectrophotometry , espectroscopy of optical emission, espectrometry of X rays, UV- VIS, Colorimetry and espectrography of emission. Actually, it is working a atomic absorption espectrophotometer 20 BQ PLUS with graffito furnace GTA -96 and a hydrure generator VGS -76 that are used for the analysis of environment samples.

                  Centromin's Analytic Laboratory was registered as a participant of the Analytical Training Program of the Monitoring Program established by D.S.No.016-93-EM and its Modification Rule D.S. No. 059- 93-EM. Centromin has also registered to complete the Laboratory diagnosis of performance involving the Monitoring Program of Water Quality, Air and Emissions corresponding to the 01 Study of "Fulfillment Evaluation" required by the General Office of Environmental Issues at The Mining Ministry.

            3.6.4. Workshops

                  It includes the following services:

                  o Storehouse, Structural Shop, Garage, Instrumental Shops, Mechanical Shops, Electrical Shops, Security Shops and Electronic Divisions.

            3.6.5 Supply and Swage Water Distribuition

                  La Oroya location has sewage service. The service discharges sewage with no treatment to the Mantaro River and to the Yauli river.

                  The volume of sewage water coming from Centromin's residential areas and the different production and services is estimated in 227 liter per second.

                  The waste and garbage are collected daily by trucks and transported to the

                  Cochabamba zone at 8 kilometers from La Oroya . They do not receive any treatment, they are poured in Yauli and Mantaro rivers.

            3.6.6. Smelter Swage Water Treatment and Disposition

                  At this time a pilot septic tank has been built at the smelter and to study and manage the waters coming form the hygiene services at the Storehouse, Structural Shop, Intrumental Shop, Garage, etc.

            3.6.7. Control and Dust Recovery

                  The smelter operation has three units for recovering the dust coming form the gasses at the Copper Circuits, Lead Circuits, Zinc Roasters and Anode Residues through the precipitators system.

                  o     Central Cottrell Precipitators System
                  o     Precipitators Arsenic Cottrell Sytem
                  o     Anode Residues System

            3.6.8. Environment Monitoring Stations Installation and Location

                  To execute the Monitoring Program Centromin has the support of a Testing Control Section for water monitoring and air quality control and with the Ventilation Section for measuring the noise levels at the smelter surrounding areas.

                  o Water: There are 8 water Monitoring points (Y1, Y2, Y3, M1, M2, M3, M4, M5) which can be observed in Table 2.2. The exact location of this points is described in number 2,1,3.

                  o Air : For the air quality 5 continuos monitoring points have been installed (Inca Hotel, Cushuropampa, Workers Union, Huanchan, Casaracra) in a ratio of 2, 4, 6, 8, 10 Kilometers from the Main Stack. As it can be observed in table 2.12. The exact location of this points are descirbed in number 2,4,2.

                  o Noise: There are 31 monitoring points that measure the level of noise. It has the objective of determining the possible influence of the Metallurgical Operations and Services. The measurements are accomplished between 4:00 am and 6:00 pm.

                  As it can be observed in Table 3.6 from 4:00 am to 7:00 am when there is very slow traffic the noise level varies between 50 and 60 decibels. In normal conditions between 10:00 am and 5:30 pm the higher levels reached 72,5 decibels due to vehicles transit and trains.

            3.6.9. Management of Solutions

                  The monitoring that is being developed takes samples and registers flows 2 times a week. Additionally, when a new and extraordinary event takes place additional sampling is taken.

IV ENVIRONMENTAL IMPACT EVALUATION AND ANALYSIS SUMMARY

      4.1 Evaluation

            The environmental impact evaluation reported in this document named PAMA has been executed taking as base : The EVAP reports that consideres data from 1994 , also takes into consideration the "Monitoring, of the emissions and discharges declaration" that holds information from the year 1995. In addition to "The environment emission and discharge auditing" done up to June 1996 and "The environment components and metallurgical activity" described in Chapters II and III as well as other analogue documents.

      4.2 Impacts Sources

            From the analysis of the data contained in The EVAP and the present document. Three impact sources have being identified:

            1.   Gasses and Dust
            2.   Liquid Effluents
            3.   Solid Residues.

            4.2.1 Gasses and Dust

                  o     Origin

                        The gas emissions are originated as a consequence of smelting concentrates that contain high contents of sulfur . They are discharged into the environment in three ways: Main Stack, Secondary Stack and Fugitive emissions.

                        The dust is generated by mechanic hauling to the furnaces, handling of crude concentrates, wind action, as well as by contaminant loads of SO(2) and other gasses.

                        According to the 1995 analysis, the principal gas emission contaminant is SO(2)( (91.6% of this gas is evacuated through the main stack and the 8.4% is used for the H(2)SO(4)). The discharge by the Main Stack is
                        899.8 Tons per day with a test result of 15 380, 18 mg/m3. N, 59 154 times higher than the Permissible Limits for industrialized zones.

                        Other contaminants of medium importance are CO(2) and CO with 46.7 and 0.74 t/d respectively.

                        In reference to dust and suspension particles there have been quantified only the ones emitted by the main stack which gives a load of 8.9 t/day.

                  4.2.1.1 Physical Impact on the Environment

                        o     Water

                              The surface water is directly affected by the gasses, damaging its quality. The underground water is affected by filtration coming from the surface water.

                        o     Weather

                              This component is affected by the gasses when the "green house effect" is produced, creating micro climates that do not belong to the region.

                        o     Soil

                              The soils are affected by the rain, that by washing the environment air generates acid precipitation contaminating large portions of soil.

                  4.2.1.2. Biological Impact

                              The natural landscapes show us that the atmosphere has received and is still receiving high quantities of gasses and particles that finally precipitate in form of acid that constitutes the cause of the ecosystem destruction.

                              The native Flora and Fauna has diminished damaging the cattle raising.

                              The dust produced by the mechanical haulage at the furnaces and the crude concentrates handling contribute to contamination and its effects over the ecosystem.

                  4.2.1.3 Social Environment Impact

                              The toxic fumes affect the population, especially the ones that are near to the Unit, causing respiratory and allergy problems.

                              The water and soil are contaminated and can not be used either for domestic activities or agriculture.

            4.2.2. Liquid Effluents

                  All the liquid effluents are generated by the process conditions and industrial operations that the complex carries on.

                  From the information reviewed it is concluded that the effluents that have 90% of the contaminant load are:

                  o     R -1 Copper Refinery Effluent (Ex-Lead)
                  o     118 Effluent - Slag Sinter
                  o     119 Effluent - Main Channel No. 2

                  o     126 Zinc Electrolytic Plant
                  o     135 Main Channel No. 1
                  o     136 Parallel Channel to the Main Channel No.1
                  o     137 Zinc Ferrites Tank

                  Contaminant Load

                  The following table shows contents that are over the Maximum Permissible Limits MPL of the above stated effluents. Calculus Sources are the Table Data 2.3 and the EVAP.

                  4.2.2.1. Impact over the physical environment

                        As Table 4.1 shows the liquids poured directly to the Yauli and Mantaro Rivers have a high content of contaminants, affecting the water quality. Furthermore, these waters filter, contaminating the underground water.

                  4.2.2.2. Impact over the Biological Setting.

                        Having contaminants that are over the MPL, the Mantaro river habitat conditions are altered.

                        The water muddiness precludes the light from penetrating limiting the photosynthetic activity and reducing the dissolved oxygen quantity. Consequently, the primary productivity also modifies the water temperature.

                        The NO(3) excess could produce water eutrophication and reduces oxygen.

                  4.2.2.3 Social Economic Impact

                        The superficial waters that have been contaminated by the unit's effluents have affected the agronomy development of the area. This has decrease the areas population survival means and economy.

                        Furthermore the sewage waters constituting an infections focus, when transported throughout open channels all through the city to the rivers highly contributes to contamination.

            4.2.3. Solid Residues

                  Origin

                  The solid residues are generated at the Smelter and Refinery operations and processes as a consequence of the treatment of diverse concentrates in solid forms (Slag, Trioxide, As, etc.) and Pulp (Ferrites) deposited at land near by the industrial zone. Some volumes of small magnitude are poured into the river (Calcium Sulphate)

                  Contaminant Load

                  The large volume of zinc leaching slag and residues generated by the industry (See Table 2.5) cover a good area of land. Moreover, the arsenic trioxide fields being openly exposed constitute some potential sources of dangerous contamination. Despite the light solubility of this material the high toxicity of the product is considered lethal.

                  4.2.3.1 Physical Impact

                        The geomorphology is affected by the embossement modification.

                        Even though the solid residues are of low solubility they are not exempt from containing contaminants agents, which are transferred to surface waters and then to underground water.

                        Due to Eolic action the fine particles coming form the residues are taken to the surrounding areas damaging the soil quality.

                        The relative stability of the deposits is considered potentially dangerous in case of contingencies such as seismic occurrences and huge pluvial precipitation.

                  4.2.3.2 Impact over the Biological Environment

                        The solid residues at Huanchan, Malpaso and Vado (Arsenic Trioxide, slags and zinc ferrites) are a physical type of contamination that have altered the terrestrial and aquatic ecosystem, stopping flora growing and affecting the fauna. Moreover, they contaminate the Mantaro River.

                  4.2.3.3 Impact over the Social and Economic Environment

                        The residues are dangerous sources of contamination for the population that live in the surroundings areas, specially near the arsenic trioxide fields.

                        In relation to the urban solids, which are located at the Yauli and Mantaro ravines due to the County and Centromins lack of pick up services, they have been constituting infectious centers that are worsen by the presence of pigs and other animals.

                  4.2.3.3. Complying with the Safety and Industrial Hygiene
                  Rules.

                        It has been noticed that some of the Safety and Hygiene Rules D.S. 023-90 EM are not being complied with.

                        The rules that are not being complied with are:

                        o The workers use of safety equipment ( breathing masks).
                        o Opportune discharge of iron scrap and industrial waste.
                        o     Animal raising at the mining towns.

V MITIGATION MEASURES PLAN

      5.1 Introduction

            This seciton presents Centromin mitigation measures, that will be implemented by diverse projects to eliminate or diminish the already caused impacts.

            The environment control and the mitigation measures were implemented by the metallurgical complex from 1922. In accordance with the demands that existed at that time, some improvements were made during time, but in many cases have not reached the levels required today.

            The metallurgical activity has affected the quality of the physical, biological, social-economic and environment resources. The aim is to correct this actions with the control measurements and mitigation actions presented in this chapter. Some of the measures are implemented already and others are executed in established terms by PAMA with the objective of diminishing or eliminating the following impacts:

            o     The air quality
            o     The water quality
            o     The soil quality
            o     The erosion and soil sedimentation
            o     The biological resources
            o     The social - economic resources.

            The specific methods used to diminish each one of the detailed impacts are described in the following paragraphs. Due to the dynamic character of the environmental problematic, CENTROMIN PERU SA will continue to review the actual mitigation measures or implementing new ways if it is necessary.

            In Table No. 5.1 a Investment Program chronogram for PAMA is shown :

      5.2. Gas Emissions Control

            5.2.1 Gaseous Emissions

            In general it is necessary to point out that the variety of contaminants originated at the distinct operations and processes are emitted to the atmosphere by three well defined means.

            a) The main stack (167,5 meters of height) constituting the most important emitter.

            b) The secondary stacks in a number of 95 units of different dimensions (from 4 to 12 meters) and distributed at the different plant circuits.

            c) Defined sources in accordance with the DGMA of the Mining Ministry Terminology so called "Fugitive Emissions.

            The main stack as it was pointed out before is the most important "gaseous emissions" emitter. Gas emissions are mixture of gases, vapors, combustion fumes, metallic fumes and grained material or dust that due to their components dimension are not pulled by gravity and are being incorporated into the environment.

            Among the secondary stacks, it has been studied the contribution of the Iron Stack (91 meters height) as well as the coke plant, and some others that we will mention above. The emissions through these stacks need to be defined with much more detail, however it has been observed that the majority of them are not extremely harmful because they are combustion gases, water vapors and inert dust.

            In relation to the fugitive emissions these escape directly to the environment. Its origin is diverse. They are produced in a higher or lower grade by lack of control at the processes, lack or problems at the ventilation systems, micro-meteorological changes ( wind gusts, temperatures and humidity). It is very difficult to quantify because of its irregularity and fast dispersion.

                                  TABLE No. 5.2
                      EMISSIONS SOURCES AND CHARACTERISTICS

--------------------------------------------------------------------------------
                                        Emission
Cod.          Emission source             height        Treatment equipment
                                           m
--------------------------------------------------------------------------------
 1    Main stack                           168       Electrostatic precipitator
--------------------------------------------------------------------------------
 2    Fe stack                              91       None
--------------------------------------------------------------------------------
 3    Coke stack - Battery "A"              19       None
--------------------------------------------------------------------------------
 4    Coke stack - Battery "B"              19       None
--------------------------------------------------------------------------------
 5    Vent. system. Bismuth stew - P.R.A.   15       Gas washer
--------------------------------------------------------------------------------
 6    Vent. system. Converter - P.R.A.      19       Bag filters
--------------------------------------------------------------------------------
 7    Vent. system. Cupels                  15       Electrostatic precipitator
--------------------------------------------------------------------------------
 8    Vent. system Zinc roasters            30       Gas washer, bag filters
--------------------------------------------------------------------------------

            5.2.2 Global Emissions through the Main Stack

                  5.2.2.1. Gasses

                        The gasses that are emitted through this main stack come from the electrostatic precipitators (Central Cotterell), the arsenic recovery and the anode residual plant (Cottrell PRA). It is characterized by a huge flow (34518 Nm3 / minute, average) and its contents of SO(2) (899.8 metric tons daily).

                        The SO(2) tributaries in percentage are the following plants:

                        Copper Roaster                               4.10%
                        Copper Reverber                             18.31%
                        Copper Converter                            24.37%
                        Lead Sintering                              21.83%
                        Lead Furnace                                 4.35%
                        Zinc Roasters (FBR)                         19.32%
                        Anode Residues                               7.72%

                        The 7.3% total sulfur that enters is transformed in H(2)O(4) and the 10.9% is set at the slag, copper sulfate, etc. and the remaining 80.8% is poured into the atmosphere as Sulfurous Anhydride.

                  5.2.2.2 Grained Material

                        The grained material reaches an approximate total of
                        8.896 metric tons per day and from them it is being determined a contribution of principal heavy elements. They are as follows:

                        Lead                                 1.79 t/d
                        Arsenic                              1.37 t/d
                        Zinc                                 0.33 t/d
                        Antimony                             0.24 t/d
                        Cadmium                              0.07 t/d

            5.2.3. Iron Stack Emissions

                  These emissions reach no more than 9% of the flow emitted by the main stack. The solid content constitutes 3% of the same flow. However, they are very much significant due to their quality and concentrations of Copper, Iron, Lead and Arsenic.

            5.2.5. Other Emissions Sources

                  It is worth mentioning among other emissions sources, characterized during the EVAP the following:

                  o The coking chamber gasses are evacuated with no treatment.

                  o The ventilation system of the Bismuth Vessels numbers 4, 5 and 6 at the Residues Anode Plant. The system dismisses the remaining gasses after the fumes are captured by the exhaust hoods and the grained materials is retained by gas washer.

                  o The Three Stacks located at the Plant of Anode Residues that route the fumes generated during the Antimony and Bismuth selective oxidation of the Converters 1,2,3 and 4 and the Bismuth Reduction at the reducing reverber. Grain material has previously recovered in three filter bags.

                  o The ventilation system of copelas at the Anode Residual Plant that allows to capture metallic fumes of the copelas 1, 2 and 3 which are recovered at the gas washing and at the electrostatic precipitators ( humid one). The remaining gasses are evacuated through the stack.

                  o     A group of 9 multiple stacks belonging to the fluid bed
                        (FBR) of the Zinc Roasters Plant - pellets unit, ventilate a number of equipment such as: The pellet reception bin of the reactors No. 1,2, and 3. The zinc dust reception system. (recovered at the 1,2,3 units and the central electrostatic precipitator). The vapors and gasses generated at the mixers 6P1 and 6P2, the crude pellet dryers 8P1 and 8P2. The humid pellet dryers. Washers 1 and 2. Mechanical Transportation System of crude and dry pellets (which grain material is recovered in a bag filter 2PDB) , and the calcine transportation (bands, coolers and readlers 7B1 and 7B2, band 8B)

                  To complete the origin of the global emissions the following is an analysis of each principal circuit emissions,

            5.2.6 Copper and Lead Refineries Emissions

                  This production unit has two defined circuits, but for this report they have been grouped because some of the installations are shared or interconnected, specially in relation to the effluents course.

                  The circuits are composed of the Copper and Lead Refineries diagrams of the flows and emissions are shown at the process description graphics.

                  Atmospheric Emissions

                  The electrolytic refining process used by this unit requires many operations with temperature changes, in such manner that the main gaseous emissions are water vapors containing higher or lower grades of specific contaminants. The leaching and anode slime washing and Copper and Lead cementation generate water vapor loaded with sulfates and acids (H(2)SO(4), HF, H(2)SiF(6), Cu - SO(4)) haulage in a mist manner of mechanically.

                  At the refrigeration operations in general (the copper bars, copper wire, etc) huge volumes of water vapors with very little or no strange materials are produced.

                  During Lead Fusion metallic vapors break off to the environment, normally of a short diffusion distance, due to precipitation after the particles cooling. Certainly, there are combustion gasses which are evacuated in an independent manner from the process gasses.

                  In general there are not treatment systems for the gaseous emissions, Additionally, there is no flow and detailed components information. At the interior work environment it is easy to perceive electrolytic refining characteristic odors probably due to the lack of efficiency of the ventilation vent.

                  To have a less qualitative idea of each refinery contaminant contribution Tables 5.3 and 5.4 show processes and characterized operations, including control systems that are connected in 19 ventilation stacks.

                                    Table 5.3
                   SULPHUR BALANCE THROUGH THE THREE CIRCUITS

--------------------------------------------------------------------------------
          INPUT           FIXED SULPHUR               NOT FIXED SULPHUR
CIRCUIT    t/y                 t/y                           t/y
--------------------------------------------------------------------------------
 COPPER   88 655    Slag              2 399    Gases roast.+rev.      40 810
                    Water gran          675    Gases Conv.            44 289
                    CuSO4               482
--------------------------------------------------------------------------------
  LEAD    50 712    Slag roas.        1 023    Gases to C.Cent.       47 440
                    Water gran          508    Dust to C.Cent.         1 305
                                               Others                    436
--------------------------------------------------------------------------------
  ZINC    51 012    Sulph. Acid      13 682    Gases to C.Cent        35 125
                    Na Bisulph.          66    Others                    135
                    Fe residues         788
                    Zn/Ag conc.         665
                    Liq. Efluents       551
--------------------------------------------------------------------------------
 TOTAL   190 379                     20 839                          169 540
--------------------------------------------------------------------------------

                                    Table 5.4
                 DUST LOAD BALANCE TO COTTRELL CENTRAL, ARSENIC
                  AND P.R.A. - INPUT THROUGH THE THREE CIRCUITS
                                 DUST LOAD : t/d

--------------------------------------------------------------------------------
                           COTT.CENTRAL         COTT.ARSENIC        COTT:P.R.A.
--------------------------------------------------------------------------------
CIRCUIT    CONDUIT         INPUT   OUTPUT    INPUT   OUTPUT   INPUT   OUTPUT
--------------------------------------------------------------------------------
COPPER     Roasters                         32.704   1.676
           Reverberos     25.255
           Converters     62.139
--------------------------------------------------------------------------------
LEAD       Agglomerate     1.582
           Pb roasters    15.029
           Froth           2.549
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ZINC       Toast.(FBR)    90.982
--------------------------------------------------------------------------------
REF.(ARP)  Rever. Fus                                         3.615     0.470
           Ventilat.                                                    0.046
--------------------------------------------------------------------------------
TOTAL                    214.536    6.704   32.704   1.676              0.516
--------------------------------------------------------------------------------
EFICIENCY                 96.9 %            94.9 %            87.0 %
--------------------------------------------------------------------------------

            5.2.7 Air Quality

                  This aspect of the La Oroya Metallurgical Complex Environmental Program has also been adjusted to the General Direction of Environmental Issues of the Mining and Energy Ministry Rules that have been detailed by the "Air Quality and Emissions Protocol of the Mining Sub Sector"

                  5.2.7.1. Monitoring Stations

                        The monitoring stations have been located taking into consideration meteorological and orographic factors, electric energy facilities, access, surveillance and location based on the Yauli and Mantaro basins proximity.

                                  Table No. 55
                       Monitoring Stations Characteristics

--------------------------------------------------------------------------------
     Station    Height above      Place        Sampled    Frequency   Equipment,
                 floor level  clasification   parameters                type

1. Hotel Inca       22 m      Urban           SO2, MPS     Daily      Automatic
2. Cushurupam       19 m      Semi-urban      SO2, MPS,    Daily      Automatic
                                              wind veloc.
                                              and direct.
3. Sind. Obreros    11 m      Urban           SO2, MPS     Daily      Automatic
4. Huanchan         21 m      Rural           SO2, MPS,    Daily      Automatic
                                              wind veloc.
                                              and direct.
5. Casaracra        72 m      Rural           SO2, MPS     Daily      Automatic
--------------------------------------------------------------------------------

            5.2.8 Evaluations and Results

                  The contaminants that have been evaluated taking into consideration the environment air quality at the monitoring points described above comprise sulfurous gasses (expressed in SO(2)), the grained materials in suspension (GMS), (GMS) metallic contents (As, Pb and Cu), speed and wind direction.

                  The evaluation results are accomplished at the stations previously described, shown in Tables 14, 15, 16 and 17. In the diagrams, the S0(2) concentration variations are shown as well as the grained material with respect to time hours.

            5.2.9. Atmospheric Contamination Problems and environmental effects

                  The Centromin environmental problem management has an extensive and aged data, studies have been executed with some continuity at different stages of its long existence ( before and after the company belonged to the Peruvian State). However, it must be recognized that the Ministry of Energy legal rules regarding environmental issues have had the virtue that this problem is now assumed in a systematic way having very clear objectives.

                  CENTROMIN Office of Environmental Issues to comply with the EVAP document has accomplished an number of actions such as gathering and unification of the existent data, operation of the monitoring stations and atmospheric emissions measurements; including all the intermediate programs that were necessary for these objectives. In this way and following the parameters that were established by the respective protocols, the activities and actions have been divided in two big work areas. One at La Oroya the metallurgic complex installations ( Smelter and Refinery) and the other one at the external environment at the surrounding the city atmosphere embracing a 10 kilometer ratio. In the first case, the objective still is the IDENTIFICATION and PREPARATION OF AN INVENTORY of the contamination sources and the second one is a Systematic Monitoring of the environment air quality as well as the meteorological aspects.

                  In relation to the effects, the verifications deriving from the identification and sources inventory activities show that the emissions discharged through the stacks especially by the principal stack, are the actual virtual and potential cause of air changes. The contrary occurs with the so called "fugitive emissions" which have a higher influence at the work environment, they could have an effect in the liquid effluents quality and soils due to the sedimentation phenomena.

            5.2.10 Solutions that have been considered to Mitigate the Gas and Dust Effects

                  The number of activities developed relating to how the atmospheric contaminants are generated and the air quality allows one to conclude that the long term solutions must be linked to the operations and processes, machinery and equipment as well as to the human attitude at the different production stages.

                  "The solutions are at the plant" is the phrase that summarizes the most important approaches concerning the environmental policies at the company. It is well known the English principle that affirms that the contamination must be controlled through "the best practical resources available". The above coincides with what it seems the most convenient thing to do. At the smelter some operations and plants are utilizing environmental care actions achieve miner - metallurgical process efficiency. This is the case of the air fractionating plant that provides pure oxygen to the copper reverber circuit. Instead of using air, an active and clean fraction (O(2)) is used, as a consequence of this a lesser volume of gasses with fewer particles contents and gaseous contaminants is handled.

                  The metallurgical index changes at the copper beds have permitted a lower demand of pyrite (60 000 tons/a) and fluxes (100 000 /a). Moreover the operations have improved. Thus, a higher capacity is available at the copper roaster plants, reverber and converters. In this way 50 000 tons/a of SO(2), 80 000 t/a of slag and 1 400 t/a of dust are not longer being generated. There is lower demand for material transportation (railroad, transportation bands, etc.), energy (oil). Among the advantages achieved the following are found:

                  The reduced generation of solid residue, liquids and gasses and the work environment improvement. The implementation of a new agglomeration plant has allowed the use of only one automatic reactor instead of eleven, one gas generation point, one compact system for the recovery of dust (by bag filters) and a better quality product has been achieved. Among the environmental advantages achieved it is noted the lesser production of fugitive gasses and its consequential work environment improvement (compact equipment)

                  The continuation of this type of improvements, including the double objective of improving performance and contaminant control will allow the steady management of the present persistent problems. Today it is becoming a reality the correlation of productive processes with its contamination characteristics, since that knowledge sets the foundation for practical and effective solutions.

            5.2.11. Projects to Implement

                  Centromin has projected to implement two sulfuric acid plants:

                  - Cu - Zn Sulfuric Acid Plant

                    Location     : Actual Sulfuric Acid Plant Adjacent area

                    Investment   : US $ 40 000 (the amount covered by the Copper
                                   Smelter reaches US $ 13 700 and by the Zinc
                                   Refinery US $ 26 300)

                    Study        : The study will be administered by the
                                   Metallurgical Process Control Division, the
                                   Copper Smelter and the CENTROMIN PERU S A
                                   Zinc Refinery.

                    Description  : Consists in installing a module for the
                                   sulfuric acid
                                   production with a 205 000 t/a capacity.

                                   This module will process 45 693 t of sulfur
                                   (135 k t of acid) coming form the zinc
                                   circuit and 23 693 of sulfur (70 kt of acid) coming form the copper circuit.

                  This plant must operate with 95% minimal efficiency. Must set as a minimum 83% of SO(2) generated in both circuits and must comply with the Ministry of Mining and Energy rules stated in Ministerial Resolution No. 135-96 EM / VMM.

                  - Cu - Pb Sulphuric Acid Plant

                    Location     : Old agglomeration plant area

                    Investment   : US$ 50 000 (the amount covered by the Copper
                                   smelter is US$ 27 500 and by the Lead smelter is US$ 22 500).

                    Study        : The study will be managed by the
                                   Metallurgical Process Control division, the
                                   Copper Smelter and the Lead Smelter of
                                   Centromin Peru S.A.

                    Description  : It consists of the installation of one module for Sulphuric Acid production with a capacity of 300 000 t/y.

                                   This module will process 45 693 t of sulphur
                                   (195 kt acid) coming from the modified
                                   converter.

                  The flux diagram shows the gas management and distribution at the Sulfuric Acid two modules.

                  Naturally, that this needed operations modernization implementing advanced technology this include:

                  For the Copper Circuit: The implementation of a casting wheel, a converter of a higher capacity (13' multiplied by 30'), a roaster for dirty concentrates, a dryer for clean concentrates, a converter type "El Teniente" replacing the actual cathodes by Titanium (Copper Refinery), oxygen use at the anode residues, etc.

                  For The Lead Circuit: Replacement of the present sulfuric acid pre - heater, changing the turbulent bed chamber (TLR), a new Purification Plant and a effluents treatment plant, replacement of the three fluid beds for a turbulent bed, etc.

      5.3 Control over the impact on Water Quality

            5.3.1 Smelter and Refinery Liquid Effluents Treatment Control

                  La Oroya metallurgical complex has two principal areas were the installations are located for the smelter and refining.

                  For the smelter there are three main circuits:
                  - The Copper Circuit
                  - The Lead Circuit
                  - The Zinc Circuit

                  For the Refining there are:
                  - The Copper Refinery
                  - The Lead Refinery

                  The effects of the environmental improvements that CENTROMIN LA OROYA has been accomplishing starting from the EVAP conclusion are reflected on the receptor bodies contamination mitigation (Yauli and Mantaro River). The following is the brief description of the different effluents that existed in EVAP the work that has been implemented or are being implemented to reduce the contamination and at last some special projects that will need to be implemented to complete the purification of all effluents.

                  The present chapter goes along with an Annex that shows a summary of the Investment Cost Table of the works that are done or will be done.

                  Copper Circuit

                  a)    General Description of the Process

                        The copper smelter process starts at the preparation plant where the re circulating, fluxes and concentrates material are distributed forming the copper beds. This mixture is put through a roasting process to eliminate the bigger quantity of arsenic (As), sulfur (S) some antimony (Sb) and Lead (Pb). The process solid fumes are recovered by electrostatic precipitators (Cottrell). In this plant Arsenic Trioxide is obtained (As2 O3) extracting the arsenic from the metallurgical process. The calcine, product of the process of roasting goes to be smelted in a reverber furnace ( with burners oxi-fuel) where the metallic sulfurs are separated (FeS and Cu2S) from the slag and an adequate matte is produced to be loaded at the converters. The slag is discharged through a hole located at wall opposite from the furnace. It is then granulated with pressure water, afterwards it is stored in the Huanchan slag deposit.

                        Subsequently, the matte is loaded into the converters where air is injected to generate the ferrous oxides, the same that react with the silica producing slag. The slag returns to the reverber. In a second stage the copper sulfur is oxidized by air, which reacts with the same sulfur producing blister copper. This copper is transferred to the retention furnace to be cast as anode.

                        The fumes solid contents at the fusion and conversion stages are recovered by the electrostatic precipitators. The SO2 gases are evacuated to the atmosphere by the main stack.

                  b)    Effluents Management.

                        o The Gold and Silver Refinery Plant partition solution. Tributary of the Main Channel No 2 Code 119

                              The gold and silver partition solution is done using H(2)SO(4). As a process effluent there is a solution that after a zinc cementation is collected in cylinders and sent to the cadmium plant leaching tank 1. This operations is done once a week.

                              The following profile has been done to eliminate this effluent.

                              PROJECT: Management and Disposal of the Solution
                                       coming from the Silver Refinery

                              Antecedents:

                              The high acidity solution resulting from the zinc cementation as an effluent that comes form the gold and silver partition was being evacuated in the river. But because of its high content of zinc today it is being sent to the cadmium leaching plant.

                              Studies:

                              Today the solution is being collected in cylinders. The cylinders are sent to the cadmium plant where they are treated with no problems.

                              Objective:

                              Stop the high acidity (350 g/l of H(2)SO(4)) solution discharge into the river.

                              Project Description:

                              A pipe transportation mechanical system will be installed. The solution will be pumped in such manner that will preclude leaking and accident risks that its high acidity could cause.

                              Project Duration:

                              It is estimated that the implementation period will be 6months.

                              Costs:

                              The cost of this project execution is estimated in $ 5 000. 00 and it will be accomplished with the complex own money.

                        o     Residue Anode Effluent Plant - Code 123

                              This effluent collects the waters coming from the Selenium

                              Precipitator, Selenium Unit Overflows, Cooling Gasses Reverber and the Bismuth oxide chloride gas washer.

                   Arithmetical Average March 94 - February 95

----------------------------------------------------------------------------------------------------
Sampling     Flow      pH     Temp     TSS                       Metals (mg/l)
----------------------------------------------------------------------------------------------------
 Point      m3/min         (degree)C   mg/l      As      Cd     Cu     Fe      Mn      Pb      Zn
----------------------------------------------------------------------------------------------------
  1 23       0.12     3.08   15.62    151.14   36.54    0.20   1.06   18.79   0.61   18.00    41.28
----------------------------------------------------------------------------------------------------

Source: EVAP - La Oroya Metallurgical Complex

                              Tasks to be Implemented

                              It will follow the same treatment given to the acid water at the Neutralization and Selective Precipitation Plant that is described for the Zinc Circuit.

                        o     The Bleed of Solution from the Electrolytic Cells

                              The bleed off solution that contains AgNO3 is put through the copper cementation to recover Silver. After this the solution is neutralized with lime until the pH is neutral to recover the copper. Finally, The solution is treated with NaCI to precipitate the remaining plant and the final solution is sent to the main channel number 2 (after it is settled).

                              Implementation Tasks

                              The settling tank enlargement to recover silver in the form of silver chloride.

                  Lead Circuit

                  a)    Process General Description

                        Starts its process at the preparation plant where the re
                        - circulating material, fluxes and concentrates are distributed, forming a Lead bed. The bed is treated at the sintering plant where the amount of sulfur contained is reduced through a roaster process, producing a sintered material with appropriate physical characteristics to be treated at the Lead Vertical Furnaces.

                        The grained material originated at the process is recovered in bag filters and the fumes at the central electrostatic precipitator.

                        The heavy lead agglomerated is smelted at the Lead Vertical Furnaces adding a percentage of iron scrap with the objective of preventing magnetite formation and precluding metal lost (Pb and Ag) at the slag.

                        When separating lead matte this is grained with pressure water to be stored at the Huanchan Slag Deposit.

                        The Lead produced at the Vertical Furnaces named Lead Matte is transported to the receptor pans where it is skimmed. The skims are loaded in a reverber furnace where the matte is separated from the copper. The speiss (Cu-As, Sb) and the lead bullon. The Lead bullon returns to the receptor pan mixing with the clean Lead Matt. This mixture is de-copperized to eliminate impurities (Cu, As and Sb).

                        The Lead after being de-copperized is heated up and pumped to the casting section pans. They are maintained at 350 to 380 (Degree)C of temperature. This is performed to accomplish the anode casting at the horizontal wheel.

                  b)    Effluents Management

                        o Furnace Reverber water and Speiss Granulation. Tributary Code 118.

                              PROJECT: Refrigerating Water of the Reverber
                                       Furnace and Speiss Granulation.
                                       Management and Disposal.

                              Antecedents:

                              Approximately, 630 liters/min if Tishgo (river) waters are used to cool the Furnace Reverber jackets that finally will be discharged into the Mantaro river. This operation is continuous.

                              Furthermore, the Mantaro River waters are used for the speiss granulation in an approximate flow of 1500 liters per minute. They are discharged after the operation into the Mantaro River. This operation is intermittent.

                              Studies:

                              The studies have been done by the Engineering department and are supported by Ecolab SRL consulting firm.

                              Objective:

                              Preclude discharges into the Mantaro River.

                              Project Description:

                              The waters of each line will be re-circulated. In the reverber furnace case a reception tank will be installed with a re-circulating pump directed toward the furnace.

                              The SPEISS granulation case (which is not continuous) will be executed after a retention of solid particles treatment is performed. The need for a storage tank of 135 m3 with a pump and re-circulating lines has been calculated.

                              Project Duration:

                              A period of a year has been estimated for its installation.

                              Cost:

                              The estimated cost to execute this project is 50 000 .00 and it will be with the company's own resources.

                        o Main Channel Mud in front of the Agglomeration Plant. Code No. 135
                              The water washing bands take the dust that is deposited in this area. This occurs when the water falls in the form of mud along with other elements.

                              To this channel some Copper and Lead Circuits effluents arrive. The mud contains metals that must be re used.

                              Implemented Tasks

                              To prevent the metals contained in this effluent from ending at the Mantaro river through the main channel No. 1 a mud retention system has been implemented at the Agglomeration plant. It consists of one floodgate, one retention tank that through a pump is sent to a thickener where the solids are separated in water suspension.

                              The underflow that contains the mud is sent by gravity to the 81 band for humidification of particles transported they then return to the Agglomeration Machine.

                              The clarified water that is stored in a tank is reused at the Agglomeration Plant gas washers.

                              The implemented work has been done using the company's own materials, such as tubes, accessories and pumps in such a way that the cost will be minimal.

                  Zinc Circuit

                  a)    General Process Description

                        The Zinc concentrates coming from the Paragsha and Mahr Tunel Production Units are treated at the two roasters circuits: One Fluid Bed and the other a Turbulent Bed. The calcine is obtained as the product of this stage, subsequently the calcine is leached to make soluble the oxide and the zinc sulfate.

                        During roasting the SO2 gasses are produced previously having passed through a dust precipitation stage. At the roaster turbulent bed, Sulfuric Acid is produced having a commercial grade.

                        The calcine leaching process is accomplished at agitators tanks using as a leaching solution the used electrolytic and the sulfuric concentrate acid. After solid liquid separation a "solid residue" (zinc ferrites) is obtained which is subject to flotation to obtain Zn-Ag concentrate. 26% of this process tails are treated at the Zinc Residues Leaching Plant and the rest of the residues are sent to the Huanchan deposit.

                        The impure solution, the other solid - liquid separation product, is taken to a purifying system where by zinc dust addition precipitates in form of copper, cadmium impurities and lower quantities of antimony and arsenic. This solution is filtered and the solid residue is sent to the "Cadmium Plant" for treatment. The purified solution is sent to electrolytic cells, those cells use aluminum cathodes and silver-lead anodes. After a deposition period of 16 hours the cathodes are extracted form the cells and the zinc de-laminated to finally be subject to an Induction Furnace obtaining refined zinc of 24 kg to be commercialized.

                        The precipitation obtained at the purification stage is treated at the "Cadmium Plant" where "metallic cadmium" is obtained after series of leaching, precipitation, briquette and fusion processes.

                        At the Zinc Residues Leaching Treatment Plant (Zileret) through reduction and oxidation processes iron is separated as iron sponge and copper, zinc cadmium and indium as oxides (fumes).

                        At the Zileret Hydro - metallurgic Unit the oxides are subjected to hydro metallurgical processes with the aim of recovering the heavy metals, obtaining as a final product a torta de zinc sulfate, a zinc sulfate solution and a indium cement which are sent respectively to lead beds, zinc electrolytic plant (leaching plant) and the indium plant. The Indium Plant treats the cement coming from the Hidro- metallurgical Unit, where through the hydro metallurgical processes (acid and basic dissolution by solvents extraction, precipitation, etc.) and pyro metallurgical processes metallic indium is obtained.

                  b)    Effluents Management

                        o Overflow Leaching Solution and Zinc Purification Solution; Code 126

                              This effluent collects the solutions of the house cells, purification overflow section, rectifiers water and hygiene services. It contains approximately 36% of the Total Manganese and 30% if the total zinc.

                     Arithmetic Average March 94 February 95

-------------------------------------------------------------------------------------------------------
 Sampling     Flow      pH     Temp     TSS                        Metals (mg/l)
-------------------------------------------------------------------------------------------------------
  Point      m3/min         (degree)C   mg/l      As      Cd     Cu     Fe      Mn     Pb        Zn
-------------------------------------------------------------------------------------------------------
   126        3.05     5.18   15.53     67.01    0.37    1.03   2.84   4.42   75.00   1.18    1,182.57
-------------------------------------------------------------------------------------------------------

Source EVAP La Oroya Metallurgic Complex

                              Implemented Tasks

                              Today the purification overflows are being re - circulated and the house cells neutral leaching system are using the existing pumps.

                       Arithmetic Average April to June 96

-------------------------------------------------------------------------------------------------
 Sampling      Flow     pH     TSS                          Metals (mg/l)
-------------------------------------------------------------------------------------------------
  Point       m3/min           mg/l     As     Cd     Cu      Fe        Mn       Pb       Zn
-------------------------------------------------------------------------------------------------
   126         1.70    5.60   116.06   0.10   0.52   0.95    3.40    1,216.00   0.68    556.33
-------------------------------------------------------------------------------------------------

                              Tasks to be Implemented

                              This effluent is treated at the Treatment Final Effluent Plant by Neutralization and Selective Precipitation.

                              PROJECT: Final Effluent Neutralization and
                                       Selective Precipitation

                              Antecedents:

                              With the present monitoring data the flow and the concentration of each of the contaminant effluents are being estimated, taking out the cooling effluents that are being poured to those effluents. With the data obtained a material balance has been applied to get to know the final pouring that would result if all the contaminant discharges are united.

                              Due to the lack of space at the smelter and due to treatment improving reasons all the contaminant effluents are collected to be treated out side. This effluents are the following 112 - 115 - 117 - 119 - 121 - 123 - 124 - 126 - 135 - 137. (EVAP
                              Codes) The selected area is Cochabamba, where the company has planned transferring the ferrites and slags. Tubes will be installed from the beginning.

                              Studies:

                              The study has been done by the consulting firm Ecolab S.R.L.

                              Objective:

                              Preclude the discharge of contaminated waters to the Mantaro River.

                              Project Description:

                              a) Effluent Transportation to the Treatment Area

                                 The smelter contaminant effluents would be collected at one point to be taken to the Cochabamaba Deposit through 2 PVC tubes of 8" diameter. The transportation system will be a railroad parallel line at 11 kilometers of distance. It will not be necessary to use pumps because the natural slope facilitates transportation by gravity.

                              b) Neutralization Stage by Lime

                                 The neutralization system at this stage will consist of the following sections:

                                 o Storage of solid lime. With the objective of stopping dust emission into the atmosphere a reception tank will be installed with lime storage of 10 t. capacity.

                                 o Lime Lechada Preparation. From the storage tank and with help of a transportation band "Lime" will be distributed conveniently to the lechada preparation tank, (1 m3 capacity). Where part of the already treated final effluent will be added, registering a pH = 10 with the objective of reducing lime consumption. To maintain the lechada in suspension and homogenous an agitator will be installed.

                                 o Lechada Distribution. The Lime lechada will be fed with an automatic distributor to the neutralizer tank. This operation will be controlled by a pH meter, that will be installed at the tank's exit in a way that the addition will be done in relation to the pH required.

                                 It has been calculated that the lime
                                 consumption will be 375 Kg. Per day

                              c) Neutralizer Tanks

                                 With the objective of achieving a efficient contact between the lechada and the effluent, it has been considered to install 2 tanks with agitators to homogenize the contaminant effluent and the lime quality until reaching a 7 pH. The solution under this conditions will be discharged in the settling tank.

                              d) Settling Tank and Mud Storage

                                 At this stage the separation of the
                                 solid-liquid by settling will be produced. The solids will accumulate at the bottom of the tank and the purified solution will be sent to the following value recovering stage.
                                 The solids that accumulate at the tank will remain there in definitively. Due to the mud characteristics at this stage, this stage will make the tank bottom water proof which will preclude the solutions filtration.

                                 The objective of elevating the pH up to 7 is to achieve the effluent acid neutralization, precipitating some elements as Mn, Fe, Cu Al, etc. reducing the reagents consumption and recovering at the following stage the Cd and Zn that could re circulate in the Zinc Circuit.

                              e) pH Regulation Stage

                                 The effluent that comes from the settling tank still has some significant concentrations of Cd and Zn to be recovered. The pH will be increased up to 10 with caustic soda with the objective of precipitating them as hydroxides. At the same time the pH will precipitate the residual Mn, Fe, Cu.

                                 The solid soda will dissolve in a 500 liters capacity tank. From the tank it will be distributed with a pump up to the mixer channels (two units) where they will be homogenized with the effluent passing to the settling tank. A pH meter at the end of the channels will control the soda distribution.

                                 Part of this effluent will be re circulated to prepare the lime lechada solutions and the sodium hydroxide.

                              Project Duration:

                              The implementation of this project is estimated in one year.

                              Cost:

                              The execution cost for this project is US $ 2 500
                              000.00 and it will be with the company's own resources.

                           o  Washing Anode Effluent Code 124

                              PROJECT: Automatic Washing Anode System

                              Antecedents:

                              In the cells house at the Zinc Electrolytic Plant an acid effluent is produced from the anodes wash. The washing effluent contains solids in suspension (manganese dioxide) which are retained in a settling device, the remaining water is discharged with no other treatment into the Mantaro River.

                   Arithmetic Average Juanuary 94 February 95

-------------------------------------------------------------------------------------------------------
 Sampling     Flow      pH     Temp     TSS                        Metals (mg/l)
-------------------------------------------------------------------------------------------------------
  Point      m3/min         (degree)C   mg/l      As      Cd     Cu     Fe      Mn      Pb       Zn
-------------------------------------------------------------------------------------------------------
   124        0.12     3.51   13.38    61.672    0.24    0.08   0.73   2.54    7.66    13.0    143.16
-------------------------------------------------------------------------------------------------------

Source La Oroya EVAP

                              Studies:

                              The system design studies have been given to a specialized company. The company's report and the cost wil be submitted in September to the unit in charge.

                              Objective:

                              The objective is to reduce by 50% the washing water consumption

                              Project Description:

                              A semiautomatic system of anode solids backup, straightening and washing at a fixed position. The mud is sent to the Pilot Plant or Leaching Plant and the liquid effluents free from no hevy metals is discharged in the Mantaro River.

                       Arithmetic Average April to June 96

--------------------------------------------------------------------------------------------
 Sampling     Flow      pH     TSS                        Metals (mg/l)
--------------------------------------------------------------------------------------------
  Point      m3/min            mg/l     As      Cd     Cu      Fe      Mn     Pb      Zn
--------------------------------------------------------------------------------------------
   124        0.08     5.03   103.38   0.54    0.03   0.36    1.20    0.44   1.86    67.21
--------------------------------------------------------------------------------------------

                              Project Duration:

                              One year is estimated for its implementation

                              Cost:

                              The estimated cost for the project execution is US $ 15 000.00 with own resources.

                        o     Lead Mud - Tributary Code 136

                              PROJECT: Contention Concrete Wall and Re
                                       circulating System by Gravity.

                              Antecedents:

                              At the hydro metallurgic plant a lead mud solid residue is produced, today it is stored at a Plant nearby. This mud returns to the lead smelter circuit, however while at the storage the solution contained at the parallel principal channel No. 1
                              (136) is drained. Because this effluent is extremely concentrated increases it significantly the contaminant values at the channel. This situation becomes critical with the addition of tube leaking and rain water.

                              Studies:

                              This project has been proposed by a Consulting Firm ECOLB SRL

                              Objective:

                              Preclude the discharge of this solution in the Main Channel No. 1

                              Project Description:

                              A retention wall will be design with a
                              recollection system for this solution as well as its re circulation by gravity to the same plant. With this same system the rain water will be isolated, at present it gets into the mud.

                              Project Duration:

                              The implementation period for this project is estimated in 6 months.

                              Cost:

                              The estimated cost for the project execution is US $ 5 000. 00 it will be accomplished with company`s own resources.

                        o     Cell House Effluent - Code 125

                              The effluent is a very thick and acid mud that is obtained as a consequence of the cleaning done in the 18 cell blocks in this Plant.

                    Arithmetic Average January 94 February 95

-------------------------------------------------------------------------------------------------------
 Sampling     Flow      pH     Temp     TSS                        Metals (mg/l)
-------------------------------------------------------------------------------------------------------
  Point      m3/min         (degree)C   mg/l      As      Cd     Cu     Fe       Mn      Pb       Zn
-------------------------------------------------------------------------------------------------------
   125        0.01     6.58   23.86    108.52    0.25    0.10   2.47   2.38    10.62    2.58    156.56
-------------------------------------------------------------------------------------------------------

Source La Oroya EVAP

                              Implemented Works

                              A system for the solids return to the Cadmium I Plant has been implemented and for the liquid effluent to leaching. This effluent has been eliminated.

                        o Preparation Unit - Water Pump Oliver Filter - Code 136 Tributary

                              The Zileret effluent was derived to the parallel channel 136 carrying overflow solutions containing considerable amounts of solids in suspension.

                              Implemented works

                              Detour of the solution to the discharge of the gas washer (scrubber) and detour to the thickener of the Solid Separation Unit.

                        o     Barren Solution - Code 132

                              This effluent is generated at the indium precipitation with zinc dust, at the hydro metallurgic plant. It contained principally 31% manganese, 13% cadmium, 19% zinc.

                              Implemented works

                              This solution re circulates to the leaching process recovering zinc.

                              The Barren solution is mixed with the zinc sulfate coming from the Hydro-metallurgic unit accomplishing the precipitation of impurities especially iron.

                        o     Final Alkaline Washing Solution - Code 133

                              This effluent collects the overflow waters and the floor washing water coming from the indium Plant.

                    Arithmetic Average March 94 - February 95

-------------------------------------------------------------------------------------------------------
 Sampling     Flow      pH     Temp      TSS                         Metals (mg/l)
-------------------------------------------------------------------------------------------------------
  Point      m3/min          (degree)C   mg/l      As    Cd     Cu      Fe      Mn      Pb       Zn
-------------------------------------------------------------------------------------------------------
   133        0.05     11.7   37.41    3030.25    17.2  64.6   5.94    1073    76.2    2.01    2266.9
-------------------------------------------------------------------------------------------------------

                              On Going Implementation Work

                              Re circulation toward the Hydro metallurgical Plant to be used at the indium sulfate acid solution neutralization processes. With this operation the zinc dust consumption is reduced and the sodium carbonate is not longer used for indium recovery.

                              To this date re circulation is being done manually using cylinders. However, part of the recirculating system is mechanical consisting of a tank and transportation pumps.

                        o     Acid Solution Code 134

                              This effluent comes form the indium concentrate acid leaching. It is discharged at the Mantaro River.

                     Arithmetic Average March 94 February 95

--------------------------------------------------------------------------------------------------------
 Sampling     Flow      pH     Temp      TSS                         Metals (mg/l)
--------------------------------------------------------------------------------------------------------
  Point      m3/min          (degree)C  mg/l      As     Cd     Cu     Fe      Mn      Pb       Zn
--------------------------------------------------------------------------------------------------------
   134        0.02     2.1    25.81    1183.56    38.9   35.4   5.9     430    150.5   3.26    1170.17
--------------------------------------------------------------------------------------------------------

Source EVAP La Oroya Metallurgical Complex

                              On Going Implementations

                              Effluent re circulation towards the hot acid leaching of the hydro metallurgical plant, this operation has achieved a reduction of the sulfuric acid consumption.
                              Concerning the alkaline washing solution case it is, still pending the mechanical re-circulation installations.

                        o     Floor Cleaning Water - Code 131

                              This effluent was discharged at the Mantaro River. It was collected from the floor cleaning water for the smelter unit and the cadmium casting.

                     Arithmetic Average March 94 February 95

--------------------------------------------------------------------------------------------------------
 Sampling     Flow      pH     Temp      TSS                         Metals (mg/l)
--------------------------------------------------------------------------------------------------------
  Point      m3/min         (degree)C   mg/l      As     Cd     Cu     Fe      Mn      Pb       Zn
--------------------------------------------------------------------------------------------------------
   131        0.07     7.3    16.13    1609.78    2.26   49.8   9.05   10.8    27.17   3.43    2112.77
--------------------------------------------------------------------------------------------------------

Source EVAP La Oroya

                              Implemented Work

                              A container has been set to maintain the cadmium briquettes submerged in water and in this way stops oxidation. Before, the water used to preclude oxidation was discharged into the river. This effluent no longer exists.

                        o     Acid Waters - Code 135 Tributary

                              Principally, it is generated at the cleaning and gas purification stages coming from the zinc concentrates roasting (turbulent bed). They take the grained material and other contaminant metals trapped at the scrubber, generating an acid effluent. Also the discharging tank waters and the Cottrell mist waters were evacuated through this same channel towards the Main Channel No. 1.

                            Acid Effluent Quality (*)

--------------------------------------------------------------------------
  Flow      pH    Temp                    Metals (mg/l)
                          ------------------------------------------------
 m3/min         (degree)C   As      Cd     Cu     Fe      Pb       Zn
--------------------------------------------------------------------------
 10.34     2.16   33.88    0.70    0.06   0.38   5.20    2.60     21.60
--------------------------------------------------------------------------
Source: Sulphuric acid project. March 95

                              Implemented Work

                              As a mitigation measure, an acid water connection has been done form the discharging tank to the stripper, trough the Karabate pump. A second stripper has been installed to work in parallel and reduce the SO2 trapped in the water.

                              Work to be Implemented

                              It will be left as a main channel No. 1 discharge, since the effluent of this channel will be treated with the rest of the Selective Neutralization and Precipitation Treatment Plant effluents.

                        o     Zinc Ferrites de Zinc Effluents Code 137

                              These effluents are originated at the Zinc
                              Ferrites settling tank overflow (Huanchan Deposit) that is discharged at the Mantaro River.

                    Arithmetic Average March 94 - February 95

-------------------------------------------------------------------------------------------------------
 Sampling     Flow      pH     Temp     TSS                        Metals (mg/l)
-------------------------------------------------------------------------------------------------------
  Point      m3/min         (degree)C   mg/l     As      Cd     Cu     Fe       Mn      Pb       Zn
-------------------------------------------------------------------------------------------------------
   137        0.77     5.40   14.67     87.56   0.11    3.30   0.90   1.08    86.59    1.71    2560.89
-------------------------------------------------------------------------------------------------------

                              Form the EVAP preparation up to today some improvements have been achieved at the different circuit stages that are contamination sources for this effluent. The quality has varied as indicated below:

                               June Quality 96 (*)

-------------------------------------------------------------------------------------------------------
 Sampling     Flow      pH     Temp     TSS                        Metals (mg/l)
-------------------------------------------------------------------------------------------------------

  Point      m3/min         (degree)C  mg/l      As      Cd     Cu     Fe       Mn      Pb       Zn
-------------------------------------------------------------------------------------------------------
   137        0.73     6.60   16.00    24.18    0.01    0.38   0.08   0.39    11.00    0.74    165.00
-------------------------------------------------------------------------------------------------------

                              Work to be Implemented

                              The same as the X effluent or the Lime lechada neutralization proposed by the Metallurgical Research Office.

                  Copper Refinery

                  a)    Process Description

                        At the Copper Refinery the blister copper anodes coming from the Copper Smelter are subject to electrolysis process, obtaining refined copper cathodes. This copper is sold as smelted cathodes or as wire bar.

                        The electrolytic is bled of daily separating 30 000 liters/day approximately to maintain the range of impurities required by the process.

                        This solution is saturated by neutralization with iron scarp at the refinery and evaporation to produce copper sulfate with a commercial grade. 75% of the solution returns as electrolyte and the remaining 25% is subject to cementation to recover the copper with iron scarp. The final solution for now is being discharged at Yauli river.

                        The anode mud obtained at the electrolysis stage is treated at the Anode Residues Plant; gold, silver, selenium, tellurium, and bismuth are obtained.

                        Refined copper cathodes obtained at the electrolytic cells after being washed are sent to the Copper Fusion and Casting Section where they are smelted in an ASARCO vertical column furnace and cast in different forms:
                        Wire Bars, Copper Pechos, 5" Ingots, Channels, Casts for Copper turntables.

                        Finally some copper bars are converted to copper wire of 5/16" or 9/16" of diameter.

                  b)    Effluents Management

                        o     Mother Water - Code R 4

                              PROJECT: Copper Refinery Mother Water Treatment

                              Antecedents:

                              The Copper Refinery mother water is a product of bleeding of the electrolyte 30 000 l/d, the house cells, and commercial tanks. It is subject to neutralization, to vapor heat and saturation with copper waste, copper cement, copper oxide and oxidation with air.

                              The product is discharged into the reception tanks and from there to the crystallizer, the crystallizer discharge is subject to a centrifugal to separate the copper sulfate crystals and the mother water solutions. Part of it is re-circulated to the neutralizer and the other is stored at a 22 000 liters tank, which is heated before passing by the copper precipitation tanks, where iron virtua is added to obtain copper cement. The precipitator tank barren solution
                              (7 000 l/d) is finally taken to the Lead Refinery settling tank. Before was used to recover the Lead from the Refinery Discharge Lead Solution. A Lead Refinery electrolytic recovering system has been implemented. (From June 7 1996) It has re circulation inside the operations, the Copper Refinery mother water remains to be treated.

                              The analysis shows the following characteristics:

                                  TABLE No. 32
                           Copper Sulfate Mother Water
                       Chemical Analysis Expressed in g/l

-------------------------------------------------------------------------------
H(2)SO(4)   Cu       Fe/T    Fe(+2)    Fe(+3)    As       Sb       Bi      Ni
-------------------------------------------------------------------------------
  120       53       4.4      2.82      1.58    9.5      0.29     0.079   3.7
-------------------------------------------------------------------------------
Reference: Liquid effluents monitoring, Jan-Dec 95 period
Source: EVAP, La Oroya

                              Studies:

                              Developed by the CENTROMIN Metallurgic Research Department per dilution treatment, solvents extraction, electrodeposition, and neutralization to recover copper. Probed at the pilot plant.

                              Objectives:

                              Recover high grade copper (Grade A), preclude the recycling of copper cement to the smelter (399 t/month), obtain a neutralized solution suitable for recycling and discharge. After recovering the Nickel purify the Raff solution to obtain the final effluent with no impurities. ( After executing precipitation by lime neutralization in two stages)

                              Project Description:

                              It will be re placed by the Copper cementation method using iron virutas, using a treatment constituted by pre dilution /SX-EW / Neutralization.

                              Project Duration

                              One year is estimated for its implementation.

                              Cost:

                              The estimated cost is 500 000. 00 with own resources.

                        o     Alambron Plant - Code R3

                              This effluent originates at the copper wire rolling bars cooling water settling tank overflow.

                  Arithmetic average March 94 - February 95(*)

-------------------------------------------------------------------------------------------
  Flow      pH     Temp     TSS                        Metals (mg/l)
-------------------------------------------------------------------------------------------
 m3/min         (degree)C   mg/l      As      Cd     Cu      Fe      Mn      Pb       Zn
-------------------------------------------------------------------------------------------
  2.23     7.86   17.56    24.82    0.27    0.01   8.17    0.95    0.06    0.23     0.39
-------------------------------------------------------------------------------------------

Source: EVAP, La Oroya

                              Implemented Work

                              The yute tabiques installation for the retention of solid at the settling tank and the total re circulation of the rolling water. With this the effluent that was going form the Alambron Plant to the Yauli river was eliminated. This action also allowed to recover the copper that was lost in a oxide appearance.

                  Lead Refinery

                  a)    Process Description

                        The Bullion Lead produced at the smelter with antimony content (Sb), Bismuth (Bi) and Silver (Ag) is refined by an electrolytic process using a modification of the Betts Method.

                        The corroded anodes are left with not soluble impurities which are attached to its walls Having the electrolyte on them it is necessary to wash them by immersion to recover the electrolyte. The mud is detached with pressure water (130 000 l/d). The pulp is settled and filtered obtaining humid anode mud (12%) which is derived to be treated at the Anode Residue Plant. The discharge solution is re - used in the preparation of reagents for the immersion washing and the pressure washing. The emission of this effluent to the Yauli river has been controlled.

                        After the cathode deposition required period, the cathodes are removed from the deposition washing cells to recover the electrolyte and to be smelted at one of the three 160 tons pans that are heated with oil. The smelted lead is heated up to 450 (degree) C and vigorously shaken with sodium hydroxide (Na OH) to skim the arsenic, antimony, and remaining tin. The refined lead is cast in bars of 46 Kg to be commercialized.

                        The fluorsilicic acid required by the electrolysis process is fabricated making the flour calcium (CaF2) react with the sulfuric acid (H2SO4) to obtain the Fluorhydric acid (HF), which will react with the silica (Si O2) in one reactor.

                  b)    Effluents Management

                        o     Lead Refinery Electrolytic Cells Effluents - Code
                              R1

                              Starting from June 7 of 1996 the Fluorsilicic acid recovering conventional system has been replaced by one that includes a automatic filter "Lerox". The mud anodes that are sent to the Anode Residue Plant to recover valuable metals humidity has diminished. The discharge solution is being used in the preparation of reagents, for the immersion washing and for the pressure washing of corroded anodes. There is no longer an emission of this effluent to the Yauli river.

                  Services and Shops

                  a)    Process Description

                        The metallurgical complex is various plants require workshop participation to develop complementary specialized works such as installations, maintenance, and electric motor repairs, instrument repair, carpenter work, masonry, motorized vehicles, etc.

                        For this purpose there are Instrumental Shops, Structural Shops, Storehouse, Buildings and Land (carpenter and masonry), etc. The effluents that are generated at these shops are coming principally form the hygiene services.

                  b)    Effluents Management

                        o The effluents coming from the storehouse, structural shops and carpentry shop, hygiene services.

                              This effluent is discharged directly to the Mantaro River.

                              o  Implemented Projects

                                 These effluents are collected and treated at a two cameras pilot septic tank before it gets evacuated into the Mantro river.

                                 The analysis results are shown in the following charter:

                   Arithmetic Average April 96 and June 96 (*)

-------------------------------------------------------------------------------------------------------
 Sampling     Flow      pH     Temp     TSS                        Metals (mg/l)
-------------------------------------------------------------------------------------------------------
  Point      m3/min          (degree)C  mg/l      As      Cd     Cu     Fe       Mn      Pb       Zn
-------------------------------------------------------------------------------------------------------
   110        0.31     7.33   15.47    26.54    0.29    0.07   0.13   0.36     0.18    0.17     1.02
-------------------------------------------------------------------------------------------------------

* Source EVAP La Oroya Metallurgical Complex

PROJECT: Smelter Cooling Water Re circulating System

1. Introduction

      Today the water used for cooling the industrial processes at La Oroya smelter is totally discharged at the Mantaro River, through open channels or tubes that flow throughout the smelter industrial installations

      This cooling waters mix in some cases with domestic and industrial effluents, increasing the volume of the polluted water. In other cases the cooling waters are contaminated only by passing through industrial areas due to the presence of dust, solids and gasses.

      To resolve this problem two alternatives have been proposed. The first consists of separating the cooling waters from the industrial effluents and from the sewage waters, constituting an independent system that will discharge into the Mantaro river. The second alternative that we consider much more achievable consists of building a new web to re circulate the water to the Smelter through the Mantaro Pumps.

2. Objective

      o Protect the refrigeration from the contamination sources that exist at the Smelter environment.

      o Recover approximately 2253 gpm, of good quality water, through the re-circulating supplying system using the Mantaro river Pumps.

      o Improve the quality of the water supply coming from the Mantaro pumps to the Smelter comparing them with the river water quality.

      o     Guaranty the water supply to the Smelter in times of freshet.

3. Project Description

      For re circulation, the cooling water will be taken from the different discharge points throughout a hydraulic system by gravity in tubes of different diameters. The water will pass through different industrial zones of bigger discharges and will be conducted to the Mantaro pipes.

      Main Contributors :

-------------------------------------------------------------------------------
        CONTRIBUTORS                                      FLOW (LPS)
-------------------------------------------------------------------------------
Antimony Plant                                                0.5
Agglomeration Plant                                          25.0
Sulfuric Acid Plant(*)                                       25.2
Zinc Roasting FBR and TLR                                    38.8
Crushing and Bolting                                          8.0
Solid Separation Compressor                                   1.8
In Vacuo Flotation Plant                                     20.0
Solid Separation overflow tank pump                           1.3
Rectifiers Silicon A                                          5.1
Rectifiers Silicon B                                          0.6
Zileret Plant iron sponge cooler                              2.6
Rectifiers Silicon C                                          1.8
Oxygen Plant                                                  6.8
-------------------------------------------------------------------------------

TOTAL FLOW                                            142 LPS (2253 GPM)
-------------------------------------------------------------------------------

* To preclude the sulfuric acid from mixing with the cooling water in case of leaking, it has automatic acidity control system in such way that when acid is detected the water will be derived to the main channel.

      It is necessary to indicate that the waters do not require a cooling system due to the web characteristics and to the distribution system that allows the water to reach normal temperatures. This will not be possible in the case that re circulation would be at each plant requiring complicated and costly systems.

4. Technical Specifications

      4.1 Tubes

            The tubes will be made of PVC tubes for the slow traffic zones and of smelted iron for the zones where vehicles, front end loaders, etc. transit.

            The PVC tubes will be class 7.5 rigid type, with 75 meters of maximum water work pressure and traction resistance of 400 to 500 Kg/cm2

            The iron tube will be black type, with an American standard rosca Type ISO-1, schedule 40 and 21 feet long lengths. They will be installed as follows:

-------------------------------------------------------------------------------
PVC TUBES
-------------------------------------------------------------------------------
Diameter (")                  2"        4"         6"        8"        10"
-------------------------------------------------------------------------------
Length (m)                    53        249        133       206       526
-------------------------------------------------------------------------------
IRON TUBES
-------------------------------------------------------------------------------
Diameter (")                  10"       8"         4"        2"
-------------------------------------------------------------------------------
Length (m)                    20        40         30        10
-------------------------------------------------------------------------------

      4.2 Union and Accessories

            The accessory unions Te, elbow unions will be twist type of iron and PVC depending upon the case. At the C and C' stretches following the isometric a 20 meter iron tube will be installed with universal unions twisting type. The rest will be PVC tubes.

      4.3 Ditches

            They are projected on natural land. To install the tubes a drawing and a general re planing of the web will be undertaken, verifying that the tubes have the deepness and grades stated in the maps. The excavation will start when the tubes are at the project. The ditch will be minimum 0.40 meters and maximum 0.70 meters wide. The bottom will be leveled following the tube and hood thickness.

            The excavation excess will be refilled with river cement. The tubes will be covered before setting them in the ditches, removing the ones that have cracks or defects. The hoods will be oriented upwards.

      4.4 Leveling

            The tube leveling will be performed with a topography instrument. At the union it will be checked that the tube surface and the hoods are clean.

            The filling of ditches will be executed after the hydraulic tests are made at the installed tubes, first with selected material (No stones, roots, grass, etc.) continuing with 0.10 meters layers trying not to move the tubes until an altitude of 0.30 over the tube edge, finishing it with material free of stones.

            For tube union stretches that have no hood pre - fabricated unions will be used.

      4.5 Estimated Cost

            Description                                 Cost US $

--------------------------------------------------------------------------------
 Item    Description                                             Cost US$
--------------------------------------------------------------------------------
  100    Preliminary traces                                        5 500
  400    Mechanic Installations                                   32 092
         Sub Total                                                37 592
         Contingencies 10%                                         3 758
         Total                                                    41 350
--------------------------------------------------------------------------------

                          -------------------------------

                                     ANNEXES

                          -------------------------------

      5.4 Soil Impact Control

            The solid residues exposed to the open environment suffer degradation by oxidation and leaching, originated by the rain water. This action dissolves by filtration and infiltration some elements that discharge to the Mantaro River through the underground water.

            To control this effect these projects have been proposed:

            o     Slag deposit Abandonment Study
            o     Zinc Ferrites Deposit Temporary Shut Down
            o     Arsenic Deposit Abandonment Study

            Each of the studies have periodical samples and analysis to verify project quality and guaranty its construction.

            5.4.1. Projects to be Implemented

                  PROJECT: Copper and Lead Slag Management and Disposal

                  1. Introduction

                        In all the copper and lead smelting processes slag is produced. They have a low commercial value due to their very low valuable contents and or the high fusion point required - 1250 (degree) C.

                        At La Oroya metallurgical Complex slag is obtained from the lead vertical furnaces and the reverber furnace. They are in a liquid state at 1 100 (degree)C and 1 200 (degree) C respectively. Slag is rapidly cooled down through water pressure and transported by gravity in "slurry" form, rectangular channels up to a "tolva" battery where liquid - solid separation is undertaken.

                        Slag is deposited at the bottom of the "Tolvas" and sent by cable cars to the "Huanchan" deposit which is 2,2 kilometers away crossing the Mantaro river. This transportation system operated from 1930. Today it is obsolete, having serious operational, maintenance and transferring problems.

                        The water used in granulation is discharged directly to the Mantaro River taking with it fine slag and / or suspended or diluted metals generating a very serious contamination problem.

                        PAMA - La Oroya has considered a study developed by the CENTROMIN S.A. Project Section at a basic engineer level. The study gives a solution to the water generation, recirculation problem and also to the slag transportation problems. In this way the Mantaro river contamination produced by these solids will be stopped.

                  2. Present Situation Analysis

                        Actually the system shows the following situation:

                        2.1 Granulation system:

                        o     Operation Time

                              The reverber slag discharge is not continuous, the normal cycle is usually 4 hours of discharge and then one hour stoppage until it starts again.

                              For the Lead Slag the discharge runs continuously 24 hours.

                        o     Water Quantity

                              At present the water is used in the following quantities:

                              To granulate copper slag: 5 000 gallons per minute.

                              To granulate lead slag: 3 000 gallons per minute.

                        o     Water Characteristics

                              Before granulation the water temperature is in the 10 to 14 (degree) C range depending on the season, after these processes the water reaches 28 (degree) C. The chemical analysis shows lead presence, arsenic, copper, iron and some suspended contents that in some cases are over the Maximum Permissible Levels.

                        o     Vapor

                              The water vapor is product of granulation, it discharges directly to the atmosphere. It must be taken into consideration that the environmental rules do not register emissions, but a stronger control should be expected in the future.

                        2.2 Transportation System

                        o     Equipment

                              The transportation equipment "cable car" dates form 1930. It has been design for 500 t/d production capacity. Its obsolescence creates multiple operational and maintenance problems. Increasing its transportation capacity is not possible due to its design, age and condition.

                        o     Capacity

                              The present system does not allow transportation of 1 100 t/d of slag to the area of "Huanchan". This is not only true because the equipment but also because its limited storage capacity and slag reception tolva retention, that feeds this equipment.

                              The above allows to conclude:

                              - It is necessary to modify the slag management system: generation, transportation and storage.

                              - It must be contemplated in addition to the modifications, a closing plant or stock abandonment as one of the alternatives for the solution of the environmental problems.

                  3. Project Objectives

                        The project pursues the following objectives:

                        o     At the Slag Generation

                              -  Stop more slag waste at the granulation stage.

                              - Re circulate the process water in a closed circuit

                        o     Mantaro River Discharge

                              - Eliminate the discharge to the Mantaro river by having an adequate solid liquid separation.

                              - Eliminate the discharge of contaminated water into the Mantaro river by making possible its re-circulation after achieving its objective at the granulation stage and slag haulage.

                        o     Transportation and Storage

                              Allow transportation of the totality of slag generated and achieving an adequate storage, at Huanchan or some other sector.

                  4. Project Justification

                        The project is justified because it will solve the following problems:

                        o     Liquid Contamination

                              Avoid discharge of contaminated water produced by granulation to the Mantaro river. The water contains solids in suspension and or contaminant ions that are produced when slag is granulated.

                        o     Solid Contamination

                              Avoid the part of the solid slag deposited in the Mantro River by transporting the totality of the quantity produced to a suitable storage site.

                        o     Populated Areas Impact

                              The Mantro river is the main vital sign of the central region as it, supports many valleys. Avoiding its contamination is urgent.

                        o     Lack of Technology

                              The implementation of a modern system will permit:

                              -  Evacuating all the solid slag.

                              -  Re-circulation of granulation water

                              -  Diminished the water consumption.

                  5. Project Description

                     5.1 Characteristics

                        The project considers the acquisition and installation of the following:

                        o     Solid Liquid Separation System

                              The installation of 2 rotator discharged INBA of high technology with a new granulation system that uses one portion of slag water from 10 to 1 in weight. With this project the water will be continuously re circulated avoiding Mantaro river contamination.

                        o     New Transportation System

                              The system will be design to transport 1 400 t/d exceeding significantly covering the present production of 1 100 t/d The solution will consist of the installation of transportation bands, that will allow the transportation of the totality of slag up to the left margin of the Mantaro river to be finally disposed

                        5.2 Investment Budget

                        The work involved for the project implementation has the following details:

         -----------------------------------------------------------------------
                                DESCRIPTION                     AMOUNT US$
         -----------------------------------------------------------------------
         1.0     Solid - Liquid System Water granulation         3 900 000
                 and re circulation
         -----------------------------------------------------------------------
         2.0     Transportation  System                          1 708 000
         -----------------------------------------------------------------------
                                 SUB TOTAL                       5 608 000
         -----------------------------------------------------------------------
                 Contingencies +/- 15 %                            892 000
         -----------------------------------------------------------------------
                                   TOTAL                         6 500 000
         -----------------------------------------------------------------------

                        5.3 Execution Chronogram

                        The project execution schedule estimates that it will require 3 years as follows:

--------------------------------------------------------------------------------
    YEAR                       ACTIVITY                          AMOUNT US $
--------------------------------------------------------------------------------
    1997     Solid Liquid Separation Fabrication                  1 494 000
--------------------------------------------------------------------------------
    1998     Additional Equipment Acquisition Separation          3 362 000
             System Installation
--------------------------------------------------------------------------------
    1999     New Transportation System                            1 644 000
--------------------------------------------------------------------------------
                                TOTAL                             6 500 000
--------------------------------------------------------------------------------

                  6. Mitigation Proposed

                        This project answers the urgent need to reduce substantially the Mantaro River contamination, which at present is created by the slag handling.

                  7. Economic Analysis

                        The project execution does not foresee an immediate economic return, but it is considered it will highly contribute to diminish the environmental impact today present not only at the Mantaro river but also for the central region flora, fauna and human habitat.

                  8. Conclusions

                        The implementation of the present project makes it urgent especially having the following objectives:

                        - Eliminate the Mantaro river contamination created by the solid discharges and contaminated water.

                        - Guaranty the operational continuity of the Copper and Lead Smelter having a modern system of slag management.

            PROJECT: Copper and Lead Deposits Abandonment Study

                  1. Introduction

                        Slag consists of disposable residues obtained at the La Oroya copper and lead smelter processes, which are sent to the Hanchan deposit located 2,2 kilometers from the smelter at the left margin of the Mantaro River.

                        This residues are black and with the texture and size of sand. They are transported to the deposit at an average of 600 tons a day, with the help of the cable cars. Its final disposal is done through bands discharging them "free downfall" forming cones of approximately 70 meters in height.

                        The deposit which has been used from 1930 presently stores 10 million tons of copper and lead slag. It has a remaining a useful life of 7 years.

                        Due to its age, design and type of operation, the deposit does not comply with the environmental control government demands. It does not have the stability safety conditions. This situation originates the Mantaro river contamination, the possible deposit collapse, and the need of having a new storage area due to its limited life time for future abandonment of the deposit.

                        PAMA La Oroya has considered a study that is being developed by RESCAN PERU S.A. at a basic engineer level that will allow to have a solution to the above mentioned problems.

                  2. Present Situation Analysis

                        The deposit presents the following situation:

                        o     Age

                        o The operation has been running for a significant period of time and the big volumes deposited in piles of high altitude present an unsafe situation in respect to stability. There are not geo-technical studies relating to the soil where the deposits are located.

                        o     Storage System

                        o It is very limited due to the "cable car" which is from 1930. It is not capable of transporting all the slag produced. The slag disposal at the place is done through transporting bands, they do not have determined heights.

                        o     Contamination

                        o The nearness of the deposit to the Mantaro Rivier makes the river vulnerable to contamination especially for the following:

                        o The slag water which carries fine slag particles drains naturally gets to the Mantaro river.

                        The escorrenteria water have the same effect as the one mentioned above.

                        Infiltration exists naturally and it is probable that part of this water contributes to the liquid flourishes that show at the river lateral sides.

                        Winds give rise to slag sand migration.

                  3. Project Objective

                        The project will accomplish a slag Huanchan deposit analysis, that will permit design of a closing plan up to the basic engineering level, considering the stability aspects, remaining capacity, liquid and solid contamination, soil recovering and remedy. The site of the new deposit will be also analyzed .

                  4. Project Justification

                        The project must be implemented because the following reasons require immediate attention and constitute the elements that affect the environment. There is also no guaranty of Hanchan deposit stability.

                        o     Contamination

                              It is necessary to minimize the Mantaro River contamination due to the characteristics and magnitude of the deposit. The deposit is the solid and effluent contributors that flow toward the river, especially in rainy season.

                        o     Stability

                              Due to the height reached by the storage piles (more than 70 meters in some cases) it is not possible to guaranty stability and dynamics of the piles in case of overweight or earthquakes. Additionally, there are no geo technical, hydride and or seismic studies. Moreover, it must be considered that La Oroya is considered a high intensity seismic zone.

                        o     Operativity

                              The deposit life time is lower that 10 years. This situation compels the start of studies as soon as possible as well as the work needed in order to close the deposit and build the new one.

                  5. Projected Characteristics

                        5.1 Characteristics

                        The projected closing plan has a variety of measures and engineering work to be executed, so that the total abandonment of the deposit will have the following characteristics:

                        o     Physical Stability

                              Considers the work to be done to and guaranty the deposits stability in case of collapse, pluvial erosion, and environmental erosion in case of reasonable seismic occurrences and extraordinary rain.

                              For this development it has been executed and it is being executed studies related to the following aspects:

                              -  Hydrology and Seismic Activities
                              -  Embankments Stability
                              -  Growing Potential and Remaining Capacity
                              -  Stability against pluvial escorrenteria
                              -  Infiltration Control
                              -  Eolic Erosion Stability

                        o     Effluent Control

                              If it is confirmed that the drainage water escorrentias and the solids pass over the contamination permissible limits, those waters will be conducted to a corresponding treatment tank.

                        o     Environmental Control Measures After Closing

                              This measures correspond to all steps that must be taken to accomplish the effluents stability and control, after closing. This will verify anomalies that must be corrected in time to guaranty the environment conservation.

                        o     New Slag Deposit

                              Define all the implementation works needed for the Cochabamba new deposit. The deposit will be located 9 kilometers from La Oroya on the road to Huancayo. The new deposit will have all the safety and environmental controls required for a safe environment.

                        5.2 Investment Budget

                        The work involved for the project implementation will have the following details:

-------------------------------------------------------------------------------
         DESCRIPTION                      AMOUNT US$          SUB-TOTAL (US$)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
1.0      New Deposit at Cochabamba        2 200 000             2 200 000
-------------------------------------------------------------------------------
2.0      Existent Deposit
-------------------------------------------------------------------------------
  2.1    Protection and Stability Work    2 000 000
-------------------------------------------------------------------------------
  2.2    Complementary Work                 550 000
-------------------------------------------------------------------------------
  2.3    Treatment and Restoration        2 000 000             4 550 000
-------------------------------------------------------------------------------
         Sub total                                              6 750 000
-------------------------------------------------------------------------------
         Contingencies +/- 15%                                  1 000 000
-------------------------------------------------------------------------------
                TOTAL                                           7 750 000
-------------------------------------------------------------------------------

                        5.3 Execution Schedule

                        The execution time table estimated to be 3 years.

-------------------------------------------------------------------------------
   YEAR                      ACTIVITY                            AMOUNT US$
-------------------------------------------------------------------------------
1997       Existing  Deposit, work stability                      1 250 000
-------------------------------------------------------------------------------
1998       New Deposit                                            2 500 000
-------------------------------------------------------------------------------
           New Deposit Protection and Treatment and               2 500 000
           others
-------------------------------------------------------------------------------
1999       Recuperation and Remediation                          1 5000 000
-------------------------------------------------------------------------------
           TOTAL                                                  7 750 000
-------------------------------------------------------------------------------

                  6. Mitigation Proposal

                        The project is the answer to the urgent need to reduce contamination at the Mantaro River and guaranty the deposit stability before any collapses occurs. It will start the closing of the deposit, its restoration and the remediation of the area.

                  7. Economical Analysis

                        The project execution does not foresee an immediate economic return, but it will greatly contribute to reduce the environmental impact presently affecting the area, not only the Mantaro River but also the flora, fauna and human habitat of the Peruvian central region.

                  8. Conclusions

                        The execution of the present project is urgent taking into consideration that it will:

                        - Eliminate the Mantaro River contamination produced by solid discharges and contaminated water.

                        - Guaranty the deposit stability and will assure the continuance of the Copper and Lead Smelter.

                        - Guaranty the deposits stability and the Lead & Copper Smelter continuance of operations, during the its remaining life time.

                        -     Initiate the "Huanchan" deposit closing plan.

            PROJECT: Arsenic Trioxide Abandonment Study and New Deposit Location

                  1. Introduction

                        The copper smelter -La Oroya- operations generate solid residues. Arsenic trioxide is one of the most important solid residues due to its high toxicity for human beings. This residue is a white fine dust (malla - 400) with a high solubility. It was started to be deposited in 1922 at a deposit located 19 kilometers from La Oroya City near the Malpaso hydroelectric. After 25 years of operation the deposit was closed, starting operations the present "Vado" deposit 9 kilometers from La Oroya near to the old airport.

                        This deposit were built under the standards of the time, they do not comply with today's environmental requirements, especially because they are located in alluvial areas very near the Mantaro river. The contamination created is represented by an arsenic concentration increase in the river water. The increase is produced by dissolution, percolation and residual hauling by eolic action over the trioxide present in the Vado area, because the deposit is not covered.

                        PAMA considers a study that is being developed by ADI INTERNATIONAL INC at a basic engineering level. The study will give solutions to the contamination and location problems related to this toxic residue.

                  2. Present Situation Analysis

                        As a result of significant quantities of arsenic in the concentrates that are treated at La Oroya smelter "arsenic trioxide" is produced. This product due to market restrictions regarding its quality and volume is practically impossible to commercialize. Situation that creates an need for storage space, the residue is being stored at the old Malpaso deposit. This deposit is not operating these days, it contains 40 000 tons of residue covered with material that is found at the surroundings areas such as stones and clay. The present operative deposit is Vado deposit which contains 150 000 tons, it is an open deposit exposed to rain and wind action.

                        The environment is being affected by these deposits. The Mantaro river and the areas around it are being polluted with consequences that could be highly dangerous not only for the flora and fauna but also for the human beings. Arsenic trioxide is considered a "poison solid". This situation makes the engineering studies imperative in order to have solutions at an international level that will allow us to solve the abandonment problems and the build the new deposits.

                  3. Project Objectives

                        Developing the engineering studies, for the Malpaso and Vado deposits abandonment as well as for the construction of a new deposit at the old airport area, allowing the implementation of solutions at an international level. These studies will consider hydro geological geo technical conditions at the areas of interest. This project will observe PAMA requirements .

                  4. Project Justification

                        The development of this project is highly urgent given the environmental contamination characteristics in areas around the Mantaro River. Due to the river contamination the health and life of the population is at risk, as is the case of Pacha town.

                  5. Project Description

                        After the analyzing different solution alternatives available from a technical economic point of view, it was determined to use solutions that will be in accordance to The Environmental Protection Agency of the United States (EPA) and the Environmental Ministry Canadian Counsel. (CCME).

                        5.1 Characteristics

                              Malpaso Deposit

                              The system consists in covering all the stored residues with a double water proof covering, a geo-textile coat for the upper part and a membrane for the lower part. It will have some additional clay coats and sand for protection as well as a drainage system.

                              First the site and platform will be pre
                              conditioned. An open cell will be built at the upper part where the residues will be placed for a final seal. To start the solution implementation a transitory zone must be arranged where part of the residues that will be placed in the cell will be removed. The cell after it is sealed and covered with the material we have already specified will be under ground, the area esthetics will be intact.

                              Vado Deposit

                              The capsulate work will be similar to the one at the Malpaso deposit. It could have as a temporary zone at the new deposit. This work can also be executed in modules.

                              New Deposit

                              At the old airport and with the same capsulate modules technique as in the cases detailed above an area will be determined and the work will start for the cells production. The production of arsenic trioxide is 4 000 tons a year ,the projected area for the new production will be for a final volume of 50 000 m3 having a life time of 25 years.

                              Remedial Action

                              The old deposits area after the work is completed will have a natural appearance, similar to the surroundings. The project considers the total remediation of the affected areas.

                        5.2 Investment Budget

                              The works involved for the project implementation will have the following details:

------------------------------------------------------------------------------
                 DESCRIPTION                                   AMOUNT US$
------------------------------------------------------------------------------
 1.0       Malpaso deposit Shut Off                             2 800 000
------------------------------------------------------------------------------
 2.0       Vado Deposit Shut Off                                4 800 000
------------------------------------------------------------------------------
*3.0       New Deposit                                          1 750 000
------------------------------------------------------------------------------
                            SUB TOTAL                           9 350 000
------------------------------------------------------------------------------
           CONTINGENCIES +/- 15%                                1 350 000
------------------------------------------------------------------------------
                              TOTAL                            10 700 000
------------------------------------------------------------------------------

* Amount to be invested in a 10 year operation period.

                        5.3 Execution Schedule

                              The project execution schedule will require five 5 years under the following details:

--------------------------------------------------------------------------------
 YEAR             ACTIVITY                AMOUNT US$           SUB TOTAL US$
--------------------------------------------------------------------------------
 1997     Malpaso Deposit                  2 600 000             2 600 000
--------------------------------------------------------------------------------
 1998     New Deposit                      2 000 000
--------------------------------------------------------------------------------
          Malpaso and Vado deposits        2 600 000             4 600 000
          (cont)
--------------------------------------------------------------------------------
 1999     Vado (cont.)                     2 000 000             2 000 000
--------------------------------------------------------------------------------
 2000     Vado (cont.)                     1 000 000             1 000 000
--------------------------------------------------------------------------------
 2001     Complementary Works                500 000               500 000
--------------------------------------------------------------------------------
          TOTAL                                                 10 700 000
--------------------------------------------------------------------------------

                  6. Proposed Mitigation

                        The proposed solution will solve the contamination problem, abandoning the existing deposits using the latest technology and building the new deposit that will meet the required guaranties.

                  7. Economic Analysis

                        The project characteristics with which the old contamination problems will be solved are not directly related to the present production process, not allowing an economic quantification for its profitability. But an ecology contribution can be stated, meaning a positive contribution to La Oroya city and its surroundings.

                  8. Conclusions and Recommendations

                        The project will solve the arsenic trioxide contamination problems completely and with modern technology, liberating the Malpaso and

                        Vado storage deposits.

                        The project has been designed to be executed in stages which could start working independently.

                        It will be essential before starting the pertinent work to make arrangements with the local authorities and government with the objective of taking the necessary safety steps preventing in this way problems with the people and the on going capsulate individual works.

            PROJECT : Leaching Zinc Residues Temporary Closing Plan

                  1. Introduction

                        The refined zinc is obtained from the sulphurated concentrates at La Oroya Metallurgical Complex. It is obtained by using the Electrolytic Method which uses only one leaching stage named "Neutral". This is different form all other plants in the world where two or three additional and much more energetic stages are used. Under this condition the zinc dissolution starting from the calcines are limited to the zinc oxide, leaving the zinc ferrites as the big residue component evacuated at this stage. The presence of the zinc ferrites is due to iron contents in the concentrates that are processed in Paragsha and Mahr Tunnel and naturally inherent to the mineral deposits mineralogy where they come from.

                        The lack of technology that will allow an economic benefit of the zinc residues neutral leaching (RLNZ) have required storing them in fields at the Huanchan area. Starting from the 50 `s the totality of the generated residues were sent to the deposit. Although from 1968 with the implementation of the pilot plant for the treatment of 50 th/d of RLNZ only 70% of the RLNZ produced were sent to Hanchan. At present Huanchan has 1 240 000 tons of RLNZ stored using for transportation a pulp pumping system because it is the most practical and economic.

                        Due to the years of operation, the type of residues (containing high value metallic elements), the Mantaro river contamination and the deposition tanks stability it is compelling to make a study that will consider the most important factors such as: First, the one related to the zinc ferrites treatment feasibility; and Second, the deposit temporary closing and final shut off, with the objective of guaranteeing its stability and minimizing contamination that might be generated.

                        Under this project two studies are been executed:

                        The deposit's temporary closing plan given to Rescan Peu S.A will be developed to a basic level of engineering.

                  2. Present Situation Analysis

                        The source of contamination is the zinc sulfate presence at the pulp water phase that is sent to Huanchan (at present it has 1 g/l zinc level but in the past they reached 5 g/l). It is drained to the Mantaro river after a natural settling of residues. The solution registers solids in suspension. Part of the zinc sulfate remains at this place while the RLNZ humidity crystallizes. It dries with the residues and re-dissolves by rain action. It is then carried by eolic effect into the Mantaro river.

                        This operation has compelled to elevate the dike contention walls at the storage tanks which has created a collapse risk in case of a seismic event or other disaster. Up to this date, tanks 1 and 2 have reached 6 meters and tanks 3- 4 reached 11 meters over the natural landscape. At the deposit at the Mantaro left lateral side numerous eroded carcavas by pipe discharges coming from the decanting tanks and filtration of undetermined origin.

                        At present, there are no stability studies. It has not been defined the origin of the filtration phenomena, to see if they come exclusively from the Ferrites tanks or they are a combination with the ones coming from the adjacent slag deposit. In light of this situation, while the studies are made and the economic reprocessing of the RLNZ technology is implemented a temporary closing for these deposits is considered.

                  3. Project Objective

                        The objective is to have a feasibility study that will permit an estimate of the RLNZ reprocess pre selected technology applicability and its profitability. If the project is viable, after its implementations at an industrial level, contamination will be eliminated by making zinc ferrites part of the new process; with a much lower residue generation in a stable phase.

                        The ferrites deposit temporary closing plan study research is at present in execution and will allow a static stability and a tank dynamic analysis, the determination of the Mantaro river contamination and the definition of work, installations and equipment necessary to conclude successfully the temporary deposits closing, besides having the possibility of treating in the future the stored ferrites.

                  4. Project Justification

                        The liquid and solid contamination that the soluble salts and RLNZ generate is worsened by the deposits location at the Mantaro river shores. The dike connecting system and the eolic wind action make it necessary to guarantee the deposits stability in case of climatic factors that could affect them.

                        On the other hand, the value of the high metallic contents such as Zn, Ag, and Cu make it necessary to study the possibility of reprocessing.

                  5. Project Description

                        5.1 Characteristics

                        o     RLNZ Reprocess

                              As a possible additional investment the project considers RLNZ benefit using the "Lanza Sumergida" technology. This technology has an Australian patent, property of AUSMELT LIMITED enterprise, same company that is elaborating the feasibility study.

                              The reprocessing plant is being projected for 480 tons/day of treatment capacity and it must be capable of processing the residue generated by the current operation and part of the residue already deposited at Huanchan. In such a way that in 10 years the residues would be totally consumed and this source of contamination will be eliminated.

                              This technology is in a commercial implementation process, its possible investment has not been considered in this PAMA.

                        o     Temporary Closing Plan

                              The second part is planned as a deposit temporary closing. It is constituted actually by 6 tanks (1, 1A, 2, 2A, 3, and 4) comprising a group of measures and engineering works that must be executed in brevity with the aim of mitigating the environment impact and guaranteeing the tanks's stability. The plan's most relevant characteristic is that failing the technical and economical feasibility of the Zn ferrites treatment the closing solution will be final, having the future possibility of recovering the valuable contents, especially zinc.

                        5.2 Investment Budget

                        According to the estimated investment amounts given by the consulting firms that are making the studies. The following figures are presented

                        o     RLNZ Reprocessing

                              For the Implementation of this system the following investment is estimated:

--------------------------------------------------------------------------------
                      Description                                  Amount US $
--------------------------------------------------------------------------------
  1.0    Facilities Construction for the AUSMELT Equipment         15 000 000
         installation.
--------------------------------------------------------------------------------
  2.0    Mechanical, Electric and control installations.           15 000 000
--------------------------------------------------------------------------------
  3.0    AUSMELT Equipment                                         48 500 000
--------------------------------------------------------------------------------
  4.0    Complementary works                                          500 000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               SUBTOTAL                            52 000 000
--------------------------------------------------------------------------------
         CONTINGENCIES 15%                                          8 000 000
--------------------------------------------------------------------------------
                                TOTAL                              60 000 000
--------------------------------------------------------------------------------

                        o     Temporary Closing Plan

                              This plan corresponds to the following activities:

-------------------------------------------------------------------------------
                  Description                                   Amount US $
-------------------------------------------------------------------------------
  1.0    Detailed Engineering                                     160 000
-------------------------------------------------------------------------------
  2.0    Embankment Foot Wall Construction                      2 570 000
-------------------------------------------------------------------------------
  3.0    Geo membrane Water proof
-------------------------------------------------------------------------------
  3.1    Tank No. 1 and No. 2                                      40 000
-------------------------------------------------------------------------------
  3.2    Tank No. 3 and No. 4 (the 4th year)                      140 000
-------------------------------------------------------------------------------
  4.0    Gravel Coating for Drainage
-------------------------------------------------------------------------------
  4.1    Tank No. 1 and No. 2                                     160 000
-------------------------------------------------------------------------------
  4.2    Tank No. 3 and No. 4                                     400 000
-------------------------------------------------------------------------------
  5.0    Conduction Channel towards the Settling and              116 000
         Treatment Tank
-------------------------------------------------------------------------------
  6.0    Settling Tank and/or Treatment Escorrentia1               12 500
         Water
-------------------------------------------------------------------------------
  7.0    Defense Walls for the River Margins                      216 000
-------------------------------------------------------------------------------
  8.0    Effluents and Filtration Capturing Boxes                   5 000
-------------------------------------------------------------------------------
  9.0    Effluents and Filtration Conducting Pipes                480 000
-------------------------------------------------------------------------------
   10    Effluents and Filtration Treatment Tank                   12 500
-------------------------------------------------------------------------------
   11    Soil Restoration                                         400 000
-------------------------------------------------------------------------------
                            SUBTOTAL                            4 712 000
-------------------------------------------------------------------------------
         CONTINGENCIES                                            888 000
-------------------------------------------------------------------------------
                             TOTAL                              5 600 000
-------------------------------------------------------------------------------

                        5.3 Execution Schedule

                        o 2 years are estimated for the RLNZ reprocessing, most of the time will be for the AUSMELT system which will take approximately one year.

                        o For the temporary closing plan 7 months are estimated, except for the soil recovery that could take one to two years.

                  6. Mitigation Proposal

                        It is fundamentally oriented to prevent contamination problems from the residues at the Mantaro river and to guarantee the storage tanks's stability in case of possible collapses, assuring by this the future use of the Ferrites.

                  7. Economic Analysis

                        o Temporary closing is not profitable, but its costs can be covered if the resutls show that the AUSMELT or other reprocessing technology offers economic advantage.

                        o The reprocessing alternative is based on the fact that the value contained in the RLNZ at market price reaches US$ 350/Ton of dry residue, having a processing cost of US$ 65/Ton of RLNZ +-30% and the capital costs of US$ 60 MM +/- 30%. Additionally, for a 10 year project lifetime period no longer than 4 years for capital recovery is expected.

                  8. Conclusion and Recommendation

                        In conclusion, based upon the above, the Closing Plan will be executed in conformity with basic Engineering studies done by Rascan Peru S.A. consulting firm having a timing and definitive character depending upon the AUSMELT LIMITED feasibility study for the zinc residues neutral leaching reprocessing as a part of the present La Oroya Zinc Refinery.

                        Finally, it is recommended that the execution of the pertinent studies and economic resources achievement should be expedited, in order to accomplish the temporary or definite closing according to the reprocessing feasibility of the huanchan zinc ferrites.

      5.5 Air Quality - Area Affected by the Fumes
            (Erosion control - Sedimentation)

            The soils around the smelter's fume damaged area have suffered erosion action and the mineral elements have been washed by the rain.

            If rehabilitation is done through reforestation, it only can be accomplished by increasing the organic material.

            Additionally, it is necessary to use diverse techniques that will stop soil deterioration and help the spontaneous recovery as at it has been observed in the Huaynacancha area by the use of :

            Dike construction, carcavas modification and terraces construction.

            5.5.1 Fume Affected Areas Study

                  The affected area has not had a spectacular recovery compared with the one that it had between 1941 and 1971 (from 14 190 Ha to 4 170 Ha.) registering from that date to January 1996 an improvement of 3 829 Ha.

                  The higher soil recovery time corresponds to the time that electrostatic precipitator implementations and improvements in the process was done, which had a rapid response on the limits of its actions. The recoveries up to 1971 have not had notable effects, passing the stated limits.

                  It is not possible to ignore that the presence of vegetation at the nucleus of contamination is showing a slow spontaneous recovery which is much more observable in areas where reforestation has been accomplished. This is to show that recovery is going slowly, but going.

                  The current recovery of the Vieja Huaynacancha area is good in respect to its condition in 1971, At that time no plant life was showing. Today a nice landscape with abundant plant life can be appreciated. Some other extended areas have a more limited recovery. On the had , bird are present and wild animals such as "jilgueros," "gorriones," "zorzales," ducks, and "huachuas" as well as vicuna herds induce us to think that the evacuated fumes are not as damaging as the ones in the past.

                  There are extended, areas, where some work to recover vegetation can be experimented with. In some other areas soil can be broken to facilitate the absorption and retention of the pluvial waters and to prepare the soil for the natural dispersion of seeds. This is based on what has been observed at the differential zones where soil movement took place and where spontaneous covering was produced. Also reforestation must be not only at the embankments and at the bottom of the carcavas but also at the slopes that are abundant at the Hauynacancha zone. Plants of "doble repique" that are much more developed and strong should be used so survival is assured.

                  It is possible to stop the formation of new carcavas and that the ones that already exist to stop growing by using adequate work described at the above paragraphs and populating the big cuenca de las carcavas with native or imported herbaceous vegetation, trees, and bushes with the objective of covering the nude areas and to stop erosion.

                  At the slopes in front of the smelter it is possible to recover the natural cover with crops or some trees, since the soil analysis is favorable in its characterization and composition. All this will take time and investment that is shown in Table No. 5.

            5.5.2. Environmental Impact Study

                  Introduction

                  The present study was given by CENTROMIN PERU S.A. to the Empresa de Servicios Ecologicos S.A. with the aim of developing a model for the dispersion of gases emitted by la Oroya smelter stack. The most important objective of the study is to analyze the different alternatives that will modify the main stack and reduce its high SO2 emissions.

                  The visit to the metallurgical complex allowed us to observe the significant impact in the nearby areas coming from the pluma de gases emitted by the tack. At the same time the gases's impact at the smelter and adjacent areas was not higher. However, it also was observed that not only the smelter but also la Oroya city are seriously affected by gaseous emission coming from other sources inside the smelter (fugitive emissions and the ones coming from the secondary stacks).

                  The advantage given by the stack height has been transporting the pluma of gases outside the smelter and city, which receive the impact coming out of the other sources of contamination.

                  Gaseous Emissions Monitoring Data and Applicable Norms

                  The monitoring data obtained related to gaseous emissions and the metallurgical complex air quality indicate clearly that the quality air norms and contaminant emission rules have been exceeded. It is required to implement measures and strategies to resolve this problem. The modifications at the stack will serve to approach the problems related to the air quality standards.

                  Dispersion Model

                  A dispersion model was used to compare the dispersion of the emissions coming from the main stack with the dispersion of various alternatives such as: a higher stack, a new stack located higher, a higher speed for the gasses' exit, a higher volume of gases emitted. A numerical model known as the ISC-3 (Industrial Source Complex Model version 3) was used. This model was developed by the Environmental Protection Agency of the United States of America (EPA) it is commonly used to model the dispersions at industrial complexes.

                  Among the aspects incorporated to the model the stack dimensions and operational parameters, topographic information and meteorological data

                  The model shows contaminants concentration predictions for the specific reception points adjacent to the source of contamination under model. In this case the model was prepared to give results for a soil level reception instruments web, based on what concentration level charts will be elaborated.

                  The model is capable of showing information about the contamination concentration based in average time series
                  (1 hour, 8 hours, 25 hours and 1 year). It has only being predicted maximum concentrations for 1 hour. The model ISC-3 takes into consideration some topographic effects, but in a limited manner. It wont be useful to use sophisticated models that take in consideration this effects if their is not also additional meteorological information.

                  With the aim of predicting the maximum concentration in 1 hour a meteorological special file needed to be created which also had to be able to create a highly unstable atmosphere (ISC -3 first stability category), slow winds speed (2m/s) and wind direction from 1 (degree) to 360 (degree) North with 1 (degree) increasing. As was mentioned above it was estimated that this conditions would produced a worse scenario for the main stack emissions impact on the land receptors.

                  The mix layer deepness was different for the preliminary models, this was to be able to determine the value for the worse of the cases. The mix layer is that atmospheric layer over the soil surface were the turbulent contaminant mix took place. Over the layer the atmosphere is stratified in a stable state and the turbulence is taken. In clear days, at sun rise the mix layer is shallow becoming deep as the day passes by. In the afternoon it is replaced by a inversion stable layer.

                  The layer deepness is normally determine by information given by balloons or by using meteorological information of a higher altitude. This information was available during the execution of this project. It was found that the mix layer deepness for the main stack in unstable conditions, in the worse case scenario is in a range of 1 000 to 1300 m.

                  The ISC - 3 automatically calculated the pluma de gasses raise under bad atmospheric conditions taking as a base the stack operative parameters. The pluma de gases raise was consistent with the visual information done at the smelter. The final pluma de gases raise was calculated approximately 1 200 m over the ground under bad meteorological conditions ( moderate wind and unstable atmosphere) The distance from the stack to the pluma de gases reaches a height of 1 700 meters.

                  Under inversion stable conditions the ICS - 3 calculates a final pluma de gases of approximately 350 m to 400 m above soil level, this is obtained almost directly above the stack.

                  Results and Discussion

                  a)    Main Stack

                        In general, the dispersion model produces reasonable results in comparison with the environment monitoring data. This is shown in Table No. 5.3. The only exemption is the one at the Labor Union where the model underestimated in a significant manner the impacts. This location, however, is very close to the smelter operations and it is strongly impacted by the SO2 fugitive emissions coming from sources that were not addressed in this study.

                                  TABLE NO. 5.3
                     Maximum Concentration of 1 hour for SO2

--------------------------------------------------------------------------------
                                    Model                Monitoring Data

Monitoring Station                 Result            1995              1996
--------------------------------------------------------------------------------
Hotel Inca                          3 249            2 230            1 241
--------------------------------------------------------------------------------
Cushurupampa                        2 447            1 848            2 000
--------------------------------------------------------------------------------
Labor Union                           266            2 477            2 000
--------------------------------------------------------------------------------
Casaracra                             928            1 780            1 520
--------------------------------------------------------------------------------

                        High levels of SO2 can be presented at points far away from the smelter. Graphic 5 shows the main stack impact ample magnitude. In some areas the short term
                        SO2 concentrations that are superior to 1 000 mg/m3 are considered excessive. In Canada for example the maximum acceptable average level for one hour is 900 mg/m3 and in The United States the standard maximum concentration for 3 hours is 1 300 mg/m3 . The estimates that are indicated in Graphic 5 indicate that concentrations superior to 1000 mg/m3 could be present in a 9 kilometers radius at the smelter surroundings and under the worse meteorological conditions.

                        The significant modifications to the main stack will produce a very small improvement in reducing the contaminants concentration at the ground level. This result points out the need to implement emission reduction strategies in addition to the changes to the main stack. The following modifications to the main stack were considered:

                        o Double the flow that comes out of the stack by inducing dilution air at the base.

                        o Reduce in a 30% the extreme diameter to double in this way the exit speed.

                        o Increase the stack altitude from 167 meters from the ground level to 284 meters and 400 meters over the ground level.

                        o Maintaining the actual stack altitude transporting it to 875 meters west from the present location were the soil has a higher elevation approximately 3 meters ( for example 4 050 meters above see level in contrast with 3 700 meters)

                        The results of these simulations are summarized in Table No. 5.4 The less effective measure is transporting of the stack to the higher elevation place. The increase of the pluma de gasses will be too short. The estimated gas concentration in the worse case will only decrease by 20% at the Hotel Inca and Cushurupamapa Stations. These stations are approximately 5% higher than the Huanchan Station. This concentration level significantly increases at the Labor Union Station which is located at Mayupampa. This place receives a direct impact from the emitted gasses, it is not passed by the pluma de gases.

                                  TABLE No. 5.4
        RESULTS OF THE SIMULATION FOR THE STACK MODIFICATION ALTERNATIVES
                      Maximum Concentration of SO2 per hour

--------------------------------------------------------------------------------
                                             Diameter
Monitoring Station    Actual    Mass flow   reduction at  284 m   400 m    Moved
                       Stack   duplication   Stack end    Stack   Stack    Stack
--------------------------------------------------------------------------------
Hotel Inca              3 249       2 522       2 599     2 529    2 482   2 553
--------------------------------------------------------------------------------
Cushurupampa            2 447       1 924       1 958     1 896    1 858   2 033
--------------------------------------------------------------------------------
Sindicato de Obreros      266          97         215        83       28   4 113
--------------------------------------------------------------------------------
Huanchan                3 249       2 522       2 599     2 529    2 483   3 405
--------------------------------------------------------------------------------
Casaracra                 928         741         743       717      700     885
--------------------------------------------------------------------------------

                        The other proposed modifications produce a 20% concentration reduction for 1 hour maximum. Considering all the changes to the Stack this reduction is not significant. Furthermore, the concentration level prognosticated continues maintaining a level much higher than the one established (1 000 mg/m3).

                        The Graphics 6 and 7 show SO2 concentration levels for one hour maximum for when the main stack is moved and for its extreme reduction in 30%. These levels can be compared with the ones in Graphic 5 to gain a general idea of the effects that the modifications at the main stack will produce.

                        The main stack transportation to a higher place (Graphic
                        6) produces some reduction around the smelter, but still the concentrations are higher than 1000 mg /m3 in a ration of 9 kilometers. The stack's diameter reduction by 30% produces a general reduction of the concentration at ground levels as a result that 1000 mg/m3 concentration extends only to 7 kilometers.

                  b)    Fugitive Emissions

                        Even though this study had the objective of examining the main stack gas emissions, at the beginning of the study it was evident that the fugitive emissions were an important source of contamination and of the low quality of the La Oroya smelters air. The mathematical model E. regarding air dispersion indicates that the main stack emissions do not affect in a significant manner the monitoring station located at the Labor Union, which is located 800 meters from the smelter. However from the results at the 5 monitoring stations this one presents the second highest SO2 concentration in one hour for the 1995 year, having a range of 2 477 mg/m3.

                        The results suggest that the contamination source in this case comes from the fugitive gases. Clearly, it can be observed that the Copper Converters and the Coke Plant are the principal sources of contamination, although these are only two of the number of emission sources that are at the smelter. The corresponding stack heights for the most part are producing very little fumigation effect over the nearby buildings. The local meteorological information indicates that clam winds are present 40% of the time, which means that the fugitive emissions tend to remain at the surrounding areas. An additional study of the emissions sources is required to be able to evaluate the contamination local impact.

                        A detailed analysis of the fugitive emissions is necessary to identify the sources, take measures and develop contamination control appropriate strategies.

                  Conclusions and Recommendations

                  o It requires a significant reduction of the gas emission as well as the SO2 concentration levels in all the monitoring points located inside the smelter with the objective of complying with the maximum permissible limits that the Peruvian law and the World Bank establishes. It will be necessary to implement strategies that are directed to reduce the emission volumes to be able to reach the established standards. The modification that can be done at the main stack will only have an impact on the air quality standards, but not on the contaminants emission standards.

                  o Due to the complex topography and to the limited meteorological information only approximate predictions for the hourly contamination emitted by the main stack are possible. The simulations accomplished related to the main stack modifications indicate that a small improvement of the contamination levels will be obtained. This result re-enforces the need to put into practice emission reduction strategies probably in combination with the main stack modification.

                  o The implementation of a Supplementary Control System will allow the smelter to use in line meteorological information, as well as some diverse models that will allow prediction of local atmospheric conditions that could result in excessive contamination levels. It will also be possible to predict potential sources of significant levels of contaminants (if they come from the main stack or from fugitive emissions) which will depend on the climate conditions. Appropriate measures could be taken to reduce some emissions until more favorable climate conditions occur.

                  o A detailed evaluation of the smelter contamination sources must be done and the use of adequate control technology such as filters ( Bag House) and scrubers must be adopted. Many of the emission sources could be connected through the main stack ducts. A dispersion model and the use of a scale model of the Metallurgical Complex in the wind tunnel will be extremely useful to identify the emission sources, prioritize intervention activities and adequate control. The wind tunnel allows simulation of the complex and the wind behavior topography as well as the gaseous emissions.

      5.6 Public Heath (Sewage and Garbage)

            PROJECT : Sewage Water and La Oroya Garabage Disposal

            1. Introduction

                  The sewage water treatment and the garbage disposal at the CENTROMIN housing areas in La Oroya is a service that is assumed by the Company.

                  This service is for a population of 18 000 people that are located around the Yauli and Mantaro rivers. It is made in a similar manner as the rest of the region, which is not in accordance with the health norms and requirements, and does not take in consideration environmental issues to be considered by these services.

                  For this reason the Environmental Program for La Oroya considered this study. The project was developed by the firm AQUA PLAN INGENIEROS SCRL up to the engineering level, the same that was finished in May 1995.

                  The work exceeds what will be CENTROMIN SA investment responsibility. The privatization plan only considers housing installations at the Mantaro river shore. In such situation this report only refers to a future responsibility.

            2. Present Situation Analysis

                  The Centromin Housing sewage system along the Mantaro river constitutes a web that allows to connect the totality of the sewage waters and escorrentia. It is in a good condition, but it discharges directly to the Mantaro river.

                  This discharge with no treatment is one of the river's contaminants.

                  In relation to the garbage pick up it is accomplished by a compactor truck, which does not have the necessary capacity to pick up 9 additional kilometers up to the pouring point.

                  At the garbage disposal area, the garbage is set with no sanitary filling technique, this situation gets complicated because the deposit is located at the left margin of the river close to the water. It constitutes an additional point of contamination.

                  It is necessary to correct the systems technical deficiencies, installing sewage water treatment plants and the construction of a sanitary fill that will guaranty an environmental cleaning.

            3. Project Objective

                  The development of engineering studies up to the detail level, that will allow treatment of the sewage waters and the Centromin housing garbage disposal to prevent contamination of the Mantaro river and comply with the requirements established by the government.

            4. Project Justification

                  This project of environmental cleaning is urgent due to the impoverishment of the basic services for the population in general and in particular due to the sewage and garbage problems of this production unit. The solution of this problem is framed by the environmental problem with the objective of obtaining a sustainable development having an ecological equilibrium among men, nature and production.

            5. Project Description

                  After the solution alternatives been analyzed, from a technical - economical point of view for the sewage water case, a treatment alternative will be 2 mud plants activated using the aereacion extended method. For the garbage disposal the sanitary fill solution will be adopted using the trinchera method, which will be in accordance to the Health Ministry (DIGESA)

                  -  Characteristics

                     a) Sewage Water Treatment

                        For this treatment 2 plants have been considered. They will be located along the Mantaro river, one at the Chulec zone and the other one in front of the Hotel Inca zone (Sudete zone)

                        The project considers also intersection lines, conduction line and the collection of the sewage waters towards the treatment plant. Due to the topographic characteristics of the area it will be necessary to install pumping station.

                        After the treatment, which uses biological processes, a discharge flow of 30 ppm of BOD and 40 ppm of suspended solids will be obtained.

                        o     Chulec Plant

                        The installation will have a treatment capacity of 12.5 liters / seg. Located at the right margin of the Mantaro river at the area named Parque Lavaropa. Its area of influnce are the sectors of: Mayupampa, Chupamapa, Tortilla and Chulec.

                        The treatment considers the following processes:

                        Taking the Sand Out:

                        In this treatment the sewage waters are pushed by a pumping station and conducted to a sand remover channel which is made of concrete. At this point using the differential segmentation principle, sedimentation of the sand will be produced and the organic solids will be in suspension which will be crushed.

                        Aeration:

                        In this treatment the organic material is directed by aerobic microorganisms that are contained at the re circulated mud. This process is done in a concrete tank of 12.0m x 24.0m x 4.0 m with two aerators (2HP) to transfer to the liquid mass 5.80 lbs/hr of oxygen.

                        Decant Process:

                        It has the aim of separating the solids from the liquids. The tank to be used will be of concrete 16.60m by 3.00 m with retention period of 4 hours and a maximum surface rate of 30 gal/p2/hr. It will have a mechanical cleaning system.

                        Drying:

                        This process will be done in 2 concrete drying beds of 4.00m by 1.00 meters were the mud excess will be dried in a accelerated manner by filters, the excess of liquid will be returned by pumping.

                        Control:

                        This activity is done in a laboratory that has an area of 6.00 m by 6.00 where the BDO, SS, pH, Dissolve Oxygen, SVI (volatile solids) and NMP ( number of fecal colliforms) are determined on daily basis.

                        o     Sudete Plant

                        This installation has a treatment capacity of 18.0 liters / seg. Located at the recreational area of Sudete in front Inca Hotel. Its area of influence is: Amachay, Hidro, Railway, hotels and Sudete.

                        The treatment considers the same processes as the one indicated for the Chulec Plant with the following Physical Characteristics:

                        Sand Taking:

                        In a concrete channel of 13.60 meters long with a manual cleaning system, its measuring system is Parshall type and it has a solid crusher.

                        Aeration:

                        In a concrete tank that has a trapezoid shape with an area of 390 m2 and a deepness of 4.60 m, with 2 aerators (3.5 HP) to transfer to the liquid mass of 6.80 pounds and hour of oxygen.

                        Decant Process:

                        Having two concrete twin tanks of 24,00 m by 3,80 m by 400 meters each one, with a retention period of 4 hours and a surface cup of 30 gallons / p2 / hour maximum. Each one will have a mechanical mud cleaning system. The mud obtained will be pumped to the aereacion tank.

                        Drying:

                        This process does not take place at this plant.

                        Control:

                        Activity that is done at a laboratory that has an area of 6:00 meters by

                        6.00 meters, where values for BDO, SS, pH, Dissolved Oxygen, SVI (volatile solids) and NMO ( probable number of fecal collifroms) are determine daily.

                        o     Pumping Stations:

                              Due to topographic stations, the system will have 3 pumping stations; two for Chulec and one for Sudete.

                  b)    Garbage Disposal

                        The solution selected corresponds to one of a residues final disposal plant, that uses the Sanitary Filling method. The plant is located at the Cochabamba zone at the area that the disposal is made today, having a useful area of 2.5 hectares.

                        o     Cells

                              It will have modules conformed by cells Trichera type of 5.00 meters wide and 3.00 meters height with variable lengths according to the area conformation. This cells will be waterproof at the bottom with a geo textile and a geo membrane Gundle. The garbage setting will be done in layers of 0.20 to 0.30 meters spread and compacted by a tractor; when this is accomplished it will be covered by a soil layer of 0.40 meters that will be also compacted. It has been also considered a stack ventilation for the gasses, drainage and liquid entrapment as well as septic tanks.

                        o     Complementary Work

                              It is been projected to build garages, control booth, offices and a fence.

                        o     Equipment

                              Two compacting trucks that will collect the garbage (16 cubic yards)
                              Two Caterpillar D4 and D6
                              Tank car with a hose and aspersion device.
                              Pump for the rain water.

                  -     Investment Budget

                        The treatment project for the sewage water and the garbage disposal will require the execution of the following items and the amount required is also included. Regarding equipment the acquisition of two trucks is required.

--------------------------------------------------------------------------------
                DESCRIPTION                     AMOUNT US$        SUB TOTAL US$
--------------------------------------------------------------------------------
1.1     Interception and conduction work          425 000            425 000
--------------------------------------------------------------------------------
1.2     Treatment Plants
--------------------------------------------------------------------------------
        - Chulec                                1 100 000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        - Sudete                                1 100 000
--------------------------------------------------------------------------------
1.3     Garbage Disposal                          425 000          2 625 000
--------------------------------------------------------------------------------
        SUB TOTAL                                                  3 050 000
--------------------------------------------------------------------------------
        CONTINGENCIES +/- 15 %                                       450 000
--------------------------------------------------------------------------------
        TOTAL                                                      3 500 000
--------------------------------------------------------------------------------

                  -     Execution Schedule

                        The execution schedule project requires 3 years under the following details:

--------------------------------------------------------------------------------
 YEAR               ACTIVITY                       AMOUNT US$     SUB TOTAL US$
--------------------------------------------------------------------------------
 1998   Interception and Conducting Mayupampa       500 000
        Chulec, Amanchay, Hydro
--------------------------------------------------------------------------------
        Garbage Disposition                         500 000          1 000 000
--------------------------------------------------------------------------------
 1999   Chulec Treatment Plant                    1 250 000          1 250 000
--------------------------------------------------------------------------------
 2000   Treatment Plant Sudete                    1 250 000          1 250 000
--------------------------------------------------------------------------------
        TOTAL                                                        3 500 000
--------------------------------------------------------------------------------

                  -     Mitigation Proposed

                        The solution will allow for the first time in La Oroya the initiation of a environmental cleaning in La Oroya that will assure the sewage water treatment and diminish the Mantaro contamination. In this way developing the basis for environmental control. This action even though is at an engineering level has deserved the attention of government offices such as the President Ministry. The solution is being taken into consideration for cleaning projects for the entire City of La Oroya.

                  -     Economic Analysis

                        The project characteristics do not allow to define its profitability, but it can be pointed out its indirect retribution which is a better living for the City of La Oroya., diminution of contamination at the river basin and diminution of the epidemics.

                  -     Conclusions and Recommendations

                        The project developed allows to solve the problems of treating the sewage waters and garbage generated at the housing area that belong to the company.

                        The project has been modeled to be executed in stages, which can start independently.

                        It has also been considered, the situation of a future privatization, in which case the housing at the Mantaro river will probably remain under the company's administration. It will be also necessary to initiate the pertinent works, arrangements with the local authorities and government offices

      5.7 Social - Economic Resources Impact Control

            5.7.1 Mitigation Measures Plan, Contingencies Implementation Plan

                  Social - Economic Mitigation Measures

                  a)    Stopping other uses for land and adjacent areas.

                        o Give an adequate treatment to the Fumes and the Populated Adjacent Areas and to the Abandon Waste Deposits.

                        o Improve the use of space and assure the well being of the population and accelerate the demolition of the obsolete houses that are very much deteriorated as the ones that are at the: Club Peruano, Tras Estacion, Railway, Calaminas, Plomos. A total of 1393 slum houses. The cost is estimated by an study done by INADUR in US
                              $ 844 488

                        o     The eradication of the demolition waste.

                        o     Foment the green areas, parks, and the
                              reforestation of the rivers shores.

                  b) Improvement of the Social Services and the housing conditions of the mining population

                        o     Systematic eradication and cleaning in
                              coordination with the County of the Solid Residues that are dumped in the shores of the Mantaro river and the Yauli river. They are the focus of high contamination. Help with the garbage pick up with company's trucks.

                        o Accelerate the process of Garbage Treatment at the Company Sanitary Filling project at Cochabamba 8 kilometers from La Oroya between the Mantaro River and the Central Road in route to the Huancayo exit.

                        o Accelerate the construction project by Centromin of the Three Sewage Treatment Plants.

                              - One in front of Chulec

                              - One at the Amanchay zone behind the Junin Hotel

                              - One at the Club Peruano area nearby the Cascabel
                                Bridge.

                        o Renew and Build new Sewage Services were they do not exist in coordination with the competent authorities.

                        o Give priority to CENTROMIN workers that do not have water services and or sewage services at their houses, propitiating the construction of latrine and showers to improve hygiene and stop contagious sicknesses.

                        o Give more economic support to the Company `s Maintenance Unit to improve the habitation conditions of the houses that are assigned to the workers totalling 664 houses. Prohibiting the people to raise animals in the houses or near to the houses ( especially pigs)

                        o The estimate cost for the Remodeling, Conservation and Expansion of the Houses is US $ 1 819 254 (data from INADUR study)

                  c)    Social Promotion Actions

                  o Have an environmental specialist company implement a program of Environmental Education for the mining population having the support of the Social Service and the Mothers Clubes.

                  o Promote the campaigns for the eradication of pigsties and farm yards inside the houses.

                  o Make a vaccination campaign to prevent the spread of contagious sicknesses.

                  o     Make a vaccination campaign to prevent rabies.

      5.8 Contingencies Plan

            5.8.1 Generalities

                  The Contingency Plan that is developed as follows establishes actions that the LA OROYA Production Unit must follow in case of environmental emergencies, in such a way that the personnel will be able to respond in extreme situations. In this sense PAMA looks to define the basic criteria to be considered for the adequate and opportune treatment in case of accidents, leaks, explosions, fires, etc.

                  The programmed activities must consider the company's personnel training for using the emergency equipment. This type of program must be addressed not only to workers but also to people at the nearby communities in La Oroya ratio of action.

            5.8.2. Objectives and Scopes

                  The principal purpose of a contingency plan is to protect human life, material goods and the natural ecosystem life in case of an emergency caused by an extreme situation, being the fundamental requisite to be prepared for an immediate response and solve the incident. The contingency plan must include the following:

                  o A list of people and offices that must be alerted and informed immediately in case of an emergency.

                  o The procedures to evaluate people risks when located in the emergency area neighborhood .

                  o A list of actions, with a priority order that must be accomplished in case of an emergency

                  o The authority designation, the identification of the line of command and the designation of the qualified personnel for those specific endeavors.

                  o Communications webs that will assure the coordination of efforts and the efficient responses.

                  o A reference material (maps, indicting the sensible areas or the ones that have high probability of fracture, technical equipment to use in emergency cases) and other technical information that could be of help for the people responsible of the actions, and.

                  o An inventory of the equipment type and material available to respond to an emergency, including a location map.

            5.8.3 Organization

                  The organization designed in the present contingency plan will be in charge of coordinating the human and physical resources to be activated in time of environmental emergencies.

                  A Security Environmental Committee will be established, which will coordinate the principal actions and take the basic decisions to follow during and after the emergency. To comply with this objective the committee must be provided with all the communications systems and facilities to control the emergency.

                  The personnel that must be on this committee are the following:

                  o     General Manager

                  o     General Superintendent

                  o     Safety Superintendent

                  o     Chief of the environmental area

                  o     Doctor in charge of occupational health

                  o     A workers representative

                  Brigades are established to confront environmental emergencies, formed by groups of people in charge of going to the incident place. Timely intervention could save many lives, equipment and infrastructure. It is the implementation of permanent rescue crews composed at least of 10 duly trained people.

                  It is necessary to take into consideration that these brigades must have medical personnel support as well as the safety personnel to give the facilities to the people that help mitigate the incidents.

            5.8.4 Training

                  There must be an annual training plan "The safety brigades" will be trained, they must renew the instruction in periods not longer than three months (article 42 of the Supreme Decree No 023-92-EM) This program must include the following stages:

                  o The personnel training in maintaining, operating, transporting, using and managing the emergency use equipment.

                  o The simulation of different type of emergencies, taking in consideration the places were they could occur, the actions and the physical resources to use. Manuals for information should be prepared about the sequence in the actions to take during the simulations and the practice evaluations methodology

                  o The classification categories of the material spillage, tailings, fuel, etc., determining the frequency and the risks involved; and,

                  o The knowledge of how to use the first aid equipment, alarms and procedures for the safety equipment use.

                  Having well trained personnel and surveillance personnel is highly important in case of emergency.

            5.8.5 Information Management and Communications

                  The necessary actions must be establish to cover the following aspects:

                  o n Appoint the responsible area for communicating the situation to the General Office of Environmental Affairs at the Mining and Energy Ministry. (DGAA.MEM) . The communication must be made 48 hours after the incident occurs.

                  o Define the area that will prepare the preliminary report that will be sent to the DGAA - MEM. Also a format will be prepared that will include the type of incident, place, date and time, the apparent cause, human and material losses, the actions taken to mitigate the emergency as well as the mitigation plan and rehabilitation of the affected area.

                  o Guaranty that the required information about the climatic conditions ( wind direction and speed, temperature and flows) will be handled in an adequate and timely way.

                  o Implement the alarm system against fire, independently from the communication system.

            5.8.6 Resources

                  a)    Transportation

                        La Oroya must have vehicles available capable of entering the most difficult terrain were a mining operation exists. The number of vehicles will be related with the extension and distribution of the operations.

                  b)    Communications Web

                        The different installations must have permanent communication system connected with the General Superintendent and the Safety Chief, either by radio or by telephone. This should by time extended to the public and private entities of the locality.

                  c)    Alarm System

                        The alarm system at the principal production unit installations consists of a siren. It must be appropriately located to alert the personnel and the local population that could be affected with the incident.

                  d)    First Aid Equipment

                        Beds, stretchers, and first aid supplies.

                  e)    Emergency Material and Equipment

                        PQS Extinguishers, safety hamlets, safety belts, leather gloves, tools and flour protein foam to extinguish fire in liquids.

            5.8.7 Emergency Specific Cases

                  The following are some of the incidents that can occur and the contingency plan for such cases.

                  a)    Process Leaks and Spills (reagents, fluids and tailings)

                        This type of incidents can occur at any moment, having a negative impact on the environment. It is necessary to take action on time to reduce occurrences and the consequence of this type of emergencies. Inspection must be done regularly at the different conduction and supplying devices.

                        The following actions must be included in a contingency plan in case of reagents and or fluid spill :

                        o A map of the place, indicating were the chemical products are stored. As well as the fluids conduction and distribution lines ( the flow diagram should be available at different locations)

                        o Make sure that the chemical products are adequately stored, with fences to preclude contamination of the area.

                        o All the products must have toxicological information and cleaning procedures in case of spillage.

                        o Availability of secondary containers for reagents and process fluids.

                  b)    Fuel, Oil, Solvents and liquid hydrocarbons Spillage.

                        When this type of emergency occurs, the operator must try to isolate the damaged tank with the objective of reducing the spill affected areas. Then proceed to remove the contaminated soil in accordance to the management and residue disposal program prepared by the company.

                        In addition to the steps mentioned above, the following steps must be included in a contingency plan for oil spillage.

                        o Information that will identify the spillage migration scheme under different climate conditions.

                        o Contention Systems for all the fuel tanks, and Have secondary containers for hydrocarbon spillages.

                  c)    Fires

                        This type of emergency could happen due to a mechanical break down of the equipment ( spakles, fuel leaks) handling, or unsure acts that will produce the conjunction of these three elements : flammable fluids, (combustion vapors) oxygen and heat. This contingency can generate equipment deterioration and the mining operations interruption as well as human life and environment risk. In this same manner a fast action is required from the emergency brigade.

                        The emergency will be controlled in the following manner:

                        o The personnel that will fin out the emergency situation will close the fuel supplying valves. The fire will be fought immediately with the available resources ( dry dust extinguishers or CO2) which will be at the places indicated in the evacuation map. This action will be done until the fire is controlled. Finally the incident will be reported to the Environmental Safety Committee.

                        o If the fire con not be controlled the machines will be turn off.

                        o The plugs that isolate the electric installations will be set on.

                        o Give immediate notice to the fire brigade. If the brigade is too far away, the personnel that is in the site will take the corresponding action until the brigade arrival.

                        o The personnel that is not participating in the fire control because was not trained for this must evacuate the area.

                        o Notice should be given to the city fire men and the civil defense chief. The notice should indicate the type, magnitude and time that the fire start.

                        o To evacuate injured people to an area were they can get medical attention.

                  e)    Seismic Occurrences

                        The personnel must stop their work and evacuate the area immediately to prevent accidents. If it is necessary depending upon the intensity of the earthquake the fuel supply will be closed and the equipment shut off, evacuating the installations towards an empty area. The injured personnel must receive attention, after the disaster the material damages will be evaluated. The committee of environmental safety will give instructions.

VI CLOSING PLAN

          STUDY FOR THE CLOSING PLAN FOR LA OROYA METALLURGICAL COMPLEX

1. Introduction

      In the future La Oroya Metallurgical Complex must close its operations. This future situation must be contemplated, analyzed and studied with solution programs that will guaranty at the ending of the operations a control of the contaminant bodies, the recovery of the affected areas and the restoration of the areas to an acceptable level for future use.

      For these reasons the closing plan program was considered in this study. The project is being developed by the Canadian Firm ADI INTERNATIONAL INC up to a basic engineering level.

2. Present Situation Analysis

      The age of the installations, the quantity of the buildings and process, mechanical, electric and control equipment, the diversity of the metallurgical processes for smelting and refining the 17 metals there are among product and sub products gives origin to a 55 hectares operation. Area that for its most part have been affected by the contamination produced in the processes.

      This environmental contamination with the generation of liquids, solids and gasses that over pass the permissible limits has damage the environmental conditions, specially with respect to the soils deterioration, the partial disappearance of the biotic environment and the water corps damage.

      It is a industrial zone scenario of high congestion that needs to be revert the condition that it had before the operation started.

3. Project Objective

      Develop the engineering studies to a basic level that will allow to accomplish the closing plan in accordance with the parameters set out by PAMA. This parameters consider the removal of the existent installations, the elimination of the contamination sources, recovery of the soil and the remediation works until the area has its initial characteristics.

4. Project Justification

      Although this project does not seem one of immediate execution, it one that can not be delayed, since it constitutes the most important element to consider, not only at the operations ending but also in the eventuality of partial closings. In the other hand the stages closing plan such as the demolition , dismantle and restoration works to acceptable environmental levels and other inherent to the case will permit a rational use of the resources, since a considerable amount of time and money is required for all these.

5. Project Description

      The project at this basic engineering level develops a basic stage of planning, setting diverse activities that must be executed until a master plan is done for all the closing aspects.

      -     Characteristics

            Basic Plan Stage

            This stage has considered diverse activities that must be developed on blocks:

            o     Closing Decision

            o     Inventory Culmination

            o     Establishment of Environmental Control

            o     Dismantling and removal of useful equipment

            o     Demolition

            o     Site investigations

            o     Site Recoveries

            Each of this blocks diversifies in series of activities that will constitute at the end the Closing Master Plan.

            Preliminary Experiments

            There have been executed some surface experiment covering the total LA OROYA CENTROMIN installations area with the aim of gathering information on the S, Cd and Pb contents in the soil and the existent plants. Additionally inspections will be made to have basic hydric and geo technical information.

            With the sample results the research work to be developed in the detail engineering will be defined.

            -     Investment Budget

                  The investment budget for a total closing of the complex is a follows:

------------------------------------------------------------------------------
                  DESCRIPTION                                 AMOUNT US $
------------------------------------------------------------------------------
1.0      Equipment dismantle                                  15 000 000
------------------------------------------------------------------------------
2.0      Metallic Structures dismantle                        19 000 000
------------------------------------------------------------------------------
3.0      Buildings Demolition                                  5 000 000
------------------------------------------------------------------------------
4.0      Investigation and area fixing                         5 500 000
------------------------------------------------------------------------------
5.0      Equipment and building recoverings                  (22 000 000)
------------------------------------------------------------------------------
                           SUB TOTAL                          22 000 000
------------------------------------------------------------------------------
         CONTINGENCIES                                         2 000 000
------------------------------------------------------------------------------
                             TOTAL                            24 000 000
------------------------------------------------------------------------------

            -     Execution Schedule

                  The execution schedule requires 70 months following this details:

--------------------------------------------------------------------------------
                          ACTIVITY                                TIME (MONTHS)
--------------------------------------------------------------------------------
 1.0    Inventory                                                       1
--------------------------------------------------------------------------------
 2.0    Environmental Control Establishment                             3
--------------------------------------------------------------------------------
 3.0    Dismantling of equipment and removal of useful equipment        9
--------------------------------------------------------------------------------
 4.0    Demolition                                                      9
--------------------------------------------------------------------------------
 5.0    Site Investigations                                             12
--------------------------------------------------------------------------------
 6.0    Site Recovery                                                   36
--------------------------------------------------------------------------------
        TOTAL                                                           70
--------------------------------------------------------------------------------

6. Mitigation Proposal

      If the complex closing is implemented, an immediate contaminant reduction will be produced and a high proportion of the contaminants discharged into the atmosphere.

      As the closing activities master plan enters into application the contamination will be reaching inferior levels that will reach the permissible limits when the process is concluded.

7. Economic Analysis

      The project characteristics which is not involved on the production process does not allow to define the type of profitability that can be quantified in economical indexes, but it can be pointed out that the environment remediation will contribute to improve the life conditions not only at La Oroya but also the Mantaro river and the Mantaro valley.

8. Conclusions and Recommendations

      The developed project will allow to cover PAMA requirements

      The project will allow to have a basic planning that can be used for a total or a partial closing.

      Contingency plans are considered in case of natural catastrophes that can happen in the future such as floods and earthquakes.

      Before initiating the pertinent works in case of closing, it will be necessary to make the respective coordination with the local authorities and the government entities.

VII EMISSION AND EFFLUENTS  MONITORING PLAN

      7.1 Liquid Effluents emissions if the Metallurgic Complex

            Regarding the policies defined by Centromin Peru S.A. with respect to the Environmental Contamination Control diverse mitigation measures undertaken with important investments must be pointed.

            With respect with the liquid effluents it has been planned to continue with the sampling at the collectors discharge that were qualified has contaminants after they were processed and the results analyzed by the statistics results from the EVAP (tabla 7.1)

            Due to the water quality, the monitoring will be done at 9 monitoring stations (five in the Mantaro River, three at the Yauli river and one at the Tishgo river).

      7.2 Gaseous Emissions at the Metallurgical Complex

            Concerning the gaseous emissions monitoring and the air quality, it has been clearly defined and put into action. The environmental problems have been characterized as a consequence of the gases, it is necessary to implement mitigation measures.

            The monitoring data obtained at the metallurgic complex indicates that the air quality as well as the gaseous emissions have been exceeding the permissible limits.

            The company has planned to continue with the monitoring program related to the emission sources at the strategic points indicated in table 7.2.

            To determine the air quality CENTROMIN will continue the monitoring 5 stations (Table 7.2) and will improve the sampling system with new equipment when necessary.

            CENTROMIN treats more than a thousand tons a day of concentrate, hence it's considering the installation of a meteorological station at the place stated in the Gaseous Emission Protocol and Quality Air, where the wind parameters (speed and direction), temperature, precipitation, evaporation, relative humidity are considered with frequency and ideal equipment.